UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

PIMCO Variable Insurance Trust

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO All Asset Portfolio
•	PIMCO All Asset All Authority Portfolio
•	PIMCO Balanced Allocation Portfolio
•	PIMCO CommodityRealReturn Strategy Portfolio
•	PIMCO Dynamic Bond Portfolio
•	PIMCO Emerging Markets Bond Portfolio
•	PIMCO Global Bond Opportunities Portfolio (Unhedged)
•	PIMCO Global Core Bond (Hedged) Portfolio
•	PIMCO Global Diversified Allocation Portfolio
•	PIMCO Global Managed-Asset Allocation Portfolio
•	PIMCO High Yield Portfolio
•	PIMCO Income Portfolio
•	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)
•	PIMCO International Bond Portfolio (Unhedged)
•	PIMCO Low Duration Portfolio
•	PIMCO Long-Term U.S. Government Portfolio
•	PIMCO Real Return Portfolio
•	PIMCO Short-Term Portfolio
•	PIMCO Total Return Portfolio

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO All Asset Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO All Asset Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Underlying PIMCO Funds are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance, or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

4	PIMCO VARIABLE INSURANCE TRUST

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset Portfolio	04/30/03	01/31/06	04/30/04	04/30/03	04/30/04	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio,

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the PIMCO All Asset Portfolio (Cont.)

on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of December 31, 2019†§

PIMCO Emerging Markets Currency and Short-Term Investments Fund	11.5%

PIMCO RAE Emerging Markets Fund	11.4%

PIMCO RAE PLUS EMG Fund	10.3%

PIMCO RAE Fundamental Advantage PLUS Fund	9.1%

PIMCO RAE Worldwide Long/Short PLUS Fund	6.7%

PIMCO Long-Term Real Return Fund	6.2%

PIMCO Income Fund	4.6%

PIMCO CommoditiesPLUS® Strategy Fund	4.4%

PIMCO Extended Duration Fund	4.1%

PIMCO RAE Low Volatility PLUS EMG Fund	2.8%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Years	10 Years	Inception≈
PIMCO All Asset Portfolio Institutional Class	11.92%	4.44%	5.28%	4.85%
PIMCO All Asset Portfolio Class M	11.44%	3.99%	4.81%	5.13%
PIMCO All Asset Portfolio Administrative Class	11.90%	4.32%	5.13%	5.68%
PIMCO All Asset Portfolio Advisor Class	11.74%	4.20%	5.03%	5.35%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index±	6.85%	2.36%	2.57%	3.62%♦
Consumer Price Index + 500 Basis Points±±	7.29%	6.82%	6.75%	7.08%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2003.

± Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.415% for Institutional Class shares, 1.865% for Class M shares, 1.565% for Administrative Class shares, and 1.665% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstance substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

Exposure to emerging market equities, primarily through the PIMCO RAE PLUS EMG Fund, the PIMCO RAE Emerging Markets Fund, and the PIMCO RAFI Dynamic Multi-Factor EM Equity Fund contributed to absolute performance, as these Underlying PIMCO Funds posted positive returns during the reporting period.

»

Commodities and REITs exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO RealEstateRealReturn Strategy Fund, contributed to absolute performance, as these Underlying PIMCO Funds gained value.

»

Exposure to developed ex-U.S. equities, primarily through the PIMCO RAE PLUS International Fund, PIMCO RAE Low Volatility PLUS Intl Fund, and PIMCO StocksPLUS® International Fund (USD-Hedged), contributed to absolute performance, as these Underlying PIMCO Funds posted a positive return during the reporting period.

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Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Local Currency and Bond Fund and the PIMCO Emerging Markets Currency and Short-Term Investments Fund, contributed to absolute performance, as these Underlying PIMCO Funds posted positive returns during the reporting period.

»

Positions in U.S. Long Maturity Bonds, primarily through PIMCO Extended Duration Fund and PIMCO Long-Term U.S. Government Fund, contributed to absolute performance, as these Underlying PIMCO Funds gained value.

ANNUAL REPORT	DECEMBER 31, 2019	7

Expense Example PIMCO All Asset Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,035.60	$1.45	$1,000.00	$1,023.91	$1.45	0.28%
Class M	1,000.00	1,032.80	3.77	1,000.00	1,021.64	3.75	0.73
Administrative Class	1,000.00	1,035.20	2.22	1,000.00	1,023.16	2.21	0.43
Advisor Class	1,000.00	1,034.20	2.74	1,000.00	1,022.65	2.72	0.53

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	DECEMBER 31, 2019	9

Financial Highlights PIMCO All Asset Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

12/31/2019	$10.05	$0.36	$0.83	$1.19	$(0.33)	$0.00	$0.00	$(0.33)

12/31/2018	10.97	0.51	(1.07)	(0.56)	(0.36)	0.00	0.00	(0.36)

12/31/2017	10.11	0.58	0.80	1.38	(0.50)	0.00	(0.02)	(0.52)

12/31/2016	9.19	0.24	0.96	1.20	(0.26)	0.00	(0.02)	(0.28)

12/31/2015	10.47	0.33	(1.26)	(0.93)	(0.34)	0.00	(0.01)	(0.35)
Class M

12/31/2019	10.12	0.31	0.84	1.15	(0.28)	0.00	0.00	(0.28)

12/31/2018	11.04	0.50	(1.11)	(0.61)	(0.31)	0.00	0.00	(0.31)

12/31/2017	10.18	0.46	0.87	1.33	(0.45)	0.00	(0.02)	(0.47)

12/31/2016	9.25	0.19	0.97	1.16	(0.21)	0.00	(0.02)	(0.23)

12/31/2015	10.53	0.30	(1.27)	(0.97)	(0.30)	0.00	(0.01)	(0.31)
Administrative Class

12/31/2019	9.93	0.33	0.84	1.17	(0.31)	0.00	0.00	(0.31)

12/31/2018	10.85	0.48	(1.06)	(0.58)	(0.34)	0.00	0.00	(0.34)

12/31/2017	10.01	0.47	0.87	1.34	(0.48)	0.00	(0.02)	(0.50)

12/31/2016	9.10	0.22	0.95	1.17	(0.24)	0.00	(0.02)	(0.26)

12/31/2015	10.36	0.32	(1.24)	(0.92)	(0.33)	0.00	(0.01)	(0.34)
Advisor Class

12/31/2019	10.05	0.32	0.85	1.17	(0.30)	0.00	0.00	(0.30)

12/31/2018	10.97	0.47	(1.06)	(0.59)	(0.33)	0.00	0.00	(0.33)

12/31/2017	10.12	0.47	0.87	1.34	(0.47)	0.00	(0.02)	(0.49)

12/31/2016	9.19	0.21	0.97	1.18	(0.23)	0.00	(0.02)	(0.25)

12/31/2015	10.47	0.31	(1.26)	(0.95)	(0.32)	0.00	(0.01)	(0.33)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.91	11.92%	$11,788	0.275%	0.425%	0.275%	0.425%	3.36%	31%

10.05	(5.20)	10,616	0.305	0.425	0.305	0.425	4.78	37

10.97	13.77	12,827	0.325	0.425	0.325	0.425	5.43	40

10.11	13.08	5,726	0.275	0.425	0.275	0.425	2.43	67

9.19	(8.95)	4,811	0.285	0.425	0.285	0.425	3.25	41

10.99	11.44	74,777	0.725	0.875	0.725	0.875	2.88	31

10.12	(5.59)	73,521	0.755	0.875	0.755	0.875	4.62	37

11.04	13.19	75,309	0.775	0.875	0.775	0.875	4.26	40

10.18	12.59	65,033	0.725	0.875	0.725	0.875	1.91	67

9.25	(9.32)	68,206	0.735	0.875	0.735	0.875	2.88	41

10.79	11.90	426,305	0.425	0.575	0.425	0.575	3.14	31

9.93	(5.41)	444,136	0.455	0.575	0.455	0.575	4.56	37

10.85	13.54	554,749	0.475	0.575	0.475	0.575	4.46	40

10.01	12.93	537,663	0.425	0.575	0.425	0.575	2.23	67

9.10	(8.99)	537,330	0.435	0.575	0.435	0.575	3.15	41

10.92	11.74	180,653	0.525	0.675	0.525	0.675	3.06	31

10.05	(5.45)	178,643	0.555	0.675	0.555	0.675	4.38	37

10.97	13.38	231,030	0.575	0.675	0.575	0.675	4.35	40

10.12	12.90	226,099	0.525	0.675	0.525	0.675	2.12	67

9.19	(9.19)	226,532	0.535	0.675	0.535	0.675	3.02	41

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Statement of Assets and Liabilities PIMCO All Asset Portfolio

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in Affiliates	$694,027
Receivable for investments in Affiliates sold	205
Receivable for Portfolio shares sold	90
Interest and/or dividends receivable	197
Dividends receivable from Affiliates	862
Reimbursement receivable from PIMCO	85
Total Assets	695,466

Liabilities:

Payable for investments in Affiliates purchased	$1,127
Payable for Portfolio shares redeemed	391
Overdraft due to custodian	56
Accrued investment advisory fees	103
Accrued supervisory and administrative fees	146
Accrued distribution fees	66
Accrued servicing fees	54
Total Liabilities	1,943

Net Assets	$693,523

Net Assets Consist of:

Paid in capital	$737,030
Distributable earnings (accumulated loss)	(43,507)

Net Assets	$693,523

Net Assets:

Institutional Class	$11,788
Class M	74,777
Administrative Class	426,305
Advisor Class	180,653

Shares Issued and Outstanding:

Institutional Class	1,080
Class M	6,803
Administrative Class	39,523
Advisor Class	16,549

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.91
Class M	10.99
Administrative Class	10.79
Advisor Class	10.92

Cost of investments in Affiliates	$653,205

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Interest	$1
Dividends from Investments in Affiliates	25,129
Total Income	25,130

Expenses:

Investment advisory fees	1,229
Supervisory and administrative fees	1,756
Distribution and/or servicing fees - Class M	334
Servicing fees - Administrative Class	653
Distribution and/or servicing fees - Advisor Class	455
Trustee fees	17
Interest expense	1
Total Expenses	4,445
Waiver and/or Reimbursement by PIMCO	(1,054)
Net Expenses	3,391

Net Investment Income (Loss)	21,739

Net Realized Gain (Loss):

Investments in Affiliates	(11,272)
Net capital gain distributions received from Affiliate investments	1,875

Net Realized Gain (Loss)	(9,397)

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	65,966

Net Change in Unrealized Appreciation (Depreciation)	65,966

Net Increase (Decrease) in Net Assets Resulting from Operations	$78,308

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$21,739	$36,184
Net realized gain (loss)	(9,397)	8,012
Net change in unrealized appreciation (depreciation)	65,966	(87,372)

Net Increase (Decrease) in Net Assets Resulting from Operations	78,308	(43,176)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(342)	(414)
Class M	(1,915)	(2,224)
Administrative Class	(12,644)	(15,679)
Advisor Class	(5,100)	(6,185)

Total Distributions(a)	(20,001)	(24,502)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(71,700)	(99,321)

Total Increase (Decrease) in Net Assets	(13,393)	(166,999)

Net Assets:

Beginning of year	706,916	873,915
End of year	$693,523	$706,916

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 97.7%

PIMCO CommoditiesPLUS® Strategy Fund	5,595,293	$30,718

PIMCO CommodityRealReturn Strategy Fund®	1,163,728	6,947

PIMCO Dynamic Bond Fund	639,740	6,794

PIMCO Emerging Markets Currency and Short-Term Investments Fund	9,825,164	79,977

PIMCO Emerging Markets Local Currency and Bond Fund	2,414,536	17,409

PIMCO Extended Duration Fund	3,343,480	28,654

PIMCO High Yield Spectrum Fund	676,848	6,741

PIMCO Income Fund	2,659,491	32,020

PIMCO Investment Grade Credit Bond Fund	1,065,525	11,636

PIMCO Long Duration Total Return Fund	630,050	6,742

PIMCO Long-Term Real Return Fund	4,944,094	43,063

PIMCO Long-Term U.S. Government Fund	1,792,274	11,739

PIMCO Low Duration Fund	1,987,852	19,481

PIMCO Mortgage Opportunities and Bond Fund	512,006	5,550

PIMCO RAE Emerging Markets Fund	7,872,281	79,274

	SHARES	MARKET VALUE (000S)

PIMCO RAE Fundamental Advantage PLUS Fund	6,444,750	$63,094

PIMCO RAE Low Volatility PLUS EMG Fund	2,550,911	19,616

PIMCO RAE Low Volatility PLUS International Fund	1,560,951	13,237

PIMCO RAE PLUS EMG Fund	6,717,586	71,677

PIMCO RAE PLUS International Fund	1,096,475	8,235

PIMCO RAE Worldwide Long/Short PLUS Fund	4,596,292	46,193

PIMCO Real Return Fund	1,118,313	12,570

PIMCO RealEstateRealReturn Strategy Fund	1,970,141	18,362

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	2,409,954	19,207

PIMCO Total Return Fund	1,171,134	12,109

PIMCO TRENDS Managed Futures Strategy Fund	687,384	6,812

Total Mutual Funds (Cost $636,850)		677,857

EXCHANGE-TRADED FUNDS 1.8%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	498,197	12,385

Total Exchange-Traded Funds (Cost $12,570)		12,385

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.6%

MUTUAL FUNDS 0.6%

PIMCO Government Money Market Fund
1.620% (a)(b)	3,785,360	$3,785

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	10	0

Total Short-Term Instruments (Cost $3,785)		3,785

Total Investments in Affiliates (Cost $653,205)		694,027

Total Investments 100.1% (Cost $653,205)		$694,027

Other Assets and Liabilities, net (0.1)%		(504)

Net Assets 100.0%		$693,523

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.
(b)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Affiliates, at Value
Mutual Funds	$677,857	$0	$0	$677,857
Exchange-Traded Funds	12,385	0	0	12,385
Short-Term Instruments
Mutual Funds	3,785	0	0	3,785

Total Investments	$694,027	$0	$0	$694,027

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO All Asset Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all or a significant portion of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant

ANNUAL REPORT	DECEMBER 31, 2019	17

Notes to Financial Statements (Cont.)

exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of

18	PIMCO VARIABLE INSURANCE TRUST

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the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities.

Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a)  Investments in Affiliates

The Portfolio invests under normal circumstances substantially all or a significant portion of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity

ANNUAL REPORT	DECEMBER 31, 2019	19

Notes to Financial Statements (Cont.)

fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$22,474	$9,455	$(5,508)	$(175)	$4,472	$30,718	$692	$0

PIMCO CommodityRealReturn Strategy Fund®	8,576	284	(2,579)	(529)	1,195	6,947	285	0

PIMCO Dynamic Bond Fund	11,135	433	(4,778)	(23)	27	6,794	434	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	84,751	7,080	(14,225)	(1,892)	4,263	79,977	2,508	0

PIMCO Emerging Markets Local Currency and Bond Fund	40,645	1,193	(27,622)	(10,143)	13,336	17,409	1,192	0

PIMCO Extended Duration Fund	32,046	9,589	(16,349)	(341)	3,709	28,654	585	0

PIMCO Government Money Market Fund	3,775	93,840	(93,830)	0	0	3,785	44	0

PIMCO High Yield Fund	6,860	891	(8,280)	1,640	(1,111)	0	219	0

PIMCO High Yield Spectrum Fund	11,455	554	(6,105)	131	706	6,741	553	0

PIMCO Income Fund	40,646	15,246	(24,626)	1,576	(822)	32,020	2,249	0

PIMCO Investment Grade Credit Bond Fund	14,790	521	(5,072)	32	1,365	11,636	521	0

PIMCO Long Duration Total Return Fund	9,316	2,391	(5,898)	82	851	6,742	482	298

PIMCO Long-Term Real Return Fund	3,062	45,248	(9,404)	681	3,476	43,063	2,144	0

PIMCO Long-Term U.S. Government Fund	25,837	7,312	(22,267)	(187)	1,044	11,739	277	0

PIMCO Low Duration Fund	38,750	18,770	(38,388)	(10)	359	19,481	885	0

PIMCO Mortgage Opportunities and Bond Fund	5,227	815	(520)	(1)	29	5,550	239	0

PIMCO RAE Emerging Markets Fund	47,045	28,549	(3,094)	(229)	7,003	79,274	1,848	252

PIMCO RAE Fundamental Advantage PLUS Fund	41,092	23,879	(1,403)	(46)	(428)	63,094	0	0

PIMCO RAE Low Volatility PLUS EMG Fund	23,333	2,404	(5,037)	(18)	(1,066)	19,616	726	1,057

PIMCO RAE Low Volatility PLUS International Fund	12,293	1,326	(2,460)	(354)	2,432	13,237	383	0

PIMCO RAE PLUS EMG Fund	84,176	3,609	(27,079)	(2,949)	13,920	71,677	269	0

PIMCO RAE PLUS International Fund	6,554	2,927	(2,231)	(243)	1,228	8,235	283	0

PIMCO RAE Worldwide Long/Short PLUS Fund	44,092	7,349	(6,438)	(9)	1,199	46,193	3,026	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	7,052	4,981	(829)	(174)	1,355	12,385	263	0

PIMCO Real Return Fund	10,514	5,315	(3,807)	(103)	651	12,570	166	0

PIMCO RealEstateRealReturn Strategy Fund	28,277	3,681	(18,967)	1,912	3,459	18,362	1,884	0

PIMCO Short-Term Floating NAV Portfolio III	3	0	(3)	0	0	0	0	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	21,345	2,466	(7,252)	(3)	2,651	19,207	2,198	268

PIMCO Total Return Fund	15,868	7,822	(12,335)	165	589	12,109	597	0

PIMCO TRENDS Managed Futures Strategy Fund	7,650	585	(1,435)	(62)	74	6,812	177	0

Totals	$708,639	$308,515	$(377,821)	$(11,272)	$65,966	$694,027	$25,129	$1,875

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b)  Investments in Securities

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s (or Underlying PIMCO Funds) custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

6. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

The following risks are principal risks of investing in a Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

ANNUAL REPORT	DECEMBER 31, 2019	21

Notes to Financial Statements (Cont.)

The following risks are principal risks of investing in a Portfolio that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk  is the risk that an active secondary trading market for shares of an Underlying PIMCO Fund that is an exchange-traded fund does not continue once developed, that such Underlying PIMCO Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Underlying PIMCO Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk  is the risk that an Underlying PIMCO Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk  is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. An Underlying PIMCO Fund’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Underlying PIMCO Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Underlying PIMCO Fund’s ability to invest in derivatives,

22	PIMCO VARIABLE INSURANCE TRUST

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limit the Underlying PIMCO Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Underlying PIMCO Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that an Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation methodologies used in constructing an underlying index for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index, may not adequately take into account certain factors and may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

ANNUAL REPORT	DECEMBER 31, 2019	23

Notes to Financial Statements (Cont.)

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Portfolio is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

Tracking Error Risk  is the risk that the portfolio of an Underlying PIMCO Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Underlying PIMCO Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Underlying PIMCO Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Underlying PIMCO Fund and the underlying index may vary due to asset valuation differences and differences between the Underlying PIMCO Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, an Underlying PIMCO Fund’s use of a representative sampling approach may cause the Underlying PIMCO Fund to be less correlated to the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

7. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the

United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

ANNUAL REPORT	DECEMBER 31, 2019	25

Notes to Financial Statements (Cont.)

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.175%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2019, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2020, to waive its Investment Advisory Fee to the extent that the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds exceed 0.64% of the total assets invested in Underlying PIMCO Funds. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Investment Advisory Fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any Underlying PIMCO Fund Fees exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Asset Allocation Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at December 31, 2019 were (amounts in thousands†):

12 months	13-24 months	25-36 months	Total
$916	$965	$1,054	$2,935

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2019, the amount was $1,053,693.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$0	$216,070	$283,988

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2019	27

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	125	$1,331	267	$2,859

Class M	369	3,925	1,365	14,764

Administrative Class	1,149	12,044	1,873	19,794

Advisor Class	1,170	12,349	747	8,036
Issued as reinvestment of distributions

Institutional Class	32	342	40	414

Class M	178	1,915	213	2,224

Administrative Class	1,199	12,644	1,529	15,679

Advisor Class	477	5,100	596	6,185
Cost of shares redeemed

Institutional Class	(134)	(1,417)	(420)	(4,421)

Class M	(1,011)	(10,741)	(1,131)	(12,043)

Administrative Class	(7,539)	(78,803)	(9,829)	(103,603)

Advisor Class	(2,876)	(30,389)	(4,625)	(49,209)

Net increase (decrease) resulting from Portfolio share transactions	(6,861)	$(71,700)	(9,375)	$(99,321)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 56% of the Portfolio. One of the shareholders is a related party and comprises 45% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

derivatives, if earned directly by the Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Portfolio is treated as qualifying dividends; and (iii) that income inclusion by a Portfolio of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio or an Underlying PIMCO Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO All Asset Portfolio	$13,420	$0	$25,279	$0	$(82,206)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	DECEMBER 31, 2019	29

Notes to Financial Statements (Cont.)

December 31, 2019

As of December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset Portfolio	$18,779	$63,427

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO All Asset Portfolio	$668,748	$35,935	$(10,656)	$25,279

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO All Asset Portfolio	$20,001	$0	$0	$24,502	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

30	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO All Asset Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2019	31

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:

USD (or $)	United States Dollar

Index/Spread Abbreviations:

RAFI	Research Affiliates Fundamental Index

Other Abbreviations:

TBA	To-Be-Announced

32	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)

PIMCO All Asset Portfolio	0.00%	18.20%	$2	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	DECEMBER 31, 2019	33

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

34	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2019	35

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

36	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

ANNUAL REPORT	DECEMBER 31, 2019	37

Approval of Investment Advisory Contract and Other Agreements (Cont.)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

ANNUAL REPORT	DECEMBER 31, 2019	39

Approval of Investment Advisory Contract and Other Agreements (Cont.)

not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

ANNUAL REPORT	DECEMBER 31, 2019	41

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

42	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Asset Allocation Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT01AR_123119

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO All Asset All Authority Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO All Asset All Authority Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset All Authority Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Underlying PIMCO Funds are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including

4	PIMCO VARIABLE INSURANCE TRUST

those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset All Authority Portfolio	04/30/14	04/30/14	—	04/30/14	04/30/14	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the PIMCO All Asset All Authority Portfolio (Cont.)

desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset All Authority Portfolio

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings

as of December 31, 2019†§

PIMCO StocksPLUS® Short Fund	17.2%

PIMCO RAE Emerging Markets Fund	9.2%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	9.1%

PIMCO RAE PLUS EMG Fund	8.1%

PIMCO RAE Fundamental Advantage PLUS Fund	6.1%

PIMCO RAE Worldwide Long/Short PLUS Fund	5.1%

PIMCO Long-Term Real Return Fund	4.2%

PIMCO CommoditiesPLUS® Strategy Fund	3.9%

PIMCO Income Fund	3.7%

PIMCO RealEstateRealReturn Strategy Fund	2.9%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Years	Inception≈
PIMCO All Asset All Authority Portfolio Institutional Class	7.03%	2.19%	0.90%
PIMCO All Asset All Authority Portfolio Administrative Class	6.86%	2.02%	0.73%
PIMCO All Asset All Authority Portfolio Advisor Class	6.79%	1.92%	0.63%
Bloomberg Barclays U.S. TIPS Index± ª	8.43%	2.62%	2.36%	♦
S&P 500 Index±±	31.49%	11.70%	12.26%	♦
Consumer Price Index + 650 Basis Points±±±	8.79%	8.32%	8.07%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2014.

ª Prior to 1st October, 2019, the fund’s primary benchmark was the S&P 500 Index.

± Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

±±± CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 3.32% for Institutional Class shares, 3.47% for Administrative class shares and 3.57% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overviews

PIMCO All Asset All Authority Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”), and does not invest directly in stocks or bonds of other issuers. Research Affiliates, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

Exposure to emerging market equities, primarily through the PIMCO RAE PLUS EMG Fund, the PIMCO RAE Emerging Markets Fund, and the PIMCO RAFI Dynamic Multi-Factor EM Equity Fund contributed to absolute performance, as these Underlying PIMCO Funds posted positive returns during the reporting period.

»

Commodities and REITs exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO RealEstateRealReturn Strategy Fund, contributed to absolute performance, as these Underlying PIMCO Funds gained value.

»

Exposure to developed ex-U.S. equities, primarily through the PIMCO RAE PLUS International Fund, PIMCO RAE Low Volatility PLUS Intl Fund, and PIMCO StocksPLUS® International Fund (USD-Hedged), contributed to absolute performance, as these Underlying PIMCO Funds posted a positive return during the reporting period.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Local Currency and Bond Fund and the PIMCO Emerging Markets Currency and Short-Term Investments Fund, contributed to absolute performance, as these Underlying PIMCO Funds posted positive returns during the reporting period.

»

Positions in U.S. Long Maturity Bonds, primarily through PIMCO Extended Duration Fund and PIMCO Long-Term U.S. Government Fund, contributed to absolute performance, as these Underlying PIMCO Funds gained value

»

Inverse exposure to the S&P 500 Index as a portfolio risk hedge, achieved through the PIMCO StocksPLUS® Short Fund, detracted from absolute performance as this Underlying PIMCO Fund posted a negative return during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2019	7

Expense Example PIMCO All Asset All Authority Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,015.60	$8.63	$1,000.00	$1,016.78	$8.64	1.69%
Administrative Class	1,000.00	1,014.70	9.39	1,000.00	1,016.02	9.40	1.84
Advisor Class	1,000.00	1,014.20	9.90	1,000.00	1,015.51	9.91	1.94

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	DECEMBER 31, 2019	9

Financial Highlights PIMCO All Asset All Authority Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2019	$8.03	$0.23	$0.33	$0.56	$(0.24)	$0.00	$(0.24)

12/31/2018	8.89	0.40	(0.96)	(0.56)	(0.30)	0.00	(0.30)

12/31/2017	8.42	0.38	0.55	0.93	(0.46)	0.00	(0.46)

12/31/2016	7.65	0.19	0.85	1.04	(0.27)	0.00	(0.27)

12/31/2015	9.02	0.38	(1.47)	(1.09)	(0.26)	(0.02)	(0.28)
Administrative Class

12/31/2019	8.04	0.20	0.35	0.55	(0.23)	0.00	(0.23)

12/31/2018	8.91	0.39	(0.97)	(0.58)	(0.29)	0.00	(0.29)

12/31/2017	8.44	0.47	0.45	0.92	(0.45)	0.00	(0.45)

12/31/2016	7.65	0.14	0.90	1.04	(0.25)	0.00	(0.25)

12/31/2015	9.02	0.31	(1.41)	(1.10)	(0.25)	(0.02)	(0.27)
Advisor Class

12/31/2019	8.01	0.19	0.35	0.54	(0.22)	0.00	(0.22)

12/31/2018	8.88	0.39	(0.98)	(0.59)	(0.28)	0.00	(0.28)

12/31/2017	8.41	0.42	0.49	0.91	(0.44)	0.00	(0.44)

12/31/2016	7.64	0.18	0.84	1.02	(0.25)	0.00	(0.25)

12/31/2015	9.01	0.35	(1.46)	(1.11)	(0.24)	(0.02)	(0.26)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Ratio of expenses to average net assets includes line of credit expenses.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.35	7.03%	$857	1.83	%(e)	1.92	%(e)	0.53%	0.62%	2.78%	48%

8.03	(6.34)	618	1.86	(e)	2.02	(e)	0.54	0.70	4.49	58

8.89	11.23	653	1.35	(e)	1.39	(e)	0.53	0.57	4.37	47

8.42	13.78	892	0.91	(e)	0.99	(e)	0.37	0.45	2.29	151

7.65	(12.17)	884	1.30	(e)	1.39	(e)	0.36	0.45	4.45	67

8.36	6.86	3,619	1.98	(e)	2.07	(e)	0.68	0.77	2.47	48

8.04	(6.58)	3,422	2.01	(e)	2.17	(e)	0.69	0.85	4.27	58

8.91	11.05	4,769	1.50	(e)	1.54	(e)	0.68	0.72	5.34	47

8.44	13.73	1,966	1.06	(e)	1.14	(e)	0.52	0.60	1.79	151

7.65	(12.35)	4,594	1.45	(e)	1.54	(e)	0.51	0.60	3.57	67

8.33	6.79	6,703	2.08	(e)	2.17	(e)	0.78	0.87	2.34	48

8.01	(6.70)	6,783	2.11	(e)	2.27	(e)	0.79	0.95	4.40	58

8.88	10.98	7,897	1.60	(e)	1.64	(e)	0.78	0.82	4.80	47

8.41	13.55	6,959	1.16	(e)	1.24	(e)	0.62	0.70	2.22	151

7.64	(12.40)	4,099	1.55	(e)	1.64	(e)	0.61	0.70	4.11	67

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Statement of Assets and Liabilities PIMCO All Asset All Authority Portfolio

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in Affiliates	$15,566
Cash	66
Receivable for investments in Affiliates sold	10
Interest and/or dividends receivable	7
Dividends receivable from Affiliates	15
Reimbursement receivable from PIMCO	1
Prepaid expenses	1
Total Assets	15,666

Liabilities:

Borrowings & Other Financing Transactions
Payable for line of credit	$4,450
Payable for investments in Affiliates purchased	25
Payable for Portfolio shares redeemed	1
Accrued investment advisory fees	2
Accrued supervisory and administrative fees	2
Accrued distribution fees	2
Other liabilities	5
Total Liabilities	4,487

Net Assets	$11,179

Net Assets Consist of:

Paid in capital	$13,365
Distributable earnings (accumulated loss)	(2,186)

Net Assets	$11,179

Net Assets:

Institutional Class	$857
Administrative Class	3,619
Advisor Class	6,703

Shares Issued and Outstanding:

Institutional Class	103
Administrative Class	433
Advisor Class	804

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.35
Administrative Class	8.36
Advisor Class	8.33

Cost of investments in Affiliates	$15,820

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Dividends from Investments in Affiliates	$492
Total Income	492

Expenses:

Investment advisory fees	22
Supervisory and administrative fees	28
Servicing fees - Administrative Class	5
Distribution and/or servicing fees - Advisor Class	17
Interest expense	144
Line of credit - other legal expense	18
Miscellaneous expense	1
Total Expenses	235
Waiver and/or Reimbursement by PIMCO	(10)
Net Expenses	225

Net Investment Income (Loss)	267

Net Realized Gain (Loss):

Investments in Affiliates	(142)
Net capital gain distributions received from Affiliate investments	36

Net Realized Gain (Loss)	(106)

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	565

Net Change in Unrealized Appreciation (Depreciation)	565

Net Increase (Decrease) in Net Assets Resulting from Operations	$726

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Statements of Changes in Net Assets PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$267	$526
Net realized gain (loss)	(106)	(137)
Net change in unrealized appreciation (depreciation)	565	(1,222)

Net Increase (Decrease) in Net Assets Resulting from Operations	726	(833)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(23)	(24)
Administrative Class	(98)	(134)
Advisor Class	(178)	(232)

Total Distributions(a)	(299)	(390)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	(71)	(1,273)

Total Increase (Decrease) in Net Assets	356	(2,496)

Net Assets:

Beginning of year	10,823	13,319
End of year	$11,179	$10,823

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flow PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$726

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(7,357)
Proceeds from sales of long-term securities	7,465
(Purchases) Proceeds from sales of short-term portfolio investments, net	(13)
(Increase) decrease in receivable for investments sold	(9)
(Increase) decrease in interest and/or dividends receivable	(7)
(Increase) decrease in dividends receivable from Affiliates	9
(Increase) decrease in Prepaid Expenses	5
Increase (decrease) in payable for investments purchased	4
Increase (decrease) in other liabilities	3
Net Realized (Gain) Loss
Investments in Affiliates	142
Net capital gain distributions received from Affiliate investments	(36)
Net Change in Unrealized (Appreciation) Depreciation
Investments in Affiliates	(565)

Net Cash Provided by (Used for) Operating Activities	367

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,842
Payments on shares redeemed	(2,218)
Cash distributions paid*	0

Net Cash Received from (Used for) Financing Activities	(376)

Net Increase (Decrease) in Cash and Foreign Currency	(9)

Cash and Foreign Currency:

Beginning of year	75
End of year	$66

*Reinvestment of distributions	$299

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$138

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Schedule of Investments PIMCO All Asset All Authority Portfolio

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 139.2%

MUTUAL FUNDS (a) 133.0%

PIMCO CommoditiesPLUS® Strategy Fund	111,406	$612

PIMCO CommodityRealReturn Strategy Fund®	19,153	114

PIMCO Dynamic Bond Fund	12,606	134

PIMCO Emerging Markets Currency and Short-Term Investments Fund	174,580	1,421

PIMCO Emerging Markets Local Currency and Bond Fund	45,166	326

PIMCO Extended Duration Fund	46,864	402

PIMCO High Yield Spectrum Fund	11,502	114

PIMCO Income Fund	47,478	572

PIMCO Investment Grade Credit Bond Fund	15,867	173

PIMCO Long Duration Total Return Fund	9,221	99

PIMCO Long-Term Real Return Fund	75,823	660

PIMCO Long-Term U.S. Government Fund	18,727	123

PIMCO Low Duration Fund	36,216	355

	SHARES	MARKET VALUE (000S)

PIMCO Mortgage Opportunities and Bond Fund	7,653	$83

PIMCO RAE Emerging Markets Fund	142,029	1,430

PIMCO RAE Fundamental Advantage PLUS Fund	97,275	952

PIMCO RAE Low Volatility PLUS EMG Fund	54,728	421

PIMCO RAE Low Volatility PLUS International Fund	45,387	385

PIMCO RAE PLUS EMG Fund	118,630	1,266

PIMCO RAE PLUS International Fund	48,862	367

PIMCO RAE US Small Fund	19,602	222

PIMCO RAE Worldwide Long/Short PLUS Fund	78,959	793

PIMCO Real Return Fund	13,476	151

PIMCO RealEstateRealReturn Strategy Fund	48,791	455

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	48,279	385

PIMCO StocksPLUS® Short Fund	388,860	2,683

PIMCO Total Return Fund	16,773	173

Total Mutual Funds (Cost $15,128)		14,871

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 5.1%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	16,495	$410

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	5,205	162

Total Exchange-Traded Funds (Cost $570)		572

SHORT-TERM INSTRUMENTS 1.1%

MUTUAL FUNDS 1.1%

PIMCO Government Money Market Fund
1.620% (a)(b)	122,560	123

Total Short-Term Instruments (Cost $122)		123

Total Investments in Affiliates (Cost $15,820)		15,566

Total Investments 139.2% (Cost $15,820)		$15,566

Other Assets and Liabilities, net (39.2)%		(4,387)

Net Assets 100.0%		$11,179

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.
(b)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Affiliates, at Value
Mutual Funds	$14,871	$0	$0	$14,871
Exchange-Traded Funds	572	0	0	572
Short-Term Instruments
Mutual Funds	123	0	0	123

Total Investments	$15,566	$0	$0	$15,566

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2019

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO All Asset All Authority Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all or a significant portion of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

ANNUAL REPORT	DECEMBER 31, 2019	17

Notes to Financial Statements (Cont.)

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of

ANNUAL REPORT	DECEMBER 31, 2019	19

Notes to Financial Statements (Cont.)

the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all or a significant portion of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$434	$263	$(168)	$(9)	$92	$612	$13	$0

PIMCO CommodityRealReturn Strategy Fund®	100	20	(14)	(1)	9	114	5	0

PIMCO Dynamic Bond Fund	176	30	(72)	0	0	134	8	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	1,336	273	(227)	(8)	47	1,421	42	0

PIMCO Emerging Markets Local Currency and Bond Fund	624	58	(410)	(46)	100	326	22	0

PIMCO Extended Duration Fund	393	212	(239)	(1)	37	402	8	0

PIMCO Government Money Market Fund	110	2,752	(2,739)	0	0	123	2	0

PIMCO High Yield Fund	95	25	(127)	8	(1)	0	3	0

PIMCO High Yield Spectrum Fund	202	29	(132)	10	5	114	10	0

PIMCO Income Fund	856	649	(946)	(8)	21	572	40	0

PIMCO Investment Grade Credit Bond Fund	184	26	(56)	2	17	173	8	0

PIMCO Long Duration Total Return Fund	124	32	(71)	3	11	99	7	4

PIMCO Long-Term Real Return Fund	0	771	(164)	5	48	660	32	0

PIMCO Long-Term U.S. Government Fund	246	125	(254)	1	5	123	2	0

PIMCO Low Duration Fund	839	610	(1,100)	(1)	7	355	17	0

PIMCO Mortgage Opportunities and Bond Fund	77	12	(7)	0	1	83	4	0

PIMCO RAE Emerging Markets Fund	875	452	(20)	(2)	125	1,430	33	5

PIMCO RAE Fundamental Advantage PLUS Fund	629	497	(168)	(4)	(2)	952	0	0

PIMCO RAE International Fund	55	59	(117)	(4)	7	0	0	0

PIMCO RAE Low Volatility PLUS EMG Fund	412	84	(50)	(6)	(19)	421	15	22

PIMCO RAE Low Volatility PLUS Fund	147	11	(179)	(16)	37	0	0	0

PIMCO RAE Low Volatility PLUS International Fund	244	173	(79)	(19)	66	385	10	0

PIMCO RAE PLUS EMG Fund	1,303	240	(460)	(40)	223	1,266	6	0

PIMCO RAE PLUS International Fund	323	108	(110)	(11)	57	367	13	0

PIMCO RAE US Small Fund	95	110	(5)	(1)	23	222	3	0

PIMCO RAE Worldwide Long/Short PLUS Fund	699	212	(137)	(1)	20	793	53	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	200	174	0	0	36	410	8	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	70	69	0	0	23	162	3	0

PIMCO Real Return Fund	94	89	(38)	0	6	151	2	0

PIMCO RealEstateRealReturn Strategy Fund	609	185	(458)	34	85	455	43	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	376	96	(137)	3	47	385	40	5

PIMCO StocksPLUS® International Fund (Unhedged)	94	5	(117)	13	5	0	1	0

PIMCO StocksPLUS® Short Fund	2,646	1,431	(764)	(48)	(582)	2,683	29	0

PIMCO Total Return Fund	535	204	(580)	5	9	173	10	0

Totals	$15,202	$10,086	$(10,145)	$(142)	$565	$15,566	$492	$36

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	DECEMBER 31, 2019	21

Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Line of Credit  Consistent with its principal investment strategies, the Portfolio has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All or a portion of the Portfolio’s securities are pledged as collateral under the agreement.

As of December 31, 2019, the credit agreement is comprised of a revolving tranche. The Portfolio pays financing charges based on a LIBOR-based variable rate plus a credit spread. The Portfolio also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment amount under the revolving tranche is:

Tranche	Commitment Amount (in thousands)	Termination Date

1 Year, Monthly Revolving	4,450	04/23/2020

Borrowings outstanding, if any, as of December 31, 2019 are disclosed as payable for line of credit on the Statement of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by the Portfolio in relation to the borrowings are disclosed as part of interest expense on the Statement of Operations. Legal costs related to the annual renewal of the line of credit are disclosed on the Statement of Operations.

The Portfolio’s borrowing activity under the agreement for the period ended December 31, 2019, was as follows (amounts in thousands†):

Average Outstanding Principal	Average Weighted Rate of Interest	Interest	Commitment and Upfront Fees	Outstanding Principal as of 12/31/2019

$4,450	3.01%	$136	$8	$4,450

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

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6. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

The following risks are principal risks of investing in a Portfolio.

New/Small Portfolio Risk  is the risk that a new or smaller Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term. In addition, new Portfolios have limited operating histories for investors to evaluate and new and smaller Portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

The following risks are principal risks of investing in a Portfolio that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk  is the risk that an active secondary trading market for shares of an Underlying PIMCO Fund that is an exchange-traded fund does not continue once developed, that such Underlying PIMCO Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Underlying PIMCO Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk  is the risk that an Underlying PIMCO Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk  is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

ANNUAL REPORT	DECEMBER 31, 2019	23

Notes to Financial Statements (Cont.)

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. An Underlying PIMCO Fund’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Underlying PIMCO Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Underlying PIMCO Fund’s ability to invest in derivatives, limit the Underlying PIMCO Fund’s ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and the Underlying PIMCO Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that an Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation methodologies used in constructing an underlying index for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index, may not adequately take into account certain factors and may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio. Also, to the extent the Portfolio seeks to gain negative exposure to an asset class such as equities, such exposure may create the potential for losses should those asset classes deliver positive returns.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Portfolio is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

ANNUAL REPORT	DECEMBER 31, 2019	25

Notes to Financial Statements (Cont.)

Tracking Error Risk  is the risk that the portfolio of an Underlying PIMCO Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Underlying PIMCO Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Underlying PIMCO Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Underlying PIMCO Fund and the underlying index may vary due to asset valuation differences and differences between the Underlying PIMCO Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, an Underlying PIMCO Fund’s use of a representative sampling approach may cause the Underlying PIMCO Fund to be less correlated to the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

7. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The

26	PIMCO VARIABLE INSURANCE TRUST

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market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M		Administrative Class	Advisor Class
0.20%	0.25%	0.25%	*	0.25%	0.25%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee		Servicing Fee

Class M	0.25%	*	0.20%	*

Administrative Class	—		0.15%

Advisor Class	0.25%		—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or

ANNUAL REPORT	DECEMBER 31, 2019	27

Notes to Financial Statements (Cont.)

allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at December 31, 2019 were (amounts in thousands†):

12 months	13-24 months	25-36 months	Total
$1	$0	$0	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2020, to waive its Investment Advisory Fee to the extent that the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds exceed 0.69% of the total assets invested in Underlying PIMCO Funds. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Investment Advisory Fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any Underlying PIMCO Fund Fees exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Asset Allocation Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at December 31, 2019 were (amounts in thousands†):

12 months	13-24 months	25-36 months	Total
$5	$18	$10	$33

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2019, the amount was $9,545.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be,

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$95	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$0	$7,357	$7,406

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	27	$223	37	$317

Administrative Class	56	463	182	1,583

Advisor Class	140	1,156	129	1,105
Issued as reinvestment of distributions

Institutional Class	3	23	3	24

Administrative Class	12	98	16	134

Advisor Class	22	178	28	231
Cost of shares redeemed

Institutional Class	(4)	(35)	(36)	(299)

Administrative Class	(60)	(505)	(308)	(2,643)

Advisor Class	(205)	(1,672)	(200)	(1,725)

Net increase (decrease) resulting from Portfolio share transactions	(9)	$(71)	(149)	$(1,273)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2019	29

Notes to Financial Statements (Cont.)

As of December 31, 2019, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 92% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Portfolio, is not qualifying income under

Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Portfolio is treated as qualifying dividends; and (iii) that income inclusion by a Portfolio of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio or Underlying PIMCO Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO All Asset All Authority Portfolio	$120	$0	$(961)	$(14)	$(1,331)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals.
(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for Interest Expense limitation under IRC Section 163(j).

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset All Authority Portfolio	$526	$805

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO All Asset All Authority Portfolio	$16,527	$769	$(1,730)	$(961)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO All Asset All Authority Portfolio	$299	$0	$0	$390	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2019	31

Notes to Financial Statements (Cont.)

December 31, 2019

15. SUBSEQUENT EVENTS

The Board approved a proposal to reorganize the PIMCO All Asset All Authority Portfolio (the “Target Portfolio”) with and into the PIMCO All Asset Portfolio (the “Acquiring Portfolio”). Holders of Administrative Class, Advisor Class, and Institutional Class shares of the Target Portfolio will receive Administrative Class, Advisor Class, and Institutional Class shares, respectively, of the Acquiring Portfolio (the “Reorganization”). The Reorganization does not require shareholder approval, and shareholders will not be asked to vote on the Reorganization. The Reorganization is expected to close on or about June 1, 2020.

There were no other subsequent events identified that require recognition or disclosure.

32	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO All Asset All Authority Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO All Asset All Authority Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related statements of operations and cash flows for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2019	33

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:

USD (or $)	United States Dollar

Index/Spread Abbreviations:

RAFI	Research Affiliates Fundamental Index

Other Abbreviations:

TBA	To-Be-Announced

34	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO All Asset All Authority Portfolio	1.48%	20.77%	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	DECEMBER 31, 2019	35

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2019	37

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

38	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

ANNUAL REPORT	DECEMBER 31, 2019	39

Approval of Investment Advisory Contract and Other Agreements (Cont.)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

ANNUAL REPORT	DECEMBER 31, 2019	41

Approval of Investment Advisory Contract and Other Agreements (Cont.)

not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

ANNUAL REPORT	DECEMBER 31, 2019	43

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

44	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Asset Allocation Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT02AR_123119

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO Balanced Allocation Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO Balanced Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Balanced Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter duration. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

4	PIMCO VARIABLE INSURANCE TRUST

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Balanced Allocation Portfolio	04/27/12	04/27/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the PIMCO Balanced Allocation Portfolio (Cont.)

investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted,

could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Balanced Allocation Portfolio

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2019†§

Short-Term Instruments‡	52.2%

U.S. Government Agencies	16.9%

U.S. Treasury Obligations	10.5%

Corporate Bonds & Notes	9.7%

Asset-Backed Securities	5.3%

Mutual Funds	4.2%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Years	Inception≈
PIMCO Balanced Allocation Portfolio Administrative Class	19.00%	5.55%	3.82%
PIMCO Balanced Allocation Portfolio Advisor Class	18.95%	5.86%	3.69%
35% S&P 500 Index / 25% MSCI EAFE Index / 40% Bloomberg Barclays U.S. Aggregate Index±	19.90%	6.90%	7.79%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/27/2012.

± The benchmark is a blend of 35% S&P 500 Index / 25% MSCI EAFE Index / 40% Bloomberg Barclays U.S. Aggregate Index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.97% for Administrative Class shares, and 1.07% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Balanced Allocation Portfolio seeks total return which exceeds that of its benchmark by investing, under normal circumstances, in equity derivatives and other equity-related investments that provide equity-related exposure equivalent to 50-70% of its net assets (such portion of the Portfolio’s portfolio, the “Equity Sleeve”) and the remainder of its net assets in a diversified portfolio of Fixed Income Instruments (such portion of the Portfolio’s portfolio, the “Fixed Income Sleeve”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. equities contributed to absolute performance, as these securities generally posted positive returns during the period.

»	Exposure to U.S. duration contributed to absolute performance, as U.S. yields decreased over the period.

»	Exposure to European equities contributed to absolute performance, as these securities generally posted positive returns during the period.

»	Exposure to Japanese equities contributed to absolute performance, as these securities generally posted positive returns during the period.

»	Exposure to U.K. equities contributed to absolute performance, as these securities generally posted positive returns during the period.

»	Exposure to investment grade corporate bonds contributed to absolute performance as investment grade spreads tightened over the period.

»	Exposure to the Euro detracted from absolute performance, as the Euro depreciated over the period.

ANNUAL REPORT	DECEMBER 31, 2019	7

Expense Example PIMCO Balanced Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,060.30	$4.44	$1,000.00	$1,021.03	$4.35	0.85%
Advisor Class	1,000.00	1,059.40	4.96	1,000.00	1,020.53	4.86	0.95

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	DECEMBER 31, 2019	9

Financial Highlights PIMCO Balanced Allocation Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class

12/31/2019	$8.74	$0.17	$1.48	$1.65	$(0.21)	$0.00	$0.00	$(0.21)

12/31/2018	10.73	0.16	(0.73)	(0.57)	(0.13)	(1.29)	0.00	(1.42)

12/31/2017	9.44	0.08	1.28	1.36	(0.07)	0.00	0.00	(0.07)

12/31/2016	9.24	0.13	0.14	0.27	0.00	0.00	(0.07)	(0.07)

12/31/2015	9.47	0.19	(0.29)	(0.10)	(0.06)	0.00	(0.07)	(0.13)
Advisor Class

12/31/2019	8.92	0.17	1.51	1.68	(0.20)	0.00	0.00	(0.20)

12/31/2018	10.92	0.15	(0.74)	(0.59)	(0.12)	(1.29)	0.00	(1.41)

12/31/2017	9.61	0.07	1.30	1.37	(0.06)	0.00	0.00	(0.06)

12/31/2016	9.22	0.13	0.33	0.46	0.00	0.00	(0.07)	(0.07)

12/31/2015	9.47	0.22	(0.34)	(0.12)	(0.06)	0.00	(0.07)	(0.13)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.34% to an annual rate of 0.66%.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.18	19.00%	$91,875	0.91%		0.93%		0.84%		0.86%		1.81%	534%

8.74	(5.59)	86,180	0.92		0.94		0.84		0.86		1.47	435

10.73	14.48	101,361	0.84		0.86		0.84		0.86		0.79	508

9.44	2.94	97,981	1.02	(e)	1.15	(e)	1.01	(e)	1.14	(e)	1.43	483

9.24	(1.06)	99,522	1.03		1.27		1.01		1.25		1.91	386

10.40	18.95	1,252	1.01		1.03		0.94		0.96		1.71	534

8.92	(5.68)	1,149	1.02		1.04		0.94		0.96		1.36	435

10.92	14.32	1,545	0.94		0.96		0.94		0.96		0.69	508

9.61	4.99	1,409	1.12	(e)	1.25	(e)	1.11	(e)	1.24	(e)	1.42	483

9.22	(1.28)	992	1.13		1.37		1.11		1.35		2.26	386

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Statement of Assets and Liabilities PIMCO Balanced Allocation Portfolio

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$76,263
Investments in Affiliates	27,775
Financial Derivative Instruments
Exchange-traded or centrally cleared	202
Over the counter	29
Cash	1
Deposits with counterparty	2,668
Foreign currency, at value	31
Receivable for TBA investments sold	8,117
Interest and/or dividends receivable	194
Dividends receivable from Affiliates	66
Reimbursement receivable from PIMCO	1
Total Assets	115,347

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,383
Financial Derivative Instruments
Over the counter	35
Payable for investments purchased	502
Payable for investments in Affiliates purchased	58
Payable for TBA investments purchased	20,131
Payable for Portfolio shares redeemed	43
Accrued investment advisory fees	52
Accrued supervisory and administrative fees	4
Accrued servicing fees	12
Total Liabilities	22,220

Net Assets	$93,127

Net Assets Consist of:

Paid in capital	$85,337
Distributable earnings (accumulated loss)	7,790

Net Assets	$93,127

Net Assets:

Administrative Class	$91,875
Advisor Class	1,252

Shares Issued and Outstanding:

Administrative Class	9,025
Advisor Class	120

Net Asset Value Per Share Outstanding(a):

Administrative Class	$10.18
Advisor Class	10.40

Cost of investments in securities	$75,316
Cost of investments in Affiliates	$27,777
Cost of foreign currency held	$34
Cost or premiums of financial derivative instruments, net	$(50)

* Includes repurchase agreements of:	$30,954

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Balanced Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Interest	$1,646
Dividends from Investments in Affiliates	849
Total Income	2,495

Expenses:

Investment advisory fees	606
Supervisory and administrative fees	46
Distribution and/or servicing fees - Advisor Class	3
Servicing fees - Administrative Class	136
Trustee fees	2
Interest expense	62
Total Expenses	855
Waiver and/or Reimbursement by PIMCO	(21)
Net Expenses	834

Net Investment Income (Loss)	1,661

Net Realized Gain (Loss):

Investments in securities	710
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	9,594
Over the counter financial derivative instruments	247
Foreign currency	(26)

Net Realized Gain (Loss)	10,527

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,239
Investments in Affiliates	101
Exchange-traded or centrally cleared financial derivative instruments	2,329
Over the counter financial derivative instruments	16

Net Change in Unrealized Appreciation (Depreciation)	3,685

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,873

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Statements of Changes in Net Assets PIMCO Balanced Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,661	$1,425
Net realized gain (loss)	10,527	(3,913)
Net change in unrealized appreciation (depreciation)	3,685	(2,679)

Net Increase (Decrease) in Net Assets Resulting from Operations	15,873	(5,167)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Administrative Class	(1,951)	(12,310)
Advisor Class	(24)	(160)

Total Distributions(a)	(1,975)	(12,470)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(8,100)	2,060

Total Increase (Decrease) in Net Assets	5,798	(15,577)

Net Assets:

Beginning of year	87,329	102,906
End of year	$93,127	$87,329

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Balanced Allocation Portfolio

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Bausch Health Cos., Inc.
4.740% (LIBOR03M + 3.000%) due 06/02/2025 ~		$28	$28

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		176	178

Total Loan Participations and Assignments (Cost $204)			206

CORPORATE BONDS & NOTES 10.9%

BANKING & FINANCE 6.7%

Bank of America Corp.
3.864% due 07/23/2024 •		200	210
3.950% due 04/21/2025		200	213

Barclays PLC
4.972% due 05/16/2029 •		200	225

BGC Partners, Inc.
5.375% due 07/24/2023		100	107

BPCE S.A.
4.625% due 07/11/2024		100	108

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		100	100

Cooperatieve Rabobank UA
3.875% due 09/26/2023		250	264

Credit Suisse AG
5.750% due 09/18/2025 •(c)	EUR	100	117

CyrusOne LP
2.900% due 11/15/2024		$100	101

Deutsche Bank AG
3.961% due 11/26/2025 •		200	204

Discover Financial Services
4.500% due 01/30/2026		100	109

General Motors Financial Co., Inc.
3.550% due 04/09/2021		200	204

GLP Capital LP
5.250% due 06/01/2025		150	165

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		400	425

HSBC Holdings PLC
4.300% due 03/08/2026		200	218

ING Bank NV
2.625% due 12/05/2022		100	102

ING Groep NV
4.100% due 10/02/2023		200	213

JPMorgan Chase & Co.
3.782% due 02/01/2028 •		300	323

Lloyds Banking Group PLC
4.450% due 05/08/2025		300	328

Mitsubishi UFJ Financial Group, Inc.
2.757% due 09/13/2026		200	203

Morgan Stanley
3.875% due 04/29/2024		200	213
4.431% due 01/23/2030 •		200	226

Oversea-Chinese Banking Corp. Ltd.
2.354% (US0003M + 0.450%) due 05/17/2021 ~		200	200

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		200	210

Sabra Health Care LP
3.900% due 10/15/2029		100	101

Santander UK PLC
5.000% due 11/07/2023		200	215

Spirit Realty LP
4.000% due 07/15/2029		100	105

Sumitomo Mitsui Financial Group, Inc.
2.448% due 09/27/2024		200	200

UBS AG
7.625% due 08/17/2022 (c)		250	282

VEREIT Operating Partnership LP
3.100% due 12/15/2029		100	98

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
3.196% due 06/17/2027 •		$100	$104
3.450% due 02/13/2023		100	104
4.150% due 01/24/2029		200	223

			6,220

INDUSTRIALS 3.1%

Air Canada Pass-Through Trust
3.750% due 06/15/2029		83	88

American Airlines Pass-Through Trust
3.500% due 08/15/2033		200	205

Arrow Electronics, Inc.
4.500% due 03/01/2023		100	106

BMW U.S. Capital LLC
3.400% due 08/13/2021		100	102

Campbell Soup Co.
3.650% due 03/15/2023		200	208

Choice Hotels International, Inc.
3.700% due 12/01/2029		100	101

Cigna Corp.
4.500% due 03/15/2021		30	31

CVS Health Corp.
4.100% due 03/25/2025		200	215

DAE Funding LLC
5.250% due 11/15/2021		100	104

Dell International LLC
4.420% due 06/15/2021		100	103

DP World PLC
2.375% due 09/25/2026	EUR	200	242

Enbridge, Inc.
2.500% due 01/15/2025		$100	101

Equifax, Inc.
2.780% (US0003M + 0.870%) due 08/15/2021 ~		100	100

Kinder Morgan Energy Partners LP
3.950% due 09/01/2022		100	104

Las Vegas Sands Corp.
3.200% due 08/08/2024		100	103

Penske Truck Leasing Co. LP
4.450% due 01/29/2026		100	108

Reynolds American, Inc.
4.450% due 06/12/2025		100	108

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023		200	204

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		200	212

Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026		100	104

Syngenta Finance NV
4.441% due 04/24/2023		200	209

			2,858

UTILITIES 1.1%

AT&T, Inc.
4.100% due 02/15/2028		300	326

Exelon Corp.
3.950% due 06/15/2025		100	108

IPALCO Enterprises, Inc.
3.700% due 09/01/2024		100	103

ONEOK, Inc.
4.550% due 07/15/2028		100	110

Petrobras Global Finance BV
5.093% due 01/15/2030		89	95

Verizon Communications, Inc.
3.376% due 02/15/2025		199	211

Vodafone Group PLC
3.750% due 01/16/2024		100	106

			1,059

Total Corporate Bonds & Notes (Cost $9,734)			10,137

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.5%

PENNSYLVANIA 0.2%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
2.070% (US0003M + 0.130%) due 10/25/2036 ~	$141	$140

VIRGINIA 0.1%

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	100	93

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	185	192

Total Municipal Bonds & Notes (Cost $415)		425

U.S. GOVERNMENT AGENCIES 18.9%

Fannie Mae
2.181% due 11/25/2046 •	315	314
2.231% due 07/25/2046 •	110	110
2.251% due 09/25/2046 •	121	121
4.402% due 05/01/2038 •	176	185

Freddie Mac
3.500% due 09/01/2047	175	182
4.000% due 08/01/2047	622	653

Uniform Mortgage-Backed Security
2.500% due 11/01/2049	400	395
3.500% due 11/01/2045 - 09/01/2046	609	635
4.000% due 08/01/2048 - 08/01/2049	2,877	2,993

Uniform Mortgage-Backed Security, TBA
2.500% due 02/01/2050	600	593
3.000% due 02/01/2035 - 02/01/2050	2,600	2,648
3.500% due 02/01/2035 - 01/01/2050	5,500	5,669
4.000% due 02/01/2050	3,000	3,121

Total U.S. Government Agencies (Cost $17,600)		17,619

U.S. TREASURY OBLIGATIONS 11.7%

U.S. Treasury Bonds
2.250% due 08/15/2049 (e)	350	339
2.375% due 11/15/2049	50	50
2.500% due 02/15/2046 (e)	3,080	3,142
3.000% due 08/15/2048	200	225
3.000% due 02/15/2049	50	56

U.S. Treasury Inflation Protected Securities (a)
0.250% due 07/15/2029 (e)	604	609
1.000% due 02/15/2049	102	114

U.S. Treasury Notes
1.125% due 08/31/2021	1,000	992
1.375% due 10/15/2022	1,850	1,838
1.500% due 08/31/2021	600	599
1.500% due 08/15/2026	1,100	1,078
1.625% due 10/31/2026	200	197
1.750% due 12/31/2024	500	501
1.750% due 11/15/2029	200	197
2.250% due 08/15/2027	400	411
3.125% due 11/15/2028	500	550

Total U.S. Treasury Obligations (Cost $10,731)		10,898

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%

Banc of America Funding Trust
1.848% due 08/27/2036 ~	107	95

BANK
4.165% due 05/15/2061 ~	100	110

Citigroup Mortgage Loan Trust
4.469% due 07/25/2037 ^~	95	92

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.000% due 10/25/2036 þ		$56	$54

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	34	36

Stonemont Portfolio Trust
2.615% due 08/20/2030 •		$174	174

Total Non-Agency Mortgage-Backed Securities (Cost $543)			561

ASSET-BACKED SECURITIES 5.9%

Apidos CLO
2.946% due 01/19/2025 •		1	1

Atrium Corp.
2.783% due 04/22/2027 •		250	250

Babson Euro CLO BV
0.418% due 10/25/2029 •	EUR	250	280

Bowman Park CLO Ltd.
3.090% due 11/23/2025 •		$182	182

CIT Mortgage Loan Trust
3.292% due 10/25/2037 •		100	101

Citigroup Mortgage Loan Trust
1.922% due 08/25/2036 •		262	260

Countrywide Asset-Backed Certificates
1.942% due 06/25/2047 ^•		73	73
2.022% due 05/25/2037 •		651	618

Crown Point CLO Ltd.
3.136% due 10/20/2028 •		250	250

Dryden Senior Loan Fund
2.886% due 10/15/2027 •		250	250

ECMC Group Student Loan Trust
2.542% due 02/27/2068 •		72	71

Fremont Home Loan Trust
1.942% due 10/25/2036 •		443	217

Halcyon Loan Advisors Funding Ltd.
2.886% due 04/20/2027 •		180	180

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harvest CLO DAC
0.630% due 11/18/2029 •	EUR	250	$280

Jamestown CLO Ltd.
2.691% due 07/15/2026 •		$72	72

JPMorgan Mortgage Acquisition Corp.
2.182% due 05/25/2035 •		600	600

Jubilee CLO BV
0.405% due 12/15/2029 •	EUR	250	280

Lehman XS Trust
1.962% due 12/25/2036 •		$22	22
2.592% due 10/25/2035 •		24	24

Loomis Sayles CLO Ltd.
2.901% due 04/15/2028 •		250	249

M360 Advisors LLC
4.395% due 07/24/2028		74	74

Marlette Funding Trust
3.060% due 07/17/2028		20	20

Morgan Stanley ABS Capital, Inc. Trust
1.922% due 10/25/2036 •		198	191

Navient Private Education Loan Trust
2.140% due 12/16/2058 •		3	3

Navient Student Loan Trust
2.842% due 12/27/2066 •		126	125

OneMain Financial Issuance Trust
2.370% due 09/14/2032		81	81

Option One Mortgage Loan Trust
2.557% due 08/25/2035 •		120	118

S-Jets Ltd.
3.967% due 08/15/2042		203	203

SLM Student Loan Trust
2.444% due 12/15/2025 •		138	138

TICP CLO Ltd.
2.806% due 04/20/2028 •		250	250

Total Asset-Backed Securities (Cost $5,135)			5,463

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 33.2%

REPURCHASE AGREEMENTS (d) 33.2%
		$30,954

Total Short-Term Instruments (Cost $30,954)		30,954

Total Investments in Securities (Cost $75,316)		76,263

	SHARES
INVESTMENTS IN AFFILIATES 29.8%

MUTUAL FUNDS (b) 4.7%

PIMCO Income Fund	366,770	4,416

Total Mutual Funds (Cost $4,442)		4,416

SHORT-TERM INSTRUMENTS 25.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.1%

PIMCO Short-Term Floating NAV Portfolio III	2,361,126	23,359

Total Short-Term Instruments (Cost $23,335)		23,359

Total Investments in Affiliates (Cost $27,777)		27,775

Total Investments 111.7% (Cost $103,093)		$104,038

Financial Derivative Instruments (f)(g) 0.2% (Cost or Premiums, net $(50))		196

Other Assets and Liabilities, net (11.9)%		(11,107)

Net Assets 100.0%		$93,127

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal amount of security is adjusted for inflation.
(b)	Institutional Class Shares of each Fund.
(c)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$2,054	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(2,097)	$2,054	$2,054
NOM	1.650	12/31/2019	01/02/2020	14,000	U.S. Treasury Bonds 3.125% due 02/15/2043	(14,193)	14,000	14,002
RDR	1.600	12/31/2019	01/02/2020	900	U.S. Treasury Notes 2.375% due 04/30/2026	(919)	900	900
TDM	1.570	12/31/2019	01/02/2020	14,000	U.S. Treasury Notes 2.125% due 05/15/2025	(14,326)	14,000	14,001

Total Repurchase Agreements						$(31,535)	$30,954	$30,957

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	1.930%	12/03/2019	01/03/2020	$(350)	$(351)
GRE	1.940	11/19/2019	02/19/2020	(607)	(608)
SCX	1.880	12/16/2019	02/28/2020	(424)	(424)

Total Reverse Repurchase Agreements					$(1,383)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(351)	$0	$(351)	$339	$(12)
FICC	2,054	0	0	2,054	(2,097)	(43)
GRE	0	(608)	0	(608)	610	2
NOM	14,002	0	0	14,002	(14,193)	(191)
RDR	900	0	0	900	(919)	(19)
SCX	0	(424)	0	(424)	408	(16)
TDM	14,001	0	0	14,001	(14,327)	(326)

Total Borrowings and Other Financing Transactions	$30,957	$(1,383)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(351)	$(1,032)	$0	$(1,383)

Total Borrowings	$0	$(351)	$(1,032)	$0	$(1,383)

Payable for reverse repurchase agreements					$(1,383)

(e)	Securities with an aggregate market value of $1,357 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(2,353) at a weighted average interest rate of 2.518%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	03/2020	202	$32,634	$662	$79	$0
Mini MSCI EAFE Index March Futures	03/2020	230	23,420	257	119	0

				$919	$198	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	17

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-OAT France Government 10-Year Bond March Futures	03/2020	3	$(548)	$7	$4	$0

Total Futures Contracts				$926	$202	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Exelon Corp.	(1.000)%	Quarterly	06/20/2025	0.285%	$	100	$(4)	$0	$(4)	$0	$0
Kraft Heinz Foods Co.	1.000	Quarterly	06/20/2022	0.328		100	(1)	0	(1)	0	0

							$(5)	$0	$(5)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2024	0.857%	$	200	$(3)	$4	$1	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-33 5-Year Index	1.000%	Quarterly	12/20/2024	$1,100	$21	$8	$29	$0	$0

Total Swap Agreements					$13	$12	$25	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$202	$0	$202	$0	$0	$0	$0

Cash of $2,668 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2020	MXN	269		$14	$0	$0
	05/2020		$14	MXN	269	0	0

BPS	01/2020	EUR	106		$118	0	(1)

BRC	01/2020		$14	MXN	269	1	0

CBK	02/2020		82	COP	284,501	4	0
	03/2020	KRW	150,649		$128	0	(2)

DUB	03/2020	TWD	10,534		349	0	(6)

FBF	03/2020		$70	INR	5,096	0	0

GLM	03/2020		147	IDR	2,105,541	4	0

HUS	02/2020		100	JPY	10,800	0	0

MYI	01/2020	EUR	1,173		$1,297	0	(19)
	03/2020	RUB	1,531		24	0	(1)

SCX	02/2020	AUD	63		43	0	(1)

SOG	02/2020		$202	GBP	157	6	0

Total Forward Foreign Currency Contracts						$15	$(30)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475%	02/19/2020	600	$0	$(1)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	02/19/2020	600	0	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	300	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	300	(1)	1
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	300	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	300	(1)	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.900	02/19/2020	550	(1)	0

BRC	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	300	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	300	(1)	0

DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	650	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	650	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	350	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	350	(1)	0

Total Written Options						$(6)	$(5)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Mexico Government International Bond	1.000%	Quarterly	06/20/2021	0.269%	$100	$(2)	$3	$1	$0

BRC	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.230	500	(15)	21	6	0

DUB	Brazil Government International Bond	1.000	Quarterly	06/20/2021	0.428	100	(8)	9	1	0

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2021	0.428	200	(14)	16	2	0

HUS	Mexico Government International Bond	1.000	Quarterly	06/20/2021	0.269	200	(5)	7	2	0

JPM	Brazil Government International Bond	1.000	Quarterly	06/20/2021	0.428	100	(7)	8	1	0
	Russia Government International Bond	1.000	Quarterly	06/20/2021	0.133	100	(6)	7	1	0

Total Swap Agreements							$(57)	$71	$14	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	19

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1
BPS	0	0	0	0	(1)	(2)	0	(3)	(3)	0	(3)
BRC	1	0	6	7	0	(1)	0	(1)	6	0	6
CBK	4	0	0	4	(2)	0	0	(2)	2	0	2
DBL	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
DUB	0	0	1	1	(6)	0	0	(6)	(5)	0	(5)
GLM	4	0	0	4	0	0	0	0	4	0	4
GST	0	0	2	2	0	0	0	0	2	0	2
HUS	0	0	2	2	0	0	0	0	2	0	2
JPM	0	0	2	2	0	0	0	0	2	0	2
MYI	0	0	0	0	(20)	0	0	(20)	(20)	0	(20)
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SOG	6	0	0	6	0	0	0	0	6	0	6

Total Over the Counter	$15	$0	$14	$29	$(30)	$(5)	$0	$(35)

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$198	$0	$4	$202

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15	$0	$15
Swap Agreements	0	14	0	0	0	14

	$0	$14	$0	$15	$0	$29

	$0	$14	$198	$15	$4	$231

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30	$0	$30
Written Options	0	5	0	0	0	5

	$0	$5	$0	$30	$0	$35

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	9,933	0	(116)	9,817
Swap Agreements	0	75	0	0	(299)	(224)

	$0	$75	$9,933	$0	$(414)	$9,594

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$133	$0	$133
Written Options	0	7	0	0	94	101
Swap Agreements	0	13	0	0	0	13

	$0	$20	$0	$133	$94	$247

	$0	$95	$9,933	$133	$(320)	$9,841

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$2,358	$0	$61	$2,419
Swap Agreements	0	(2)	0	0	(88)	(90)

	$0	$(2)	$2,358	$0	$(27)	$2,329

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11)	$0	$(11)
Purchased Options	0	0	0	0	32	32
Written Options	0	2	0	0	(24)	(22)
Swap Agreements	0	17	0	0	0	17

	$0	$19	$0	$(11)	$8	$16

	$0	$17	$2,358	$(11)	$(19)	$2,345

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$206	$0	$206
Corporate Bonds & Notes
Banking & Finance	0	6,220	0	6,220
Industrials	0	2,858	0	2,858
Utilities	0	1,059	0	1,059
Municipal Bonds & Notes
Pennsylvania	0	140	0	140
Virginia	0	93	0	93
West Virginia	0	192	0	192
U.S. Government Agencies	0	17,619	0	17,619
U.S. Treasury Obligations	0	10,898	0	10,898
Non-Agency Mortgage-Backed Securities	0	561	0	561
Asset-Backed Securities	0	5,463	0	5,463
Short-Term Instruments
Repurchase Agreements	0	30,954	0	30,954

	$0	$76,263	$0	$76,263

Investments in Affiliates, at Value
Mutual Funds	$4,416	$0	$0	$4,416

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$23,359	$0	$0	$23,359

	$27,775	$0	$0	$27,775

Total Investments	$27,775	$76,263	$0	$104,038

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	202	0	0	202
Over the counter	0	29	0	29

	$202	$29	$0	$231

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(35)	$0	$(35)

Total Financial Derivative Instruments	$202	$(6)	$0	$196

Totals	$27,977	$76,257	$0	$104,234

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	21

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Balanced Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or

ANNUAL REPORT	DECEMBER 31, 2019	23

Notes to Financial Statements (Cont.)

prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2019	25

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close).

Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in a combination of affiliated and unaffiliated Funds, which may or may not be registered under the Act. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”). The Portfolio may invest in such funds to the extent permitted under the Act. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

(“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Income Fund	$4,087	$249	$0	$0	$80	$4,416	$249	$0

PIMCO Short-Term Floating NAV Portfolio III	23,835	23,801	(24,300)	2	21	23,359	600	0

Totals	$27,922	$24,050	$(24,300)	$2	$101	$27,775	$849	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio

ANNUAL REPORT	DECEMBER 31, 2019	27

Notes to Financial Statements (Cont.)

may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential

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mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing

ANNUAL REPORT	DECEMBER 31, 2019	29

Notes to Financial Statements (Cont.)

terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

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December 31, 2019

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

ANNUAL REPORT	DECEMBER 31, 2019	31

Notes to Financial Statements (Cont.)

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of

32	PIMCO VARIABLE INSURANCE TRUST

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the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

New/Small Portfolio Risk  is the risk that a new or smaller Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term. In addition, new Portfolios have limited operating histories for investors to evaluate and new and smaller Portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

ANNUAL REPORT	DECEMBER 31, 2019	33

Notes to Financial Statements (Cont.)

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default,

ANNUAL REPORT	DECEMBER 31, 2019	35

Notes to Financial Statements (Cont.)

termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class

0.66%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing

36	PIMCO VARIABLE INSURANCE TRUST

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Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2019, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2020, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Management Fees of series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust indirectly incurred by the Portfolio in connection with its investments in series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Management Fees of the series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2019, the amount was $21,292.

ANNUAL REPORT	DECEMBER 31, 2019	37

Notes to Financial Statements (Cont.)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$278,655	$285,392	$5,483	$3,677

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Administrative Class	121	$1,163	291	$3,116

Advisor Class	0	1	2	13
Issued as reinvestment of distributions

Administrative Class	199	1,951	1,363	12,310

Advisor Class	2	24	17	160
Cost of shares redeemed

Administrative Class	(1,154)	(11,136)	(1,246)	(13,196)

Advisor Class	(11)	(103)	(31)	(343)

Net increase (decrease) resulting from Portfolio share transactions	(843)	$(8,100)	396	$2,060

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 99% of the Portfolio, and the shareholders are a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

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15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Balanced Allocation Portfolio	$3,328	$3,514	$951	$(3)	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, return of capital distributions from underlying funds, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Balanced Allocation Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Balanced Allocation Portfolio	$104,028	$1,147	$(191)	$956

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2019	39

Notes to Financial Statements (Cont.)

December 31, 2019

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, sale/buyback transactions, realized and unrealized gain (loss) swap contracts, return of capital distributions from underlying funds, and straddle loss deferrals.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Balanced Allocation Portfolio	$1,975	$0	$0	$5,530	$6,940	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

40	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Balanced Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Balanced Allocation Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2019	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

BOS	BofA Securities, Inc.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC

BRC	Barclays Bank PLC	GRE	NatWest Markets Securities Inc.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	GST	Goldman Sachs International	SOG	Societe Generale Paris

DBL	Deutsche Bank AG London	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:

AUD	Australian Dollar	IDR	Indonesian Rupiah	MXN	Mexican Peso

COP	Colombian Peso	INR	Indian Rupee	RUB	Russian Ruble

EUR	Euro	JPY	Japanese Yen	TWD	Taiwanese Dollar

GBP	British Pound	KRW	South Korean Won	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

EAFE	Europe, Australasia, and Far East Stock Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International

42	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Balanced Allocation Portfolio	0.00%	0.00%	$1,235	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	DECEMBER 31, 2019	43

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2019	45

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

46	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

ANNUAL REPORT	DECEMBER 31, 2019	47

Approval of Investment Advisory Contract and Other Agreements (Cont.)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

ANNUAL REPORT	DECEMBER 31, 2019	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

ANNUAL REPORT	DECEMBER 31, 2019	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT10AR_123119

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO CommodityRealReturn® Strategy Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns

4	PIMCO VARIABLE INSURANCE TRUST

the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO CommodityRealReturn® Strategy Portfolio	06/30/04	04/30/12	11/10/14	06/30/04	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio,

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2019†§

U.S. Treasury Obligations	60.7%

Short-Term Instruments‡	11.3%

U.S. Government Agencies	10.7%

Corporate Bonds & Notes	5.7%

Asset-Backed Securities	4.9%

Sovereign Issues	4.4%

Non-Agency Mortgage-Backed Securities	2.2%

Preferred Securities	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Years	10 Years	Inception≈
PIMCO CommodityRealReturn® Strategy Portfolio Institutional Class	11.63%	(3.37)%	—	(6.48)%
PIMCO CommodityRealReturn® Strategy Portfolio Class M	10.98%	(3.82)%	—	(6.27)%
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	11.43%	(3.51)%	(3.42)%	(1.04)%
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	11.35%	(3.60)%	(3.53)%	(2.61)%
Bloomberg Commodity Index Total Return±	7.69%	(3.92)%	(4.73)%	(2.35)%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 06/30/2004.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 1.92% for Institutional Class shares, 2.37% for Class M shares, 2.07% for Administrative Class shares, and 2.17% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. ”Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to broad commodities contributed to absolute performance, as broad commodities, as measured by the Bloomberg Commodity Index Total Return (“BCOM”), posted positive returns.

»

The structural allocation to U.S. short-term Treasury Inflation-Protected Securities (“TIPS”) as collateral backing the Fund’s commodity exposure contributed to absolute performance, as U.S. short-term TIPS, as measured by the Bloomberg Barclays U.S. 1-5 Year TIPS Index, posted positive returns.

»	Overweight exposure to energy commodities contributed to relative performance, as these commodities outperformed the broader Bloomberg Commodity Index.

»	Underweight exposure to European duration detracted from relative performance, as European interest rates decreased.

»

Overweight exposure to U.S. breakeven inflation (BEI) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed to relative performance, as U.S. BEI spreads increased.

»	Underweight exposure to U.K. BEI spreads (or the yield differential between U.K. nominal Treasuries and like-maturity U.K. TIPS) contributed to relative performance, as U.K. BEI spreads decreased.

»	Overweight exposure to investment grade corporate credit contributed to relative performance, as these securities posted positive returns

»	Underweight exposure to high yield corporate credit detracted from relative performance, as these securities posted positive returns

ANNUAL REPORT	DECEMBER 31, 2019	7

Expense Example PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,030.10	$9.57	$1,000.00	$1,015.92	$9.50	1.86%
Class M	1,000.00	1,026.10	11.86	1,000.00	1,013.63	11.79	2.31
Administrative Class	1,000.00	1,029.20	10.34	1,000.00	1,015.15	10.26	2.01
Advisor Class	1,000.00	1,028.20	10.85	1,000.00	1,014.65	10.77	2.11

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	DECEMBER 31, 2019	9

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2019	$6.00	$0.10	$0.59	$0.69	$(0.30)	$0.00	$(0.30)

12/31/2018	7.14	0.16	(1.14)	(0.98)	(0.16)	0.00	(0.16)

12/31/2017	7.84	0.14	(0.01)	0.13	(0.83)	0.00	(0.83)

12/31/2016	6.89	0.13	0.91	1.04	(0.09)	0.00	(0.09)

12/31/2015~	9.68	0.04	(2.63)	(2.59)	(0.20)	0.00	(0.20)
Class M

12/31/2019	5.99	0.08	0.57	0.65	(0.27)	0.00	(0.27)

12/31/2018	7.12	0.13	(1.13)	(1.00)	(0.13)	0.00	(0.13)

12/31/2017	7.83	0.11	(0.01)	0.10	(0.81)	0.00	(0.81)

12/31/2016	6.89	0.24	0.76	1.00	(0.06)	0.00	(0.06)

12/31/2015~	9.72	0.03	(2.66)	(2.63)	(0.20)	0.00	(0.20)
Administrative Class

12/31/2019	6.02	0.10	0.58	0.68	(0.29)	0.00	(0.29)

12/31/2018	7.16	0.15	(1.14)	(0.99)	(0.15)	0.00	(0.15)

12/31/2017	7.87	0.13	(0.01)	0.12	(0.83)	0.00	(0.83)

12/31/2016	6.91	0.12	0.92	1.04	(0.08)	0.00	(0.08)

12/31/2015~	9.72	0.02	(2.63)	(2.61)	(0.20)	0.00	(0.20)
Advisor Class

12/31/2019	6.09	0.09	0.59	0.68	(0.28)	0.00	(0.28)

12/31/2018	7.24	0.15	(1.16)	(1.01)	(0.14)	0.00	(0.14)

12/31/2017	7.95	0.12	(0.02)	0.10	(0.81)	0.00	(0.81)

12/31/2016	6.99	0.14	0.90	1.04	(0.08)	0.00	(0.08)

12/31/2015~	9.82	0.01	(2.64)	(2.63)	(0.20)	0.00	(0.20)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$6.39	11.63%	$2,895	2.01%	2.12%	0.74%	0.85%	1.61%	223%

6.00	(14.05)	3,000	1.77	1.92	0.74	0.89	2.32	237

7.14	2.40	2,883	1.25	1.39	0.74	0.88	1.92	157

7.84	15.22	2,813	1.03	1.17	0.74	0.88	1.82	206

6.89	(25.57)	2,513	0.91	1.02	0.74	0.85	0.46	162

6.37	10.98	490	2.46	2.57	1.19	1.30	1.26	223

5.99	(14.33)	454	2.22	2.37	1.19	1.34	1.88	237

7.12	1.94	524	1.70	1.84	1.19	1.33	1.50	157

7.83	14.62	526	1.48	1.62	1.19	1.33	3.27	206

6.89	(25.91)	306	1.36	1.47	1.19	1.30	0.38	162

6.41	11.43	222,337	2.16	2.27	0.89	1.00	1.54	223

6.02	(14.13)	217,121	1.92	2.07	0.89	1.04	2.19	237

7.16	2.15	263,712	1.40	1.54	0.89	1.03	1.79	157

7.87	15.16	261,084	1.18	1.32	0.89	1.03	1.62	206

6.91	(25.70)	241,100	1.06	1.17	0.89	1.00	0.22	162

6.49	11.35	110,525	2.26	2.37	0.99	1.10	1.46	223

6.09	(14.20)	103,329	2.02	2.17	0.99	1.14	2.09	237

7.24	2.05	124,551	1.50	1.64	0.99	1.13	1.69	157

7.95	14.87	127,029	1.28	1.42	0.99	1.13	1.82	206

6.99	(25.66)	106,999	1.16	1.27	0.99	1.10	0.14	162

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$534,828
Investments in Affiliates	6,714
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,013
Over the counter	3,866
Cash	17
Deposits with counterparty	2,452
Foreign currency, at value	575
Receivable for investments sold	31
Receivable for investments sold on a delayed-delivery basis	18,017
Receivable for TBA investments sold	72,234
Receivable for Portfolio shares sold	374
Interest and/or dividends receivable	1,163
Dividends receivable from Affiliates	3
Reimbursement receivable from PIMCO	31
Total Assets	641,318

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$153,508
Financial Derivative Instruments
Exchange-traded or centrally cleared	802
Over the counter	2,711
Payable for investments purchased	19,247
Payable for investments in Affiliates purchased	12
Payable for TBA investments purchased	123,058
Deposits from counterparty	5,089
Payable for Portfolio shares redeemed	330
Accrued investment advisory fees	159
Accrued supervisory and administrative fees	79
Accrued distribution fees	23
Accrued servicing fees	28
Other liabilities	25
Total Liabilities	305,071

Net Assets	$336,247

Net Assets Consist of:

Paid in capital	$357,849
Distributable earnings (accumulated loss)	(21,602)

Net Assets	$336,247

Net Assets:

Institutional Class	$2,895
Class M	490
Administrative Class	222,337
Advisor Class	110,525

Shares Issued and Outstanding:

Institutional Class	453
Class M	77
Administrative Class	34,683
Advisor Class	17,028

Net Asset Value Per Share Outstanding(a):

Institutional Class	$6.39
Class M	6.37
Administrative Class	6.41
Advisor Class	6.49

Cost of investments in securities	$530,407
Cost of investments in Affiliates	$6,714
Cost of foreign currency held	$564
Cost or premiums of financial derivative instruments, net	$597

* Includes repurchase agreements of:	$52,985

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Interest	$12,301
Dividends from Investments in Affiliates	50
Total Income	12,351

Expenses:

Investment advisory fees	1,889
Supervisory and administrative fees	937
Servicing fees - Administrative Class	332
Distribution and/or servicing fees - Class M	2
Distribution and/or servicing fees - Advisor Class	271
Trustee fees	8
Interest expense	4,221
Total Expenses	7,660
Waiver and/or Reimbursement by PIMCO	(362)
Net Expenses	7,298

Net Investment Income (Loss)	5,053

Net Realized Gain (Loss):

Investments in securities	852
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	(7,194)
Over the counter financial derivative instruments	4,742
Short sales	(4)
Foreign currency	(387)

Net Realized Gain (Loss)	(1,989)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	13,920
Exchange-traded or centrally cleared financial derivative instruments	1,776
Over the counter financial derivative instruments	16,912
Foreign currency assets and liabilities	5

Net Change in Unrealized Appreciation (Depreciation)	32,613

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,677

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,053	$8,241
Net realized gain (loss)	(1,989)	(20,257)
Net change in unrealized appreciation (depreciation)	32,613	(42,257)

Net Increase (Decrease) in Net Assets Resulting from Operations	35,677	(54,273)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(141)	(67)
Class M	(19)	(9)
Administrative Class	(9,891)	(5,381)
Advisor Class	(4,700)	(2,395)

Total Distributions(a)	(14,751)	(7,852)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(8,583)	(5,641)

Total Increase (Decrease) in Net Assets	12,343	(67,766)

Net Assets:

Beginning of year	323,904	391,670
End of year	$336,247	$323,904

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$35,677

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,088,756)
Proceeds from sales of long-term securities	1,149,637
(Purchases) Proceeds from sales of short-term portfolio investments, net	(1,320)
(Increase) decrease in deposits with counterparty	956
(Increase) decrease in receivable for investments sold	14,029
(Increase) decrease in interest and/or dividends receivable	279
(Increase) decrease in dividends receivable from Affiliates	1
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(5,802)
Proceeds from (Payments on) over the counter financial derivative instruments	4,669
Increase (decrease) in payable for investments purchased	22,131
Increase (decrease) in deposits from counterparty	3,532
Increase (decrease) in accrued distribution fees	1
Proceeds from (Payments on) short sales transactions, net	(6,276)
Proceeds from (Payments on) foreign currency transactions	(382)
Net Realized (Gain) Loss
Investments in securities	(852)
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	7,194
Over the counter financial derivative instruments	(4,742)
Short sales	4
Foreign currency	387
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(13,920)
Exchange-traded or centrally cleared financial derivative instruments	(1,776)
Over the counter financial derivative instruments	(16,912)
Foreign currency assets and liabilities	(5)
Net amortization (accretion) on investments	315

Net Cash Provided by (Used for) Operating Activities	98,067

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	45,469
Payments on shares redeemed	(68,287)
Cash distributions paid*	0
Proceeds from sale-buyback transactions	2,876,547
Payments on sale-buyback transactions	(2,952,396)

Net Cash Received from (Used for) Financing Activities	(98,667)

Net Increase (Decrease) in Cash and Foreign Currency	(600)

Cash and Foreign Currency:

Beginning of year	1,192
End of year	$592

* Reinvestment of distributions	$14,751

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$4,499

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 159.1%

CORPORATE BONDS & NOTES 9.3%

BANKING & FINANCE 4.1%

AerCap Ireland Capital DAC
4.250% due 07/01/2020		$700	$707
4.625% due 10/30/2020		100	102

Aircastle Ltd.
7.625% due 04/15/2020		600	609

Ally Financial, Inc.
4.125% due 03/30/2020		150	151
4.250% due 04/15/2021		50	51

Bank of Ireland
7.375% due 06/18/2020 •(e)(f)	EUR	200	232

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(e)(f)		200	230
6.625% due 06/29/2021 •(e)(f)		200	244

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$1,100	1,145

Deutsche Bank AG
4.250% due 10/14/2021		1,600	1,646

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	900	991
3.200% due 01/15/2021		$2,100	2,112

ING Bank NV
2.625% due 12/05/2022		500	510

Lloyds Banking Group PLC
2.728% (US0003M + 0.800%) due 06/21/2021 ~		500	503

Mitsubishi UFJ Financial Group, Inc.
3.787% (US0003M + 1.880%) due 03/01/2021 ~		247	251

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		800	800

Royal Bank of Scotland Group PLC
3.497% (US0003M + 1.550%) due 06/25/2024 ~		400	406
4.519% due 06/25/2024 •		300	319

State Bank of India
2.993% (US0003M + 0.950%) due 04/06/2020 ~		800	801

UniCredit SpA
7.830% due 12/04/2023		1,650	1,925

			13,735

INDUSTRIALS 3.7%

Bayer U.S. Finance LLC
2.577% (US0003M + 0.630%) due 06/25/2021 ~		2,100	2,107

Charter Communications Operating LLC
3.579% due 07/23/2020		2,700	2,718

CRH America, Inc.
5.750% due 01/15/2021		200	207

Daimler Finance North America LLC
2.300% due 02/12/2021		150	150

Dell International LLC
4.420% due 06/15/2021		900	926

Deutsche Telekom International Finance BV
1.950% due 09/19/2021		150	150

DISH DBS Corp.
5.125% due 05/01/2020		500	504

ERAC USA Finance LLC
2.600% due 12/01/2021		200	202

Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021		1,000	1,037

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		2,800	2,860
4.057% due 05/25/2023		100	106

Kraft Heinz Foods Co.
2.800% due 07/02/2020		107	107

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		500	500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Textron, Inc.
2.451% (US0003M + 0.550%) due 11/10/2020 ~		$690	$690

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021		200	207

			12,471

UTILITIES 1.5%

AT&T, Inc.
2.657% (US0003M + 0.750%) due 06/01/2021 ~		600	604
2.951% (US0003M + 0.950%) due 07/15/2021 ~		1,100	1,111
5.150% due 02/15/2050		300	361
5.300% due 08/15/2058		100	122

Duke Energy Corp.
2.409% (US0003M + 0.500%) due 05/14/2021 ~		1,000	1,004

Petrobras Global Finance BV
5.093% due 01/15/2030		679	728
6.125% due 01/17/2022		238	255
6.625% due 01/16/2034	GBP	100	160

Sempra Energy
2.344% (US0003M + 0.450%) due 03/15/2021 ~		$300	300

Southern Power Co.
2.458% (US0003M + 0.550%) due 12/20/2020 ~		300	300

			4,945

Total Corporate Bonds & Notes (Cost $30,451)			31,151

U.S. GOVERNMENT AGENCIES 17.2%

Fannie Mae
2.142% due 05/25/2042 •		3	3
2.192% due 03/25/2049 •		1,550	1,541
3.527% due 10/01/2044 •		3	3
3.905% due 11/01/2035 •		15	15
4.081% due 01/01/2036 •		36	37
4.234% due 05/25/2035 ~		17	17
4.343% due 07/01/2035 •		12	13
4.537% due 11/01/2034 •		13	14

Freddie Mac
1.922% due 08/25/2031 •		1	1
2.131% due 07/15/2044 •		469	466
2.190% due 09/15/2042 •		924	925
3.378% due 02/25/2045 •		43	44
3.808% due 09/01/2036 •		67	70
3.875% due 10/01/2036 •		40	41
4.175% due 07/01/2036 •		82	85
4.257% due 01/01/2034 •		4	4

Ginnie Mae
2.165% due 02/20/2049 •		1,522	1,519
2.266% due 08/20/2068 •		671	658
3.629% due 04/20/2067 •		451	457

NCUA Guaranteed Notes
2.163% due 10/07/2020 •		163	164
2.273% due 12/08/2020 •		605	606

Small Business Administration
5.510% due 11/01/2027		97	105

Uniform Mortgage-Backed Security, TBA
2.500% due 02/01/2050		2,500	2,469
3.000% due 02/01/2050		3,600	3,647
3.500% due 02/01/2050 - 03/01/2050		15,580	16,015
4.000% due 02/01/2050 - 03/01/2050		27,700	28,817

Total U.S. Government Agencies (Cost $57,660)			57,736

U.S. TREASURY OBLIGATIONS 97.7%

U.S. Treasury Bonds
3.000% due 05/15/2045		80	89

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2020 (h)		$51,902	$51,840
0.125% due 04/15/2021 (h)		59,861	59,741
0.125% due 01/15/2022 (l)		3,354	3,353
0.125% due 04/15/2022 (h)(l)		28,719	28,679
0.125% due 07/15/2022		2,682	2,694
0.125% due 01/15/2023		20,125	20,125
0.125% due 07/15/2026		6,678	6,701
0.250% due 07/15/2029		5,292	5,345
0.375% due 07/15/2023		7,396	7,499
0.375% due 07/15/2025 (j)		2,496	2,547
0.375% due 07/15/2025		4,423	4,514
0.375% due 01/15/2027 (l)		12,102	12,289
0.375% due 07/15/2027 (l)		589	601
0.500% due 04/15/2024		15,652	15,908
0.500% due 01/15/2028 (h)		20,373	20,905
0.625% due 07/15/2021		2,297	2,323
0.625% due 04/15/2023		2,103	2,136
0.625% due 01/15/2024 (j)		1,791	1,829
0.625% due 01/15/2026		17,069	17,596
0.625% due 02/15/2043 (l)		168	170
0.750% due 07/15/2028		2,655	2,794
0.750% due 02/15/2045		2,295	2,382
0.875% due 01/15/2029		107	114
1.125% due 01/15/2021		5,059	5,106
1.250% due 07/15/2020		12,083	12,199
1.375% due 02/15/2044		110	130
1.375% due 02/15/2044 (l)		1,115	1,316
1.750% due 01/15/2028		5,986	6,727
2.000% due 01/15/2026		4,657	5,178
2.125% due 02/15/2040		881	1,152
2.125% due 02/15/2041 (l)		1,034	1,363
2.375% due 01/15/2025		14,608	16,284
2.375% due 01/15/2027 (l)		128	147
2.500% due 01/15/2029		4,835	5,829
3.875% due 04/15/2029		708	945

Total U.S. Treasury Obligations (Cost $324,397)			328,550

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.6%

Alliance Bancorp Trust
2.032% due 07/25/2037 •		208	193

Banc of America Mortgage Trust
3.900% due 11/25/2035 ^~		13	13
4.664% due 06/25/2035 ~		40	38

Bear Stearns Adjustable Rate Mortgage Trust
4.238% due 07/25/2036 ^~		44	42
4.242% due 03/25/2035 ~		47	48
4.252% due 01/25/2035 ~		130	132

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~		96	97
4.169% due 09/25/2037 ^~		240	236

Civic Mortgage LLC
4.349% due 11/25/2022 þ		264	264

Countrywide Alternative Loan Trust
1.912% due 06/25/2036 •		613	588
1.960% due 12/20/2046 ^•		958	841
5.000% due 07/25/2035		89	77
6.000% due 02/25/2037 ^		163	112

Countrywide Home Loan Mortgage Pass-Through Trust
3.878% due 08/25/2034 ^~		9	8

Credit Suisse Mortgage Capital Certificates
1.942% due 09/29/2036 •		727	707
5.938% due 10/26/2036 ~		61	58

Eurosail PLC
1.729% due 06/13/2045 •	GBP	294	387

First Horizon Alternative Mortgage Securities Trust
3.840% due 06/25/2034 ~		$7	7
6.000% due 02/25/2037 ^		53	38

GreenPoint Mortgage Funding Trust
1.972% due 09/25/2046 •		131	126
2.332% due 11/25/2045 •		8	7

GS Mortgage Securities Trust
3.849% due 12/10/2043		96	96

GSR Mortgage Loan Trust
4.302% due 01/25/2035 ~		20	21

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HarborView Mortgage Loan Trust
2.004% due 03/19/2036 ^•		$30	$29

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	1,342	1,782

HomeBanc Mortgage Trust
2.122% due 10/25/2035 •		$40	41

IndyMac Mortgage Loan Trust
4.430% due 11/25/2035 ^~		14	14

JPMorgan Mortgage Trust
4.563% due 07/25/2035 ~		22	22
4.585% due 08/25/2035 ~		32	32
4.611% due 02/25/2035 ~		53	54

Lehman XS Trust
2.942% due 12/25/2037 •		798	786

MASTR Adjustable Rate Mortgages Trust
4.696% due 11/21/2034 ~		13	14

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.480% due 09/15/2030 •		90	90

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		1,267	1,268

Residential Accredit Loans, Inc. Trust
3.255% due 10/25/2037 ~		39	36
3.599% due 09/25/2045 •		92	89

Residential Asset Securitization Trust
2.192% due 05/25/2035 •		78	65

Sequoia Mortgage Trust
1.965% due 07/20/2036 •		151	148

Structured Adjustable Rate Mortgage Loan Trust
3.639% due 01/25/2035 ^•		9	9
4.389% due 02/25/2034 ~		9	9

Structured Asset Mortgage Investments Trust
2.002% due 04/25/2036 •		12	12
2.424% due 10/19/2034 •		11	11

Towd Point Mortgage Funding PLC
1.820% due 10/20/2051 •	GBP	1,244	1,658

Vornado DP LLC Trust
4.004% due 09/13/2028		$1,500	1,506

WaMu Mortgage Pass-Through Certificates Trust
3.009% due 05/25/2047 •		165	160
3.750% due 12/25/2035 ~		90	88
3.871% due 08/25/2035 ~		7	6

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		17	16

Total Non-Agency Mortgage-Backed Securities (Cost $11,574)			12,081

ASSET-BACKED SECURITIES 7.9%

Argent Mortgage Loan Trust
2.272% due 05/25/2035 •		97	94

Argent Securities Trust
1.942% due 07/25/2036 •		365	317
1.952% due 05/25/2036 •		652	242

Atrium Corp.
2.783% due 04/22/2027 •		400	400

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	350	392

Brookside Mill CLO Ltd.
2.822% due 01/17/2028 •		$2,060	2,050

Catamaran CLO Ltd.
2.786% due 01/27/2028 •		600	597

CIFC Funding Ltd.
2.781% due 04/15/2027 •		560	560

CIT Mortgage Loan Trust
3.142% due 10/25/2037 •		528	533
3.292% due 10/25/2037 •		600	609

Citigroup Mortgage Loan Trust
2.022% due 12/25/2036 •		47	37

Citigroup Mortgage Loan Trust, Inc.
2.122% due 10/25/2036 •		400	387

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CoreVest American Finance Trust
2.968% due 10/15/2049		$139	$139

Countrywide Asset-Backed Certificates
1.982% due 11/25/2037 •		850	820
2.042% due 03/25/2037 •		200	190
3.796% due 04/25/2036 ~		2	2

Countrywide Asset-Backed Certificates Trust
2.532% due 08/25/2047 •		196	194

Credit-Based Asset Servicing & Securitization LLC
1.912% due 07/25/2037 •		12	8
2.012% due 07/25/2037 •		53	36

Ellington Loan Acquisition Trust
2.892% due 05/25/2037 •		32	32

Fremont Home Loan Trust
1.927% due 10/25/2036 •		133	124

GSAA Home Equity Trust
6.220% due 03/25/2046 þ		66	52

GSAMP Trust
1.862% due 12/25/2036 •		55	32
2.767% due 03/25/2035 ^•		116	105

Halcyon Loan Advisors Funding Ltd.
2.886% due 04/20/2027 •		216	216

Home Equity Asset Trust
2.242% due 02/25/2036 •		400	392

IndyMac Mortgage Loan Trust
1.862% due 07/25/2036 •		273	121

Jamestown CLO Ltd.
2.691% due 07/15/2026 •		230	230
2.770% due 07/25/2027 •		234	234
3.222% due 01/17/2027 •		653	654

JPMorgan Mortgage Acquisition Trust
2.002% due 10/25/2036 •		90	88

Jubilee CLO BV
0.405% due 12/15/2029 •	EUR	1,950	2,184

Lehman XS Trust
1.952% due 05/25/2036 •		$140	146
4.833% due 06/25/2036 þ		153	158

LoanCore Issuer Ltd.
2.870% due 05/15/2036 •		500	500

Long Beach Mortgage Loan Trust
1.912% due 08/25/2036 •		623	343

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	250	279

Marathon CLO Ltd.
2.765% due 11/21/2027 •		$1,920	1,915

Marlette Funding Trust
2.690% due 09/17/2029		75	75

MASTR Asset-Backed Securities Trust
1.942% due 10/25/2036 •		199	92

Morgan Stanley Mortgage Loan Trust
5.910% due 11/25/2036 þ		784	338
6.000% due 02/25/2037 ^~		80	63

New Century Home Equity Loan Trust
2.557% due 02/25/2035 •		123	122

OCP CLO Ltd.
2.756% due 10/26/2027 •		1,020	1,020
2.801% due 07/15/2027 •		251	251

Renaissance Home Equity Loan Trust
2.892% due 09/25/2037 •		1,044	569

Residential Asset Securities Corp. Trust
2.022% due 06/25/2036 •		369	361
2.122% due 04/25/2036 •		200	198

Saxon Asset Securities Trust
2.102% due 09/25/2037 •		208	201

Securitized Asset-Backed Receivables LLC Trust
1.942% due 07/25/2036 •		349	191
1.952% due 07/25/2036 •		165	87
2.042% due 05/25/2036 •		596	378

SLM Private Education Loan Trust
3.990% due 06/16/2042 •		139	140

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	1	1
0.000% due 01/25/2024 •		113	127

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 06/17/2024 •	EUR	43	$48
2.490% due 10/25/2064 •		$500	492
3.440% due 04/25/2023 •		804	807

SoFi Professional Loan Program LLC
2.050% due 01/25/2041		132	132

Soundview Home Loan Trust
1.992% due 06/25/2037 •		803	640

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		761	764

Structured Asset Securities Corp. Mortgage Loan Trust
3.191% due 04/25/2035 •		150	149

Symphony CLO Ltd.
2.951% due 07/14/2026 •		250	250

THL Credit Wind River CLO Ltd.
2.856% due 10/15/2027 •		500	500
2.881% due 01/15/2026 •		215	215

Venture CLO Ltd.
2.821% due 04/15/2027 •		817	816
2.881% due 07/15/2027 •		384	383
3.103% due 10/22/2031 •		500	500

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ		230	231

Voya CLO Ltd.
2.660% due 07/25/2026 •		345	345

Z Capital Credit Partners CLO Ltd.
2.951% due 07/16/2027 •		710	707

Total Asset-Backed Securities (Cost $26,693)			26,605

SOVEREIGN ISSUES 7.0%

Argentina Government International Bond
42.836% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	3,393	30
56.589% (ARLLMONP) due 06/21/2020 ~(a)		19,677	178
59.928% (BADLARPP) due 10/04/2022 ~(a)		100	2

Australia Government International Bond
1.250% due 02/21/2022 (d)	AUD	1,827	1,326
3.000% due 09/20/2025 (d)		2,093	1,733

Autonomous City of Buenos Aires Argentina
51.313% (BADLARPP + 5.000%) due 01/23/2022 ~(a)	ARS	1,850	23

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	100	113

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2020 (c)	BRL	1,188	289

Canada Government Real Return Bond
4.250% due 12/01/2026 (d)	CAD	933	913

France Government International Bond
2.100% due 07/25/2023 (d)	EUR	2,513	3,163

Japan Government International Bond
0.100% due 03/10/2028 (d)	JPY	209,434	1,983
0.100% due 03/10/2029 (d)		264,255	2,503

Mexico Government International Bond
7.750% due 05/29/2031	MXN	7,972	451

New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	2,754	2,026

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,000	340

Provincia de Buenos Aires
52.270% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	980	7

Qatar Government International Bond
3.875% due 04/23/2023		$400	423

Saudi Government International Bond
4.000% due 04/17/2025		260	281

United Kingdom Gilt
0.125% due 08/10/2028 (d)	GBP	2,070	3,403
1.250% due 11/22/2027 (d)		2,604	4,551

Total Sovereign Issues (Cost $24,628)			23,738

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(e)(f)	400,000	$453

Bank of America Corp.
5.875% due 03/15/2028 •(e)	230,000	255

Total Preferred Securities (Cost $734)		708

SHORT-TERM INSTRUMENTS 16.2%

REPURCHASE AGREEMENTS (g) 15.8%
		52,985

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
41.333% due 04/03/2020 «~	ARS	1,520	$21
155.800% due 02/26/2020 - 05/13/2020 (b)(c)		1,580	19

			40

U.S. TREASURY BILLS 0.4%
1.657% due 01/02/2020 - 02/27/2020 (b)(c)		$1,235	1,234

Total Short-Term Instruments (Cost $54,270)			54,259

Total Investments in Securities (Cost $530,407)			534,828

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.0%

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%

PIMCO Short-Term Floating NAV Portfolio III	678,710	$6,714

Total Short-Term Instruments (Cost $6,714)		6,714

Total Investments in Affiliates (Cost $6,714)		6,714

Total Investments 161.1% (Cost $537,121)		$541,542

Financial Derivative Instruments (i)(k) 0.4% (Cost or Premiums, net $597)		1,366

Other Assets and Liabilities, net (61.5)%		(206,661)

Net Assets 100.0%		$336,247

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	1.630%	12/31/2019	01/02/2020	$15,200	U.S. Treasury Bonds 3.000% due 05/15/2045	$(15,397)	$15,200	$15,202
SAL	1.550	12/31/2019	01/02/2020	37,200	U.S. Treasury Notes 2.750% due 06/30/2025	(37,963)	37,200	37,203
SSB	0.650	12/31/2019	01/02/2020	585	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(597)	585	585

Total Repurchase Agreements						$(53,957)	$52,985	$52,990

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BOS	2.050%	11/20/2019	01/06/2020	$(4,811)	$(4,823)
MSC	1.910	11/07/2019	02/24/2020	(17,517)	(17,569)
TDL	1.870	11/04/2019	01/06/2020	(1,992)	(1,998)
	1.890	11/13/2019	03/11/2020	(69,434)	(69,616)
	1.960	11/18/2019	02/18/2020	(59,356)	(59,502)

Total Sale-Buyback Transactions					$(153,508)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$15,202	$0	$0	$15,202	$(15,397)	$(195)
SAL	37,203	0	0	37,203	(37,963)	(760)
SSB	585	0	0	585	(597)	(12)

Master Securities Forward Transaction Agreement
BOS	0	0	(4,823)	(4,823)	4,818	(5)
MSC	0	0	(17,569)	(17,569)	17,647	78
TDL	0	0	(131,116)	(131,116)	131,479	363

Total Borrowings and Other Financing Transactions	$52,990	$0	$(153,508)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(6,821)	$(146,687)	$0	$(153,508)

Total Borrowings	$0	$(6,821)	$(146,687)	$0	$(153,508)

Payable for sale-buyback financing transactions					$(153,508)

(h)	Securities with an aggregate market value of $153,944 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(170,646) at a weighted average interest rate of 2.407%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Payable for sale-buyback transactions includes $(454) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - NYMEX Crude February 2020 Futures	$55.000	01/15/2020	1	$1	$1	$0
Call - NYMEX Crude June 2020 Futures	60.500	05/14/2020	25	25	144	79
Put - NYMEX Crude June 2020 Futures	60.500	05/14/2020	25	25	144	106
Call - NYMEX Natural Gas March 2020 Futures	3.000	02/25/2020	6	60	12	1

					$301	$186

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures	$104.500	02/21/2020	2	$4	$0	$0
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures	104.875	02/21/2020	12	24	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	108.750	02/21/2020	5	5	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	109.750	02/21/2020	33	33	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	110.250	02/21/2020	3	3	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	110.750	02/21/2020	19	19	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	111.000	02/21/2020	127	127	1	0
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	113.500	02/21/2020	16	16	0	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	$113.750	02/21/2020	38	$38	$0	$1
Put - CBOT U.S. Treasury 10-Year Note March 2020 Futures	117.500	02/21/2020	15	15	0	0
Call - CBOT U.S. Treasury 30-Year Bond March 2020 Futures	177.000	02/21/2020	48	48	1	0
Call - CBOT U.S. Treasury 30-Year Bond March 2020 Futures	195.000	02/21/2020	132	132	1	0
Call - CBOT U.S. Treasury 30-Year Bond March 2020 Futures	197.000	02/21/2020	61	61	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond March 2020 Futures	125.000	02/21/2020	47	47	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond March 2020 Futures	128.000	02/21/2020	6	6	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond March 2020 Futures	130.000	02/21/2020	1	1	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond March 2020 Futures	140.000	02/21/2020	6	6	0	0

					$5	$1

Total Purchased Options					$306	$187

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - ICE Natural Gas February 2020 Futures	$40.000	01/27/2020	30	$870	$(21)	$(109)
Call - NYMEX Crude February 2020 Futures	61.500	01/15/2020	12	12	(11)	(11)
Call - NYMEX Crude February 2020 Futures	62.000	01/15/2020	12	12	(12)	(9)
Call - NYMEX Crude March 2020 Futures	63.000	02/14/2020	12	12	(11)	(13)
Put - NYMEX Natural Gas Calendar Spread March 2020 Futures	0.200	03/26/2020	3	30	(1)	(2)
Put - NYMEX Natural Gas February 2020 Futures	2.150	01/28/2020	2	20	(1)	(2)
Put - NYMEX Natural Gas March 2020 Futures	2.050	02/25/2020	12	120	(9)	(10)
Call - NYMEX Natural Gas March 2020 Futures	4.000	02/25/2020	12	120	(11)	(1)

Total Written Options					$(77)	$(157)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum March Futures	03/2020	1	$	45	$1	$1	$0
Brent 1st Line April Futures	04/2020	1		0	0	0	0
Brent 1st Line April Futures	04/2020	1		0	1	0	0
Brent 1st Line August Futures	08/2020	1		0	0	0	0
Brent 1st Line December Futures	12/2020	1		0	0	0	0
Brent 1st Line February Futures	02/2020	1		0	0	0	0
Brent 1st Line July Futures	07/2020	1		0	0	0	0
Brent 1st Line June Futures	06/2020	1		0	1	0	0
Brent 1st Line March Futures	03/2020	1		0	0	0	0
Brent 1st Line May Futures	05/2020	1		0	1	0	0
Brent 1st Line November Futures	11/2020	1		0	0	0	0
Brent 1st Line October Futures	10/2020	1		0	0	0	0
Brent 1st Line September Futures	09/2020	1		0	0	0	0
Brent 1st Line vs. Dubai 1st Line April Futures	04/2020	1		1	0	0	0
Brent 1st Line vs. Dubai 1st Line February Futures	02/2020	1		1	0	0	0
Brent 1st Line vs. Dubai 1st Line March Futures	03/2020	1		1	0	0	0
Brent Crude December Futures	10/2020	9		551	15	0	(6)
Brent Crude December Futures	10/2021	30		1,743	2	0	(16)
Brent Crude July Futures	05/2020	10		635	34	0	(7)
Call Options Strike @ EUR 114.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	549		3	0	0	0
Call Options Strike @ EUR 139.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	21		0	0	0	0
Call Options Strike @ EUR 190.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	7		0	0	0	0
Chicago Ethanol (Platts) February Futures	02/2020	6		352	(7)	0	(4)
Chicago Ethanol (Platts) January Futures	01/2020	3		171	(7)	0	(3)
Chicago Ethanol (Platts) March Futures	03/2020	3		178	(1)	0	(2)
Cocoa March Futures	03/2020	5		127	(1)	4	0
Copper March Futures	03/2020	5		772	41	41	0
Corn December Futures	12/2020	15		302	(2)	0	0
Corn March Futures	03/2020	46		892	(2)	0	(1)
Corn May Futures	05/2020	23		454	(27)	0	(1)
Cotton No. 2 March Futures	03/2020	11		380	16	0	(3)
Euro-BTP Italy Government Bond March Futures	03/2020	125		15,764	8	0	(9)
Euro-Bund 10-Year Bond March Futures	03/2020	127		24,287	(364)	0	(160)
Hard Red Winter Wheat March Futures	03/2020	2		49	2	1	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Hard Red Winter Wheat May Futures	05/2020	6	$	148	$14	$2	$0
Natural Gas April Futures	03/2020	1		21	0	0	0
Natural Gas April Futures	03/2021	3		69	0	0	0
Natural Gas February Futures	01/2020	1		22	0	0	0
Natural Gas May Futures	04/2021	2		45	0	0	0
Natural Gas October Futures	09/2020	1		23	(1)	0	0
Nickel March Futures	03/2020	10		842	20	23	(4)
Platinum April Futures	04/2020	22		1,076	53	14	0
Put Options Strike @ EUR 157.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	108		1	0	0	0
RBOB Gasoline March Futures	02/2020	12		858	7	0	(17)
Silver March Futures	03/2020	1		90	3	0	0
Soybean May Futures	05/2020	3		145	5	0	0
Soybean Meal March Futures	03/2020	2		61	1	1	0
Soybean Oil March Futures	03/2020	8		167	16	0	(3)
U.S. Treasury 2-Year Note March Futures	03/2020	14		3,017	(1)	1	0
U.S. Treasury 5-Year Note March Futures	03/2020	247		29,297	(69)	0	(6)
U.S. Treasury 10-Year Note March Futures	03/2020	3		385	0	0	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2020	90		16,349	(492)	0	(104)
Wheat July Futures	07/2020	3		85	4	0	0
White Sugar March Futures	02/2020	7		126	7	0	(1)
White Sugar May Futures	04/2020	2		36	0	0	0
WTI Crude December Futures	11/2020	30		1,693	66	0	(18)
WTI Crude December Futures	11/2023	6		308	(2)	0	(2)
WTI Crude February Futures	01/2020	10		611	26	0	(6)
WTI Crude July Futures	06/2021	6		325	8	0	(3)
WTI Crude June Futures	05/2021	55		2,994	83	0	(29)
WTI Crude March Futures	02/2020	4		243	(9)	0	(3)
WTI Crude March Futures	02/2021	54		2,987	162	0	(30)
WTI Crude May Futures	04/2021	6		328	10	0	(3)
WTI Crude September Futures	08/2020	9		520	35	0	(11)
Zinc March Futures	03/2020	12		682	11	11	0

					$(332)	$99	$(452)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Arabica Coffee March Futures	03/2020	1	$	(49)	$1	$1	$0
Australia Government 3-Year Note March Futures	03/2020	22		(1,776)	12	2	0
Australia Government 10-Year Bond March Futures	03/2020	8		(803)	14	4	0
Brent Crude April Futures	02/2020	1		(65)	(3)	1	0
Brent Crude December Futures	10/2022	2		(114)	1	1	0
Brent Crude December Futures	10/2023	18		(1,020)	16	7	0
Brent Crude June Futures	04/2020	11		(705)	2	3	0
Brent Crude June Futures	04/2021	3		(178)	(5)	2	0
Brent Crude June Futures	04/2022	6		(344)	4	3	0
Brent Crude March Futures	01/2020	2		(132)	1	1	0
Brent Crude October Futures	08/2020	5		(310)	(14)	3	0
Call Options Strike @ EUR 172.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	20		(13)	15	8	0
Call Options Strike @ USD 65.000 on Brent Crude March 2020 Futures(1)	01/2020	12		(29)	(11)	4	0
Call Options Strike @ USD 67.000 on Brent Crude June 2020 Futures(1)	04/2020	25		(60)	101	5	0
Call Options Strike @ USD 67.000 on Brent Crude March 2020 Futures(1)	01/2020	12		(16)	(4)	3	0
Call Options Strike @ USD 68.500 on Brent Crude April 2020 Futures(1)	02/2020	9		(10)	(2)	1	0
Call Options Strike @ USD 69.000 on Brent Crude April 2020 Futures(1)	02/2020	3		(3)	0	0	0
Copper March Futures	03/2020	13		(909)	(46)	12	0
Corn July Futures	07/2020	19		(381)	32	0	0
Euro-Bobl March Futures	03/2020	66		(9,893)	28	27	0
Euro-BTP Italy Government Bond March Futures	03/2020	23		(3,675)	(18)	11	0
Euro-Buxl 30-Year Bond March Futures	03/2020	18		(4,005)	103	62	0
Euro-OAT France Government 10-Year Bond March Futures	03/2020	7		(1,278)	17	8	0
Euro-Schatz March Futures	03/2020	471		(59,122)	54	29	0
Gas Oil March Futures	03/2020	29		(1,773)	(108)	24	0
Gold 100 oz. February Futures	02/2020	5		(762)	(16)	0	(2)
Hard Red Winter Wheat July Futures	07/2020	1		(25)	(2)	0	0
Japan Government 10-Year Bond March Futures	03/2020	2		(2,801)	2	2	(2)
Live Cattle February Futures	02/2020	23		(1,159)	(7)	5	0
Natural Gas January Futures	12/2020	5		(136)	1	0	(1)
Natural Gas March Futures	02/2020	45		(971)	34	0	0
New York Harbor March Futures	02/2020	3		(254)	(18)	3	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Put Options Strike @ EUR 172.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	20	$	(46)	$(21)	$0	$(17)
Put Options Strike @ USD 67.000 on Brent Crude June 2020 Futures(1)	04/2020	25		(133)	31	0	(13)
Soybean March Futures	03/2020	10		(478)	(4)	0	(2)
Sugar No. 11 March Futures	02/2020	3		(45)	0	0	0
Sugar No. 11 May Futures	04/2020	2		(30)	0	0	0
U.S. Treasury 10-Year Ultra March Futures	03/2020	31		(4,362)	52	5	0
U.S. Treasury 30-Year Bond March Futures	03/2020	249		(38,821)	593	86	0
United Kingdom Long Gilt March Futures	03/2020	37		(6,439)	33	62	(28)
Wheat March Futures	03/2020	41		(1,145)	(73)	0	(6)
Wheat May Futures	05/2020	6		(169)	(9)	0	(1)
WTI Crude December Futures	11/2021	45		(2,388)	(49)	23	0
WTI Crude December Futures	11/2022	20		(1,032)	11	9	0
WTI Crude June Futures	05/2020	48		(2,853)	(153)	39	0
WTI Crude June Futures	05/2022	7		(365)	(2)	3	0
WTI Crude March Futures	02/2020	41		(2,492)	(189)	27	0

					$404	$486	$(72)

Total Futures Contracts					$72	$585	$(524)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.132%	EUR	130	$2	$(1)	$1	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2020	0.347	$	100	(3)	4	1	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.652		200	(11)	14	3	0	0

							$(12)	$17	$5	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$	10,098	$(621)	$(370)	$(991)	$4	$0
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024	EUR	2,900	(75)	(17)	(92)	1	0

						$(696)	$(387)	$(1,083)	$5	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047		$1,420	$4	$(47)	$(43)	$18	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		300	1	(38)	(37)	4	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		693	3	(97)	(94)	9	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		290	1	(42)	(41)	4	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,000	3	(92)	(89)	0	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022		$25,700	1,518	(1,101)	417	0	(15)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		6,000	8	89	97	0	(4)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		13,100	(506)	638	132	0	(11)
Pay	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		1,700	0	63	63	0	(1)
Pay	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		2,000	0	74	74	0	(1)
Pay	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		2,000	0	75	75	0	(2)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		3,200	(26)	124	98	0	(3)
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	03/16/2026		1,750	9	(60)	(51)	3	0
Receive(7)	3-Month USD-LIBOR	2.300	Semi-Annual	04/21/2026		4,700	(20)	(92)	(112)	7	0
Receive(7)	3-Month USD-LIBOR	2.300	Semi-Annual	04/27/2026		5,700	59	(195)	(136)	9	0
Receive(7)	3-Month USD-LIBOR	1.850	Semi-Annual	07/20/2026		6,100	(42)	32	(10)	9	0
Receive(7)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		2,000	(3)	0	(3)	3	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		8,800	205	(281)	(76)	13	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		5,070	(102)	118	16	11	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.250%	Semi-Annual	06/20/2028		$2,600	$144	$(227)	$(83)	$7	$0
Receive	3-Month USD-LIBOR	2.765	Semi-Annual	07/18/2028		310	4	(29)	(25)	1	0
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	06/19/2048		480	48	(52)	(4)	5	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		1,300	(6)	(35)	(41)	15	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		200	(1)	6	5	2	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		500	0	56	56	5	0
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		1,100	(6)	98	92	12	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		2,700	26	277	303	29	0
Receive(7)	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		800	1	43	44	9	0
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		500	(1)	(15)	(16)	6	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050		1,180	(25)	56	31	13	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	195,330	(4)	(30)	(34)	0	(1)
Pay	CPTFEMU	1.168	Maturity	03/15/2024	EUR	700	2	1	3	0	(2)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		400	(1)	(33)	(34)	2	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		80	1	16	17	0	(1)
Pay	CPTFEMU	1.945	Maturity	11/15/2048		100	0	21	21	0	(1)
Pay	CPTFEMU	1.950	Maturity	11/15/2048		240	1	50	51	0	(2)
Receive	CPURNSA	1.958	Maturity	03/20/2020		$1,800	0	5	5	0	(3)
Receive	CPURNSA	2.027	Maturity	11/23/2020		1,500	0	2	2	0	0
Receive	CPURNSA	2.021	Maturity	11/25/2020		1,500	0	2	2	0	0
Receive	CPURNSA	1.875	Maturity	03/14/2021		2,100	0	4	4	0	(1)
Receive	CPURNSA	1.816	Maturity	05/13/2021		10,100	0	23	23	2	0
Receive	CPURNSA	1.550	Maturity	07/26/2021		1,100	37	(10)	27	2	0
Receive	CPURNSA	1.445	Maturity	09/09/2021		8,290	0	63	63	10	0
Receive	CPURNSA	1.603	Maturity	09/12/2021		770	23	(8)	15	1	0
Receive	CPURNSA	1.580	Maturity	09/20/2021		2,100	0	9	9	2	0
Receive	CPURNSA	1.592	Maturity	09/20/2021		2,000	0	8	8	2	0
Receive	CPURNSA	2.069	Maturity	07/15/2022		700	0	(4)	(4)	0	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		3,970	0	(66)	(66)	3	0
Receive	CPURNSA	2.263	Maturity	04/27/2023		2,120	0	(49)	(49)	2	0
Receive	CPURNSA	2.263	Maturity	05/09/2023		630	0	(14)	(14)	1	0
Receive	CPURNSA	2.281	Maturity	05/10/2023		960	0	(24)	(24)	0	(1)
Pay	CPURNSA	2.102	Maturity	07/20/2027		1,800	0	24	24	0	(4)
Pay	CPURNSA	2.080	Maturity	07/25/2027		1,300	0	14	14	0	(3)
Pay	CPURNSA	2.122	Maturity	08/01/2027		1,900	0	28	28	0	(5)
Pay	CPURNSA	2.180	Maturity	09/20/2027		650	0	12	12	0	(2)
Pay	CPURNSA	2.150	Maturity	09/25/2027		600	0	9	9	0	(2)
Pay	CPURNSA	2.155	Maturity	10/17/2027		1,400	0	23	23	0	(3)
Pay	CPURNSA	2.335	Maturity	02/05/2028		2,010	4	79	83	0	(5)
Pay	CPURNSA	2.352	Maturity	05/09/2028		630	0	29	29	0	(2)
Pay	CPURNSA	2.360	Maturity	05/09/2028		950	0	44	44	0	(3)
Pay	CPURNSA	2.364	Maturity	05/10/2028		960	0	45	45	0	(3)
Pay	CPURNSA	2.370	Maturity	06/06/2028		1,800	0	83	83	0	(4)
Pay	CPURNSA	2.165	Maturity	04/16/2029		1,100	0	20	20	0	(3)
Pay	CPURNSA	1.954	Maturity	06/03/2029		400	0	(1)	(1)	0	(1)
Pay	CPURNSA	1.998	Maturity	07/25/2029		2,800	2	8	10	0	(9)
Receive	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	170	0	0	0	0	0
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		70	0	(1)	(1)	0	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		800	0	(11)	(11)	0	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		800	0	(3)	(3)	0	0
Pay	FRCPXTOB	1.618	Maturity	07/15/2028		520	0	33	33	0	0
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		390	1	55	56	0	(2)
Pay	UKRPI	3.633	Maturity	12/15/2028	GBP	200	0	11	11	0	0
Pay	UKRPI	3.400	Maturity	06/15/2030		2,100	35	76	111	2	0
Pay	UKRPI	3.530	Maturity	10/15/2031		140	4	3	7	0	0
Pay	UKRPI	3.470	Maturity	09/15/2032		4,710	2	189	191	0	(8)
Pay	UKRPI	3.579	Maturity	10/15/2033		400	0	31	31	0	(1)
Pay	UKRPI	3.572	Maturity	05/15/2034		1,020	0	55	55	0	(3)
Pay	UKRPI	3.358	Maturity	04/15/2035		290	(7)	25	18	0	(1)
Pay	UKRPI	3.600	Maturity	06/15/2039		910	0	109	109	0	(8)
Receive	UKRPI	3.428	Maturity	03/15/2047		350	19	(80)	(61)	8	0

							$1,415	$221	$1,636	$231	$(121)

Total Swap Agreements							$707	$(149)	$558	$236	$(121)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$187	$590	$236	$1,013	$(157)	$(524)	$(121)	$(802)

(j)

Securities with an aggregate market value of $1,647 and cash of $2,452 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $5 for closed future agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2020	AUD	4,298		$2,918	$0	$(98)
	01/2020		$1,612	MXN	31,571	53	0
	03/2020		418	KRW	495,936	12	0
	03/2020		262	TWD	7,931	5	0

BPS	01/2020	GBP	9,234		$11,958	0	(276)

BRC	01/2020	EUR	7,788		8,605	0	(135)
	01/2020		$343	GBP	259	1	0
	03/2020		554	KRW	656,822	15	0

BSH	01/2020	BRL	1,164		$289	0	(1)
	01/2020		$278	BRL	1,164	12	0
	07/2020	BRL	1,188		$281	0	(12)

CBK	01/2020		2,859		709	0	(1)
	01/2020	JPY	499,700		4,570	0	(29)
	01/2020	PEN	1,068		318	0	(5)
	01/2020		$682	BRL	2,859	29	0
	01/2020		318	PEN	1,068	4	0
	02/2020	COP	4,900,303		$1,414	0	(75)
	03/2020	KRW	1,977,295		1,685	0	(29)
	03/2020	PEN	1,068		317	0	(4)

DUB	03/2020	TWD	51,851		1,717	0	(27)
	03/2020		$1,692	IDR	24,189,316	46	0

FBF	03/2020		679	KRW	805,062	19	0
	03/2020		971	TWD	29,371	16	0

GLM	01/2020	GBP	131		$172	0	(2)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2020	MXN	3,040		$151	$0	$(9)
	02/2020		$1,541	RUB	98,800	43	0

HUS	01/2020	EUR	2,322		$2,577	0	(28)
	01/2020		$1,386	COP	4,862,354	92	0
	01/2020		247	RUB	16,353	16	0
	03/2020	SGD	1,181		$865	0	(13)

JPM	01/2020	BRL	1,164		303	13	0
	01/2020	MXN	5,516		274	0	(16)
	01/2020		$289	BRL	1,164	1	0
	03/2020		863	SGD	1,172	9	0

RYL	01/2020	MXN	26,055		$1,349	0	(26)
	05/2020		$1,328	MXN	26,055	25	0

SCX	03/2020		465	TWD	14,069	8	0

SSB	01/2020	BRL	2,859		$704	0	(7)
	02/2020		$703	BRL	2,859	7	0

TOR	01/2020	CAD	1,223		$922	0	(20)

UAG	01/2020	NZD	3,011		1,936	0	(91)

Total Forward Foreign Currency Contracts						$426	$(904)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	03/10/2020	41,490	$59	$4

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	03/10/2020	42,860	61	4

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.066	10/02/2020	45,500	181	37

							$301	$45

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 02/01/2050	$72.500	02/05/2020	15,500	$1	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 01/01/2050	76.500	01/07/2020	14,600	1	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 01/01/2050	70.000	01/07/2020	3,600	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 01/01/2050	74.000	01/07/2020	13,100	1	0

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 01/01/2050	65.000	01/07/2020	2,500	(1)	0

					$2	$0

Total Purchased Options					$303	$45

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC Fuel Co. December 2020 Futures «	$13.000	12/31/2020	4	$(7)	$0
	Call - OTC QS Co. December 2020 Futures «	21.000	12/31/2020	12	(16)	(15)

GST	Call - OTC Fuel Co. December 2020 Futures «	13.000	12/31/2020	11	(18)	(1)

JPM	Call - OTC QS Co. December 2020 Futures «	18.100	12/31/2020	2	(6)	(3)

					$(47)	$(19)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425%	03/18/2020	900	$ (1)	$ (1)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	300	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	900	(1)	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	300	(1)	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475%	01/15/2020	200	$0	$0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	200	0	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	02/19/2020	400	0	(1)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	200	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	600	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	600	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	600	(1)	0

BRC	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	300	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	300	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	1,400	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	1,400	(2)	0

DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	500	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	500	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	02/19/2020	400	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	02/19/2020	400	0	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	300	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	300	(1)	0

GST	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	600	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	600	(1)	0

JLN	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	300	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	300	0	0

JPM	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	300	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	300	0	0

MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	300	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.900	02/19/2020	300	0	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	300	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	300	0	0

						$(14)	$(11)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	11,500	$(102)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,000	(13)	0

GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,200	(55)	(2)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	600	(4)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	4,600	(52)	0
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	2,000	(37)	0

						$(263)	$(2)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404%	03/10/2020	2,716	$(19)	$(3)

CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404	03/10/2020	5,874	(42)	(5)

DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404	03/10/2020	8,870	(61)	(8)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.302	10/02/2020	9,600	(182)	(40)

							$(304)	$(56)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(3)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	21,600	$(17)	$0

Total Written Options						$(645)	$(88)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	EURMARGIN CAL20	$8.050	Maturity	12/31/2020	6,600	$0	$2	$2	$0
	Receive	PLATGOLD F0	598.750	Maturity	01/08/2020	300	0	15	15	0

CBK	Receive	KCBT Wheat March Futures	4.305	Maturity	02/21/2020	10,000	0	5	5	0
	Pay	MEHDUB 1H20	1.180	Maturity	06/30/2020	3,000	0	4	4	0
	Receive	MEHDUB CAL20	0.350	Maturity	12/31/2020	12,000	0	5	5	0
	Receive	MEHMID CAL20-CAL21	1.840	Maturity	12/31/2021	4,600	0	(1)	0	(1)

GST	Pay	CBOT Wheat March Futures	5.125	Maturity	02/21/2020	10,000	0	(5)	0	(5)
	Pay	CBOT Wheat March Futures	5.128	Maturity	02/21/2020	25,000	0	(11)	0	(11)
	Pay	CBOT Wheat March Futures	5.138	Maturity	02/21/2020	35,000	0	(16)	0	(16)
	Pay	CBOT Wheat March Futures	5.145	Maturity	02/21/2020	20,000	0	(9)	0	(9)
	Pay	CBOT Wheat March Futures	5.148	Maturity	02/21/2020	5,000	0	(2)	0	(2)
	Receive	EBOBFUEL CAL20	21.600	Maturity	12/31/2020	2,400	0	23	23	0
	Receive	KCBT Wheat March Futures	4.300	Maturity	02/21/2020	10,000	0	5	5	0
	Receive	KCBT Wheat March Futures	4.303	Maturity	02/21/2020	10,000	0	5	5	0
	Receive	KCBT Wheat March Futures	4.333	Maturity	02/21/2020	10,000	0	5	5	0
	Pay	MEHDUB 1H20	1.100	Maturity	06/30/2020	600	0	1	1	0

JPM	Pay	CBOT Soybean March Futures	962.625	Maturity	02/21/2020	15,000	0	1	1	0
	Pay	CBOT Wheat July Futures	5.328	Maturity	06/26/2020	10,000	0	(3)	0	(3)
	Pay	CBOT Wheat March Futures	5.108	Maturity	02/21/2020	5,000	0	(2)	0	(2)
	Pay	CBOT Wheat March Futures	5.125	Maturity	02/21/2020	15,000	0	(7)	0	(7)
	Pay	CBOT Wheat March Futures	5.128	Maturity	02/21/2020	5,000	0	(2)	0	(2)
	Receive	EBOBFUEL CAL20	21.950	Maturity	12/31/2020	1,200	0	11	11	0
	Receive	EURMARGIN CAL20	8.100	Maturity	12/31/2020	600	0	0	0	0
	Receive	EURMARGIN CAL20	8.750	Maturity	12/31/2020	1,200	0	(1)	0	(1)
	Receive	EURMARGIN CAL20	9.900	Maturity	12/31/2020	1,200	0	(2)	0	(2)
	Receive	EUROBOBCO CAL21	7.700	Maturity	12/31/2021	1,200	(3)	1	0	(2)
	Receive	KCBT Wheat March Futures	4.273	Maturity	02/21/2020	5,000	0	3	3	0
	Receive	KCBT Wheat March Futures	4.290	Maturity	02/21/2020	5,000	0	3	3	0
	Receive	KCBT Wheat March Futures	4.338	Maturity	02/21/2020	5,000	0	2	2	0
	Receive	KCBT Wheat March Futures	4.420	Maturity	02/21/2020	5,000	0	2	2	0
	Receive	LLSDUB CAL20	0.200	Maturity	12/31/2020	1,200	0	1	1	0
	Pay	MEHDUB 1H20	1.210	Maturity	06/30/2020	1,200	0	2	2	0

MAC	Receive	EBOBFUEL CAL20	22.100	Maturity	12/31/2020	1,200	0	11	11	0
	Receive	EURMARGIN CAL20	8.500	Maturity	12/31/2020	6,000	0	(1)	0	(1)
	Receive	EURMARGIN CAL20	8.950	Maturity	12/31/2020	2,400	0	(2)	0	(2)
	Receive	EUROBOBCO CAL21	4.950	Maturity	12/31/2021	2,400	1	2	3	0
	Receive	KCBT Wheat March Futures	4.290	Maturity	02/21/2020	10,000	0	6	6	0

MYC	Receive	EBOBFUEL CAL20	21.500	Maturity	12/31/2020	1,320	0	13	13	0
	Pay	EURMARGIN 1Q20	7.480	Maturity	03/31/2020	900	0	1	1	0
	Receive	EURMARGIN CAL20	8.520	Maturity	12/31/2020	1,200	0	0	0	0
	Receive	EURMARGIN CAL20	8.580	Maturity	12/31/2020	16,800	0	(5)	0	(5)
	Receive	EURMARGIN CAL20	8.860	Maturity	12/31/2020	2,400	0	(1)	0	(1)
	Receive	EURMARGIN CAL20	9.970	Maturity	12/31/2020	1,200	0	(2)	0	(2)
	Receive	EUROBOBCO CAL21	5.600	Maturity	12/31/2021	2,400	0	1	1	0
	Pay	MEHDUB 1H20	0.900	Maturity	06/30/2020	600	0	1	1	0

							$(2)	$59	$131	$(74)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(4)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(6)	Notional Amount(7)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
									Asset	Liability
BRC	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	0.559%	$1,150	$11	$(31)	$0	$(20)

GST	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.559	200	2	(6)	0	(4)

HUS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.559	950	8	(24)	0	(16)

							$21	$(61)	$0	$(40)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(5)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(6)	Notional Amount(7)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	03/20/2020	0.275%	$800	$2	$(1)	$1	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(5)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(7)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
								Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$800	$(42)	$53	$11	$0

GST	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	300	(17)	21	4	0

SAL	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	400	(1)	1	0	0

						$(60)	$75	$15	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	1-Year ILS-TELBOR	0.374%	Annual	06/20/2020		ILS	2,690	$0	$(2)	$0	$(2)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028			580	0	18	18	0

DUB	Pay	CPURNSA	2.500	Maturity	07/15/2022	$		1,200	11	(135)	0	(124)
	Pay	CPURNSA	2.560	Maturity	05/08/2023			13,100	0	(1,420)	0	(1,420)

GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020		ILS	4,990	0	(3)	0	(3)
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020			3,110	0	(2)	0	(2)
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			2,080	0	(2)	0	(2)
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028			1,050	0	35	35	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028			650	0	20	20	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			440	0	15	15	0

HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			1,640	0	(1)	0	(1)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			350	0	12	12	0

JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020			2,570	0	(3)	0	(3)
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028			550	0	19	19	0

									$11	$(1,449)	$119	$(1,557)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMF1TC Index(12)	83,211	1.660% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	$5,776	$0	$49	$49	$0
	Receive	BCOMTR Index	57,881	1.640% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	9,864	0	85	85	0
	Receive	BCOMTR1 Index	32,577	1.660% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	2,047	0	18	18	0

CBK	Receive	BCOMF1TC Index	421	1.660% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	33	0	0	0	0
	Receive	BCOMTR Index	247,029	1.640% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	42,097	0	362	362	0
	Receive	CIXBSTR3 Index	105,682	1.670% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	19,464	0	167	167	0

CIB	Receive	BCOMTR Index	5,671	1.640% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	966	0	8	8	0
	Receive	PIMCODB Index	24,083	0.000%	Monthly	02/14/2020	2,453	0	19	19	0

FBF	Receive	BCOMTR Index	125,200	1.620% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	21,336	0	183	183	0

GST	Receive	BCOMF1TC Index(13)	109,156	1.660% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	28,071	0	240	240	0
	Receive	BCOMTR Index	56,177	1.650% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	9,573	31	51	82	0
	Receive	CMDSKEWLS Index(14)	19,931	0.250%	Monthly	02/14/2020	4,081	0	(15)	0	(15)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	BCOMF1TC Index	1,416	1.670% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	$191	$0	$2	$2	$0
	Receive	BCOMTR Index	29,084	1.650% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	4,956	0	43	43	0
	Receive	JMABCT3E Index	29,759	0.150%	Monthly	02/14/2020	3,421	0	(1)	0	(1)
	Receive	JMABDEWE Index(15)	7,073	0.300%	Monthly	02/14/2020	8,241	0	170	170	0
	Receive	JMABNIC2 Index(16)	18,470	0.170%	Monthly	02/14/2020	7,930	0	110	110	0
	Receive	JMABFNJ2 Index(17) «	167,466	0.000%	Monthly	12/31/2020	15,947	0	0	0	0

MAC	Receive	BCOMTR1 Index(18)	131,416	1.650% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	10,768	0	92	92	0
	Receive	BCOMTR2 Index(19)	147,836	1.650% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	13,299	0	114	114	0
	Receive	PIMCODB Index	24,068	0.000%	Monthly	02/14/2020	2,446	0	19	19	0

MEI	Receive	BCOMTR2 Index(20)	292,026	1.640% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	36,999	0	319	319	0

MYC	Receive	BCOMTR Index	395,774	1.630% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	67,446	0	580	580	0
	Receive	BCOMTR1 Index(21)	91,046	1.670% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	43,946	0	377	377	0

RBC	Receive	RBCAEC0T Index	50,266	1.620% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	2,920	0	24	24	0

SOG	Receive	BCOMTR Index	2,272	1.650% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	387	0	3	3	0

								$31	$3,019	$3,066	$(16)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Pay	GOLDLNPM Index(10)	7.023%	Maturity	07/29/2020	$943	$0	$50	$50	$0
	Pay	GOLDLNPM Index(10)	7.840	Maturity	09/09/2020	179	0	11	11	0

JPM	Receive	GOLDLNPM Index(10)	3.861	Maturity	07/29/2020	865	0	(23)	0	(23)
	Receive	GOLDLNPM Index(10)	3.976	Maturity	07/29/2020	78	0	(2)	0	(2)
	Receive	GOLDLNPM Index(10)	4.268	Maturity	09/09/2020	179	0	(5)	0	(5)

MYC	Pay	GOLDLNPM Index(10)	1.960	Maturity	05/12/2020	178	0	1	1	0
	Receive	SLVRLND Index(10)	4.580	Maturity	05/12/2020	117	0	(1)	0	(1)

SOG	Pay	GOLDLNPM Index(10)	1.782	Maturity	06/08/2020	150	0	1	1	0
	Receive	SLVRLND Index(10)	4.410	Maturity	06/08/2020	95	0	(1)	0	(1)

							$0	$31	$63	$(32)

Total Swap Agreements							$3	$1,673	$3,395	$(1,719)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(11)
BOA	$70	$0	$0	$70	$(98)	$(5)	$0	$(103)	$(33)	$0	$(33)
BPS	0	0	169	169	(276)	(17)	0	(293)	(124)	(260)	(384)
BRC	16	0	18	34	(135)	(2)	(22)	(159)	(125)	0	(125)
BSH	12	0	0	12	(13)	0	0	(13)	(1)	0	(1)
CBK	33	4	543	580	(143)	(5)	(1)	(149)	431	(840)	(409)
CIB	0	0	27	27	0	0	0	0	27	0	27
DBL	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
DUB	46	4	11	61	(27)	(8)	(1,544)	(1,579)	(1,518)	1,665	147
FBF	35	0	183	218	0	0	0	0	218	(290)	(72)
GLM	43	0	70	113	(11)	(2)	(7)	(20)	93	0	93
GST	0	0	426	426	0	(2)	(62)	(64)	362	(580)	(218)
HUS	108	0	13	121	(41)	0	(17)	(58)	63	0	63
JPM	23	37	369	429	(16)	(44)	(53)	(113)	316	(420)	(104)
MAC	0	0	245	245	0	0	(3)	(3)	242	(410)	(168)
MEI	0	0	319	319	0	(1)	0	(1)	318	(500)	(182)
MYC	0	0	974	974	0	0	(9)	(9)	965	(5,135)	(4,170)
RBC	0	0	24	24	0	0	0	0	24	0	24
RYL	25	0	0	25	(26)	0	0	(26)	(1)	0	(1)
SCX	8	0	0	8	0	0	0	0	8	0	8
SOG	0	0	4	4	0	0	(1)	(1)	3	0	3
SSB	7	0	0	7	(7)	0	0	(7)	0	0	0
TOR	0	0	0	0	(20)	0	0	(20)	(20)	0	(20)
UAG	0	0	0	0	(91)	0	0	(91)	(91)	0	(91)

Total Over the Counter	$426	$45	$3,395	$3,866	$(904)	$(88)	$(1,719)	$(2,711)

(l)

Securities with an aggregate market value of $1,795 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(4)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(6)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(8)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(9)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(10)	Variance Swap
(11)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

(12)	The following table represents the individual positions within the total return swap as of December 31, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum March 2022 Futures	3.9%	$227
Arabica Coffee March 2020 Futures	2.9	168
Brent Crude March 2020 Futures	7.8	453
Copper March 2020 Futures	7.2	416
Corn March 2020 Futures	5.5	320
Cotton No. 02 March 2020 Futures	1.2	72
Gas Oil March 2020 Futures	2.7	158
Gold 100 oz. February 2020 Futures	13.4	775
Hard Red Winter Wheat March 2020 Futures	1.2	67
Lean Hogs February 2020 Futures	2.0	114
Live Cattle February 2020 Futures	3.9	224
New York Harbor ULSD March 2020 Futures	2.3	132
Nickel March 2020 Futures	3.2	183
NYMEX — Natural Gas March 2022 Futures	5.8	336
RBOB Gasoline March 2020 Futures	2.7	155
Silver March 2020 Futures	4.1	237
Soybean Meal March 2020 Futures	3.0	174
Soybean Oil March 2020 Futures	3.5	203
Soybeans March 2020 Futures	5.8	334
Sugar No. 11 March 2020 Futures	3.1	179
Wheat March 2020 Futures	3.2	182
WTI Crude March 2020 Futures	8.9	511
Zinc March 2020 Futures	2.7	156

Total Long Futures Contracts		$5,776

Total Notional Amount		$5,776

(13)	The following table represents the individual positions within the total return swap as of December 31, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum March 2022 Futures	3.9%	$1,103
Arabica Coffee March 2020 Futures	2.9	815
Brent Crude March 2020 Futures	7.8	2,202
Copper March 2020 Futures	7.2	2,022
Corn March 2020 Futures	5.5	1,557
Cotton No. 02 March 2020 Futures	1.3	351
Gas Oil March 2020 Futures	2.7	769
Gold 100 oz. February 2020 Futures	13.4	3,766
Hard Red Winter Wheat March 2020 Futures	1.2	326
Lean Hogs February 2020 Futures	2.0	556
Live Cattle February 2020 Futures	3.9	1,089
New York Harbor ULSD March 2020 Futures	2.3	640
Nickel March 2020 Futures	3.2	889
NYMEX — Natural Gas March 2022 Futures	5.8	1,631
RBOB Gasoline March 2020 Futures	2.7	752
Silver March 2020 Futures	4.1	1,152
Soybean Meal March 2020 Futures	3.0	848
Soybean Oil March 2020 Futures	3.5	986
Soybeans March 2020 Futures	5.8	1,622
Sugar No. 11 March 2020 Futures	3.1	870
Wheat March 2020 Futures	3.1	884
WTI Crude March 2020 Futures	8.9	2,483
Zinc March 2020 Futures	2.7	758

Total Long Futures Contracts		$28,071

Total Notional Amount		$28,071

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(14)	The following table represents the individual positions within the total return swap as of December 31, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Brent Crude March 2020 Futures	5.9%	$241	Arabica Coffee March 2020 Futures	1.3%	$54
Gas Oil February 2020 Futures	0.8	31	Copper March 2020 Futures	5.0	203
Gold 100 oz. February 2020 Futures	3.9	158	Corn March 2020 Futures	7.5	307
New York Harbor ULSD February 2020 Futures	5.6	229	Cotton No. 02 March 2020 Futures	0.6	23
NYMEX — Natural Gas February 2022 Futures	5.7	234	Hard Red Winter Wheat March 2020 Futures	0.5	22
RBOB Gasoline February 2020 Futures	2.0	80	Soybean Meal March 2020 Futures	1.4	56
Silver March 2020 Futures	2.1	85	Soybean Oil March 2020 Futures	1.6	66
WTI Crude February 2023 Futures	7.4	304	Soybeans March 2020 Futures	7.7	314
			Sugar No. 11 March 2020 Futures	6.4	261
			Wheat March 2020 Futures	1.4	59

Total Long Futures Contracts		$1,362	Total Short Futures Contracts		$1,365

Cash	33.2%	$1,354

		$2,716

Total Notional Amount					$4,081

(15)	The following table represents the individual positions within the total return swap as of December 31, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Brent Crude March 2020 Futures	10.2%	$844	Aluminum February 2022 Futures	2.3%	$191
LME — Copper February 2022 Futures	2.3	192	Arabica Coffee March 2020 Futures	1.2	99
Nickel February 2020 Futures	2.3	189	Cocoa March 2020 Futures	1.3	104
RBOB Gasoline February 2020 Futures	4.4	365	Corn March 2020 Futures	5.9	482
Soybean Meal March 2020 Futures	5.9	486	ICE — Natural Gas February 2020 Futures	2.1	172
Soybeans March 2020 Futures	8.1	667	Lean Hogs February 2020 Futures	1.2	101
			New York Harbor ULSD February 2020 Futures	8.9	737
			NYMEX — Natural Gas February 2022 Futures	2.2	179
			Wheat March 2020 Futures	5.9	485
			Zinc February 2020 Futures	2.3	190

Total Long Futures Contracts		$2,743	Total Short Futures Contracts		$2,740

Cash	33.5%	$2,758

		$5,501

Total Notional Amount					$8,241

(16)	The following table represents the individual positions within the total return swap as of December 31, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Brent Crude May 2020 Futures	14.2%	$1,122
Copper May 2020 Futures	9.1	724
Gas Oil May 2020 Futures	5.7	453
Gold 100 oz. April 2020 Futures	14.7	1,163
Lean Hogs April 2020 Futures	1.1	85
Live Cattle April 2020 Futures	2.1	169
New York Harbor ULSD May 2020 Futures	5.7	452
Nickel May 2020 Futures	9.3	736
RBOB Gasoline May 2020 Futures	7.9	630
Silver May 2020 Futures	4.5	355
Soybean Meal May 2020 Futures	6.9	550
Soybeans May 2020 Futures	16.8	1,330
Sugar No. 11 May 2020 Futures	2.0	161

Total Long Futures Contracts		$7,930

Total Notional Amount		$7,930

(17)	The following table represents the individual positions within the total return swap as of December 31, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Cocoa May 2020 Futures	2.3%	$371	Aluminum May 2022 Futures	3.3%	$524
Copper May 2020 Futures	2.2	351	Arabica Coffee May 2020 Futures	1.7	276
Gas Oil May 2020 Futures	2.3	372	Corn May 2020 Futures	2.4	385
Lead May 2020 Futures	1.7	277	Cotton No. 02 May 2020 Futures	2.5	404
New York Harbor ULSD May 2020 Futures	2.3	369	Gold 100 oz. February 2020 Futures	3.9	626
Nickel May 2020 Futures	1.0	139	Soybeans May 2020 Futures	3.2	505
RBOB Gasoline May 2020 Futures	2.1	332	Sugar No. 11 May 2020 Futures	2.3	372
WTI Crude May 2020 Futures	2.0	312	Wheat May 2020 Futures	2.2	356
Zinc May 2020 Futures	2.4	377

Total Long Futures Contracts		$2,900	Total Short Futures Contracts		$3,448

Cash	60.2%	$9,599

		$12,499

Total Notional Amount					$15,947

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

(18)	The following table represents the individual positions within the total return swap as of December 31, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum March 2022 Futures	3.9%	$423
Arabica Coffee March 2020 Futures	2.9	313
Brent Crude March 2020 Futures	7.8	845
Copper March 2020 Futures	7.2	776
Corn March 2020 Futures	5.5	597
Cotton No. 02 March 2020 Futures	1.3	135
Gas Oil March 2020 Futures	2.7	295
Gold 100 oz. February 2020 Futures	13.4	1,444
Hard Red Winter Wheat March 2020 Futures	1.2	125
Lean Hogs February 2020 Futures	2.0	213
Live Cattle February 2020 Futures	3.9	418
New York Harbor ULSD March 2020 Futures	2.3	246
Nickel March 2020 Futures	3.2	341
NYMEX — Natural Gas March 2022 Futures	5.8	626
RBOB Gasoline March 2020 Futures	2.7	288
Silver March 2020 Futures	4.1	442
Soybean Meal March 2020 Futures	3.0	325
Soybean Oil March 2020 Futures	3.5	378
Soybeans March 2020 Futures	5.8	622
Sugar No. 11 March 2020 Futures	3.1	334
Wheat March 2020 Futures	3.2	339
WTI Crude March 2020 Futures	8.8	952
Zinc March 2020 Futures	2.7	291

Total Long Futures Contracts		$10,768

Total Notional Amount		$10,768

(19)	The following table represents the individual positions within the total return swap as of December 31, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum March 2022 Futures	3.9%	$523
Arabica Coffee March 2020 Futures	2.9	386
Brent Crude March 2020 Futures	7.8	1,043
Copper March 2020 Futures	7.2	958
Corn March 2020 Futures	5.5	738
Cotton No. 02 March 2020 Futures	1.2	166
Gas Oil March 2020 Futures	2.7	364
Gold 100 oz. February 2020 Futures	13.4	1,784
Hard Red Winter Wheat March 2020 Futures	1.2	154
Lean Hogs February 2020 Futures	2.0	263
Live Cattle February 2020 Futures	3.9	516
New York Harbor ULSD March 2020 Futures	2.3	303
Nickel March 2020 Futures	3.2	421
NYMEX — Natural Gas March 2022 Futures	5.8	773
RBOB Gasoline March 2020 Futures	2.7	356
Silver March 2020 Futures	4.1	546
Soybean Meal March 2020 Futures	3.0	402
Soybean Oil March 2020 Futures	3.5	467
Soybeans March 2020 Futures	5.8	769
Sugar No. 11 March 2020 Futures	3.1	412
Wheat March 2020 Futures	3.2	419
WTI Crude March 2020 Futures	8.9	1,177
Zinc March 2020 Futures	2.7	359

Total Long Futures Contracts		$13,299

Total Notional Amount		$13,299

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(20)	The following table represents the individual positions within the total return swap as of December 31, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum March 2022 Futures	3.9%	$1,454
Arabica Coffee March 2020 Futures	2.9	1,074
Brent Crude March 2020 Futures	7.8	2,902
Copper March 2020 Futures	7.2	2,665
Corn March 2020 Futures	5.6	2,052
Cotton No. 02 March 2020 Futures	1.2	462
Gas Oil March 2020 Futures	2.7	1,013
Gold 100 oz. February 2020 Futures	13.4	4,963
Hard Red Winter Wheat March 2020 Futures	1.2	429
Lean Hogs February 2020 Futures	2.0	733
Live Cattle February 2020 Futures	3.9	1,436
New York Harbor ULSD March 2020 Futures	2.3	844
Nickel March 2020 Futures	3.2	1,171
NYMEX — Natural Gas March 2022 Futures	5.8	2,150
RBOB Gasoline March 2020 Futures	2.7	991
Silver March 2020 Futures	4.1	1,518
Soybean Meal March 2020 Futures	3.0	1,118
Soybean Oil March 2020 Futures	3.5	1,300
Soybeans March 2020 Futures	5.8	2,139
Sugar No. 11 March 2020 Futures	3.1	1,147
Wheat March 2020 Futures	3.2	1,166
WTI Crude March 2020 Futures	8.8	3,273
Zinc March 2020 Futures	2.7	999

Total Long Futures Contracts		$36,999

Total Notional Amount		$36,999

(21)	The following table represents the individual positions within the total return swap as of December 31, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum March 2022 Futures	3.9%	$1,727
Arabica Coffee March 2020 Futures	2.9	1,276
Brent Crude March 2020 Futures	7.8	3,447
Copper March 2020 Futures	7.2	3,166
Corn March 2020 Futures	5.5	2,437
Cotton No. 02 March 2020 Futures	1.2	549
Gas Oil March 2020 Futures	2.7	1,204
Gold 100 oz. February 2020 Futures	13.4	5,895
Hard Red Winter Wheat March 2020 Futures	1.2	510
Lean Hogs February 2020 Futures	2.0	870
Live Cattle February 2020 Futures	3.9	1,705
New York Harbor ULSD March 2020 Futures	2.3	1,003
Nickel March 2020 Futures	3.2	1,391
NYMEX - Natural Gas March 2022 Futures	5.8	2,553
RBOB Gasoline March 2020 Futures	2.7	1,177
Silver March 2020 Futures	4.1	1,803
Soybean Meal March 2020 Futures	3.0	1,328
Soybean Oil March 2020 Futures	3.5	1,544
Soybeans March 2020 Futures	5.8	2,540
Sugar No. 11 March 2020 Futures	3.1	1,362
Wheat March 2020 Futures	3.3	1,385
WTI Crude March 2020 Futures	8.8	3,887
Zinc March 2020 Futures	2.7	1,187

Total Long Futures Contracts		$43,946

Total Notional Amount		$43,946

34	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$186	$0	$0	$0	$1	$187
Futures	283	0	0	0	307	590
Swap Agreements	0	5	0	0	231	236

	$469	$5	$0	$0	$539	$1,013

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$426	$0	$426
Purchased Options	0	0	0	0	45	45
Swap Agreements	3,260	16	0	0	119	3,395

	$3,260	$16	$0	$426	$164	$3,866

	$3,729	$21	$0	$426	$703	$4,879

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$157	$0	$0	$0	$0	$157
Futures	198	0	0	0	326	524
Swap Agreements	0	0	0	0	121	121

	$355	$0	$0	$0	$447	$802

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$904	$0	$904
Written Options	19	11	0	0	58	88
Swap Agreements	122	40	0	0	1,557	1,719

	$141	$51	$0	$904	$1,615	$2,711

	$496	$51	$0	$904	$2,062	$3,513

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(21)	$0	$0	$0	$(18)	$(39)
Written Options	238	0	0	0	29	267
Futures	(684)	0	0	0	(3,738)	(4,422)
Swap Agreements	0	(292)	0	0	(2,708)	(3,000)

	$(467)	$(292)	$0	$0	$(6,435)	$(7,194)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,368	$0	$2,368
Purchased Options	0	(8)	0	(1)	1,162	1,153
Written Options	2	68	0	8	(852)	(774)
Swap Agreements	1,973	9	0	0	13	1,995

	$1,975	$69	$0	$2,375	$323	$4,742

	$1,508	$(223)	$0	$2,375	$(6,112)	$(2,452)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(114)	$0	$0	$0	$(4)	$(118)
Written Options	(73)	0	0	0	15	(58)
Futures	(172)	0	0	0	1,390	1,218
Swap Agreements	0	(587)	0	0	1,321	734

	$(359)	$(587)	$0	$0	$2,722	$1,776

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,169)	$0	$(1,169)
Purchased Options	0	2	0	0	(256)	(254)
Written Options	28	12	0	(7)	258	291
Swap Agreements	18,050	(70)	0	0	64	18,044

	$18,078	$(56)	$0	$(1,176)	$66	$16,912

	$17,719	$(643)	$0	$(1,176)	$2,788	$18,688

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	35

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

December 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$13,735	$0	$13,735
Industrials	0	12,471	0	12,471
Utilities	0	4,945	0	4,945
U.S. Government Agencies	0	57,736	0	57,736
U.S. Treasury Obligations	0	328,550	0	328,550
Non-Agency Mortgage-Backed Securities	0	12,081	0	12,081
Asset-Backed Securities	0	26,605	0	26,605
Sovereign Issues	0	23,738	0	23,738
Preferred Securities
Banking & Finance	0	708	0	708
Short-Term Instruments
Repurchase Agreements	0	52,985	0	52,985
Argentina Treasury Bills	0	19	21	40
U.S. Treasury Bills	0	1,234	0	1,234

	$0	$534,807	$21	$534,828

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,714	$0	$0	$6,714

Total Investments	$6,714	$534,807	$21	$541,542

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$771	$237	$0	$1,008
Over the counter	0	3,866	0	3,866

	$771	$4,103	$0	$4,874

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(681)	(121)	0	(802)
Over the counter	0	(2,692)	(19)	(2,711)

	$(681)	$(2,813)	$(19)	$(3,513)

Total Financial Derivative Instruments	$90	$1,290	$(19)	$1,361

Totals	$6,804	$536,097	$2	$542,903

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

36	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2019

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated

Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a

ANNUAL REPORT	DECEMBER 31, 2019	37

Notes to Financial Statements (Cont.)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official

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closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The

Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances

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Notes to Financial Statements (Cont.)

where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.
∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted

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prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices,

indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management

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Notes to Financial Statements (Cont.)

activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$4,763	$110,349	$(108,400)	$2	$0	$6,714	$50	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Bank Obligations  in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolio deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance

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policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

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Notes to Financial Statements (Cont.)

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation

(collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for

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investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of

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Notes to Financial Statements (Cont.)

the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the

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swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

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Notes to Financial Statements (Cont.)

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of

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default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater

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Notes to Financial Statements (Cont.)

than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Portfolio may experience substantial losses. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Model Risk  is the risk that the Portfolio’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Portfolio.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall

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market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the CRRS Subsidiary, the Portfolio is indirectly exposed to the risks associated with the CRRS Subsidiary’s investments. The CRRS Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the CRRS Subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

ANNUAL REPORT	DECEMBER 31, 2019	51

Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the

Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

52	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.49%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2019, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Portfolio I, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity

ANNUAL REPORT	DECEMBER 31, 2019	53

Notes to Financial Statements (Cont.)

Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Portfolio’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid by the Commodity Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2019, the amount was $362,024. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$0	$2,672

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$1,027,413	$1,087,081	$53,228	$52,681

†	A zero balance may reflect actual amounts rounding to less than one thousand.

54	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	93	$587	225	$1,554

Class M	12	76	9	57

Administrative Class	5,492	34,815	8,319	58,104

Advisor Class	1,503	9,639	2,507	17,775
Issued as reinvestment of distributions

Institutional Class	23	141	10	67

Class M	3	19	1	9

Administrative Class	1,584	9,891	780	5,381

Advisor Class	743	4,700	343	2,395
Cost of shares redeemed

Institutional Class	(163)	(1,028)	(139)	(953)

Class M	(14)	(90)	(8)	(53)

Administrative Class	(8,446)	(53,437)	(9,871)	(68,306)

Advisor Class	(2,173)	(13,896)	(3,086)	(21,671)

Net increase (decrease) resulting from Portfolio share transactions	(1,343)	$(8,583)	(910)	$(5,641)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 32% of the Portfolio. One of the shareholders is a related party and comprises 12% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on July 21, 2006, as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary on August 1, 2006, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity

Subsidiary as of period end represented 17.5% of the Portfolio’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

ANNUAL REPORT	DECEMBER 31, 2019	55

Notes to Financial Statements (Cont.)

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Portfolio may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Portfolio is treated as qualifying dividends; and (iii) that income inclusion by the Portfolio of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO CommodityRealReturn® Strategy Portfolio	$18,447	$0	$80	$0	$(40,129)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.

56	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommodityRealReturn® Strategy Portfolio	$13,121	$27,008

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO CommodityRealReturn® Strategy Portfolio	$543,265	$10,240	$(10,148)	$92

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO CommodityRealReturn® Strategy Portfolio	$14,751	$0	$0	$7,852	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2019	57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO CommodityRealReturn® Strategy Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO CommodityRealReturn® Strategy Portfolio and its subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related consolidated statements of operations and cash flows for the year ended December 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights (consolidated) for each of the five years in the period ended December 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

58	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FBF	Credit Suisse International	RYL	NatWest Markets Plc

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris

BSH	Banco Santander S.A. - New York Branch	JLN	JP Morgan Chase Bank N.A. London	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TDL	Toronto Dominion Bank London

CIB	Canadian Imperial Bank of Commerce	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

DBL	Deutsche Bank AG London	MSC	Morgan Stanley & Co. LLC.	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC

FAR	Wells Fargo Bank National Association	RBC	Royal Bank of Canada

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	IDR	Indonesian Rupiah	PEN	Peruvian New Sol

BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble

CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar

COP	Colombian Peso	KRW	South Korean Won	TWD	Taiwanese Dollar

EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade	OTC	Over the Counter

ICE	IntercontinentalExchange®	NYMEX	New York Mercantile Exchange

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	JMABNIC	J.P. Morgan Nic Custom Index

BADLARPP	Argentina Badlar Floating Rate Notes	EBOBFUEL	Argus Eurobob Oxy Gasoline	LLSDUB	Light Louisiana Sweet Crude Oil vs. Calendar Dubai

BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	EURMARGIN	European Refined Margin	MEHDUB	Magellan East Houston WTI Crude Oil vs. Dubai Crude Oil

BCOMTR	Bloomberg Commodity Index Total Return	EUROBOBCO	Margin Eurobob Gasoline vs. Brent	MEHMID	Magellan East Houston WTI Crude Oil vs. WTI Midland Crude Oil

BRENT	Brent Crude	FRCPXTOB	France Consumer Price ex-Tobacco Index	PIMCODB	PIMCO Custom Commodity Basket

CDX.HY	Credit Derivatives Index - High Yield	GOLDLNPM	London Gold Market Fixing Ltd. PM	PLATGOLD	Platinum-Gold Spread

CIXBSTR3	Custom Commodity Index	ISDA	International Swaps and Derivatives Association, Inc.	RBCAEC0T	Custom Commodity Forward Index

CMBX	Commercial Mortgage-Backed Index	JMABCT3E	J.P. Morgan Custom Commodity Index	SLVRLND	London Silver Market Fixing Ltd.

CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	JMABDEWE	J.P. Morgan Custom Commodity Index	UKRPI	United Kingdom Retail Prices Index

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	JMABFNJ2	J.P. Morgan Custom Commodity Index	US0003M	3 Month USD Swap Rate

CPTFEMU	Eurozone HICP ex-Tobacco Index

Other Abbreviations:

BBR	Bank Bill Rate	NCUA	National Credit Union Administration	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali	OAT	Obligations Assimilables du Trésor	TELBOR	Tel Aviv Inter-Bank Offered Rate

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	WTI	West Texas Intermediate

DAC	Designated Activity Company	oz.	Ounce	YOY	Year-Over-Year

LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending

ANNUAL REPORT	DECEMBER 31, 2019	59

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO CommodityRealReturn® Strategy Portfolio	0.00%	0.00%	$1,651	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

60	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2019	61

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

62	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2019	63

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

64	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

ANNUAL REPORT	DECEMBER 31, 2019	65

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

66	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

ANNUAL REPORT	DECEMBER 31, 2019	67

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

68	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2019	69

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT03AR_123119

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO Dynamic Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO Dynamic Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Dynamic Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform

4	PIMCO VARIABLE INSURANCE TRUST

mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio's diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Dynamic Bond Portfolio	05/02/11	04/30/12	10/31/14	05/02/11	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the PIMCO Dynamic Bond Portfolio (Cont.)

Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Dynamic Bond Portfolio

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2019†§

U.S. Treasury Obligations	28.3%

U.S. Government Agencies	27.1%

Corporate Bonds & Notes	17.4%

Asset-Backed Securities	16.8%

Non-Agency Mortgage-Backed Securities	5.0%

Sovereign Issues	3.6%

Short-Term Instruments‡	0.6%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Years	Inception≈
PIMCO Dynamic Bond Portfolio Institutional Class	5.09%	2.92%	2.91%
PIMCO Dynamic Bond Portfolio Class M	4.62%	2.46%	2.35%
PIMCO Dynamic Bond Portfolio Administrative Class	4.93%	2.77%	2.56%
PIMCO Dynamic Bond Portfolio Advisor Class	4.83%	2.67%	1.97%
3 Month USD LIBOR Index±	2.49%	1.37%	0.92%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 05/02/2011.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 1.00% for Institutional Class shares, 1.45% for Class M shares, 1.15% for Administrative Class shares, and 1.25% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Dynamic Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the U.S. cash rate contributed to performance as 3-month LIBOR was positive over the reporting period.

»	Long positions in U.S. nominal rates, primarily at the 5 and 7-year portions of the curve, contributed to performance as yields decreased.

»

Long exposure to investment grade corporate credit contributed to performance. The Bloomberg Barclays U.S. Corporate Bond Index, which measures the investment grade, fixed-rate, taxable corporate bond market, posted positive returns.

»	Long exposure to non-agency mortgages contributed to performance. The BAML Fixed Rate Home Equity Index, which generally tracks the price performance of non-agency mortgages, increased.

»	Short exposure to Italian rates, U.K rates and Japanese rates detracted from performance as Italian rates, U.K. rates and Japanese rates decreased over the reporting period.

ANNUAL REPORT	DECEMBER 31, 2019	7

Expense Example PIMCO Dynamic Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,010.50	$4.74	$1,000.00	$1,020.63	$4.76	0.93%
Class M	1,000.00	1,008.20	7.02	1,000.00	1,018.35	7.06	1.38
Administrative Class	1,000.00	1,009.70	5.50	1,000.00	1,019.87	5.53	1.08
Advisor Class	1,000.00	1,009.20	6.01	1,000.00	1,019.36	6.04	1.18

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	DECEMBER 31, 2019	9

Financial Highlights PIMCO Dynamic Bond Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2019	$10.35	$0.35	$0.17	$0.52	$(0.48)	$0.00	$(0.48)

12/31/2018	10.54	0.33	(0.21)	0.12	(0.31)	0.00	(0.31)

12/31/2017	10.21	0.28	0.24	0.52	(0.19)	0.00	(0.19)

12/31/2016	9.92	0.30	0.18	0.48	(0.19)	0.00	(0.19)

12/31/2015	10.45	0.29	(0.45)	(0.16)	(0.37)	0.00	(0.37)
Class M

12/31/2019	10.35	0.30	0.17	0.47	(0.43)	0.00	(0.43)

12/31/2018	10.54	0.29	(0.21)	0.08	(0.27)	0.00	(0.27)

12/31/2017	10.21	0.22	0.26	0.48	(0.15)	0.00	(0.15)

12/31/2016	9.92	0.25	0.18	0.43	(0.14)	0.00	(0.14)

12/31/2015	10.45	0.25	(0.46)	(0.21)	(0.32)	0.00	(0.32)
Administrative Class

12/31/2019	10.35	0.33	0.17	0.50	(0.46)	0.00	(0.46)

12/31/2018	10.54	0.32	(0.21)	0.11	(0.30)	0.00	(0.30)

12/31/2017	10.21	0.25	0.26	0.51	(0.18)	0.00	(0.18)

12/31/2016	9.92	0.29	0.17	0.46	(0.17)	0.00	(0.17)

12/31/2015	10.45	0.26	(0.44)	(0.18)	(0.35)	0.00	(0.35)
Advisor Class

12/31/2019	10.35	0.32	0.17	0.49	(0.45)	0.00	(0.45)

12/31/2018	10.54	0.31	(0.21)	0.10	(0.29)	0.00	(0.29)

12/31/2017	10.21	0.24	0.26	0.50	(0.17)	0.00	(0.17)

12/31/2016	9.92	0.27	0.18	0.45	(0.16)	0.00	(0.16)

12/31/2015	10.45	0.26	(0.45)	(0.19)	(0.34)	0.00	(0.34)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.39	5.09%	$24,788	1.00%		1.00%		0.85%		0.85%		3.35%	266%

10.35	1.18	24,611	1.00		1.00		0.85		0.85		3.16	189

10.54	5.16	30,451	0.92	(d)	0.92	(d)	0.89	(d)	0.89	(d)	2.70	210

10.21	4.89	15,701	0.91		0.91		0.90		0.90		3.02	364

9.92	(1.53)	15,902	0.91		0.91		0.90		0.90		2.83	414

10.39	4.62	685	1.45		1.45		1.30		1.30		2.89	266

10.35	0.73	632	1.45		1.45		1.30		1.30		2.74	189

10.54	4.69	685	1.37	(d)	1.37	(d)	1.34	(d)	1.34	(d)	2.13	210

10.21	4.42	672	1.36		1.36		1.35		1.35		2.53	364

9.92	(1.96)	345	1.36		1.36		1.35		1.35		2.37	414

10.39	4.93	259,017	1.15		1.15		1.00		1.00		3.20	266

10.35	1.03	261,278	1.15		1.15		1.00		1.00		3.04	189

10.54	5.01	281,332	1.07	(d)	1.07	(d)	1.04	(d)	1.04	(d)	2.43	210

10.21	4.73	275,774	1.06		1.06		1.05		1.05		2.87	364

9.92	(1.68)	263,768	1.06		1.06		1.05		1.05		2.50	414

10.39	4.83	15,037	1.25		1.25		1.10		1.10		3.09	266

10.35	0.93	14,310	1.25		1.25		1.10		1.10		2.95	189

10.54	4.90	12,874	1.17	(d)	1.17	(d)	1.14	(d)	1.14	(d)	2.34	210

10.21	4.63	11,461	1.16		1.16		1.15		1.15		2.76	364

9.92	(1.78)	9,126	1.16		1.16		1.15		1.15		2.47	414

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Statement of Assets and Liabilities PIMCO Dynamic Bond Portfolio

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$396,681
Investments in Affiliates	1,711

Financial Derivative Instruments
Exchange-traded or centrally cleared	380
Over the counter	558
Cash	32
Deposits with counterparty	1,936
Foreign currency, at value	1,063
Receivable for investments sold	82
Receivable for TBA investments sold	85,776
Receivable for Portfolio shares sold	36
Interest and/or dividends receivable	1,752
Dividends receivable from Affiliates	1
Total Assets	490,008

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$5,667
Financial Derivative Instruments
Exchange-traded or centrally cleared	50
Over the counter	1,192
Payable for investments purchased	8
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	182,624
Payable for unfunded loan commitments	250
Deposits from counterparty	380
Payable for Portfolio shares redeemed	57
Accrued investment advisory fees	140
Accrued supervisory and administrative fees	76
Accrued distribution fees	3
Accrued servicing fees	33
Total Liabilities	190,481

Net Assets	$299,527

Net Assets Consist of:

Paid in capital	$289,558
Distributable earnings (accumulated loss)	9,969

Net Assets	$299,527

Net Assets:

Institutional Class	$24,788
Class M	685
Administrative Class	259,017
Advisor Class	15,037

Shares Issued and Outstanding:

Institutional Class	2,386
Class M	66
Administrative Class	24,932
Advisor Class	1,447

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.39
Class M	10.39
Administrative Class	10.39
Advisor Class	10.39

Cost of investments in securities	$386,657
Cost of investments in Affiliates	$1,710
Cost of foreign currency held	$1,052
Cost or premiums of financial derivative instruments, net	$1,412

* Includes repurchase agreements of:	$499

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Dynamic Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Interest	$13,000
Dividends	30
Dividends from Investments in Affiliates	187
Total Income	13,217

Expenses:

Investment advisory fees	1,673
Supervisory and administrative fees	913
Distribution and/or servicing fees - Class M	3
Servicing fees - Administrative Class	396
Distribution and/or servicing fees - Advisor Class	36
Trustee fees	7
Interest expense	447
Total Expenses	3,475

Net Investment Income (Loss)	9,742

Net Realized Gain (Loss):

Investments in securities	1,136
Investments in Affiliates	7
Exchange-traded or centrally cleared financial derivative instruments	(6,606)
Over the counter financial derivative instruments	2,831
Foreign currency	(581)

Net Realized Gain (Loss)	(3,213)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	9,067
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(698)
Over the counter financial derivative instruments	(309)
Foreign currency assets and liabilities	(19)

Net Change in Unrealized Appreciation (Depreciation)	8,040

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,569

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Statements of Changes in Net Assets PIMCO Dynamic Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$9,742	$9,584
Net realized gain (loss)	(3,213)	4,796
Net change in unrealized appreciation (depreciation)	8,040	(10,990)

Net Increase (Decrease) in Net Assets Resulting from Operations	14,569	3,390

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,150)	(750)
Class M	(26)	(18)
Administrative Class	(11,728)	(7,796)
Advisor Class	(613)	(375)

Total Distributions(a)	(13,517)	(8,939)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(2,356)	(18,962)

Total Increase (Decrease) in Net Assets	(1,304)	(24,511)

Net Assets:

Beginning of year	300,831	325,342
End of year	$299,527	$300,831

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Dynamic Bond Portfolio

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 132.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

Caesars Resort Collection LLC
4.549% (LIBOR03M + 2.750%) due 12/23/2024 ~		$294	$295

Charter Communications Operating LLC
3.550% (LIBOR03M + 1.750%) due 02/01/2027 ~		193	195

Dell International LLC
3.800% (LIBOR03M + 2.000%) due 09/19/2025 ~		192	193

PG&E Corp.
2.250% due 12/31/2020 «µ		250	251
3.970% (LIBOR03M + 2.250%) due 12/31/2020 «~		750	753

RegionalCare Hospital Partners Holdings, Inc.
6.299% (LIBOR03M + 4.500%) due 11/17/2025 ~		596	601

Total Loan Participations and Assignments (Cost $2,263)			2,288

CORPORATE BONDS & NOTES 23.2%

BANKING & FINANCE 14.1%

ABN AMRO Bank NV
4.750% due 07/28/2025		100	109

AerCap Ireland Capital DAC
3.950% due 02/01/2022		500	517

American International Group, Inc.
4.125% due 02/15/2024		300	322

Aviation Capital Group LLC
2.857% (US0003M + 0.950%) due 06/01/2021 ~		900	904

Bank of America Corp.
3.550% due 03/05/2024 •		1,400	1,454

Barclays Bank PLC
7.625% due 11/21/2022 (g)		400	450

Barclays PLC
4.375% due 01/12/2026		1,000	1,083

BNP Paribas S.A.
4.705% due 01/10/2025 •		400	433

Citibank N.A.
3.400% due 07/23/2021		500	511

Citigroup, Inc.
4.044% due 06/01/2024 •		600	635

Cooperatieve Rabobank UA
2.500% due 01/19/2021		500	503
3.750% due 07/21/2026		700	729

Credit Agricole S.A.
6.500% due 06/23/2021 •(f)(g)	EUR	300	364

Credit Suisse AG
6.500% due 08/08/2023 (g)		$600	670

Credit Suisse Group AG
2.997% due 12/14/2023 •		550	560
6.375% due 08/21/2026 •(f)(g)		300	324

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		700	741

Deutsche Bank AG
4.250% due 10/14/2021		1,450	1,491

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	100	110
0.032% due 05/14/2021 •		200	223
3.145% (US0003M + 1.235%) due 02/15/2023 ~		$900	885
3.157% due 08/04/2020		500	502
3.550% due 10/07/2022		300	304
4.593% (US0003M + 2.550%) due 01/07/2021 ~		200	203

General Motors Financial Co., Inc.
3.271% (US0003M + 1.310%) due 06/30/2022 ~		200	201
3.550% due 07/08/2022		500	515

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		$800	$811
3.625% due 01/22/2023		300	312
3.691% due 06/05/2028 •		1,800	1,912

Harley-Davidson Financial Services, Inc.
2.847% (US0003M + 0.940%) due 03/02/2021 ~		800	805

HSBC Holdings PLC
3.400% due 03/08/2021		600	610
4.292% due 09/12/2026 •		500	541
4.300% due 03/08/2026		500	544
5.875% due 09/28/2026 •(f)(g)	GBP	200	292

International Lease Finance Corp.
8.250% due 12/15/2020		$900	952

Intesa Sanpaolo SpA
3.250% due 09/23/2024		400	402

JPMorgan Chase & Co.
3.387% (US0003M + 1.480%) due 03/01/2021 ~		2,000	2,027
3.797% due 07/23/2024 •		300	316

LeasePlan Corp. NV
2.875% due 10/24/2024		500	500

Lloyds Bank PLC
2.250% due 08/14/2022		400	402

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		800	810
7.625% due 06/27/2023 •(f)(g)	GBP	856	1,275

Mitsubishi UFJ Financial Group, Inc.
2.190% due 09/13/2021		$700	702

Mizuho Financial Group, Inc.
3.922% due 09/11/2024 •		500	526

Morgan Stanley
3.125% due 01/23/2023		200	206
3.591% due 07/22/2028 •		700	744

Nationstar Mortgage Holdings, Inc.
9.125% due 07/15/2026		600	665

Nationwide Building Society
3.766% due 03/08/2024 •		300	311
4.302% due 03/08/2029 •		1,700	1,853

Navient Corp.
5.875% due 03/25/2021		200	207

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		700	748

Royal Bank of Scotland Group PLC
8.625% due 08/15/2021 •(f)(g)		1,200	1,300

Santander UK PLC
3.400% due 06/01/2021		500	510

Springleaf Finance Corp.
6.125% due 03/15/2024		400	439

Synchrony Bank
3.000% due 06/15/2022		500	510

Toronto-Dominion Bank
3.043% (US0003M + 1.000%) due 04/07/2021 ~		800	809

UBS AG
5.125% due 05/15/2024 (g)		1,300	1,404
7.625% due 08/17/2022 (g)		250	282

UniCredit SpA
5.901% (US0003M + 3.900%) due 01/14/2022 ~		600	629
7.830% due 12/04/2023		900	1,050

Wells Fargo & Co.
2.600% due 07/22/2020		200	201
2.625% due 07/22/2022		400	406
3.000% due 02/19/2025		1,300	1,341
3.584% due 05/22/2028 •		200	213

			42,310

INDUSTRIALS 7.2%

Allergan Sales LLC
4.875% due 02/15/2021		233	240

Altice Financing S.A.
6.625% due 02/15/2023		400	408

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines Pass-Through Trust
3.000% due 04/15/2030		$349	$356

Anheuser-Busch InBev Worldwide, Inc.
4.000% due 04/13/2028		600	660

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		300	308

Broadcom Corp.
3.000% due 01/15/2022		400	406
3.625% due 01/15/2024		100	104

CCO Holdings LLC
5.000% due 02/01/2028		700	736

Charter Communications Operating LLC
4.464% due 07/23/2022		100	105
4.908% due 07/23/2025		400	441
6.484% due 10/23/2045		100	125

Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		600	676
7.000% due 06/30/2024		200	231

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		200	205

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 «(b)		346	144

CVS Health Corp.
4.100% due 03/25/2025		800	859

Dell International LLC
4.420% due 06/15/2021		850	875
6.020% due 06/15/2026		150	173

Deutsche Telekom International Finance BV
1.950% due 09/19/2021		800	800
2.820% due 01/19/2022		900	913

Energy Transfer Partners LP
5.000% due 10/01/2022		1,500	1,591

Exela Intermediate LLC
10.000% due 07/15/2023		300	121

GATX Corp.
2.611% (US0003M + 0.720%) due 11/05/2021 ~		900	904

IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (b)	EUR	200	238

IRB Holding Corp.
6.750% due 02/15/2026		$300	315

Komatsu Finance America, Inc.
2.118% due 09/11/2020		300	299

Marvell Technology Group Ltd.
4.200% due 06/22/2023		500	528

Newfield Exploration Co.
5.375% due 01/01/2026		500	542

NVR, Inc.
3.950% due 09/15/2022		900	938

Occidental Petroleum Corp.
2.600% due 08/13/2021		200	201

Pan American Energy LLC
42.636% (BADLARPP) due 11/20/2020 «~	ARS	4,370	58

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		$500	531

QGOG Constellation S.A.
9.000% due 11/09/2024 «		302	0

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		800	806

Refinitiv U.S. Holdings, Inc.
6.250% due 05/15/2026		400	437

Reynolds Group Issuer, Inc.
7.000% due 07/15/2024		125	129

Rockwell Collins, Inc.
2.800% due 03/15/2022		300	305

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		700	720

Sands China Ltd.
5.125% due 08/08/2025		600	660

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	242	271

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Motor Finance Netherlands BV
2.764% due 04/26/2021		$900	$910

Transocean, Inc.
7.250% due 11/01/2025		600	589

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	300	406

VMware, Inc.
2.950% due 08/21/2022		$900	917

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		300	306

			21,487

UTILITIES 1.9%

AT&T, Inc.
2.657% (US0003M + 0.750%) due 06/01/2021 ~		800	805
4.100% due 02/15/2028		306	333

Duke Energy Corp.
2.538% (US0003M + 0.650%) due 03/11/2022 ~		500	504

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022		300	301
2.630% (US0003M + 0.720%) due 02/25/2022 ~		300	303

Petrobras Global Finance BV
5.999% due 01/27/2028		1,868	2,133
6.250% due 12/14/2026	GBP	100	158
6.850% due 06/05/2115		$350	401

Rio Oil Finance Trust
9.250% due 07/06/2024		404	453

Sprint Communications, Inc.
7.000% due 03/01/2020		200	201

			5,592

Total Corporate Bonds & Notes (Cost $66,275)			69,389

MUNICIPAL BONDS & NOTES 0.1%

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		175	177

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (d)		3,000	131

Total Municipal Bonds & Notes (Cost $379)			308

U.S. GOVERNMENT AGENCIES 36.1%

Freddie Mac
1.478% due 10/25/2021 ~(a)		326	7
4.000% due 08/01/2048		1,168	1,217
4.410% due 07/15/2047 •(a)		986	208

Ginnie Mae, TBA
4.000% due 01/01/2050		1,000	1,045

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 07/01/2048		6,259	6,472
4.000% due 04/01/2048 - 12/01/2048		3,089	3,229

Uniform Mortgage-Backed Security, TBA
2.500% due 02/01/2050		3,500	3,457
3.000% due 02/01/2050		16,300	16,511
3.500% due 01/01/2050 - 02/01/2050		30,400	31,253
4.000% due 01/01/2050 - 02/01/2050		43,000	44,727

Total U.S. Government Agencies (Cost $107,602)			108,126

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 37.6%

U.S. Treasury Bonds
2.875% due 11/15/2046	$150	$164

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021	6,732	6,719
0.250% due 01/15/2025	6,041	6,096
0.250% due 07/15/2029	3,119	3,150
0.375% due 07/15/2025	423	432
0.375% due 07/15/2027	3,156	3,220
0.625% due 01/15/2026	5,459	5,627
0.875% due 01/15/2029	3,873	4,114
2.000% due 01/15/2026 (m)	843	937
2.375% due 01/15/2025	2,731	3,044
2.375% due 01/15/2027	2,182	2,519

U.S. Treasury Notes
1.250% due 07/31/2023	1,098	1,083
1.250% due 08/31/2024	6,400	6,273
1.375% due 08/31/2023	469	464
1.750% due 09/30/2022	5,700	5,721
1.875% due 12/15/2020 (i)	1,500	1,503
1.875% due 07/31/2022	5,200	5,236
2.000% due 05/31/2021 (k)(m)	1,100	1,106
2.000% due 12/31/2021 (k)(m)	3,600	3,628
2.000% due 07/31/2022 (m)	11,400	11,515
2.000% due 11/30/2022 (k)(m)	1,000	1,011
2.000% due 04/30/2024 (m)	700	709
2.125% due 09/30/2021 (i)(k)	16,500	16,647
2.250% due 12/31/2023	4,150	4,242
2.250% due 01/31/2024	1,270	1,299
2.500% due 05/15/2024	1,800	1,861
2.750% due 07/31/2023	2,824	2,931
2.750% due 08/31/2023	11,022	11,447

Total U.S. Treasury Obligations (Cost $111,575)		112,698

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.7%

American Home Mortgage Assets Trust
2.002% due 06/25/2037 •	704	670

Banc of America Funding Trust
1.925% due 02/20/2047 •	670	659
2.145% due 07/20/2036 •	1,104	1,098

Banc of America Mortgage Trust
4.664% due 06/25/2035 ~	79	76

BCAP LLC Trust
5.250% due 06/26/2036	390	237

Bear Stearns Adjustable Rate Mortgage Trust
3.872% due 11/25/2034 ~	423	364
4.301% due 01/25/2035 ~	9	9

CBA Commercial Small Balance Commercial Mortgage
2.292% due 06/25/2038 •	880	672

Countrywide Alternative Loan Trust
1.945% due 02/20/2047 ^•	253	201
1.962% due 01/25/2037 ^•	288	284
5.500% due 04/25/2035	676	573
6.000% due 02/25/2037 ^	365	259
6.500% due 11/25/2037 ^	499	366

Countrywide Home Loan Mortgage Pass-Through Trust
3.567% due 02/20/2036 ~	283	247
3.878% due 08/25/2034 ~	102	100

Credit Suisse Mortgage Capital Certificates
2.368% due 12/27/2035 •	593	591

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.122% due 08/25/2037 ^•	536	456

Downey Savings & Loan Association Mortgage Loan Trust
1.954% due 10/19/2036 •	529	476

First Horizon Alternative Mortgage Securities Trust
3.589% due 01/25/2036 ^~	167	124
3.765% due 06/25/2036 ^~	193	179
3.840% due 06/25/2034 ~	113	115

First Horizon Mortgage Pass-Through Trust
4.201% due 11/25/2037 ^~	1,135	941

GSMPS Mortgage Loan Trust
8.000% due 01/25/2035	482	538

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HarborView Mortgage Loan Trust
2.584% due 11/19/2034 ^•		$39	$37

IndyMac Mortgage Loan Trust
2.002% due 04/25/2046 •		1,924	1,828
3.746% due 08/25/2037 ^~		263	228
4.193% due 10/25/2034 ~		21	22

Lehman XS Trust
2.017% due 08/25/2046 •		423	406

Mortgage Equity Conversion Asset Trust
2.030% due 05/25/2042 •		595	560

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~		407	429

RBSSP Resecuritization Trust
1.958% due 02/26/2037 •		310	310

Residential Accredit Loans, Inc. Trust
6.076% due 09/25/2037 ~		963	815

RMAC Securities PLC
0.929% due 06/12/2044 •	GBP	1,087	1,362

Structured Asset Mortgage Investments Trust
1.992% due 08/25/2036 •		$365	527

Thornburg Mortgage Securities Trust
3.042% due 06/25/2037 ^•		27	26
3.252% due 06/25/2037 •		261	249

Towd Point Mortgage Funding PLC
1.820% due 10/20/2051 •	GBP	1,689	2,250

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$975	982

WaMu Mortgage Pass-Through Certificates Trust
2.252% due 04/25/2045 •		52	52

Washington Mutual Mortgage Pass-Through Certificates Trust
3.242% due 09/25/2035 ^•		740	661

Total Non-Agency Mortgage-Backed Securities (Cost $18,871)			19,979

ASSET-BACKED SECURITIES 22.4%

Accredited Mortgage Loan Trust
2.715% due 09/25/2035 •		1,000	888

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	1,500	1,684

Argent Securities Trust
1.942% due 07/25/2036 •		$714	621

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.172% due 02/25/2036 •		1,499	1,250

Asset-Backed Funding Certificates Trust
1.952% due 01/25/2037 •		2,638	1,790
2.012% due 01/25/2037 •		1,835	1,258

Asset-Backed Securities Corp. Home Equity Loan Trust
2.812% due 07/25/2035 •		4,263	4,218

Bear Stearns Asset-Backed Securities Trust
2.282% due 09/25/2035 •		1,075	1,072
2.467% due 11/25/2035 ^•		1,383	1,387

Belle Haven ABS CDO Ltd.
2.262% due 11/03/2044 •		227	97
2.302% due 11/03/2044 •		348	150

Business Jet Securities LLC
4.447% due 06/15/2033		369	374

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	1,000	1,123

CIT Mortgage Loan Trust
3.142% due 10/25/2037 •		$600	606
3.292% due 10/25/2037 •		900	914

Citigroup Mortgage Loan Trust, Inc.
2.242% due 10/25/2035 ^•		1,000	998

Countrywide Asset-Backed Certificates
1.922% due 12/25/2036 ^•		333	314
1.932% due 08/25/2037 •		1,296	1,279
1.932% due 08/25/2037 ^•		482	444
1.932% due 06/25/2047 ^•		515	473
1.942% due 07/25/2036 ^•		42	42
1.942% due 04/25/2047 ^•		425	410
1.972% due 11/25/2047 ^•		442	422

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.002% due 05/25/2047 ^•		$1,680	$1,445
4.706% due 07/25/2036 þ		300	303

Countrywide Asset-Backed Certificates Trust
2.797% due 08/25/2035 •		1,161	1,167
6.095% due 08/25/2035 þ		284	291

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.753% due 03/25/2037 ^þ		2,361	1,363

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	1,000	1,122

First Franklin Mortgage Loan Trust
2.152% due 11/25/2035 •		$3,470	3,364

GSAA Home Equity Trust
2.072% due 07/25/2037 •		2,876	1,636
5.985% due 06/25/2036 ~		1,100	487

GSAMP Trust
1.992% due 11/25/2036 •		958	595
2.022% due 03/25/2047 •		2,000	1,873

Home Equity Asset Trust
2.482% due 08/25/2035 •		1,900	1,901

HSI Asset Securitization Corp. Trust
1.902% due 12/25/2036 •		2,061	796
2.012% due 12/25/2036 •		579	227

Jamestown CLO Ltd.
2.691% due 07/15/2026 •		144	144

JPMorgan Mortgage Acquisition Corp.
2.132% due 02/25/2036 ^•		1,060	1,047

Long Beach Mortgage Loan Trust
2.312% due 08/25/2045 •		930	915
2.707% due 08/25/2035 •		2,000	1,889

MASTR Specialized Loan Trust
2.162% due 01/25/2037 •		1,522	851

Morgan Stanley ABS Capital, Inc. Trust
1.917% due 07/25/2036 •		395	349
1.932% due 11/25/2036 •		186	118
1.932% due 05/25/2037 •		646	592
1.942% due 07/25/2036 •		770	407
1.942% due 10/25/2036 •		449	290
2.332% due 12/25/2034 •		514	514

Morgan Stanley Capital, Inc. Trust
1.972% due 03/25/2036 •		16	14
2.082% due 01/25/2036 •		271	269

Morgan Stanley Home Equity Loan Trust
1.932% due 12/25/2036 •		2,092	1,196
2.052% due 04/25/2036 •		2,978	2,403

Morgan Stanley IXIS Real Estate Capital Trust
1.942% due 07/25/2036 •		1,542	791

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.192% due 02/25/2037 ^•		2,151	829

OFSI Fund Ltd.
2.903% due 10/18/2026 •		335	335

Option One Mortgage Loan Trust
2.122% due 04/25/2037 •		3,073	2,021

Palmer Square Loan Funding Ltd.
2.936% due 04/20/2027 •		980	980

Residential Asset Securities Corp. Trust
2.482% due 11/25/2035 •		3,100	3,089

Securitized Asset-Backed Receivables LLC Trust
2.452% due 08/25/2035 ^•		707	536
2.557% due 02/25/2034 •		305	304

Sierra Madre Funding Ltd.
2.090% due 09/07/2039 •		505	465
2.110% due 09/07/2039 •		2,721	2,503

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Consumer Loan Program LLC
2.770% due 05/25/2026		$169	$170

Sound Point CLO Ltd.
3.084% due 01/23/2029 •		1,500	1,499

Staniford Street CLO Ltd.
3.074% due 06/15/2025 •		75	75

Structured Asset Securities Corp. Mortgage Loan Trust
2.797% due 11/25/2035 •		1,000	1,005

Terwin Mortgage Trust
2.162% due 01/25/2037 •		1,079	705

Triaxx Prime CDO Ltd.
1.969% due 10/02/2039 •		97	48

Venture CLO Ltd.
3.103% due 10/22/2031 •		1,400	1,401

Wells Fargo Home Equity Asset-Backed Securities Trust
2.022% due 04/25/2037 •		930	909

Total Asset-Backed Securities (Cost $60,709)			67,047

SOVEREIGN ISSUES 4.8%

Argentina Government International Bond
4.000% due 03/06/2020 (e)	ARS	2,548	25
5.875% due 01/11/2028		$1,000	473
6.875% due 01/11/2048		500	241
15.500% due 10/17/2026	ARS	1,460	7
42.836% (BADLARPP + 2.000%) due 04/03/2022 ~		2,373	21
45.399% (BADLARPP + 3.250%) due 03/01/2020 ~		100	1
56.589% (ARLLMONP) due 06/21/2020 ~(a)		57,977	524

Autonomous City of Buenos Aires Argentina
51.313% (BADLARPP + 5.000%) due 01/23/2022 ~(a)		2,730	34

Brazil Government International Bond
5.625% due 02/21/2047		$50	57

Kuwait International Government Bond
3.500% due 03/20/2027		1,300	1,399

New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	219	161
3.000% due 09/20/2030 (e)		867	728

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,100	375
6.150% due 08/12/2032		2,000	685
6.350% due 08/12/2028		5,800	2,032

Provincia de Buenos Aires
52.270% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	930	7

Qatar Government International Bond
3.875% due 04/23/2023		$700	740
4.500% due 04/23/2028		200	230

Saudi Government International Bond
3.625% due 03/04/2028		500	529
4.500% due 04/17/2030		1,500	1,706
4.500% due 10/26/2046		600	666
4.625% due 10/04/2047		500	564

Slovenia Government International Bond
5.250% due 02/18/2024		300	339

South Africa Government International Bond
4.850% due 09/30/2029		700	702

Turkey Government International Bond
5.750% due 03/22/2024		400	410
6.350% due 08/10/2024		1,000	1,047
7.250% due 12/23/2023		600	651

Total Sovereign Issues (Cost $16,608)			14,354

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%

AGFC Capital Trust
3.751% (US0003M + 1.750%) due 01/15/2067 ~		100,000	$50

Bank of America Corp.
5.875% due 03/15/2028 •(f)		600,000	666

Citigroup, Inc.
6.250% due 08/15/2026 •(f)		200,000	227

JPMorgan Chase & Co.
5.406% (US0003M + 3.470%) due 01/30/2020 ~(f)		342,000	346

Nationwide Building Society
10.250% ~		2,250	495

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)		50,000	71

Total Preferred Securities (Cost $1,733)			1,855

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (h) 0.2%
			499

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
41.333% due 04/03/2020 «~	ARS	2,840	39
43.313% due 06/22/2020 «~		5,360	79
149.604% due 02/26/2020 - 06/22/2020 (c)(d)		1,600	20

			138

Total Short-Term Instruments (Cost $642)			637

Total Investments in Securities (Cost $386,657)			396,681

		SHARES
INVESTMENTS IN AFFILIATES 0.6%

SHORT-TERM INSTRUMENTS 0.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.6%

PIMCO Short-Term Floating NAV Portfolio III		172,901	1,711

Total Short-Term Instruments (Cost $1,710)			1,711

Total Investments in Affiliates (Cost $1,710)			1,711

Total Investments 133.0% (Cost $388,367)			$398,392

Financial Derivative Instruments (j)(l) (0.1)% (Cost or Premiums, net $1,412)			(304)

Other Assets and Liabilities, net (32.9)%			(98,561)

Net Assets 100.0%			$299,527

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	17

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$499	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(510)	$499	$499

Total Repurchase Agreements						$(510)	$499	$499

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
UBS	1.970%	12/06/2019	01/03/2020	$(5,659)	$(5,667)

Total Sale-Buyback Transactions					$(5,667)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$499	$0	$0	$499	$(510)	$(11)

Master Securities Forward Transaction Agreement
UBS	0	0	(5,667)	(5,667)	5,640	(27)

Total Borrowings and Other Financing Transactions	$499	$0	$(5,667)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(5,667)	$0	$0	$(5,667)

Total Borrowings	$0	$(5,667)	$0	$0	$(5,667)

Payable for sale-buyback financing transactions					$(5,667)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

(i)	Securities with an aggregate market value of $5,640 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(16,125) at a weighted average interest rate of 2.498%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond March Futures	03/2020	14	$	2,677	$(42)	$0	$(17)
U.S. Treasury 5-Year Note March Futures	03/2020	40		4,744	(17)	0	(1)
U.S. Treasury 10-Year Note March Futures	03/2020	64		8,219	(72)	0	(7)

					$(131)	$0	$(25)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond March Futures	03/2020	145	$(23,171)	$(112)	$66	$0
U.S. Treasury 30-Year Bond March Futures	03/2020	5	(780)	18	2	0

				$(94)	$68	$0

Total Futures Contracts				$(225)	$68	$(25)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
											Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2024	0.600%	$		700	$(2)	$14	$12	$0	$(1)
Berkshire Hathaway, Inc.	1.000	Quarterly	09/20/2020	0.072			400	8	(5)	3	0	0
British Telecomminications	1.000	Quarterly	12/20/2024	0.686		EUR	700	2	11	13	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.157	$		900	22	(7)	15	0	0
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.213			400	10	(2)	8	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.251			400	10	(1)	9	0	0

								$50	$10	$60	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 32 5-Year Index	(1.000)%	Quarterly	12/20/2024	EUR	1,700	$(44)	$(9)	$(53)	$1	$0
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022		2,500	(15)	(44)	(59)	0	0

						$(59)	$(53)	$(112)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$	2,352	$104	$132	$236	$0	$(1)
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		2,200	47	11	58	0	0

						$151	$143	$294	$0	$(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	19

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay	3-Month USD-LIBOR	2.700%	Semi-Annual	12/14/2023	$		11,800	$(125)	$578	$453	$0	$(10)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026			500	(3)	5	2	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026			7,600	(136)	165	29	15	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027			15,700	1,363	(1,014)	349	37	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028			17,200	1,075	(1,625)	(550)	48	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029			500	(1)	(3)	(4)	2	0
Receive(6)	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030			1,800	(21)	48	27	6	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030			1,000	(18)	10	(8)	3	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030			500	(1)	(3)	(4)	2	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049			200	0	(6)	(6)	2	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050			600	(4)	20	16	7	0
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050			1,200	(2)	137	135	13	0
Receive(6)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050			3,100	(18)	277	259	33	0
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050			1,700	(7)	198	191	18	0
Receive(6)	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050			7,900	(13)	446	433	86	0
Receive(6)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050			300	0	(9)	(9)	3	0
Receive	6-Month GBP-LIBOR	1.650	Semi-Annual	01/22/2020		GBP	2,100	(30)	18	(12)	0	0
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022			700	(23)	(5)	(28)	0	0
Receive(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025			20,700	22	164	186	29	0
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2025			700	(6)	1	(5)	1	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		JPY	820,000	(16)	(113)	(129)	0	(6)
Pay	6-Month JPY-LIBOR	0.104	Semi-Annual	09/09/2029			89,000	0	(18)	(18)	1	0
Pay	6-Month JPY-LIBOR	0.078	Semi-Annual	09/10/2029			89,000	0	(15)	(15)	1	0
Pay	6-Month JPY-LIBOR	0.015	Semi-Annual	09/17/2029			91,000	0	(11)	(11)	1	0
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/25/2029			134,000	0	(22)	(22)	1	0
Pay	6-Month JPY-LIBOR	0.085	Semi-Annual	09/27/2029			108,000	0	(20)	(20)	1	0
Pay	28-Day MXN-TIIE	7.350	Lunar	09/30/2027		MXN	42,900	(24)	111	87	0	(2)
Pay	UKRPI	3.579	Maturity	10/15/2033		GBP	2,100	1	162	163	0	(5)

								$2,013	$(524)	$1,489	$311	$(23)

Total Swap Agreements								$2,155	$(424)	$1,731	$312	$(25)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$68	$312	$380	$0	$(25)	$(25)	$(50)

(k)

Securities with an aggregate market value of $4,098 and cash of $1,936 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2020	AUD	4,356		$2,958	$0	$(100)
	01/2020	MXN	35,941		1,856	0	(40)

BPS	01/2020	GBP	1,354		1,753	0	(40)
	01/2020		$466	EUR	420	5	0
	01/2020		300	GBP	228	2	0

BRC	01/2020		456	MXN	8,958	17	0

CBK	01/2020	JPY	5,400		$50	0	0
	01/2020		$2,964	AUD	4,337	80	0
	01/2020		1,344	MXN	26,983	80	0
	02/2020	PLN	2,990		$777	0	(11)
	02/2020		$1,427	COP	4,947,483	75	0
	02/2020		759	PLN	3,006	33	0

DUB	03/2020	TWD	63,759		$2,111	0	(33)
	01/2021		$87	BRL	380	6	0

GLM	01/2020	DKK	220		$32	0	(1)
	01/2020	MXN	1,472		75	0	(2)

HUS	01/2020		$380	EUR	342	4	0
	03/2020	SGD	3,307		$2,424	0	(37)
	01/2021	BRL	380		59	0	(34)

JPM	01/2020	EUR	158		175	0	(2)

MYI	01/2020		14,526		16,062	0	(239)

SSB	01/2020	BRL	12,272		3,024	0	(27)
	01/2020		$2,906	BRL	12,272	145	0
	02/2020		3,021		12,272	28	0

TOR	01/2020	CAD	1,859		$1,402	0	(30)

UAG	01/2020	NZD	1,035		666	0	(31)

Total Forward Foreign Currency Contracts						$475	$(627)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	UBS AG	(1.000)%	Quarterly	06/20/2024	0.657%	$100	$6	$(8)	$0	$(2)

BPS	UBS AG	(1.000)	Quarterly	06/20/2024	0.657	200	13	(16)	0	(3)

							$19	$(24)	$0	$(5)

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.230%	$100	$(3)	$4	$1	$0

BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	98.993	350	28	(218)	0	(190)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.230	500	(16)	22	6	0

CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.727	200	1	2	3	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	21

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability

DUB	Turkey Government International Bond	1.000%	Quarterly	06/20/2024	2.668%	$100	$(14)	$7	$0	$(7)

GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	98.993	350	29	(219)	0	(190)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.230	400	(13)	18	5	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.510	200	(3)	7	4	0
	Russia Government International Bond	1.000	Quarterly	12/20/2024	0.556	1,500	9	23	32	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.501	1,600	(71)	38	0	(33)

MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	09/20/2024	0.275	100	1	2	3	0

							$(52)	$(314)	$54	$(420)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$1,229	$(256)	$198	$0	$(58)

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	786	(165)	127	0	(38)

MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	934	(196)	152	0	(44)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,600	(55)	72	17	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,100	(38)	50	12	0

						$(710)	$599	$29	$(140)

Total Swap Agreements						$(743)	$261	$83	$(565)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$0	$0	$(140)	$0	$(60)	$(200)	$(200)	$284	$84
BPS	7	0	1	8	(40)	0	(3)	(43)	(35)	0	(35)
BRC	17	0	6	23	0	0	(228)	(228)	(205)	277	72
CBK	268	0	3	271	(11)	0	0	(11)	260	(260)	0
DUB	6	0	0	6	(33)	0	(7)	(40)	(34)	7	(27)
GLM	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
GST	0	0	41	41	0	0	(223)	(223)	(182)	0	(182)
HUS	4	0	0	4	(71)	0	0	(71)	(67)	0	(67)
JPM	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
MYC	0	0	20	20	0	0	(44)	(44)	(24)	(36)	(60)
MYI	0	0	0	0	(239)	0	0	(239)	(239)	0	(239)
SSB	173	0	0	173	(27)	0	0	(27)	146	0	146
TOR	0	0	0	0	(30)	0	0	(30)	(30)	0	(30)
UAG	0	0	12	12	(31)	0	0	(31)	(19)	0	(19)

Total Over the Counter	$475	$0	$83	$558	$(627)	$0	$(565)	$(1,192)

(m)

Securities with an aggregate market value of $652 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$68	$68
Swap Agreements	0	1	0	0	311	312

	$0	$1	$0	$0	$379	$380

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$475	$0	$475
Swap Agreements	0	83	0	0	0	83

	$0	$83	$0	$475	$0	$558

	$0	$84	$0	$475	$379	$938

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25
Swap Agreements	0	2	0	0	23	25

	$0	$2	$0	$0	$48	$50

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$627	$0	$627
Swap Agreements	0	565	0	0	0	565

	$0	$565	$0	$627	$0	$1,192

	$0	$567	$0	$627	$48	$1,242

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(749)	$(749)
Swap Agreements	0	39	0	0	(5,896)	(5,857)

	$0	$39	$0	$0	$(6,645)	$(6,606)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,482	$0	$2,482
Purchased Options	0	0	0	0	(122)	(122)
Written Options	0	14	0	29	146	189
Swap Agreements	0	282	0	0	0	282

	$0	$296	$0	$2,511	$24	$2,831

	$0	$335	$0	$2,511	$(6,621)	$(3,775)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	23

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

December 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,159)	$(1,159)
Swap Agreements	0	244	0	0	217	461

	$0	$244	$0	$0	$(942)	$(698)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(135)	$0	$(135)
Purchased Options	0	0	0	0	6	6
Written Options	0	0	0	0	(10)	(10)
Swap Agreements	0	(170)	0	0	0	(170)

	$0	$(170)	$0	$(135)	$(4)	$(309)

	$0	$74	$0	$(135)	$(946)	$(1,007)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,284	$1,004	$2,288
Corporate Bonds & Notes
Banking & Finance	0	42,310	0	42,310
Industrials	0	21,285	202	21,487
Utilities	0	5,592	0	5,592
Municipal Bonds & Notes
Texas	0	177	0	177
West Virginia	0	131	0	131
U.S. Government Agencies	0	108,126	0	108,126
U.S. Treasury Obligations	0	112,698	0	112,698
Non-Agency Mortgage-Backed Securities	0	19,979	0	19,979
Asset-Backed Securities	0	67,047	0	67,047
Sovereign Issues	0	14,354	0	14,354
Preferred Securities
Banking & Finance	0	1,855	0	1,855
Short-Term Instruments
Repurchase Agreements	0	499	0	499
Argentina Treasury Bills	0	20	118	138

	$0	$395,357	$1,324	$396,681

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,711	$0	$0	$1,711

Total Investments	$1,711	$395,357	$1,324	$398,392

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	68	312	0	380
Over the counter	0	558	0	558

	$68	$870	$0	$938

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(25)	(25)	0	(50)
Over the counter	0	(1,192)	0	(1,192)

	$(25)	$(1,217)	$0	$(1,242)

Total Financial Derivative Instruments	$43	$(347)	$0	$(304)

Totals	$1,754	$395,010	$1,324	$398,088

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2019

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Dynamic Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

ANNUAL REPORT	DECEMBER 31, 2019	25

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market

ANNUAL REPORT	DECEMBER 31, 2019	27

Notes to Financial Statements (Cont.)

quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close).

Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the

ANNUAL REPORT	DECEMBER 31, 2019	29

Notes to Financial Statements (Cont.)

Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$4,617	$88,688	$(91,600)	$7	$(1)	$1,711	$187	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

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Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may

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have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to

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counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To

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Notes to Financial Statements (Cont.)

mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance

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with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of

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Notes to Financial Statements (Cont.)

protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront

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fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets,

ANNUAL REPORT	DECEMBER 31, 2019	37

Notes to Financial Statements (Cont.)

differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.55%	0.30%	0.30%	0.30%	0.30%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the

ANNUAL REPORT	DECEMBER 31, 2019	39

Notes to Financial Statements (Cont.)

“Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$946,617	$938,180	$34,826	$36,627

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	87	$906	475	$4,968

Class M	9	94	14	147

Administrative Class	2,123	22,110	3,096	32,459

Advisor Class	304	3,155	306	3,218
Issued as reinvestment of distributions

Institutional Class	110	1,150	72	750

Class M	3	26	2	18

Administrative Class	1,126	11,728	746	7,796

Advisor Class	59	613	36	375
Cost of shares redeemed

Institutional Class	(188)	(1,950)	(1,059)	(11,132)

Class M	(7)	(70)	(20)	(205)

Administrative Class	(3,557)	(37,015)	(5,297)	(55,447)

Advisor Class	(298)	(3,103)	(182)	(1,909)

Net increase (decrease) resulting from Portfolio share transactions	(229)	$(2,356)	(1,811)	$(18,962)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 69% of the Portfolio. One of the shareholders is a related party and comprises 58% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations,

ANNUAL REPORT	DECEMBER 31, 2019	41

Notes to Financial Statements (Cont.)

December 31, 2019

which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Dynamic Bond Portfolio	$4,712	$0	$9,929	$(10)	$(4,662)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, convertible preferred securities, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dynamic Bond Portfolio	$409	$4,253

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Dynamic Bond Portfolio	$389,343	$19,434	$(9,512)	$9,922

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, sale/buyback transactions, realized and unrealized gain (loss) swap contracts, convertible preferred securities, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Dynamic Bond Portfolio	$13,517	$0	$0	$8,939	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

42	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Dynamic Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Dynamic Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2019	43

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	UBS	UBS Securities LLC

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol

AUD	Australian Dollar	GBP	British Pound	PLN	Polish Zloty

BRL	Brazilian Real	JPY	Japanese Yen	SGD	Singapore Dollar

CAD	Canadian Dollar	MXN	Mexican Peso	TWD	Taiwanese Dollar

COP	Colombian Peso	NZD	New Zealand Dollar	USD (or $)	United States Dollar

DKK	Danish Krone

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR

ARLLMONP	Argentina Blended Policy Rate	CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Prices Index

BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

44	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Dynamic Bond Portfolio	0.00%	0.00%	$13,070	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	DECEMBER 31, 2019	45

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2019	47

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

48	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

ANNUAL REPORT	DECEMBER 31, 2019	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

ANNUAL REPORT	DECEMBER 31, 2019	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

ANNUAL REPORT	DECEMBER 31, 2019	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

54	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT19AR_123119

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO Emerging Markets Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO Emerging Markets Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform

4	PIMCO VARIABLE INSURANCE TRUST

mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve their investment objectives. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Emerging Markets Bond Portfolio	09/30/02	04/30/12	11/10/14	09/30/02	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the PIMCO Emerging Markets Bond Portfolio (Cont.)

securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of December 31, 2019†§

United States	10.4%

Indonesia	7.4%

Mexico	6.8%

Turkey	5.3%

Short-Term Instruments‡	4.2%

Luxembourg	4.0%

Brazil	3.9%

Cayman Islands	3.9%

Russia	3.5%

Ukraine	3.4%

South Africa	3.1%

Oman	2.6%

Argentina	2.5%

Egypt	2.2%

Dominican Republic	2.2%

Qatar	2.2%

Saudi Arabia	2.1%

Colombia	2.0%

Chile	1.8%

China	1.3%

Nigeria	1.3%

Kazakhstan	1.2%

Ireland	1.2%

Peru	1.2%

Ecuador	1.1%

Hong Kong	1.1%

Azerbaijan	1.1%

Other	17.0%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Years	10 Years	Inception≈
PIMCO Emerging Markets Bond Portfolio Institutional Class	14.94%	6.04%	—	4.44%
PIMCO Emerging Markets Bond Portfolio Class M	14.43%	5.56%	—	4.51%
PIMCO Emerging Markets Bond Portfolio Administrative Class	14.77%	5.88%	5.85%	8.88%
PIMCO Emerging Markets Bond Portfolio Advisor Class	14.65%	5.77%	5.75%	5.99%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	14.42%	5.88%	6.57%	8.97%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/2002.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, were 0.86% for Institutional Class shares, 1.31% for Class M shares, 1.01% for Administrative Class shares, and 1.11% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to Brazilian external quasi-sovereign and corporate debt contributed to performance as the Brazilian sub-index of the JP Morgan CEMBI Diversified Index increased over the reporting period.

»	Overweight exposure to Ukrainian external sovereign debt contributed to performance as the Ukrainian sub-index of the JP Morgan EMBI Global Index increased over the reporting period.

»	Modest overweight exposure to Venezuelan external debt detracted from performance as the Venezuelan sub-index of the JP Morgan EMBI Global Index decreased over the reporting period.

»

Positioning within Ecuadorian external sovereign debt detracted from performance as the Ecuadorian sub-index of the EMBI Global Index increased while the Portfolio was underweight and decreased when the Portfolio was overweight.

ANNUAL REPORT	DECEMBER 31, 2019	7

Expense Example PIMCO Emerging Markets Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,036.20	$4.54	$1,000.00	$1,020.88	$4.51	0.88%
Class M	1,000.00	1,033.80	6.86	1,000.00	1,018.60	6.86	1.33
Administrative Class	1,000.00	1,035.40	5.31	1,000.00	1,020.12	5.27	1.03
Advisor Class	1,000.00	1,034.90	5.83	1,000.00	1,019.62	5.78	1.13

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	DECEMBER 31, 2019	9

Financial Highlights PIMCO Emerging Markets Bond Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2019	$12.01	$0.57	$1.20	$1.77	$(0.59)	$0.00	$(0.59)

12/31/2018	13.14	0.51	(1.11)	(0.60)	(0.53)	0.00	(0.53)

12/31/2017	12.58	0.65	0.59	1.24	(0.68)	0.00	(0.68)

12/31/2016	11.70	0.67	0.88	1.55	(0.67)	0.00	(0.67)

12/31/2015	12.69	0.65	(0.90)	(0.25)	(0.68)	(0.06)	(0.74)
Class M

12/31/2019	12.01	0.51	1.20	1.71	(0.53)	0.00	(0.53)

12/31/2018	13.14	0.45	(1.10)	(0.65)	(0.48)	0.00	(0.48)

12/31/2017	12.58	0.60	0.58	1.18	(0.62)	0.00	(0.62)

12/31/2016	11.70	0.61	0.89	1.50	(0.62)	0.00	(0.62)

12/31/2015	12.69	0.60	(0.90)	(0.30)	(0.63)	(0.06)	(0.69)
Administrative Class

12/31/2019	12.01	0.55	1.20	1.75	(0.57)	0.00	(0.57)

12/31/2018	13.14	0.48	(1.10)	(0.62)	(0.51)	0.00	(0.51)

12/31/2017	12.58	0.64	0.58	1.22	(0.66)	0.00	(0.66)

12/31/2016	11.70	0.64	0.90	1.54	(0.66)	0.00	(0.66)

12/31/2015	12.69	0.63	(0.90)	(0.27)	(0.66)	(0.06)	(0.72)
Advisor Class

12/31/2019	12.01	0.54	1.19	1.73	(0.55)	0.00	(0.55)

12/31/2018	13.14	0.47	(1.10)	(0.63)	(0.50)	0.00	(0.50)

12/31/2017	12.58	0.62	0.59	1.21	(0.65)	0.00	(0.65)

12/31/2016	11.70	0.64	0.88	1.52	(0.64)	0.00	(0.64)

12/31/2015	12.69	0.62	(0.90)	(0.28)	(0.65)	(0.06)	(0.71)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$13.19	14.94%	$47,874	0.87%	0.87%	0.85%	0.85%	4.42%	65%

12.01	(4.59)	41,154	0.86	0.86	0.85	0.85	4.08	29

13.14	10.03	34,246	0.85	0.85	0.85	0.85	5.03	35

12.58	13.48	21,191	0.85	0.85	0.85	0.85	5.37	33

11.70	(2.09)	13,852	0.85	0.85	0.85	0.85	5.23	29

13.19	14.43	867	1.32	1.32	1.30	1.30	3.98	65

12.01	(5.02)	889	1.31	1.31	1.30	1.30	3.59	29

13.14	9.55	993	1.30	1.30	1.30	1.30	4.60	35

12.58	12.97	729	1.30	1.30	1.30	1.30	4.92	33

11.70	(2.53)	475	1.30	1.30	1.30	1.30	4.84	29

13.19	14.77	170,681	1.02	1.02	1.00	1.00	4.28	65

12.01	(4.73)	167,673	1.01	1.01	1.00	1.00	3.86	29

13.14	9.87	210,102	1.00	1.00	1.00	1.00	4.90	35

12.58	13.31	217,567	1.00	1.00	1.00	1.00	5.19	33

11.70	(2.24)	216,156	1.00	1.00	1.00	1.00	5.02	29

13.19	14.65	48,830	1.12	1.12	1.10	1.10	4.18	65

12.01	(4.83)	45,060	1.11	1.11	1.10	1.10	3.77	29

13.14	9.76	51,954	1.10	1.10	1.10	1.10	4.79	35

12.58	13.20	45,559	1.10	1.10	1.10	1.10	5.12	33

11.70	(2.34)	32,407	1.10	1.10	1.10	1.10	4.91	29

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$280,154
Investments in Affiliates	9,204
Financial Derivative Instruments
Exchange-traded or centrally cleared	59
Over the counter	1,324
Cash	1
Deposits with counterparty	1,433
Foreign currency, at value	431
Receivable for investments sold	2,682
Receivable for TBA investments sold	16,593
Receivable for Portfolio shares sold	142
Interest and/or dividends receivable	4,029
Dividends receivable from Affiliates	14
Total Assets	316,066

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$10,999
Payable for short sales	3,554
Financial Derivative Instruments
Exchange-traded or centrally cleared	83
Over the counter	835
Payable for investments in Affiliates purchased	11
Payable for TBA investments purchased	31,151
Deposits from counterparty	491
Payable for Portfolio shares redeemed	466
Accrued investment advisory fees	101
Accrued supervisory and administrative fees	89
Accrued distribution fees	10
Accrued servicing fees	21
Other liabilities	3
Total Liabilities	47,814

Net Assets	$268,252

Net Assets Consist of:

Paid in capital	$267,293
Distributable earnings (accumulated loss)	959

Net Assets	$268,252

Net Assets:

Institutional Class	$47,874
Class M	867
Administrative Class	170,681
Advisor Class	48,830

Shares Issued and Outstanding:

Institutional Class	3,628
Class M	66
Administrative Class	12,937
Advisor Class	3,701

Net Asset Value Per Share Outstanding(a):

Institutional Class	$13.19
Class M	13.19
Administrative Class	13.19
Advisor Class	13.19

Cost of investments in securities	$276,710
Cost of investments in Affiliates	$9,202
Cost of foreign currency held	$422
Proceeds received on short sales	$3,550
Cost or premiums of financial derivative instruments, net	$(708)

* Includes repurchase agreements of:	$2,445

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Interest	$14,069
Dividends from Investments in Affiliates	139
Total Income	14,208

Expenses:

Investment advisory fees	1,206
Supervisory and administrative fees	1,072
Distribution and/or servicing fees - Class M	4
Servicing fees - Administrative Class	262
Distribution and/or servicing fees - Advisor Class	118
Trustee fees	6
Interest expense	55
Total Expenses	2,723

Net Investment Income (Loss)	11,485

Net Realized Gain (Loss):

Investments in securities	(4,077)
Investments in Affiliates	5
Exchange-traded or centrally cleared financial derivative instruments	1,324
Over the counter financial derivative instruments	1,727
Short sales	(286)
Foreign currency	(308)

Net Realized Gain (Loss)	(1,615)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	27,195
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	(218)
Over the counter financial derivative instruments	(127)
Short sales	21
Foreign currency assets and liabilities	9

Net Change in Unrealized Appreciation (Depreciation)	26,881

Net Increase (Decrease) in Net Assets Resulting from Operations	$36,751

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$11,485	$10,797
Net realized gain (loss)	(1,615)	1,634
Net change in unrealized appreciation (depreciation)	26,881	(26,699)

Net Increase (Decrease) in Net Assets Resulting from Operations	36,751	(14,268)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(2,053)	(1,674)
Class M	(38)	(37)
Administrative Class	(7,746)	(7,815)
Advisor Class	(2,051)	(1,985)

Total Distributions(a)	(11,888)	(11,511)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(11,387)	(16,740)

Total Increase (Decrease) in Net Assets	13,476	(42,519)

Net Assets:

Beginning of year	254,776	297,295
End of year	$268,252	$254,776

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.5%

ANGOLA 0.6%

SOVEREIGN ISSUES 0.6%

Angolan Government International Bond
8.000% due 11/26/2029		$200	$214
8.250% due 05/09/2028		200	217
9.125% due 11/26/2049		200	214
9.375% due 05/08/2048		700	770
9.500% due 11/12/2025		200	235

Total Angola (Cost $1,555)			1,650

ARGENTINA 2.7%

SOVEREIGN ISSUES 2.7%

Argentina Government International Bond
3.380% due 12/31/2038 þ	EUR	1,600	834
3.750% due 12/31/2038 þ		$4,700	2,307
4.625% due 01/11/2023		600	298
5.250% due 01/15/2028	EUR	400	200
5.875% due 01/11/2028		$400	189
6.250% due 11/09/2047	EUR	270	138
6.875% due 01/11/2048		$2,250	1,085
7.125% due 07/06/2036		900	437
7.125% due 06/28/2117		300	152
7.625% due 04/22/2046		400	202
7.820% due 12/31/2033	EUR	1,596	1,030

Provincia de Buenos Aires
9.950% due 06/09/2021		$300	146
10.875% due 01/26/2021		133	93

Provincia de la Rioja
9.750% due 02/24/2025		200	97

Provincia de Neuquen
7.500% due 04/27/2025		160	123

Total Argentina (Cost $10,963)			7,331

ARMENIA 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Armenia International Bond
3.950% due 09/26/2029		$300	298

Total Armenia (Cost $294)			298

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	200	224

Total Austria (Cost $226)			224

AZERBAIJAN 1.2%

CORPORATE BONDS & NOTES 1.1%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$2,400	2,850

SOVEREIGN ISSUES 0.1%

Azerbaijan Government International Bond
4.750% due 03/18/2024		200	215

Total Azerbaijan (Cost $2,712)			3,065

BAHAMAS 0.5%

SOVEREIGN ISSUES 0.5%

Bahamas Government International Bond
6.000% due 11/21/2028		$1,250	1,397

Total Bahamas (Cost $1,255)			1,397

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BAHRAIN 0.1%

SOVEREIGN ISSUES 0.1%

Bahrain Government International Bond
5.625% due 09/30/2031	$200	$215

Total Bahrain (Cost $211)		215

BRAZIL 4.2%

CORPORATE BONDS & NOTES 3.0%

Banco BTG Pactual S.A.
4.500% due 01/10/2025	$200	203

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028	3,870	4,160

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/30/2020 (d)(e)	111	1
0.000% due 01/31/2020 (d)(e)	512	5

Petrobras Global Finance BV
5.093% due 01/15/2030	593	636
6.850% due 06/05/2115	600	688
7.250% due 03/17/2044	500	608

Vale Overseas Ltd.
6.250% due 08/10/2026	800	941
6.875% due 11/21/2036	370	482
6.875% due 11/10/2039	350	457

		8,181

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	1,600	1,613

SOVEREIGN ISSUES 0.6%

Brazil Government International Bond
4.750% due 01/14/2050	1,213	1,199
5.000% due 01/27/2045	318	331
5.625% due 01/07/2041	50	56

		1,586

Total Brazil (Cost $10,281)		11,380

CAYMAN ISLANDS 4.2%

ASSET-BACKED SECURITIES 0.1%

Garanti Diversified Payment Rights Finance Co.
4.684% due 10/09/2021 «•	$267	267

CORPORATE BONDS & NOTES 4.1%

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (d)	600	419

CK Hutchison International Ltd.
3.375% due 09/06/2049	500	489

Interoceanica Finance Ltd.
0.000% due 11/30/2025 (d)	267	244
0.000% due 05/15/2030 (d)	800	636

KSA Sukuk Ltd.
2.969% due 10/29/2029	2,600	2,615
4.303% due 01/19/2029	600	667

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034	110	128

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	114	114

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)	403	221

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	1,685	1,660

Sands China Ltd.
5.125% due 08/08/2025	300	330
5.400% due 08/08/2028	700	791

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunac China Holdings Ltd.
6.875% due 08/08/2020	$200	$202
8.625% due 07/27/2020	200	204

Tencent Holdings Ltd.
3.975% due 04/11/2029 (i)	2,000	2,161

		10,881

Total Cayman Islands (Cost $10,740)		11,148

CHILE 2.0%

CORPORATE BONDS & NOTES 2.0%

Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	$400	419
4.500% due 09/16/2025	1,300	1,406
4.875% due 11/04/2044	600	687

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	700	744

GNL Quintero S.A.
4.634% due 07/31/2029	800	851

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	1,015	1,048
4.500% due 08/15/2025	184	185

Total Chile (Cost $4,948)		5,340

CHINA 1.4%

CORPORATE BONDS & NOTES 1.4%

CCCI Treasure Ltd.
3.500% due 04/21/2020 •(e)	$800	802

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027	250	259

Sinopec Group Overseas Development Ltd.
3.680% due 08/08/2049	300	308
4.375% due 04/10/2024	500	540
4.875% due 05/17/2042	500	604

Three Gorges Finance Cayman Islands Ltd.
3.150% due 06/02/2026	1,000	1,023
3.700% due 06/10/2025	300	317

Total China (Cost $3,642)		3,853

COLOMBIA 2.2%

CORPORATE BONDS & NOTES 0.4%

Ecopetrol S.A.
5.875% due 09/18/2023	$300	333
5.875% due 05/28/2045	400	473
7.375% due 09/18/2043	200	271

		1,077

SOVEREIGN ISSUES 1.8%

Colombia Government International Bond
2.625% due 03/15/2023	2,600	2,610
5.000% due 06/15/2045	1,300	1,515
5.200% due 05/15/2049	200	241
8.125% due 05/21/2024	300	370

		4,736

Total Colombia (Cost $5,103)		5,813

COSTA RICA 0.6%

SOVEREIGN ISSUES 0.6%

Costa Rica Government International Bond
4.250% due 01/26/2023	$400	403
5.625% due 04/30/2043	400	372
6.125% due 02/19/2031	600	639
7.158% due 03/12/2045	200	214

Total Costa Rica (Cost $1,592)		1,628

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DOMINICAN REPUBLIC 2.3%

SOVEREIGN ISSUES 2.3%

Dominican Republic International Bond
5.500% due 01/27/2025		$300	$324
5.950% due 01/25/2027		400	442
6.000% due 07/19/2028		2,000	2,228
6.400% due 06/05/2049		1,000	1,100
6.500% due 02/15/2048		500	553
6.850% due 01/27/2045		400	458
6.875% due 01/29/2026		500	572
10.750% due 08/11/2028	DOP	27,200	532
10.875% due 01/14/2026		4,300	85

Total Dominican Republic (Cost $5,818)			6,294

ECUADOR 1.2%

SOVEREIGN ISSUES 1.2%

Ecuador Government International Bond
7.875% due 01/23/2028		$1,400	1,248
7.950% due 06/20/2024		200	190
9.500% due 03/27/2030		600	561
9.625% due 06/02/2027		200	189
10.750% due 01/31/2029		1,000	978

Total Ecuador (Cost $3,397)			3,166

EGYPT 2.4%

SOVEREIGN ISSUES 2.4%

Egypt Government International Bond
4.750% due 04/11/2025	EUR	400	474
5.577% due 02/21/2023		$1,000	1,048
6.125% due 01/31/2022		1,300	1,357
6.375% due 04/11/2031	EUR	400	481
7.053% due 01/15/2032		$400	420
7.500% due 01/31/2027		400	447
7.600% due 03/01/2029		200	219
7.903% due 02/21/2048		400	420
8.500% due 01/31/2047		1,200	1,336
8.700% due 03/01/2049		200	224

Total Egypt (Cost $6,110)			6,426

EL SALVADOR 0.7%

SOVEREIGN ISSUES 0.7%

El Salvador Government International Bond
5.875% due 01/30/2025		$900	951
7.125% due 01/20/2050		600	640
7.650% due 06/15/2035		145	166

Total El Salvador (Cost $1,663)			1,757

GABON 0.1%

SOVEREIGN ISSUES 0.1%

Gabon Government International Bond
6.375% due 12/12/2024		$202	212

Total Gabon (Cost $198)			212

GERMANY 0.5%

CORPORATE BONDS & NOTES 0.5%

Deutsche Bank AG
3.094% (US0003M + 1.190%) due 11/16/2022 ~		$300	298
3.700% due 05/30/2024		300	304
3.950% due 02/27/2023		400	410
5.000% due 02/14/2022		200	209

Total Germany (Cost $1,144)			1,221

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GHANA 0.9%

SOVEREIGN ISSUES 0.9%

Ghana Government International Bond
7.875% due 08/07/2023	$490	$540
7.875% due 03/26/2027	300	316
8.125% due 03/26/2032	1,100	1,123
8.950% due 03/26/2051	300	308

Total Ghana (Cost $2,202)		2,287

GUATEMALA 0.7%

SOVEREIGN ISSUES 0.7%

Guatemala Government International Bond
4.375% due 06/05/2027	$300	311
4.875% due 02/13/2028	410	437
4.900% due 06/01/2030	300	322
6.125% due 06/01/2050	700	828

Total Guatemala (Cost $1,689)		1,898

HONG KONG 1.2%

CORPORATE BONDS & NOTES 1.2%

CNOOC Nexen Finance ULC
4.250% due 04/30/2024 (i)	$2,200	2,354

Nexen, Inc.
6.400% due 05/15/2037	50	69
7.500% due 07/30/2039 (i)	450	704

Total Hong Kong (Cost $2,847)		3,127

HUNGARY 0.2%

SOVEREIGN ISSUES 0.2%

MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020	$500	516

Total Hungary (Cost $500)		516

INDIA 0.5%

CORPORATE BONDS & NOTES 0.2%

Adani Transmission Ltd.
4.250% due 05/21/2036	$200	203

Delhi International Airport Ltd.
6.450% due 06/04/2029	200	215

		418

SOVEREIGN ISSUES 0.3%

Export-Import Bank of India
3.375% due 08/05/2026	700	713
3.875% due 03/12/2024	200	209

		922

Total India (Cost $1,304)		1,340

INDONESIA 8.0%

CORPORATE BONDS & NOTES 3.2%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021	$400	420
5.710% due 11/15/2023	400	442

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023	800	846
4.875% due 10/01/2024	500	543

Pelabuhan Indonesia PT
4.250% due 05/05/2025	400	425

Pertamina Persero PT
4.875% due 05/03/2022	500	528
5.250% due 05/23/2021	400	416
6.000% due 05/03/2042	1,500	1,836
6.450% due 05/30/2044	2,100	2,707

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Perusahaan Listrik Negara PT
4.125% due 05/15/2027		$200	$211
4.375% due 02/05/2050		200	203

			8,577

SOVEREIGN ISSUES 4.8%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	700	843
3.375% due 04/15/2023		$2,000	2,062
3.375% due 07/30/2025	EUR	100	128
4.350% due 01/11/2048		$700	772
4.450% due 02/11/2024		1,100	1,186
4.750% due 01/08/2026		1,700	1,891
5.125% due 01/15/2045		200	239
5.250% due 01/17/2042		400	483
5.250% due 01/08/2047		600	739
6.625% due 02/17/2037		900	1,224
6.750% due 01/15/2044		300	430
7.750% due 01/17/2038		100	150

Perusahaan Penerbit SBSN Indonesia
3.400% due 03/29/2022		600	614
4.400% due 03/01/2028		700	765
4.450% due 02/20/2029		1,200	1,327

			12,853

Total Indonesia (Cost $19,190)			21,430

IRELAND 1.3%

CORPORATE BONDS & NOTES 1.3%

Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		$3,100	3,449

Total Ireland (Cost $3,178)			3,449

IVORY COAST 0.3%

SOVEREIGN ISSUES 0.3%

Ivory Coast Government International Bond
5.250% due 03/22/2030	EUR	600	688

Total Ivory Coast (Cost $717)			688

JERSEY, CHANNEL ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%

ARTS Ltd.
3.674% due 09/15/2021 «•		$215	214

Total Jersey, Channel Islands (Cost $213)			214

JORDAN 0.5%

SOVEREIGN ISSUES 0.5%

Jordan Government International Bond
5.750% due 01/31/2027		$1,000	1,058
6.125% due 01/29/2026		300	322

Total Jordan (Cost $1,301)			1,380

KAZAKHSTAN 1.3%

CORPORATE BONDS & NOTES 1.0%

KazMunayGas National Co. JSC
4.750% due 04/24/2025		$1,700	1,868
4.750% due 04/19/2027		400	440
5.750% due 04/19/2047		400	479

			2,787

SOVEREIGN ISSUES 0.3%

Kazakhstan Government International Bond
4.875% due 10/14/2044		600	743

Total Kazakhstan (Cost $3,101)			3,530

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENYA 0.6%

SOVEREIGN ISSUES 0.6%

Kenya Government International Bond
6.875% due 06/24/2024		$800	$868
7.250% due 02/28/2028		800	872

Total Kenya (Cost $1,641)			1,740

LUXEMBOURG 4.3%

CORPORATE BONDS & NOTES 4.3%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 «(a)		$809	336

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,800	1,877
6.000% due 11/27/2023		300	335

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		700	742
5.150% due 02/11/2026		1,700	1,895
5.999% due 01/23/2021		2,000	2,081
6.510% due 03/07/2022		950	1,033

QGOG Constellation S.A.
9.000% due 11/09/2024 «		704	0

Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		200	210
6.125% due 02/07/2022		2,200	2,357

Unigel Luxembourg S.A.
8.750% due 10/01/2026		600	613

Total Luxembourg (Cost $11,047)			11,479

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
4.500% due 03/18/2045		$200	242

Total Malaysia (Cost $198)			242

MAURITIUS 0.2%

CORPORATE BONDS & NOTES 0.2%

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		$500	505

Total Mauritius (Cost $500)			505

		SHARES
MEXICO 7.3%

COMMON STOCKS 0.0%

Desarrolladora Homex S.A.B. de C.V. (c)		17,978	0

Hipotecaria Su Casita S.A. «		5,259	0

Urbi Desarrollos Urbanos S.A.B. de C.V. (c)		1,907	0

			0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 4.8%

America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	309

Banco Mercantil del Norte S.A.
7.500% due 06/27/2029 •(e)(f)		$200	214

BBVA Bancomer S.A.
6.750% due 09/30/2022		500	545

Cibanco S.A. Ibm
4.962% due 07/18/2029		400	414

Minera Mexico S.A. de C.V.
4.500% due 01/26/2050		600	613

Petroleos Mexicanos
5.350% due 02/12/2028		500	499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.350% due 02/12/2048		$1,611	$1,560
6.625% due 06/15/2038		700	701
6.750% due 09/21/2047		600	603
6.840% due 01/23/2030		600	641
7.690% due 01/23/2050		5,454	5,971

Trust F/1401
4.869% due 01/15/2030		400	422
6.390% due 01/15/2050		400	431

			12,923

SOVEREIGN ISSUES 2.5%

Mexico Government International Bond
4.000% due 03/15/2115	EUR	1,000	1,263
4.500% due 01/31/2050		$2,492	2,699
4.600% due 01/23/2046		1,108	1,206
4.600% due 02/10/2048		600	659
5.750% due 10/12/2110		700	831

			6,658

Total Mexico (Cost $19,606)			19,581

MONGOLIA 0.5%

SOVEREIGN ISSUES 0.5%

Mongolia Government International Bond
5.125% due 12/05/2022		$530	544
5.625% due 05/01/2023		700	722

Total Mongolia (Cost $1,229)			1,266

MOROCCO 0.1%

CORPORATE BONDS & NOTES 0.1%

OCP S.A.
5.625% due 04/25/2024		$300	332

Total Morocco (Cost $308)			332

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%

Namibia Government International Bond
5.250% due 10/29/2025		$300	312

Total Namibia (Cost $298)			312

NETHERLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%

InterCement Financial Operations BV
5.750% due 07/17/2024		$300	249

Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042		500	673

Metinvest BV
7.750% due 04/23/2023		200	211
7.750% due 10/17/2029		500	513
8.500% due 04/23/2026		400	432

Mong Duong Finance Holdings BV
5.125% due 05/07/2029		400	410

Total Netherlands (Cost $2,357)			2,488

NIGERIA 1.3%

SOVEREIGN ISSUES 1.3%

Nigeria Government International Bond
6.375% due 07/12/2023		$200	214
6.500% due 11/28/2027		1,400	1,433
7.143% due 02/23/2030		400	409
7.875% due 02/16/2032		1,500	1,561

Total Nigeria (Cost $3,523)			3,617

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OMAN 2.9%

CORPORATE BONDS & NOTES 0.2%

Oman Sovereign Sukuk SAOC
5.932% due 10/31/2025		$400	$435

SOVEREIGN ISSUES 2.7%

Oman Government International Bond
5.375% due 03/08/2027		1,300	1,343
5.625% due 01/17/2028		2,400	2,489
6.000% due 08/01/2029		2,500	2,617
6.500% due 03/08/2047		700	694

			7,143

Total Oman (Cost $7,185)			7,578

PAKISTAN 0.4%

CORPORATE BONDS & NOTES 0.2%

Third Pakistan International Sukuk Co. Ltd.
5.500% due 10/13/2021		$200	205
5.625% due 12/05/2022		200	205

			410

SOVEREIGN ISSUES 0.2%

Pakistan Government International Bond
6.875% due 12/05/2027		400	418

Total Pakistan (Cost $785)			828

PANAMA 0.9%

CORPORATE BONDS & NOTES 0.3%

Aeropuerto Internacional de Tocumen S.A.
6.000% due 11/18/2048		$700	870

SOVEREIGN ISSUES 0.6%

Panama Government International Bond
4.300% due 04/29/2053		1,100	1,282
4.500% due 05/15/2047		300	358

			1,640

Total Panama (Cost $1,988)			2,510

PARAGUAY 0.3%

SOVEREIGN ISSUES 0.3%

Paraguay Government International Bond
4.700% due 03/27/2027		$300	331
6.100% due 08/11/2044		400	492

Total Paraguay (Cost $700)			823

PERU 1.2%

CORPORATE BONDS & NOTES 0.5%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,800	549

Petroleos del Peru S.A.
4.750% due 06/19/2032		$400	439
5.625% due 06/19/2047		300	350

			1,338

SOVEREIGN ISSUES 0.7%

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		200	205

Peru Government International Bond
5.350% due 08/12/2040	PEN	3,700	1,126
8.750% due 11/21/2033		$400	659

			1,990

Total Peru (Cost $3,023)			3,328

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PHILIPPINES 0.4%

CORPORATE BONDS & NOTES 0.4%

Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		$900	$1,119

Total Philippines (Cost $1,065)			1,119

POLAND 0.1%

SOVEREIGN ISSUES 0.1%

Poland Government International Bond
3.250% due 04/06/2026		$200	212

Total Poland (Cost $199)			212

QATAR 2.4%

CORPORATE BONDS & NOTES 0.2%

Nakilat, Inc.
6.067% due 12/31/2033		$100	122

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		350	401

			523

SOVEREIGN ISSUES 2.2%

Qatar Government International Bond
3.375% due 03/14/2024 (i)		800	838
4.000% due 03/14/2029 (i)		1,600	1,789
4.817% due 03/14/2049 (i)		1,600	1,985
5.103% due 04/23/2048		900	1,158

			5,770

Total Qatar (Cost $5,338)			6,293

ROMANIA 0.6%

SOVEREIGN ISSUES 0.6%

Romania Government International Bond
2.124% due 07/16/2031	EUR	1,400	1,607
3.500% due 04/03/2034		100	127

Total Romania (Cost $1,681)			1,734

RUSSIA 3.8%

CORPORATE BONDS & NOTES 0.3%

SCF Capital Designated Activity Co.
5.375% due 06/16/2023		$800	861

SOVEREIGN ISSUES 3.5%

Russia Government International Bond
5.625% due 04/04/2042		1,900	2,491
7.250% due 05/10/2034	RUB	86,800	1,507
7.650% due 04/10/2030		113,900	2,025
7.700% due 03/23/2033		186,000	3,346

			9,369

Total Russia (Cost $9,076)			10,230

SAUDI ARABIA 2.3%

SOVEREIGN ISSUES 2.3%

Saudi Government International Bond
3.250% due 10/26/2026		$200	207
3.625% due 03/04/2028		800	846
4.000% due 04/17/2025		1,000	1,080
4.375% due 04/16/2029		1,700	1,910
4.500% due 10/26/2046		1,900	2,109

Total Saudi Arabia (Cost $5,835)			6,152

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SENEGAL 0.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Republic of Senegal
2.500% (EUR003M + 2.500%) due 03/03/2020 «~	EUR	1,000	$1,126

SOVEREIGN ISSUES 0.4%

Senegal Government International Bond
4.750% due 03/13/2028		100	118
6.250% due 05/23/2033		$700	738
6.750% due 03/13/2048		200	202

			1,058

Total Senegal (Cost $2,128)			2,184

SERBIA 0.9%

SOVEREIGN ISSUES 0.9%

Serbia Government International Bond
1.500% due 06/26/2029	EUR	2,200	2,515

Total Serbia (Cost $2,465)			2,515

SINGAPORE 0.4%

CORPORATE BONDS & NOTES 0.4%

BOC Aviation Ltd.
2.750% due 09/18/2022		$900	904

Flex Ltd.
4.875% due 06/15/2029		100	108

Total Singapore (Cost $1,004)			1,012

SOUTH AFRICA 3.3%

CORPORATE BONDS & NOTES 1.5%

AngloGold Ashanti Holdings PLC
6.500% due 04/15/2040		$100	113

Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		800	804
6.350% due 08/10/2028		500	537
7.125% due 02/11/2025		1,000	1,026

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		500	538

Prosus NV
5.500% due 07/21/2025		200	223

Sasol Financing USA LLC
6.500% due 09/27/2028		800	889

			4,130

SOVEREIGN ISSUES 1.8%

South Africa Government International Bond
4.850% due 09/30/2029		1,300	1,303
4.875% due 04/14/2026		200	209
5.000% due 10/12/2046		300	276
5.750% due 09/30/2049		1,400	1,366
5.875% due 06/22/2030		1,500	1,625

			4,779

Total South Africa (Cost $8,630)			8,909

SRI LANKA 1.0%

SOVEREIGN ISSUES 1.0%

Sri Lanka Government International Bond
6.125% due 06/03/2025		$900	877
6.250% due 07/27/2021		368	375
6.825% due 07/18/2026		700	692
6.850% due 11/03/2025		400	402
7.850% due 03/14/2029		300	305

Total Sri Lanka (Cost $2,604)			2,651

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TANZANIA 0.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

The Ministry of Finance and Planning, Government of the United Republic of Tanzania
7.116% (LIBOR03M + 5.200%) due 06/23/2022 «~		$571	$574

SOVEREIGN ISSUES 0.1%

Tanzania Government International Bond
7.989% (US0006M + 6.000%) due 03/09/2020 ~		156	158

Total Tanzania (Cost $725)			732

THAILAND 0.5%

CORPORATE BONDS & NOTES 0.5%

Bangkok Bank PCL
3.733% due 09/25/2034 •(f)		$900	912

PTTEP Treasury Center Co. Ltd.
3.903% due 12/06/2059		300	300

Thaioil Treasury Center Co. Ltd.
5.375% due 11/20/2048		200	254

Total Thailand (Cost $1,398)			1,466

TRINIDAD AND TOBAGO 0.1%

CORPORATE BONDS & NOTES 0.1%

Trinidad Petroleum Holdings Ltd.
6.000% due 05/08/2022		$146	147

Total Trinidad and Tobago (Cost $144)			147

TURKEY 5.7%

CORPORATE BONDS & NOTES 0.3%

Hazine Mustesarligi Varlik Kiralama A/S
5.004% due 04/06/2023		$200	203

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		287	271

Turkiye Is Bankasi A/S
6.125% due 04/25/2024		400	400

			874

SOVEREIGN ISSUES 5.4%

Export-Credit Bank of Turkey
4.250% due 09/18/2022		500	491
5.375% due 10/24/2023		200	199
8.250% due 01/24/2024		800	872

Turkey Government International Bond
4.875% due 04/16/2043		1,100	910
5.125% due 02/17/2028		1,500	1,439
5.600% due 11/14/2024		200	204
5.750% due 05/11/2047		1,000	889
6.000% due 03/25/2027		2,100	2,133
6.000% due 01/14/2041		600	561
6.125% due 10/24/2028		800	812
6.350% due 08/10/2024		1,700	1,780
6.750% due 05/30/2040		1,200	1,212
6.875% due 03/17/2036		1,600	1,655
7.250% due 03/05/2038		700	746
7.625% due 04/26/2029		600	664

			14,567

Total Turkey (Cost $15,855)			15,441

UKRAINE 3.7%

SOVEREIGN ISSUES 3.7%

Ukraine Government International Bond
0.000% due 05/31/2040 ~		$1,600	1,534
6.750% due 06/20/2026	EUR	100	126
7.375% due 09/25/2032		$600	642

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.750% due 09/01/2020		$1,400	$1,443
7.750% due 09/01/2021		2,900	3,074
7.750% due 09/01/2022		1,300	1,406
7.750% due 09/01/2023		700	762
7.750% due 09/01/2024		900	985

Total Ukraine (Cost $8,955)			9,972

UNITED ARAB EMIRATES 0.5%

CORPORATE BONDS & NOTES 0.3%

DP World PLC
6.850% due 07/02/2037		$600	792

SOVEREIGN ISSUES 0.2%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		400	405

Total United Arab Emirates (Cost $926)			1,197

UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%

Barclays PLC
3.250% due 02/12/2027	GBP	100	141

HSBC Holdings PLC
4.041% due 03/13/2028 •		$200	214

Royal Bank of Scotland Group PLC
6.000% due 12/19/2023		200	223

State Savings Bank of Ukraine Via SSB PLC
9.375% due 03/10/2023 þ		70	74

Total United Kingdom (Cost $641)			652

UNITED STATES 11.2%

ASSET-BACKED SECURITIES 1.6%

Countrywide Asset-Backed Certificates Trust
2.032% due 02/25/2037 •		$900	869
2.542% due 11/25/2035 •		380	380

Credit-Based Asset Servicing & Securitization Trust
3.485% due 01/25/2037 ^þ		687	345

Morgan Stanley ABS Capital, Inc. Trust
2.557% due 01/25/2035 •		69	69
2.587% due 03/25/2034 •		621	616

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.312% due 09/25/2035 •		500	455

Soundview Home Loan Trust
2.692% due 10/25/2037 •		180	155

Wells Fargo Home Equity Asset-Backed Securities Trust
2.112% due 03/25/2037 •		1,500	1,326

			4,215

CORPORATE BONDS & NOTES 1.6%

CIMIC Group Ltd.
0.000% due 03/24/2020 (g)		1,000	991

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		300	304

Rio Oil Finance Trust
8.200% due 04/06/2028		500	579
9.250% due 07/06/2024		1,096	1,231
9.750% due 01/06/2027		830	984

Rutas 2 and 7 Finance Ltd.
0.000% due 09/30/2036 (d)		500	325

			4,414

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.0%

American Home Mortgage Investment Trust
3.407% due 09/25/2045 •		3	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Mortgage Trust
4.333% due 02/25/2036 ^~	$1	$1

BCAP LLC Trust
3.672% due 05/26/2037 ~	954	861

Bear Stearns Adjustable Rate Mortgage Trust
3.851% due 01/25/2035 ~	1	1
4.333% due 05/25/2047 ^~	12	12

Citigroup Mortgage Loan Trust
3.605% due 08/25/2035 ~	11	11
4.169% due 09/25/2037 ^~	28	28

CitiMortgage Alternative Loan Trust
2.442% due 10/25/2036 •	146	120

Civic Mortgage LLC
4.349% due 11/25/2022 þ	35	35

Countrywide Alternative Loan Trust
2.142% due 05/25/2036 ^•	162	95

GSR Mortgage Loan Trust
3.956% due 01/25/2036 ^~	4	4

IndyMac Mortgage Loan Trust
1.972% due 02/25/2037 •	238	220
2.432% due 07/25/2045 •	139	131
3.659% due 11/25/2037 ~	130	128

Lehman XS Trust
1.982% due 09/25/2046 •	178	177
2.042% due 08/25/2037 •	408	407

Morgan Stanley Mortgage Loan Trust
3.985% due 06/25/2036 ~	2	2

SunTrust Adjustable Rate Mortgage Loan Trust
4.186% due 10/25/2037 ^~	111	108

WaMu Mortgage Pass-Through Certificates Trust
4.035% due 02/25/2037 ^~	19	19
4.236% due 03/25/2036 ~	234	229

Washington Mutual Mortgage Pass-Through Certificates Trust
2.989% due 02/25/2047 ^•	237	219

		2,811

U.S. GOVERNMENT AGENCIES 7.0%

Freddie Mac
4.815% due 03/01/2036 •	13	13

Uniform Mortgage-Backed Security
2.500% due 11/01/2049 - 12/01/2049	900	890
4.000% due 07/01/2048 - 08/01/2049	3,035	3,159

Uniform Mortgage-Backed Security, TBA
2.500% due 02/01/2050	2,000	1,976
3.500% due 01/01/2050	6,200	6,375
4.000% due 01/01/2050 - 02/01/2050	6,000	6,242

		18,655

Total United States (Cost $29,267)		30,095

URUGUAY 1.0%

SOVEREIGN ISSUES 1.0%

Uruguay Government International Bond
4.975% due 04/20/2055	$500	591
5.100% due 06/18/2050	1,700	2,045

Total Uruguay (Cost $2,204)		2,636

VENEZUELA 0.6%

CORPORATE BONDS & NOTES 0.3%

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(b)	$3,750	310
5.500% due 04/12/2037 ^(b)	4,350	359
6.000% due 05/16/2024 ^(b)	380	31
6.000% due 11/15/2026 ^(b)	1,200	99

		799

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.3%

Venezuela Government International Bond
7.000% due 03/31/2038 ^(b)		$300	$36
7.650% due 04/21/2025 ^(b)		630	75
8.250% due 10/13/2024 ^(b)		3,850	462
9.000% due 05/07/2023 ^(b)		800	96
9.250% due 09/15/2027 ^(b)		1,190	143
9.375% due 01/13/2034 ^(b)		40	5
11.950% due 08/05/2031 ^(b)		490	59

			876

Total Venezuela (Cost $9,865)			1,675

VIRGIN ISLANDS (BRITISH) 0.1%

CORPORATE BONDS & NOTES 0.1%

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020		$390	396

Total Virgin Islands (British) (Cost $390)			396

ZAMBIA 0.3%

SOVEREIGN ISSUES 0.3%

Zambia Government International Bond
5.375% due 09/20/2022		$500	342
8.500% due 04/14/2024		200	139
8.970% due 07/30/2027		400	277

Total Zambia (Cost $763)			758

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (h) 0.9%
			2,445

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.2%

Nigeria Open Market Operation Bills
13.300% due 09/17/2020	NGN	250,000	625

Total Short-Term Instruments (Cost $3,070)			3,070

Total Investments in Securities (Cost $276,710)			280,154

		SHARES
INVESTMENTS IN AFFILIATES 3.4%

SHORT-TERM INSTRUMENTS 3.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.4%

PIMCO Short-Term Floating NAV Portfolio III		930,348	9,204

Total Short-Term Instruments (Cost $9,202)			9,204

Total Investments in Affiliates (Cost $9,202)			9,204

Total Investments 107.9% (Cost $285,912)			$289,358

Financial Derivative Instruments (j)(k) 0.2% (Cost or Premiums, net $(708))			465

Other Assets and Liabilities, net (8.1)%			(21,571)

Net Assets 100.0%			$268,252

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	03/24/2020	09/27/2019	$ 990	$991	0.37%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	1.550%	12/30/2019	01/06/2020	$2,057	U.S. Treasury Bonds 3.375% due 11/15/2048	$(1,331)	$2,057	$2,057
					U.S. Treasury Notes 2.375% due 02/29/2024	(725)
FICC	1.250	12/31/2019	01/02/2020	388	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	(401)	388	388

Total Repurchase Agreements						$(2,457)	$2,445	$2,445

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.125%	12/10/2019	01/10/2020	$(2,709)	$(2,713)
BPS	1.970	11/19/2019	01/21/2020	(1,788)	(1,792)
	2.200	12/05/2019	01/06/2020	(801)	(802)
	2.080	01/06/2020	02/07/2020	(804)	(804)
FOB	2.150	11/26/2019	01/22/2020	(2,243)	(2,248)
JML	2.350	11/20/2019	01/17/2020	(2,633)	(2,640)

Total Reverse Repurchase Agreements					$(10,999)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
United States (1.3)%
U.S. Treasury Obligations (1.3)%
U.S. Treasury Bonds	3.375%	11/15/2048	$1,100	$(1,347)	$(1,331)
U.S. Treasury Notes	2.375	02/29/2024	700	(720)	(725)
U.S. Treasury Notes	2.625	02/15/2029	1,400	(1,483)	(1,498)

Total Short Sales (1.3)%				$(3,550)	$(3,554)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$2,057	$(2,713)	$0	$0	$(656)	$809	$153
BPS	0	(3,398)	0	0	(3,398)	2,783	(615)
FICC	388	0	0	0	388	(401)	(13)
FOB	0	(2,248)	0	0	(2,248)	2,354	106
JML	0	(2,640)	0	0	(2,640)	2,944	304

Master Securities Forward Transaction Agreement
BCY	0	0	0	(1,498)	(1,498)	0	(1,498)
BPG	0	0	0	(2,056)	(2,056)	0	(2,056)

Total Borrowings and Other Financing Transactions	$2,445	$(10,999)	$0	$(3,554)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(4,961)	$0	$0	$(4,961)
Sovereign Issues	0	(5,234)	0	0	(5,234)

Total Borrowings	$0	$(10,195)	$0	$0	$(10,195)

Payable for reverse repurchase agreements(5)					$(10,195)

(i)	Securities with an aggregate market value of $10,986 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(1,963) at a weighted average interest rate of 2.086%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $25 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(804) is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note March Futures	03/2020	122	$14,470	$(74)	$0	$(3)
U.S. Treasury 10-Year Note March Futures	03/2020	60	7,705	(66)	0	(7)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2020	52	9,446	(284)	0	(60)

				$(424)	$0	$(70)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	21

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond March Futures	03/2020	39	$(7,458)	$128	$49	$0
U.S. Treasury 2-Year Note March Futures	03/2020	21	(4,526)	6	0	(1)

				$134	$49	$(1)

Total Futures Contracts				$(290)	$49	$(71)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.652%	$100	$(7)	$8	$1	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$	776	$(4)	$0	$(4)	$0	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		2,000	(67)	18	(49)	0	0

						$(71)	$18	$(53)	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	11.680%	Maturity	01/04/2021	BRL	800	$4	$(30)	$(26)	$0	$0
Receive	1-Year BRL-CDI	12.850	Maturity	01/04/2021		1,290	(15)	(47)	(62)	0	0
Receive	1-Year BRL-CDI	16.150	Maturity	01/04/2021		6,900	(237)	(257)	(494)	1	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	$	5,700	(494)	363	(131)	0	(12)
Pay	6-Month CLP-CHILIBOR	3.315	Semi-Annual	11/15/2029	CLP	792,000	0	40	40	1	0
Pay	6-Month CLP-CHILIBOR	3.460	Semi-Annual	11/18/2029		79,300	0	5	5	0	0
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025	EUR	1,200	12	16	28	3	0
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		1,000	18	24	42	5	0

							$(712)	$114	$(598)	$10	$(12)

Total Swap Agreements							$(790)	$140	$(650)	$10	$(12)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$49	$10	$59	$0	$(71)	$(12)	$(83)

Cash of $1,433 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2020		$683	EGP	12,427	$85	$0

BPS	01/2020	EUR	111		$124	0	0
	01/2020		$520	EUR	467	4	0
	03/2020		1,342	IDR	19,127,642	33	0

BRC	01/2020	GBP	96		$124	0	(3)

CBK	01/2020	BRL	1,508		371	0	(4)
	01/2020	PEN	10,751		3,202	0	(42)
	01/2020		$374	BRL	1,508	1	0
	01/2020		402	EUR	362	4	0
	01/2020		3,202	PEN	10,752	42	0
	01/2020		117	RUB	7,483	4	0
	02/2020	PEN	1,238		$364	0	(9)
	02/2020		$370	BRL	1,508	4	0
	02/2020		675	COP	2,340,084	36	0
	02/2020		674	EGP	12,290	85	0
	03/2020	PEN	10,751		$3,195	0	(44)
	03/2020		$1,299	COP	4,434,538	44	0
	03/2020		549	EGP	9,089	10	0

DUB	01/2020	BRL	4,188		$1,039	0	(2)
	01/2020		$991	BRL	4,188	50	0
	04/2020		762	EGP	12,690	14	0

FBF	02/2020	COP	5,775,656		$1,733	0	(21)

GLM	01/2020	BRL	5,513		1,338	0	(33)
	01/2020	MXN	4,917		251	0	(8)
	01/2020		$1,349	BRL	5,513	22	0
	02/2020	COP	844,046		$253	0	(3)
	02/2020	RUB	185,195		2,889	0	(81)
	02/2020		$114	EGP	2,105	16	0

HUS	01/2020	BRL	1,433		$356	0	(1)
	01/2020	RUB	229,283		3,469	0	(219)
	01/2020		$337	BRL	1,433	20	0
	02/2020		294	EGP	4,813	4	0
	09/2020	NGN	231,750		$600	0	0

JPM	03/2020		$260	EGP	4,289	5	0

MYI	01/2020	EUR	10,132		$11,203	0	(167)
	02/2020		$1,109	EGP	18,396	28	0
	04/2020		621		10,371	13	0

RBC	02/2020	COP	3,335		$1	0	0

SSB	01/2020		$2,244	PEN	7,618	54	0

TOR	02/2020	COP	53,316		$16	0	0

UAG	01/2020	EUR	951		1,056	0	(11)

Total Forward Foreign Currency Contracts						$578	$(648)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	800	$(10)	$0

DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	700	(7)	0

						$(17)	$0

Total Written Options						$(17)	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	23

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	Turkey Government International Bond	(1.000)%	Quarterly	12/20/2024	2.791%	$600	$73	$(25)	$48	$0

CBK	Turkey Government International Bond	(1.000)	Quarterly	09/20/2020	0.810	300	26	(27)	0	(1)

GST	Turkey Government International Bond	(1.000)	Quarterly	09/20/2020	0.810	100	9	(8)	0	1
	Turkey Government International Bond	(1.000)	Quarterly	12/20/2024	2.791	3,400	426	(154)	272	0

HUS	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	0.898	100	0	(1)	0	(1)
	Turkey Government International Bond	(1.000)	Quarterly	12/20/2024	2.791	300	24	0	24	0

JPM	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	0.898	200	0	(1)	0	(1)

							$558	$(216)	$344	$(2)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2020	0.294%	$300	$(18)	$19	$1	$0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.156	300	(16)	18	2	0
	Huarong Finance Co. Ltd.	1.000	Quarterly	10/23/2020	0.498	200	0	1	1	0
	Indonesia Government International Bond	1.000	Quarterly	09/20/2020	0.077	400	(25)	28	3	0
	Peru Government International Bond	1.000	Quarterly	09/20/2020	0.072	200	(8)	9	1	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.497	1,500	21	12	33	0

BPS	Indonesia Government International Bond	1.000	Quarterly	12/20/2021	0.170	500	(15)	23	8	0

BRC	Chile Government International Bond	1.000	Quarterly	12/20/2021	0.162	3,000	41	9	50	0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.156	400	(23)	26	3	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	0.514	100	(14)	16	2	0
	Nigeria Government International Bond	5.000	Quarterly	12/20/2021	2.306	400	22	(1)	21	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.563	500	5	6	11	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.805	500	(36)	38	2	0

CBK	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	0.514	300	(41)	47	6	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2020	0.501	400	2	0	2	0
	Uruguay Government International Bond	1.000	Quarterly	06/20/2020	0.400	1,800	(17)	23	6	0

DUB	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.156	200	(11)	12	1	0
	Egypt Government International Bond	1.000	Quarterly	06/20/2020	1.397	400	(12)	11	0	(1)
	Penerbangan Malaysia Bhd.	1.000	Quarterly	03/20/2020	0.048	200	(2)	3	1	0

FBF	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.156	200	(11)	12	1	0
	Ecuador Government International Bond	5.000	Quarterly	06/20/2021	9.764	600	(39)	2	0	(37)
	Ecuador Government International Bond	5.000	Quarterly	12/20/2021	9.747	300	(23)	(1)	0	(24)
	Egypt Government International Bond	1.000	Quarterly	12/20/2021	2.026	700	(60)	46	0	(14)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2021	0.140	2,900	(188)	226	38	0

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2020	0.294	200	(12)	13	1	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	0.514	100	(14)	16	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.784	100	(1)	2	1	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.563	300	3	3	6	0

HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2020	0.275	1,000	3	(1)	2	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2020	0.294	700	1	2	3	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2020	0.160	1,700	9	(2)	7	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.559	400	(6)	13	7	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.685	200	(3)	6	3	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.497	4,100	43	48	91	0

JPM	Indonesia Government International Bond	1.000	Quarterly	09/20/2020	0.077	300	(19)	21	2	0
	Israel Government International Bond	1.000	Quarterly	06/20/2024	0.432	400	10	0	10	0

MYC	Indonesia Government International Bond	1.000	Quarterly	06/20/2024	0.557	1,700	(3)	36	33	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.784	500	(3)	8	5	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.497	1,400	8	23	31	0

UAG	Indonesia Government International Bond	1.000	Quarterly	06/20/2021	0.140	100	(7)	8	1	0

							$(459)	$781	$398	$(76)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month CNY-CNREPOFIX	3.115%	Quarterly	11/13/2024	CNY	20,000	$0	$(26)	$0	$(26)

BRC	Pay	3-Month CNY-CNREPOFIX	2.695	Quarterly	08/09/2024		21,000	0	(29)	0	(29)

CBK	Receive	3-Month CNY-CNREPOFIX	2.910	Quarterly	12/18/2024		20,000	0	4	4	0

GST	Pay	3-Month CNY-CNREPOFIX	2.746	Quarterly	08/20/2024		20,400	0	(22)	0	(22)

SCX	Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	08/08/2024		19,700	0	(26)	0	(26)
	Receive	3-Month CNY-CNREPOFIX	2.990	Quarterly	12/16/2024		18,500	0	(6)	0	(6)

								$0	$(105)	$4	$(109)

Total Swap Agreements								$99	$460	$746	$(187)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$85	$0	$41	$126	$0	$0	$(26)	$(26)	$100	$(80)	$20
BPS	37	0	56	93	0	0	0	0	93	0	93
BRC	0	0	89	89	(3)	0	(29)	(32)	57	0	57
CBK	230	0	18	248	(99)	0	(1)	(100)	148	0	148
DUB	64	0	2	66	(2)	0	(1)	(3)	63	(10)	53
FBF	0	0	39	39	(21)	0	(75)	(96)	(57)	0	(57)
GLM	38	0	0	38	(125)	0	0	(125)	(87)	0	(87)
GST	0	0	282	282	0	0	(21)	(21)	261	(360)	(99)
HUS	24	0	137	161	(220)	0	(1)	(221)	(60)	0	(60)
JPM	5	0	12	17	0	0	(1)	(1)	16	0	16
MYC	0	0	69	69	0	0	0	0	69	0	69
MYI	41	0	0	41	(167)	0	0	(167)	(126)	0	(126)
SCX	0	0	0	0	0	0	(32)	(32)	(32)	0	(32)
SSB	54	0	0	54	0	0	0	0	54	0	54
UAG	0	0	1	1	(11)	0	0	(11)	(10)	0	(10)

Total Over the Counter	$578	$0	$746	$1,324	$(648)	$0	$(187)	$(835)

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	25

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$49	$49
Swap Agreements	0	0	0	0	10	10

	$0	$0	$0	$0	$59	$59

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$578	$0	$578
Swap Agreements	0	742	0	0	4	746

	$0	$742	$0	$578	$4	$1,324

	$0	$742	$0	$578	$63	$1,383

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$71	$71
Swap Agreements	0	0	0	0	12	12

	$0	$0	$0	$0	$83	$83

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$648	$0	$648
Swap Agreements	0	78	0	0	109	187

	$0	$78	$0	$648	$109	$835

	$0	$78	$0	$648	$192	$918

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,341	$1,341
Swap Agreements	0	205	0	0	(222)	(17)

	$0	$205	$0	$0	$1,119	$1,324

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,212	$0	$1,212
Written Options	0	8	0	0	1	9
Swap Agreements	0	506	0	0	0	506

	$0	$514	$0	$1,212	$1	$1,727

	$0	$719	$0	$1,212	$1,120	$3,051

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(673)	$(673)
Swap Agreements	0	15	0	0	440	455

	$0	$15	$0	$0	$(233)	$(218)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$65	$0	$65
Written Options	0	0	0	0	(1)	(1)
Swap Agreements	0	(86)	0	0	(105)	(191)

	$0	$(86)	$0	$65	$(106)	$(127)

	$0	$(71)	$0	$65	$(339)	$(345)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Angola
Sovereign Issues	$0	$1,650	$0	$1,650
Argentina
Sovereign Issues	0	7,331	0	7,331
Armenia
Sovereign Issues	0	298	0	298
Austria
Corporate Bonds & Notes	0	224	0	224
Azerbaijan
Corporate Bonds & Notes	0	2,850	0	2,850
Sovereign Issues	0	215	0	215
Bahamas
Sovereign Issues	0	1,397	0	1,397
Bahrain
Sovereign Issues	0	215	0	215
Brazil
Corporate Bonds & Notes	0	8,181	0	8,181
Loan Participations and Assignments	0	0	1,613	1,613
Sovereign Issues	0	1,586	0	1,586
Cayman Islands
Asset-Backed Securities	0	0	267	267
Corporate Bonds & Notes	0	10,881	0	10,881
Chile
Corporate Bonds & Notes	0	5,340	0	5,340
China
Corporate Bonds & Notes	0	3,853	0	3,853
Colombia
Corporate Bonds & Notes	0	1,077	0	1,077
Sovereign Issues	0	4,736	0	4,736
Costa Rica
Sovereign Issues	0	1,628	0	1,628
Dominican Republic
Sovereign Issues	0	6,294	0	6,294
Ecuador
Sovereign Issues	0	3,166	0	3,166
Egypt
Sovereign Issues	0	6,426	0	6,426
El Salvador
Sovereign Issues	0	1,757	0	1,757
Gabon
Sovereign Issues	0	212	0	212
Germany
Corporate Bonds & Notes	0	1,221	0	1,221
Ghana
Sovereign Issues	0	2,287	0	2,287
Guatemala
Sovereign Issues	0	1,898	0	1,898
Hong Kong
Corporate Bonds & Notes	0	3,127	0	3,127
Hungary
Sovereign Issues	0	516	0	516
India
Corporate Bonds & Notes	0	418	0	418
Sovereign Issues	0	922	0	922
Indonesia
Corporate Bonds & Notes	0	8,577	0	8,577
Sovereign Issues	0	12,853	0	12,853
Ireland
Corporate Bonds & Notes	0	3,449	0	3,449
Ivory Coast
Sovereign Issues	0	688	0	688
Jersey, Channel Islands
Asset-Backed Securities	0	0	214	214
Jordan
Sovereign Issues	0	1,380	0	1,380

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Kazakhstan
Corporate Bonds & Notes	$0	$2,787	$0	$2,787
Sovereign Issues	0	743	0	743
Kenya
Sovereign Issues	0	1,740	0	1,740
Luxembourg
Corporate Bonds & Notes	0	11,143	336	11,479
Malaysia
Corporate Bonds & Notes	0	242	0	242
Mauritius
Corporate Bonds & Notes	0	505	0	505
Mexico
Corporate Bonds & Notes	0	12,923	0	12,923
Sovereign Issues	0	6,658	0	6,658
Mongolia
Sovereign Issues	0	1,266	0	1,266
Morocco
Corporate Bonds & Notes	0	332	0	332
Namibia
Sovereign Issues	0	312	0	312
Netherlands
Corporate Bonds & Notes	0	2,488	0	2,488
Nigeria
Sovereign Issues	0	3,617	0	3,617
Oman
Corporate Bonds & Notes	0	435	0	435
Sovereign Issues	0	7,143	0	7,143
Pakistan
Corporate Bonds & Notes	0	410	0	410
Sovereign Issues	0	418	0	418
Panama
Corporate Bonds & Notes	0	870	0	870
Sovereign Issues	0	1,640	0	1,640
Paraguay
Sovereign Issues	0	823	0	823
Peru
Corporate Bonds & Notes	0	1,338	0	1,338
Sovereign Issues	0	1,990	0	1,990
Philippines
Corporate Bonds & Notes	0	1,119	0	1,119
Poland
Sovereign Issues	0	212	0	212
Qatar
Corporate Bonds & Notes	0	523	0	523
Sovereign Issues	0	5,770	0	5,770
Romania
Sovereign Issues	0	1,734	0	1,734
Russia
Corporate Bonds & Notes	0	861	0	861
Sovereign Issues	0	9,369	0	9,369
Saudi Arabia
Sovereign Issues	0	6,152	0	6,152
Senegal
Loan Participations and Assignments	0	0	1,126	1,126
Sovereign Issues	0	1,058	0	1,058
Serbia
Sovereign Issues	0	2,515	0	2,515
Singapore
Corporate Bonds & Notes	0	1,012	0	1,012
South Africa
Corporate Bonds & Notes	0	4,130	0	4,130
Sovereign Issues	0	4,779	0	4,779
Sri Lanka
Sovereign Issues	0	2,651	0	2,651
Tanzania
Loan Participations and Assignments	0	0	574	574
Sovereign Issues	0	158	0	158

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	27

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Thailand
Corporate Bonds & Notes	$0	$1,466	$0	$1,466
Trinidad and Tobago
Corporate Bonds & Notes	0	147	0	147
Turkey
Corporate Bonds & Notes	0	874	0	874
Sovereign Issues	0	14,567	0	14,567
Ukraine
Sovereign Issues	0	9,972	0	9,972
United Arab Emirates
Corporate Bonds & Notes	0	792	0	792
Sovereign Issues	0	405	0	405
United Kingdom
Corporate Bonds & Notes	0	652	0	652
United States
Asset-Backed Securities	0	4,215	0	4,215
Corporate Bonds & Notes	0	4,414	0	4,414
Non-Agency Mortgage-Backed Securities	0	2,811	0	2,811
U.S. Government Agencies	0	18,655	0	18,655
Uruguay
Sovereign Issues	0	2,636	0	2,636
Venezuela
Corporate Bonds & Notes	0	799	0	799
Sovereign Issues	0	876	0	876
Virgin Islands (British)
Corporate Bonds & Notes	0	396	0	396
Zambia
Sovereign Issues	0	758	0	758
Short-Term Instruments
Repurchase Agreements	0	2,445	0	2,445

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Short-Term Notes	$0	$625	$0	$625

	$0	$276,024	$4,130	$280,154

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,204	$0	$0	$9,204

Total Investments	$9,204	$276,024	$4,130	$289,358

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(3,554)	$0	$(3,554)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	49	10	0	59
Over the counter	0	1,324	0	1,324

	$49	$1,334	$0	$1,383

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(71)	(12)	0	(83)
Over the counter	0	(835)	0	(835)

	$(71)	$(847)	$0	$(918)

Total Financial Derivative Instruments	$(22)	$487	$0	$465

Totals	$9,182	$272,957	$4,130	$286,269

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2019:

Category and Subcategory	Beginning Balance at 12/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2019(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$1,545	$0	$0	$0	$0	$68	$0	$0	$1,613	$67
Cayman Islands
Asset-Backed Securities	0	332	(67)	1	0	1	0	0	267	1
Jersey, Channel Islands
Asset-Backed Securities	0	303	(92)	1	1	1	0	0	214	1
Luxembourg
Asset-Backed Securities	72	0	(70)	1	2	(5)	0	0	0	0
Corporate Bonds & Notes	0	505	0	0	0	(169)	0	0	336	(169)
Mexico
Common Stocks	0	0	0	0	0	0	0	0	0	0
Senegal
Loan Participations and Assignments	0	1,104	0	0	0	22	0	0	1,126	22
Tanzania
Loan Participations and Assignments	984	683	(1,114)	0	0	21	0	0	574	5

Totals	$2,601	$2,956	$(1,372)	$3	$3	$(61)	$0	$0	$4,130	$(102)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

				(% Unless Otherwise Noted)
Category and Subcategory	Ending Balance at 12/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$1,613	Proxy Pricing	Base Price	101.080	—
Cayman Islands
Asset-Backed Securities	267	Other Valuation Techniques(2)	—	—	—
Jersey, Channel Islands
Asset-Backed Securities	214	Other Valuation Techniques(2)	—	—	—
Luxembourg
Corporate Bonds & Notes	336	Market Based Approach	Recovery Value	47.609	—
Mexico
Common Stocks	0	Other Valuation Techniques(2)	—	—	—
Senegal
Loan Participations and Assignments	1,126	Proxy Pricing	Base Price	100.013	—
Tanzania
Loan Participations and Assignments	574	Third Party Vendor	Broker Quote	100.500	—

Total	$4,130

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved

ANNUAL REPORT	DECEMBER 31, 2019	31

Notes to Financial Statements (Cont.)

pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2019	33

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Market based valuation estimates fair value by projecting the company’s market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$5,838	$(5,838)	$0	$0	$0	$0	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$1,359	$122,039	$(114,200)	$5	$1	$9,204	$139	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

ANNUAL REPORT	DECEMBER 31, 2019	35

Notes to Financial Statements (Cont.)

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified

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institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2019, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as

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Notes to Financial Statements (Cont.)

a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if

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the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of

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Notes to Financial Statements (Cont.)

Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced

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index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please

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Notes to Financial Statements (Cont.)

see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	DECEMBER 31, 2019	43

Notes to Financial Statements (Cont.)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.45%	0.40%	0.40%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$82,840	$64,036	$99,394	$106,147

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2019	45

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	338	$4,356	915	$11,483

Class M	2	25	6	77

Administrative Class	3,624	46,109	2,488	31,217

Advisor Class	882	11,288	973	12,256
Issued as reinvestment of distributions

Institutional Class	160	2,053	135	1,673

Class M	3	38	3	37

Administrative Class	602	7,746	631	7,815

Advisor Class	159	2,051	160	1,985
Cost of shares redeemed

Institutional Class	(296)	(3,792)	(230)	(2,813)

Class M	(13)	(169)	(11)	(129)

Administrative Class	(5,246)	(67,131)	(5,149)	(63,850)

Advisor Class	(1,091)	(13,961)	(1,335)	(16,491)

Net increase (decrease) resulting from Portfolio share transactions	(876)	$(11,387)	(1,414)	$(16,740)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 63% of the Portfolio. One of the shareholders is a related party of the Portfolio and comprises 36% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Emerging Markets Bond Portfolio	$5,730	$0	$(580)	$0	$(4,191)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Bond Portfolio	$0	$4,191

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Emerging Markets Bond Portfolio	$285,968	$20,225	$(20,841)	$(616)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Emerging Markets Bond Portfolio	$11,888	$0	$0	$11,511	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2019	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Emerging Markets Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services LLC

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BOS	BofA Securities, Inc.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada

BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank

CBK	Citibank N.A.	JML	JP Morgan Securities Plc	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:

BRL	Brazilian Real	EGP	Egyptian Pound	NGN	Nigerian Naira

CLP	Chilean Peso	EUR	Euro	PEN	Peruvian New Sol

CNY	Chinese Renminbi (Mainland)	GBP	British Pound	RUB	Russian Ruble

COP	Colombian Peso	IDR	Indonesian Rupiah	USD (or $)	United States Dollar

DOP	Dominican Peso	MXN	Mexican Peso

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.EM	Credit Derivatives Index - Emerging Markets	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate

CNREPOFIX	China Fixing Repo Rates 7-Day	LIBOR03M	3 Month USD-LIBOR	US0006M	6 Month USD Swap Rate

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

CDI	Brazil Interbank Deposit Rate	JSC	Joint Stock Company	TBA	To-Be-Announced

CHILIBOR	Chile Interbank Offered Rate	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2019	49

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Emerging Markets Bond Portfolio	0.00%	0.00%	$956	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

50	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2019	51

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

52	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2019	53

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

ANNUAL REPORT	DECEMBER 31, 2019	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

ANNUAL REPORT	DECEMBER 31, 2019	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2019	59

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT04AR_123119

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO Global Bond Opportunities Portfolio (Unhedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO Global Bond Opportunities Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Bond Opportunities Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at

4	PIMCO VARIABLE INSURANCE TRUST

least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Bond Opportunities Portfolio (Unhedged)	01/10/02	01/31/06	01/10/02	10/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

ANNUAL REPORT	DECEMBER 31, 2019	5

PIMCO Global Bond Opportunities Portfolio (Unhedged)

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of December 31, 2019†§

United States	50.2%

United Kingdom	7.4%

Short-Term Instruments‡	6.7%

Spain	4.7%

Denmark	3.6%

China	3.4%

Japan	3.3%

France	3.2%

Italy	2.8%

Netherlands	2.1%

Cayman Islands	1.9%

Saudi Arabia	1.4%

Qatar	1.3%

Germany	1.0%

Peru	1.0%

Other	6.0%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Bond Opportunities Portfolio (Unhedged) Institutional Class	6.28%	2.13%	3.01%	4.24%
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	6.12%	1.97%	2.86%	5.25%
PIMCO Global Bond Opportunities Portfolio (Unhedged) Advisor Class	6.02%	1.87%	2.76%	3.96%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index±	6.84%	2.31%	2.48%	4.70%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 12/31/2001.

± Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.84% for Institutional Class shares, 0.99% for Administrative Class shares, and 1.09% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro) or the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to duration in the U.S. contributed to performance as yields decreased.

»	Positions in investment-grade corporate credit contributed to performance as spreads tightened.

»	Modest exposure to a basket of select emerging market currencies, particularly the Russian ruble, contributed to performance as the Russian ruble appreciated relative to the U.S. dollar.

»

Long exposure to duration in periphery Eurozone countries during the fourth quarter of 2019, specifically Italy, detracted from relative performance as yields increased during the fourth quarter of 2019.

»	Long exposure to duration in Canada in the fourth quarter of 2019 detracted from performance as yields increased in the fourth quarter of 2019.

»	Short exposure to duration in the U.K. detracted from performance as yields decreased.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Bond Opportunities Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,014.20	$4.65	$1,000.00	$1,020.73	$4.66	0.91%
Administrative Class	1,000.00	1,013.40	5.41	1,000.00	1,019.97	5.43	1.06
Advisor Class	1,000.00	1,012.90	5.92	1,000.00	1,019.46	5.94	1.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2019	7

Financial Highlights PIMCO Global Bond Opportunities Portfolio (Unhedged)

		Investment Operations			Less distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

12/31/2019	$10.96	$0.27	$0.41	$0.68	$(0.29)	$0.00	$0.00	$(0.29)

12/31/2018	12.29	0.27	(0.77)	(0.50)	(0.76)	(0.03)	(0.04)	(0.83)

12/31/2017	11.54	0.21	0.80	1.01	(0.26)	0.00	0.00	(0.26)

12/31/2016	11.26	0.24	0.24	0.48	(0.20)	0.00	0.00	(0.20)

12/31/2015	11.95	0.23	(0.69)	(0.46)	0.00	0.00	(0.23)	(0.23)
Administrative Class

12/31/2019	10.96	0.26	0.40	0.66	(0.27)	0.00	0.00	(0.27)

12/31/2018	12.29	0.25	(0.77)	(0.52)	(0.74)	(0.03)	(0.04)	(0.81)

12/31/2017	11.54	0.19	0.80	0.99	(0.24)	0.00	0.00	(0.24)

12/31/2016	11.26	0.23	0.23	0.46	(0.18)	0.00	0.00	(0.18)

12/31/2015	11.95	0.21	(0.69)	(0.48)	0.00	0.00	(0.21)	(0.21)
Advisor Class

12/31/2019	10.96	0.25	0.40	0.65	(0.26)	0.00	0.00	(0.26)

12/31/2018	12.29	0.24	(0.77)	(0.53)	(0.73)	(0.03)	(0.04)	(0.80)

12/31/2017	11.54	0.18	0.80	0.98	(0.23)	0.00	0.00	(0.23)

12/31/2016	11.26	0.22	0.23	0.45	(0.17)	0.00	0.00	(0.17)

12/31/2015	11.95	0.20	(0.69)	(0.49)	0.00	0.00	(0.20)	(0.20)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data

			Ratios to Average Net Assets
Net Assets Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.35	6.28%	$9,625	0.88%	0.88%	0.75%	0.75%	2.46%	382%

10.96	(4.05)	9,561	0.84	0.84	0.75	0.75	2.27	255

12.29	8.79	10,067	0.81	0.81	0.75	0.75	1.73	339

11.54	4.20	9,237	0.77	0.77	0.75	0.75	2.03	676

11.26	(3.89)	6,123	0.75	0.75	0.75	0.75	1.98	506

11.35	6.12	159,222	1.03	1.03	0.90	0.90	2.31	382

10.96	(4.19)	166,921	0.99	0.99	0.90	0.90	2.12	255

12.29	8.63	198,189	0.96	0.96	0.90	0.90	1.58	339

11.54	4.04	197,606	0.92	0.92	0.90	0.90	1.93	676

11.26	(4.03)	201,031	0.90	0.90	0.90	0.90	1.84	506

11.35	6.02	23,386	1.13	1.13	1.00	1.00	2.21	382

10.96	(4.29)	23,856	1.09	1.09	1.00	1.00	2.01	255

12.29	8.52	29,267	1.06	1.06	1.00	1.00	1.47	339

11.54	3.94	31,111	1.02	1.02	1.00	1.00	1.82	676

11.26	(4.13)	34,790	1.00	1.00	1.00	1.00	1.73	506

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	9

Statement of Assets and Liabilities PIMCO Global Bond Opportunities Portfolio (Unhedged)

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$266,412
Investments in Affiliates	9,272
Financial Derivative Instruments
Exchange-traded or centrally cleared	835
Over the counter	4,255
Cash	1
Deposits with counterparty	4,933
Foreign currency, at value	1,558
Receivable for investments sold	7,284
Receivable for TBA investments sold	62,833
Receivable for Portfolio shares sold	169
Interest and/or dividends receivable	1,408
Dividends receivable from Affiliates	17
Other assets	1
Total Assets	358,978

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$14,174
Payable for short sales	4,028
Financial Derivative Instruments
Exchange-traded or centrally cleared	695
Over the counter	2,795
Payable for investments purchased	4,631
Payable for investments in Affiliates purchased	17
Payable for TBA investments purchased	137,684
Deposits from counterparty	2,414
Payable for Portfolio shares redeemed	161
Accrued investment advisory fees	40
Accrued supervisory and administrative fees	81
Accrued distribution fees	5
Accrued servicing fees	20
Total Liabilities	166,745

Net Assets	$192,233

Net Assets Consist of:

Paid in capital	$189,614
Distributable earnings (accumulated loss)	2,619

Net Assets	$192,233

Net Assets:

Institutional Class	$9,625
Administrative Class	159,222
Advisor Class	23,386

Shares Issued and Outstanding:

Institutional Class	849
Administrative Class	14,033
Advisor Class	2,061

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.35
Administrative Class	11.35
Advisor Class	11.35

Cost of investments in securities	$259,273

Cost of investments in Affiliates	$9,291
Cost of foreign currency held	$1,547
Proceeds received on short sales	$3,987
Cost or premiums of financial derivative instruments, net	$217

* Includes repurchase agreements of:	$2,197

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Opportunities Portfolio (Unhedged)

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Interest, net of foreign taxes*	$6,390
Dividends	18
Dividends from Investments in Affiliates	236
Total Income	6,644

Expenses:

Investment advisory fees	497
Supervisory and administrative fees	994
Servicing fees - Administrative Class	248
Distribution and/or servicing fees - Advisor Class	59
Trustee fees	5
Interest expense	256
Miscellaneous expense	1
Total Expenses	2,060

Net Investment Income (Loss)	4,584

Net Realized Gain (Loss):

Investments in securities	2,893
Investments in Affiliates	(3)
Exchange-traded or centrally cleared financial derivative instruments	(5,459)
Over the counter financial derivative instruments	(211)
Short sales	(263)
Foreign currency	(608)

Net Realized Gain (Loss)	(3,651)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	5,517
Investments in Affiliates	14
Exchange-traded or centrally cleared financial derivative instruments	1,883
Over the counter financial derivative instruments	3,610
Short sales	(44)
Foreign currency assets and liabilities	(169)

Net Change in Unrealized Appreciation (Depreciation)	10,811

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,744

* Foreign tax withholdings	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Statements of Changes in Net Assets PIMCO Global Bond Opportunities Portfolio (Unhedged)

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,584	$4,641
Net realized gain (loss)	(3,651)	(4,111)
Net change in unrealized appreciation (depreciation)	10,811	(9,743)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,744	(9,213)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(253)	(656)
Administrative Class	(4,072)	(11,397)
Advisor Class	(554)	(1,609)

Tax basis return of capital
Institutional Class	0	(36)
Administrative Class	0	(674)
Advisor Class	0	(99)

Total Distributions(a)	(4,879)	(14,471)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(14,970)	(13,501)

Total Increase (Decrease) in Net Assets	(8,105)	(37,185)

Net Assets:

Beginning of year	200,338	237,523
End of year	$192,233	$200,338

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged)

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 138.6%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
42.836% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	3,640	$32
56.589% (ARLLMONP) due 06/21/2020 ~(a)		6,980	63

Autonomous City of Buenos Aires Argentina
51.313% (BADLARPP + 5.000%) due 01/23/2022 ~(a)		500	6

Provincia de Buenos Aires
52.270% (BADLARPP + 3.750%) due 04/12/2025 ~(a)		620	5

Total Argentina (Cost $530)			106

AUSTRALIA 0.7%

CORPORATE BONDS & NOTES 0.3%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$600	629

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Liberty Funding Pty. Ltd.
2.265% due 01/25/2049 •	AUD	314	221

SOVEREIGN ISSUES 0.3%

Queensland Treasury Corp.
4.250% due 07/21/2023		800	621

Total Australia (Cost $1,627)			1,471

BRAZIL 0.6%

CORPORATE BONDS & NOTES 0.6%

Petrobras Global Finance BV
5.093% due 01/15/2030		$1,060	1,137

Total Brazil (Cost $1,103)			1,137

CANADA 1.1%

CORPORATE BONDS & NOTES 0.6%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$95	97

Enbridge, Inc.
2.594% (US0003M + 0.700%) due 06/15/2020 ~		200	200

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	300	364

HSBC Bank Canada
3.300% due 11/28/2021		$500	513

			1,174

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Canadian Mortgage Pools
2.065% (CDOR01 + 0.100%) due 06/01/2020 ~		132	102
2.265% (CDOR01 + 0.300%) due 07/01/2020 - 08/01/2020 ~		565	435

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	163	127

			664

SOVEREIGN ISSUES 0.1%

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		236	229

Total Canada (Cost $2,019)			2,067

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 2.7%

ASSET-BACKED SECURITIES 1.8%

California Street CLO Ltd.
3.031% due 10/15/2025 •		$698	$699

Evans Grove CLO Ltd.
2.834% due 05/28/2028 •		100	99

Figueroa CLO Ltd.
2.901% due 01/15/2027 •		310	310

Gallatin CLO Ltd.
3.016% due 01/21/2028 •		300	300

Jamestown CLO Ltd.
3.222% due 01/17/2027 •		784	784

Palmer Square Loan Funding Ltd.
2.810% due 11/15/2026 •		380	380

Symphony CLO Ltd.
2.951% due 07/14/2026 •		500	500

THL Credit Wind River CLO Ltd.
2.881% due 01/15/2026 •		359	359

Venture CDO Ltd.
2.881% due 04/15/2027 •		100	100

			3,531

CORPORATE BONDS & NOTES 0.9%

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		300	324

KSA Sukuk Ltd.
2.894% due 04/20/2022		300	305
4.303% due 01/19/2029		500	556

Sands China Ltd.
5.125% due 08/08/2025		200	220
5.400% due 08/08/2028		200	226

			1,631

Total Cayman Islands (Cost $5,048)			5,162

CHINA 4.9%

SOVEREIGN ISSUES 4.9%

China Development Bank
3.050% due 08/25/2026	CNY	5,200	726
3.680% due 02/26/2026		20,200	2,935
3.800% due 01/25/2036		1,000	141
4.040% due 04/10/2027		15,600	2,304
4.150% due 10/26/2025		2,500	373
4.240% due 08/24/2027		19,400	2,899

Total China (Cost $9,302)			9,378

DENMARK 5.2%

CORPORATE BONDS & NOTES 5.2%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	18,299	2,688
1.500% due 10/01/2037		1,397	217
1.500% due 10/01/2050		3,490	532
3.000% due 10/01/2047		2	0

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		2,600	381
1.500% due 10/01/2037		437	68
1.500% due 10/01/2050		893	136
2.000% due 10/01/2047		4,983	778
2.000% due 10/01/2050		1,313	204

Nykredit Realkredit A/S
1.000% due 10/01/2050		21,639	3,190
1.500% due 10/01/2037		1,651	257
1.500% due 10/01/2050		9,341	1,428
2.500% due 10/01/2036		83	13
2.500% due 10/01/2047		13	2

Realkredit Danmark A/S
2.500% due 04/01/2036		52	8
2.500% due 07/01/2047		33	5

Total Denmark (Cost $9,847)			9,907

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE 4.5%

CORPORATE BONDS & NOTES 0.2%

Dexia Credit Local S.A.
1.625% due 10/16/2024		$400	$394

SOVEREIGN ISSUES 4.3%

France Government International Bond
1.500% due 05/25/2050	EUR	100	130
2.000% due 05/25/2048		4,100	5,916
3.250% due 05/25/2045		1,300	2,286

			8,332

Total France (Cost $6,834)			8,726

GERMANY 1.5%

CORPORATE BONDS & NOTES 1.4%

Deutsche Bank AG
3.961% due 11/26/2025 •		$500	511
4.250% due 10/14/2021		1,100	1,131

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		400	431

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	200	153
5.375% due 04/23/2024	NZD	500	387

			2,613

SOVEREIGN ISSUES 0.1%

State of North Rhine-Westphalia
1.100% due 03/13/2034	EUR	200	245

Total Germany (Cost $2,811)			2,858

GUERNSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$600	628

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		164	168

Total Guernsey, Channel Islands (Cost $763)			796

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%

ICICI Bank Ltd.
5.750% due 11/16/2020		$500	513

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		200	206

Total India (Cost $715)			719

INDONESIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$500	525

Total Indonesia (Cost $512)			525

IRELAND 0.9%

ASSET-BACKED SECURITIES 0.9%

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	400	449

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •		600	673

Dorchester Park CLO DAC
2.866% due 04/20/2028 •		$600	600

Total Ireland (Cost $1,725)			1,722

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%

Israel Government International Bond
3.250% due 01/17/2028		$200	$215
4.125% due 01/17/2048		200	232

Total Israel (Cost $397)			447

ITALY 4.1%

CORPORATE BONDS & NOTES 1.0%

Banca Carige SpA
1.092% (EUR003M + 1.500%) due 05/25/2060 ~	EUR	500	563
1.298% (EUR003M + 1.700%) due 10/25/2021 ~		600	682

UniCredit SpA
7.830% due 12/04/2023		$500	583

			1,828

SOVEREIGN ISSUES 3.1%

Italy Buoni Poliennali Del Tesoro
1.350% due 04/01/2030	EUR	2,000	2,232
1.450% due 11/15/2024		100	117
2.100% due 07/15/2026		800	964
2.500% due 11/15/2025 (j)		700	861
3.000% due 08/01/2029		1,400	1,811

			5,985

Total Italy (Cost $7,571)			7,813

JAPAN 4.7%

CORPORATE BONDS & NOTES 1.7%

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		$600	600

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		500	507
2.950% due 03/01/2021		200	202

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		500	500

Mizuho Financial Group, Inc.
2.721% due 07/16/2023 •		700	709

ORIX Corp.
3.250% due 12/04/2024		100	104

Sumitomo Mitsui Financial Group, Inc.
3.565% (US0003M + 1.680%) due 03/09/2021 ~		300	305

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	200	231

			3,158

SOVEREIGN ISSUES 3.0%

Development Bank of Japan, Inc.
3.125% due 09/06/2023		$500	521

Japan Bank for International Cooperation
1.750% due 10/17/2024		600	592
3.250% due 07/20/2023		300	313

Japan Finance Organization for Municipalities
2.625% due 04/20/2022		600	608

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	171,999	1,629
0.500% due 03/20/2049		160,000	1,511
0.700% due 12/20/2048		10,000	100

Tokyo Metropolitan Government
2.000% due 05/17/2021		$500	500

			5,774

Total Japan (Cost $8,770)			8,932

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KUWAIT 0.9%

SOVEREIGN ISSUES 0.9%

Kuwait International Government Bond
3.500% due 03/20/2027		$1,600	$1,722

Total Kuwait (Cost $1,588)			1,722

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%

Lithuania Government International Bond
6.125% due 03/09/2021		$400	420

Total Lithuania (Cost $412)			420

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%

Emerald Bay S.A.
0.000% due 10/08/2020 (d)	EUR	541	594

Total Luxembourg (Cost $616)			594

NETHERLANDS 3.0%

ASSET-BACKED SECURITIES 0.8%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	250	280

Babson Euro CLO BV
0.418% due 10/25/2029 •		500	560

Dryden Euro CLO BV
0.880% due 01/15/2030 •		400	449

Penta CLO BV
0.790% due 08/04/2028 •		276	310

			1,599

CORPORATE BONDS & NOTES 2.1%

Cooperatieve Rabobank UA
2.807% (US0003M + 0.860%) due 09/26/2023 ~		$500	503
3.875% due 09/26/2023		600	634
6.625% due 06/29/2021 •(g)(h)	EUR	200	244
6.875% due 03/19/2020 (h)		400	455

Enel Finance International NV
2.650% due 09/10/2024		$200	201

ING Groep NV
2.909% (US0003M + 1.000%) due 10/02/2023 ~		700	707
4.100% due 10/02/2023		500	532

JT International Financial Services BV
3.500% due 09/28/2023		500	519

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		200	200

			3,995

		SHARES
PREFERRED SECURITIES 0.1%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		100,000	143

Total Netherlands (Cost $5,647)			5,737

		PRINCIPAL AMOUNT (000S)
NORWAY 0.1%

SOVEREIGN ISSUES 0.1%

Norway Government International Bond
3.750% due 05/25/2021	NOK	1,600	188

Total Norway (Cost $221)			188

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PERU 1.5%

SOVEREIGN ISSUES 1.5%

Peru Government International Bond
5.350% due 08/12/2040	PEN	300	$91
5.940% due 02/12/2029		4,100	1,396
6.350% due 08/12/2028		3,900	1,367

Total Peru (Cost $2,512)			2,854

QATAR 1.8%

SOVEREIGN ISSUES 1.8%

Qatar Government International Bond
3.875% due 04/23/2023		$1,600	1,691
4.000% due 03/14/2029		600	671
4.500% due 01/20/2022		200	210
4.500% due 04/23/2028		800	918

Total Qatar (Cost $3,202)			3,490

SAUDI ARABIA 1.9%

SOVEREIGN ISSUES 1.9%

Saudi Government International Bond
2.375% due 10/26/2021		$1,900	1,909
2.875% due 03/04/2023		200	204
3.250% due 10/26/2026		300	311
3.625% due 03/04/2028		200	211
4.000% due 04/17/2025		800	864
4.375% due 04/16/2029		200	225

Total Saudi Arabia (Cost $3,581)			3,724

SINGAPORE 0.2%

CORPORATE BONDS & NOTES 0.2%

BOC Aviation Ltd.
3.500% due 09/18/2027		$200	206

DBS Bank Ltd.
3.300% due 11/27/2021		200	205

Total Singapore (Cost $400)			411

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%

Kookmin Bank
2.125% due 10/21/2020		$200	200

Total South Korea (Cost $199)			200

SPAIN 6.7%

CORPORATE BONDS & NOTES 0.1%

Telefonica Emisiones S.A.
5.134% due 04/27/2020		$200	202

		SHARES
PREFERRED SECURITIES 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(g)(h)		200,000	226

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 6.5%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	100	139
4.950% due 02/11/2020		1,000	1,128

Autonomous Community of Madrid
4.688% due 03/12/2020		500	566

Spain Government International Bond
0.250% due 07/30/2024		400	456
0.600% due 10/31/2029 (j)		3,100	3,524
1.400% due 07/30/2028		2,700	3,296

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.450% due 04/30/2029	EUR	2,800	$3,434
2.150% due 10/31/2025		20	25

			12,568

Total Spain (Cost $13,060)			12,996

SUPRANATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%

European Investment Bank
0.500% due 07/21/2023	AUD	600	408

Total Supranational (Cost $470)			408

SWEDEN 0.2%

CORPORATE BONDS & NOTES 0.2%

Sveriges Sakerstallda Obligationer AB
2.000% due 06/17/2026	SEK	4,000	461

Total Sweden (Cost $466)			461

SWITZERLAND 1.0%

CORPORATE BONDS & NOTES 0.9%

Credit Suisse AG
2.100% due 11/12/2021		$500	502
6.500% due 08/08/2023 (h)		400	447

UBS AG
7.625% due 08/17/2022 (h)		750	846

			1,795

SOVEREIGN ISSUES 0.1%

Switzerland Government International Bond
3.500% due 04/08/2033	CHF	100	157

Total Switzerland (Cost $1,905)			1,952

UNITED ARAB EMIRATES 0.6%

SOVEREIGN ISSUES 0.6%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$700	709
3.125% due 10/11/2027		500	525

Total United Arab Emirates (Cost $1,197)			1,234

UNITED KINGDOM 10.7%

CORPORATE BONDS & NOTES 6.4%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$500	562
10.000% due 05/21/2021	GBP	100	148

Barclays PLC
3.340% (US0003M + 1.430%) due 02/15/2023 ~		$200	202
4.011% (US0003M + 2.110%) due 08/10/2021 ~		400	410
4.338% due 05/16/2024 •		400	422
7.750% due 09/15/2023 •(g)(h)		300	328
8.000% due 12/15/2020 •(g)(h)	EUR	700	839

Clydesdale Bank PLC
2.250% due 04/21/2020	GBP	500	665

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ		200	272

HSBC Holdings PLC
3.803% due 03/11/2025 •		$200	210
3.973% due 05/22/2030 •		300	323
4.041% due 03/13/2028 •		200	214
6.500% due 03/23/2028 •(g)(h)		300	330
6.750% due 09/11/2028	GBP	200	350

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024		200	267

Lloyds Bank PLC
4.875% due 03/30/2027		600	984

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
7.875% due 06/27/2029 •(g)(h)	GBP	200	$335

Natwest Markets PLC
0.003% (EUR003M + 0.400%) due 03/02/2020 ~	EUR	100	112
0.625% due 03/02/2022		100	113

RAC Bond Co. PLC
4.870% due 05/06/2046	GBP	200	263

Reckitt Benckiser Treasury Services PLC
2.495% (US0003M + 0.560%) due 06/24/2022 ~		$300	301

Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	500	600
7.500% due 08/10/2020 •(g)(h)		$900	921

Santander UK Group Holdings PLC
2.875% due 10/16/2020		900	905
2.875% due 08/05/2021		300	303
3.571% due 01/10/2023		200	205
6.750% due 06/24/2024 •(g)(h)	GBP	400	585
7.375% due 06/24/2022 •(g)(h)		200	289

Tesco PLC
6.125% due 02/24/2022		83	121

Tesco Property Finance PLC
5.801% due 10/13/2040		146	254

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		300	422

			12,255

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.1%

Eurohome UK Mortgages PLC
0.948% due 06/15/2044 •		488	628

Eurosail PLC
1.729% due 06/13/2045 •		441	580

Finsbury Square PLC
1.729% due 09/12/2068 •		368	489

Hawksmoor Mortgages
1.761% due 05/25/2053 •		671	891

Lanark Master Issuer PLC
1.607% due 12/22/2069 •		347	461

Residential Mortgage Securities PLC
1.748% due 12/20/2046 •		303	402
1.998% due 09/20/2065 •		340	453

Ripon Mortgages PLC
1.602% due 08/20/2056 •		1,095	1,452

Stanlington PLC
1.779% due 06/12/2046 •		619	821

Towd Point Mortgage Funding
0.000% due 07/20/2045 •		800	1,060

Towd Point Mortgage Funding PLC
1.820% due 10/20/2051 •		533	711

			7,948

		SHARES
PREFERRED SECURITIES 0.2%

Nationwide Building Society
10.250% ~		1,360	299

Total United Kingdom (Cost $20,196)			20,502

		PRINCIPAL AMOUNT (000S)
UNITED STATES 72.1%

ASSET-BACKED SECURITIES 5.4%

ACE Securities Corp. Home Equity Loan Trust
2.692% due 08/25/2035 •		500	499

Amortizing Residential Collateral Trust
2.492% due 10/25/2031 •		1	1

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ		157	157

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 þ		119	119

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
2.452% due 07/25/2035 •		$500	$495

Conseco Finance Securitizations Corp.
7.490% due 07/01/2031 þ		841	932

Countrywide Asset-Backed Certificates
2.012% due 06/25/2047 •		1,000	971
2.192% due 08/25/2034 •		140	139

Countrywide Asset-Backed Certificates Trust
2.532% due 08/25/2047 •		109	108

Credit-Based Asset Servicing & Securitization Trust
1.852% due 11/25/2036 •		17	11

EMC Mortgage Loan Trust
2.692% due 05/25/2043 •		37	37

GSAMP Trust
2.042% due 05/25/2046 •		500	475

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ		158	87

JPMorgan Mortgage Acquisition Trust
2.072% due 03/25/2047 •		1,632	1,488

Morgan Stanley ABS Capital, Inc. Trust
1.902% due 03/25/2037 •		988	543
2.042% due 08/25/2036 •		2,351	1,458

New Century Home Equity Loan Trust
2.527% due 06/25/2035 •		500	500

NovaStar Mortgage Funding Trust
1.922% due 03/25/2037 •		773	570
2.332% due 05/25/2036 •		500	473

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ		458	234

Securitized Asset-Backed Receivables LLC Trust
1.842% due 12/25/2036 •		7	4

Soundview Home Loan Trust
2.042% due 11/25/2036 •		600	568

Structured Asset Securities Corp. Mortgage Loan Trust
3.191% due 04/25/2035 •		6	6

Terwin Mortgage Trust
2.732% due 11/25/2033 •		13	12

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		500	508

Washington Mutual Asset-Backed Certificates Trust
1.852% due 10/25/2036 •		38	20

			10,415

CORPORATE BONDS & NOTES 10.2%

Allergan Sales LLC
5.000% due 12/15/2021		200	209

American Honda Finance Corp.
2.360% (US0003M + 0.450%) due 02/15/2022 ~		100	100

American Tower Corp.
3.800% due 08/15/2029		400	428

Arrow Electronics, Inc.
3.500% due 04/01/2022		400	410

AT&T, Inc.
1.800% due 09/05/2026	EUR	500	601
2.951% (US0003M + 0.950%) due 07/15/2021 ~		$900	909

Bayer U.S. Finance LLC
2.904% (US0003M + 1.010%) due 12/15/2023 ~		300	302
4.250% due 12/15/2025		200	216

British Airways Pass-Through Trust
3.350% due 12/15/2030		100	103

Campbell Soup Co.
3.300% due 03/15/2021		100	102
3.650% due 03/15/2023		100	104

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		100	104

Charter Communications Operating LLC
4.464% due 07/23/2022		900	946
6.384% due 10/23/2035		600	757

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Comcast Corp.
2.239% (US0003M + 0.330%) due 10/01/2020 ~		$200	$200

Constellation Brands, Inc.
2.650% due 11/07/2022		500	507

Continental Resources, Inc.
4.375% due 01/15/2028		100	106

CVS Health Corp.
3.700% due 03/09/2023		100	104

Dominion Energy Gas Holdings LLC
2.494% (US0003M + 0.600%) due 06/15/2021 ~		200	201

Duke Energy Corp.
2.400% due 08/15/2022		500	505

EPR Properties
4.500% due 06/01/2027		300	322

Equifax, Inc.
2.780% (US0003M + 0.870%) due 08/15/2021 ~		100	100

ERAC USA Finance LLC
5.250% due 10/01/2020		500	512

Fidelity National Information Services, Inc.
0.750% due 05/21/2023	EUR	100	115

Fiserv, Inc.
3.200% due 07/01/2026		$500	518

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	800	881
0.032% due 05/14/2021 •		100	112
3.012% (US0003M + 1.000%) due 01/09/2020 ~		$400	400

GLP Capital LP
5.300% due 01/15/2029		400	445

Harley-Davidson Financial Services, Inc.
2.847% (US0003M + 0.940%) due 03/02/2021 ~		200	201

International Lease Finance Corp.
8.250% due 12/15/2020		300	317

Kinder Morgan Energy Partners LP
6.500% due 04/01/2020		100	101
6.850% due 02/15/2020		1,100	1,106

L3Harris Technologies, Inc.
2.416% (US0003M + 0.480%) due 04/30/2020 ~		300	300

McDonald’s Corp.
2.366% (US0003M + 0.430%) due 10/28/2021 ~		100	100

Molson Coors Brewing Co.
2.100% due 07/15/2021		300	300

Morgan Stanley
2.451% (US0003M + 0.550%) due 02/10/2021 ~		100	100

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	400	540

MUFG Union Bank N.A.
2.252% (SOFRRATE + 0.710%) due 12/09/2022 ~		$250	251

National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022		400	404

Navient Corp.
8.000% due 03/25/2020		33	33

New York Life Global Funding
2.250% due 07/12/2022		500	505

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022		300	301

Sempra Energy
2.344% (US0003M + 0.450%) due 03/15/2021 ~		200	200

Spectra Energy Partners LP
2.592% (US0003M + 0.700%) due 06/05/2020 ~		100	100

Spirit AeroSystems, Inc.
2.694% (US0003M + 0.800%) due 06/15/2021 ~		100	100
3.950% due 06/15/2023		400	412

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	$263	$265
4.738% due 09/20/2029	200	212

Textron, Inc.
2.451% (US0003M + 0.550%) due 11/10/2020 ~	400	400

Verizon Communications, Inc.
4.329% due 09/21/2028	305	346

Volkswagen Group of America Finance LLC
2.675% (US0003M + 0.770%) due 11/13/2020 ~	200	201
2.841% (US0003M + 0.940%) due 11/12/2021 ~	300	303

WEA Finance LLC
3.750% due 09/17/2024	200	211

Wells Fargo & Co.
3.046% (US0003M + 1.110%) due 01/24/2023 ~	600	608

Wells Fargo Bank N.A.
3.550% due 08/14/2023	500	524

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	100	100
3.150% due 04/01/2022	400	408
3.375% due 11/30/2021	300	306

		19,574

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

CenturyLink, Inc.
4.549% (LIBOR03M + 2.750%) due 01/31/2025 ~	294	296

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.0%

Adjustable Rate Mortgage Trust
6.049% due 09/25/2035 ^~	7	7

American Home Mortgage Assets Trust
1.982% due 05/25/2046 ^•	197	179
2.002% due 10/25/2046 •	357	247

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	518	509

Banc of America Funding Trust
4.446% due 02/20/2036 ~	100	100
5.500% due 01/25/2036	156	139
7.048% due 10/20/2046 ^~	77	66

BCAP LLC Trust
1.962% due 01/25/2037 ^•	171	165
5.250% due 04/26/2037	585	482

Bear Stearns Adjustable Rate Mortgage Trust
3.439% due 05/25/2034 ~	6	5
3.971% due 08/25/2033 ~	5	5
4.224% due 10/25/2033 ~	4	4
4.333% due 05/25/2047 ^~	150	146
4.378% due 11/25/2034 ~	3	3
4.693% due 05/25/2034 ~	15	15

Bear Stearns ALT-A Trust
3.874% due 11/25/2035 ^~	89	78
3.962% due 08/25/2036 ^~	140	99
4.103% due 09/25/2035 ^~	82	68

Bear Stearns Structured Products, Inc. Trust
3.649% due 12/26/2046 ^~	66	57

Chase Mortgage Finance Trust
3.797% due 07/25/2037 ~	20	18

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.972% due 07/25/2036 •	515	497

Citigroup Mortgage Loan Trust
4.970% due 10/25/2035 ^•	301	301

Citigroup Mortgage Loan Trust, Inc.
4.550% due 09/25/2035 •	13	13

Countrywide Alternative Loan Trust
1.960% due 12/20/2046 ^•	287	252
1.962% due 01/25/2037 ^•	86	85
1.975% due 03/20/2046 •	92	86

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.975% due 07/20/2046 ^•	$181	$134
2.072% due 02/25/2037 •	105	98
2.142% due 05/25/2037 ^•	46	21
3.601% due 11/25/2035 ^~	167	160
5.250% due 06/25/2035 ^	13	13
5.704% due 11/25/2035 •	18	17
6.000% due 04/25/2037 ^	48	32
6.250% due 08/25/2037 ^	24	21
6.500% due 06/25/2036 ^	122	91
6.784% due 11/25/2035 •	18	18

Countrywide Home Loan Mortgage Pass-Through Trust
2.062% due 04/25/2046 •	1,074	459
2.252% due 05/25/2035 •	48	44
2.372% due 04/25/2035 •	8	8
2.392% due 03/25/2035 •	420	378
2.412% due 02/25/2035 •	386	377
2.432% due 03/25/2035 •	53	49
2.452% due 02/25/2035 •	5	5
2.552% due 09/25/2034 •	4	4
3.379% due 05/25/2047 ~	79	72
3.793% due 02/20/2036 ^•	245	242
3.841% due 11/25/2034 ~	10	10
3.878% due 08/25/2034 ^~	1	1
5.500% due 10/25/2035	60	52

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	0	1

Credit Suisse Mortgage Capital Trust
3.319% due 10/27/2059 ~	498	498
6.500% due 07/26/2036 ^	109	50

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.886% due 10/25/2036 ^þ	174	166

GreenPoint Mortgage Funding Trust
2.332% due 11/25/2045 •	8	7

GSR Mortgage Loan Trust
3.777% due 06/25/2034 ~	2	2
4.269% due 09/25/2035 ~	68	70
4.300% due 03/25/2033 •	5	5

HarborView Mortgage Loan Trust
3.089% due 12/19/2036 ^•	113	110

IndyMac Mortgage Loan Trust
3.794% due 09/25/2035 ^~	138	130

JPMorgan Mortgage Trust
3.761% due 11/25/2033 ~	4	4
3.826% due 01/25/2037 ^~	148	144
4.611% due 02/25/2035 ~	4	4

Luminent Mortgage Trust
2.032% due 04/25/2036 •	307	266

MASTR Adjustable Rate Mortgages Trust
3.911% due 05/25/2034 ~	347	350

MASTR Alternative Loan Trust
2.192% due 03/25/2036 ^•	44	7

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.180% due 12/15/2030 •	4	4

Merrill Lynch Mortgage Investors Trust
2.002% due 02/25/2036 •	54	53
4.027% due 02/25/2033 ~	6	6
4.148% due 02/25/2036 ~	22	22

Merrill Lynch Mortgage-Backed Securities Trust
4.248% due 04/25/2037 ^~	6	6

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	585	585

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.649% due 10/25/2035 ~	9	9

OBX Trust
2.442% due 06/25/2057 •	273	272

Residential Accredit Loans, Inc. Trust
2.002% due 04/25/2046 •	140	59
6.000% due 12/25/2036 ^	272	258

Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	65	62

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
4.198% due 09/25/2034 ~	$5	$5
4.373% due 04/25/2034 ~	12	12
4.389% due 02/25/2034 ~	6	6

Structured Asset Mortgage Investments Trust
1.982% due 07/25/2046 ^•	283	239
2.002% due 05/25/2036 •	73	69
2.012% due 05/25/2036 •	314	303
2.012% due 09/25/2047 •	307	303
2.014% due 07/19/2035 •	97	96
2.072% due 02/25/2036 ^•	352	340
2.344% due 07/19/2034 •	1	1
2.464% due 03/19/2034 •	3	3

Structured Asset Securities Corp.
2.072% due 01/25/2036 •	92	85

SunTrust Alternative Loan Trust
2.442% due 12/25/2035 ^•	540	459

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	1,853	1,865

WaMu Mortgage Pass-Through Certificates Trust
2.062% due 12/25/2045 •	25	25
2.102% due 01/25/2045 •	4	4
2.432% due 01/25/2045 •	4	4
2.627% due 07/25/2046 •	143	139
2.939% due 02/25/2047 ^•	249	242
3.337% due 12/25/2036 ^~	4	3
3.375% due 01/25/2037 ^~	19	18
3.639% due 08/25/2042 •	3	3
3.717% due 06/25/2037 ^~	46	44
3.804% due 12/25/2036 ^~	25	25
3.864% due 09/25/2036 ~	60	58
4.276% due 02/25/2033 ~	39	40
4.666% due 06/25/2033 ~	4	4
4.839% due 03/25/2034 ~	14	14

Washington Mutual Mortgage Pass-Through Certificates Trust
3.179% due 07/25/2046 ^•	44	32

		13,523

	SHARES
PREFERRED SECURITIES 0.2%

Bank of America Corp.
5.875% due 03/15/2028 •(g)	300,000	333

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 42.9%

Fannie Mae
1.912% due 03/25/2034 •	2	2
1.942% due 08/25/2034 •	1	1
2.192% due 06/25/2036 •	18	18
3.500% due 01/01/2059	679	714
3.517% due 12/01/2034 •	2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.544% due 10/01/2034 •	$1	$1
4.537% due 11/01/2034 •	16	17
6.000% due 07/25/2044	15	16

Freddie Mac
1.932% due 09/25/2031 •	13	12
2.131% due 01/15/2038 •	225	224
2.500% due 01/15/2038 ~(a)	225	15
3.000% due 03/01/2045	605	620
3.439% due 10/25/2044 •	26	26
3.500% due 07/01/2048	3,724	3,839
4.764% due 02/01/2029 •	1	1
4.773% due 04/01/2037 •	17	18
6.000% due 04/15/2036	200	230

Ginnie Mae
4.125% (H15T1Y + 1.500%) due 11/20/2024 ~	1	1
6.000% due 09/20/2038	4	4

Uniform Mortgage-Backed Security
2.500% due 11/01/2049 - 12/01/2049	500	495
3.000% due 08/01/2042 - 10/01/2049	594	611
3.500% due 10/01/2034 - 05/01/2049	291	305

Uniform Mortgage-Backed Security, TBA
2.500% due 02/01/2050	1,000	988
3.000% due 02/01/2050	11,300	11,447
3.500% due 01/01/2050 - 02/01/2050	23,800	24,470
4.000% due 01/01/2050 - 02/01/2050	33,600	34,953
4.500% due 02/01/2050	3,200	3,371

		82,401

U.S. TREASURY OBLIGATIONS 6.2%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2022 (j)	1,270	1,268
0.375% due 07/15/2025 (m)	412	421
0.500% due 01/15/2028 (j)	2,191	2,248
0.625% due 01/15/2026 (m)	390	402
1.000% due 02/15/2048 (m)	731	809
1.375% due 02/15/2044 (m)	331	391
1.750% due 01/15/2028 (j)	2,457	2,761
2.500% due 01/15/2029 (j)	2,026	2,442
3.875% due 04/15/2029 (j)(m)	720	961

U.S. Treasury Notes
2.625% due 06/15/2021 (m)	200	203

		11,906

Total United States (Cost $134,788)		138,448

SHORT-TERM INSTRUMENTS 4.8%

REPURCHASE AGREEMENTS (i) 1.1%
		2,197

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
41.333% due 04/03/2020 «~	ARS	200	$3
145.631% due 02/26/2020 - 05/13/2020 (c)(d)		1,110	14

			17

CZECH REPUBLIC TREASURY BILLS 0.1%
(0.101)% due 01/10/2020 (d)(e)	CZK	4,000	177

JAPAN TREASURY BILLS 2.9%
(0.358)% due 01/10/2020 - 03/23/2020 (c)(d)	JPY	613,000	5,642

MEXICO TREASURY BILLS 0.4%
7.323% due 01/09/2020 - 01/30/2020 (c)(d)	MXN	14,900	785

SOUTH AFRICA TREASURY BILLS 0.1%
7.350% due 02/26/2020 (d)(e)	ZAR	1,700	120

U.S. TREASURY BILLS 0.2%
1.558% due 02/06/2020 (d)(e)(m)		$367	367

Total Short-Term Instruments (Cost $9,239)			9,305

Total Investments in Securities (Cost $259,273)			266,412

		SHARES
INVESTMENTS IN AFFILIATES 4.8%

SHORT-TERM INSTRUMENTS 4.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.8%

PIMCO Short Asset Portfolio		698,564	6,955

PIMCO Short-Term Floating NAV Portfolio III		234,208	2,317

Total Short-Term Instruments (Cost $9,291)			9,272

Total Investments in Affiliates (Cost $9,291)			9,272

Total Investments 143.4% (Cost $268,564)			$275,684

Financial Derivative Instruments (k)(l) 0.8% (Cost or Premiums, net $217)			1,600

Other Assets and Liabilities, net (44.2)%			(85,051)

Net Assets 100.0%			$192,233

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	17

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$	1,004	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(1,026)	$1,004	$1,004
TDL	0.650	12/04/2019	01/22/2020	GBP	901	United Kingdom Gilt 1.750% due 01/22/2049	(1,175)	1,193	1,194

Total Repurchase Agreements							$(2,201)	$2,197	$2,198

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
CIB	1.880%	11/06/2019	01/06/2020	$	(4,038)	$(4,050)
	2.000	12/06/2019	01/06/2020		(965)	(967)
IND	(0.400)	10/25/2019	02/27/2020	EUR	(3,218)	(3,608)
	(0.280)	11/13/2019	02/27/2020		(779)	(873)
SCX	1.880	11/08/2019	02/28/2020	$	(2,206)	(2,212)
	1.890	11/04/2019	01/28/2020		(2,457)	(2,464)

Total Reverse Repurchase Agreements						$(14,174)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (1.3)%
Sovereign Issues (1.3)%
Canada Government Bond	2.750%	12/01/2048	CAD	2,700	$(2,526)	$(2,552)

United Kingdom (0.6)%
Sovereign Issues (0.6)%
United Kingdom Gilt	1.750	01/22/2049	GBP	800	(1,160)	(1,175)

United States (0.2)%
U.S. Government Agencies (0.2)%
Uniform Mortgage-Backed Security, TBA	2.500	01/01/2050	$	200	(197)	(198)
Uniform Mortgage-Backed Security, TBA	3.500	01/01/2035		100	(104)	(103)

Total United States					(301)	(301)

Total Short Sales (2.1)%					$(3,987)	$(4,028)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
CIB	$0	$(5,017)	$0	$0	$(5,017)	$5,009	$(8)
FICC	1,004	0	0	0	1,004	(1,026)	(22)
IND	0	(4,481)	0	0	(4,481)	4,385	(96)
SCX	0	(4,676)	0	0	(4,676)	4,660	(16)
TDL	1,194	0	0	0	1,194	(1,175)	19

Master Securities Forward Transaction Agreement
RYL	0	0	0	(1,175)	(1,175)	0	(1,175)
TDM	0	0	0	(2,552)	(2,552)	0	(2,552)

Total Borrowings and Other Financing Transactions	$2,198	$(14,174)	$0	$(3,727)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(4,481)	$0	$(4,481)
U.S. Treasury Obligations	0	(7,481)	(2,212)	0	(9,693)

Total Borrowings	$0	$(7,481)	$(6,693)	$0	$(14,174)

Payable for reverse repurchase agreements					$(14,174)

(j)	Securities with an aggregate market value of $14,054 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(12,945) at a weighted average interest rate of 1.490%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $16 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures	$	104.875	02/21/2020	31	$62	$0	$0
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures		106.375	02/21/2020	2	4	0	0
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures		106.500	02/21/2020	16	32	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures		111.000	02/21/2020	334	334	3	0
Call - CBOT U.S. Treasury 10-Year Note March 2020 Futures		141.500	02/21/2020	57	57	1	0
Call - CBOT U.S. Treasury 10-Year Note March 2020 Futures		142.000	02/21/2020	2	2	0	0
Call - CBOT U.S. Treasury 10-Year Note March 2020 Futures		143.000	02/21/2020	6	6	0	0
Call - CBOT U.S. Treasury 10-Year Note March 2020 Futures		143.500	02/21/2020	8	8	0	0
Call - CBOT U.S. Treasury 10-Year Note March 2020 Futures		145.000	02/21/2020	47	47	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond March 2020 Futures		125.000	02/21/2020	36	36	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond March 2020 Futures		245.000	02/21/2020	8	8	0	0
Call - CME 90-Day Eurodollar June 2022 Futures		99.750	06/13/2022	13	33	3	2
Call - CME 90-Day Eurodollar March 2022 Futures		99.750	03/14/2022	7	18	2	1
Call - MSE Canada Government 10-Year Bond March 2020 Futures	CAD	169.000	02/21/2020	63	63	1	0

Total Purchased Options						$10	$3

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	19

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February 2020 Futures	$127.000	01/24/2020	11	$11	$(2)	$(1)
Put - CBOT U.S. Treasury 10-Year Note February 2020 Futures	127.500	01/24/2020	6	6	(2)	(1)
Call - CBOT U.S. Treasury 10-Year Note February 2020 Futures	130.000	01/24/2020	11	11	(5)	(1)
Call - CBOT U.S. Treasury 10-Year Note February 2020 Futures	130.500	01/24/2020	6	6	(1)	0

Total Written Options					$(10)	$(3)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note March Futures	03/2020	221	$17,837	$(121)	$5	$(20)
Australia Government 10-Year Bond March Futures	03/2020	110	11,035	(199)	0	(58)
Call Options Strike @ EUR 114.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	127	1	0	0	0
Call Options Strike @ EUR 182.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	1	0	0	0	0
Call Options Strike @ EUR 182.500 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	6	0	0	0	0
Call Options Strike @ EUR 187.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	189	2	0	0	0
Call Options Strike @ EUR 189.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	4	0	0	0	0
Call Options Strike @ EUR 190.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	139	2	0	0	0
Call Options Strike @ GBP 165.000 United Kingdom Gilt March 2020 Futures(1)	02/2020	96	0	(1)	0	0
Euro-Bobl March Futures	03/2020	155	23,233	(67)	0	(62)
Euro-BTP Italy Government Bond March Futures	03/2020	99	14,641	(102)	0	(32)
Euro-Buxl 30-Year Bond March Futures	03/2020	6	1,335	(35)	0	(20)
Japan Government 10-Year Bond March Futures	03/2020	2	2,801	(2)	2	(2)
Put Options Strike @ EUR 100.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	24	0	0	0	0
Put Options Strike @ EUR 101.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	46	1	0	0	0
Put Options Strike @ EUR 129.500 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	155	1	0	0	0
U.S. Treasury 2-Year Note March Futures	03/2020	49	10,560	(6)	3	0
U.S. Treasury 5-Year Note March Futures	03/2020	334	39,616	(123)	0	(8)

				$(656)	$10	$(202)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond March Futures	03/2020	40	$(4,235)	$71	$35	$0
Euro-Bund 10-Year Bond March Futures	03/2020	196	(37,483)	596	246	0
Euro-OAT France Government 10-Year Bond March Futures	03/2020	139	(25,378)	394	164	0
Euro-Schatz March Futures	03/2020	127	(15,942)	14	8	0
U.S. Treasury 10-Year Note March Futures	03/2020	82	(10,531)	(2)	9	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2020	8	(1,453)	49	9	0
United Kingdom Long Gilt March Futures	03/2020	89	(15,488)	116	151	(68)

				$1,238	$622	$(68)

Total Futures Contracts				$582	$632	$(270)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.053%	EUR	200	$(6)	$4	$(2)	$0	$0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.055	$	700	(19)	12	(7)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.082	EUR	200	(3)	1	(2)	0	0

							$(28)	$17	$(11)	$0	$0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.132%	EUR	100	$1	$0	$1	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	0.892		200	1	0	1	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.345		200	(3)	14	11	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.962		400	(13)	14	1	0	(1)

							$(14)	$28	$14	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-33 10-Year Index	(1.000)%	Quarterly	12/20/2029	$	1,000	$6	$(15)	$(9)	$1	$0
iTraxx Europe Main 31 5-Year Index	(1.000)	Quarterly	06/20/2024	EUR	300	(9)	(1)	(10)	0	0
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029		3,800	(30)	(45)	(75)	2	0
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024		300	(9)	0	(9)	0	0

						$(42)	$(61)	$(103)	$3	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$	1,067	$(4)	$(3)	$(7)	$0	$0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023		1,100	(21)	(3)	(24)	0	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		8,600	(401)	192	(209)	0	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		300	(16)	6	(10)	0	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024		2,000	40	13	53	0	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		2,600	52	17	69	0	0
iTraxx Crossover 32 5-Year Index	5.000	Quarterly	12/20/2024	EUR	400	59	3	62	0	(1)

						$(291)	$225	$(66)	$0	$(1)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$3,400	$0	$1	$1	$0	$0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	41,600	(1)	5	4	2	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	12,800	0	2	2	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	2,900	0	2	2	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	2,000	0	2	2	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	10,400	1	5	6	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.086%	Quarterly	04/12/2023	4,300	0	1	1	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	6,300	0	2	2	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	1,100	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	3,300	0	(1)	(1)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029	1,100	0	0	0	0	0

					$0	$19	$19	$2	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.905%	Quarterly	12/03/2039	GBP	500	$0	$3	$3	$3	$0
Receive(7)	1-Day USD-Federal Funds Rate Compounded-OIS	1.080	Annual	09/15/2021	$	6,500	0	42	42	3	0
Receive(7)	1-Day USD-Federal Funds Rate Compounded-OIS	1.304	Annual	09/15/2021		3,800	0	10	10	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673	Annual	04/30/2025		500	0	(32)	(32)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		1,500	1	(98)	(97)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		400	0	(26)	(26)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		500	0	(32)	(32)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		500	0	(33)	(33)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		900	0	(59)	(59)	1	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	21

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	2.500%	Semi-Annual	06/19/2029	CAD	400	$25	$(16)	$9	$0	$(3)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		3,700	1	(117)	(116)	0	(26)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		7,200	111	(245)	(134)	0	(51)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		2,200	(12)	192	180	0	(41)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		700	0	36	36	0	(13)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	600	(4)	22	18	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020	$	16,200	317	(307)	10	1	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		2,200	8	1	9	1	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		16,300	(235)	(21)	(256)	6	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		2,500	18	(59)	(41)	2	0
Receive(7)	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		3,600	0	38	38	3	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		2,900	(61)	56	(5)	3	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		3,150	0	38	38	2	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		3,900	0	52	52	2	0
Receive(7)	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		2,100	0	22	22	1	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		1,900	12	10	22	2	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		3,000	(85)	(141)	(226)	6	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		4,500	(169)	391	222	0	(10)
Pay	3-Month USD-LIBOR	3.200	Semi-Annual	10/11/2028		1,400	(5)	161	156	0	(3)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		3,500	116	225	341	0	(10)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		300	(1)	(10)	(11)	0	(1)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		400	28	4	32	0	(1)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		800	0	(25)	(25)	9	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	7,100	1	7	8	0	(1)
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2022	EUR	65,300	88	243	331	20	0
Receive(7)	6-Month EUR-EURIBOR	0.300	Annual	06/17/2022		7,800	0	8	8	3	0
Pay	6-Month EUR-EURIBOR	2.500	Annual	03/21/2023		7,800	831	136	967	0	(6)
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		1,900	(18)	(26)	(44)	0	(4)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2025		19,300	(1)	(93)	(94)	0	(48)
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		1,200	40	18	58	0	(4)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		22,100	(484)	(452)	(936)	0	(119)
Receive(7)	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		6,100	355	384	739	94	0
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	$	5,800	5	(73)	(68)	0	(33)
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2022	GBP	8,400	(10)	2	(8)	3	0
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025		12,400	16	(127)	(111)	0	(18)
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2025		5,700	47	(10)	37	0	(10)
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2030		650	(3)	6	3	5	0
Pay(7)	6-Month GBP-LIBOR	1.080	Quarterly	12/03/2039		500	0	(3)	(3)	0	(4)
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		800	19	82	101	17	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	06/19/2021	JPY	370,000	(2)	2	0	0	0
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029		730,000	(67)	10	(57)	0	(6)
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		530,000	9	(75)	(66)	0	(6)
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		120,000	(12)	32	20	1	0

							$879	$153	$1,032	$195	$(419)

Total Swap Agreements							$504	$381	$885	$200	$(422)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$3	$632	$200	$835	$(3)	$(270)	$(422)	$(695)

Cash of $4,933 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2020	CAD	4		$3	$0	$0
	01/2020	CLP	279,964		382	10	0
	01/2020	CZK	2,000		88	0	(1)
	01/2020	DKK	45,637		6,769	0	(82)
	01/2020	SEK	28		3	0	0
	01/2020		$289	EUR	260	3	0
	01/2020		380	KRW	451,666	11	0
	02/2020	EUR	19,627		$21,759	0	(314)
	02/2020	GBP	269		347	0	(10)
	02/2020		$200	AUD	292	5	0
	02/2020		434	EUR	389	3	0
	03/2020	RON	1,037		209	0	(7)
	03/2020		$2,141	CNH	15,444	73	0

BPS	01/2020	DKK	1,540		$229	0	(2)
	01/2020	JPY	111,127		1,019	0	(4)
	01/2020	NOK	5,225		571	0	(24)
	01/2020		$8	CHF	8	0	0
	01/2020		397	CLP	296,638	0	(2)
	01/2020		164	KRW	195,160	5	0
	01/2020		8	MXN	153	0	0
	01/2020		280	NZD	429	8	0
	02/2020	GBP	368		$481	0	(7)
	02/2020	PEN	2,057		606	0	(14)
	02/2020	PLN	3,407		887	0	(11)
	02/2020	SEK	385		41	0	0
	02/2020		$147	EUR	131	1	0
	02/2020		498	NOK	4,375	1	0
	02/2020		732	TWD	21,847	0	0
	03/2020	RON	904	EUR	182	0	(6)
	05/2020		$2,607	INR	191,536	46	0
	09/2020	HKD	1,407		$179	0	(1)

BRC	01/2020	CLP	145,906		194	0	(1)
	01/2020	JPY	409,204		3,752	2	(18)
	01/2020		$194	CLP	145,906	0	0
	01/2020		2,609	MXN	52,187	141	0
	02/2020	GBP	687		$902	2	(11)
	02/2020		$1,422	GBP	1,077	9	(2)
	03/2020	MYR	2,581		$615	0	(17)
	03/2020		$376	KRW	445,786	10	0
	03/2020		1,499	MYR	6,109	0	(3)
	04/2020	INR	192,989		$2,660	0	(15)
	09/2020		$1,972	HKD	15,465	10	0

BSH	01/2020	BRL	16,900		$4,264	63	0
	01/2020	MXN	75,573		3,905	0	(77)
	01/2020		$4,193	BRL	16,900	8	0
	05/2020		3,338	MXN	65,473	63	0

CBK	01/2020	BRL	20,064		$4,924	0	(64)
	01/2020	CLP	102,581		137	1	0
	01/2020	COP	1,464,888		438	0	(7)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	23

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2020	DKK	2,645		$393	$0	$(4)
	01/2020	ILS	171		49	0	0
	01/2020	JPY	113,000		1,035	0	(6)
	01/2020	MXN	2,300		119	0	(2)
	01/2020	NOK	10,311		1,145	0	(30)
	01/2020		$5,124	BRL	20,064	5	(141)
	01/2020		943	CLP	714,985	13	(5)
	01/2020		78	KRW	92,746	2	0
	02/2020	COP	776,811		$229	0	(7)
	02/2020	EUR	609		685	0	0
	02/2020	GBP	1,462		1,908	0	(31)
	02/2020	PEN	2,786		833	0	(7)
	02/2020		$3,489	BRL	14,204	38	0
	02/2020		862	EUR	778	13	0
	03/2020	PEN	2,722		$801	0	(18)
	03/2020	RON	910	EUR	183	0	(6)
	03/2020		$1,148	COP	3,917,450	39	0

DUB	03/2020	CNH	2,687		$373	0	(12)
	03/2020		$1,490	CNH	10,646	37	0
	03/2020		4,780	IDR	68,320,571	129	0

FBF	01/2020		1	KRW	1,186	0	0

GLM	01/2020	BRL	15,290		$3,793	0	(8)
	01/2020	CLP	54,766		73	0	0
	01/2020	ILS	296		85	0	(1)
	01/2020	MXN	2,500		130	0	(3)
	01/2020		$3,891	BRL	15,290	54	(145)
	01/2020		9,180	DKK	61,843	104	0
	01/2020		660	MXN	13,286	40	0
	02/2020	COP	1,657,004		$488	0	(15)
	02/2020		$314	RUB	20,134	9	0
	03/2020	EUR	186	RON	907	2	0
	03/2020	MYR	2,621		$626	0	(16)
	03/2020		$1,894	MYR	7,938	49	0
	04/2020	DKK	58,773		$8,782	0	(95)

HUS	01/2020	BRL	786		192	0	(3)
	01/2020	CAD	756		569	0	(13)
	01/2020	CHF	1,989		2,012	0	(45)
	01/2020	CLP	619,091		855	32	0
	01/2020	CZK	2,000		87	0	(1)
	01/2020	DKK	5,235		778	0	(8)
	01/2020	EUR	258		288	0	(1)
	01/2020	KRW	417,877		360	0	(1)
	01/2020	NZD	424		280	0	(5)
	01/2020		$570	AUD	826	10	0
	01/2020		195	BRL	786	0	0
	01/2020		1	CLP	746	0	0
	01/2020		574	GBP	430	0	(4)
	01/2020		187	KRW	222,717	6	0
	01/2020		628	RUB	41,528	40	0
	02/2020	AUD	460		$317	0	(6)
	02/2020	EUR	1,860		2,074	0	(18)
	02/2020	JPY	631,800		5,796	0	(31)
	02/2020	KRW	1,424,579		1,200	0	(34)
	02/2020	SEK	2,125		223	0	(5)
	02/2020		$214	AUD	315	8	0
	02/2020		10,328	CHF	10,145	183	0
	02/2020		2,926	EUR	2,617	17	0
	02/2020		1,538	GBP	1,186	34	0
	02/2020		11,429	JPY	1,238,437	9	(16)
	02/2020		10,377	NOK	95,315	482	0
	03/2020	CNH	28,156		$3,944	0	(94)
	03/2020		$2,886	CNH	20,376	36	0
	03/2020		361	KRW	417,877	2	0
	04/2020		2,630	INR	192,989	45	0

JPM	01/2020	DKK	4,445		$659	0	(9)
	01/2020		$1,289	MXN	25,902	77	0
	02/2020	PLN	2,121		$553	0	(6)
	05/2020	INR	95,685		1,328	2	0

MYI	01/2020	AUD	423		291	0	(6)
	01/2020	DKK	2,545		378	0	(4)
	01/2020	NZD	1,163		770	0	(13)
	01/2020	SEK	39		4	0	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2020		$1,142	CAD	1,518	$27	$0
	01/2020		1,146	JPY	124,525	1	0
	01/2020		856	NOK	7,822	35	0
	02/2020		1,519	GBP	1,152	9	0
	02/2020		10,043	SEK	97,520	390	0
	03/2020	RON	912	EUR	184	0	(6)
	03/2020		$3,807	RUB	247,355	147	0
	06/2021		15	EUR	12	0	(1)

NGF	03/2020	TWD	21,811		$721	0	(12)

RYL	01/2020	CLP	237,848		312	0	(4)
	01/2020	MXN	26,055		1,349	0	(26)
	01/2020		$390	CLP	299,070	7	0
	02/2020		174	EUR	156	1	0
	03/2020	CNH	73,346		$10,172	0	(347)
	03/2020	EUR	197	RON	954	1	0
	05/2020		$1,328	MXN	26,055	25	0

SCX	01/2020	EUR	517		$574	0	(6)
	01/2020	JPY	115,000		1,061	2	0
	01/2020		$863	AUD	1,264	24	0
	01/2020		296	CHF	292	6	0
	01/2020		577	NZD	887	20	0
	01/2020		290	SEK	2,759	5	0
	02/2020		10,901	AUD	15,936	294	0
	02/2020		1,413	PLN	5,539	47	0
	02/2020	ZAR	1,640		$105	0	(11)
	03/2020	CNH	5,616		784	0	(22)
	09/2020	HKD	14,241		1,812	0	(13)

SOG	02/2020	NOK	1,545		173	0	(4)
	02/2020		$2,299	GBP	1,784	67	0

SSB	01/2020	JPY	52,157		$477	0	(3)
	01/2020		$2,853	BRL	12,060	145	0
	02/2020		2,205	JPY	238,300	0	(7)
	03/2020		898	CNY	6,444	25	0
	05/2020	INR	95,851		$1,333	6	0

TOR	01/2020	CLP	8,965		12	0	0
	01/2020		$290	CLP	230,686	17	0
	02/2020		817	GBP	630	18	0

UAG	01/2020		7,723	CAD	10,279	193	0
	01/2020		714	NZD	1,110	34	0
	03/2020	EUR	385	RON	1,874	4	0
	03/2020		$111	CNH	781	1	0

Total Forward Foreign Currency Contracts						$3,543	$(2,037)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC AUD versus USD	$	0.580	01/17/2020	13,000	$1	$0
	Call - OTC USD versus CAD	CAD	1.440	01/24/2020	6,000	1	0
	Call - OTC USD versus CHF	CHF	1.065	01/31/2020	10,000	1	0
	Call - OTC USD versus JPY	JPY	117.000	01/09/2020	7,000	1	0
	Call - OTC USD versus SEK	SEK	11.200	01/31/2020	10,000	1	0

BPS	Call - OTC USD versus NOK	NOK	10.300	01/20/2020	10,000	1	0

HUS	Put - OTC EUR versus NOK		9.900	01/20/2020	1,290	2	12
	Put - OTC USD versus CNH	CNH	6.900	03/06/2020	8,496	26	28

						$34	$40

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	900	$37	$58

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.779	08/19/2020	1,100	58	101

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	1,100	81	133

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.005	06/08/2020	600	24	30
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.984	06/09/2020	300	11	16
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	900	67	107

							$278	$445

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	25

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 01/01/2050	$	73.000	01/07/2020	12,100	$0	$0

Total Purchased Options						$312	$485

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475%	02/19/2020	400	$ 0	$ (1)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.725	02/19/2020	400	0	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	600	0	(1)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	200	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	600	(1)	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	200	0	0

BPS	Put - OTC CDX.IG-33 5-Year Index	Sell	0.900	01/15/2020	400	(1)	0
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	02/19/2020	400	0	(1)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	02/19/2020	400	0	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	02/19/2020	400	0	(1)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	300	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	700	(1)	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.900	02/19/2020	400	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	800	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	800	(1)	0

BRC	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	200	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	200	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	800	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	800	(1)	0

CBK	Put - OTC CDX.IG-33 5-Year Index	Sell	0.900	01/15/2020	400	(1)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	1.000	01/15/2020	600	(1)	0

CKL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	300	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.850	02/19/2020	300	0	0

DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	500	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	500	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	02/19/2020	300	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	02/19/2020	300	0	0

FBF	Put - OTC CDX.IG-33 5-Year Index	Sell	0.900	01/15/2020	400	(1)	0

GST	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	400	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	400	(1)	0

JLN	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	300	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	300	0	0

JPM	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	300	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	300	0	0

MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	100	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.900	02/19/2020	100	0	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	200	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	200	0	0

						$ (14)	$ (11)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC GBP versus USD	$	1.285	01/17/2020	1,080	$(9)	$(1)
	Put - OTC GBP versus USD		1.283	01/24/2020	1,083	(9)	(1)

HUS	Call - OTC USD versus CNH	CNH	7.140	03/06/2020	4,248	(26)	(8)

SCX	Put - OTC USD versus CNH		6.950	01/15/2020	1,348	(3)	(4)
	Call - OTC USD versus CNH		7.080	01/15/2020	1,348	(4)	(1)

						$(51)	$(15)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.570%	02/25/2020	5,200	$ (12)	$(3)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.570	02/25/2020	5,200	(12)	(14)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880	09/15/2021	7,500	(37)	(55)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.456	08/19/2020	9,100	(57)	(84)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	9,200	(82)	(135)

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.540	02/24/2020	4,300	(10)	(2)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.540	02/24/2020	4,300	(10)	(13)

MYC	Put - OTC 1-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Pay	1.600	06/08/2020	14,400	(24)	(27)
	Put - OTC 1-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Pay	1.600	06/09/2020	7,200	(11)	(13)
	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.047	06/29/2020	331,000	(1)	(4)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	7,500	(67)	(104)

							$ (323)	$(454)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	3-Month USD-LIBOR	10/07/2022	3,250	$(3)	$(1)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	3-Month USD-LIBOR	10/11/2022	1,750	(2)	(1)

						$(5)	$(2)

Total Written Options						$(393)	$(482)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.085%	$100	$(3)	$1	$0	$(2)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.085	1,000	(36)	13	0	(23)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.141	800	(20)	(4)	0	(24)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.189	700	(17)	(2)	0	(19)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.085	800	(28)	10	0	(18)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.141	900	(23)	(4)	0	(27)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.085	400	(14)	5	0	(9)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.189	700	(14)	(5)	0	(19)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.085	700	(24)	8	0	(16)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.141	300	(7)	(2)	0	(9)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.141	400	(10)	(2)	0	(12)

							$(196)	$18	$0	$(178)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
JPM	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	1.229%	$100	$(5)	$4	$0	$(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	27

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	1,500	$1,035	$0	$20	$20	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.172% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/23/2030	EUR	1,200	1,344	(6)	7	1	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	AUD	1,400	966	(5)	24	19	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.181% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	02/18/2030	EUR	500	550	1	9	10	0

MYI	Floating rate equal to 3-Month EUR-EURIBOR less 0.162% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/18/2030		600	671	(4)	6	2	0

								$(14)	$66	$52	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	1-Year ILS-TELBOR	1.018%	Annual	03/01/2024	ILS 16,200	$0	$175	$175	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.908% (3-Month USD-LIBOR)	Maturity	03/20/2020	$900	$6	$(78)	$0	$(72)

GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.908% (3-Month USD-LIBOR)	Maturity	03/20/2020	1,800	3	(28)	0	(25)

								$9	$(106)	$0	$(97)

Total Swap Agreements								$(206)	$157	$227	$(276)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
BOA	$105	$58	$0	$163	$(414)	$(74)	$(2)	$(490)	$(327)	$281	$(46)
BPS	61	0	0	61	(71)	(4)	(47)	(122)	(61)	0	(61)
BRC	174	0	0	174	(67)	(1)	(136)	(204)	(30)	0	(30)
BSH	134	0	0	134	(77)	0	0	(77)	57	(260)	(203)
CBK	111	0	21	132	(328)	0	(9)	(337)	(205)	403	198
CKL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
DBL	$0	$0	$0	$0	$0	$(1)	$0	$(1)	$(1)	$0	$(1)
DUB	166	101	0	267	(12)	(84)	0	(96)	171	(110)	61
FBF	0	133	0	133	0	(135)	0	(135)	(2)	0	(2)
GLM	258	0	29	287	(283)	(17)	0	(300)	(13)	271	258
GST	0	0	0	0	0	(1)	(60)	(61)	(61)	0	(61)
HUS	904	40	0	944	(285)	(8)	(9)	(302)	642	(560)	82
JPM	79	0	175	254	(15)	(1)	(13)	(29)	225	(120)	105
MYC	0	153	0	153	0	(150)	0	(150)	3	(160)	(157)
MYI	609	0	2	611	(30)	0	0	(30)	581	(570)	11
NGF	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
RYL	34	0	0	34	(377)	0	0	(377)	(343)	167	(176)
SCX	398	0	0	398	(52)	(5)	0	(57)	341	(280)	61
SOG	67	0	0	67	(4)	0	0	(4)	63	(260)	(197)
SSB	176	0	0	176	(10)	0	0	(10)	166	0	166
TOR	35	0	0	35	0	0	0	0	35	0	35
UAG	232	0	0	232	0	0	0	0	232	0	232

Total Over the Counter	$3,543	$485	$227	$4,255	$(2,037)	$(482)	$(276)	$(2,795)

(m)

Securities with an aggregate market value of $1,211 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	29

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	632	632
Swap Agreements	0	3	0	0	197	200

	$0	$3	$0	$0	$832	$835

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,543	$0	$3,543
Purchased Options	0	0	0	40	445	485
Swap Agreements	0	0	0	52	175	227

	$0	$0	$0	$3,635	$620	$4,255

	$0	$3	$0	$3,635	$1,452	$5,090

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	270	270
Swap Agreements	0	2	0	0	420	422

	$0	$2	$0	$0	$693	$695

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,037	$0	$2,037
Written Options	0	11	0	15	456	482
Swap Agreements	0	179	0	0	97	276

	$0	$190	$0	$2,052	$553	$2,795

	$0	$192	$0	$2,052	$1,246	$3,490

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(23)	$(23)
Written Options	0	0	0	0	68	68
Futures	0	0	0	0	(2,471)	(2,471)
Swap Agreements	0	129	0	0	(3,162)	(3,033)

	$0	$129	$0	$0	$(5,588)	$(5,459)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,524	$0	$1,524
Purchased Options	0	0	0	(87)	325	238
Written Options	0	26	0	188	(212)	2
Swap Agreements	0	(65)	0	(1,784)	(126)	(1,975)

	$0	$(39)	$0	$(159)	$(13)	$(211)

	$0	$90	$0	$(159)	$(5,601)	$(5,670)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Written Options	0	0	0	0	7	7
Futures	0	0	0	0	1,479	1,479
Swap Agreements	0	102	0	0	299	401

	$0	$102	$0	$0	$1,781	$1,883

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,898	$0	$2,898
Purchased Options	0	0	0	14	165	179
Written Options	0	6	0	49	(129)	(74)
Swap Agreements	0	7	0	357	243	607

	$0	$13	$0	$3,318	$279	$3,610

	$0	$115	$0	$3,318	$2,060	$5,493

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$106	$0	$106
Australia
Corporate Bonds & Notes	0	629	0	629
Non-Agency Mortgage-Backed Securities	0	221	0	221
Sovereign Issues	0	621	0	621
Brazil
Corporate Bonds & Notes	0	1,137	0	1,137
Canada
Corporate Bonds & Notes	0	1,174	0	1,174
Non-Agency Mortgage-Backed Securities	0	664	0	664
Sovereign Issues	0	229	0	229
Cayman Islands
Asset-Backed Securities	0	3,531	0	3,531
Corporate Bonds & Notes	0	1,631	0	1,631
China
Sovereign Issues	0	9,378	0	9,378
Denmark
Corporate Bonds & Notes	0	9,907	0	9,907
France
Corporate Bonds & Notes	0	394	0	394
Sovereign Issues	0	8,332	0	8,332
Germany
Corporate Bonds & Notes	0	2,613	0	2,613
Sovereign Issues	0	245	0	245
Guernsey, Channel Islands
Corporate Bonds & Notes	0	796	0	796
India
Corporate Bonds & Notes	0	719	0	719
Indonesia
Corporate Bonds & Notes	0	525	0	525
Ireland
Asset-Backed Securities	0	1,722	0	1,722
Israel
Sovereign Issues	0	447	0	447
Italy
Corporate Bonds & Notes	0	1,828	0	1,828
Sovereign Issues	0	5,985	0	5,985
Japan
Corporate Bonds & Notes	0	3,158	0	3,158
Sovereign Issues	0	5,774	0	5,774
Kuwait
Sovereign Issues	0	1,722	0	1,722
Lithuania
Sovereign Issues	0	420	0	420
Luxembourg
Corporate Bonds & Notes	0	594	0	594
Netherlands
Asset-Backed Securities	0	1,599	0	1,599
Corporate Bonds & Notes	0	3,995	0	3,995
Preferred Securities	0	143	0	143
Norway
Sovereign Issues	0	188	0	188
Peru
Sovereign Issues	0	2,854	0	2,854
Qatar
Sovereign Issues	0	3,490	0	3,490
Saudi Arabia
Sovereign Issues	0	3,724	0	3,724
Singapore
Corporate Bonds & Notes	0	411	0	411
South Korea
Corporate Bonds & Notes	0	200	0	200
Spain
Corporate Bonds & Notes	0	202	0	202
Preferred Securities	0	226	0	226
Sovereign Issues	0	12,568	0	12,568

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Supranational
Corporate Bonds & Notes	$0	$408	$0	$408
Sweden
Corporate Bonds & Notes	0	461	0	461
Switzerland
Corporate Bonds & Notes	0	1,795	0	1,795
Sovereign Issues	0	157	0	157
United Arab Emirates
Sovereign Issues	0	1,234	0	1,234
United Kingdom
Corporate Bonds & Notes	0	12,255	0	12,255
Non-Agency Mortgage-Backed Securities	0	7,948	0	7,948
Preferred Securities	0	299	0	299
United States
Asset-Backed Securities	0	10,415	0	10,415
Corporate Bonds & Notes	0	19,574	0	19,574
Loan Participations and Assignments	0	296	0	296
Non-Agency Mortgage-Backed Securities	0	13,523	0	13,523
Preferred Securities	0	333	0	333
U.S. Government Agencies	0	82,401	0	82,401
U.S. Treasury Obligations	0	11,906	0	11,906
Short-Term Instruments
Repurchase Agreements	0	2,197	0	2,197
Argentina Treasury Bills	0	14	3	17
Czech Republic Treasury Bills	0	177	0	177
Japan Treasury Bills	0	5,642	0	5,642
Mexico Treasury Bills	0	785	0	785
South Africa Treasury Bills	0	120	0	120
U.S. Treasury Bills	0	367	0	367

	$0	$266,409	$3	$266,412

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,272	$0	$0	$9,272

Total Investments	$9,272	$266,409	$3	$275,684

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	0	(2,552)	0	(2,552)
United Kingdom
Sovereign Issues	0	(1,175)	0	(1,175)
United States
U.S. Government Agencies	0	(301)	0	(301)

	$0	$(4,028)	$0	$(4,028)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	635	200	0	835
Over the counter	0	4,255	0	4,255

	$635	$4,455	$0	$5,090

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(271)	(424)	0	(695)
Over the counter	0	(2,795)	0	(2,795)

	$(271)	$(3,219)	$0	$(3,490)

Total Financial Derivative Instruments	$364	$1,236	$0	$1,600

Totals	$9,636	$263,617	$3	$273,256

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	31

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Bond Opportunities Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or

ANNUAL REPORT	DECEMBER 31, 2019	33

Notes to Financial Statements (Cont.)

prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2019	35

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay

36	PIMCO VARIABLE INSURANCE TRUST

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Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$3,372	$4,274	$(700)	$(5)	$14	$6,955	$174	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$13	$86,862	$(84,560)	$2	$0	$2,317	$62	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the

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Notes to Financial Statements (Cont.)

borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually

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have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage-Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of

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Notes to Financial Statements (Cont.)

the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight

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repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

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Notes to Financial Statements (Cont.)

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity.

ANNUAL REPORT	DECEMBER 31, 2019	43

Notes to Financial Statements (Cont.)

The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in,

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage,

ANNUAL REPORT	DECEMBER 31, 2019	45

Notes to Financial Statements (Cont.)

magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”)

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

ANNUAL REPORT	DECEMBER 31, 2019	47

Notes to Financial Statements (Cont.)

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$884,806	$852,118	$83,462	$82,111

†	A zero balance may reflect actual amounts rounding to less than one thousand.

48	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	108	$1,208	150	$1,805

Administrative Class	1,971	21,995	2,204	26,588

Advisor Class	187	2,089	233	2,821
Issued as reinvestment of distributions

Institutional Class	23	253	62	692

Administrative Class	363	4,072	1,077	12,071

Advisor Class	49	554	152	1,707
Cost of shares redeemed

Institutional Class	(154)	(1,733)	(159)	(1,911)

Administrative Class	(3,533)	(39,475)	(4,177)	(50,215)

Advisor Class	(352)	(3,933)	(590)	(7,059)

Net increase (decrease) resulting from Portfolio share transactions	(1,338)	$(14,970)	(1,048)	$(13,501)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 61% of the Portfolio. One of the shareholders is a related party and comprises 27% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2019	49

Notes to Financial Statements (Cont.)

December 31, 2019

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Global Bond Opportunities Portfolio (Unhedged)	$3,165	$0	$2,049	$0	$(2,595)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, convertible preferred securities, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Bond Opportunities Portfolio (Unhedged)	$67	$2,528

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Global Bond Opportunities Portfolio (Unhedged)	$272,887	$9,415	$(7,708)	$1,707

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, convertible preferred securities, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Global Bond Opportunities Portfolio (Unhedged)	$4,879	$0	$0	$13,075	$587	$809

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

50	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global Bond Opportunities Portfolio (Unhedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Global Bond Opportunities Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2019	51

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RYL	NatWest Markets Plc

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.

CIB	Canadian Imperial Bank of Commerce	JLN	JP Morgan Chase Bank N.A. London	TDL	Toronto Dominion Bank London

CKL	Citibank N.A. London	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

DBL	Deutsche Bank AG London	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NOK	Norwegian Krone

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar

BRL	Brazilian Real	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

CAD	Canadian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty

CHF	Swiss Franc	ILS	Israeli Shekel	RON	Romanian New Leu

CLP	Chilean Peso	INR	Indian Rupee	RUB	Russian Ruble

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SEK	Swedish Krona

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TWD	Taiwanese Dollar

COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	ZAR	South African Rand

DKK	Danish Krone

Exchange Abbreviations:

CBOT	Chicago Board of Trade	MSE	Montreal Stock Exchange	OTC	Over the Counter

CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR

BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	SOFRRATE	Secured Overnight Financing Rate

CDOR01	1 Month CDN Swap Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate

CDX.EM	Credit Derivatives Index - Emerging Markets

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

BTP	Buoni del Tesoro Poliennali	JIBAR	Johannesburg Interbank Agreed Rate	SONIO	Sterling Overnight Interbank Average Rate

CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	TELBOR	Tel Aviv Inter-Bank Offered Rate

52	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Global Bond Opportunities Portfolio (Unhedged)	0.00%	0.00%	$2,926	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	DECEMBER 31, 2019	53

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2019	55

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

56	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

ANNUAL REPORT	DECEMBER 31, 2019	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

ANNUAL REPORT	DECEMBER 31, 2019	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

62	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT08AR_123119

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO Global Core Bond (Hedged) Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO Global Core Bond (Hedged) Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform

4	PIMCO VARIABLE INSURANCE TRUST

mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Core Bond (Hedged) Portfolio	05/02/11	—	05/02/11	—	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Core Bond (Hedged) Portfolio

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of December 31, 2019†§

United States	48.0%

United Kingdom	9.2%

Japan	7.4%

Short-Term Instruments‡	5.0%

Denmark	3.7%

Spain	3.6%

Italy	3.0%

China	2.5%

Netherlands	2.2%

Canada	2.1%

Cayman Islands	2.1%

France	2.1%

Saudi Arabia	1.4%

Qatar	1.2%

Other	6.5%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Years	Inception≈
PIMCO Global Core Bond (Hedged) Portfolio Administrative Class	7.88%	2.89%	1.70%
Bloomberg Barclays Global Aggregate (USD Hedged) Indexª ±	8.22%	3.57%	4.10%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 05/02/2011.

ª Prior to October 21, 2016, the Fund’s primary benchmark was the Bloomberg Barclays U.S. Aggregate Index.

± Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, were 0.76% for Administrative Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Core Bond (Hedged) Portfolio seeks total return which exceeds that of its benchmark by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to duration in core eurozone countries in the second and third quarters of 2019 contributed to relative performance as core eurozone yields — as shown by the euro swaps curve — decreased.

»	Positions in high-yield corporates contributed to relative performance as spreads tightened.

»

Holdings of emerging markets external debt contributed to relative performance as spreads tightened. The JP Morgan Emerging Market Bond Index (EMBI), which generally tracks the spread of emerging market external debt, decreased.

»	Underweight exposure to duration in periphery Eurozone countries in the first half of the reporting period, specifically Italy, detracted from relative performance as yields decreased.

»

Curve positioning in the U.S. — particularly underweight exposure to the long-end of the yield curve (notably the 30 year) — detracted from relative performance as the yield curve flattened in the third quarter of 2019.

»	Underweight exposure to duration in Japan (particularly in the 10 year to 20 year portion of the curve) detracted from relative performance as yields decreased.

ANNUAL REPORT	DECEMBER 31, 2019	7

Expense Example PIMCO Global Core Bond (Hedged) Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,017.20	$4.50	$1,000.00	$1,020.88	$4.51	0.88%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	DECEMBER 31, 2019	9

Financial Highlights PIMCO Global Core Bond (Hedged) Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Loss	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class

12/31/2019	$9.41	$0.21	$0.53	$0.74	$(0.22)	$0.00	$0.00	$(0.22)

12/31/2018	9.47	0.18	(0.08)	0.10	(0.16)	0.00	0.00	(0.16)

12/31/2017	9.21	0.15	0.24	0.39	(0.13)	0.00	0.00	(0.13)

12/31/2016	8.77	0.21	0.38	0.59	(0.15)	0.00	0.00	(0.15)

12/31/2015	9.42	0.14	(0.61)	(0.47)	0.00	0.00	(0.18)	(0.18)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.25% and the Portfolio’s supervisory and administrative fee was decreased by 0.04% to an annual rate of 0.31%.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.93	7.88%	$97,876	0.84%		0.84%		0.71%		0.71%		2.19%	375%

9.41	1.05	110,302	0.76		0.76		0.71		0.71		1.87	327

9.47	4.29	107,869	0.76		0.76		0.71		0.71		1.61	292

9.21	6.78	107,052	0.91	(d)	0.91	(d)	0.86	(d)	0.86	(d)	2.31	342

8.77	(5.03)	214,181	0.90		0.90		0.90		0.90		1.50	256

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Statement of Assets and Liabilities PIMCO Global Core Bond (Hedged) Portfolio

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$141,891
Investments in Affiliates	4,594
Financial Derivative Instruments
Exchange-traded or centrally cleared	203
Over the counter	565
Cash	1
Deposits with counterparty	1,369
Foreign currency, at value	438
Receivable for investments sold	3,790
Receivable for TBA investments sold	15,208
Interest and/or dividends receivable	695
Dividends receivable from Affiliates	9
Total Assets	168,763

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$13,033
Payable for sale-buyback transactions	1,427
Payable for short sales	1,574
Financial Derivative Instruments
Exchange-traded or centrally cleared	224
Over the counter	1,254
Payable for investments purchased	2,417
Payable for investments in Affiliates purchased	9
Payable for TBA investments purchased	50,835
Payable for Portfolio shares redeemed	54
Accrued investment advisory fees	21
Accrued supervisory and administrative fees	26
Accrued servicing fees	12
Other liabilities	1
Total Liabilities	70,887

Net Assets	$97,876

Net Assets Consist of:

Paid in capital	$95,206
Distributable earnings (accumulated loss)	2,670

Net Assets	$97,876

Net Assets:

Administrative Class	$97,876

Shares Issued and Outstanding:

Administrative Class	9,852

Net Asset Value Per Share Outstanding(a):

Administrative Class	$9.93

Cost of investments in securities	$139,908
Cost of investments in Affiliates	$4,619
Cost of foreign currency held	$435
Proceeds received on short sales	$1,558
Cost or premiums of financial derivative instruments, net	$(53)

* Includes repurchase agreements of:	$756

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Interest, net of foreign taxes*	$3,054
Dividends	3
Dividends from Investments in Affiliates	137
Total Income	3,194

Expenses:

Investment advisory fees	263
Supervisory and administrative fees	327
Servicing fees - Administrative Class	158
Trustee fees	2
Interest expense	137
Miscellaneous expense	2
Total Expenses	889

Net Investment Income (Loss)	2,305

Net Realized Gain (Loss):

Investments in securities	1,015
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	692
Over the counter financial derivative instruments	1,776
Short sales	(154)
Foreign currency	(760)

Net Realized Gain (Loss)	2,570

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	3,859
Investments in Affiliates	14
Exchange-traded or centrally cleared financial derivative instruments	(322)
Over the counter financial derivative instruments	(50)
Short sales	(12)
Foreign currency assets and liabilities	(82)

Net Change in Unrealized Appreciation (Depreciation)	3,407

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,282

* Foreign tax withholdings	$4

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Statements of Changes in Net Assets PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,305	$2,125
Net realized gain (loss)	2,570	1,444
Net change in unrealized appreciation (depreciation)	3,407	(2,508)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,282	1,061

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Administrative Class	(2,333)	(1,911)

Total Distributions(a)	(2,333)	(1,911)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(18,375)	3,283

Total Increase (Decrease) in Net Assets	(12,426)	2,433

Net Assets:

Beginning of year	110,302	107,869
End of year	$97,876	$110,302

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 145.0%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
42.836% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,680	$15
56.589% (ARLLMONP) due 06/21/2020 ~(a)		3,580	32

Autonomous City of Buenos Aires Argentina
51.313% (BADLARPP + 5.000%) due 01/23/2022 ~(a)		200	2

Provincia de Buenos Aires
52.270% (BADLARPP + 3.750%) due 04/12/2025 ~(a)		340	3

Total Argentina (Cost $256)			52

AUSTRALIA 0.4%

CORPORATE BONDS & NOTES 0.4%

Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		$400	419

Total Australia (Cost $401)			419

BRAZIL 0.4%

CORPORATE BONDS & NOTES 0.4%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/30/2020 (d)(g)		$101	1

Petrobras Global Finance BV
5.093% due 01/15/2030		341	366
6.125% due 01/17/2022		34	36

Total Brazil (Cost $394)			403

CANADA 3.2%

CORPORATE BONDS & NOTES 0.3%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$95	97

Enbridge, Inc.
2.594% (US0003M + 0.700%) due 06/15/2020 ~		100	100

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	100	122

			319

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

Canadian Mortgage Pools
2.065% (CDOR01 + 0.100%) due 06/01/2020 ~		132	102
2.265% (CDOR01 + 0.300%) due 07/01/2020 - 08/01/2020 ~		423	326

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	81	63

			491

SOVEREIGN ISSUES 2.4%

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		118	114

Canada Housing Trust
2.400% due 12/15/2022 (j)		2,800	2,190

			2,304

Total Canada (Cost $3,091)			3,114

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 3.1%

ASSET-BACKED SECURITIES 2.5%

Avery Point CLO Ltd.
3.123% due 01/18/2025 •		$78	$78

B&M CLO Ltd.
2.731% due 04/16/2026 •		103	103

Cent CLO Ltd.
3.071% due 10/15/2026 •		300	300

Evans Grove CLO Ltd.
2.834% due 05/28/2028 •		100	99

JMP Credit Advisors CLO Ltd.
2.852% due 01/17/2028 •		300	299

LCM LP
3.006% due 10/20/2027 •		300	298

Monarch Grove CLO
2.820% due 01/25/2028 •		300	299

Sudbury Mill CLO Ltd.
3.152% due 01/17/2026 •		304	304

TICP CLO Ltd.
2.806% due 04/20/2028 •		300	298

Venture CDO Ltd.
2.881% due 04/15/2027 •		100	100

Zais CLO Ltd.
3.151% due 04/15/2028 •		300	300

			2,478

CORPORATE BONDS & NOTES 0.6%

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		162	160

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		721	180

Sands China Ltd.
5.400% due 08/08/2028		200	226

			566

Total Cayman Islands (Cost $3,368)			3,044

CHINA 3.7%

SOVEREIGN ISSUES 3.7%

China Development Bank
3.050% due 08/25/2026	CNY	1,300	182
3.180% due 04/05/2026		2,500	353
3.680% due 02/26/2026		2,900	421
3.740% due 09/10/2025		1,600	233
3.800% due 01/25/2036		1,000	142
4.040% due 04/10/2027		1,700	251
4.040% due 07/06/2028		400	59
4.150% due 10/26/2025		400	60
4.240% due 08/24/2027		7,900	1,180
4.880% due 02/09/2028		3,600	560

China Government Bond
2.950% due 06/16/2023		300	43
3.220% due 12/06/2025		300	44
3.290% due 10/18/2023		900	132

Total China (Cost $3,667)			3,660

DENMARK 5.5%

CORPORATE BONDS & NOTES 5.5%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	5,800	856
1.500% due 10/01/2037		577	90
1.500% due 10/01/2050		1,923	293

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		5,300	777
1.500% due 10/01/2037		574	89
1.500% due 10/01/2050		1,472	226
2.000% due 10/01/2047		2,661	415
2.000% due 10/01/2050		1,004	156
2.500% due 10/01/2047		1	0
3.000% due 10/01/2047		17	3

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nykredit Realkredit A/S
1.000% due 10/01/2050	DKK	9,800	$1,433
1.500% due 10/01/2037		375	58
1.500% due 10/01/2050		6,107	933
2.500% due 10/01/2036		51	8
2.500% due 10/01/2047		5	1

Realkredit Danmark A/S
2.500% due 04/01/2036		26	4
2.500% due 07/01/2047		41	7

Total Denmark (Cost $5,310)			5,349

FRANCE 3.1%

CORPORATE BONDS & NOTES 1.2%

Altice France S.A.
7.375% due 05/01/2026		$300	323

BNP Paribas S.A.
3.375% due 01/23/2026	GBP	100	145

Credit Agricole S.A.
2.956% (US0003M + 1.020%) due 04/24/2023 ~		$250	253

Danone S.A.
3.000% due 06/15/2022		200	204

Dexia Credit Local S.A.
1.625% due 10/16/2024		250	246

			1,171

SOVEREIGN ISSUES 1.9%

France Government International Bond
1.500% due 05/25/2050	EUR	150	194
2.000% due 05/25/2048 (j)		900	1,298
3.250% due 05/25/2045		200	352

			1,844

Total France (Cost $2,674)			3,015

GERMANY 1.4%

CORPORATE BONDS & NOTES 1.4%

Deutsche Bank AG
2.768% (US0003M + 0.815%) due 01/22/2021 ~		$200	199
3.192% (US0003M + 1.290%) due 02/04/2021 ~		150	150
3.961% due 11/26/2025 •		200	205
4.250% due 10/14/2021		500	514

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		200	213

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	100	76

Total Germany (Cost $1,324)			1,357

IRELAND 0.6%

ASSET-BACKED SECURITIES 0.3%

Toro European CLO DAC
0.900% due 10/15/2030 •	EUR	300	337

CORPORATE BONDS & NOTES 0.3%

GE Capital European Funding Unlimited Co.
0.000% due 05/17/2021 •		100	112

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		$200	201

			313

Total Ireland (Cost $659)			650

ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%

Israel Government International Bond
3.250% due 01/17/2028		$200	215

Total Israel (Cost $199)			215

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 4.5%

CORPORATE BONDS & NOTES 1.1%

Banca Carige SpA
1.092% (EUR003M + 1.500%) due 05/25/2060 ~	EUR	300	$338
1.298% (EUR003M + 1.700%) due 10/25/2021 ~		300	341

UniCredit SpA
7.830% due 12/04/2023		$350	408

			1,087

SOVEREIGN ISSUES 3.4%

Italy Buoni Poliennali Del Tesoro
1.350% due 04/01/2030	EUR	600	669
2.100% due 07/15/2026		400	482
2.500% due 11/15/2025		400	492
3.000% due 08/01/2029 (j)		900	1,164

Italy Government International Bond
6.000% due 08/04/2028	GBP	300	498

			3,305

Total Italy (Cost $4,276)			4,392

JAPAN 11.2%

CORPORATE BONDS & NOTES 1.7%

Central Nippon Expressway Co. Ltd.
2.362% due 05/28/2021		$500	501

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		200	202
3.455% due 03/02/2023		300	311

Mizuho Financial Group, Inc.
2.721% due 07/16/2023 •		200	203
3.922% due 09/11/2024 •		300	315

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	100	116

			1,648

SOVEREIGN ISSUES 9.5%

Development Bank of Japan, Inc.
3.125% due 09/06/2023		$500	521

Japan Bank for International Cooperation
1.750% due 10/17/2024		200	197
3.250% due 07/20/2023		200	209

Japan Finance Organization for Municipalities
2.125% due 04/13/2021		600	601

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	91,058	863
0.100% due 03/20/2029		110,000	1,026
0.100% due 06/20/2029		110,000	1,025
0.400% due 03/20/2036		210,000	2,001
0.500% due 03/20/2049		90,000	850
0.700% due 12/20/2048		134,000	1,335
1.300% due 06/20/2035		30,000	324

Tokyo Metropolitan Government
2.000% due 05/17/2021		$300	300

			9,252

Total Japan (Cost $10,730)			10,900

KUWAIT 0.8%

SOVEREIGN ISSUES 0.8%

Kuwait International Government Bond
3.500% due 03/20/2027		$700	754

Total Kuwait (Cost $695)			754

LITHUANIA 0.3%

SOVEREIGN ISSUES 0.3%

Lithuania Government International Bond
1.100% due 04/26/2027	EUR	100	119
6.125% due 03/09/2021		$200	210

Total Lithuania (Cost $325)			329

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 0.8%

CORPORATE BONDS & NOTES 0.8%

Emerald Bay S.A.
0.000% due 10/08/2020 (d)	EUR	286	$314

Medtronic Global Holdings S.C.A.
0.000% due 12/02/2022 (d)		200	225

NORD/LB Luxembourg S.A. Covered Bond Bank
2.875% due 02/16/2021		$200	202

Total Luxembourg (Cost $752)			741

NETHERLANDS 3.4%

ASSET-BACKED SECURITIES 1.3%

Babson Euro CLO BV
0.418% due 10/25/2029 •	EUR	250	280

Dryden Euro CLO BV
0.880% due 01/15/2030 •		250	281

Jubilee CLO BV
0.405% due 12/15/2029 •		400	448

Ozlme BV
0.820% due 01/18/2030 •		250	280

			1,289

CORPORATE BONDS & NOTES 2.0%

British Transco International Finance BV
0.000% due 11/04/2021 (d)		$200	192

Cooperatieve Rabobank UA
2.807% (US0003M + 0.860%) due 09/26/2023 ~		300	302
3.875% due 09/26/2023		300	317
6.625% due 06/29/2021 •(g)(h)	EUR	200	244

Deutsche Telekom International Finance BV
2.820% due 01/19/2022		$200	203

Mylan NV
3.750% due 12/15/2020		10	10

NXP BV
4.625% due 06/01/2023		200	214

Syngenta Finance NV
3.698% due 04/24/2020		200	201

Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	200	227

			1,910

		SHARES
PREFERRED SECURITIES 0.1%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		50,000	72

Total Netherlands (Cost $3,248)			3,271

		PRINCIPAL AMOUNT (000s)
NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%

DNB Boligkreditt A/S
2.500% due 03/28/2022		300	304

SOVEREIGN ISSUES 0.1%

Norway Government International Bond
3.750% due 05/25/2021	NOK	1,100	129

Total Norway (Cost $452)			433

PERU 0.7%

SOVEREIGN ISSUES 0.7%

Peru Government International Bond
5.940% due 02/12/2029	PEN	800	272
6.350% due 08/12/2028		800	281

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.950% due 08/12/2031	PEN	500	$182

Total Peru (Cost $673)			735

POLAND 0.2%

SOVEREIGN ISSUES 0.2%

Poland Government International Bond
2.250% due 04/25/2022	PLN	900	241

Total Poland (Cost $227)			241

QATAR 1.8%

SOVEREIGN ISSUES 1.8%

Qatar Government International Bond
3.875% due 04/23/2023		$1,000	1,057
4.000% due 03/14/2029		200	224
4.500% due 04/23/2028		400	459

Total Qatar (Cost $1,596)			1,740

RUSSIA 0.1%

SOVEREIGN ISSUES 0.1%

Russia Government International Bond
7.250% due 05/10/2034	RUB	6,200	108

Total Russia (Cost $91)			108

SAUDI ARABIA 2.1%

SOVEREIGN ISSUES 2.1%

Saudi Government International Bond
2.375% due 10/26/2021		$1,000	1,005
2.875% due 03/04/2023		300	306
3.250% due 10/26/2026		200	207
4.000% due 04/17/2025		400	432
4.500% due 04/17/2030		100	114

Total Saudi Arabia (Cost $1,990)			2,064

SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%

BOC Aviation Ltd.
2.750% due 09/18/2022		$200	201

DBS Bank Ltd.
3.300% due 11/27/2021		100	103

Total Singapore (Cost $299)			304

SOUTH KOREA 1.3%

SOVEREIGN ISSUES 1.3%

Korea Government International Bond
2.125% due 06/10/2027	KRW	125,000	112
2.375% due 12/10/2027		150,000	137
2.375% due 12/10/2028		630,000	576
2.625% due 06/10/2028		250,000	232
5.500% due 03/10/2028		150,000	168

Total South Korea (Cost $1,230)			1,225

SPAIN 5.4%

CORPORATE BONDS & NOTES 0.8%

Merlin Properties Socimi S.A.
2.225% due 04/25/2023	EUR	400	475

Telefonica Emisiones S.A.
5.134% due 04/27/2020		$300	303

			778

		SHARES
PREFERRED SECURITIES 0.5%

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(g)(h)		200,000	226

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

		SHARES	MARKET VALUE (000S)

Banco Santander S.A.
6.250% due 09/11/2021 •(g)(h)		200,000	$239

			465

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 4.1%

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	50	60
4.950% due 02/11/2020		400	451

Spain Government International Bond
0.250% due 07/30/2024		500	570
0.600% due 10/31/2029 (j)		950	1,080
1.400% due 07/30/2028 (j)		600	733
1.450% due 04/30/2029 (j)		800	981
2.700% due 10/31/2048		100	149

			4,024

Total Spain (Cost $5,296)			5,267

SWEDEN 0.1%

CORPORATE BONDS & NOTES 0.1%

Sveriges Sakerstallda Obligationer AB
2.000% due 06/17/2026	SEK	1,000	115

Total Sweden (Cost $116)			115

SWITZERLAND 0.9%

CORPORATE BONDS & NOTES 0.9%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$200	223

Credit Suisse Group AG
4.282% due 01/09/2028		250	272

UBS AG
2.450% due 12/01/2020		200	201
5.125% due 05/15/2024 (h)		200	216

Total Switzerland (Cost $890)			912

UNITED ARAB EMIRATES 0.5%

SOVEREIGN ISSUES 0.5%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$300	304
3.125% due 10/11/2027		200	210

Total United Arab Emirates (Cost $499)			514

UNITED KINGDOM 13.8%

CORPORATE BONDS & NOTES 9.3%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$500	562

Barclays PLC
3.340% (US0003M + 1.430%) due 02/15/2023 ~		300	303
4.610% due 02/15/2023 •		300	313
7.125% due 06/15/2025 •(g)(h)	GBP	200	300
8.000% due 12/15/2020 •(g)(h)	EUR	200	240

British Telecommunications PLC
9.625% due 12/15/2030		$100	154

Clydesdale Bank PLC
2.250% due 04/21/2020	GBP	200	266

HSBC Holdings PLC
2.504% (US0003M + 0.600%) due 05/18/2021 ~		$200	200
2.537% (US0003M + 0.650%) due 09/11/2021 ~		600	601
3.000% due 07/22/2028 •	GBP	100	140
5.875% due 09/28/2026 •(g)(h)		200	292

Lloyds Bank PLC
4.875% due 03/30/2027		500	820
5.125% due 03/07/2025		400	631

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
3.900% due 03/12/2024		$200	$211
4.582% due 12/10/2025		200	217
7.500% due 06/27/2024 •(g)(h)		200	221

Marks & Spencer PLC
3.000% due 12/08/2023	GBP	100	137

Nationwide Building Society
4.302% due 03/08/2029 •		$200	218

Natwest Markets PLC
0.625% due 03/02/2022	EUR	600	681

NatWest Markets PLC
1.000% due 05/28/2024		100	114

Royal Bank of Scotland Group PLC
3.497% (US0003M + 1.550%) due 06/25/2024 ~		$500	508
6.100% due 06/10/2023		300	330
7.500% due 08/10/2020 •(g)(h)		200	205

Santander UK Group Holdings PLC
2.875% due 08/05/2021		300	303
2.920% due 05/08/2026 •	GBP	100	138
4.796% due 11/15/2024 •		$600	648

Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	48	83

Virgin Media Secured Finance PLC
4.875% due 01/15/2027		100	139
5.000% due 04/15/2027		100	141

			9,116

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.4%

Alba PLC
0.977% due 11/25/2042		328	416

Eurosail PLC
1.729% (BP0003M + 0.950%) due 06/13/2045 ~		457	605

Hawksmoor Mortgages
1.761% due 05/25/2053 •		383	509

Lanark Master Issuer PLC
1.607% due 12/22/2069 •		173	231

Newgate Funding PLC
0.928% due 12/15/2050 •		73	97

Ripon Mortgages PLC
1.602% due 08/20/2056 •		511	677

RMAC Securities PLC
0.949% due 06/12/2044 •		260	328

Silverstone Master Issuer PLC
1.460% due 01/21/2070 •		186	248

Southern Pacific Financing PLC
0.965% due 06/10/2043 •		94	123

Towd Point Mortgage Funding
0.000% due 07/20/2045 •		400	530

Towd Point Mortgage Funding PLC
1.602% (BP0003M + 0.800%) due 02/20/2045 ~		169	224
1.820% due 10/20/2051 •		267	355

			4,343

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		250	55

Total United Kingdom (Cost $13,575)			13,514

		PRINCIPAL AMOUNT (000S)
UNITED STATES 71.9%

ASSET-BACKED SECURITIES 4.7%

Argent Securities Trust
1.942% due 07/25/2036 •		372	162
1.952% due 05/25/2036 •		652	242

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
2.112% due 01/25/2047 •		$26	$26

Countrywide Asset-Backed Certificates
1.932% due 07/25/2037 ^•		181	165
1.932% due 07/25/2037 •		67	61
4.706% due 07/25/2036 ~		24	24

Countrywide Asset-Backed Certificates Trust
3.042% due 07/25/2035 •		700	708

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.753% due 03/25/2037 ^þ		270	156

First Franklin Mortgage Loan Trust
3.067% due 07/25/2034 •		115	116

GSAA Home Equity Trust
2.242% due 08/25/2037 •		45	45

Home Equity Mortgage Loan Asset-Backed Trust
2.032% due 04/25/2037 •		281	208

MASTR Asset-Backed Securities Trust
2.002% due 05/25/2037 •		326	316

Morgan Stanley ABS Capital, Inc. Trust
2.022% due 10/25/2036 •		599	391

Morgan Stanley Mortgage Loan Trust
6.000% due 02/25/2037 ^~		28	26

New Century Home Equity Loan Trust
3.655% due 06/20/2031 ~		411	407

NovaStar Mortgage Funding Trust
1.922% due 03/25/2037 •		587	432

Option One Mortgage Loan Trust
1.932% due 03/25/2037 •		70	64

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ		366	187

Soundview Home Loan Trust
2.042% due 11/25/2036 •		300	284

Structured Asset Investment Loan Trust
3.517% due 10/25/2034 •		232	234

Terwin Mortgage Trust
2.732% due 11/25/2033 •		5	5

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		300	305

			4,564

CORPORATE BONDS & NOTES 12.5%

AbbVie, Inc.
2.900% due 11/06/2022		300	306

Allergan Sales LLC
5.000% due 12/15/2021		200	209

American Honda Finance Corp.
2.360% (US0003M + 0.450%) due 02/15/2022 ~		100	100

American Tower Corp.
2.800% due 06/01/2020		100	100
3.800% due 08/15/2029		200	214

AT&T, Inc.
1.800% due 09/05/2026	EUR	200	240
2.657% (US0003M + 0.750%) due 06/01/2021 ~		$200	201
2.951% (US0003M + 0.950%) due 07/15/2021 ~		400	404
3.067% (US0003M + 1.180%) due 06/12/2024 ~		200	204

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		100	102

Bayer U.S. Finance LLC
2.577% (US0003M + 0.630%) due 06/25/2021 ~		200	201
4.250% due 12/15/2025		300	324

BMW U.S. Capital LLC
3.400% due 08/13/2021		100	102

Broadcom Corp.
2.200% due 01/15/2021		100	100

Charter Communications Operating LLC
4.464% due 07/23/2022		500	526
6.384% due 10/23/2035		200	252

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	17

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Continental Resources, Inc.
4.375% due 01/15/2028		$100	$106

D.R. Horton, Inc.
4.375% due 09/15/2022		100	105

DISH DBS Corp.
5.125% due 05/01/2020		200	202

Dominion Energy Gas Holdings LLC
2.494% (US0003M + 0.600%) due 06/15/2021 ~		100	100

Energy Transfer Operating LP
4.650% due 06/01/2021		300	309

EQT Corp.
4.875% due 11/15/2021		200	207

Fiserv, Inc.
2.750% due 07/01/2024		300	305

Ford Motor Credit Co. LLC
2.881% (US0003M + 0.880%) due 10/12/2021 ~		300	298
3.021% due 03/06/2024	EUR	200	238
5.750% due 02/01/2021		$200	207

GATX Corp.
2.611% (US0003M + 0.720%) due 11/05/2021 ~		400	402

General Mills, Inc.
2.541% (US0003M + 0.540%) due 04/16/2021 ~		100	100

General Motors Financial Co., Inc.
2.862% (US0003M + 0.850%) due 04/09/2021 ~		100	100

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		300	331

Harley-Davidson Financial Services, Inc.
2.847% (US0003M + 0.940%) due 03/02/2021 ~		100	101

International Lease Finance Corp.
8.250% due 12/15/2020		300	317

Komatsu Finance America, Inc.
2.437% due 09/11/2022		300	301

Kraft Heinz Foods Co.
2.471% (US0003M + 0.570%) due 02/10/2021 ~		100	100

L3Harris Technologies, Inc.
2.416% (US0003M + 0.480%) due 04/30/2020 ~		100	100

McDonald’s Corp.
2.366% (US0003M + 0.430%) due 10/28/2021 ~		100	100

Morgan Stanley
2.451% (US0003M + 0.550%) due 02/10/2021 ~		100	100

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	200	270

Nissan Motor Acceptance Corp.
2.800% due 01/13/2022		$100	101

Northwell Healthcare, Inc.
4.260% due 11/01/2047		100	107

Occidental Petroleum Corp.
2.900% due 08/15/2024		200	203

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		300	319

Public Service Enterprise Group, Inc.
2.000% due 11/15/2021		100	100

Rio Oil Finance Trust
9.250% due 07/06/2024		288	324

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		100	103

Spectra Energy Partners LP
2.592% (US0003M + 0.700%) due 06/05/2020 ~		100	100

Spirit AeroSystems, Inc.
2.694% (US0003M + 0.800%) due 06/15/2021 ~		100	100
3.950% due 06/15/2023		200	206

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Technologies Corp.
3.350% due 08/16/2021	$100	$102

VEREIT Operating Partnership LP
4.875% due 06/01/2026	400	443

Verizon Communications, Inc.
2.625% due 08/15/2026	100	102
4.125% due 03/16/2027	100	111
4.329% due 09/21/2028	99	112

VMware, Inc.
2.300% due 08/21/2020	100	100

Volkswagen Group of America Finance LLC
2.675% (US0003M + 0.770%) due 11/13/2020 ~	200	201
2.841% (US0003M + 0.940%) due 11/12/2021 ~	200	202
4.000% due 11/12/2021	200	207

Wells Fargo & Co.
3.046% (US0003M + 1.110%) due 01/24/2023 ~	300	304

WRKCo, Inc.
3.750% due 03/15/2025	100	106

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	300	306
3.375% due 11/30/2021	300	306

		12,249

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
4.549% (LIBOR03M + 2.750%) due 01/31/2025 ~	98	99

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.2%

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	389	382

Banc of America Funding Trust
1.975% due 04/20/2047 ^•	107	98
6.000% due 07/25/2037 ^	90	86

BCAP LLC Trust
2.002% due 05/25/2047 •	150	140

Chase Mortgage Finance Trust
3.782% due 03/25/2037 ^~	57	56
3.797% due 07/25/2037 ~	10	9

Citigroup Mortgage Loan Trust
3.856% due 04/25/2037 ^~	60	53

Citigroup Mortgage Loan Trust, Inc.
4.416% due 08/25/2035 ^~	1,105	1,032

Countrywide Home Loan Mortgage Pass-Through Trust
6.250% due 09/25/2036 ^	56	42

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.942% due 02/25/2047 •	235	176

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.945% due 02/25/2036 ^þ	82	82

GreenPoint Mortgage Funding Trust
2.252% due 06/25/2045 •	86	81

JPMorgan Alternative Loan Trust
3.469% due 12/25/2036 ~	20	20

Merrill Lynch Mortgage Investors Trust
4.227% due 03/25/2036 ^~	167	119

Morgan Stanley Mortgage Loan Trust
3.794% due 05/25/2036 ^~	100	78
4.417% due 09/25/2035 ^~	68	42

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	292	292

PHH Alternative Mortgage Trust
6.000% due 05/25/2037 ^	63	59

Prime Mortgage Trust
6.000% due 06/25/2036 ^	77	76

Residential Accredit Loans, Inc. Trust
1.922% due 02/25/2037 •	51	50

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	49	46

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
2.022% due 02/25/2036 •		$19	$19

Structured Asset Securities Corp.
2.072% due 01/25/2036 •		46	43

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		975	982

WaMu Mortgage Pass-Through Certificates Trust
3.864% due 09/25/2036 ~		30	29

			4,092

		SHARES
PREFERRED SECURITIES 0.2%

Bank of America Corp.
5.875% due 03/15/2028 •(g)		200,000	222

		PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 41.0%

Fannie Mae
2.192% due 06/25/2036 •		9	9
3.500% due 08/01/2058 - 01/01/2059		382	401

Freddie Mac
2.131% due 01/15/2038 •		150	149
2.500% due 01/15/2038 ~(a)		150	10
3.000% due 02/01/2046		649	665
3.500% due 11/01/2047 - 04/01/2048		847	880
4.530% due 09/01/2037 •		302	320

Ginnie Mae
2.554% due 09/20/2066 •		604	607
5.167% due 09/20/2066 ~		425	465

Uniform Mortgage-Backed Security
2.500% due 11/01/2049		200	198
3.000% due 10/01/2049		199	204
3.500% due 10/01/2034 - 05/01/2049		195	204
4.000% due 03/01/2049		189	197

Uniform Mortgage-Backed Security, TBA
3.000% due 02/01/2050		4,900	4,963
3.500% due 01/01/2050		14,100	14,498
4.000% due 01/01/2050 - 02/01/2050		15,700	16,329

			40,099

U.S. TREASURY OBLIGATIONS 9.2%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2022 (j)		529	528
0.375% due 07/15/2025 (j)		1,888	1,927
0.500% due 01/15/2028 (j)		1,774	1,820
0.625% due 01/15/2026 (j)		910	938
1.000% due 02/15/2048 (j)		417	462
1.375% due 02/15/2044 (j)		221	261
2.500% due 01/15/2029		240	289
3.875% due 04/15/2029		157	209

U.S. Treasury Notes
2.625% due 06/15/2021		200	203
2.875% due 04/30/2025 (j)		2,200	2,328

			8,965

Total United States (Cost $68,880)			70,290

SHORT-TERM INSTRUMENTS 2.8%

REPURCHASE AGREEMENTS (i) 0.8%
			756

ARGENTINA TREASURY BILLS 0.0%
41.333% due 04/03/2020 «~	ARS	130	2
131.550% due 02/26/2020 - 05/13/2020 (c)(d)		570	7

			9

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CZECH REPUBLIC TREASURY BILLS 0.1%
(0.101)% due 01/10/2020 (d)(e)	CZK	2,000	$88

JAPAN TREASURY BILLS 1.5%
(0.281)% due 01/10/2020 - 03/09/2020 (c)(d)	JPY	160,000	1,473

SOUTH AFRICA TREASURY BILLS 0.4%
7.260% due 03/04/2020 (d)(e)	ZAR	6,200	438

Total Short-Term Instruments (Cost $2,725)			2,764

Total Investments in Securities (Cost $139,908)			141,891

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.7%

SHORT-TERM INSTRUMENTS 4.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.7%

PIMCO Short Asset Portfolio	420,864	$4,190

PIMCO Short-Term Floating NAV Portfolio III	40,776	404

Total Short-Term Instruments (Cost $4,619)		4,594

Total Investments in Affiliates (Cost $4,619)		4,594

Total Investments 149.7% (Cost $144,527)		$146,485

Financial Derivative Instruments (k)(l) (0.7)% (Cost or Premiums, net $(53))		(710)

Other Assets and Liabilities, net (49.0)%		(47,899)

Net Assets 100.0%		$97,876

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020		$607	U.S. Treasury Bonds 2.875% due 08/15/2045	$(623)	$607	$607
TDL	0.650	12/04/2019	01/22/2020	GBP	113	United Kingdom Gilt 1.750% due 01/22/2049	(147)	149	149

Total Repurchase Agreements							$(770)	$756	$756

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	(0.150)%	10/16/2019	02/27/2020	EUR	(833)	$(934)
BSN	1.790	11/04/2019	01/13/2020		$(3,622)	(3,633)
CIB	1.940	11/25/2019	01/13/2020		(1,932)	(1,936)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	19

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
IND	(0.330)%	10/17/2019	02/27/2020	EUR	(1,082)	$(1,213)
	1.950	12/10/2019	01/16/2020		$(2,340)	(2,343)
MEI	(0.440)	10/16/2019	02/27/2020	EUR	(1,097)	(1,230)
RYL	(0.250)	11/08/2019	02/27/2020		(660)	(740)
	(0.200)	11/14/2019	02/27/2020		(896)	(1,004)

Total Reverse Repurchase Agreements						$(13,033)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)		Payable for Sale-Buyback Transactions(3)
BPG	2.020%	12/10/2019	03/06/2020		$(266)	$(267)
RBC	1.790	12/24/2019	01/07/2020	CAD	(1,526)	(1,160)

Total Sale-Buyback Transactions						$(1,427)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
Canada (1.3)%
Sovereign Issues (1.3)%
Canada Government Bond	2.750%	12/01/2048	CAD	1,400	$(1,310)	$(1,323)

United Kingdom (0.2)%
Sovereign Issues (0.2)%
United Kingdom Gilt	1.750	01/22/2049	GBP	100	(145)	(147)

United States (0.1)%
U.S. Government Agencies (0.1)%
Uniform Mortgage-Backed Security, TBA	3.500	01/01/2035		$100	(103)	(104)

Total Short Sales (1.6)%					$(1,558)	$(1,574)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$0	$(934)	$0	$0	$(934)	$909	$(25)
BSN	0	(3,633)	0	0	(3,633)	3,640	7
CIB	0	(1,936)	0	0	(1,936)	1,928	(8)
FICC	607	0	0	0	607	(623)	(16)
IND	0	(3,556)	0	0	(3,556)	3,492	(64)
MEI	0	(1,230)	0	0	(1,230)	1,154	(76)
RYL	0	(1,744)	0	0	(1,744)	1,714	(30)
TDL	149	0	0	0	149	(147)	2

Master Securities Forward Transaction Agreement
BPG	0	0	(267)	0	(267)	261	(6)
RBC	0	0	(1,160)	0	(1,160)	1,173	13
RYL	0	0	0	(147)	(147)	0	(147)
TDM	0	0	0	(1,323)	(1,323)	0	(1,323)

Total Borrowings and Other Financing Transactions	$756	$(13,033)	$(1,427)	$(1,470)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(5,121)	$0	$(5,121)
U.S. Treasury Obligations	0	(7,912)	0	0	(7,912)

Total	$0	$(7,912)	$(5,121)	$0	$(13,033)
Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,160)	(267)	0	(1,427)

Total	$0	$(1,160)	$(267)	$0	$(1,427)

Total Borrowings	$0	$(9,072)	$(5,388)	$0	$(14,460)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(14,460)

(j)	Securities with an aggregate market value of $14,271 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(6,831) at a weighted average interest rate of 1.719%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(4)	Payable for short sales includes $5 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	$110.250	02/21/2020	3	$3	$0	$0
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	111.000	02/21/2020	20	20	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	113.500	02/21/2020	15	15	0	0
Put - CBOT U.S. Treasury 10-Year Note March 2020 Futures	118.000	02/21/2020	47	47	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond March 2020 Futures	125.000	02/21/2020	17	17	0	0
Call - CME 90-Day Eurodollar June 2022 Futures	99.750	06/13/2022	7	18	2	1
Call - CME 90-Day Eurodollar March 2022 Futures	99.750	03/14/2022	4	10	1	1

Total Purchased Options					$3	$2

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February 2020 Futures	$127.000	01/24/2020	6	$6	$(1)	$(1)
Put - CBOT U.S. Treasury 10-Year Note February 2020 Futures	127.500	01/24/2020	3	3	(1)	(1)
Call - CBOT U.S. Treasury 10-Year Note February 2020 Futures	130.000	01/24/2020	6	6	(2)	0
Call - CBOT U.S. Treasury 10-Year Note February 2020 Futures	130.500	01/24/2020	3	3	(1)	0

Total Written Options					$(5)	$(2)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note March Futures	03/2020	47	$3,793	$(26)	$1	$(4)
Australia Government 10-Year Bond March Futures	03/2020	16	1,605	(30)	0	(9)
Call Options Strike @ EUR 114.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	155	1	0	0	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	21

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 188.500 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	20	$0	$0	$0	$0
Euro-Bobl March Futures	03/2020	18	2,698	(8)	0	(7)
Euro-BTP Italy Government Bond March Futures	03/2020	73	10,352	(69)	0	(18)
Euro-Buxl 30-Year Bond March Futures	03/2020	3	668	(17)	0	(10)
Put Options Strike @ EUR 129.500 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	18	0	0	0	0
Put Options Strike @ EUR 99.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	13	0	0	0	0
U.S. Treasury 5-Year Note March Futures	03/2020	41	4,863	(25)	0	(1)
U.S. Treasury 10-Year Note March Futures	03/2020	15	1,926	(5)	0	(2)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2020	11	1,998	(58)	0	(13)

				$(238)	$1	$(64)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond March Futures	03/2020	14	$(1,482)	$25	$12	$0
Euro-Bund 10-Year Bond March Futures	03/2020	52	(9,944)	153	65	0
Euro-OAT France Government 10-Year Bond March Futures	03/2020	10	(1,826)	24	12	0
Euro-Schatz March Futures	03/2020	155	(19,456)	17	10	0
United Kingdom Long Gilt March Futures	03/2020	19	(3,306)	25	30	(14)

				$244	$129	$(14)

Total Futures Contracts				$6	$130	$(78)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.053%	EUR	200	$(6)	$4	$(2)	$0	$0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.055	$	400	(11)	7	(4)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.082	EUR	300	(5)	2	(3)	0	0

							$(22)	$13	$(9)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Marks & Spencer PLC	1.000%	Quarterly	06/20/2023	1.092%	EUR	200	$(6)	$5	$(1)	$0	$0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.345		200	(6)	17	11	0	0

							$(12)	$22	$10	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-32 10-Year Index	(1.000)%	Quarterly	06/20/2029	$	100	$0	$(1)	$(1)	$0	$0
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		4,600	10	(52)	(42)	2	0
iTraxx Europe Main 31 5-Year Index	(1.000)	Quarterly	06/20/2024	EUR	200	(6)	0	(6)	0	0
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029		1,500	(12)	(18)	(30)	1	0
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024		200	(6)	0	(6)	0	0

						$(14)	$(71)	$(85)	$3	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.EM-30 5-Year Index	1.000%	Quarterly	12/20/2023	$	600	$(28)	$14	$(14)	$0	$0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		600	(30)	14	(16)	0	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		600	(30)	10	(20)	0	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-32 5-Year Index	1.000%	Quarterly	06/20/2024	$	500	$10	$3	$13	$0	$0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		1,900	39	11	50	0	0
iTraxx Crossover 32 5-Year Index	5.000	Quarterly	12/20/2024	EUR	200	29	2	31	0	(1)

						$(10)	$54	$44	$0	$(1)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$	5,000	$0	$1	$1	$0	$0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022		22,800	0	2	2	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		6,900	0	1	1	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		1,200	0	1	1	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		900	0	1	1	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		4,700	0	3	3	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.086%	Quarterly	04/12/2023		2,400	0	1	1	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		3,600	0	1	1	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024		600	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		1,800	0	(1)	(1)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029		700	0	0	0	0	0

						$0	$10	$10	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.905%	Quarterly	12/03/2039	GBP	200	$0	$1	$1	$1	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		$300	0	(19)	(19)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		200	0	(13)	(13)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		300	0	(20)	(20)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		400	0	(26)	(26)	1	0
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021	BRL	200	0	4	4	0	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029	CAD	2,100	55	(6)	49	0	(13)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		600	0	(19)	(19)	0	(4)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		1,700	27	(59)	(32)	0	(12)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		1,100	(2)	92	90	0	(21)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		300	0	16	16	0	(6)
Pay	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	950	1	5	6	0	0
Pay	3-Month SEK-STIBOR	1.000	Annual	06/19/2029	SEK	1,100	4	0	4	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		$8,900	174	(169)	5	1	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		1,700	10	(26)	(16)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		1,900	7	1	8	1	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		4,100	(57)	(8)	(65)	1	0
Receive(7)	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		1,300	0	14	14	1	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		1,050	0	13	13	1	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		1,400	0	19	19	1	0
Receive(7)	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		700	0	7	7	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		1,500	9	8	17	2	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		200	5	0	5	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		1,200	84	(122)	(38)	3	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		300	7	4	11	1	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		3,000	(54)	133	79	10	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		2,100	(10)	(10)	(20)	6	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		300	18	1	19	1	0
Pay	3-Month USD-LIBOR	1.854	Semi-Annual	05/15/2045		700	0	(36)	(36)	0	(6)
Pay	3-Month USD-LIBOR	1.857	Semi-Annual	05/15/2045		200	0	(10)	(10)	0	(2)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2049		1,000	(17)	(62)	(79)	0	(10)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	2,900	1	2	3	0	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	1,600	0	1	1	0	0
Receive(7)	6-Month EUR-EURIBOR	0.300	Annual	06/17/2022	EUR	2,900	0	3	3	1	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		5,500	(52)	(75)	(127)	0	(13)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2025		1,600	0	(8)	(8)	0	(4)
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		600	20	9	29	0	(2)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	23

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	6-Month EUR-EURIBOR	0.150%	Annual	03/18/2030	EUR	6,200	$(192)	$(71)	$(263)	$0	$(33)
Receive(7)	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		1,350	118	45	163	21	0
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2022	GBP	2,000	(2)	0	(2)	1	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2025		3,500	29	(6)	23	0	(6)
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		1,400	8	41	49	11	0
Pay(7)	6-Month GBP-LIBOR	1.080	Quarterly	12/03/2039		200	0	(1)	(1)	0	(2)
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		200	(4)	(21)	(25)	0	(4)
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2050		100	(2)	(2)	(4)	0	(2)
Pay	6-Month JPY-LIBOR	0.000	Semi-Annual	06/19/2021	JPY	70,000	0	0	0	0	0
Pay	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029		110,000	17	(8)	9	1	0
Pay	6-Month JPY-LIBOR	0.035	Semi-Annual	11/29/2029		30,000	(1)	(1)	(2)	0	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		140,000	2	(20)	(18)	0	(2)
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		60,000	(6)	16	10	1	0
Pay	28-Day MXN-TIIE	5.825	Lunar	01/12/2023	MXN	6,700	(30)	22	(8)	0	0

							$167	$(361)	$(194)	$67	$(143)

Total Swap Agreements							$109	$(333)	$(224)	$71	$(144)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$130	$71	$203	$(2)	$(78)	$(144)	$(224)

Cash of $1,369 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2020	CLP	33,984		$47	$2	$0
	01/2020	CZK	1,000		44	0	0
	01/2020	DKK	27,542		4,085	0	(49)
	01/2020	SEK	9		1	0	0
	01/2020		$262	AUD	386	9	0
	01/2020		26	EUR	23	0	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2020		$849	JPY	92,700	$4	$0
	01/2020		51	KRW	60,623	2	0

BPS	01/2020	DKK	1,680		$250	0	(2)
	01/2020	EUR	421		469	0	(3)
	01/2020	GBP	5,399		6,992	0	(161)
	01/2020	JPY	2,719		25	0	0
	01/2020	NOK	456		50	0	(2)
	01/2020	SEK	1,155		121	0	(3)
	01/2020		$2	CHF	2	0	0
	01/2020		90	CLP	67,248	0	(1)
	01/2020		671	EUR	602	4	0
	01/2020		561	GBP	426	4	0
	01/2020		542	JPY	59,200	3	0
	01/2020		27	KRW	32,130	1	0
	01/2020		25	NZD	38	1	0
	02/2020	PEN	605		$178	0	(4)
	02/2020	PLN	676		176	0	(2)
	02/2020		$138	TWD	4,119	0	0
	03/2020	HKD	475		$61	0	0
	03/2020	RON	184	EUR	37	0	(1)
	05/2020		$508	INR	37,323	9	0
	09/2020	HKD	275		$35	0	0

BRC	01/2020	CLP	28,240		37	0	0
	01/2020	JPY	42,589		390	0	(2)
	01/2020		$37	CLP	28,240	0	0
	03/2020		1	KRW	1,186	0	0
	04/2020	INR	37,497		$517	0	(3)
	09/2020		$384	HKD	3,012	2	0

BSH	01/2020	BRL	8,900		$2,246	33	0
	01/2020		$2,208	BRL	8,900	4	0

CBK	01/2020	BRL	2,500		$615	0	(6)
	01/2020	CAD	88		66	0	(2)
	01/2020	CLP	21,650		29	0	0
	01/2020	COP	301,001		90	0	(2)
	01/2020	DKK	1,665		248	0	(2)
	01/2020	ILS	185		53	0	0
	01/2020	JPY	916,762		8,440	5	(4)
	01/2020	NOK	892		99	0	(3)
	01/2020		$655	BRL	2,500	0	(34)
	01/2020		121	CLP	92,505	3	(1)
	01/2020		13	KRW	15,458	0	0
	02/2020	COP	451,461		$133	0	(4)
	02/2020	PEN	1,545		458	0	(8)
	02/2020		$217	COP	750,953	11	0
	03/2020	KRW	1,431,792		$1,220	0	(21)
	03/2020	RON	185	EUR	37	0	(1)
	03/2020		$107	PEN	365	3	0
	03/2020	ZAR	5,983		$384	0	(40)
	04/2020		$84	MXN	1,660	2	0

DUB	03/2020	CNH	580		$81	0	(3)
	03/2020		$286	CNH	2,045	7	0

FBF	01/2020		64	KRW	75,904	2	0

GLM	01/2020	BRL	3,497		$868	0	(2)
	01/2020	CLP	10,503		14	0	0
	01/2020		$894	BRL	3,497	10	(35)
	01/2020		45	CLP	33,536	0	0
	01/2020		219	DKK	1,485	4	0
	02/2020		247	RUB	15,814	7	0
	03/2020		418	IDR	5,972,029	11	0

HUS	01/2020	CAD	67		$50	0	(1)
	01/2020	CHF	174		176	0	(4)
	01/2020	CLP	119,028		164	6	0
	01/2020	CZK	1,000		44	0	0
	01/2020	DKK	3,365		500	0	(5)
	01/2020	EUR	69		77	0	(1)
	01/2020	GBP	243		317	0	(5)
	01/2020	JPY	115,800		1,060	0	(6)
	01/2020	KRW	69,051		60	0	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	25

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2020	NZD	38		$25	$0	$0
	01/2020	RUB	3,157		50	0	(1)
	01/2020		$49	AUD	71	1	0
	01/2020		1	CLP	746	0	0
	01/2020		49	GBP	37	0	0
	01/2020		740	JPY	80,000	0	(4)
	01/2020		31	KRW	36,921	1	0
	01/2020		95	RUB	6,278	6	0
	02/2020	KRW	237,430		$200	0	(6)
	03/2020	CNH	2,535		354	0	(9)
	03/2020		$120	CNH	843	1	0
	03/2020		60	KRW	69,051	0	0
	04/2020		511	INR	37,497	9	0

JPM	01/2020	BRL	3,800		$943	0	(2)
	01/2020	DKK	2,970		440	0	(6)
	01/2020		$971	BRL	3,800	0	(27)
	01/2020		264	MXN	5,296	16	0
	02/2020	PLN	401		$105	0	(1)
	02/2020		$39	PLN	151	1	0
	05/2020	INR	18,645		$259	1	0

MYI	01/2020	AUD	37		25	0	(1)
	01/2020	EUR	10,140		11,212	0	(167)
	01/2020	NZD	218		144	0	(2)
	01/2020		$100	CAD	133	2	0
	01/2020		5,332	DKK	35,624	16	0
	01/2020		100	JPY	10,853	0	0
	01/2020		170	NOK	1,522	3	0
	03/2020	RON	185	EUR	37	0	(1)
	04/2020	DKK	35,624		$5,365	0	(15)
	06/2021		$8	EUR	6	0	(1)

RYL	01/2020	CLP	45,343		$60	0	(1)
	01/2020	MXN	5,296		274	0	(5)
	01/2020		$75	CLP	57,116	1	0
	03/2020	CNH	27,535		$3,818	0	(130)
	03/2020	RON	52	EUR	11	0	0
	05/2020		$270	MXN	5,296	5	0

SCX	01/2020	EUR	45		$50	0	0
	01/2020	GBP	175		229	0	(3)
	01/2020		$75	AUD	110	2	0
	01/2020		26	CHF	26	1	0
	01/2020		50	NZD	77	2	0
	01/2020		25	SEK	241	0	0
	03/2020	TWD	4,129		$136	0	(3)
	09/2020	HKD	2,766		352	0	(3)

SSB	01/2020	BRL	2,882		710	0	(6)
	01/2020	JPY	10,980		100	0	(1)
	01/2020	NOK	1,150		125	0	(6)
	01/2020		$573	BRL	2,424	30	0
	02/2020		709		2,882	6	0
	03/2020		176	CNY	1,262	5	0
	05/2020	INR	18,678		$260	1	0

TOR	01/2020	CLP	17,184		23	0	0
	01/2020		$1,186	CAD	1,560	16	0
	01/2020		54	CLP	42,955	3	0

UAG	01/2020	CAD	4,219		$3,170	0	(79)
	01/2020	JPY	130,000		1,212	15	0
	01/2020		$105	CAD	138	2	0
	03/2020	EUR	123	RON	601	1	0

Total Forward Foreign Currency Contracts						$296	$(903)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
HUS	Put - OTC USD versus CNH	CNH	6.900	03/06/2020	1,626	$5	$6

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	300	$ 12	$19

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.779	08/19/2020	400	21	37

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	400	30	48

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.005	06/08/2020	300	12	15
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.984	06/09/2020	200	8	10
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	300	22	36

							$ 105	$165

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 01/01/2050	$73.000	01/07/2020	1,600	$0	$0

Total Purchased Options					$110	$171

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475%	02/19/2020	200	$0	$(1)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.725	02/19/2020	200	0	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	400	0	(1)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	100	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	400	(1)	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	100	0	0

BPS	Put - OTC CDX.IG-33 5-Year Index	Sell	0.900	01/15/2020	200	(1)	0
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	02/19/2020	200	0	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	02/19/2020	200	0	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	02/19/2020	200	0	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	100	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	300	(1)	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.900	02/19/2020	200	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	200	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	200	0	0

BRC	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	100	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	100	0	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	500	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	500	(1)	0

CBK	Put - OTC CDX.IG-33 5-Year Index	Sell	0.900	01/15/2020	200	(1)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	1.000	01/15/2020	300	0	0

CKL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	200	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.850	02/19/2020	200	0	0

DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	200	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	200	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	02/19/2020	100	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	02/19/2020	100	0	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	100	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	100	0	0

FBF	Put - OTC CDX.IG-33 5-Year Index	Sell	0.900	01/15/2020	200	0	0

GST	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	200	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	200	0	0

JLN	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	100	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	100	0	0

JPM	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	100	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	100	0	0

MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	100	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.900	02/19/2020	100	0	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	200	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	200	0	0

						$(7)	$(5)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	27

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC GBP versus USD	$	1.285	01/17/2020	210	$(2)	$0
	Put - OTC GBP versus USD		1.283	01/24/2020	206	(1)	0

HUS	Call - OTC USD versus CNH	CNH	7.140	03/06/2020	813	(5)	(2)

SCX	Put - OTC USD versus CNH		6.950	01/15/2020	256	(1)	(1)
	Call - OTC USD versus CNH		7.080	01/15/2020	256	(1)	0

						$(10)	$(3)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.570%	02/25/2020	2,800	$(6)	$(2)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.570	02/25/2020	2,800	(6)	(7)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880	09/15/2021	2,500	(13)	(18)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.456	08/19/2020	3,300	(21)	(31)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	3,300	(29)	(49)

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.540	02/24/2020	2,200	(5)	(1)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.540	02/24/2020	2,200	(5)	(7)

MYC	Put - OTC 1-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Pay	1.600	06/08/2020	7,200	(12)	(13)
	Put - OTC 1-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Pay	1.600	06/09/2020	4,800	(8)	(9)
	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.047	06/29/2020	175,000	(1)	(2)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	2,500	(22)	(34)

							$ (128)	$(173)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	3-Month USD-LIBOR	10/07/2022	1,750	$(2)	$(1)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	3-Month USD-LIBOR	10/11/2022	1,000	(1)	0

						$(3)	$(1)

Total Written Options						$(148)	$(182)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BPS	China Government International Bond	(1.000)%	Quarterly	06/20/2020	0.036%	$3,100	$(15)	$0	$0	$(15)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.085	500	(18)	7	0	(11)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.141	400	(10)	(2)	0	(12)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.189	200	(4)	(2)	0	(6)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.085	400	(14)	5	0	(9)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.141	500	(12)	(3)	0	(15)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.085	100	(3)	1	0	(2)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.189	300	(6)	(3)	0	(9)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.085	400	(14)	5	0	(9)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.141	200	(5)	(1)	0	(6)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.141	200	(5)	(1)	0	(6)

							$(106)	$6	$0	$(100)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	1.501%	$	200	$(9)	$5	$0	$(4)

JPM	AP Moller -Maersk	1.000	Quarterly	06/20/2022	0.593	EUR	200	(1)	3	2	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.229	$	100	(5)	4	0	(1)

								$(15)	$12	$2	$(5)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	800	$552	$0	$11	$11	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.172% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/23/2030	EUR	600	672	(3)	3	0	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	AUD	700	483	(2)	12	10	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.181% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	02/18/2030	EUR	300	330	0	6	6	0

MYI	Floating rate equal to 3-Month EUR-EURIBOR less 0.162% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/18/2030		300	335	(2)	3	1	0

								$(7)	$35	$28	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	1-Year ILS-TELBOR	1.180%	Annual	01/30/2024	ILS	700	$0	$9	$9	$0
	Pay	1-Year ILS-TELBOR	1.786	Annual	05/01/2029		200	0	6	6	0

CBK	Pay	1-Year ILS-TELBOR	1.755	Annual	04/29/2029		400	0	11	11	0

GLM	Pay	1-Year ILS-TELBOR	1.780	Annual	04/22/2029		400	0	11	11	0
	Pay	1-Year ILS-TELBOR	1.779	Annual	04/30/2029		400	0	11	11	0

JPM	Pay	1-Year ILS-TELBOR	1.775	Annual	04/25/2029		700	0	20	20	0

SCX	Pay	3-Month CNY-CNREPOFIX	2.840	Quarterly	07/25/2024	CNY	8,700	0	(4)	0	(4)

								$0	$64	$68	$(4)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.908% (3-Month USD-LIBOR)	Maturity	03/20/2020	$600	$4	$(52)	$0	$(48)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	29

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.908% (3-Month USD-LIBOR)	Maturity	03/20/2020	$900	$2	$(14)	$0	$(12)

								$6	$(66)	$0	$(60)

Total Swap Agreements								$(122)	$51	$98	$(169)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
BOA	$17	$19	$0	$36	$(49)	$(29)	$0	$(78)	$(42)	$0	$(42)
BPS	22	0	15	37	(179)	0	(38)	(217)	(180)	0	(180)
BRC	2	0	0	2	(5)	(1)	(78)	(84)	(82)	0	(82)
BSH	37	0	0	37	0	0	0	0	37	0	37
CBK	24	0	22	46	(128)	0	(2)	(130)	(84)	0	(84)
CKL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
DBL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
DUB	7	37	0	44	(3)	(31)	0	(34)	10	0	10
FBF	2	48	0	50	0	(49)	0	(49)	1	0	1
GLM	32	0	38	70	(37)	(8)	0	(45)	25	0	25
GST	0	0	0	0	0	0	(34)	(34)	(34)	0	(34)
HUS	24	6	0	30	(42)	(2)	(6)	(50)	(20)	0	(20)
JPM	18	0	22	40	(36)	0	(7)	(43)	(3)	0	(3)
MYC	0	61	0	61	0	(59)	0	(59)	2	0	2
MYI	21	0	1	22	(187)	0	0	(187)	(165)	0	(165)
RYL	6	0	0	6	(136)	0	0	(136)	(130)	0	(130)
SCX	5	0	0	5	(9)	(1)	(4)	(14)	(9)	0	(9)
SSB	42	0	0	42	(13)	0	0	(13)	29	0	29
TOR	19	0	0	19	0	0	0	0	19	0	19
UAG	18	0	0	18	(79)	0	0	(79)	(61)	0	(61)

Total Over the Counter	$296	$171	$98	$565	$(903)	$(182)	$(169)	$(1,254)

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	130	130
Swap Agreements	0	3	0	0	68	71

	$0	$3	$0	$0	$200	$203

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$296	$0	$296
Purchased Options	0	0	0	6	165	171
Swap Agreements	0	2	0	28	68	98

	$0	$2	$0	$330	$233	$565

	$0	$5	$0	$330	$433	$768

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	78	78
Swap Agreements	0	1	0	0	143	144

	$0	$1	$0	$0	$223	$224

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$903	$0	$903
Written Options	0	5	0	3	174	182
Swap Agreements	0	105	0	0	64	169

	$0	$110	$0	$906	$238	$1,254

	$0	$111	$0	$906	$461	$1,478

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(5)	$(5)
Written Options	0	0	0	0	31	31
Futures	0	0	0	0	624	624
Swap Agreements	0	35	0	0	7	42

	$0	$35	$0	$0	$657	$692

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,768	$0	$2,768
Purchased Options	0	0	0	(20)	115	95
Written Options	0	14	0	37	(69)	(18)
Swap Agreements	0	(24)	0	(960)	(85)	(1,069)

	$0	$(10)	$0	$1,825	$(39)	$1,776

	$0	$25	$0	$1,825	$618	$2,468

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	31

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	4	4
Futures	0	0	0	0	71	71
Swap Agreements	0	(65)	0	0	(331)	(396)

	$0	$(65)	$0	$0	$(257)	$(322)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(317)	$0	$(317)
Purchased Options	0	0	0	3	60	63
Written Options	0	4	0	14	(44)	(26)
Swap Agreements	0	9	0	189	32	230

	$0	$13	$0	$(111)	$48	$(50)

	$0	$(52)	$0	$(111)	$(209)	$(372)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$52	$0	$52
Australia
Corporate Bonds & Notes	0	419	0	419
Brazil
Corporate Bonds & Notes	0	403	0	403
Canada
Corporate Bonds & Notes	0	319	0	319
Non-Agency Mortgage-Backed Securities	0	491	0	491
Sovereign Issues	0	2,304	0	2,304
Cayman Islands
Asset-Backed Securities	0	2,478	0	2,478
Corporate Bonds & Notes	0	566	0	566
China
Sovereign Issues	0	3,660	0	3,660
Denmark
Corporate Bonds & Notes	0	5,349	0	5,349
France
Corporate Bonds & Notes	0	1,171	0	1,171
Sovereign Issues	0	1,844	0	1,844
Germany
Corporate Bonds & Notes	0	1,357	0	1,357
Ireland
Asset-Backed Securities	0	337	0	337
Corporate Bonds & Notes	0	313	0	313
Israel
Sovereign Issues	0	215	0	215
Italy
Corporate Bonds & Notes	0	1,087	0	1,087
Sovereign Issues	0	3,305	0	3,305
Japan
Corporate Bonds & Notes	0	1,648	0	1,648
Sovereign Issues	0	9,252	0	9,252
Kuwait
Sovereign Issues	0	754	0	754
Lithuania
Sovereign Issues	0	329	0	329
Luxembourg
Corporate Bonds & Notes	0	741	0	741
Netherlands
Asset-Backed Securities	0	1,289	0	1,289
Corporate Bonds & Notes	0	1,910	0	1,910
Preferred Securities	0	72	0	72
Norway
Corporate Bonds & Notes	0	304	0	304
Sovereign Issues	0	129	0	129

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Peru
Sovereign Issues	$0	$735	$0	$735
Poland
Sovereign Issues	0	241	0	241
Qatar
Sovereign Issues	0	1,740	0	1,740
Russia
Sovereign Issues	0	108	0	108
Saudi Arabia
Sovereign Issues	0	2,064	0	2,064
Singapore
Corporate Bonds & Notes	0	304	0	304
South Korea
Sovereign Issues	0	1,225	0	1,225
Spain
Corporate Bonds & Notes	0	778	0	778
Preferred Securities	0	465	0	465
Sovereign Issues	0	4,024	0	4,024
Sweden
Corporate Bonds & Notes	0	115	0	115
Switzerland
Corporate Bonds & Notes	0	912	0	912
United Arab Emirates
Sovereign Issues	0	514	0	514
United Kingdom
Corporate Bonds & Notes	0	9,116	0	9,116
Non-Agency Mortgage-Backed Securities	0	4,343	0	4,343
Preferred Securities	0	55	0	55
United States
Asset-Backed Securities	0	4,564	0	4,564
Corporate Bonds & Notes	0	12,249	0	12,249
Loan Participations and Assignments	0	99	0	99
Non-Agency Mortgage-Backed Securities	0	4,092	0	4,092
Preferred Securities	0	222	0	222
U.S. Government Agencies	0	40,099	0	40,099
U.S. Treasury Obligations	0	8,965	0	8,965
Short-Term Instruments
Repurchase Agreements	0	756	0	756
Argentina Treasury Bills	0	7	2	9
Czech Republic Treasury Bills	0	88	0	88
Japan Treasury Bills	0	1,473	0	1,473
South Africa Treasury Bills	0	438	0	438

	$0	$141,889	$2	$141,891

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,594	$0	$0	$4,594

Total Investments	$4,594	$141,889	$2	$146,485

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	0	(1,323)	0	(1,323)
United Kingdom
Sovereign Issues	0	(147)	0	(147)
United States
U.S. Government Agencies	0	(104)	0	(104)

	$0	$(1,574)	$0	$(1,574)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$132	$71	$0	$203
Over the counter	0	565	0	565

	$132	$636	$0	$768

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(79)	(145)	0	(224)
Over the counter	0	(1,254)	0	(1,254)

	$(79)	$(1,399)	$0	$(1,478)

Total Financial Derivative Instruments	$53	$(763)	$0	$(710)

Totals	$4,647	$139,552	$2	$144,201

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	33

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class shares of the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

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Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and

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Notes to Financial Statements (Cont.)

dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by

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another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain

(loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options

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Notes to Financial Statements (Cont.)

on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$4,057	$119	$0	$0	$14	$4,190	$119	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$174	$27,719	$(27,490)	$1	$0	$404	$18	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an

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Notes to Financial Statements (Cont.)

equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only

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or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds   are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises   are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions   are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

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(a) Repurchase Agreements   Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements   In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks   A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales   Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A

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lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts   may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the

Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts   are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts   may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset

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Notes to Financial Statements (Cont.)

against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions   may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options   may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

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For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit

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Notes to Financial Statements (Cont.)

instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows

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are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

ANNUAL REPORT	DECEMBER 31, 2019	47

Notes to Financial Statements (Cont.)

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA

48	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee   PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee   PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class		Administrative Class	Advisor Class
0.25%	0.31%	*	0.31%	0.31%	*

*	This particular share class has been registered with the SEC, but has not yet launched

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

	Distribution Fee		Servicing Fee

Administrative Class	—		0.15%

Advisor Class	0.25%	*	—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who

ANNUAL REPORT	DECEMBER 31, 2019	49

Notes to Financial Statements (Cont.)

are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$469,618	$463,975	$39,157	$32,228

†	A zero balance may reflect actual amounts rounding to less than one thousand.

50	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount
Receipts for shares sold

Administrative Class	824	$8,032	2,026	$19,087
Issued as reinvestment of distributions

Administrative Class	238	2,333	203	1,911
Cost of shares redeemed

Administrative Class	(2,938)	(28,740)	(1,885)	(17,715)

Net increase (decrease) resulting from Portfolio share transactions	(1,876)	$(18,375)	344	$3,283

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, one shareholder owned 10% or more of the Portfolio’s total outstanding comprising 88% of the Portfolio. The shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Global Core Bond (Hedged) Portfolio	$4,702	$0	$(470)	$(6)	$(1,556)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), convertible preferred securities, straddle loss deferrals, and Lehman securities.

ANNUAL REPORT	DECEMBER 31, 2019	51

Notes to Financial Statements (Cont.)

December 31, 2019

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Core Bond (Hedged) Portfolio	$642	$914

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Global Core Bond (Hedged) Portfolio	$144,369	$4,889	$(5,255)	$(366)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), realized and unrealized gain (loss) swap contracts, convertible preferred securities, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Global Core Bond (Hedged) Portfolio	$2,333	$0	$0	$1,911	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

52	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global Core Bond (Hedged) Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Global Core Bond (Hedged) Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2019	53

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC

BPG	BNP Paribas Securities Corp.	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	RYL	NatWest Markets Plc

BSN	The Bank of Nova Scotia - Toronto	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	TDL	Toronto Dominion Bank London

CIB	Canadian Imperial Bank of Commerce	JLN	JP Morgan Chase Bank N.A. London	TDM	TD Securities (USA) LLC

CKL	Citibank N.A. London	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

DBL	Deutsche Bank AG London	MEI	Merrill Lynch International	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	DKK	Danish Krone	NOK	Norwegian Krone

AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar

BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol

CAD	Canadian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty

CHF	Swiss Franc	IDR	Indonesian Rupiah	RON	Romanian New Leu

CLP	Chilean Peso	ILS	Israeli Shekel	RUB	Russian Ruble

CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	SEK	Swedish Krona

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	TWD	Taiwanese Dollar

COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar

CZK	Czech Koruna	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:

CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CDX.EM	Credit Derivatives Index - Emerging Markets	EUR003M	3 Month EUR Swap Rate

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR

BP0003M	3 Month GBP-LIBOR	CNREPOFIX	China Fixing Repo Rates 7-Day	US0003M	3 Month USD Swap Rate

CDOR01	1 Month CDN Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate

BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	SONIO	Sterling Overnight Interbank Average Rate

BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate

CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBA	To-Be-Announced

CDO	Collateralized Debt Obligation	OAT	Obligations Assimilables du Trésor	TELBOR	Tel Aviv Inter-Bank Offered Rate

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

54	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Global Core Bond (Hedged) Portfolio	0.00%	0.00%	$1,423	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	DECEMBER 31, 2019	55

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2019	57

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

58	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

ANNUAL REPORT	DECEMBER 31, 2019	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

ANNUAL REPORT	DECEMBER 31, 2019	61

Approval of Investment Advisory Contract and Other Agreements (Cont.)

not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

62	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

ANNUAL REPORT	DECEMBER 31, 2019	63

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

64	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT07AR_123119

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO Global Diversified Allocation Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO Global Diversified Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

4	PIMCO VARIABLE INSURANCE TRUST

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Diversified Allocation Portfolio	04/30/12	04/30/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the PIMCO Global Diversified Allocation Portfolio (Cont.)

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings

as of December 31, 2019†§

PIMCO Total Return Fund IV	17.4%

PIMCO Short-Term Fund	17.1%

PIMCO StocksPLUS® International Fund (Unhedged)	9.4%

PIMCO Real Return Fund	5.7%

PIMCO Investment Grade Credit Bond Fund	5.5%

PIMCO Income Fund	5.1%

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	5.0%

PIMCO RAE International Fund	4.9%

PIMCO RAE PLUS Small Fund	4.7%

PIMCO StocksPLUS® Fund	4.5%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Years	Inception≈
PIMCO Global Diversified Allocation Portfolio Administrative Class	21.71%	5.69%	6.11%
PIMCO Global Diversified Allocation Portfolio Advisor Class	21.61%	5.61%	5.77%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	20.01%	6.63%	7.44%
MSCI World Index±±	27.67%	8.74%	10.30%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2012.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.66% for Administrative Class shares, and 1.76% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index by investing in a combination of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”) and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of equities contributed to absolute performance as underlying PIMCO equity funds and S&P 500 futures both posted positive returns.

»	Holdings of fixed income contributed to absolute performance as underlying PIMCO fixed income funds posted positive returns.

»	Overweight exposure to equities, using S&P 500 futures, for most of the 12-month period contributed to relative performance as the S&P 500 Index posted positive returns.

»	Put options on the S&P 500 Index, used for tail risk hedging, detracted from performance as the S&P 500 posted positive returns.

»

Within equities, value-oriented strategies detracted from relative performance, as the PIMCO RAE PLUS Small Fund, PIMCO RAE International Fund, and PIMCO RAE PLUS EMG Fund each underperformed the MSCI World Index.

»	Active management in underlying funds contributed to relative performance, as most underlying PIMCO funds outperformed their benchmarks.

ANNUAL REPORT	DECEMBER 31, 2019	7

Expense Example PIMCO Global Diversified Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,066.10	$2.46	$1,000.00	$1,022.96	$2.41	0.47%
Advisor Class	1,000.00	1,066.00	2.98	1,000.00	1,022.45	2.92	0.57

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	DECEMBER 31, 2019	9

Financial Highlights PIMCO Global Diversified Allocation Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class

12/31/2019	$9.58	$0.32	$1.75	$2.07	$(0.29)	$0.00	$0.00	$(0.29)

12/31/2018	10.97	0.27	(1.23)	(0.96)	(0.21)	(0.22)	0.00	(0.43)

12/31/2017	9.66	0.29	1.33	1.62	(0.31)	0.00	0.00	(0.31)

12/31/2016	9.13	0.16	0.55	0.71	(0.15)	(0.02)	(0.01)	(0.18)

12/31/2015	10.45	0.30	(0.87)	(0.57)	(0.27)	(0.48)	0.00	(0.75)
Advisor Class

12/31/2019	9.53	0.32	1.73	2.05	(0.28)	0.00	0.00	(0.28)

12/31/2018	10.92	0.27	(1.24)	(0.97)	(0.20)	(0.22)	0.00	(0.42)

12/31/2017	9.61	0.29	1.32	1.61	(0.30)	0.00	0.00	(0.30)

12/31/2016	9.09	0.15	0.54	0.69	(0.14)	(0.02)	(0.01)	(0.17)

12/31/2015	10.40	0.31	(0.88)	(0.57)	(0.26)	(0.48)	0.00	(0.74)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.36	21.71%	$808,461	0.47%	1.00%	0.47%	1.00%	3.00%	19%

9.58	(8.94)	752,593	0.47	1.00	0.47	1.00	2.53	16

10.97	16.87	838,361	0.47	1.00	0.47	1.00	2.83	2

9.66	7.81	645,013	0.46	1.00	0.46	1.00	1.77	22

9.13	(5.57)	510,615	0.46	1.00	0.46	1.00	2.89	17

11.30	21.61	218,006	0.57	1.10	0.57	1.10	2.97	19

9.53	(9.06)	163,649	0.57	1.10	0.57	1.10	2.49	16

10.92	16.86	151,288	0.57	1.10	0.57	1.10	2.77	2

9.61	7.64	109,396	0.56	1.10	0.56	1.10	1.67	22

9.09	(5.55)	81,740	0.56	1.10	0.56	1.10	3.01	17

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Statement of Assets and Liabilities PIMCO Global Diversified Allocation Portfolio

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$504
Investments in Affiliates	972,322
Financial Derivative Instruments
Exchange-traded or centrally cleared	7,412
Cash	1
Deposits with counterparty	18,347
Receivable for investments in Affiliates sold	70,746
Receivable for Portfolio shares sold	115
Interest and/or dividends receivable	155
Dividends receivable from Affiliates	1,392
Reimbursement receivable from PIMCO	463
Total Assets	1,071,457

Liabilities:

Payable for investments in Affiliates purchased	$41,896
Payable for Portfolio shares redeemed	2,210
Accrued investment advisory fees	390
Accrued supervisory and administrative fees	346
Accrued distribution fees	46
Accrued servicing fees	102
Total Liabilities	44,990

Net Assets	$1,026,467

Net Assets Consist of:

Paid in capital	$916,403
Distributable earnings (accumulated loss)	110,064

Net Assets	$1,026,467

Net Assets:

Administrative Class	$808,461
Advisor Class	218,006

Shares Issued and Outstanding:

Administrative Class	71,141
Advisor Class	19,293

Net Asset Value Per Share Outstanding(a):

Administrative Class	$11.36
Advisor Class	11.30

Cost of investments in securities	$504
Cost of investments in Affiliates	$929,989
Cost or premiums of financial derivative instruments, net	$6,432

* Includes repurchase agreements of:	$504

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Interest	$393
Dividends from Investments in Affiliates	34,130
Total Income	34,523

Expenses:

Investment advisory fees	4,460
Supervisory and administrative fees	3,966
Servicing fees - Administrative Class	1,197
Distribution and/or servicing fees - Advisor Class	483
Trustee fees	23
Interest expense	8
Total Expenses	10,137
Waiver and/or Reimbursement by PIMCO	(5,277)
Net Expenses	4,860

Net Investment Income (Loss)	29,663

Net Realized Gain (Loss):

Investments in Affiliates	(3,567)
Net capital gain distributions received from Affiliate investments	4,810
Exchange-traded or centrally cleared financial derivative instruments	66,927

Net Realized Gain (Loss)	68,170

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	79,385
Exchange-traded or centrally cleared financial derivative instruments	15,956

Net Change in Unrealized Appreciation (Depreciation)	95,341

Net Increase (Decrease) in Net Assets Resulting from Operations	$193,174

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Statements of Changes in Net Assets PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$29,663	$25,151
Net realized gain (loss)	68,170	(11,027)
Net change in unrealized appreciation (depreciation)	95,341	(104,410)

Net Increase (Decrease) in Net Assets Resulting from Operations	193,174	(90,286)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Administrative Class	(20,868)	(32,882)
Advisor Class	(5,132)	(6,802)

Total Distributions(a)	(26,000)	(39,684)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(56,949)	56,563

Total Increase (Decrease) in Net Assets	110,225	(73,407)

Net Assets:

Beginning of year	916,242	989,649
End of year	$1,026,467	$916,242

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Diversified Allocation Portfolio

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		$504

Total Short-Term Instruments (Cost $504)		504

Total Investments in Securities (Cost $504)		504

	SHARES
INVESTMENTS IN AFFILIATES 94.8%

MUTUAL FUNDS (a) 87.7%

PIMCO Emerging Markets Bond Fund	2,562,080	27,414

PIMCO Global Advantage® Strategy Bond Fund	3,756,072	41,768

PIMCO Income Fund	4,136,745	49,807

	SHARES	MARKET VALUE (000S)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	3,180,703	$34,065

PIMCO Investment Grade Credit Bond Fund	4,937,735	53,920

PIMCO RAE International Fund	4,767,667	47,438

PIMCO RAE PLUS EMG Fund	2,300,078	24,542

PIMCO RAE PLUS Small Fund	4,171,638	46,138

PIMCO Real Return Fund	4,922,083	55,324

PIMCO Short-Term Fund	17,057,250	166,138

PIMCO StocksPLUS® Fund	4,271,408	44,209

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	6,111,952	48,712

PIMCO StocksPLUS® International Fund (Unhedged)	14,908,562	91,091

PIMCO Total Return Fund IV	15,622,663	168,881

Total Mutual Funds (Cost $857,163)		899,447

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.1%

PIMCO Short-Term Floating NAV Portfolio III	7,366,306	$72,875

Total Short-Term Instruments (Cost $72,826)		72,875

Total Investments in Affiliates (Cost $929,989)		972,322

Total Investments 94.8% (Cost $930,493)		$972,826

Financial Derivative Instruments (c) 0.7% (Cost or Premiums, net $6,432)		7,412

Other Assets and Liabilities, net 4.5%		46,229

Net Assets 100.0%		$1,026,467

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$504	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(516)	$504	$504

Total Repurchase Agreements						$(516)	$504	$504

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$504	$0	$0	$504	$(516)	$(12)

Total Borrowings and Other Financing Transactions	$504	$0	$0

Cash of $3 has been pledged as collateral as of December 31, 2019 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Schedule of Investments PIMCO Global Diversified Allocation Portfolio (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$2,250.000	12/18/2020	380	$38	$853	$829
Put - CBOE S&P 500	2,550.000	12/18/2020	380	38	1,824	1,783
Put - CBOE S&P 500	2,875.000	12/18/2020	380	38	3,755	3,713

Total Purchased Options					$6,432	$6,325

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	03/2020	2,822	$455,908	$9,238	$1,087	$0

Total Futures Contracts				$9,238	$1,087	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$6,325	$1,087	$0	$7,412	$0	$0	$0	$0

Cash of $18,344 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$6,325	$0	$0	$6,325
Futures	0	0	1,087	0	0	1,087

	$0	$0	$7,412	$0	$0	$7,412

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(15,973)	$0	$0	$(15,973)
Futures	0	0	82,900	0	0	82,900

	$0	$0	$66,927	$0	$0	$66,927

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,528	$0	$0	$1,528
Futures	0	0	14,428	0	0	14,428

	$0	$0	$15,956	$0	$0	$15,956

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$504	$0	$504

	$0	$504	$0	$504

Investments in Affiliates, at Value
Mutual Funds	899,447	0	0	899,447
Short-Term Instruments
Central Funds Used for Cash Management Purposes	72,875	0	0	72,875

	$972,322	$0	$0	$972,322

Total Investments	$972,322	$504	$0	$972,826

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,087	$6,325	$0	$7,412

Total Financial Derivative Instruments	$1,087	$6,325	$0	$7,412

Totals	$973,409	$6,829	$0	$980,238

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	17

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

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If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the

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Notes to Financial Statements (Cont.)

relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose

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of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close).

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Notes to Financial Statements (Cont.)

Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$27,454	$4,041	$(6,793)	$(79)	$2,791	$27,414	$1,374	$0

PIMCO Global Advantage® Strategy Bond Fund	36,545	6,969	(3,982)	(163)	2,399	41,768	1,126	0

PIMCO Income Fund	45,832	8,757	(5,687)	(207)	1,112	49,807	2,895	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	27,633	9,778	(3,529)	62	121	34,065	1,921	0

PIMCO Investment Grade Credit Bond Fund	45,747	10,259	(6,961)	(422)	5,297	53,920	1,940	0

PIMCO RAE International Fund	45,685	4,888	(8,586)	(167)	5,618	47,438	2,079	0

PIMCO RAE PLUS EMG Fund	45,874	7,478	(35,706)	2,902	3,994	24,542	203	0

PIMCO RAE PLUS Small Fund	45,726	7,282	(15,426)	(1,682)	10,238	46,138	1,370	0

PIMCO Real Return Fund	45,623	12,669	(6,069)	(623)	3,724	55,324	966	0

PIMCO Short-Term Fund	137,005	41,206	(11,705)	(30)	(338)	166,138	4,315	0

PIMCO Short-Term Floating NAV Portfolio III	64,503	353,805	(345,500)	28	39	72,875	1,805	0

PIMCO StocksPLUS® Fund	45,888	7,402	(16,078)	643	6,354	44,209	2,928	4,185

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	45,593	6,385	(9,065)	(322)	6,121	48,712	5,137	625

PIMCO StocksPLUS® International Fund (Unhedged)	91,600	4,300	(23,614)	(3,283)	22,088	91,091	1,878	0

PIMCO Total Return Fund IV	137,201	42,827	(20,750)	(224)	9,827	168,881	4,193	0

Totals	$887,909	$528,046	$(519,451)	$(3,567)	$79,385	$972,322	$34,130	$4,810

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered

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Notes to Financial Statements (Cont.)

realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Model Risk  is the risk that the Portfolio’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Portfolio.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

ANNUAL REPORT	DECEMBER 31, 2019	25

Notes to Financial Statements (Cont.)

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved and there can be no assurance that investment decisions made in seeking to manage Portfolio volatility will achieve the desired results.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral

26	PIMCO VARIABLE INSURANCE TRUST

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are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in

ANNUAL REPORT	DECEMBER 31, 2019	27

Notes to Financial Statements (Cont.)

the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class
0.45%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2019, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The Portfolio also indirectly

28	PIMCO VARIABLE INSURANCE TRUST

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pays its proportionate share of the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds and, to the extent not included among the Underlying PIMCO Funds, funds of PIMCO ETF Trust in which the Portfolio invests (collectively, “Underlying PIMCO Fund Fees”).

PIMCO has contractually agreed, through May 1, 2020, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying PIMCO Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2019, the amount was $5,276,978.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$0	$174,316	$173,951

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Administrative Class	3,919	$41,413	9,780	$106,040

Advisor Class	2,542	26,708	3,119	33,612
Issued as reinvestment of distributions

Administrative Class	1,909	20,868	3,233	32,881

Advisor Class	471	5,132	674	6,802
Cost of shares redeemed

Administrative Class	(13,233)	(141,631)	(10,867)	(117,612)

Advisor Class	(893)	(9,439)	(479)	(5,160)

Net increase (decrease) resulting from Portfolio share transactions	(5,285)	$(56,949)	5,460	$56,563

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2019	29

Notes to Financial Statements (Cont.)

As of December 31, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 97% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Global Diversified Allocation Portfolio	$23,173	$53,340	$33,561	$(10)	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and options contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on and return of capital distributions from underlying funds.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2019, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Diversified Allocation Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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December 31, 2019

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Global Diversified Allocation Portfolio	$954,828	$34,998	$(1,437)	$33,561

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and options contracts, and return of capital distributions from underlying funds.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Global Diversified Allocation Portfolio	$26,000	$0	$0	$33,309	$6,375	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2019	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global Diversified Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Global Diversified Allocation Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange

Index/Spread Abbreviations:

S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

TBA	To-Be-Announced

ANNUAL REPORT	DECEMBER 31, 2019	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the "Code") and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the percentage of ordinary dividends paid during the calendar year designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Global Diversified Allocation Portfolio	0.00%	0.00%	$1	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

34	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2019	35

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

36	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2019	37

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

ANNUAL REPORT	DECEMBER 31, 2019	39

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

ANNUAL REPORT	DECEMBER 31, 2019	41

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2019	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT09AR_123119

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO Global Managed Asset Allocation Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

*	Prior to October 1, 2019, the PIMCO Global Managed Asset Allocation Portfolio was named the PIMCO Global Multi-Asset Managed Allocation Portfolio.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO Global Managed Asset Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Managed Asset Allocation Portfolio (formerly the PIMCO Global Multi-Asset Managed Allocation Portfolio) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

4	PIMCO VARIABLE INSURANCE TRUST

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Managed Asset Allocation Portfolio	04/15/09	04/30/12	04/15/09	04/15/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the PIMCO Global Managed Asset Allocation Portfolio (Cont.)

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Managed Asset Allocation Portfolio (Consolidated)

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2019†§

Short-Term Instruments‡	37.7%

U.S. Government Agencies	19.6%

Mutual Funds	14.3%

Corporate Bonds & Notes	8.9%

U.S. Treasury Obligations	5.4%

Asset-Backed Securities	4.4%

Sovereign Issues	4.1%

Exchange-Traded Funds	2.8%

Non-Agency Mortgage-Backed Securities	1.6%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Managed Asset Allocation Portfolio Institutional Class	17.23%	5.72%	—	3.72%
PIMCO Global Managed Asset Allocation Portfolio Administrative Class	17.06%	5.58%	4.19%	5.63%
PIMCO Global Managed Asset Allocation Portfolio Advisor Class	16.96%	5.46%	4.10%	5.53%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	20.01%	6.63%	7.39%	9.03%♦
MSCI World Index±±	27.67%	8.74%	9.47%	12.09%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/15/2009.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.22% for Institutional Class shares, 1.37% for Administrative Class shares, and 1.47% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Managed Asset Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to locally-denominated emerging markets bonds contributed to relative performance, as these securities posted positive returns.

»	Overweight exposure to U.S. duration, throughout most of the year, contributed to relative performance, as U.S. treasury yields decreased.

»	Relative value commodity strategies contributed to relative performance, as commodity selection added to performance.

»	Underweight exposure over the majority of the year to Eurozone equities, detracted from relative performance, as these securities posted positive returns.

»	U.S. equity positioning detracted from relative performance, driven by negative relative performance from implementation and execution.

»	Underweight exposure to investment grade corporate spreads detracted from relative performance as investment grade spreads narrowed over the year.

ANNUAL REPORT	DECEMBER 31, 2019	7

Expense Example PIMCO Global Managed Asset Allocation Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,054.60	$4.74	$1,000.00	$1,020.73	$4.66	0.91%
Administrative Class	1,000.00	1,053.70	5.52	1,000.00	1,019.97	5.43	1.06
Advisor class	1,000.00	1,052.90	6.04	1,000.00	1,019.46	5.94	1.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	DECEMBER 31, 2019	9

Financial Highlights PIMCO Global Managed Asset Allocation Portfolio (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

12/31/2019	$10.94	$0.29	$1.58	$1.87	$(0.28)	$0.00	$0.00	$(0.28)

12/31/2018	12.83	0.31	(0.97)	(0.66)	(0.23)	(1.00)	0.00	(1.23)

12/31/2017	11.50	0.27	1.36	1.63	(0.30)	0.00	0.00	(0.30)

12/31/2016	11.33	0.26	0.21	0.47	0.00	0.00	(0.30)	(0.30)

12/31/2015	11.57	0.36	(0.37)	(0.01)	(0.21)	0.00	(0.02)	(0.23)
Administrative Class

12/31/2019	10.94	0.26	1.59	1.85	(0.26)	0.00	0.00	(0.26)

12/31/2018	12.83	0.29	(0.97)	(0.68)	(0.21)	(1.00)	0.00	(1.21)

12/31/2017	11.50	0.25	1.36	1.61	(0.28)	0.00	0.00	(0.28)

12/31/2016	11.33	0.24	0.21	0.45	0.00	0.00	(0.28)	(0.28)

12/31/2015	11.56	0.30	(0.32)	(0.02)	(0.19)	0.00	(0.02)	(0.21)
Advisor Class

12/31/2019	10.99	0.25	1.61	1.86	(0.25)	0.00	0.00	(0.25)

12/31/2018	12.89	0.28	(0.98)	(0.70)	(0.20)	(1.00)	0.00	(1.20)

12/31/2017	11.55	0.23	1.37	1.60	(0.26)	0.00	0.00	(0.26)

12/31/2016	11.38	0.23	0.21	0.44	0.00	0.00	(0.27)	(0.27)

12/31/2015	11.61	0.27	(0.30)	(0.03)	(0.18)	0.00	(0.02)	(0.20)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.53	17.23%	$1,972	0.88%	1.04%	0.83%	0.99%	2.41%	694%

10.94	(5.32)	1,687	0.90	1.05	0.84	0.99	2.46	693

12.83	14.24	1,789	0.88	1.03	0.84	0.99	2.20	381

11.50	4.20	1,571	0.82	1.01	0.79	0.98	2.31	412

11.33	(0.05)	1,515	0.74	1.03	0.69	0.98	3.01	367

12.53	17.06	150,211	1.03	1.19	0.98	1.14	2.22	694

10.94	(5.46)	151,493	1.05	1.20	0.99	1.14	2.28	693

12.83	14.08	190,344	1.03	1.18	0.99	1.14	2.01	381

11.50	4.04	191,628	0.97	1.16	0.94	1.13	2.16	412

11.33	(0.14)	219,433	0.89	1.18	0.84	1.13	2.46	367

12.60	17.05	440,736	1.13	1.29	1.08	1.24	2.12	694

10.99	(5.61)	436,873	1.15	1.30	1.09	1.24	2.18	693

12.89	13.99	549,934	1.13	1.28	1.09	1.24	1.90	381

11.55	3.92	569,112	1.07	1.26	1.04	1.23	2.07	412

11.38	(0.26)	625,067	0.99	1.28	0.94	1.23	2.23	367

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Consolidated Statement of Assets and Liabilities PIMCO Global Managed Asset Allocation Portfolio

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$429,925
Investments in Affiliates	203,320
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,106
Over the counter	13,519
Deposits with counterparty	9,360
Foreign currency, at value	2,381
Receivable for investments sold	10,434
Receivable for investments sold on a delayed-delivery basis	283
Receivable for TBA investments sold	348,110
Interest and/or dividends receivable	933
Dividends receivable from Affiliates	324
Reimbursement receivable from PIMCO	71
Total Assets	1,019,766

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$100,811
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,869
Over the counter	5,467
Payable for investments purchased	29
Payable for investments in Affiliates purchased	461
Payable for investments purchased on a delayed-delivery basis	1,232
Payable for TBA investments purchased	296,684
Deposits from counterparty	19,273
Payable for Portfolio shares redeemed	173
Overdraft due to custodian	232
Accrued investment advisory fees	470
Accrued supervisory and administrative fees	33
Accrued distribution fees	94
Accrued servicing fees	19
Total Liabilities	426,847

Net Assets	$592,919

Net Assets Consist of:

Paid in capital	$546,332
Distributable earnings (accumulated loss)	46,587

Net Assets	$592,919

Net Assets:

Institutional Class	$1,972
Administrative Class	150,211
Advisor Class	440,736

Shares Issued and Outstanding:

Institutional Class	157
Administrative Class	11,986
Advisor Class	34,993

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.53
Administrative Class	12.53
Advisor Class	12.60

Cost of investments in securities	$427,696
Cost of investments in Affiliates	$204,235
Cost of foreign currency held	$2,356
Proceeds received on short sales	$100,649
Cost or premiums of financial derivative instruments, net	$3,744

* Includes repurchase agreements of:	$43,077

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Managed Asset Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Interest	$9,510
Dividends, net of foreign taxes*	3,011
Dividends from Investments in Affiliates	7,068
Total Income	19,579

Expenses:

Investment advisory fees	5,624
Supervisory and administrative fees	388
Servicing fees - Administrative Class	229
Distribution and/or servicing fees - Advisor Class	1,116
Trustee fees	14
Interest expense	294
Total Expenses	7,665
Waiver and/or Reimbursement by PIMCO	(972)
Net Expenses	6,693

Net Investment Income (Loss)	12,886

Net Realized Gain (Loss):

Investments in securities	5,020
Investments in Affiliates	(1,408)
Exchange-traded or centrally cleared financial derivative instruments	14,504
Over the counter financial derivative instruments	24,573
Foreign currency	(277)

Net Realized Gain (Loss)	42,412

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	22,879
Investments in Affiliates	2,985
Exchange-traded or centrally cleared financial derivative instruments	7,036
Over the counter financial derivative instruments	6,486
Foreign currency assets and liabilities	(43)

Net Change in Unrealized Appreciation (Depreciation)	39,343

Net Increase (Decrease) in Net Assets Resulting from Operations	$94,641

* Foreign tax withholdings - Dividends	$108

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Consolidated Statements of Changes in Net Assets PIMCO Global Managed Asset Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$12,886	$14,967
Net realized gain (loss)	42,412	(7,532)
Net change in unrealized appreciation (depreciation)	39,343	(42,439)

Net Increase (Decrease) in Net Assets Resulting from Operations	94,641	(35,004)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(44)	(174)
Administrative Class	(3,292)	(15,596)
Advisor Class	(9,166)	(44,262)

Total Distributions(a)	(12,502)	(60,032)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(79,273)	(56,978)

Total Increase (Decrease) in Net Assets	2,866	(152,014)

Net Assets:

Beginning of year	590,053	742,067
End of year	$592,919	$590,053

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Managed Asset Allocation Portfolio

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 72.5%

CORPORATE BONDS & NOTES 9.5%

BANKING & FINANCE 7.0%

AerCap Ireland Capital DAC
4.250% due 07/01/2020		$900	$909

Ally Financial, Inc.
8.000% due 11/01/2031		800	1,112

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		800	833

Deutsche Bank AG
4.250% due 10/14/2021		3,400	3,497

FCE Bank PLC
0.869% due 09/13/2021	EUR	600	676

Goldman Sachs Group, Inc.
3.094% (US0003M + 1.200%) due 09/15/2020 ~		$6,200	6,240

ING Bank NV
2.625% due 12/05/2022		1,000	1,021

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	30,053	4,442

Lloyds Banking Group PLC
2.728% (US0003M + 0.800%) due 06/21/2021 ~		$500	503

Navient Corp.
8.000% due 03/25/2020		133	135

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	24,171	3,572

Nykredit Realkredit A/S
1.000% due 10/01/2050		37,056	5,478

Royal Bank of Scotland Group PLC
3.497% (US0003M + 1.550%) due 06/25/2024 ~		$700	711
4.519% due 06/25/2024 •		400	425

State Bank of India
2.993% (US0003M + 0.950%) due 04/06/2020 ~		1,600	1,601

UBS AG
2.450% due 12/01/2020		3,300	3,312

UniCredit SpA
7.830% due 12/04/2023		6,150	7,176

			41,643

INDUSTRIALS 1.5%

BAT Capital Corp.
2.499% due 08/14/2020 •		1,100	1,102

Broadcom, Inc.
3.125% due 04/15/2021		200	203
3.125% due 10/15/2022		200	204

Campbell Soup Co.
2.524% (US0003M + 0.630%) due 03/15/2021 ~		610	611

Dell International LLC
4.420% due 06/15/2021		800	823

Delta Air Lines, Inc.
2.875% due 03/13/2020		900	900

Dominion Energy Gas Holdings LLC
2.494% (US0003M + 0.600%) due 06/15/2021 ~		400	402

eBay, Inc.
2.750% due 01/30/2023		500	507

Enbridge, Inc.
2.410% (US0003M + 0.400%) due 01/10/2020 ~		1,300	1,300

Hyundai Capital America
2.699% due 09/18/2020 •		2,500	2,506

Microchip Technology, Inc.
3.922% due 06/01/2021		100	102

Mylan NV
3.750% due 12/15/2020		50	51

NXP BV
4.125% due 06/01/2021		200	205

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VMware, Inc.
3.900% due 08/21/2027		$200	$209

			9,125

UTILITIES 1.0%

AT&T, Inc.
2.651% (US0003M + 0.650%) due 01/15/2020 ~		280	280
2.657% (US0003M + 0.750%) due 06/01/2021 ~		900	906
2.951% (US0003M + 0.950%) due 07/15/2021 ~		3,500	3,534

Sempra Energy
2.344% (US0003M + 0.450%) due 03/15/2021 ~		1,000	1,001

			5,721

Total Corporate Bonds & Notes (Cost $55,246)			56,489

U.S. GOVERNMENT AGENCIES 20.9%

Fannie Mae
4.402% due 05/01/2038 •		1,483	1,555

Ginnie Mae
2.165% due 02/20/2049 •		2,775	2,770
2.266% due 08/20/2068 •		1,150	1,128

Uniform Mortgage-Backed Security
4.000% due 06/01/2048 - 11/01/2048		66,469	69,126

Uniform Mortgage-Backed Security, TBA
2.500% due 02/01/2050		7,800	7,704
3.000% due 02/01/2050		10,600	10,738
4.000% due 02/01/2050		29,700	30,899

Total U.S. Government Agencies (Cost $123,551)			123,920

U.S. TREASURY OBLIGATIONS 5.8%

U.S. Treasury Inflation Protected Securities (e)
0.625% due 04/15/2023		21,861	22,202
0.625% due 01/15/2026		11,914	12,281

Total U.S. Treasury Obligations (Cost $34,264)			34,483

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.8%

Alliance Bancorp Trust
2.032% due 07/25/2037 •		476	441

Bear Stearns Adjustable Rate Mortgage Trust
4.065% due 02/25/2036 ^~		37	36
4.238% due 07/25/2036 ^~		161	156

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 04/25/2036		398	319

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	2,396	3,182

Residential Accredit Loans, Inc. Trust
1.972% due 06/25/2046 •		$263	103

Residential Asset Securitization Trust
2.192% due 05/25/2035 •		525	437

Towd Point Mortgage Funding PLC
1.820% due 10/20/2051 •	GBP	2,133	2,842

WaMu Mortgage Pass-Through Certificates Trust
2.122% due 01/25/2045 •		$2,830	2,813

Total Non-Agency Mortgage-Backed Securities (Cost $10,144)			10,329

ASSET-BACKED SECURITIES 4.7%

ACE Securities Corp. Home Equity Loan Trust
3.592% due 06/25/2034 •		136	138

Argent Mortgage Loan Trust
2.272% due 05/25/2035 •		778	748

Argent Securities Trust
1.942% due 07/25/2036 •		524	455

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	800	$894

California Street CLO Ltd.
3.031% due 10/15/2025 •		$1,106	1,106

CIT Mortgage Loan Trust
3.142% due 10/25/2037 •		2,063	2,085

Countrywide Asset-Backed Certificates
1.932% due 05/25/2035 •		593	576
2.042% due 03/25/2037 •		700	666

CVP Cascade CLO Ltd.
3.151% due 01/16/2026 •		244	244

Dryden Senior Loan Fund
2.886% due 10/15/2027 •		1,600	1,598

Figueroa CLO Ltd.
2.758% due 06/20/2027 •		809	809

First Franklin Mortgage Loan Trust
2.262% due 11/25/2036 •		1,600	1,463

Fremont Home Loan Trust
1.927% due 10/25/2036 •		1,016	954
1.942% due 10/25/2036 •		2,403	1,180

Halcyon Loan Advisors Funding Ltd.
2.886% due 04/20/2027 •		432	432

IndyMac Mortgage Loan Trust
1.862% due 07/25/2036 •		1,020	452

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		744	588

Lehman XS Trust
1.952% due 05/25/2036 •		884	918
4.833% due 06/25/2036 þ		766	791

Long Beach Mortgage Loan Trust
2.092% due 01/25/2036 •		1,571	1,487

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	300	335

Marlette Funding Trust
2.690% due 09/17/2029		$150	151

Morgan Stanley ABS Capital, Inc. Trust
2.767% due 07/25/2035 •		55	55

Mountain View CLO Ltd.
2.801% due 10/15/2026 •		462	462

Sound Point CLO Ltd.
3.084% due 01/23/2029 •		2,900	2,898

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		2,789	2,800

Sudbury Mill CLO Ltd.
3.152% due 01/17/2026 •		1,154	1,155

THL Credit Wind River CLO Ltd.
2.881% due 01/15/2026 •		431	431

Tralee CLO Ltd.
2.996% due 10/20/2027 •		1,000	1,000

Venture CLO Ltd.
2.881% due 07/15/2027 •		768	766

Total Asset-Backed Securities (Cost $26,858)			27,637

SOVEREIGN ISSUES 4.4%

Argentina Government International Bond
4.000% due 03/06/2020 (e)	ARS	1,504	15
15.500% due 10/17/2026		10,280	48
42.836% (BADLARPP + 2.000%) due 04/03/2022 ~		2,035	18
56.589% (ARLLMONP) due 06/21/2020 ~(a)		44,337	401
59.928% (BADLARPP) due 10/04/2022 ~(a)		3,700	65

Autonomous City of Buenos Aires Argentina
51.313% (BADLARPP + 5.000%) due 01/23/2022 ~(a)		3,390	43

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2020 (c)	BRL	50,214	12,228

Mexico Government International Bond
6.500% due 06/09/2022	MXN	99,000	5,211
7.250% due 12/09/2021		119,500	6,378

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Consolidated Schedule of Investments PIMCO Global Managed Asset Allocation Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Government International Bond
3.875% due 04/23/2023	$1,400	$1,480

Total Sovereign Issues (Cost $27,809)		25,887

	SHARES
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%

Bank of America Corp.
5.875% due 03/15/2028 •(f)	420,000	466

Nationwide Building Society
10.250% ~	13,756	3,025

Total Preferred Securities (Cost $3,166)		3,491

EXCHANGE-TRADED FUNDS 3.0%

iShares Core U.S. Aggregate Bond ETF	158,000	17,754

Total Exchange-Traded Funds (Cost $17,788)		17,754

REAL ESTATE INVESTMENT TRUSTS 0.7%

REAL ESTATE 0.7%

Alexandria Real Estate Equities, Inc. (i)	2,618	423

American Tower Corp. (i)	2,779	639

Apartment Investment & Management Co. (i)	8,106	419

Duke Realty Corp. (i)	12,959	449

Equinix, Inc.	872	509

Equity Residential (i)	5,615	454

Invitation Homes, Inc. (i)	9,009	270

Simon Property Group, Inc. (i)	1,875	279

Sun Communities, Inc. (i)	3,125	469

Ventas, Inc. (i)	4,972	287

Total Real Estate Investment Trusts (Cost $3,163)		4,198

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 21.1%

REPURCHASE AGREEMENTS (h) 7.3%
			$43,077

ARGENTINA TREASURY BILLS 0.0%
41.333% due 04/03/2020 «~	ARS	4,160	57
47.840% due 05/13/2020 - 05/13/2020 «(b)(d)		12,420	167

			224

CZECH REPUBLIC TREASURY BILLS 0.0%
(0.101)% due 01/10/2020 (c)(d)	CZK	5,000	221

JAPAN TREASURY BILLS 12.7%
(0.204)% due 02/25/2020 - 03/23/2020 (b)(c)	JPY	8,184,000	75,338

MEXICO TREASURY BILLS 0.5%
7.229% due 01/02/2020 - 01/30/2020 (b)(c)	MXN	58,945	3,111

U.S. TREASURY BILLS 0.6%
1.559% due 01/16/2020 - 02/27/2020 (b)(c)(l)		$3,774	3,766

Total Short-Term Instruments (Cost $125,695)			125,737

Total Investments in Securities (Cost $427,684)			429,925

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 34.3%

MUTUAL FUNDS 15.3% (g)

PIMCO Mortgage Opportunities and Bond Fund	8,355,308	$90,572

Total Mutual Funds (Cost $91,498)		90,572

SHORT-TERM INSTRUMENTS 19.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 19.0%

PIMCO Short-Term Floating NAV Portfolio III	11,396,758	112,748

Total Short-Term Instruments (Cost $112,737)		112,748

Total Investments in Affiliates (Cost $204,235)		203,320

Total Investments 106.8% (Cost $631,919)		$633,245

Financial Derivative Instruments (j)(k) 1.2% (Cost or Premiums, net $3,744)		7,289

Other Assets and Liabilities, net (8.0)%		(47,615)

Net Assets 100.0%		$592,919

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Institutional Class Shares of each Fund.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	1.630%	12/31/2019	01/02/2020	$10,800	U.S. Treasury Bonds 3.000% due 05/15/2045	$(10,940)	$10,800	$10,801
FICC	1.250	12/31/2019	01/02/2020	828	U.S. Treasury Bonds 2.875% due 08/15/2045	(846)	828	828
SAL	1.550	12/31/2019	01/02/2020	20,200	U.S. Treasury Notes 2.000% due 08/15/2025	(20,597)	20,200	20,202
SSB	0.650	12/31/2019	01/02/2020	449	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(458)	449	449
TDM	1.580	12/31/2019	01/02/2020	10,800	U.S. Treasury Inflation Protected Securities 2.125% due 02/15/2041	(10,969)	10,800	10,801

Total Repurchase Agreements						$(43,810)	$43,077	$43,081

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (17.0)%
Uniform Mortgage-Backed Security, TBA	4.000%	02/01/2050	$96,900	$(100,649)	$(100,811)

Total Short Sales (17.0)%				$(100,649)	$(100,811)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$10,801	$0	$0	$10,801	$(10,940)	$(139)
FICC	828	0	0	828	(846)	(18)
SAL	20,202	0	0	20,202	(20,597)	(395)
SSB	449	0	0	449	(458)	(9)
TDM	10,801	0	0	10,801	(10,969)	(168)

Total Borrowings and Other Financing Transactions	$43,081	$0	$0

(i)

Securities with an aggregate market value of $3,589 have been pledged as collateral as of December 31, 2019 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(4,199) at a weighted average interest rate of 2.600%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note March 2020 Futures	$115.000	02/21/2020	2	$2	$0	$0
Put - CBOT U.S. Treasury 10-Year Note March 2020 Futures	115.500	02/21/2020	26	26	0	0
Put - CBOT U.S. Treasury 10-Year Note March 2020 Futures	117.500	02/21/2020	295	295	3	0
Put - CBOT U.S. Treasury 30-Year Bond March 2020 Futures	123.000	02/21/2020	73	73	1	0
Put - CBOT U.S. Treasury 30-Year Bond March 2020 Futures	125.000	02/21/2020	46	46	0	0
Put - CBOT U.S. Treasury 30-Year Bond March 2020 Futures	128.000	02/21/2020	50	50	0	0

					$4	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	17

Consolidated Schedule of Investments PIMCO Global Managed Asset Allocation Portfolio (Cont.)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,700.000	03/20/2020	44	4	$544	$33
Put - CBOE S&P 500	2,800.000	06/19/2020	40	4	532	140

					$1,076	$173

Total Purchased Options					$1,080	$173

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOE S&P 500	3,145.000	01/03/2020	6	1	$(24)	$(52)
Put - CBOE S&P 500	3,145.000	01/03/2020	6	1	(23)	(1)
Call - CBOE S&P 500	3,170.000	01/10/2020	6	1	(21)	(41)
Put - CBOE S&P 500	3,170.000	01/10/2020	6	1	(19)	(5)
Call - CBOE S&P 500	3,225.000	01/17/2020	6	1	(19)	(19)
Put - CBOE S&P 500	3,225.000	01/17/2020	6	1	(19)	(15)
Call - CBOE S&P 500	3,240.000	01/24/2020	6	1	(23)	(17)
Put - CBOE S&P 500	3,240.000	01/24/2020	6	1	(22)	(22)
Put - CBOE S&P 500	2,600.000	03/20/2020	44	4	(431)	(21)
Put - CBOE S&P 500	2,700.000	06/19/2020	40	4	(424)	(102)

Total Written Options					$(1,025)	$(295)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum March Futures	03/2020	1	$45	$1	$1	$0
Brent Crude July Futures	05/2020	2	127	10	0	(1)
Brent Crude May Futures	03/2020	8	517	57	0	(6)
Call Options Strike @ EUR 114.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	1,606	9	(1)	0	0
Canada Government 10-Year Bond March Futures	03/2020	173	18,316	(370)	0	(151)
Cocoa March Futures	03/2020	5	127	(1)	4	0
Cocoa May Futures	05/2020	23	584	9	17	0
Copper May Futures	05/2020	5	351	(1)	0	(4)
Corn March Futures	03/2020	31	601	(2)	0	(1)
Cotton No. 2 March Futures	03/2020	10	345	14	0	(3)
DAX Index March Futures	03/2020	17	6,315	7	0	(36)
E-mini NASDAQ 100 Index March Futures	03/2020	103	18,030	557	38	0
E-mini S&P 500 Index March Futures	03/2020	110	17,771	229	49	0
Euro-Bobl March Futures	03/2020	105	15,739	(45)	0	(42)
Euro-BTP Italy Government Bond March Futures	03/2020	407	51,496	(23)	0	(29)
Euro-Bund 10-Year Bond March Futures	03/2020	171	32,702	(514)	0	(215)
FTSE 100 Index March Futures	03/2020	52	5,165	116	0	(60)
FTSE/MIB Index March Futures	03/2020	1	131	0	0	(2)
Gas Oil May Futures	05/2020	9	542	24	0	(8)
Gold 100 oz. April Futures	04/2020	1	153	4	0	0
IBEX 35 Index January 2020 Futures January Futures	01/2020	1	107	1	0	(2)
Lead May Futures	05/2020	11	531	(22)	3	(25)
Mini MSCI Emerging Markets Index March Futures	03/2020	103	5,769	210	16	0
New York Harbor May Future	04/2020	7	583	33	0	(6)
New York Harbor ULSD March Futures	02/2020	2	169	14	0	(2)
Nickel March Futures	03/2020	10	842	20	23	(4)
Nickel May Futures	05/2020	2	169	(17)	0	(17)
Nikkei 225 Yen-denominated March Futures	03/2020	66	7,114	(14)	6	(165)
Platinum April Futures	04/2020	22	1,076	53	14	0
Put Options Strike @ EUR 157.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	22	0	0	0	0
RBOB Gasoline March Futures	02/2020	14	1,001	16	0	(19)
RBOB Gasoline May Futures	04/2020	5	395	4	0	(6)
S&P/Toronto Stock Exchange 60 March Futures	03/2020	1	156	0	0	(1)
Silver March Futures	03/2020	3	269	7	0	(1)
Soybean Oil March Futures	03/2020	3	63	3	0	(1)
SPI 200 Index March Futures	03/2020	14	1,622	(44)	0	(35)
Topix Index Futures March Futures	03/2020	13	2,059	5	7	(14)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2020	824	$105,820	$(856)	$0	$(90)
U.S. Treasury 30-Year Bond March Futures	03/2020	215	33,520	(704)	0	(74)
WTI Crude March Futures	02/2020	9	547	52	0	(6)
WTI Crude May Futures	04/2020	8	480	33	0	(6)
Zinc March Futures	03/2020	12	682	13	13	0
Zinc May Futures	05/2020	9	510	(39)	0	(39)

				$(1,161)	$191	$(1,071)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum May Futures	05/2020	17	$(774)	$6	$6	$0
Arabica Coffee March Futures	03/2020	3	(146)	(6)	3	0
Arabica Coffee May Futures	05/2020	8	(396)	(13)	7	0
Brent Crude March Futures	01/2020	7	(462)	(36)	5	0
CAC 40 Index January Futures	01/2020	1	(67)	0	1	0
Copper March Futures	03/2020	7	(489)	(15)	6	0
Corn May Futures	05/2020	29	(572)	4	1	0
Cotton No. 2 May Futures	05/2020	17	(597)	(31)	5	0
Euro STOXX 50 March Futures	03/2020	21	(878)	3	10	0
Euro-Buxl 30-Year Bond March Futures	03/2020	46	(10,236)	262	158	0
Euro-Schatz March Futures	03/2020	1,606	(201,591)	175	99	0
Gas Oil March Futures	03/2020	28	(1,712)	(101)	23	0
Gold 100 oz. February Futures	02/2020	9	(1,371)	(39)	0	(4)
Hard Red Winter Wheat March Futures	03/2020	11	(267)	(24)	0	(3)
Live Cattle February Futures	02/2020	23	(1,159)	(7)	5	0
Natural Gas March Futures	02/2020	21	(453)	8	0	0
OMX Stockholm 30 Index January Futures	01/2020	1	(19)	0	0	0
Soybean March Futures	03/2020	13	(621)	(20)	0	(2)
Soybean May Futures	05/2020	16	(775)	(8)	0	(2)
Soybean Meal March Futures	03/2020	1	(30)	0	0	0
Sugar No. 11 March Futures	02/2020	26	(391)	(24)	3	0
Sugar No. 11 May Futures	04/2020	36	(546)	(22)	4	0
U.S. Treasury 5-Year Note March Futures	03/2020	311	(36,888)	121	7	0
United Kingdom Long Gilt March Futures	03/2020	113	(19,665)	153	190	(86)
Wheat March Futures	03/2020	44	(1,229)	(103)	0	(6)
Wheat May Futures	05/2020	9	(253)	(16)	0	(1)

				$267	$533	$(104)

Total Futures Contracts				$(894)	$724	$(1,175)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	06/20/2021	0.129%	$800	$(24)	$13	$(11)	$0	$0
Boston Scientific Corp.	1.000	Quarterly	06/20/2020	0.042	1,200	(31)	25	(6)	0	0
Cigna Corp.	(1.000)	Quarterly	03/20/2021	0.086	200	(6)	4	(2)	0	0
Kraft Heinz Foods Co.	1.000	Quarterly	09/20/2020	0.107	600	(14)	10	(4)	0	0

						$(75)	$52	$(23)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.132%	EUR	480	$8	$(3)	$5	$0	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	19

Consolidated Schedule of Investments PIMCO Global Managed Asset Allocation Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-33 5-Year Index	1.000%	Quarterly	12/20/2024		$9,340	$(183)	$(63)	$(246)	$1	$0
iTraxx Crossover 32 5-Year Index	(5.000)	Quarterly	12/20/2024	EUR	100	(16)	1	(15)	0	0

						$(199)	$(62)	$(261)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-33 5-Year Index	5.000%	Quarterly	12/20/2024		$16,335	$1,286	$317	$1,603	$0	$(6)
iTraxx Europe Main 32 5-Year Index	1.000	MISSING	12/20/2024	EUR	700	19	3	22	0	0

						$1,305	$320	$1,625	$0	$(6)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(8)
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499%	Annual	12/20/2047		$1,300	$3	$(186)	$(183)	$17	$0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2025		27,700	(63)	1,616	1,553	0	(43)
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		2,600	76	(99)	(23)	4	0
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		15,300	173	(567)	(394)	25	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		14,660	830	(782)	48	32	0
Receive(7)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		5,380	(15)	(264)	(279)	9	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		11,100	275	770	1,045	0	(30)
Pay	3-Month USD-LIBOR	1.360	Semi-Annual	09/27/2029		1,260	(12)	(46)	(58)	0	(4)
Pay	3-Month USD-LIBOR	1.530	Semi-Annual	09/27/2029		1,260	(4)	(34)	(38)	0	(4)
Pay	3-Month USD-LIBOR	1.345	Semi-Annual	10/04/2029		1,270	(11)	(55)	(66)	0	(4)
Receive	3-Month USD-LIBOR	1.614	Semi-Annual	10/11/2029		1,280	(11)	46	35	4	0
Pay	3-Month USD-LIBOR	1.645	Semi-Annual	10/18/2029		1,280	(11)	(20)	(31)	0	(4)
Pay	3-Month USD-LIBOR	1.565	Semi-Annual	10/25/2029		1,280	(11)	(29)	(40)	0	(3)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	11/01/2029		1,270	(11)	(37)	(48)	0	(3)
Pay	3-Month USD-LIBOR	1.670	Semi-Annual	11/01/2029		1,270	(4)	(24)	(28)	0	(4)
Pay	3-Month USD-LIBOR	1.495	Semi-Annual	11/08/2029		1,270	(10)	(38)	(48)	0	(4)
Pay	3-Month USD-LIBOR	1.655	Semi-Annual	11/08/2029		1,270	(3)	(26)	(29)	0	(4)
Pay	3-Month USD-LIBOR	1.680	Semi-Annual	11/20/2029		1,270	(11)	(16)	(27)	0	(4)
Receive	3-Month USD-LIBOR	1.685	Semi-Annual	11/22/2029		1,270	(10)	36	26	4	0
Receive	3-Month USD-LIBOR	1.733	Semi-Annual	11/29/2029		1,280	(9)	30	21	4	0
Receive	3-Month USD-LIBOR	1.742	Semi-Annual	12/06/2029		1,290	(9)	29	20	4	0
Receive	3-Month USD-LIBOR	1.788	Semi-Annual	12/13/2029		1,280	(9)	23	14	4	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		9,355	182	172	354	30	0
Pay	3-Month USD-LIBOR	1.668	Semi-Annual	12/20/2029		2,430	(17)	(37)	(54)	0	(8)
Pay	3-Month USD-LIBOR	1.798	Semi-Annual	12/20/2029		2,430	(7)	(18)	(25)	0	(8)
Pay	3-Month USD-LIBOR	1.680	Semi-Annual	12/30/2029		2,420	(16)	(36)	(52)	0	(8)
Pay	3-Month USD-LIBOR	1.800	Semi-Annual	12/30/2029		2,420	(6)	(19)	(25)	0	(8)
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		14,800	911	7	918	7	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		5,120	(515)	954	439	0	(56)
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025	EUR	27,500	268	369	637	64	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	06/17/2030		24,500	(1,278)	(117)	(1,395)	0	(134)
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	06/17/2030	GBP	5,300	(160)	(33)	(193)	0	(43)
Receive	28-Day MXN-TIIE	6.420	Lunar	12/09/2021	MXN	108,400	0	32	32	0	0
Receive	28-Day MXN-TIIE	6.525	Lunar	12/09/2021		10,900	0	2	2	0	0
Receive	28-Day MXN-TIIE	6.463	Lunar	06/09/2022		95,400	0	19	19	0	0

							$505	$1,622	$2,127	$208	$(376)

Total Swap Agreements							$1,544	$1,929	$3,473	$209	$(382)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$173	$724	$209	$1,106	$(295)	$(1,175)	$(399)	$(1,869)

Cash of $9,360 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019.

(1)	Future styled option.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(17) for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	03/2020		$566	HKD	4,435	$3	$0

BOA	01/2020	AUD	28,133		$19,102	0	(644)
	01/2020	CZK	5,764		249	0	(5)
	01/2020	MXN	106,265		5,495	0	(106)
	01/2020	NZD	6,351		4,080	0	(195)
	02/2020	EUR	8,572		9,503	0	(137)
	02/2020	JPY	104,900		969	1	0
	02/2020		$2,426	CHF	2,405	66	0

BPS	01/2020	JPY	663,600		$6,092	5	(23)
	01/2020		$8,982	SEK	85,340	138	(5)
	02/2020	CAD	224		$171	0	(2)
	02/2020	EUR	1,643		1,826	0	(22)
	02/2020	JPY	582,200		5,391	22	0
	02/2020	NOK	24,665		2,744	0	(66)
	02/2020		$1,601	CAD	2,102	18	0
	02/2020		335	EUR	298	1	0
	02/2020	ZAR	74,544		$5,069	0	(231)

BRC	01/2020		$616	GBP	466	1	0
	01/2020		177	ILS	614	1	0
	02/2020		1,535	CAD	2,029	28	0

BSH	01/2020	MXN	23,093		$1,191	0	(27)

CBK	01/2020	BRL	22,973		5,620	0	(91)
	01/2020	CLP	710,244		902	0	(42)
	01/2020	JPY	1,097,400		10,043	0	(61)
	01/2020	MXN	135,758		6,999	0	(157)
	01/2020	PEN	29,682		8,807	0	(149)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	21

Consolidated Schedule of Investments PIMCO Global Managed Asset Allocation Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2020	RUB	9,157		$141	$0	$(6)
	01/2020		$5,686	BRL	22,973	24	0
	01/2020		782	CLP	608,540	27	0
	02/2020	COP	48,806		$14	0	(1)
	02/2020	EUR	1,944		2,166	0	(20)
	02/2020	JPY	3,193,000		29,594	128	0
	02/2020	NOK	55,255		6,040	0	(254)
	02/2020	PEN	7,364		2,201	0	(19)
	02/2020		$5,613	BRL	22,973	93	0
	02/2020		1,618	CAD	2,142	32	0
	02/2020		391	MXN	7,584	8	0
	03/2020	KRW	17,130,109		$14,600	0	(249)
	03/2020	PHP	318,472		6,212	0	(55)
	07/2020	BRL	50,214		12,355	0	(25)

FBF	01/2020		$630	CLP	456,280	0	(23)
	03/2020		10,802	INR	780,782	76	0

GLM	01/2020	BRL	22,973		$5,700	0	(11)
	01/2020	MXN	15,823		820	0	(16)
	01/2020		$5,503	BRL	22,973	208	0
	01/2020		13,153	DKK	88,582	144	0
	01/2020		1,205	MXN	23,608	39	0
	01/2020		3,649	PEN	12,371	83	0
	02/2020		6,918	COP	23,787,543	307	0
	02/2020		2,430	MXN	46,814	34	(3)
	02/2020		126	RUB	8,065	3	0
	03/2020	MYR	73,520		$17,637	0	(365)
	03/2020		$9,152	IDR	130,649,605	235	0
	03/2020		427	SGD	584	7	0
	04/2020	DKK	88,582		$13,236	0	(143)

HUS	01/2020	CZK	2,500		109	0	(1)
	01/2020		$756	GBP	586	20	0
	01/2020		7,823	MXN	152,072	191	0
	01/2020		737	RUB	47,153	21	0
	01/2020		3,675	SEK	34,905	53	0
	02/2020	CAD	255		$194	0	(3)
	02/2020	CLP	4,993,978		6,300	0	(345)
	02/2020	MXN	33,288		1,745	0	(5)
	02/2020	PLN	15,617		4,017	0	(100)
	02/2020		$2,864	CHF	2,813	51	0
	02/2020		5,724	EUR	5,144	61	0
	02/2020		3,759	MXN	71,659	9	0
	02/2020		2,970	NOK	27,279	138	0
	03/2020		5,007	KRW	5,940,255	142	0

IND	01/2020		2,980	SEK	27,930	3	0
	02/2020		1,932	MXN	37,546	42	0

JPM	01/2020	BRL	1,972		$513	22	0
	01/2020		$489	BRL	1,972	1	0
	01/2020		689	PEN	2,329	14	0
	02/2020	PLN	879		$224	0	(7)
	02/2020		$4,162	PLN	16,546	200	0
	03/2020	PHP	21,257		$417	0	(1)
	03/2020		$61	IDR	863,455	1	0

MYI	01/2020	DKK	755		$112	0	(2)
	01/2020		$2,500	NZD	3,780	45	0
	02/2020		9,970	NOK	91,815	490	0
	02/2020		4,882	ZAR	72,019	238	0
	03/2020		4,094	RUB	266,038	158	0

RBC	04/2020		7,620	DKK	51,130	103	0

RYL	01/2020		63	CLP	49,449	3	0
	02/2020	CAD	4,886		$3,686	0	(77)
	03/2020	CNH	5,012		699	0	(19)
	03/2020		$1,414	KRW	1,662,313	27	0
	03/2020		8,965	MYR	37,432	200	0

SCX	01/2020		8,617	NZD	13,133	225	0
	02/2020		5,401	EUR	4,818	18	0
	02/2020		21,380	JPY	2,308,700	0	(88)
	03/2020	TWD	4,164		$137	0	(3)
	03/2020		$401	CNY	2,824	4	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SOG	02/2020	EUR	636		$704	$0	$(11)
	03/2020	HKD	10,104		1,290	0	(6)

SSB	02/2020	CHF	2,445		2,485	0	(49)
	02/2020	MXN	33,247		1,739	0	(9)
	02/2020		$1,217	MXN	23,243	5	0
	03/2020		345	INR	24,807	1	0

TOR	01/2020		5,635	CLP	4,396,258	213	0
	02/2020		7,486	CAD	9,848	100	0
	02/2020		1,186	NOK	10,790	43	0

UAG	01/2020	DKK	88,056		$13,008	0	(210)
	01/2020	NZD	6,351		4,083	0	(192)
	01/2020		$7,049	AUD	10,320	194	0
	01/2020		5,233	RUB	344,659	310	0
	02/2020	CAD	5,975		$4,494	0	(108)
	02/2020	CHF	940		956	0	(18)
	02/2020	JPY	3,230,000		29,955	147	0
	02/2020		$4,192	EUR	3,739	13	0
	03/2020	TWD	15,203		$502	0	(9)
	04/2020	DKK	52,160		8,165	287	0
	04/2020		$181	DKK	1,160	0	(6)

Total Forward Foreign Currency Contracts						$5,525	$(4,422)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
MYI	Put - OTC S&P 500 U&I @ 2,683.000	10Y USISDA 2.677	03/20/2020	4,333	$99	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	53,400	$ 2,114	$2

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	42,550	1,811	1

							$ 3,925	$3

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 02/01/2050	$108.500	02/05/2020	17,800	$1	$0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 01/01/2050	74.000	01/07/2020	81,700	3	0

					$4	$0

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(3)	Expiration Date	Notional Amount(1)	Cost(3)	Market Value
BOA	Call - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	02/13/2020	12,300	$1,232	$1,339

Total Purchased Options					$5,260	$1,342

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425%	03/18/2020	3,600	$(2)	$(3)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	1,200	(1)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	3,600	(4)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	1,200	(1)	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	23

Consolidated Schedule of Investments PIMCO Global Managed Asset Allocation Portfolio (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475%	01/15/2020	900	$(1)	$(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	900	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	02/19/2020	1,400	(1)	(2)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	900	0	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	2,300	(3)	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.900	02/19/2020	1,700	(3)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	2,200	(2)	(3)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	2,200	(3)	(1)

BRC	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	900	(1)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	900	(2)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	5,000	(2)	(4)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	5,000	(6)	(2)

DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	1,900	(1)	(4)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	1,900	(3)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	02/19/2020	1,600	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	02/19/2020	1,600	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	900	(1)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	900	(1)	0

GST	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	2,100	(2)	(3)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	2,100	(2)	(1)

JLN	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	1,100	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	1,100	(1)	0

JPM	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	1,100	(1)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	1,100	(1)	0

MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	1,000	(1)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.900	02/19/2020	1,000	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	1,200	(1)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	1,200	(1)	0

						$(53)	$(42)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus MXN	MXN	19.269	01/08/2020	1,700	$(13)	$(1)
	Put - OTC USD versus MXN		19.269	01/08/2020	1,700	(13)	(32)
	Call - OTC USD versus MXN		19.032	01/15/2020	1,700	(12)	(5)
	Put - OTC USD versus MXN		19.032	01/15/2020	1,700	(12)	(13)

BPS	Call - OTC EUR versus USD	$	1.115	01/16/2020	1,900	(9)	(19)
	Put - OTC EUR versus USD		1.115	01/16/2020	1,900	(9)	(3)

CBK	Call - OTC USD versus MXN	MXN	19.574	01/02/2020	1,700	(15)	0
	Put - OTC USD versus MXN		19.574	01/02/2020	1,700	(14)	(59)

GLM	Call - OTC EUR versus USD	$	1.112	01/03/2020	1,900	(11)	(19)
	Put - OTC EUR versus USD		1.112	01/03/2020	1,900	(10)	0
	Call - OTC USD versus MXN	MXN	18.956	01/22/2020	1,700	(11)	(11)
	Put - OTC USD versus MXN		18.956	01/22/2020	1,700	(11)	(10)

HUS	Call - OTC EUR versus USD	$	1.115	01/09/2020	1,900	(10)	(16)
	Put - OTC EUR versus USD		1.115	01/09/2020	1,900	(10)	(1)

MYI	Call - OTC EUR versus USD		1.111	01/23/2020	1,900	(10)	(26)
	Put - OTC EUR versus USD		1.111	01/23/2020	1,900	(10)	(3)

						$(180)	$(218)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(4)	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	5,600	$(255)	$(7)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	1,100	(7)	0
	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020	7,800	(21)	20
	Cap - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	7,800	(21)	21
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	10,700	(121)	0
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	4,500	(83)	0

						$(508)	$34

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.779%	01/15/2020	2,430	$ (6)	$(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.896	01/15/2020	2,430	(15)	(11)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.896	01/15/2020	2,430	(15)	(15)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.013	01/15/2020	2,430	(6)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.768	01/22/2020	2,430	(6)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.890	01/22/2020	2,430	(16)	(12)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.890	01/22/2020	2,430	(16)	(17)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.012	01/22/2020	2,430	(5)	(6)

BPS	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.588	01/02/2020	2,420	(7)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.718	01/02/2020	2,420	(17)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.718	01/02/2020	2,420	(17)	(43)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.848	01/02/2020	2,420	(6)	(14)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.620	01/08/2020	2,410	(7)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750	01/08/2020	2,410	(17)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750	01/08/2020	2,410	(17)	(37)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880	01/08/2020	2,410	(6)	(13)

							$ (179)	$(182)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	81,900	$(64)	$0

Total Written Options						$(984)	$(408)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Pay	CBOT Wheat May Futures	$5.350	Maturity	04/24/2020	50,000	$0	$(13)	$0	$(13)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(5)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(6)	Notional Amount(7)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
										Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	03/20/2020	0.275%	$	3,100	$8	$(2)	$6	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(5)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(7)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
									Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	2,443	$(53)	$74	$21	$0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		2,200	(65)	89	24	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		597	(19)	26	7	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		7,900	(364)	468	104	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		11,100	(685)	830	145	0

MEI	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		11,100	(576)	721	145	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		9,600	(317)	423	106	0

SAL	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		1,600	(4)	5	1	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,800	(110)	152	42	0

							$(2,193)	$2,788	$595	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	25

Consolidated Schedule of Investments PIMCO Global Managed Asset Allocation Portfolio (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Pay	3-Month KRW-KORIBOR	1.430%	Quarterly	07/01/2029	KRW	100	$0	$0	$0	$0

TOTAL RETURN SWAPS ON COMMODITY, EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	NDDUWI Index	14,304	1.665% (3-Month USD-LIBOR less a specified spread)	Quarterly	10/07/2020	$	98,836	$0	$(345)	$0	$(345)

FBF	Pay	Swiss Market Index	630	0.000%	Maturity	03/20/2020	CHF	6,565	0	(66)	0	(66)
	Pay	DWRTFT Index	25	2.027% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/05/2020	$	287	0	0	0	0

GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.908% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/20/2020		10,500	54	(84)	0	(30)

JPM	Receive	JMABDEWE Index(12)	5,153	0.300%	Monthly	02/14/2020		6,004	0	124	124	0
	Receive	JP1RTLT Index	143,655	1.917% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2020		6,814	0	(9)	0	(9)
	Receive	JP1INDT Index	195,871	2.065% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/21/2020		12,095	0	(8)	0	(8)
	Receive	JP1INDT Index	96,256	2.230% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/21/2020		5,943	0	(2)	0	(2)

MEI	Receive	NDDUWI Index	28,683	1.571% (3-Month USD-LIBOR less a specified spread)	Quarterly	08/26/2020		192,425	0	5,513	5,513	0

UAG	Receive	NDDUWI Index	97	1.519%(3-Month USD-LIBOR less a specified spread)	Quarterly	06/11/2020		664	0	6	6	0

									$54	$5,129	$5,643	$(460)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Pay	iBoxx USD Investment Grade Corporate Bond ETF	37,507	1.917% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2020	$4,819	$0	$15	$15	$0

JPM	Pay	iShares Core US Aggregate Bond ETF	158,000	2.518% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/09/2020	17,788	0	60	60	0

								$0	$75	$75	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Pay	GOLDLNPM Index(10)	7.023%	Maturity	07/29/2020	$6,226	$0	$333	$333	$0

JPM	Receive	GOLDLNPM Index(10)	3.861	Maturity	07/29/2020	5,598	0	(147)	0	(147)
	Receive	GOLDLNPM Index(10)	3.976	Maturity	07/29/2020	629	0	(17)	0	(17)

							$0	$169	$333	$(164)

Total Swap Agreements							$(2,131)	$8,146	$6,652	$(637)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(11)
AZD	$3	$0	$0	$3	$0	$0	$0	$0	$3	$0	$3
BOA	67	1,339	0	1,406	(1,087)	(131)	0	(1,218)	188	938	1,126
BPS	184	0	0	184	(349)	(89)	(345)	(783)	(599)	(9,420)	(10,019)
BRC	30	0	15	45	0	(8)	0	(8)	37	0	37
BSH	0	0	0	0	(27)	0	0	(27)	(27)	0	(27)
CBK	312	0	0	312	(1,129)	(59)	0	(1,188)	(876)	762	(114)
DBL	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
DUB	0	0	21	21	0	0	0	0	21	(50)	(29)
FBF	76	0	0	76	(23)	0	(66)	(89)	(13)	0	(13)
GLM	1,060	0	0	1,060	(538)	(98)	0	(636)	424	(490)	(66)
GST	0	0	613	613	0	(4)	(43)	(47)	566	(570)	(4)
HUS	686	0	6	692	(454)	(17)	0	(471)	221	0	221
IND	45	0	0	45	0	0	0	0	45	0	45
JLN	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
JPM	238	2	184	424	(8)	39	(183)	(152)	272	(540)	(268)
MEI	0	0	5,658	5,658	0	(4)	0	(4)	5,654	(5,290)	364
MYC	0	1	106	107	0	0	0	0	107	(161)	(54)
MYI	931	0	0	931	(2)	(29)	0	(31)	900	(830)	70
RBC	103	0	0	103	0	0	0	0	103	0	103
RYL	230	0	0	230	(96)	0	0	(96)	134	(40)	94
SAL	0	0	1	1	0	0	0	0	1	0	1
SCX	247	0	0	247	(91)	0	0	(91)	156	0	156
SOG	0	0	0	0	(17)	0	0	(17)	(17)	0	(17)
SSB	6	0	0	6	(58)	0	0	(58)	(52)	0	(52)
TOR	356	0	0	356	0	0	0	0	356	(330)	26
UAG	951	0	48	999	(543)	0	0	(543)	456	(700)	(244)

Total Over the Counter	$5,525	$1,342	$6,652	$13,519	$(4,422)	$(408)	$(637)	$(5,467)

(l)

Securities with an aggregate market value of $1,740 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(4)	YOY options may have a series of expirations.
(5)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(6)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(8)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(9)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(10)	Variance Swap
(11)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	27

Consolidated Schedule of Investments PIMCO Global Managed Asset Allocation Portfolio (Cont.)

(12)	The following table represents the individual positions within the total return swap as of December 31, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Brent Crude March 2020 Futures	10.2%	$615	Aluminum February 2022 Futures	2.3%	$139
LME — Copper February 2022 Futures	2.3	140	Arabica Coffee March 2020 Futures	1.2	72
Nickel February 2020 Futures	2.3	138	Cocoa March 2020 Futures	1.3	76
RBOB Gasoline February 2020 Futures	4.4	266	Corn March 2020 Futures	5.9	351
Soybean Meal March 2020 Futures	5.9	354	ICE — Natural Gas February 2020 Futures	2.1	125
Soybeans March 2020 Futures	8.1	486	Lean Hogs February 2020 Futures	1.2	73
			New York Harbor ULSD February 2020 Futures	8.9	537
			NYMEX — Natural Gas February 2022 Futures	2.2	131
			Wheat March 2020 Futures	5.9	353
			Zinc February 2020 Futures	2.3	139

Total Long Futures Contracts		$1,999	Total Short Futures Contracts		$1,996

Cash	33.5%	$2,009

		$4,008

Total Notional Amount					$6,004

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$173	$0	$0	$173
Futures	143	0	127	0	454	724
Swap Agreements	0	1	0	0	208	209

	$143	$1	$300	$0	$662	$1,106

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,525	$0	$5,525
Purchased Options	0	0	0	0	1,342	1,342
Swap Agreements	457	601	5,594	0	0	6,652

	$457	$601	$5,594	$5,525	$1,342	$13,519

	$600	$602	$5,894	$5,525	$2,004	$14,625

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$295	$0	$0	$295
Futures	173	0	315	0	687	1,175
Swap Agreements	0	6	0	0	393	399

	$173	$6	$610	$0	$1,080	$1,869

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,422	$0	$4,422
Written Options	0	42	0	218	148	408
Swap Agreements	177	0	430	0	30	637

	$177	$42	$430	$4,640	$178	$5,467

	$350	$48	$1,040	$4,640	$1,258	$7,336

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,708)	$0	$(64)	$(1,772)
Written Options	300	0	2,037	0	183	2,520
Futures	676	0	25,596	0	(7,124)	19,148
Swap Agreements	0	(1,788)	0	0	(3,604)	(5,392)

	$976	$(1,788)	$25,925	$0	$(10,609)	$14,504

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,326	$0	$3,326
Purchased Options	0	(27)	89	(109)	2,948	2,901
Written Options	0	245	30	124	(1,729)	(1,330)
Swap Agreements	(1,067)	93	22,861	0	(2,211)	19,676

	$(1,067)	$311	$22,980	$3,341	$(992)	$24,573

	$(91)	$(1,477)	$48,905	$3,341	$(11,601)	$39,077

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(3,142)	$0	$(2)	$(3,144)
Written Options	(7)	0	2,347	0	51	2,391
Futures	319	0	7,810	0	796	8,925
Swap Agreements	0	(664)	0	0	(472)	(1,136)

	$312	$(664)	$7,015	$0	$373	$7,036

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(325)	$0	$(325)
Purchased Options	0	8	(100)	0	(50)	(142)
Written Options	0	44	0	(79)	16	(19)
Swap Agreements	559	745	5,447	0	221	6,972

	$559	$797	$5,347	$(404)	$187	$6,486

	$871	$133	$12,362	$(404)	$560	$13,522

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$41,643	$0	$41,643
Industrials	0	9,125	0	9,125
Utilities	0	5,721	0	5,721
U.S. Government Agencies	0	123,920	0	123,920
U.S. Treasury Obligations	0	34,483	0	34,483
Non-Agency Mortgage-Backed Securities	0	10,329	0	10,329
Asset-Backed Securities	0	27,637	0	27,637
Sovereign Issues	0	25,887	0	25,887
Preferred Securities
Banking & Finance	0	3,491	0	3,491
Exchange-Traded Funds	17,754	0	0	17,754
Real Estate Investment Trusts
Real Estate	4,198	0	0	4,198
Short-Term Instruments
Repurchase Agreements	0	43,077	0	43,077
Argentina Treasury Bills	0	167	57	224
Czech Republic Treasury Bills	0	221	0	221
Japan Treasury Bills	0	75,338	0	75,338
Mexico Treasury Bills	0	3,111	0	3,111
U.S. Treasury Bills	0	3,766	0	3,766

	$21,952	$407,916	$57	$429,925

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Affiliates, at Value
Mutual Funds	$90,572	$0	$0	$90,572
Short-Term Instruments
Central Funds Used for Cash Management Purposes	112,748	0	0	112,748

	$203,320	$0	$0	$203,320

Total Investments	$225,272	$407,916	$57	$633,245

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(100,811)	$0	$(100,811)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	724	382	0	1,106
Over the counter	0	13,519	0	13,519

	$724	$13,901	$0	$14,625

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,175)	(677)	0	(1,852)
Over the counter	0	(5,467)	0	(5,467)

	$(1,175)	$(6,144)	$0	$(7,319)

Total Financial Derivative Instruments	$(451)	$7,757	$0	$7,306

Totals	$224,821	$314,862	$57	$539,740

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Managed Asset Allocation Portfolio (formerly PIMCO Global Multi-Asset Managed Allocation Portfolio) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

ANNUAL REPORT	DECEMBER 31, 2019	31

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value   The valuation methods (or “techniques”) and significant inputs used in

ANNUAL REPORT	DECEMBER 31, 2019	33

Notes to Financial Statements (Cont.)

determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO EqS® Long/Short Fund(2)	$12,812	$0	$(12,868)	$(1,051)	$1,107	$0	$0	$0

PIMCO Income Fund	62,738	2,398	(65,917)	(796)	1,577	0	2,497	0

PIMCO Mortgage Opportunities and Bond Fund	22,650	68,299	0	0	(377)	90,572	2,407	0

PIMCO Preferred and Capital Securities Fund	9,278	3,897	(14,275)	434	666	0	399	0

PIMCO Short-Term Floating NAV Portfolio III	11,777	534,354	(433,400)	5	12	112,748	1,755	0

Totals	$119,255	$608,948	$(526,460)	$(1,408)	$2,985	$203,320	$7,058	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(2)	On December 6, 2019, the PIMCO EqS® Long/Short Fund was acquired by the PIMCO RAE Worldwide Long/Short PLUS Fund.

(b) Investments in Securities

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Notes to Financial Statements (Cont.)

Master Limited Partnerships  (“MLPs”) are generally publicly traded entities that are organized as limited partnerships or limited liability companies and are treated as partnerships under the Internal Revenue Code. Currently, most MLPs operate in the energy and/or natural resources sectors. The only asset of an MLP is most commonly the ownership of the limited liability company or limited partnership known as the operating entity, which in turn owns subsidiaries and operating assets. The ownership of an MLP is split between the public and a sponsor. Interests in MLPs (“units”) are often traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, and are intended to receive cash distributions and to have no role in the operation and management of the entity. MLP cash distributions are not guaranteed and depend on each partnership’s or limited liability company’s ability to generate adequate cash flow. The partnership or operating agreements of MLPs determine how cash distributions will be made to general partners and limited partners or to managing members and members, as applicable.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class),

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while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Portfolio as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Portfolio that invest in REITs will bear its proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may

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Notes to Financial Statements (Cont.)

increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on

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the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of

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Notes to Financial Statements (Cont.)

the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold

(“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  (“Barrier Options”) are options, which may be written or purchased, with non-standard payout structures or other features. Barrier Options are generally traded OTC. The Portfolio may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

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Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds  use a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

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Notes to Financial Statements (Cont.)

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the

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referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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Notes to Financial Statements (Cont.)

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7.  PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield

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securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

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Notes to Financial Statements (Cont.)

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the GMAMA Subsidiary, the Portfolio is indirectly exposed to the risks associated with the

GMAMA Subsidiary’s investments. The GMAMA Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the GMAMA Subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master

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Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

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Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.90%	0.05%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the

48	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

“Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2019, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The Portfolio also indirectly pays its proportionate share of the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds and, to the extent not included among the Underlying PIMCO Funds, funds of PIMCO ETF Trust in which the Portfolio invests (collectively, “Underlying PIMCO Fund Fees”).

PIMCO has contractually agreed, through May 1, 2020, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying PIMCO Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2019, the amount was $669,572.

PIMCO Cayman Commodity Portfolio II, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Portfolio’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid by the Commodity Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2019, the amount was $301,990. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital

ANNUAL REPORT	DECEMBER 31, 2019	49

Notes to Financial Statements (Cont.)

gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$4,480,690	$4,772,995	$299,341	$457,256

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	0	$0	0	$0

Administrative Class	35	419	139	1,684

Advisor Class	672	8,085	937	11,224
Issued as reinvestment of distributions

Institutional Class	4	44	15	174

Administrative Class	274	3,292	1,377	15,596

Advisor Class	760	9,166	3,890	44,262
Cost of shares redeemed

Institutional Class	(1)	(6)	0	(6)

Administrative Class	(2,175)	(25,939)	(2,498)	(31,697)

Advisor Class	(6,189)	(74,334)	(7,746)	(98,215)

Net increase (decrease) resulting from Portfolio share transactions	(6,620)	$(79,273)	(3,886)	$(56,978)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 87% of the Portfolio. One of the shareholders is a related party and comprises 23% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008, as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary on January 14, 2009,

comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 7.3% of the Portfolio’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all

50	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio may gain exposure to the commodities markets primarily through investments in swap agreements, futures, and options.

The Portfolio may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Portfolio is treated as qualifying dividends; and (iii) that income inclusion by the Portfolio of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2019	51

Notes to Financial Statements (Cont.)

December 31, 2019

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Global Managed Asset Allocation Portfolio	$33,758	$10,907	$1,927	$(5)	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, convertible preferred securities, straddle loss deferrals, and basis adjustment in partnership investments.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Managed Asset Allocation Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Global Managed Asset Allocation Portfolio	$541,061	$21,925	$(20,043)	$1,882

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and convertible preferred securities.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Global Managed Asset Allocation Portfolio	$12,502	$0	$0	$32,186	$27,846	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

52	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global Managed Asset Allocation Portfolio

Opinion on the financial statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Global Managed Asset Allocation Portfolio and its subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related consolidated statement of operations for the year ended December 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights (consolidated) for each of the five years in the period ended December 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2019	53

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	NatWest Markets Plc

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	JLN	JP Morgan Chase Bank N.A. London	SSB	State Street Bank and Trust Co.

DBL	Deutsche Bank AG London	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NZD	New Zealand Dollar

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	HKD	Hong Kong Dollar	PHP	Philippine Peso

CAD	Canadian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty

CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble

CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SGD	Singapore Dollar

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TWD	Taiwanese Dollar

COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	USISDA	USD ICE Swap Rate - 11AM

DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

CBOT	Chicago Board of Trade

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	DAX	Deutscher Aktien Index 30	JP1INDT	J.P. Morgan Custom Equity Swap

BADLARPP	Argentina Badlar Floating Rate Notes	DWRTFT	Dow Jones Wilshire REIT Total Return Index	NDDUWI	MSCI World Index Future

BRENT	Brent Crude	FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	OMX	Stockholm 30 Index

CDX.HY	Credit Derivatives Index - High Yield	GOLDLNPM	London Gold Market Fixing Ltd. PM	S&P 500	Standard & Poor’s 500 Index

CDX.IG	Credit Derivatives Index - Investment Grade	IBEX 35	Spanish Continuous Exchange Index	SPI 200	Australian Equity Futures Index

CMBX	Commercial Mortgage-Backed Index	ISDA	International Swaps and Derivatives Association, Inc.	TOPIX	Tokyo Price Index

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	JMABDEWE	J.P. Morgan Custom Commodity Index	ULSD	Ultra-Low Sulfur Diesel

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	JP1RTLT	J.P. Morgan Custom Equity Swap	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International	U&I	Up and In Barrier Option

DAC	Designated Activity Company	OIS	Overnight Index Swap	WTI	West Texas Intermediate

EURIBOR	Euro Interbank Offered Rate	oz.	Ounce	YOY	Year-Over-Year

KORIBOR	Korea Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending

54	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Global Managed Asset Allocation Portfolio	7.55%	35.37%	$10,119	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	DECEMBER 31, 2019	55

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2019	57

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

58	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

ANNUAL REPORT	DECEMBER 31, 2019	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

ANNUAL REPORT	DECEMBER 31, 2019	61

Approval of Investment Advisory Contract and Other Agreements (Cont.)

not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

62	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

ANNUAL REPORT	DECEMBER 31, 2019	63

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

64	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT11AR_123119

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO High Yield Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO High Yield Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform

4	PIMCO VARIABLE INSURANCE TRUST

mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO High Yield Portfolio	04/30/98	07/01/02	04/30/98	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”) any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the PIMCO High Yield Portfolio (Cont.)

(888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2019†§

Corporate Bonds & Notes	87.0%

Short-Term Instruments‡	5.8%

U.S. Treasury Obligations	5.0%

Loan Participations and Assignments	2.1%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Years	10 Years	Inception≈
PIMCO High Yield Portfolio Institutional Class	14.90%	5.81%	7.04%	7.43%
PIMCO High Yield Portfolio Administrative Class	14.72%	5.66%	6.88%	5.91%
PIMCO High Yield Portfolio Advisor Class	14.61%	5.55%	6.77%	6.14%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index±	15.11%	6.11%	7.40%	6.36%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/1998.

± ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. ICE BofAML US High Yield, Cash Pay, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollardenominated corporate bonds publicly issued in the US domestic market. Prior to September 25th, 2009, the ICE BofAML Indices were known as the Merrill Lynch Indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.63% for Institutional Class shares, 0.78% for Administrative Class shares, and 0.88% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the energy sector contributed to performance, as the energy sector underperformed the broader market.

»	Security selection in finance & insurance contributed to performance, as the Fund’s finance & insurance positions outperformed the broader sector.

»	Security selection in media, entertainment & publishing contributed to performance, as the Fund’s media, entertainment & publishing positions outperformed the broader sector.

»	Underweight exposure to the finance & insurance sector and the telecommunications sector detracted from performance, as these sectors outperformed the broader market.

»	Security selection in healthcare detracted from performance, as the Fund’s energy positions underperformed the broader sector.

ANNUAL REPORT	DECEMBER 31, 2019	7

Expense Example PIMCO High Yield Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,041.00	$3.21	$1,000.00	$1,022.20	$3.18	0.62%
Administrative Class	1,000.00	1,040.20	3.98	1,000.00	1,021.44	3.94	0.77
Advisor Class	1,000.00	1,039.70	4.50	1,000.00	1,020.93	4.46	0.87

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	DECEMBER 31, 2019	9

Financial Highlights PIMCO High Yield Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2019	$7.28	$0.39	$0.68	$1.07	$(0.40)	$0.00	$(0.40)

12/31/2018	7.87	0.39	(0.58)	(0.19)	(0.40)	0.00	(0.40)

12/31/2017	7.75	0.38	0.14	0.52	(0.40)	0.00	(0.40)

12/31/2016	7.26	0.40	0.49	0.89	(0.40)	0.00	(0.40)

12/31/2015	7.91	0.41	(0.52)	(0.11)	(0.42)	(0.12)	(0.54)
Administrative Class

12/31/2019	7.28	0.37	0.68	1.05	(0.38)	0.00	(0.38)

12/31/2018	7.87	0.38	(0.58)	(0.20)	(0.39)	0.00	(0.39)

12/31/2017	7.75	0.37	0.13	0.50	(0.38)	0.00	(0.38)

12/31/2016	7.26	0.38	0.50	0.88	(0.39)	0.00	(0.39)

12/31/2015	7.91	0.40	(0.52)	(0.12)	(0.41)	(0.12)	(0.53)
Advisor Class

12/31/2019	7.28	0.37	0.68	1.05	(0.38)	0.00	(0.38)

12/31/2018	7.87	0.37	(0.58)	(0.21)	(0.38)	0.00	(0.38)

12/31/2017	7.75	0.36	0.14	0.50	(0.38)	0.00	(0.38)

12/31/2016	7.26	0.37	0.51	0.88	(0.39)	0.00	(0.39)

12/31/2015	7.91	0.39	(0.52)	(0.13)	(0.40)	(0.12)	(0.52)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Ratio of expenses to average net assets includes line of credit expenses.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year or (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.95	14.90%	$11,169	0.63	%(d)	0.63	%(d)	0.60%	0.60%	4.97%	30%

7.28	(2.50)	9,211	0.63	(d)	0.63	(d)	0.60	0.60	5.11	17

7.87	6.77	10,863	0.61	(d)	0.61	(d)	0.60	0.60	4.80	25

7.75	12.61	9,937	0.61	(d)	0.61	(d)	0.60	0.60	5.24	30

7.26	(1.50)	4,450	0.61	(d)	0.61	(d)	0.60	0.60	5.23	23

7.95	14.72	895,701	0.78	(d)	0.78	(d)	0.75	0.75	4.83	30

7.28	(2.65)	847,818	0.78	(d)	0.78	(d)	0.75	0.75	4.96	17

7.87	6.61	1,016,642	0.76	(d)	0.76	(d)	0.75	0.75	4.64	25

7.75	12.45	1,049,825	0.76	(d)	0.76	(d)	0.75	0.75	5.09	30

7.26	(1.64)	1,079,951	0.76	(d)	0.76	(d)	0.75	0.75	5.08	23

7.95	14.61	33,523	0.88	(d)	0.88	(d)	0.85	0.85	4.73	30

7.28	(2.75)	16,190	0.88	(d)	0.88	(d)	0.85	0.85	4.83	17

7.87	6.50	29,721	0.86	(d)	0.86	(d)	0.85	0.85	4.53	25

7.75	12.34	41,147	0.86	(d)	0.86	(d)	0.85	0.85	4.96	30

7.26	(1.74)	20,953	0.86	(d)	0.86	(d)	0.85	0.85	4.95	23

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Statement of Assets and Liabilities PIMCO High Yield Portfolio

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$873,274
Investments in Affiliates	53,790
Financial Derivative Instruments
Over the counter	558
Deposits with counterparty	1,812
Foreign currency, at value	76
Receivable for investments sold	34
Receivable for Portfolio shares sold	661
Interest and/or dividends receivable	12,473
Dividends receivable from Affiliates	120
Prepaid expenses	16
Total Assets	942,814

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$19
Over the counter	15
Payable for investments purchased	990
Payable for investments in Affiliates purchased	93
Deposits from counterparty	290
Payable for Portfolio shares redeemed	392
Overdraft due to custodian	6
Accrued investment advisory fees	199
Accrued supervisory and administrative fees	278
Accrued distribution fees	7
Accrued servicing fees	114
Other liabilities	18
Total Liabilities	2,421

Net Assets	$940,393

Net Assets Consist of:

Paid in capital	$921,370
Distributable earnings (accumulated loss)	19,023

Net Assets	$940,393

Net Assets:

Institutional Class	$11,169
Administrative Class	895,701
Advisor Class	33,523

Shares Issued and Outstanding:

Institutional Class	1,405
Administrative Class	112,679
Advisor Class	4,217

Net Asset Value Per Share Outstanding(a):

Institutional Class	$7.95
Administrative Class	7.95
Advisor Class	7.95

Cost of investments in securities	$845,089
Cost of investments in Affiliates	$53,733
Cost of foreign currency held	$76
Cost or premiums of financial derivative instruments, net	$2,674

* Includes repurchase agreements of:	$203

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Interest	$50,598
Dividends from Investments in Affiliates	2,232
Total Income	52,830

Expenses:

Investment advisory fees	2,354
Supervisory and administrative fees	3,296
Servicing fees - Administrative Class	1,352
Distribution and/or servicing fees - Advisor Class	75
Trustee fees	22
Interest expense	260
Miscellaneous expense	12
Total Expenses	7,371

Net Investment Income (Loss)	45,459

Net Realized Gain (Loss):

Investments in securities	(1,660)
Investments in Affiliates	47
Exchange-traded or centrally cleared financial derivative instruments	1,416
Over the counter financial derivative instruments	2,699
Short sales	5
Foreign currency	(1)

Net Realized Gain (Loss)	2,506

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	76,404
Investments in Affiliates	42
Exchange-traded or centrally cleared financial derivative instruments	2,021
Over the counter financial derivative instruments	1,019
Foreign currency assets and liabilities	1

Net Change in Unrealized Appreciation (Depreciation)	79,487

Net Increase (Decrease) in Net Assets Resulting from Operations	$127,452

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$45,459	$49,183
Net realized gain (loss)	2,506	1,276
Net change in unrealized appreciation (depreciation)	79,487	(76,669)

Net Increase (Decrease) in Net Assets Resulting from Operations	127,452	(26,210)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(535)	(525)
Administrative Class	(44,700)	(48,606)
Advisor Class	(1,450)	(1,472)

Total Distributions(a)	(46,685)	(50,603)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(13,593)	(107,194)

Total Increase (Decrease) in Net Assets	67,174	(184,007)

Net Assets:

Beginning of year	873,219	1,057,226
End of year	$940,393	$873,219

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.1%

API Group, Inc.
4.299% (LIBOR03M + 2.500%) due 10/01/2026 ~	$1,250	$1,262

CommScope, Inc.
5.049% (LIBOR03M + 3.250%) due 04/06/2026 ~	998	1,005

Diamond Sports Group LLC
5.030% (LIBOR03M + 3.250%) due 08/24/2026 ~	998	998

Emerald TopCo, Inc.
5.299% (LIBOR03M + 3.500%) due 07/24/2026 ~	748	754

Envision Healthcare Corp.
5.549% (LIBOR03M + 3.750%) due 10/10/2025 ~	1,985	1,700

Getty Images, Inc.
6.313% (LIBOR03M + 4.500%) due 02/19/2026 ~	1,733	1,740

NCI Building Systems, Inc.
5.486% (LIBOR03M + 3.750%) due 04/12/2025 ~	1,000	1,000

Sotera Health Holdings LLC
6.289% (LIBOR03M + 4.500%) due 12/11/2026 ~	6,500	6,530

Starfruit Finco BV
4.960% (LIBOR03M + 3.250%) due 10/01/2025 ~	1,000	1,002

U.S. Renal Care, Inc.
6.813% (LIBOR03M + 5.000%) due 06/26/2026 ~	2,494	2,479

Western Institutional Review Board, Inc.
TBD% due 12/03/2026 «	1,000	1,001

Total Loan Participations and Assignments (Cost $19,431)		19,471

CORPORATE BONDS & NOTES 85.8%

BANKING & FINANCE 7.1%

Allied Universal Holdco LLC
6.625% due 07/15/2026	1,000	1,077

Ally Financial, Inc.
5.125% due 09/30/2024	1,000	1,105
7.500% due 09/15/2020	2,795	2,901
8.000% due 03/15/2020	1,607	1,622
8.000% due 11/01/2031	1,401	1,940

Barclays PLC
7.750% due 09/15/2023 •(b)(c)	1,000	1,093

BNP Paribas S.A.
7.375% due 08/19/2025 •(b)(c)	2,000	2,309

CIT Group, Inc.
5.000% due 08/15/2022	3,000	3,187
6.125% due 03/09/2028	500	591

Credit Acceptance Corp.
5.125% due 12/31/2024	750	781

Credit Agricole S.A.
7.875% due 01/23/2024 •(b)(c)	2,000	2,285

Credit Suisse Group AG
6.250% due 12/18/2024 •(b)(c)	2,000	2,182
7.500% due 07/17/2023 •(b)(c)	500	548

ESH Hospitality, Inc.
4.625% due 10/01/2027	1,000	1,014
5.250% due 05/01/2025	2,000	2,072

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	1,500	1,588

Freedom Mortgage Corp.
8.250% due 04/15/2025	1,000	983

Greystar Real Estate Partners LLC
5.750% due 12/01/2025	1,000	1,040

Howard Hughes Corp.
5.375% due 03/15/2025	2,500	2,612

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
5.750% due 11/16/2026 •(b)(c)	$1,000	$1,054

Intesa Sanpaolo SpA
5.017% due 06/26/2024	1,250	1,313
5.710% due 01/15/2026	1,000	1,082
7.700% due 09/17/2025 •(b)(c)	1,000	1,085

iStar, Inc.
4.250% due 08/01/2025	1,500	1,520

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(b)(c)	4,000	4,427

MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026	1,000	1,055
5.625% due 05/01/2024	1,000	1,092
5.750% due 02/01/2027	750	839

Navient Corp.
5.000% due 10/26/2020	1,000	1,016
5.875% due 10/25/2024	1,000	1,072
6.125% due 03/25/2024	1,500	1,631
6.500% due 06/15/2022	1,000	1,086
6.625% due 07/26/2021	500	530
6.750% due 06/25/2025	500	553
7.250% due 01/25/2022	500	544
8.000% due 03/25/2020	333	337

Quicken Loans, Inc.
5.250% due 01/15/2028	1,500	1,556
5.750% due 05/01/2025	1,500	1,554

RHP Hotel Properties LP
5.000% due 04/15/2023	1,500	1,534

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(b)(c)	2,000	2,047

Ryman Hospitality Properties, Inc.
4.750% due 10/15/2027	1,000	1,034

Springleaf Finance Corp.
5.375% due 11/15/2029	1,000	1,046
5.625% due 03/15/2023	1,250	1,350
6.125% due 03/15/2024	1,000	1,098
6.625% due 01/15/2028	750	848
6.875% due 03/15/2025	1,500	1,710
7.125% due 03/15/2026	1,000	1,158

		66,101

INDUSTRIALS 69.8%

Acadia Healthcare Co., Inc.
5.625% due 02/15/2023	1,500	1,528
6.500% due 03/01/2024	500	520

Adient Global Holdings Ltd.
4.875% due 08/15/2026	1,750	1,566

Adient U.S. LLC
7.000% due 05/15/2026	250	273

ADT Security Corp.
3.500% due 07/15/2022	500	510
4.125% due 06/15/2023	1,000	1,033
4.875% due 07/15/2032	1,000	920
6.250% due 10/15/2021	2,000	2,114

Advanced Disposal Services, Inc.
5.625% due 11/15/2024	1,500	1,564

Air Medical Group Holdings, Inc.
6.375% due 05/15/2023	2,500	2,245

Albertsons Cos. LLC
6.625% due 06/15/2024	1,000	1,049
7.500% due 03/15/2026	1,500	1,687

Alcoa Nederland Holding BV
6.125% due 05/15/2028	500	542
6.750% due 09/30/2024	500	527
7.000% due 09/30/2026	250	273

Allison Transmission, Inc.
5.000% due 10/01/2024	2,000	2,052

Altice Financing S.A.
6.625% due 02/15/2023	2,000	2,039
7.500% due 05/15/2026	1,250	1,346

Altice Finco S.A.
7.625% due 02/15/2025	1,000	1,038

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Altice France S.A.
5.500% due 01/15/2028	$1,000	$1,029
7.375% due 05/01/2026	2,500	2,689
8.125% due 02/01/2027	1,000	1,128

Altice Luxembourg S.A.
7.625% due 02/15/2025	1,000	1,043

AMC Networks, Inc.
4.750% due 12/15/2022	1,000	1,011
4.750% due 08/01/2025	500	503
5.000% due 04/01/2024	1,000	1,023

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028	1,000	1,017
5.875% due 05/15/2026	1,750	1,863

Amsted Industries, Inc.
4.625% due 05/15/2030	1,000	1,010
5.375% due 09/15/2024	1,000	1,029
5.625% due 07/01/2027	500	531

Antero Resources Corp.
5.125% due 12/01/2022	1,000	894

Aramark Services, Inc.
5.000% due 02/01/2028	1,500	1,583
5.125% due 01/15/2024	1,500	1,542

Arconic, Inc.
5.125% due 10/01/2024	2,000	2,181
5.950% due 02/01/2037	1,000	1,113

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	750	770
5.250% due 08/15/2027	1,000	1,054
6.000% due 02/15/2025	1,500	1,577

Ascend Learning LLC
6.875% due 08/01/2025	1,500	1,579

Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026	1,000	800

Ashland LLC
4.750% due 08/15/2022	2,000	2,095
6.875% due 05/15/2043	1,000	1,148

Avantor, Inc.
6.000% due 10/01/2024	1,000	1,068
9.000% due 10/01/2025	1,250	1,400

Avon International Capital PLC
6.500% due 08/15/2022	750	780

Avon International Operations, Inc.
7.875% due 08/15/2022	1,000	1,045

B.C. Unlimited Liability Co.
3.875% due 01/15/2028	1,000	1,004
4.250% due 05/15/2024	1,000	1,027
5.000% due 10/15/2025	3,000	3,104

Ball Corp.
5.250% due 07/01/2025	1,500	1,674

Bausch Health Americas, Inc.
8.500% due 01/31/2027	2,000	2,281
9.250% due 04/01/2026	1,500	1,726

Bausch Health Cos., Inc.
5.000% due 01/30/2028	1,000	1,029
5.250% due 01/30/2030	875	910
5.500% due 03/01/2023	497	501
5.500% due 11/01/2025	2,500	2,618
5.750% due 08/15/2027	1,000	1,087
5.875% due 05/15/2023	1,160	1,171
6.125% due 04/15/2025	1,750	1,812
6.500% due 03/15/2022	500	512
7.000% due 03/15/2024	1,250	1,303
7.000% due 01/15/2028	1,000	1,102
7.250% due 05/30/2029	1,000	1,144
9.000% due 12/15/2025	1,000	1,140

BCD Acquisition, Inc.
9.625% due 09/15/2023	1,500	1,549

Beacon Roofing Supply, Inc.
4.875% due 11/01/2025	5,000	5,035

Berry Global, Inc.
4.500% due 02/15/2026	1,000	1,029
5.125% due 07/15/2023	1,000	1,029
6.000% due 10/15/2022	750	766

Boise Cascade Co.
5.625% due 09/01/2024	1,000	1,043

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bombardier, Inc.
5.750% due 03/15/2022	$250	$259
7.500% due 12/01/2024	750	790
7.500% due 03/15/2025	2,000	2,067
7.875% due 04/15/2027	1,500	1,547
8.750% due 12/01/2021	2,000	2,196

Boyd Gaming Corp.
4.750% due 12/01/2027	1,000	1,041
6.000% due 08/15/2026	750	807
6.375% due 04/01/2026	1,000	1,078

Bruin E&P Partners LLC
8.875% due 08/01/2023	1,000	653

Builders FirstSource, Inc.
5.625% due 09/01/2024	1,741	1,814

Cablevision Systems Corp.
5.875% due 09/15/2022	2,000	2,159

Caesars Resort Collection LLC
5.250% due 10/15/2025	4,000	4,145

Callon Petroleum Co.
6.375% due 07/01/2026	1,500	1,526

Camelot Finance S.A.
4.500% due 11/01/2026	1,000	1,029

Cascades, Inc.
5.125% due 01/15/2026	500	515
5.375% due 01/15/2028	500	515

Catalent Pharma Solutions, Inc.
4.875% due 01/15/2026	2,000	2,076
5.000% due 07/15/2027	1,000	1,049

CCO Holdings LLC
4.750% due 03/01/2030	1,000	1,022
5.000% due 02/01/2028	1,000	1,051
5.125% due 02/15/2023	2,000	2,025
5.125% due 05/01/2023	2,000	2,045
5.125% due 05/01/2027	1,000	1,057
5.250% due 09/30/2022	2,000	2,026
5.375% due 05/01/2025	1,000	1,035
5.375% due 06/01/2029	1,500	1,604
5.750% due 09/01/2023	2,750	2,810
5.750% due 02/15/2026	3,000	3,171
5.875% due 04/01/2024	1,000	1,036
5.875% due 05/01/2027	1,000	1,060

Cedar Fair LP
5.250% due 07/15/2029	1,250	1,349

Centene Corp.
4.250% due 12/15/2027	750	773
4.625% due 12/15/2029	1,500	1,584
4.750% due 01/15/2025	1,000	1,041
5.375% due 06/01/2026	500	532
6.125% due 02/15/2024	1,000	1,039

Centennial Resource Production LLC
5.375% due 01/15/2026	2,500	2,463

CF Industries, Inc.
5.150% due 03/15/2034	2,000	2,239

Change Healthcare Holdings LLC
5.750% due 03/01/2025	3,000	3,090

Chemours Co.
6.625% due 05/15/2023	1,500	1,509
7.000% due 05/15/2025	1,500	1,514

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027	1,000	1,107
5.875% due 03/31/2025	1,000	1,127
7.000% due 06/30/2024	1,000	1,154

Cheniere Energy Partners LP
4.500% due 10/01/2029	625	643
5.250% due 10/01/2025	2,500	2,611
5.625% due 10/01/2026	500	530

Churchill Downs, Inc.
4.750% due 01/15/2028	2,000	2,074
5.500% due 04/01/2027	750	796

Cirsa Finance International SARL
7.875% due 12/20/2023	900	956

Clean Harbors, Inc.
4.875% due 07/15/2027	750	791
5.125% due 07/15/2029	375	403

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	$1,489	$1,652

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	500	512
5.875% due 06/01/2027	500	481

CNX Midstream Partners LP
6.500% due 03/15/2026	1,000	925

CNX Resources Corp.
5.875% due 04/15/2022	500	502

Colfax Corp.
6.000% due 02/15/2024	500	532
6.375% due 02/15/2026	500	546

CommScope Technologies LLC
5.000% due 03/15/2027	1,000	943
6.000% due 06/15/2025	1,250	1,255

CommScope, Inc.
5.500% due 06/15/2024	1,250	1,269
6.000% due 03/01/2026	250	266
8.250% due 03/01/2027	750	791

Community Health Systems, Inc.
5.125% due 08/01/2021	1,250	1,253
6.250% due 03/31/2023	2,500	2,544
8.000% due 03/15/2026	875	903
8.625% due 01/15/2024	1,000	1,063

Connect Finco SARL
6.750% due 10/01/2026	1,250	1,333

Constellium SE
5.750% due 05/15/2024	1,000	1,030
5.875% due 02/15/2026	1,000	1,060

Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	1,500	1,418

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (a)	625	652

Core & Main LP
6.125% due 08/15/2025	4,000	4,160

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026	3,500	3,658

Coty, Inc.
6.500% due 04/15/2026	1,500	1,583

Covey Park Energy LLC
7.500% due 05/15/2025	2,000	1,726

CPG Merger Sub LLC
8.000% due 10/01/2021	2,000	2,011

Crown Americas LLC
4.250% due 09/30/2026	1,000	1,052
4.500% due 01/15/2023	1,000	1,054
4.750% due 02/01/2026	1,000	1,059

CSC Holdings LLC
5.250% due 06/01/2024	2,000	2,159
5.375% due 02/01/2028	500	534
5.500% due 05/15/2026	2,000	2,122
5.500% due 04/15/2027	1,000	1,076
5.750% due 01/15/2030	2,500	2,672
6.500% due 02/01/2029	1,000	1,117
6.625% due 10/15/2025	1,000	1,064

DaVita, Inc.
5.000% due 05/01/2025	1,500	1,546
5.125% due 07/15/2024	1,500	1,541

DCP Midstream Operating LP
5.125% due 05/15/2029	1,000	1,039
5.375% due 07/15/2025	1,500	1,635

Dell International LLC
5.875% due 06/15/2021	331	337
7.125% due 06/15/2024	1,000	1,056

Diamond Offshore Drilling, Inc.
4.875% due 11/01/2043	750	411
5.700% due 10/15/2039	1,000	588
7.875% due 08/15/2025	1,000	873

Diamond Resorts International, Inc.
7.750% due 09/01/2023	1,500	1,547

Diamond Sports Group LLC
5.375% due 08/15/2026	2,000	2,027
6.625% due 08/15/2027	2,000	1,949

Diamondback Energy, Inc.
5.375% due 05/31/2025	750	787

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Digicel Group Two Ltd. (7.125% Cash and 2.000% PIK)
9.125% due 04/01/2024 (a)	$1,014	$158

DISH DBS Corp.
5.000% due 03/15/2023	2,000	2,057
5.875% due 07/15/2022	2,500	2,654
5.875% due 11/15/2024	2,000	2,048
6.750% due 06/01/2021	500	527
7.750% due 07/01/2026	1,250	1,327

DKT Finance ApS
9.375% due 06/17/2023	1,000	1,067

Dun & Bradstreet Corp.
6.875% due 08/15/2026	2,000	2,211

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (a)	1,500	1,526

eG Global Finance PLC
6.750% due 02/07/2025	750	763

Eldorado Resorts, Inc.
6.000% due 09/15/2026	750	827
7.000% due 08/01/2023	1,000	1,047

Element Solutions, Inc.
5.875% due 12/01/2025	1,750	1,835

EMC Corp.
3.375% due 06/01/2023	1,000	1,022

Endo Dac
6.000% due 07/15/2023	819	594
6.000% due 02/01/2025	750	508

Energizer Holdings, Inc.
5.500% due 06/15/2025	2,500	2,599
6.375% due 07/15/2026	1,500	1,600
7.750% due 01/15/2027	375	420

EnLink Midstream Partners LP
4.150% due 06/01/2025	1,500	1,413
5.450% due 06/01/2047	750	608

Entegris, Inc.
4.625% due 02/10/2026	1,500	1,555

Entercom Media Corp.
6.500% due 05/01/2027	250	268
7.250% due 11/01/2024	1,500	1,583

EW Scripps Co.
5.125% due 05/15/2025	1,000	1,025

Extraction Oil & Gas, Inc.
5.625% due 02/01/2026	250	151
7.375% due 05/15/2024	500	314

Fairstone Financial, Inc.
7.875% due 07/15/2024	1,500	1,617

First Quality Finance Co., Inc.
5.000% due 07/01/2025	750	783

Flex Acquisition Co., Inc.
6.875% due 01/15/2025	1,750	1,767
7.875% due 07/15/2026	500	505

Freeport-McMoRan, Inc.
3.550% due 03/01/2022	1,484	1,505
3.875% due 03/15/2023	2,000	2,041
5.000% due 09/01/2027	875	920
5.250% due 09/01/2029	750	805
5.400% due 11/14/2034	2,500	2,625

GCP Applied Technologies, Inc.
5.500% due 04/15/2026	2,000	2,106

goeasy Ltd.
5.375% due 12/01/2024	1,000	1,020

Graphic Packaging International LLC
4.125% due 08/15/2024	500	520
4.875% due 11/15/2022	500	525

Gray Television, Inc.
5.125% due 10/15/2024	1,000	1,040

Grinding Media, Inc.
7.375% due 12/15/2023	1,000	1,021

Gulfport Energy Corp.
6.000% due 10/15/2024	1,000	713
6.375% due 05/15/2025	750	478
6.625% due 05/01/2023	500	423

H-Food Holdings LLC
8.500% due 06/01/2026	2,000	1,876

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hanesbrands, Inc.
4.625% due 05/15/2024	$1,000	$1,057
4.875% due 05/15/2026	1,500	1,591

Harsco Corp.
5.750% due 07/31/2027	1,000	1,069

HCA Healthcare, Inc.
6.250% due 02/15/2021	3,000	3,134

HCA, Inc.
5.375% due 02/01/2025	2,000	2,216
5.875% due 05/01/2023	2,000	2,215
7.500% due 02/15/2022	2,000	2,214

Herc Holdings, Inc.
5.500% due 07/15/2027	750	791

Hertz Corp.
6.000% due 01/15/2028	500	501
7.125% due 08/01/2026	1,000	1,085

Hill-Rom Holdings, Inc.
5.000% due 02/15/2025	1,250	1,304

Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024	1,000	1,022
4.875% due 01/15/2030	1,000	1,062
5.125% due 05/01/2026	1,375	1,451

Hilton Worldwide Finance LLC
4.625% due 04/01/2025	1,000	1,030
4.875% due 04/01/2027	750	798

Hughes Satellite Systems Corp.
5.250% due 08/01/2026	500	550
7.625% due 06/15/2021	1,000	1,070

IAA, Inc.
5.500% due 06/15/2027	750	798

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (a)	2,000	2,045

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (a)	500	531

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (a)	500	539

Indigo Natural Resources LLC
6.875% due 02/15/2026	1,000	943

INEOS Group Holdings S.A.
5.625% due 08/01/2024	1,000	1,029

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	1,000	861
8.000% due 02/15/2024	2,000	2,057

International Game Technology PLC
6.250% due 02/15/2022	1,000	1,057
6.250% due 01/15/2027	500	563
6.500% due 02/15/2025	1,500	1,687

IQVIA, Inc.
5.000% due 10/15/2026	2,000	2,115
5.000% due 05/15/2027	1,000	1,060

Jagged Peak Energy LLC
5.875% due 05/01/2026	1,500	1,552

Jaguar Holding Co.
6.375% due 08/01/2023	4,000	4,139

Jeld-Wen, Inc.
4.625% due 12/15/2025	1,500	1,549
4.875% due 12/15/2027	1,750	1,794

Kaiser Aluminum Corp.
4.625% due 03/01/2028	1,000	1,028

KAR Auction Services, Inc.
5.125% due 06/01/2025	1,000	1,042

KFC Holding Co.
4.750% due 06/01/2027	750	791
5.000% due 06/01/2024	1,000	1,038
5.250% due 06/01/2026	2,000	2,115

Kinetic Concepts, Inc.
12.500% due 11/01/2021	1,250	1,290

LABL Escrow Issuer LLC
6.750% due 07/15/2026	2,000	2,129

Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	1,000	1,063
4.875% due 11/01/2026	1,000	1,062

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lennar Corp.
4.750% due 11/29/2027	$1,000	$1,079
5.000% due 06/15/2027	1,500	1,632
5.250% due 06/01/2026	1,250	1,372
5.375% due 10/01/2022	1,000	1,070
5.875% due 11/15/2024	750	837

Level 3 Financing, Inc.
5.125% due 05/01/2023	1,250	1,260
5.250% due 03/15/2026	1,000	1,042
5.375% due 01/15/2024	1,000	1,019
5.375% due 05/01/2025	1,000	1,037

Live Nation Entertainment, Inc.
4.875% due 11/01/2024	1,000	1,038

LKQ Corp.
4.750% due 05/15/2023	1,000	1,016

Magnolia Oil & Gas Operating LLC
6.000% due 08/01/2026	1,250	1,285

Marriott Ownership Resorts, Inc.
4.750% due 01/15/2028	500	513
6.500% due 09/15/2026	1,000	1,091

Masonite International Corp.
5.375% due 02/01/2028	1,500	1,587

Matador Resources Co.
5.875% due 09/15/2026	1,000	1,005

Mattel, Inc.
5.875% due 12/15/2027	1,000	1,056

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024	2,500	2,581

MDC Holdings, Inc.
6.000% due 01/15/2043	1,000	1,042

MDC Partners, Inc.
6.500% due 05/01/2024	750	681

MEG Energy Corp.
6.375% due 01/30/2023	1,000	1,005
7.000% due 03/31/2024	1,000	1,008

MGM China Holdings Ltd.
5.875% due 05/15/2026	500	531

MGM Resorts International
4.625% due 09/01/2026	1,000	1,062
5.500% due 04/15/2027	500	556
5.750% due 06/15/2025	1,000	1,123
6.000% due 03/15/2023	2,000	2,199
7.750% due 03/15/2022	2,000	2,234

MPH Acquisition Holdings LLC
7.125% due 06/01/2024	2,000	1,940

MSCI, Inc.
4.000% due 11/15/2029	1,000	1,016
5.250% due 11/15/2024	375	386
5.375% due 05/15/2027	500	540
5.750% due 08/15/2025	1,000	1,051

Murphy Oil Corp.
5.750% due 08/15/2025	500	524
6.875% due 08/15/2024	1,000	1,057

Murphy Oil USA, Inc.
4.750% due 09/15/2029	1,000	1,058

Nabors Industries, Inc.
5.750% due 02/01/2025	2,000	1,806

NCR Corp.
5.000% due 07/15/2022	2,000	2,024
6.375% due 12/15/2023	500	514

Netflix, Inc.
4.375% due 11/15/2026	2,500	2,567
4.875% due 04/15/2028	1,500	1,562
4.875% due 06/15/2030	1,000	1,017
5.375% due 11/15/2029	500	533
5.875% due 02/15/2025	500	559

Nexstar Broadcasting, Inc.
5.625% due 08/01/2024	750	783
5.625% due 07/15/2027	1,750	1,847

NextEra Energy Operating Partners LP
4.250% due 07/15/2024	625	652
4.250% due 09/15/2024	500	521
4.500% due 09/15/2027	750	784

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025	1,500	1,549

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nielsen Finance LLC
5.000% due 04/15/2022	$2,000	$2,011

Noble Holding International Ltd.
7.875% due 02/01/2026	1,500	1,092

Novelis Corp.
5.875% due 09/30/2026	2,500	2,666
6.250% due 08/15/2024	1,500	1,577

Nufarm Australia Ltd.
5.750% due 04/30/2026	750	741

Open Text Corp.
5.875% due 06/01/2026	1,500	1,608

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	6,500	6,476

Outfront Media Capital LLC
5.000% due 08/15/2027	1,000	1,049

Panther BF Aggregator LP
6.250% due 05/15/2026	1,000	1,079
8.500% due 05/15/2027	1,250	1,330

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	750	748

Park-Ohio Industries, Inc.
6.625% due 04/15/2027	1,000	1,021

Parkland Fuel Corp.
5.875% due 07/15/2027	1,750	1,876

Party City Holdings, Inc.
6.125% due 08/15/2023	1,000	878
6.625% due 08/01/2026	500	354

PDC Energy, Inc.
5.750% due 05/15/2026	1,000	1,000
6.125% due 09/15/2024	1,000	1,015

Performance Food Group, Inc.
5.500% due 06/01/2024	500	514
5.500% due 10/15/2027	500	536

PetSmart, Inc.
5.875% due 06/01/2025	750	766

Pilgrim’s Pride Corp.
5.750% due 03/15/2025	1,000	1,036
5.875% due 09/30/2027	1,000	1,083

Post Holdings, Inc.
5.000% due 08/15/2026	3,000	3,174
5.500% due 03/01/2025	1,000	1,050
5.500% due 12/15/2029	1,000	1,068
5.625% due 01/15/2028	1,250	1,349
5.750% due 03/01/2027	2,000	2,150
8.000% due 07/15/2025	750	805

PQ Corp.
6.750% due 11/15/2022	750	777

Precision Drilling Corp.
7.750% due 12/15/2023	750	750

Prestige Brands, Inc.
5.125% due 01/15/2028	1,000	1,050
6.375% due 03/01/2024	1,000	1,042

Prime Security Services Borrower LLC
5.250% due 04/15/2024	1,000	1,060
5.750% due 04/15/2026	1,000	1,089
9.250% due 05/15/2023	710	746

Qorvo, Inc.
5.500% due 07/15/2026	1,500	1,600

Qualitytech LP
4.750% due 11/15/2025	1,500	1,559

Rackspace Hosting, Inc.
8.625% due 11/15/2024	1,000	980

Range Resources Corp.
4.875% due 05/15/2025	1,000	858
5.000% due 08/15/2022	500	491
5.000% due 03/15/2023	750	692

RBS Global, Inc.
4.875% due 12/15/2025	2,000	2,070

Refinitiv U.S. Holdings, Inc.
6.250% due 05/15/2026	2,000	2,186
8.250% due 11/15/2026	3,000	3,384

RegionalCare Hospital Partners Holdings, Inc.
8.250% due 05/01/2023	2,000	2,116

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Revlon Consumer Products Corp.
6.250% due 08/01/2024		$750	$358

Reynolds Group Issuer, Inc.
5.125% due 07/15/2023		2,000	2,052
5.750% due 10/15/2020		1,454	1,457
7.000% due 07/15/2024		1,000	1,036

Rowan Cos., Inc.
4.875% due 06/01/2022		500	366
5.850% due 01/15/2044		1,000	493

Sabre GLBL, Inc.
5.250% due 11/15/2023		500	514
5.375% due 04/15/2023		1,500	1,540

Scientific Games International, Inc.
5.000% due 10/15/2025		1,500	1,575
7.000% due 05/15/2028		750	804

Scripps Escrow, Inc.
5.875% due 07/15/2027		750	787

Sealed Air Corp.
4.875% due 12/01/2022		500	531
5.125% due 12/01/2024		1,000	1,080
5.250% due 04/01/2023		1,500	1,602
5.500% due 09/15/2025		1,000	1,103

Select Medical Corp.
6.250% due 08/15/2026		1,000	1,084

Sensata Technologies BV
4.875% due 10/15/2023		1,500	1,601
5.000% due 10/01/2025		1,000	1,088
5.625% due 11/01/2024		1,250	1,394

Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		1,500	1,619

Sensata Technologies, Inc.
4.375% due 02/15/2030		500	511

ServiceMaster Co. LLC
5.125% due 11/15/2024		1,250	1,299

Sigma Holdco BV
5.750% due 05/15/2026	EUR	1,000	1,134
7.875% due 05/15/2026		$3,000	3,006

Signature Aviation U.S. Holdings, Inc.
5.375% due 05/01/2026		1,000	1,055

Simmons Foods, Inc.
5.750% due 11/01/2024		1,000	1,007
7.750% due 01/15/2024		500	540

Sinclair Television Group, Inc.
5.125% due 02/15/2027		1,000	1,030
5.500% due 03/01/2030		1,000	1,024
5.625% due 08/01/2024		2,000	2,062

Sirius XM Radio, Inc.
5.000% due 08/01/2027		1,000	1,057
5.375% due 04/15/2025		2,000	2,071
5.500% due 07/01/2029		500	542

Southwestern Energy Co.
7.500% due 04/01/2026		2,000	1,855
7.750% due 10/01/2027		500	464

Spectrum Brands, Inc.
5.000% due 10/01/2029		750	777
5.750% due 07/15/2025		1,500	1,569
6.125% due 12/15/2024		1,000	1,035

Speedway Motorsports LLC
4.875% due 11/01/2027		1,375	1,397

SPX FLOW, Inc.
5.625% due 08/15/2024		2,000	2,088
5.875% due 08/15/2026		2,000	2,121

Standard Industries, Inc.
4.750% due 01/15/2028		1,000	1,027
5.000% due 02/15/2027		1,000	1,045
5.375% due 11/15/2024		3,000	3,090
6.000% due 10/15/2025		2,000	2,107

Staples, Inc.
7.500% due 04/15/2026		2,500	2,598

Starfruit Finco BV
8.000% due 10/01/2026		4,000	4,250

Stars Group Holdings BV
7.000% due 07/15/2026		875	950

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Station Casinos LLC
5.000% due 10/01/2025	$1,000	$1,020

Steel Dynamics, Inc.
5.000% due 12/15/2026	1,000	1,064
5.125% due 10/01/2021	1,000	1,001
5.500% due 10/01/2024	500	515

Sunoco LP
4.875% due 01/15/2023	750	769
5.500% due 02/15/2026	500	520
5.875% due 03/15/2028	500	532

T-Mobile USA, Inc.
4.500% due 02/01/2026	1,000	1,027
4.750% due 02/01/2028	1,000	1,050
5.125% due 04/15/2025	1,000	1,037
6.375% due 03/01/2025	2,000	2,071
6.500% due 01/15/2026	2,000	2,148

Team Health Holdings, Inc.
6.375% due 02/01/2025	2,500	1,676

TEGNA, Inc.
4.875% due 09/15/2021	500	502
5.000% due 09/15/2029	1,000	1,019
5.500% due 09/15/2024	1,000	1,036

Teine Energy Ltd.
6.875% due 09/30/2022	750	752

Teleflex, Inc.
4.875% due 06/01/2026	750	786

Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028	1,400	1,507

Tempo Acquisition LLC
6.750% due 06/01/2025	2,500	2,587

Tempur Sealy International, Inc.
5.500% due 06/15/2026	1,000	1,056
5.625% due 10/15/2023	750	774

Tenet Healthcare Corp.
4.625% due 07/15/2024	1,000	1,026
4.625% due 09/01/2024	1,125	1,174
4.875% due 01/01/2026	500	524
5.125% due 05/01/2025	2,000	2,065
5.125% due 11/01/2027	500	529
6.250% due 02/01/2027	2,000	2,155
6.750% due 06/15/2023	2,000	2,202
8.125% due 04/01/2022	3,500	3,878

Tennant Co.
5.625% due 05/01/2025	1,000	1,048

Terex Corp.
5.625% due 02/01/2025	1,000	1,034

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	389	377
3.150% due 10/01/2026	1,750	1,461

TopBuild Corp.
5.625% due 05/01/2026	2,000	2,096

TransDigm, Inc.
5.500% due 11/15/2027	2,750	2,786
6.250% due 03/15/2026	1,750	1,898
6.375% due 06/15/2026	2,000	2,125
6.500% due 07/15/2024	1,500	1,550

Transocean Guardian Ltd.
5.875% due 01/15/2024	1,113	1,140

Transocean Pontus Ltd.
6.125% due 08/01/2025	890	914

Transocean, Inc.
6.800% due 03/15/2038	2,000	1,425
7.250% due 11/01/2025	1,000	982
7.500% due 01/15/2026	1,250	1,237
7.500% due 04/15/2031	2,250	1,749

TreeHouse Foods, Inc.
4.875% due 03/15/2022	1,000	1,007
6.000% due 02/15/2024	1,000	1,038

Triumph Group, Inc.
6.250% due 09/15/2024	500	527
7.750% due 08/15/2025	750	784

Trivium Packaging Finance BV
5.500% due 08/15/2026	1,500	1,583

U.S. Concrete, Inc.
6.375% due 06/01/2024	1,250	1,307

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Foods, Inc.
5.875% due 06/15/2024	$1,250	$1,290

United Rentals North America, Inc.
4.625% due 10/15/2025	1,000	1,030
4.875% due 01/15/2028	1,000	1,043
5.500% due 07/15/2025	1,500	1,562
5.500% due 05/15/2027	1,500	1,611
5.875% due 09/15/2026	500	538
6.500% due 12/15/2026	500	550

Univar Solutions USA, Inc.
5.125% due 12/01/2027	1,000	1,046

Univision Communications, Inc.
5.125% due 05/15/2023	1,500	1,500
5.125% due 02/15/2025	3,750	3,717

UPC Holding BV
5.500% due 01/15/2028	2,000	2,031

UPCB Finance Ltd.
5.375% due 01/15/2025	1,000	1,030

USA Compression Partners LP
6.875% due 04/01/2026	1,250	1,315
6.875% due 09/01/2027	500	522

Valaris PLC
5.750% due 10/01/2044	1,000	453

VeriSign, Inc.
4.625% due 05/01/2023	1,000	1,018
5.250% due 04/01/2025	1,000	1,104

ViaSat, Inc.
5.625% due 09/15/2025	1,500	1,548
5.625% due 04/15/2027	250	268

Viking Cruises Ltd.
5.875% due 09/15/2027	1,250	1,338

Virgin Media Finance PLC
5.750% due 01/15/2025	1,000	1,032
6.000% due 10/15/2024	1,000	1,033

Virgin Media Secured Finance PLC
5.500% due 05/15/2029	1,500	1,591

VOC Escrow Ltd.
5.000% due 02/15/2028	1,000	1,049

Wabash National Corp.
5.500% due 10/01/2025	1,500	1,504

Welbilt, Inc.
9.500% due 02/15/2024	1,000	1,063

WellCare Health Plans, Inc.
5.250% due 04/01/2025	1,250	1,303
5.375% due 08/15/2026	1,000	1,067

WESCO Distribution, Inc.
5.375% due 06/15/2024	1,000	1,040

West Street Merger Sub, Inc.
6.375% due 09/01/2025	3,500	3,500

Whiting Petroleum Corp.
6.625% due 01/15/2026	500	342

WMG Acquisition Corp.
5.000% due 08/01/2023	1,000	1,025
5.500% due 04/15/2026	1,000	1,055

WPX Energy, Inc.
5.250% due 10/15/2027	1,000	1,057
5.750% due 06/01/2026	500	535
8.250% due 08/01/2023	1,000	1,153

WR Grace & Co-Conn
5.125% due 10/01/2021	1,000	1,044
5.625% due 10/01/2024	1,000	1,108

Wyndham Destinations, Inc.
4.625% due 03/01/2030	1,000	1,004

Wynn Las Vegas LLC
5.250% due 05/15/2027	2,000	2,128
5.500% due 03/01/2025	1,000	1,074

Wynn Macau Ltd.
5.500% due 10/01/2027	1,000	1,042

Wynn Resorts Finance LLC
5.125% due 10/01/2029	1,000	1,076

XPO Logistics, Inc.
6.500% due 06/15/2022	1,125	1,148

Zayo Group LLC
5.750% due 01/15/2027	1,750	1,783
6.375% due 05/15/2025	1,000	1,033

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ziggo Bond Co. BV
6.000% due 01/15/2027	$1,000	$1,057

Ziggo BV
4.875% due 01/15/2030	500	517
5.500% due 01/15/2027	3,000	3,193

		656,495

UTILITIES 8.9%

Antero Midstream Partners LP
5.375% due 09/15/2024	500	465
5.750% due 03/01/2027	500	441

Archrock Partners LP
6.250% due 04/01/2028	1,000	1,033

Blue Racer Midstream LLC
6.125% due 11/15/2022	2,000	1,964
6.625% due 07/15/2026	1,000	908

Calpine Corp.
4.500% due 02/15/2028	1,000	1,010
5.125% due 03/15/2028	1,125	1,151
5.250% due 06/01/2026	750	783
5.375% due 01/15/2023	2,500	2,535
5.750% due 01/15/2025	2,000	2,058

CenturyLink, Inc.
5.800% due 03/15/2022	2,000	2,106
6.450% due 06/15/2021	1,000	1,049

Clearway Energy Operating LLC
4.750% due 03/15/2028	500	508
5.000% due 09/15/2026	1,500	1,553

Covanta Holding Corp.
5.875% due 03/01/2024	1,025	1,057
5.875% due 07/01/2025	1,000	1,058
6.000% due 01/01/2027	500	529

Crestwood Midstream Partners LP
5.625% due 05/01/2027	1,000	1,016

CrownRock LP
5.625% due 10/15/2025	2,500	2,556

Embarq Corp.
7.995% due 06/01/2036	1,000	1,059

Endeavor Energy Resources LP
5.750% due 01/30/2028	2,000	2,106

Genesis Energy LP
6.000% due 05/15/2023	1,250	1,241
6.500% due 10/01/2025	1,000	970
6.750% due 08/01/2022	1,000	1,012

Jonah Energy LLC
7.250% due 10/15/2025	1,000	298

NGL Energy Partners LP
6.125% due 03/01/2025	750	709
7.500% due 11/01/2023	500	503

NGPL PipeCo LLC
4.375% due 08/15/2022	625	649

NRG Energy, Inc.
5.250% due 06/15/2029	1,000	1,083
6.625% due 01/15/2027	1,500	1,630

NSG Holdings LLC
7.750% due 12/15/2025	1,068	1,183

Parsley Energy LLC
5.250% due 08/15/2025	1,000	1,030
5.375% due 01/15/2025	1,000	1,032

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 10/15/2027	$1,500	$1,589
6.250% due 06/01/2024	1,000	1,043

Sprint Capital Corp.
8.750% due 03/15/2032	2,500	3,039

Sprint Communications, Inc.
6.000% due 11/15/2022	1,500	1,576
7.000% due 03/01/2020	1,000	1,007
7.000% due 08/15/2020	1,000	1,022

Sprint Corp.
7.125% due 06/15/2024	2,000	2,162
7.250% due 09/15/2021	3,000	3,178
7.625% due 02/15/2025	2,000	2,200
7.625% due 03/01/2026	1,000	1,105
7.875% due 09/15/2023	4,000	4,422

Talen Energy Supply LLC
6.500% due 06/01/2025	1,000	856
6.625% due 01/15/2028	500	511
7.250% due 05/15/2027	1,000	1,054

Tallgrass Energy Partners LP
5.500% due 09/15/2024	2,000	2,015
5.500% due 01/15/2028	500	491

Targa Resources Partners LP
4.250% due 11/15/2023	1,000	1,012
5.000% due 01/15/2028	1,000	1,022
5.250% due 05/01/2023	2,000	2,024
5.500% due 03/01/2030	1,000	1,029
5.875% due 04/15/2026	1,000	1,064
6.500% due 07/15/2027	750	823
6.875% due 01/15/2029	750	834

Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	1,112

Telecom Italia SpA
5.303% due 05/30/2024	2,000	2,155

TerraForm Power Operating LLC
4.250% due 01/31/2023	1,000	1,032
4.750% due 01/15/2030	500	510
5.000% due 01/31/2028	1,000	1,059

Vistra Operations Co. LLC
5.000% due 07/31/2027	1,000	1,047
5.500% due 09/01/2026	1,500	1,593
5.625% due 02/15/2027	2,000	2,111

		83,982

Total Corporate Bonds & Notes (Cost $778,414)		806,578

U.S. TREASURY OBLIGATIONS 4.9%

U.S. Treasury Notes
1.250% due 08/31/2024 (f)	5,800	5,685
1.500% due 09/30/2024	2,500	2,477
2.250% due 11/15/2024	36,800	37,739

Total U.S. Treasury Obligations (Cost $46,277)		45,901

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Bear Stearns ALT-A Trust
3.937% due 11/25/2036 ^~	362	329

Countrywide Alternative Loan Trust
1.995% due 05/20/2046 ^•	62	53

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
2.432% due 03/25/2035 •	$31	$29
3.598% due 05/20/2036 ^~	166	160

GSR Mortgage Loan Trust
4.460% due 04/25/2035 ~	3	3

IndyMac Mortgage Loan Trust
6.000% due 07/25/2037 ^	297	291

WaMu Mortgage Pass-Through Certificates Trust
3.337% due 12/25/2036 ^~	213	204

Washington Mutual Mortgage Pass-Through Certificates Trust
3.209% due 05/25/2046 ^•	21	18

Total Non-Agency Mortgage-Backed Securities (Cost $710)		1,087

ASSET-BACKED SECURITIES 0.0%

Credit-Based Asset Servicing & Securitization Trust
1.862% due 01/25/2037 ^•	76	34

Total Asset-Backed Securities (Cost $54)		34

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (d) 0.0%
		203

Total Short-Term Instruments (Cost $203)		203

Total Investments in Securities (Cost $845,089)		873,274

	SHARES
INVESTMENTS IN AFFILIATES 5.7%

SHORT-TERM INSTRUMENTS 5.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.7%

PIMCO Short-Term Floating NAV Portfolio III	5,437,158	53,790

Total Short-Term Instruments (Cost $53,733)		53,790

Total Investments in Affiliates (Cost $53,733)		53,790

Total Investments 98.6% (Cost $898,822)		$927,064

Financial Derivative Instruments (e)(g) 0.1% (Cost or Premiums, net $2,674)		524

Other Assets and Liabilities, net 1.3%		12,805

Net Assets 100.0%		$940,393

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	19

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

(a)	Payment in-kind security.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(c)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$203	U.S. Treasury Bonds 2.875% due 08/15/2045	$(211)	$203	$203

Total Repurchase Agreements						$(211)	$203	$203

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$203	$0	$0	$203	$(211)	$(8)

Total Borrowings and Other Financing Transactions	$203	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(4,735) at a weighted average interest rate of 1.423%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-31 5-Year Index	5.000%	Quarterly	12/20/2023	$9,600	$553	$318	$871	$0	$(3)
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024	28,910	2,086	819	2,905	0	(15)
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024	2,475	186	56	242	0	(1)

Total Swap Agreements					$2,825	$1,193	$4,018	$0	$(19)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(19)	$(19)

(f)

Securities with an aggregate market value of $519 and cash of $1,812 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BPS	01/2020	EUR	852	$941	$0	$(15)

Total Forward Foreign Currency Contracts					$0	$(15)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	1.908% (3-Month USD-LIBOR)	Maturity	03/20/2020	$4,600	$(16)	$120	$104	$0

GST	Receive	iBoxx USD Liquid High Yield Index	N/A	1.908% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020	27,900	(135)	589	454	0

Total Swap Agreements								$(151)	$709	$558	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$(15)	$0	$0	$(15)	$(15)	$0	$(15)
BRC	0	0	104	104	0	0	0	0	104	0	104
GST	0	0	454	454	0	0	0	0	454	(290)	164

Total Over the Counter	$0	$0	$558	$558	$(15)	$0	$0	$(15)

(1)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	21

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$0	$0	$558	$558

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$19	$0	$0	$0	$19

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15	$0	$15

	$0	$19	$0	$15	$0	$34

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$124	$124
Futures	0	0	0	0	(15)	(15)
Swap Agreements	0	1,257	0	0	50	1,307

	$0	$1,257	$0	$0	$159	$1,416

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$52	$0	$52
Swap Agreements	0	0	0	0	2,647	2,647

	$0	$0	$0	$52	$2,647	$2,699

	$0	$1,257	$0	$52	$2,806	$4,115

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$60	$60
Swap Agreements	0	1,961	0	0	0	1,961

	$0	$1,961	$0	$0	$60	$2,021

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9)	$0	$(9)
Swap Agreements	0	0	0	0	1,028	1,028

	$0	$0	$0	$(9)	$1,028	$1,019

	$0	$1,961	$0	$(9)	$1,088	$3,040

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$18,470	$1,001	$19,471
Corporate Bonds & Notes
Banking & Finance	0	66,101	0	66,101
Industrials	0	656,495	0	656,495
Utilities	0	83,982	0	83,982
U.S. Treasury Obligations	0	45,901	0	45,901
Non-Agency Mortgage-Backed Securities	0	1,087	0	1,087
Asset-Backed Securities	0	34	0	34
Short-Term Instruments
Repurchase Agreements	0	203	0	203

	$0	$872,273	$1,001	$873,274

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$53,790	$0	$0	$53,790

Total Investments	$53,790	$872,273	$1,001	$927,064

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financial Derivative Instruments - Assets
Over the counter	$0	$558	$0	$558

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(19)	0	(19)
Over the counter	0	(15)	0	(15)

	$0	$(34)	$0	$(34)

Total Financial Derivative Instruments	$0	$524	$0	$524

Totals	$53,790	$872,797	$1,001	$927,588

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO High Yield Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved

ANNUAL REPORT	DECEMBER 31, 2019	25

Notes to Financial Statements (Cont.)

pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2019	27

Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$20,013	$(20,015)	$2	$0	$0	$24	$0

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$81,295	$337,908	$(365,500)	$45	$42	$53,790	$2,208	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans

(including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was

ANNUAL REPORT	DECEMBER 31, 2019	29

Notes to Financial Statements (Cont.)

anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

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The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Line of Credit  The Portfolio entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Portfolio pays financing charges based on a combination of a LIBOR-based variable rate plus a credit spread. The Portfolio also pays a fee of 0.15% per annum on the unused commitment amounts. As of December 31, 2019, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statement of Assets and Liabilities. Interest and commitment and upfront fees, if any, paid by the Portfolio are disclosed as part of the interest expense on the Statement of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

$ 47,000,000	09/02/2020	$ 99,410

*	Maximum available commitment prior to renewal on September 3, 2019, for the Portfolio was $50,000,000. The agreement expires on September 2, 2020 unless extended or renewed.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the

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Notes to Financial Statements (Cont.)

“Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities.

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Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Notes to Financial Statements (Cont.)

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of

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Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other

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Notes to Financial Statements (Cont.)

circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared

OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission . In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the

ANNUAL REPORT	DECEMBER 31, 2019	37

Notes to Financial Statements (Cont.)

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.35%	0.35%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$46,364	$0	$205,502	$256,220

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	169	$1,302	81	$627

Administrative Class	22,414	173,827	16,429	126,024

Advisor Class	7,096	54,885	5,954	46,010
Issued as reinvestment of distributions

Institutional Class	69	535	69	525

Administrative Class	5,741	44,700	6,377	48,606

Advisor Class	186	1,450	193	1,472
Cost of shares redeemed

Institutional Class	(99)	(769)	(264)	(2,020)

Administrative Class	(32,016)	(248,564)	(35,438)	(269,894)

Advisor Class	(5,290)	(40,959)	(7,698)	(58,544)

Net increase (decrease) resulting from Portfolio share transactions	(1,730)	$(13,593)	(14,297)	$(107,194)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 60% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

ANNUAL REPORT	DECEMBER 31, 2019	39

Notes to Financial Statements (Cont.)

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO High Yield Portfolio	$5,168	$0	$29,893	$0	$(16,038)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, interest accrual on defaulted securities and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO High Yield Portfolio	$0	$16,038

†	A zero balance may reflect actual amounts rounding to less than one thousand.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO High Yield Portfolio	$901,734	$40,146	$(10,254)	$29,892

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain forward contracts, realized and unrealized gain (loss) swap contracts, interest accrual on defaulted securities and Lehman securities.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO High Yield Portfolio	$46,685	$0	$0	$50,603	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2019	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO High Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	GST	Goldman Sachs International

BRC	Barclays Bank PLC

Currency Abbreviations:

EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

DAC	Designated Activity Company	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding

ANNUAL REPORT	DECEMBER 31, 2019	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO High Yield Portfolio	0.00%	0.00%	$46,685	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2019	45

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2019	47

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

ANNUAL REPORT	DECEMBER 31, 2019	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

ANNUAL REPORT	DECEMBER 31, 2019	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2019	53

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT12AR_123119

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO Income Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO Income Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Income Portfolio	04/29/16	04/29/16	—	04/29/16	04/29/16	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the PIMCO Income Portfolio (Cont.)

programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Income Portfolio

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2019†§

Corporate Bonds & Notes	25.0%

U.S. Government Agencies	23.8%

U.S. Treasury Obligations	17.7%

Asset-Backed Securities	14.7%

Non-Agency Mortgage-Backed Securities	6.5%

Short-Term Instruments‡	5.0%

Sovereign Issues	4.0%

Loan Participations and Assignments	2.5%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	Inception≈
PIMCO Income Portfolio Institutional Class	8.73%	6.34%
PIMCO Income Portfolio Administrative Class	8.57%	6.18%
PIMCO Income Portfolio Advisor Class	8.46%	6.07%
Bloomberg Barclays U.S. Aggregate Index±	8.72%	3.07%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 4/29/2016

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.89% for Institutional Class shares, 1.04% for Administrative Class shares, and 1.14% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Income Portfolio seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities. The Portfolio will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing strategies that seek to optimize portfolio income (i.e., strategies that prioritize current income over total return). The capital appreciation sought by the Portfolio generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. duration contributed to performance as U.S. interest rates decreased.

»	Exposure to high-yield corporate credit contributed to performance as these securities generally posted positive returns.

»	Exposure to investment grade corporate credit contributed to performance as these securities generally posted positive returns.

»	Exposure to U.S cash rate contributed to performance as 3-month LIBOR was positive.

»	Short exposure to developed market duration detracted from performance as

»	Short exposure to Japanese duration detracted.

»	Short exposure to U.K. duration detracted.

»	Short exposure to Eurozone duration detracted.

»	Holdings of local emerging market debt detracted due to volatility in Argentina.

ANNUAL REPORT	DECEMBER 31, 2019	7

Expense Example PIMCO Income Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,023.30	$3.49	$1,000.00	$1,021.90	$3.48	0.68%
Administrative Class	1,000.00	1,022.50	4.25	1,000.00	1,021.14	4.25	0.83
Advisor Class	1,000.00	1,022.00	4.77	1,000.00	1,020.63	4.76	0.93

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	DECEMBER 31, 2019	9

Financial Highlights PIMCO Income Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2019	$10.37	$0.44	$0.45	$0.89	$(0.39)	$0.00	$(0.39)

12/31/2018	10.74	0.45	(0.40)	0.05	(0.35)	(0.07)	(0.42)

12/31/2017	10.19	0.36	0.47	0.83	(0.28)	0.00	(0.28)

04/29/2016 - 12/31/2016	10.00	0.18	0.41	0.59	(0.38)	(0.02)	(0.40)
Administrative Class

12/31/2019	10.37	0.43	0.45	0.88	(0.38)	0.00	(0.38)

12/31/2018	10.74	0.40	(0.37)	0.03	(0.33)	(0.07)	(0.40)

12/31/2017	10.19	0.35	0.47	0.82	(0.27)	0.00	(0.27)

04/29/2016 - 12/31/2016	10.00	0.22	0.36	0.58	(0.37)	(0.02)	(0.39)
Advisor Class

12/31/2019	10.37	0.42	0.45	0.87	(0.37)	0.00	(0.37)

12/31/2018	10.74	0.39	(0.37)	0.02	(0.32)	(0.07)	(0.39)

12/31/2017	10.19	0.33	0.48	0.81	(0.26)	0.00	(0.26)

04/29/2016 - 12/31/2016	10.00	0.20	0.37	0.57	(0.36)	(0.02)	(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Value End of Year or Period(a)	Total Return(a)	Net Asset End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.87	8.73%	$1,503	0.82%		0.82%		0.65%		0.65%		4.14%		267%

10.37	0.54	1,382	0.89		0.89		0.65		0.65		4.29		188

10.74	8.24	29	0.67		0.67		0.65		0.65		3.38		206

10.19	5.92	26	0.65	*	0.69	*	0.65	*	0.69	*	2.69	*	203

10.87	8.57	141,089	0.97		0.97		0.80		0.80		4.00		267

10.37	0.39	96,244	1.04		1.04		0.80		0.80		3.83		188

10.74	8.08	85,702	0.82		0.82		0.80		0.80		3.27		206

10.19	5.82	17,864	0.80	*	0.84	*	0.80	*	0.84	*	3.19	*	203

10.87	8.46	207,647	1.07		1.07		0.90		0.90		3.89		267

10.37	0.29	181,869	1.14		1.14		0.90		0.90		3.73		188

10.74	7.97	170,758	0.92		0.92		0.90		0.90		3.13		206

10.19	5.74	168,696	0.90	*	0.94	*	0.90	*	0.94	*	2.92	*	203

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Statement of Assets and Liabilities PIMCO Income Portfolio

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$432,773
Investments in Affiliates	6,237
Financial Derivative Instruments
Exchange-traded or centrally cleared	401
Over the counter	1,266
Cash	1
Deposits with counterparty	3,391
Foreign currency, at value	1,292
Receivable for investments sold	295
Receivable for TBA investments sold	19,487
Receivable for Portfolio shares sold	1,205
Interest and/or dividends receivable	2,305
Dividends receivable from Affiliates	6
Total Assets	468,659

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,941
Payable for short sales	4,232
Financial Derivative Instruments
Exchange-traded or centrally cleared	198
Over the counter	1,015
Payable for investments purchased	658
Payable for investments in Affiliates purchased	7
Payable for TBA investments purchased	107,055
Payable for unfunded loan commitments	209
Deposits from counterparty	791
Payable for Portfolio shares redeemed	61
Accrued investment advisory fees	73
Accrued supervisory and administrative fees	118
Accrued distribution fees	44
Accrued servicing fees	18
Total Liabilities	118,420

Net Assets	$350,239

Net Assets Consist of:

Paid in capital	$331,032
Distributable earnings (accumulated loss)	19,207

Net Assets	$350,239

Net Assets:

Institutional Class	$1,503
Administrative Class	141,089
Advisor Class	207,647

Shares Issued and Outstanding:

Institutional Class	138
Administrative Class	12,983
Advisor Class	19,108

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.87
Administrative Class	10.87
Advisor Class	10.87

Cost of investments in securities	$422,854
Cost of investments in Affiliates	$6,236
Cost of foreign currency held	$1,284
Proceeds received on short sales	$4,223
Cost or premiums of financial derivative instruments, net	$(2,946)

* Includes repurchase agreements of:	$3,893

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Income Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Interest, net of foreign taxes*	$15,555
Dividends	3
Dividends from Investments in Affiliates	86
Total Income	15,644

Expenses:

Investment advisory fees	789
Supervisory and administrative fees	1,263
Servicing fees - Administrative Class	181
Distribution and/or servicing fees - Advisor Class	484
Trustee fees	7
Interest expense	498
Miscellaneous expense	15
Total Expenses	3,237
Waiver and/or Reimbursement by PIMCO	(7)
Net Expenses	3,230

Net Investment Income (Loss)	12,414

Net Realized Gain (Loss):

Investments in securities	2,380
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	(272)
Over the counter financial derivative instruments	4,190
Short sales	(215)
Foreign currency	(313)

Net Realized Gain (Loss)	5,772

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	7,994
Exchange-traded or centrally cleared financial derivative instruments	(1,085)
Over the counter financial derivative instruments	253
Short sales	38
Foreign currency assets and liabilities	(100)

Net Change in Unrealized Appreciation (Depreciation)	7,100

Net Increase (Decrease) in Net Assets Resulting from Operations	$25,286

* Foreign tax withholdings	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Statements of Changes in Net Assets PIMCO Income Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$12,414	$9,744
Net realized gain (loss)	5,772	(1,032)
Net change in unrealized appreciation (depreciation)	7,100	(7,793)

Net Increase (Decrease) in Net Assets Resulting from Operations	25,286	919

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(53)	(22)
Administrative Class	(4,254)	(3,271)
Advisor Class	(6,630)	(6,765)

Total Distributions(a)	(10,937)	(10,058)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	56,395	32,145

Total Increase (Decrease) in Net Assets	70,744	23,006

Net Assets:

Beginning of year	279,495	256,489
End of year	$350,239	$279,495

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Income Portfolio

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.2%

Advanz Pharma Corp.
7.447% (LIBOR03M + 5.500%) due 09/06/2024 ~	$98	$91

Altice France S.A.
5.740% (LIBOR03M + 4.000%) due 08/14/2026 ~	99	100

Avantor, Inc.
4.799% (LIBOR03M + 3.000%) due 11/21/2024 ~	17	17

Avolon TLB Borrower (U.S.) LLC
3.515% (LIBOR03M + 1.750%) due 01/15/2025 ~	114	115

Axalta Coating Systems U.S. Holdings, Inc.
3.695% (LIBOR03M + 1.750%) due 06/01/2024 ~	10	10

Bausch Health Cos., Inc.
4.490% (LIBOR03M + 2.750%) due 11/27/2025 ~	51	51
4.740% (LIBOR03M + 3.000%) due 06/02/2025 ~	4	4

Beacon Roofing Supply, Inc.
4.049% (LIBOR03M + 2.250%) due 01/02/2025 ~	20	20

BWAY Holding Co.
5.234% (LIBOR03M + 3.250%) due 04/03/2024 ~	20	20

Caesars Resort Collection LLC
4.549% (LIBOR03M + 2.750%) due 12/23/2024 ~	196	197

Chesapeake Energy Corp.
TBD% due 06/09/2024	74	76

CommScope, Inc.
5.049% (LIBOR03M + 3.250%) due 04/06/2026 ~	100	101

Core & Main LP
4.441% - 4.664% (LIBOR03M + 2.750%) due 08/01/2024 ~	10	10

Diamond Resorts Corp.
5.549% (LIBOR03M + 3.750%) due 09/02/2023 ~	195	191

Dubai World (2.000% Cash and 1.750% PIK)
3.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(b)	497	464

Emerald TopCo, Inc.
5.299% (LIBOR03M + 3.500%) due 07/24/2026 ~	16	16

Envision Healthcare Corp.
5.549% (LIBOR03M + 3.750%) due 10/10/2025 ~	358	307

Financial & Risk U.S. Holdings, Inc.
5.049% (LIBOR03M + 3.250%) due 10/01/2025 ~	446	450

Fleet U.S. Bidco, Inc.
5.235% (LIBOR03M + 3.250%) due 10/07/2026 «~	7	7

Forest City Enterprises LP
5.299% (LIBOR03M + 3.500%) due 12/08/2025 ~	99	100

Frontier Communications Corp.
5.550% (LIBOR03M + 3.750%) due 06/15/2024 ~	152	153

Hilton Worldwide Finance LLC
3.542% (LIBOR03M + 1.750%) due 06/22/2026 ~	1,104	1,113

iHeartCommunications, Inc.
5.691% (LIBOR03M + 4.000%) due 05/01/2026 ~	884	894

Intelsat Jackson Holdings S.A.
5.682% (LIBOR03M + 3.750%) due 11/27/2023 ~	750	752
6.625% due 01/02/2024	57	58

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jefferies Finance LLC
5.500% (LIBOR03M + 3.750%) due 06/03/2026 ~	$22	$22

KFC Holding Co.
3.495% (LIBOR03M + 1.750%) due 04/03/2025 ~	1,548	1,556

McDermott Technology Americas, Inc.
0.500% - 12.002% (LIBOR03M + 10.000%) due 10/21/2021 ~µ	39	40
6.945% (LIBOR03M + 5.000%) due 05/09/2025 ~	81	48

Messer Industrie GmbH
4.445% (LIBOR03M + 2.500%) due 03/01/2026 ~	64	65

MH Sub LLC
5.549% (LIBOR03M + 3.750%) due 09/13/2024 ~	39	39

Nascar Holdings, Inc.
4.495% (LIBOR03M + 2.750%) due 10/19/2026 ~	14	14

NCI Building Systems, Inc.
5.486% (LIBOR03M + 3.750%) due 04/12/2025 ~	128	128

Neiman Marcus Group Ltd. LLC
7.713% (LIBOR03M + 6.000%) due 10/25/2023 ~	77	63

Neiman Marcus Group Ltd. LLC (7.213% Cash and 1.000% PIK)
8.213% (LIBOR03M + 5.500%) due 10/25/2023 ~(b)	786	639

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(c)	1,150	1,141

PetSmart, Inc.
5.740% (LIBOR03M + 4.000%) due 03/11/2022 ~	41	41

PG&E Corp.
2.250% due 12/31/2020 «µ	185	186
3.970% (LIBOR03M + 2.250%) due 12/31/2020 «~	466	467
4.950% (PRIME + 0.200%) due 04/16/2020 ~	159	159

RPI Finance Trust
3.799% (LIBOR03M + 2.000%) due 03/27/2023 ~	31	32

Sequa Mezzanine Holdings LLC
6.904% (LIBOR03M + 5.000%) due 11/28/2021 ~	207	207
10.936% (LIBOR03M + 9.000%) due 04/28/2022 ~	40	39

Sinclair Television Group, Inc.
4.240% (LIBOR03M + 2.500%) due 09/30/2026 ~	31	31

Sotera Health Holdings LLC
6.289% (LIBOR03M + 4.500%) due 12/11/2026 ~	73	73

Sprint Communications, Inc.
4.313% (LIBOR03M + 2.500%) due 02/02/2024 ~	97	97

SS&C Technologies Holdings Europe SARL
4.049% (LIBOR03M + 2.250%) due 04/16/2025 ~	77	77

SS&C Technologies, Inc.
4.049% (LIBOR03M + 2.250%) due 04/16/2025 ~	119	120

Starfruit Finco BV
4.960% (LIBOR03M + 3.250%) due 10/01/2025 ~	97	97

Sunshine Luxembourg SARL
6.195% (LIBOR03M + 4.250%) due 10/01/2026 ~	125	126

Syniverse Holdings, Inc.
6.846% (LIBOR03M + 5.000%) due 03/09/2023 ~	64	60

U.S. Renal Care, Inc.
6.813% (LIBOR03M + 5.000%) due 06/26/2026 ~	58	58

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Univision Communications, Inc.
4.549% (LIBOR03M + 2.750%) due 03/15/2024 ~		$145	$144

West Corp.
5.927% (LIBOR03M + 4.000%) due 10/10/2024 ~		26	22

Westmoreland Mining Holdings LLC
10.150% (LIBOR03M + 8.250%) due 03/15/2022 «~		5	5

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)		16	13

Whatabrands LLC
4.944% (LIBOR03M + 3.250%) due 08/02/2026 ~		12	12

Total Loan Participations and Assignments (Cost $10,971)			11,138

CORPORATE BONDS & NOTES 31.4%

BANKING & FINANCE 17.8%

AIB Group PLC
4.263% due 04/10/2025 •		300	318

Aircastle Ltd.
7.625% due 04/15/2020		1,400	1,421

Ally Financial, Inc.
3.875% due 05/21/2024		79	83
4.250% due 04/15/2021		700	717
7.500% due 09/15/2020		48	50
8.000% due 03/15/2020		219	221
8.000% due 11/01/2031		3	4

Ambac LSNI LLC
6.945% due 02/12/2023 •		331	335

American Tower Corp.
3.000% due 06/15/2023		24	25
5.900% due 11/01/2021		1,110	1,186

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	200	266

Assurant, Inc.
4.200% due 09/27/2023		$16	17

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		636	687
5.500% due 01/15/2023		62	67

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		8	8
5.000% due 04/20/2048		3	3

Banca Carige SpA
1.298% (EUR003M + 1.700%) due 10/25/2021 ~	EUR	600	682

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	400	122

Bank of Ireland
7.375% due 06/18/2020 •(i)(j)	EUR	500	579

Barclays Bank PLC
7.625% due 11/21/2022 (j)		$800	900

Barclays PLC
1.500% due 09/03/2023	EUR	200	234
3.250% due 01/17/2033	GBP	100	139
3.284% (US0003M + 1.380%) due 05/16/2024 ~		$200	202
3.932% due 05/07/2025 •		200	210
4.338% due 05/16/2024 •		200	211
4.375% due 01/12/2026		1,000	1,083
4.610% due 02/15/2023 •		200	209
7.125% due 06/15/2025 •(i)(j)	GBP	200	300
7.250% due 03/15/2023 •(i)(j)		400	579
7.750% due 09/15/2023 •(i)(j)		$600	656
7.875% due 09/15/2022 •(i)(j)	GBP	300	442
8.000% due 12/15/2020 •(i)(j)	EUR	400	480
8.000% due 06/15/2024 •(i)(j)		$200	224

BGC Partners, Inc.
3.750% due 10/01/2024		38	38
5.375% due 07/24/2023		2,218	2,372

BNP Paribas S.A.
4.705% due 01/10/2025 •		210	227

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Schedule of Investments PIMCO Income Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brighthouse Financial, Inc.
3.700% due 06/22/2027		$22	$22

Brixmor Operating Partnership LP
2.959% (US0003M + 1.050%) due 02/01/2022 ~		64	64

Brookfield Finance, Inc.
3.900% due 01/25/2028		10	11
4.700% due 09/20/2047		66	76

Cantor Fitzgerald LP
4.875% due 05/01/2024		42	45

CBL & Associates LP
5.950% due 12/15/2026		74	45

CIT Group, Inc.
4.125% due 03/09/2021		18	18
5.000% due 08/15/2022		160	170

Citigroup, Inc.
3.004% (US0003M + 1.100%) due 05/17/2024 ~		180	182

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(i)(j)	EUR	200	230
6.625% due 06/29/2021 •(i)(j)		1,600	1,952

Credit Suisse Group AG
2.593% due 09/11/2025 •		$250	251
7.500% due 07/17/2023 •(i)(j)		200	219

CTR Partnership LP
5.250% due 06/01/2025		28	29

Deutsche Bank AG
0.105% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	200	224
1.875% due 02/28/2020	GBP	100	132
2.700% due 07/13/2020		$74	74
2.971% (US0003M + 0.970%) due 07/13/2020 ~		77	77
3.300% due 11/16/2022		100	101
3.375% due 05/12/2021		1,054	1,062
3.961% due 11/26/2025 •		750	766
4.250% due 02/04/2021		200	203
4.250% due 10/14/2021		1,370	1,409

Digital Realty Trust LP
3.600% due 07/01/2029		80	83

Emerald Bay S.A.
0.000% due 10/08/2020 (f)	EUR	11	12

EPR Properties
4.750% due 12/15/2026		$5	5
4.950% due 04/15/2028		10	11

Equinix, Inc.
2.875% due 03/15/2024	EUR	100	116
2.875% due 02/01/2026		100	117

ESH Hospitality, Inc.
4.625% due 10/01/2027		$28	28

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		9	10

FCE Bank PLC
1.875% due 06/24/2021	EUR	300	344

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$200	203
4.593% (US0003M + 2.550%) due 01/07/2021 ~		200	203
5.183% (US0003M + 3.140%) due 01/07/2022 ~		200	207

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		184	195
6.750% due 03/15/2022		290	303

GE Capital European Funding Unlimited Co.
0.000% due 01/21/2020 •	EUR	100	112
2.250% due 07/20/2020		100	114

GE Capital UK Funding Unlimited Co.
4.125% due 09/13/2023	GBP	100	143

GLP Capital LP
5.250% due 06/01/2025		$15	16
5.300% due 01/15/2029		66	73

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		66	68

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		200	207

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Howard Hughes Corp.
5.375% due 03/15/2025		$56	$58

HSBC Holdings PLC
2.504% (US0003M + 0.600%) due 05/18/2021 ~		200	200
2.537% (US0003M + 0.650%) due 09/11/2021 ~		1,600	1,604
3.000% due 05/29/2030 •	GBP	100	140
3.267% (US0003M + 1.380%) due 09/12/2026 ~		$200	203
3.600% due 05/25/2023		230	240
3.973% due 05/22/2030 •		200	216
4.292% due 09/12/2026 •		200	216
5.875% due 09/28/2026 •(i)(j)	GBP	200	292
6.500% due 03/23/2028 •(i)(j)		$200	220

Hudson Pacific Properties LP
3.950% due 11/01/2027		13	14

Hunt Cos., Inc.
6.250% due 02/15/2026		10	10

ING Groep NV
4.100% due 10/02/2023		200	213
5.750% due 11/16/2026 •(i)(j)		200	211

iStar, Inc.
5.250% due 09/15/2022		8	8

JPMorgan Chase & Co.
2.509% (US0003M + 0.610%) due 06/18/2022 ~		86	86

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		28	29

KSA Sukuk Ltd.
2.894% due 04/20/2022		300	305

Life Storage LP
3.875% due 12/15/2027		6	6

Lifestorage LP
3.500% due 07/01/2026		900	925

Lloyds Bank PLC
3.300% due 05/07/2021		200	203

Lloyds Banking Group PLC
4.050% due 08/16/2023		200	212
7.500% due 06/27/2024 •(i)(j)		200	221
7.500% due 09/27/2025 •(i)(j)		400	449
7.625% due 06/27/2023 •(i)(j)	GBP	600	893
7.875% due 06/27/2029 •(i)(j)		750	1,257

LoanCore Capital Markets LLC
6.875% due 06/01/2020		$2,700	2,702

Nationwide Building Society
3.766% due 03/08/2024 •		200	207
4.302% due 03/08/2029 •		200	218
4.363% due 08/01/2024 •		1,290	1,368

Navient Corp.
5.000% due 10/26/2020		4	4
5.875% due 03/25/2021		1,100	1,139
6.500% due 06/15/2022		150	163

Newmark Group, Inc.
6.125% due 11/15/2023		44	48

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		42	42

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		12	12

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		36	37
4.500% due 03/15/2023		83	87
5.250% due 08/15/2022		1,470	1,570
5.500% due 02/15/2024		19	21

Physicians Realty LP
3.950% due 01/15/2028		12	13

QNB Finance Ltd.
3.351% (US0003M + 1.450%) due 08/11/2021 ~		1,400	1,414
3.573% (US0003M + 1.570%) due 07/18/2021 ~		200	202

Royal Bank of Scotland Group PLC
1.750% due 03/02/2026 •	EUR	200	236
3.380% (US0003M + 1.470%) due 05/15/2023 ~		$200	202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.498% due 05/15/2023 •		$200	$205
3.875% due 09/12/2023		200	210
4.445% due 05/08/2030 •		400	442
4.892% due 05/18/2029 •		200	226
5.076% due 01/27/2030 •		200	230
7.500% due 08/10/2020 •(i)(j)		200	205
8.000% due 08/10/2025 •(i)(j)		1,800	2,075
8.625% due 08/15/2021 •(i)(j)		400	433

Sabra Health Care LP
4.800% due 06/01/2024		15	16

Santander Holdings USA, Inc.
3.244% due 10/05/2026		50	51
3.400% due 01/18/2023		24	25
3.500% due 06/07/2024		55	57
4.400% due 07/13/2027		21	23

Santander UK Group Holdings PLC
7.375% due 06/24/2022 •(i)(j)	GBP	1,950	2,822

Santander UK PLC
3.400% due 06/01/2021		$200	204

SBA Tower Trust
2.877% due 07/15/2046		900	904

SL Green Operating Partnership LP
3.250% due 10/15/2022		8	8

Societe Generale S.A.
7.375% due 10/04/2023 •(i)(j)		300	328

Springleaf Finance Corp.
5.375% due 11/15/2029		13	14
5.625% due 03/15/2023		494	533
6.125% due 05/15/2022		234	252
6.125% due 03/15/2024		66	72
6.875% due 03/15/2025		29	33
8.250% due 12/15/2020		1,700	1,788

Starwood Property Trust, Inc.
4.750% due 03/15/2025		18	19

State Bank of India
4.000% due 01/24/2022		400	411

STORE Capital Corp.
4.500% due 03/15/2028		10	11
4.625% due 03/15/2029		5	6

UBS Group AG
5.750% due 02/19/2022 •(i)(j)	EUR	1,650	2,022

UDR, Inc.
3.500% due 01/15/2028		$11	12

UniCredit SpA
7.830% due 12/04/2023		1,490	1,739

VICI Properties LLC
8.000% due 10/15/2023		474	515

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	1,300	1,474

Wells Fargo & Co.
3.046% (US0003M + 1.110%) due 01/24/2023 ~		$1,500	1,520

Welltower, Inc.
4.250% due 04/15/2028		8	9

WP Carey, Inc.
3.850% due 07/15/2029		7	7

			62,246

INDUSTRIALS 9.2%

AbbVie, Inc.
3.375% due 11/14/2021		61	63

Altice Financing S.A.
5.250% due 02/15/2023	EUR	2,830	3,254

Altice France S.A.
5.500% due 01/15/2028		$200	206
7.375% due 05/01/2026		1,700	1,828

American Airlines Pass-Through Trust
3.350% due 04/15/2031		18	19
4.000% due 01/15/2027		582	611

Avon International Capital PLC
6.500% due 08/15/2022		12	12

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		79	81
4.375% due 01/15/2028		38	38

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bacardi Ltd.
4.450% due 05/15/2025		$100	$108
4.700% due 05/15/2028		100	109

Bausch Health Cos., Inc.
5.000% due 01/30/2028		22	23
5.250% due 01/30/2030		22	23
6.500% due 03/15/2022		129	132

Bayer U.S. Finance LLC
2.577% (US0003M + 0.630%) due 06/25/2021 ~		200	201
2.750% due 07/15/2021		4	4

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		38	39

Bombardier, Inc.
6.125% due 01/15/2023		8	8
7.500% due 03/15/2025		6	6
7.875% due 04/15/2027		177	183

British Airways Pass-Through Trust
4.625% due 12/20/2025		215	228

Broadcom Corp.
3.000% due 01/15/2022		158	160
3.625% due 01/15/2024		16	17
3.875% due 01/15/2027		141	146

Camelot Finance S.A.
4.500% due 11/01/2026		5	5

Campbell Soup Co.
2.394% (US0003M + 0.500%) due 03/16/2020 ~		50	50
2.524% (US0003M + 0.630%) due 03/15/2021 ~		30	30

CCO Holdings LLC
4.750% due 03/01/2030		98	100

Centene Corp.
4.250% due 12/15/2027		55	57
4.625% due 12/15/2029		104	110
4.750% due 01/15/2025		97	101

Charter Communications Operating LLC
3.559% (US0003M + 1.650%) due 02/01/2024 ~		268	276
3.579% due 07/23/2020		1,300	1,308
4.800% due 03/01/2050		90	95

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		109	121

Community Health Systems, Inc.
5.125% due 08/01/2021		669	670
6.250% due 03/31/2023		948	965
8.000% due 03/15/2026		246	254
8.625% due 01/15/2024		505	537

Connect Finco SARL
6.750% due 10/01/2026		32	34

Corning, Inc.
5.450% due 11/15/2079		30	33

CVS Pass-Through Trust
5.789% due 01/10/2026		237	254

DAE Funding LLC
4.000% due 08/01/2020		256	258
4.500% due 08/01/2022		24	24
5.000% due 08/01/2024		47	49
5.250% due 11/15/2021		209	217
5.750% due 11/15/2023		98	103

Daimler Finance North America LLC
2.550% due 08/15/2022		150	151

Diamond Resorts International, Inc.
7.750% due 09/01/2023		303	312

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (b)		9	9

EI Group PLC
6.875% due 02/15/2021	GBP	360	484

EMC Corp.
2.650% due 06/01/2020		$1,350	1,352

Energy Transfer Partners LP
5.000% due 10/01/2022		1,050	1,114

EQT Corp.
2.679% (US0003M + 0.770%) due 10/01/2020 ~		23	23

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equifax, Inc.
2.780% (US0003M + 0.870%) due 08/15/2021 ~		$34	$34
3.600% due 08/15/2021		12	12

Exela Intermediate LLC
10.000% due 07/15/2023		43	17

Fair Isaac Corp.
4.000% due 06/15/2028		6	6

Flex Ltd.
4.875% due 06/15/2029		32	35

General Electric Co.
3.100% due 01/09/2023		8	8
5.500% due 06/07/2021	GBP	100	140
5.550% due 05/04/2020		$14	14
5.550% due 01/05/2026		166	191
5.875% due 01/14/2038		8	10
6.150% due 08/07/2037		1	1
6.875% due 01/10/2039		18	24

Global Payments, Inc.
2.650% due 02/15/2025		19	19

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		7	7

Hyundai Capital America
2.699% due 09/18/2020 •		72	72

iHeartCommunications, Inc.
6.375% due 05/01/2026		284	309
8.375% due 05/01/2027		432	479

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		80	85

IHS Markit Ltd.
4.000% due 03/01/2026		2	2

Imperial Brands Finance PLC
3.750% due 07/21/2022		1,300	1,338

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		60	42

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		227	195
8.000% due 02/15/2024		126	130
8.500% due 10/15/2024		229	209
9.750% due 07/15/2025		280	260

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^		182	144

Keurig Dr Pepper, Inc.
3.200% due 11/15/2021		706	717

Level 3 Financing, Inc.
3.400% due 03/01/2027		12	12
3.875% due 11/15/2029		52	52

Mattel, Inc.
5.875% due 12/15/2027		18	19

Micron Technology, Inc.
4.185% due 02/15/2027		34	36
4.663% due 02/15/2030		62	68
5.327% due 02/06/2029		34	39

Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	12	18

MSCI, Inc.
4.000% due 11/15/2029		$16	16

NCL Corp. Ltd.
3.625% due 12/15/2024		8	8

NCR Corp.
5.750% due 09/01/2027		2	2

Netflix, Inc.
3.625% due 06/15/2030	EUR	100	116
3.875% due 11/15/2029		192	229
4.625% due 05/15/2029		100	125
4.875% due 06/15/2030		$100	102
5.375% due 11/15/2029		28	30
5.500% due 02/15/2022		20	21

Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021		1,350	1,399

Noble Holding International Ltd.
7.875% due 02/01/2026		131	95

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029		374	365

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NXP BV
4.300% due 06/18/2029		$100	$108

ONEOK Partners LP
3.375% due 10/01/2022		11	11

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		111	111

Pacific Drilling SA
8.375% due 10/01/2023		154	141

Pan American Energy LLC
42.636% (BADLARPP) due 11/20/2020 «~	ARS	7,290	96

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$61	61

Penske Truck Leasing Co. LP
3.375% due 02/01/2022		696	711

Performance Food Group, Inc.
5.500% due 10/15/2027		8	9

Pernod Ricard S.A.
4.450% due 01/15/2022		1,440	1,506

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(c)		385	32
5.500% due 04/12/2037 ^(c)		382	31
6.000% due 05/16/2024 ^(c)		141	12
6.000% due 11/15/2026 ^(c)		63	5
9.750% due 05/17/2035 ^(c)		100	8

Petroleos Mexicanos
6.490% due 01/23/2027		40	43
6.500% due 03/13/2027		120	128
6.500% due 01/23/2029		762	804
6.750% due 09/21/2047		10	10
6.840% due 01/23/2030		120	128
7.690% due 01/23/2050		60	66

PetSmart, Inc.
5.875% due 06/01/2025		32	33

QVC, Inc.
4.375% due 03/15/2023		24	25
4.450% due 02/15/2025		110	114
4.850% due 04/01/2024		39	41
5.125% due 07/02/2022		34	36

Radiate Holdco LLC
6.875% due 02/15/2023		14	14

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	100	123

Sands China Ltd.
5.125% due 08/08/2025		$200	220
5.400% due 08/08/2028		200	226

Scotts Miracle-Gro Co.
4.500% due 10/15/2029		4	4

Sealed Air Corp.
4.000% due 12/01/2027		8	8

Select Medical Corp.
6.250% due 08/15/2026		20	22

Sensata Technologies, Inc.
4.375% due 02/15/2030		14	14

Silgan Holdings, Inc.
4.125% due 02/01/2028		12	12

Sprint Spectrum Co. LLC
5.152% due 09/20/2029		400	437

Staples, Inc.
7.500% due 04/15/2026		7	7

Syngenta Finance NV
3.698% due 04/24/2020		200	201

Tech Data Corp.
3.700% due 02/15/2022		7	7

Telesat Canada
4.875% due 06/01/2027		16	16
6.500% due 10/15/2027		8	8

Tenet Healthcare Corp.
4.625% due 07/15/2024		22	23
4.625% due 09/01/2024		7	7

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		8	8

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		463	449

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	17

Schedule of Investments PIMCO Income Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.800% due 07/21/2023		$100	$93
3.250% due 04/15/2022	EUR	100	114
6.000% due 01/31/2025		100	119

Textron, Inc.
2.451% (US0003M + 0.550%) due 11/10/2020 ~		$110	110

Topaz Solar Farms LLC
4.875% due 09/30/2039		34	36
5.750% due 09/30/2039		240	265

TransDigm, Inc.
5.500% due 11/15/2027		30	30

Transocean, Inc.
7.250% due 11/01/2025		92	90
7.500% due 01/15/2026		40	40

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		12	12

Triumph Group, Inc.
5.250% due 06/01/2022		12	12
6.250% due 09/15/2024		15	16

Twitter, Inc.
3.875% due 12/15/2027		12	12

United Technologies Corp.
2.554% (US0003M + 0.650%) due 08/16/2021 ~		26	26

Univision Communications, Inc.
5.125% due 05/15/2023		283	283
5.125% due 02/15/2025		555	550

Valaris PLC
5.750% due 10/01/2044		70	32
7.750% due 02/01/2026		10	6

Vale Overseas Ltd.
6.250% due 08/10/2026		95	112
6.875% due 11/21/2036		55	72
6.875% due 11/10/2039		22	29

ViaSat, Inc.
5.625% due 04/15/2027		7	7

VMware, Inc.
2.300% due 08/21/2020		18	18
2.950% due 08/21/2022		34	35
3.900% due 08/21/2027		20	21

VOC Escrow Ltd.
5.000% due 02/15/2028		11	12

Western Digital Corp.
4.750% due 02/15/2026		110	115

Westinghouse Air Brake Technologies Corp.
3.194% (US0003M + 1.050%) due 09/15/2021 ~		43	43

Wyndham Destinations, Inc.
3.900% due 03/01/2023		4	4
4.250% due 03/01/2022		2	2
4.625% due 03/01/2030		21	21
5.400% due 04/01/2024		11	12
5.750% due 04/01/2027		41	45

YPF S.A.
50.817% (BADLARPP + 4.000%) due 09/24/2020 «~(a)	ARS	4,800	61

			32,378

UTILITIES 4.4%

CenturyLink, Inc.
5.125% due 12/15/2026		$2	2
5.625% due 04/01/2020		1,200	1,209

China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020		600	600

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		550	550

Edison International
2.400% due 09/15/2022		75	75
2.950% due 03/15/2023		3	3
3.125% due 11/15/2022		38	39
3.550% due 11/15/2024		42	43
5.750% due 06/15/2027		39	44

Enable Midstream Partners LP
4.950% due 05/15/2028		9	9

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FirstEnergy Corp.
2.850% due 07/15/2022		$1,400	$1,423

Frontier Communications Corp.
8.000% due 04/01/2027		40	42

Gazprom OAO Via Gaz Capital S.A.
2.949% due 01/24/2024	EUR	640	781
4.950% due 07/19/2022		$800	848
6.510% due 03/07/2022		500	544

ITC Holdings Corp.
2.700% due 11/15/2022		14	14

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		4	4

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		12	12

ONEOK, Inc.
4.250% due 02/01/2022		1,200	1,245

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(c)		209	209
2.950% due 03/01/2026 ^(c)		221	222
3.250% due 09/15/2021 ^(c)		217	218
3.250% due 06/15/2023 ^(c)		111	111
3.300% due 03/15/2027 ^(c)		90	90
3.400% due 08/15/2024 ^(c)		159	161
3.500% due 10/01/2020 ^(c)		330	331
3.500% due 06/15/2025 ^(c)		92	92
3.750% due 02/15/2024 ^(c)		181	184
3.750% due 08/15/2042 ^(c)		8	8
3.850% due 11/15/2023 ^(c)		45	46
4.000% due 12/01/2046 ^(c)		3	3
4.250% due 05/15/2021 ^(c)		74	74
4.250% due 03/15/2046 ^(c)		8	8
4.300% due 03/15/2045 ^(c)		2	2
4.450% due 04/15/2042 ^(c)		5	5
4.500% due 12/15/2041 ^(c)		11	11
5.125% due 11/15/2043 ^(c)		93	96
5.400% due 01/15/2040 ^(c)		264	275
5.800% due 03/01/2037 ^(c)		146	153
6.050% due 03/01/2034 ^(c)		590	619
6.250% due 03/01/2039 ^(c)		44	46
6.350% due 02/15/2038 ^(c)		85	90

Petrobras Global Finance BV
5.093% due 01/15/2030		739	793
6.125% due 01/17/2022		394	422
6.250% due 12/14/2026	GBP	700	1,103

San Diego Gas & Electric Co.
3.750% due 06/01/2047		$2	2

Southern California Edison Co.
3.650% due 03/01/2028		4	4
4.125% due 03/01/2048		2	2
4.875% due 03/01/2049		5	6
5.750% due 04/01/2035		4	5
6.000% due 01/15/2034		2	3
6.650% due 04/01/2029		15	18

Southern California Gas Co.
5.125% due 11/15/2040		2	2

Sprint Communications, Inc.
7.000% due 08/15/2020		1,108	1,133

Sprint Corp.
7.250% due 09/15/2021		1,130	1,197
7.625% due 03/01/2026		18	20

Talen Energy Supply LLC
6.625% due 01/15/2028		18	18

Transocean Phoenix Ltd.
7.750% due 10/15/2024		9	10

Transocean Proteus Ltd.
6.250% due 12/01/2024		2	2

			15,281

Total Corporate Bonds & Notes (Cost $105,575)			109,905

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Caesars Entertainment Corp.
5.000% due 10/01/2024		104	201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024	$6	$4

Total Convertible Bonds & Notes (Cost $199)		205

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.1%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	40	47
6.725% due 04/01/2035	10	12
7.350% due 07/01/2035	10	12

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	355	383

		454

PUERTO RICO 0.1%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.250% due 07/01/2037 ^(c)	15	12

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(c)	5	4
5.700% due 07/01/2023 ^(c)	25	19

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(c)	10	8
6.000% due 07/01/2039 ^(c)	5	4

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(c)	25	19
6.500% due 07/01/2040 ^(c)	5	4

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(c)	55	38
5.500% due 07/01/2039 ^(c)	75	54

		162

Total Municipal Bonds & Notes (Cost $476)		616

U.S. GOVERNMENT AGENCIES 29.9%

Freddie Mac
3.000% due 06/01/2046 - 01/01/2049	9,035	9,205

Ginnie Mae
2.374% due 04/20/2066 •	613	614
5.061% due 09/20/2066 ~	344	377

Uniform Mortgage-Backed Security
3.000% due 08/01/2027 - 09/01/2027	401	411
4.000% due 01/01/2049 - 03/01/2049	5,590	5,816

Uniform Mortgage-Backed Security, TBA
2.500% due 01/01/2050 - 02/01/2050	4,100	4,051
3.000% due 02/01/2035	1,000	1,024
3.500% due 01/01/2050	25,500	26,220
4.000% due 01/01/2050 - 02/01/2050	51,700	53,769
4.500% due 02/01/2050	3,000	3,160

Total U.S. Government Agencies (Cost $104,156)		104,647

U.S. TREASURY OBLIGATIONS 22.1%

U.S. Treasury Bonds
2.875% due 11/15/2046	1,400	1,535
3.000% due 08/15/2048	10	11
3.000% due 02/15/2049	2,800	3,156

U.S. Treasury Inflation Protected Securities
0.125% due 10/15/2024	1,103	1,110
0.250% due 07/15/2029 (m)	3,924	3,963

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.375% due 01/15/2027		$180	$183
0.375% due 07/15/2027		53	54
0.750% due 07/15/2028		2,300	2,420
0.875% due 01/15/2029		2,023	2,149
1.000% due 02/15/2049		818	910

U.S. Treasury Notes
1.750% due 03/31/2022		700	703
1.750% due 05/15/2022		700	702
1.750% due 09/30/2022		1,400	1,405
1.750% due 05/15/2023		1,400	1,405
1.875% due 08/31/2022		1,400	1,410
1.875% due 08/31/2024		1,100	1,109
2.000% due 07/31/2022		900	909
2.000% due 06/30/2024		2,300	2,330
2.125% due 06/30/2022		2,400	2,431
2.125% due 02/29/2024		1,500	1,527
2.125% due 03/31/2024		84	85
2.125% due 07/31/2024		1,100	1,121
2.125% due 09/30/2024		3,200	3,262
2.125% due 11/30/2024		300	306
2.250% due 12/31/2023		7,630	7,799
2.250% due 01/31/2024		370	378
2.250% due 10/31/2024		6,600	6,768
2.250% due 11/15/2024		3,347	3,432
2.375% due 08/15/2024		100	103
2.500% due 05/15/2024		4,000	4,136
2.500% due 01/31/2025		13,800	14,330
2.625% due 01/31/2026		5,600	5,869
2.625% due 02/15/2029		450	477
2.750% due 02/15/2024		100	104

Total U.S. Treasury Obligations (Cost $75,124)			77,592

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.1%

American Home Mortgage Investment Trust
7.100% due 06/25/2036 þ		6,428	2,169

Chase Mortgage Finance Trust
3.690% due 12/25/2035 ^~		1,569	1,498

Eurosail PLC
1.729% due 06/13/2045 •	GBP	1,836	2,419

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	1,199	1,245

HarborView Mortgage Loan Trust
2.004% due 03/19/2036 ^•		$69	66

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	1,917	2,545

Juno Eclipse Ltd.
0.000% due 11/20/2022 •	EUR	570	607

MASTR Adjustable Rate Mortgages Trust
2.342% due 09/25/2037 •		$11,500	5,262

OBX Trust
2.642% due 04/25/2048 •		1,690	1,694

Ripon Mortgages PLC
1.602% due 08/20/2056 •	GBP	1,095	1,451

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$6,828	6,872

WaMu Mortgage Pass-Through Certificates Trust
4.493% due 03/25/2033 ~		78	80

Washington Mutual Mortgage Pass-Through Certificates Trust
3.089% due 10/25/2046 •		3,221	2,679

Total Non-Agency Mortgage-Backed Securities (Cost $28,499)			28,587

ASSET-BACKED SECURITIES 18.4%

Aegis Asset-Backed Securities Trust
1.962% due 01/25/2037 •		5,348	4,308

ALESCO Preferred Funding Ltd.
2.408% due 12/23/2034 •		221	219

Ameriquest Mortgage Securities Trust
2.132% due 04/25/2036 •		2,125	2,119

Arbor Realty Commercial Real Estate Notes Ltd.
2.730% due 08/15/2027 •		1,400	1,400

Aspen Funding Ltd.
3.610% due 07/10/2037 •		179	179

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asset-Backed Funding Certificates Trust
1.932% due 11/25/2036 •		$4,725	$3,193

Citigroup Mortgage Loan Trust
1.952% due 12/25/2036 •		1,932	1,345

Citigroup Mortgage Loan Trust, Inc.
2.052% due 03/25/2037 •		30	28

Countrywide Asset-Backed Certificates
2.012% due 05/25/2037 •		2,800	2,692
2.012% due 06/25/2047 •		900	873

Countrywide Asset-Backed Certificates Trust
2.322% due 05/25/2036 •		9,800	9,469

EFS Volunteer LLC
2.790% due 10/25/2035 •		1,030	1,020

First Franklin Mortgage Loan Trust
1.912% due 12/25/2036 •		753	724

Harley Marine Financing LLC
5.682% due 05/15/2043 «		95	82

Home Equity Mortgage Loan Asset-Backed Trust
2.092% due 03/25/2036 •		5,000	4,676

HSI Asset Securitization Corp. Trust
1.902% due 12/25/2036 •		1,145	442
1.932% due 01/25/2037 •		3,714	2,958

IXIS Real Estate Capital Trust
1.942% due 01/25/2037 •		4,166	1,974

JPMorgan Mortgage Acquisition Trust
2.042% due 07/25/2036 •		2,067	2,057

Legacy Mortgage Asset Trust
3.555% due 01/28/2070 •		3,095	3,136

LP Credit Card ABS Master Trust
3.822% due 08/20/2024 •		1,128	1,116

Merrill Lynch Mortgage Investors Trust
1.862% due 04/25/2047 •		6,483	3,892

Morgan Stanley ABS Capital, Inc. Trust
1.862% due 10/25/2036 •		2,670	1,703
1.872% due 11/25/2036 •		5,664	3,890
2.062% due 03/25/2036 •		1,700	1,693

Option One Mortgage Loan Trust
2.152% due 01/25/2036 •		5,000	4,650

Saxon Asset Securities Trust
3.542% due 12/25/2037 •		1,765	1,770

SoFi Consumer Loan Program Trust
3.200% due 08/25/2027		370	370

Symphony CLO Ltd.
2.951% due 07/14/2026 •		1,581	1,582

Trapeza CDO Ltd.
2.350% due 01/25/2035 •		861	805

Total Asset-Backed Securities (Cost $57,424)			64,365

SOVEREIGN ISSUES 5.0%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	100	51
3.380% due 12/31/2038 þ		306	159
3.750% due 12/31/2038 þ		$4,676	2,296
4.000% due 03/06/2020 (h)	ARS	2,903	29
5.000% due 01/15/2027	EUR	100	50
5.250% due 01/15/2028		500	249
5.625% due 01/26/2022		$135	70
5.875% due 01/11/2028		280	132
7.820% due 12/31/2033	EUR	69	44
15.500% due 10/17/2026	ARS	7,410	34
42.836% (BADLARPP + 2.000%) due 04/03/2022 ~		24,940	221
45.399% (BADLARPP + 3.250%) due 03/01/2020 ~		470	5
56.589% (ARLLMONP) due 06/21/2020 ~(a)		115,249	1,042
59.928% (BADLARPP) due 10/04/2022 ~(a)		26	0

Autonomous City of Buenos Aires Argentina
51.313% (BADLARPP + 5.000%) due 01/23/2022 ~(a)		3,840	48

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	100	121

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2020 (f)	BRL	4,157	$1,012

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$300	304
3.125% due 10/11/2027		300	315

Kuwait International Government Bond
2.750% due 03/20/2022		274	279
3.500% due 03/20/2027		900	969

Peru Government International Bond
5.350% due 08/12/2040	PEN	390	119
5.400% due 08/12/2034		710	226
5.940% due 02/12/2029		2,125	723
6.150% due 08/12/2032		1,256	431
6.350% due 08/12/2028		2,026	710
6.950% due 08/12/2031		1,336	487
8.200% due 08/12/2026		1,340	515

Provincia de Buenos Aires
45.979% due 05/31/2022 •	ARS	270	2
52.270% (BADLARPP + 3.750%) due 04/12/2025 ~(a)		1,150	9

Qatar Government International Bond
3.875% due 04/23/2023		$200	211
5.103% due 04/23/2048		200	257

Saudi Government International Bond
2.875% due 03/04/2023		200	204
3.250% due 10/26/2026		1,200	1,245
3.625% due 03/04/2028		200	212
4.000% due 04/17/2025		200	216
4.500% due 10/26/2046		400	444
4.625% due 10/04/2047		400	451
5.000% due 04/17/2049		200	239

South Africa Government International Bond
4.850% due 09/30/2029		200	200
5.750% due 09/30/2049		200	195

Turkey Government International Bond
4.625% due 03/31/2025	EUR	300	357
5.600% due 11/14/2024		$500	510
5.625% due 03/30/2021		100	103
5.750% due 03/22/2024		200	205
6.350% due 08/10/2024		400	419
7.250% due 12/23/2023		400	434
7.625% due 04/26/2029		700	775

Venezuela Government International Bond
6.000% due 12/09/2020 ^(c)		122	15
7.000% due 03/31/2038 ^(c)		43	5
7.650% due 04/21/2025 ^(c)		105	13
8.250% due 10/13/2024 ^(c)		157	19
9.000% due 05/07/2023 ^(c)		46	6
9.250% due 09/15/2027 ^(c)		143	17
9.250% due 05/07/2028 ^(c)		83	10
11.750% due 10/21/2026 ^(c)		10	1
11.950% due 08/05/2031 ^(c)		300	36

Total Sovereign Issues (Cost $21,665)			17,451

		SHARES
COMMON STOCKS 0.2%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (d)		133,771	383

iHeartMedia, Inc.		101	1

iHeartMedia, Inc. ‘A’ (d)		7,418	125

			509

CONSUMER DISCRETIONARY 0.1%

Caesars Entertainment Corp. (d)		21,610	294

INDUSTRIALS 0.0%

Westmoreland Mining Holdings LLC «(k)		239	4

Total Common Stocks (Cost $1,039)			807

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	19

Schedule of Investments PIMCO Income Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
WARRANTS 0.2%

COMMUNICATION SERVICES 0.2%

iHeartMedia, Inc.	48,312	$816

Total Warrants (Cost $879)		816

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)	200,000	226

Banco Santander S.A.
6.250% due 09/11/2021 •(i)(j)	100,000	120

Nationwide Building Society
10.250% ~	250	55

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)	100,000	143

		544

INDUSTRIALS 0.1%

General Electric Co.
5.000% due 01/21/2021 •(i)	494,000	484

Total Preferred Securities (Cost $1,010)		1,028

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.4%

REPURCHASE AGREEMENTS (l) 1.1%
			$3,893

SHORT-TERM NOTES 0.3%

Cigna Corp.
2.250% (US0003M + 0.350%) due 03/17/2020 ~		$1,070	1,071

ARGENTINA TREASURY BILLS 0.1%
41.333% due 04/03/2020 «~	ARS	3,250	45
43.313% due 06/22/2020 «~		14,380	213
59.202% due 02/26/2020 - 08/27/2020 (e)(f)		13,407	177

			435

JAPAN TREASURY BILLS 2.9%
(0.197)% due 02/03/2020 (f)(g)	JPY	1,110,000	10,217

Total Short-Term Instruments (Cost $15,837)			15,616

Total Investments in Securities (Cost $422,854)			432,773

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.8%

SHORT-TERM INSTRUMENTS 1.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.8%

PIMCO Short-Term Floating NAV Portfolio III	630,401	$6,237

Total Short-Term Instruments (Cost $6,236)		6,237

Total Investments in Affiliates (Cost $6,236)		6,237

Total Investments 125.3% (Cost $429,090)		$439,010

Financial Derivative Instruments (n)(o) 0.1% (Cost or Premiums, net $(2,946))		454

Other Assets and Liabilities, net (25.4)%		(89,225)

Net Assets 100.0%		$350,239

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Westmoreland Mining Holdings LLC	03/26/2019	$1	$4	0.00%

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	1.520%	12/30/2019	01/06/2020	$2,360	U.S. Treasury Notes 2.875% due 08/15/2028	$(2,361)	$2,360	$2,360
	1.550	12/30/2019	01/06/2020	1,363	U.S. Treasury Notes 2.875% due 10/31/2023	(1,365)	1,363	1,363
FICC	1.250	12/31/2019	01/02/2020	170	U.S. Treasury Bonds 2.875% due 08/15/2045	(178)	170	170

Total Repurchase Agreements						$(3,904)	$3,893	$3,893

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
SCX	1.880%	11/08/2019	02/28/2020	$(3,929)	$(3,941)

Total Reverse Repurchase Agreements					$(3,941)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (0.1)%
Uniform Mortgage-Backed Security, TBA	3.000%	02/01/2050	$500	$(506)	$(506)

U.S. Treasury Obligations (1.1)%
U.S. Treasury Notes	2.875	10/31/2023	1,300	(1,358)	(1,365)
U.S. Treasury Notes	2.875	08/15/2028	2,170	(2,359)	(2,361)

Total U.S. Treasury Obligations				(3,717)	(3,726)

Total Short Sales (1.2)%				$(4,223)	$(4,232)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$3,723	$0	$0	$0	$3,723	$(3,726)	$(3)
FICC	170	0	0	0	170	(178)	(8)
SCX	0	(3,941)	0	0	(3,941)	3,963	22

Master Securities Forward Transaction Agreement
BOS	0	0	0	(2,361)	(2,361)	0	(2,361)
BPG	0	0	0	(1,365)	(1,365)	0	(1,365)

Total Borrowings and Other Financing Transactions	$3,893	$(3,941)	$0	$(3,726)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$0	$(3,941)	$0	$(3,941)

Total Borrowings	$0	$0	$(3,941)	$0	$(3,941)

Payable for reverse repurchase agreements					$(3,941)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	21

Schedule of Investments PIMCO Income Portfolio (Cont.)

(m)	Securities with an aggregate market value of $3,963 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(17,921) at a weighted average interest rate of 2.561%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $30 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February 2020 Futures	$128.000	01/24/2020	3	$3	$(1)	$(1)
Call - CBOT U.S. Treasury 10-Year Note February 2020 Futures	131.000	01/24/2020	3	3	(1)	0

Total Written Options					$(2)	$(1)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2020	368	$47,259	$(412)	$0	$(40)

SHORT FUTURES CONTRACTS
	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Australia Government 10-Year Bond March Futures	03/2020	34	$(3,411)	$62	$18	$0
Japan Government 10-Year Bond March Futures	03/2020	1	(1,401)	1	1	(1)
U.S. Treasury 5-Year Note March Futures	03/2020	130	(15,419)	73	3	0
United Kingdom Long Gilt March Futures	03/2020	95	(16,532)	129	159	(72)

				$265	$181	$(73)

Total Futures Contracts				$(147)	$181	$(113)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
				Notional Amount(3)					Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$	2,168	$(142)	$(71)	$(213)	$1	$0
CDX.IG-33 5-Year Index	(1.000)	Quarterly	12/20/2024		2,400	(43)	(20)	(63)	0	0
iTraxx Europe Main 31 5-Year Index	(1.000)	Quarterly	06/20/2024	EUR	1,480	(46)	(1)	(47)	1	0

						$(231)	$(92)	$(323)	$2	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$776	$(30)	$25	$(5)	$0	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	3,700	(179)	89	(90)	0	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	1,000	(33)	7	(26)	0	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	1,300	(63)	20	(43)	0	0

					$(305)	$141	$(164)	$0	$0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.830%	Maturity	01/02/2023		$3,800	$0	$3	$3	$0	$0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		3,400	0	3	3	0	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		1,100	0	1	1	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		400	1	1	2	0	0
Receive(5)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		1,500	19	0	19	1	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		17,500	(592)	(380)	(972)	16	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		2,400	(127)	39	(88)	3	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		11,200	(399)	(439)	(838)	20	0
Receive	3-Month USD-LIBOR	1.740	Semi-Annual	12/16/2026		400	(2)	4	2	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		1,300	85	(127)	(42)	4	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		800	(1)	(6)	(7)	3	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		800	25	5	30	3	0
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		2,800	(33)	74	41	8	0
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		1,600	(28)	15	(13)	5	0
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		800	(1)	(5)	(6)	3	0
Receive(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		1,800	105	7	112	6	0
Receive	3-Month USD-LIBOR	1.910	Semi-Annual	10/17/2049		300	(7)	21	14	3	0
Receive	3-Month USD-LIBOR	1.895	Semi-Annual	10/18/2049		300	(7)	22	15	3	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		2,200	(8)	(62)	(70)	25	0
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		3,000	40	297	337	32	0
Receive(5)	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		1,200	2	64	66	13	0
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		900	(3)	(25)	(28)	10	0
Receive	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	22,200	(7)	(19)	(26)	3	0
Receive	3-Month ZAR-JIBAR	8.000	Quarterly	03/15/2024		1,300	(3)	(1)	(4)	0	0
Receive	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		4,800	(15)	(3)	(18)	1	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		21,600	0	24	24	0	(5)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	13,870	293	609	902	0	(23)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,090	10	83	93	0	(2)
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	1,800	33	43	76	10	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		200	11	13	24	3	0
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		$700	(1)	9	8	4	0
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	4,600	48	113	161	36	0
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028	JPY	90,000	0	(20)	(20)	0	(1)
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	02/16/2028		50,000	0	(11)	(11)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		220,000	14	(53)	(39)	0	(2)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		5,356,000	(242)	(1,405)	(1,647)	0	(47)
Receive	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		50,000	0	(14)	(14)	0	(1)
Pay	6-Month JPY-LIBOR	0.119	Semi-Annual	08/30/2029		100,000	0	(21)	(21)	1	0
Pay	6-Month JPY-LIBOR	0.125	Semi-Annual	09/06/2029		20,000	0	(4)	(4)	0	0
Pay	6-Month JPY-LIBOR	0.104	Semi-Annual	09/09/2029		22,000	0	(4)	(4)	0	0
Pay	6-Month JPY-LIBOR	0.078	Semi-Annual	09/10/2029		21,000	0	(4)	(4)	0	0
Pay	6-Month JPY-LIBOR	0.086	Semi-Annual	09/11/2029		21,000	0	(4)	(4)	0	0
Pay	6-Month JPY-LIBOR	0.035	Semi-Annual	09/13/2029		21,000	0	(3)	(3)	0	0
Pay	6-Month JPY-LIBOR	0.015	Semi-Annual	09/17/2029		21,000	0	(2)	(2)	0	0
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/25/2029		32,000	0	(5)	(5)	0	0
Pay	6-Month JPY-LIBOR	0.085	Semi-Annual	09/27/2029		26,000	0	(5)	(5)	0	0
Pay	28-Day MXN-TIIE	5.095	Lunar	02/05/2021	MXN	25,500	(28)	(1)	(29)	0	0
Pay	28-Day MXN-TIIE	5.615	Lunar	05/21/2021		14,500	0	(14)	(14)	0	0
Pay	28-Day MXN-TIIE	5.680	Lunar	05/28/2021		14,900	0	(13)	(13)	0	0
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021		2,000	(6)	4	(2)	0	0
Pay	28-Day MXN-TIIE	5.900	Lunar	07/20/2021		19,600	2	(17)	(15)	0	0
Pay	28-Day MXN-TIIE	6.750	Lunar	08/31/2021		4,300	(3)	3	0	0	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		10,200	(33)	25	(8)	0	0
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021		1,200	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.388	Lunar	11/17/2021		900	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		1,200	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022		4,400	0	4	4	0	0
Pay	28-Day MXN-TIIE	5.850	Lunar	05/02/2022		1,900	1	(3)	(2)	0	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		1,800	0	3	3	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		3,400	0	6	6	0	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		42,200	19	61	80	0	0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		1,000	0	2	2	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,700	0	3	3	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		9,500	(3)	18	15	0	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,800	0	7	7	0	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		3,900	(1)	8	7	0	0
Pay	28-Day MXN-TIIE	7.700	Lunar	05/02/2023		2,500	(1)	6	5	0	0
Pay	28-Day MXN-TIIE	5.795	Lunar	06/02/2023		2,900	0	(4)	(4)	0	0
Pay	28-Day MXN-TIIE	6.350	Lunar	09/01/2023		900	0	0	0	0	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	23

Schedule of Investments PIMCO Income Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	5.950%	Lunar	01/30/2026	MXN	3,000	$(18)	$12	$(6)	$0	$0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		12,400	(43)	23	(20)	0	(1)
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		3,800	2	(4)	(2)	0	0
Pay	28-Day MXN-TIIE	7.380	Lunar	11/04/2026		200	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		9,000	13	19	32	0	(1)
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		2,900	0	12	12	0	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		5,200	0	18	18	0	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		26,500	(3)	39	36	0	(1)
Pay	28-Day MXN-TIIE	7.200	Lunar	06/11/2027		2,900	1	3	4	0	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		7,300	0	15	15	0	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		3,300	0	(14)	(14)	0	0
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		100	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		18,900	(10)	(71)	(81)	1	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		300	0	(1)	(1)	0	0
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		2,100	1	(10)	(9)	0	0
Pay	28-Day MXN-TIIE	7.480	Lunar	06/18/2037		1,500	0	3	3	0	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		400	2	(3)	(1)	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		1,500	0	2	2	0	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		3,100	3	(21)	(18)	0	0

							$(895)	$(1,049)	$(1,944)	$218	$(84)

Total Swap Agreements							$(1,431)	$(1,000)	$(2,431)	$220	$(84)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$181	$220	$401	$(1)	$(113)	$(84)	$(198)

Cash of $3,391 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2020		$228	MXN	4,459	$7	$0

BPS	01/2020	BRL	6,700		$1,748	83	0
	01/2020	EUR	748		828	0	(11)
	01/2020	GBP	12,217		15,820	0	(365)
	01/2020		$1,670	BRL	6,700	11	(16)
	01/2020		33	CLP	25,542	1	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	01/2020		$409	GBP	311	$3	$0
	01/2020		209	MXN	4,138	9	0
	07/2020	BRL	1,822		$439	0	(10)

BSH	01/2020		1,297		322	0	(1)
	01/2020		$313	BRL	1,297	9	0
	07/2020	BRL	1,324		$317	0	(9)

CBK	01/2020	AUD	106		72	0	(2)
	01/2020	BRL	7,168		1,770	0	(12)
	01/2020	JPY	72,075		664	0	0
	01/2020	MXN	2,606		132	0	(5)
	01/2020	PEN	261		77	0	(2)
	01/2020		$1,788	BRL	7,168	8	(14)
	01/2020		211	CLP	165,606	9	0
	01/2020		363	JPY	39,700	2	0
	01/2020		2,820	MXN	55,226	93	0
	01/2020		105	TRY	608	0	(3)
	02/2020	JPY	1,110,000		$10,270	39	0
	02/2020		$1,768	BRL	7,168	12	0
	07/2020	BRL	1,011		$244	0	(6)

GLM	01/2020	EUR	14,768		16,322	0	(251)
	01/2020		$8	CLP	6,282	0	0
	01/2020		527	TRY	3,089	0	(10)
	02/2020		4,993	RUB	320,074	140	0

HUS	01/2020	GBP	230		$297	0	(8)
	01/2020	MXN	57,079		2,954	0	(56)
	01/2020		$10	CLP	7,840	0	0
	01/2020		1,787	RUB	118,099	113	0
	01/2020		518	TRY	3,015	0	(13)
	05/2020		2,909	MXN	57,079	55	0

MYI	01/2020	BRL	7,768		$1,927	0	(4)
	01/2020		$1,854	BRL	7,768	85	(8)
	01/2020		368	TRY	2,129	0	(12)
	02/2020	NZD	4,044		$2,586	0	(138)

RBC	01/2020	CLP	58,081		76	0	(1)
	01/2020		$76	CLP	58,081	1	0

SCX	01/2020		104	TRY	605	0	(2)

TOR	01/2020		55	CLP	43,194	3	0

Total Forward Foreign Currency Contracts						$683	$(959)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC CDX.HY-33 5-Year Index	Sell	100.000%	03/18/2020	300	$(1)	$0

BRC	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	21,000	(11)	(18)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	21,000	(25)	(6)

CBK	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	02/19/2020	1,800	(1)	(3)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.625	02/19/2020	1,800	(2)	(1)

GST	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900	06/17/2020	2,800	(2)	0
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	3.000	06/17/2020	3,000	(3)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	1,600	(1)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	1,600	(2)	0

						$(48)	$(30)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 10-Year Interest Rate Swap	3-Month USD - LIBOR	Receive	1.540%	02/04/2020	410	$(2)	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD - LIBOR	Pay	1.890	02/04/2020	410	(2)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD - LIBOR	Receive	1.570	02/05/2020	800	(3)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD - LIBOR	Pay	1.930	02/05/2020	800	(4)	(5)

							$(11)	$(9)

Total Written Options							$(59)	$(39)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	25

Schedule of Investments PIMCO Income Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Mexico Government International Bond	1.000%	Quarterly	06/20/2022	0.364%	$100	$(2)	$4	$2	$0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.229	600	(36)	32	0	(4)

BPS	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.526	100	(6)	7	1	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2022	0.570	900	(40)	52	12	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.397	100	(15)	16	1	0

BRC	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.149	200	1	4	5	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.150	550	(16)	25	9	0

CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	89.488	12	0	(7)	0	(7)
	Brazil Government International Bond	1.000	Quarterly	12/20/2022	0.570	3,000	(116)	155	39	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.991	600	(10)	10	0	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.727	100	0	1	1	0

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.991	400	(6)	6	0	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.559	400	(7)	14	7	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.358	460	(86)	91	5	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.397	600	(94)	101	7	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	0.250	4,660	(102)	206	104	0

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.784	200	(1)	3	2	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	1.075	1,200	(25)	23	0	(2)

NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.345	300	(15)	11	0	(4)

							$(576)	$754	$195	$(17)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
FBF	CMBX.NA.AAA.12 Index	0.500%	Monthly	08/17/2061	$155	$(1)	$1	$0	$0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	11,700	(255)	383	128	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	11,500	(594)	745	151	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,625	1	17	18	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	9,620	(39)	47	8	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	2,349	22	(2)	20	0

						$(866)	$1,191	$325	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	1.908% (3-Month USD-LIBOR)	Maturity	03/20/2020	$2,100	$(12)	$75	$63	$0

Total Swap Agreements								$(1,454)	$2,020	$583	$(17)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$7	$0	$2	$9	$0	$0	$(4)	$(4)	$5	$0	$5
BPS	107	0	14	121	(402)	(9)	0	(411)	(290)	0	(290)
BRC	0	0	77	77	0	(24)	0	(24)	53	0	53
BSH	9	0	0	9	(10)	0	0	(10)	(1)	0	(1)
CBK	163	0	40	203	(44)	(4)	(7)	(55)	148	(260)	(112)
GLM	140	0	0	140	(261)	0	0	(261)	(121)	0	(121)
GST	0	0	402	402	0	(2)	0	(2)	400	(530)	(130)
HUS	168	0	0	168	(77)	0	0	(77)	91	0	91
MYC	0	0	2	2	0	0	(2)	(2)	0	0	0
MYI	85	0	0	85	(162)	0	0	(162)	(77)	0	(77)
NGF	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)
RBC	1	0	0	1	(1)	0	0	(1)	0	0	0
SAL	0	0	46	46	0	0	0	0	46	0	46
SCX	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
TOR	3	0	0	3	0	0	0	0	3	0	3

Total Over the Counter	$683	$0	$583	$1,266	$(959)	$(39)	$(17)	$(1,015)

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$181	$181
Swap Agreements	0	2	0	0	218	220

	$0	$2	$0	$0	$399	$401

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$683	$0	$683
Swap Agreements	0	520	0	0	63	583

	$0	$520	$0	$683	$63	$1,266

	$0	$522	$0	$683	$462	$1,667

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	27

Schedule of Investments PIMCO Income Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	113	113
Swap Agreements	0	0	0	0	84	84

	$0	$0	$0	$0	$198	$198

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$959	$0	$959
Written Options	0	30	0	0	9	39
Swap Agreements	0	17	0	0	0	17

	$0	$47	$0	$959	$9	$1,015

	$0	$47	$0	$959	$207	$1,213

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,027	$2,027
Swap Agreements	0	262	0	0	(2,561)	(2,299)

	$0	$262	$0	$0	$(534)	$(272)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,381	$0	$3,381
Written Options	0	126	0	0	25	151
Swap Agreements	0	450	0	0	208	658

	$0	$576	$0	$3,381	$233	$4,190

	$0	$838	$0	$3,381	$(301)	$3,918

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	(1,246)	(1,246)
Swap Agreements	0	(390)	0	0	550	160

	$0	$(390)	$0	$0	$(695)	$(1,085)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(865)	$0	$(865)
Written Options	0	36	0	0	9	45
Swap Agreements	0	1,001	0	0	72	1,073

	$0	$1,037	$0	$(865)	$81	$253

	$0	$647	$0	$(865)	$(614)	$(832)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$9,332	$1,806	$11,138
Corporate Bonds & Notes
Banking & Finance	0	62,246	0	62,246
Industrials	0	32,221	157	32,378
Utilities	0	15,281	0	15,281
Convertible Bonds & Notes
Industrials	0	201	0	201
Utilities	0	4	0	4
Municipal Bonds & Notes
Illinois	0	454	0	454
Puerto Rico	0	162	0	162
U.S. Government Agencies	0	104,647	0	104,647
U.S. Treasury Obligations	0	77,592	0	77,592
Non-Agency Mortgage-Backed Securities	0	28,587	0	28,587
Asset-Backed Securities	0	64,283	82	64,365
Sovereign Issues	0	17,451	0	17,451
Common Stocks
Communication Services	508	1	0	509
Consumer Discretionary	294	0	0	294
Industrials	0	0	4	4
Warrants
Communication Services	0	816	0	816
Preferred Securities
Banking & Finance	0	544	0	544
Industrials	0	484	0	484
Short-Term Instruments
Repurchase Agreements	0	3,893	0	3,893
Short-Term Notes	0	1,071	0	1,071
Argentina Treasury Bills	0	177	258	435
Japan Treasury Bills	0	10,217	0	10,217

	$802	$429,664	$2,307	$432,773

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,237	$0	$0	$6,237

Total Investments	$7,039	$429,664	$2,307	$439,010

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(506)	0	(506)
U.S. Treasury Obligations	0	(3,726)	0	(3,726)

	$0	$(4,232)	$0	$(4,232)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	181	220	0	401
Over the counter	0	1,266	0	1,266

	$181	$1,486	$0	$1,667

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(113)	(85)	0	(198)
Over the counter	0	(1,015)	0	(1,015)

	$(113)	$(1,100)	$0	$(1,213)

Total Financial Derivative Instruments	$68	$386	$0	$454

Totals	$7,107	$425,818	$2,307	$435,232

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Income Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party

ANNUAL REPORT	DECEMBER 31, 2019	31

Notes to Financial Statements (Cont.)

sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.)

equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$5,549	$117,586	$(116,900)	$2	$0	$6,237	$86	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Bank Obligations  in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolio deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance

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Notes to Financial Statements (Cont.)

policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities   (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2019, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases,

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guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage-Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

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Notes to Financial Statements (Cont.)

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its

38	PIMCO VARIABLE INSURANCE TRUST

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net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility

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Notes to Financial Statements (Cont.)

parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s

40	PIMCO VARIABLE INSURANCE TRUST

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credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that

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Notes to Financial Statements (Cont.)

name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate  Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

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Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and

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Notes to Financial Statements (Cont.)

receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Distribution Rate Risk  is the risk that the Portfolio’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Portfolio performance and other factors.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the

44	PIMCO VARIABLE INSURANCE TRUST

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net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory  Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M		Administrative Class	Advisor Class
0.25%	0.40%	0.40%	*	0.40%	0.40%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M*	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

*	This particular share class has been registered with the SEC, but has not yet launched.

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Notes to Financial Statements (Cont.)

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at December 31, 2019, were as follows (amounts in thousands†):

Expiring within

12 months	13-24 months	25-36 months	Total

$5	$8	$7	$20

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$3,161	$1,002

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$1,039,742	$980,629	$56,486	$34,726

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	0	$0	128	$1,347

Administrative Class	5,391	57,631	4,176	44,020

Advisor Class	2,884	30,837	2,797	29,529
Issued as reinvestment of distributions

Institutional Class	5	53	2	22

Administrative Class	397	4,253	312	3,271

Advisor Class	619	6,629	645	6,765
Cost of shares redeemed

Institutional Class	0	0	0	0

Administrative Class	(2,089)	(22,340)	(3,186)	(33,836)

Advisor Class	(1,940)	(20,668)	(1,800)	(18,973)

Net increase (decrease) resulting from Portfolio share transactions	5,267	$56,395	3,074	$32,145

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 72% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

ANNUAL REPORT	DECEMBER 31, 2019	47

Notes to Financial Statements (Cont.)

December 31, 2019

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Income Portfolio	$10,585	$0	$8,624	$(2)	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, interest accrual on defaulted securities, convertible preferred securities and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Income Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Income Portfolio	$423,826	$20,726	$(12,102)	$8,624

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, interest accrual on defaulted securities, and convertible preferred securities.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Income Portfolio	$10,937	$0	$0	$9,714	$344	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

48	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Income Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2019	49

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.

BOS	BofA Securities, Inc.	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada

BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank

BSH	Banco Santander S.A. - New York Branch	MYC	Morgan Stanley Capital Services LLC

CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	RUB	Russian Ruble

AUD	Australian Dollar	JPY	Japanese Yen	TRY	Turkish New Lira

BRL	Brazilian Real	MXN	Mexican Peso	USD (or $)	United States Dollar

CLP	Chilean Peso	NZD	New Zealand Dollar	ZAR	South African Rand

EUR	Euro	PEN	Peruvian New Sol

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR

BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	PRIME	Daily US Prime Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate

CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

BABs	Build America Bonds	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

50	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).   Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Income Portfolio	0.00%	0.00%	$8,898	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	DECEMBER 31, 2019	51

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2019	53

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

54	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

ANNUAL REPORT	DECEMBER 31, 2019	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

ANNUAL REPORT	DECEMBER 31, 2019	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

ANNUAL REPORT	DECEMBER 31, 2019	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

60	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT20AR_123119

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to

4	PIMCO VARIABLE INSURANCE TRUST

develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	02/16/99	04/10/00	02/16/99	04/30/14	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of December 31, 2019†§

United States	41.6%

Japan	11.3%

United Kingdom	8.4%

Short-Term Instruments‡	5.7%

China	4.5%

Denmark	4.0%

Spain	3.9%

Italy	3.8%

Cayman Islands	2.3%

France	1.8%

South Korea	1.5%

Qatar	1.2%

Canada	1.2%

Saudi Arabia	1.1%

Netherlands	1.1%

Germany	1.0%

Other	5.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Years	10 Years	Inception≈
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	7.17%	3.85%	5.73%	5.66%
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	7.01%	3.70%	5.57%	5.27%
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Advisor Class	6.90%	3.60%	—	4.46%
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index±	7.57%	3.87%	4.29%	4.65%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 02/28/1999.

± Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.81% for Institutional Class shares, 0.96% for Administrative Class shares, and 1.06% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Portfolio’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to duration in core eurozone countries in the second and third quarters of 2019 contributed to relative performance as core eurozone yields — as shown by the euro swaps curve — decreased.

»

Holdings of emerging markets external debt contributed to relative performance as spreads tightened. The JP Morgan Emerging Market Bond Index (EMBI), which generally tracks the spread of emerging market external debt, decreased.

»	Positions in high-yield corporates contributed to relative performance as spreads tightened.

»	Underweight exposure to duration in periphery Eurozone countries in the first half of the reporting period, specifically Italy, detracted from relative performance as yields decreased.

»

Curve positioning in the U.S. — particularly underweight exposure to the long-end of the yield curve (notably the 30 year) — detracted from relative performance as the yield curve flattened in the third quarter of 2019.

»	Long exposure to the Japanese yen detracted from relative performance as the Japanese yen depreciated relative to the U.S. dollar during the fourth quarter of 2019.

ANNUAL REPORT	DECEMBER 31, 2019	7

Expense Example PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,013.70	$4.59	$1,000.00	$1,020.78	$4.61	0.90%
Administrative Class	1,000.00	1,012.90	5.36	1,000.00	1,020.02	5.38	1.05
Advisor Class	1,000.00	1,012.40	5.86	1,000.00	1,019.51	5.89	1.15

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	DECEMBER 31, 2019	9

Financial Highlights PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total	Net Asset Value End of Year(a)
Institutional Class

12/31/2019	$10.84	$0.22	$0.55	$0.77	$(0.21)	$(0.08)	$(0.29)	$11.32

12/31/2018	10.79	0.20	0.05	0.25	(0.16)	(0.04)	(0.20)	10.84

12/31/2017	11.02	0.15	0.17	0.32	(0.55)	0.00	(0.55)	10.79

12/31/2016	10.54	0.16	0.54	0.70	(0.18)	(0.04)	(0.22)	11.02

12/31/2015	10.90	0.13	(0.09)	0.04	(0.35)	(0.05)	(0.40)	10.54
Administrative Class

12/31/2019	10.84	0.21	0.55	0.76	(0.20)	(0.08)	(0.28)	11.32

12/31/2018	10.79	0.18	0.05	0.23	(0.14)	(0.04)	(0.18)	10.84

12/31/2017	11.02	0.13	0.17	0.30	(0.53)	0.00	(0.53)	10.79

12/31/2016	10.54	0.14	0.54	0.68	(0.16)	(0.04)	(0.20)	11.02

12/31/2015	10.90	0.10	(0.07)	0.03	(0.34)	(0.05)	(0.39)	10.54
Advisor Class

12/31/2019	10.84	0.19	0.56	0.75	(0.19)	(0.08)	(0.27)	11.32

12/31/2018	10.79	0.17	0.05	0.22	(0.13)	(0.04)	(0.17)	10.84

12/31/2017	11.02	0.12	0.17	0.29	(0.52)	0.00	(0.52)	10.79

12/31/2016	10.54	0.13	0.54	0.67	(0.15)	(0.04)	(0.19)	11.02

12/31/2015	10.90	0.10	(0.08)	0.02	(0.33)	(0.05)	(0.38)	10.54

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

7.17%	$9,105	0.86%	0.86%	0.75%	0.75%	1.98%	272%

2.27	7,483	0.81	0.81	0.75	0.75	1.85	185

2.92	6,705	0.78	0.78	0.75	0.75	1.37	158

6.63	5,045	0.78	0.78	0.75	0.75	1.46	330

0.44	3,001	0.75	0.75	0.75	0.75	1.15	302

7.01	79,540	1.01	1.01	0.90	0.90	1.83	272

2.12	78,640	0.96	0.96	0.90	0.90	1.70	185

2.76	76,989	0.93	0.93	0.90	0.90	1.21	158

6.48	64,537	0.93	0.93	0.90	0.90	1.31	330

0.29	73,278	0.90	0.90	0.90	0.90	0.90	302

6.90	477,388	1.11	1.11	1.00	1.00	1.73	272

2.02	444,881	1.06	1.06	1.00	1.00	1.59	185

2.66	431,545	1.03	1.03	1.00	1.00	1.11	158

6.37	341,567	1.03	1.03	1.00	1.00	1.21	330

0.19	221,379	1.00	1.00	1.00	1.00	0.90	302

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Statement of Assets and Liabilities PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$757,451
Investments in Affiliates	34,685
Financial Derivative Instruments
Exchange-traded or centrally cleared	955
Over the counter	4,143
Cash	1
Deposits with counterparty	3,411
Foreign currency, at value	3,973
Receivable for investments sold	22,890
Receivable for TBA investments sold	92,918
Receivable for Portfolio shares sold	8
Interest and/or dividends receivable	3,819
Dividends receivable from Affiliates	66
Other assets	2
Total Assets	924,322

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$70,582
Payable for sale-buyback transactions	10,247
Payable for short sales	9,955
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,317
Over the counter	6,152
Payable for investments purchased	13,260
Payable for investments in Affiliates purchased	62
Payable for TBA investments purchased	244,211
Deposits from counterparty	1,352
Payable for Portfolio shares redeemed	677
Accrued investment advisory fees	119
Accrued supervisory and administrative fees	238
Accrued distribution fees	101
Accrued servicing fees	10
Other liabilities	6
Total Liabilities	358,289

Net Assets	$566,033

Net Assets Consist of:

Paid in capital	$539,179
Distributable earnings (accumulated loss)	26,854

Net Assets	$566,033

Net Assets:

Institutional Class	$9,105
Administrative Class	79,540
Advisor Class	477,388

Shares Issued and Outstanding:

Institutional Class	805
Administrative Class	7,028
Advisor Class	42,182

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.32
Administrative Class	11.32
Advisor Class	11.32

Cost of investments in securities	$740,282
Cost of investments in Affiliates	$34,753
Cost of foreign currency held	$3,977
Proceeds received on short sales	$9,832
Cost or premiums of financial derivative instruments, net	$777

* Includes repurchase agreements of:	$2,462

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Interest, net of foreign taxes*	$14,858
Dividends	13
Dividends from Investments in Affiliates	870
Total Income	15,741

Expenses:

Investment advisory fees	1,386
Supervisory and administrative fees	2,772
Servicing fees - Administrative Class	123
Distribution and/or servicing fees - Advisor Class	1,159
Trustee fees	13
Interest expense	589
Miscellaneous expense	2
Total Expenses	6,044

Net Investment Income (Loss)	9,697

Net Realized Gain (Loss):

Investments in securities	2,025
Investments in Affiliates	(3)
Exchange-traded or centrally cleared financial derivative instruments	3,834
Over the counter financial derivative instruments	10,834
Short sales	(951)
Foreign currency	(4,311)

Net Realized Gain (Loss)	11,428

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	19,646
Investments in Affiliates	39
Exchange-traded or centrally cleared financial derivative instruments	(4,897)
Over the counter financial derivative instruments	1,505
Short sales	(170)
Foreign currency assets and liabilities	(532)

Net Change in Unrealized Appreciation (Depreciation)	15,591

Net Increase (Decrease) in Net Assets Resulting from Operations	$36,716

* Foreign tax withholdings	$23

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Statements of Changes in Net Assets PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$9,697	$8,604
Net realized gain (loss)	11,428	19,859
Net change in unrealized appreciation (depreciation)	15,591	(17,696)

Net Increase (Decrease) in Net Assets Resulting from Operations	36,716	10,767

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(216)	(130)
Administrative Class	(2,042)	(1,265)
Advisor Class	(10,887)	(6,925)

Total Distributions(a)	(13,145)	(8,320)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	11,458	13,318

Total Increase (Decrease) in Net Assets	35,029	15,765

Net Assets:

Beginning of year	531,004	515,239
End of year	$566,033	$531,004

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 133.8%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	200	$102
42.836% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	8,070	72
56.589% (ARLLMONP) due 06/21/2020 ~(a)		15,430	139

Autonomous City of Buenos Aires Argentina
51.313% (BADLARPP + 5.000%) due 01/23/2022 ~(a)		70	1

Total Argentina (Cost $1,212)			314

AUSTRALIA 0.6%

ASSET-BACKED SECURITIES 0.1%

Driver Australia Trust
1.788% due 07/21/2026	AUD	422	296

CORPORATE BONDS & NOTES 0.1%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$300	315

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Pepper Residential Securities Trust
2.666% due 03/12/2061 •		1,016	1,016

RESIMAC Bastille Trust
2.634% due 09/05/2057 •		1,213	1,213

			2,229

SOVEREIGN ISSUES 0.0%

New South Wales Treasury Corp.
2.750% due 11/20/2025 (f)	AUD	132	107

Total Australia (Cost $2,996)			2,947

BRAZIL 0.4%

CORPORATE BONDS & NOTES 0.4%

Petrobras Global Finance BV
5.093% due 01/15/2030		$1,878	2,015
6.125% due 01/17/2022		102	109

Total Brazil (Cost $2,058)			2,124

CANADA 1.6%

CORPORATE BONDS & NOTES 0.7%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$95	97

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		500	509

Enbridge, Inc.
2.410% (US0003M + 0.400%) due 01/10/2020 ~		1,200	1,200
2.594% (US0003M + 0.700%) due 06/15/2020 ~		400	401

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	607

HSBC Bank Canada
3.300% due 11/28/2021		$1,200	1,231

			4,045

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Canadian Mortgage Pools
2.065% (CDOR01 + 0.100%) due 06/01/2020 ~		132	102
2.265% (CDOR01 + 0.300%) due 07/01/2020 - 08/01/2020 ~		518	399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	488	$381

			882

SOVEREIGN ISSUES 0.7%

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		473	458

Province of Ontario
2.600% due 06/02/2027		3,500	2,762
6.200% due 06/02/2031		100	106

Province of Quebec
3.000% due 09/01/2023		1,100	879

			4,205

Total Canada (Cost $9,005)			9,132

CAYMAN ISLANDS 3.3%

ASSET-BACKED SECURITIES 2.2%

Avery Point CLO Ltd.
3.123% due 01/18/2025 •		$310	310

Cent CLO Ltd.
3.071% due 10/15/2026 •		1,400	1,398

Dryden Senior Loan Fund
2.886% due 10/15/2027 •		1,200	1,198

Evans Grove CLO Ltd.
2.834% due 05/28/2028 •		300	298

LCM LP
3.006% due 10/20/2027 •		1,400	1,393

Marathon CLO Ltd.
2.765% due 11/21/2027 •		1,300	1,297

Mountain View CLO Ltd.
2.801% due 10/15/2026 •		231	231

Octagon Investment Partners Ltd.
3.101% due 04/15/2026 •		282	283

Staniford Street CLO Ltd.
3.074% due 06/15/2025 •		164	164

Symphony CLO Ltd.
2.951% due 07/14/2026 •		1,400	1,401

THL Credit Wind River CLO Ltd.
2.881% due 01/15/2026 •		1,005	1,005

Tralee CLO Ltd.
3.076% due 10/20/2028 •		1,300	1,294

Venture CDO Ltd.
2.881% due 04/15/2027 •		300	299

WhiteHorse Ltd.
2.932% due 04/17/2027 •		231	231

Zais CLO Ltd.
3.151% due 04/15/2028 •		1,400	1,401

			12,203

CORPORATE BONDS & NOTES 1.1%

KSA Sukuk Ltd.
2.894% due 04/20/2022		500	509

QNB Finance Ltd.
3.264% (US0003M + 1.350%) due 05/31/2021 ~		4,500	4,532

Sands China Ltd.
4.600% due 08/08/2023		300	317
5.125% due 08/08/2025		200	220
5.400% due 08/08/2028		500	565

Tencent Holdings Ltd.
3.595% due 01/19/2028		200	209

			6,352

Total Cayman Islands (Cost $18,455)			18,555

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 6.3%

SOVEREIGN ISSUES 6.3%

China Development Bank
3.050% due 08/25/2026	CNY	10,200	$1,425
3.180% due 04/05/2026		16,800	2,370
3.500% due 08/13/2026		4,700	674
3.680% due 02/26/2026		80,400	11,683
3.740% due 09/10/2025		10,200	1,488
3.800% due 01/25/2036		5,000	708
4.040% due 04/10/2027		25,300	3,736
4.040% due 07/06/2028		3,300	486
4.150% due 10/26/2025		2,600	387
4.240% due 08/24/2027		46,700	6,978
4.880% due 02/09/2028		24,300	3,782

China Government Bond
2.740% due 08/04/2026		800	113
2.950% due 06/16/2023		2,200	319
3.220% due 12/06/2025		2,200	320
3.290% due 10/18/2023		6,500	950
4.400% due 12/12/2046		500	82

Total China (Cost $35,499)			35,501

DENMARK 5.6%

CORPORATE BONDS & NOTES 5.6%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	43,699	6,438
1.500% due 10/01/2037		5,281	821
1.500% due 10/01/2050		3,631	557
2.000% due 10/01/2047		5,774	902
2.500% due 10/01/2047		35	6

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		47,673	7,015
1.500% due 10/01/2037		728	113
1.500% due 10/01/2050		6,549	999
2.000% due 10/01/2050		2,316	360

Nykredit Realkredit A/S
0.112% due 10/01/2022 •	EUR	1,400	1,588
1.000% due 10/01/2050	DKK	35,400	5,178
1.500% due 10/01/2037		1,726	268
1.500% due 10/01/2050		45,402	6,941
2.000% due 10/01/2050		2,301	359
2.500% due 10/01/2036		159	25
2.500% due 10/01/2047		15	2

Realkredit Danmark A/S
2.500% due 04/01/2036		108	17
2.500% due 07/01/2047		33	5

Total Denmark (Cost $31,389)			31,594

FRANCE 2.5%

CORPORATE BONDS & NOTES 0.2%

Credit Agricole S.A.
2.375% due 01/22/2025		$1,400	1,398

SOVEREIGN ISSUES 2.3%

France Government International Bond
1.500% due 05/25/2050	EUR	800	1,035
2.000% due 05/25/2048 (j)		7,400	10,678
3.250% due 05/25/2045 (j)		800	1,407

			13,120

Total France (Cost $11,925)			14,518

GERMANY 1.4%

CORPORATE BONDS & NOTES 1.4%

Deutsche Bank AG
2.700% due 07/13/2020		$600	600
2.768% (US0003M + 0.815%) due 01/22/2021 ~		1,300	1,295
3.150% due 01/22/2021		500	502
3.961% due 11/26/2025 •		1,400	1,431
4.250% due 10/14/2021		1,800	1,851

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Pfandbriefbank AG
3.375% due 11/22/2021		$600	$615

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)	EUR	200	238

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$900	957

Volkswagen Bank GmbH
1.250% due 08/01/2022	EUR	400	461

Total Germany (Cost $7,772)			7,950

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$800	838

Total Guernsey, Channel Islands (Cost $799)			838

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

AIA Group Ltd.
3.900% due 04/06/2028		$400	429

Total Hong Kong (Cost $399)			429

INDIA 0.2%

CORPORATE BONDS & NOTES 0.2%

ICICI Bank Ltd.
3.500% due 03/18/2020		$200	200

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		500	514

State Bank of India
4.000% due 01/24/2022		200	206

Total India (Cost $907)			920

INDONESIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$300	315

Total Indonesia (Cost $299)			315

IRELAND 1.4%

ASSET-BACKED SECURITIES 0.9%

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	1,200	1,347

Aurium CLO DAC
0.670% due 04/16/2030 •		500	562

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •		650	727

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •		800	897

Toro European CLO DAC
0.900% due 10/15/2030 •		1,300	1,460

			4,993

CORPORATE BONDS & NOTES 0.3%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$800	816

AIB Group PLC
4.750% due 10/12/2023		200	215

SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020		400	401

			1,432

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%

Ireland Government International Bond
5.400% due 03/13/2025	EUR	700	$1,015

Total Ireland (Cost $7,385)			7,440

ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%

Israel Government International Bond
3.250% due 01/17/2028		$500	538
4.125% due 01/17/2048		300	348

Total Israel (Cost $794)			886

ITALY 5.3%

CORPORATE BONDS & NOTES 0.9%

Banca Carige SpA
1.092% (EUR003M + 1.500%) due 05/25/2060 ~	EUR	1,600	1,801
1.298% (EUR003M + 1.700%) due 10/25/2021 ~		1,600	1,819

UniCredit SpA
7.500% due 06/03/2026 •(g)(h)		200	263
7.830% due 12/04/2023		$1,200	1,400

			5,283

SOVEREIGN ISSUES 4.4%

Italy Buoni Poliennali Del Tesoro
0.350% due 11/01/2021	EUR	2,600	2,939
1.350% due 04/01/2030		3,900	4,352
1.450% due 11/15/2024		400	467
1.750% due 07/01/2024 (j)		3,000	3,544
2.450% due 09/01/2033		400	489
2.500% due 11/15/2025		1,900	2,337
2.950% due 09/01/2038 (j)		1,200	1,528
3.000% due 08/01/2029 (j)		5,600	7,245
3.450% due 03/01/2048		150	205
3.850% due 09/01/2049		900	1,310

Italy Government International Bond
6.000% due 08/04/2028	GBP	400	664

			25,080

Total Italy (Cost $29,320)			30,363

JAPAN 15.9%

CORPORATE BONDS & NOTES 1.5%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$700	699
2.431% (US0003M + 0.540%) due 08/04/2020 ~		2,600	2,603

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		600	600

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	227

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		230	233
3.455% due 03/02/2023		600	622

Mizuho Financial Group, Inc.
2.768% (US0003M + 0.880%) due 09/11/2022 ~		700	706
2.888% (US0003M + 1.000%) due 09/11/2024 ~		900	910
3.922% due 09/11/2024 •		500	526

ORIX Corp.
3.250% due 12/04/2024		200	208

Sumitomo Mitsui Financial Group, Inc.
3.565% (US0003M + 1.680%) due 03/09/2021 ~		600	610

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	500	578

			8,522

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 14.4%

Japan Bank for International Cooperation
1.750% due 10/17/2024		$500	$493
3.250% due 07/20/2023		700	731
3.375% due 10/31/2023		300	316

Japan Finance Organization for Municipalities
2.125% due 04/13/2021		2,100	2,105
2.625% due 04/20/2022		1,600	1,622

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	455,292	4,312
0.100% due 03/20/2029		2,530,000	23,597
0.100% due 06/20/2029		610,000	5,686
0.300% due 06/20/2046		620,000	5,610
0.500% due 09/20/2046		402,000	3,821
0.500% due 03/20/2049		568,000	5,364
0.700% due 12/20/2048		772,000	7,688
1.200% due 09/20/2035		1,410,000	15,067
1.300% due 06/20/2035		340,000	3,675

Tokyo Metropolitan Government
2.000% due 05/17/2021		$700	700
2.500% due 06/08/2022		600	607

			81,394

Total Japan (Cost $88,960)			89,916

KUWAIT 0.6%

SOVEREIGN ISSUES 0.6%

Kuwait International Government Bond
2.750% due 03/20/2022		$200	204
3.500% due 03/20/2027		2,800	3,014

Total Kuwait (Cost $2,979)			3,218

LITHUANIA 0.3%

SOVEREIGN ISSUES 0.3%

Lithuania Government International Bond
1.100% due 04/26/2027	EUR	600	714
6.125% due 03/09/2021		$1,000	1,049

Total Lithuania (Cost $1,743)			1,763

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%

Aroundtown S.A.
1.625% due 01/31/2028	EUR	700	813

Blackstone Property Partners Europe Holdings SARL
1.400% due 07/06/2022		400	460

Emerald Bay S.A.
0.000% due 10/08/2020 (d)		289	317

Total Luxembourg (Cost $1,566)			1,590

MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Preferred Term Securities Ltd.
2.294% (US0003M + 0.400%) due 06/23/2035 ~		$809	745

Total Multinational (Cost $612)			745

NETHERLANDS 1.4%

ASSET-BACKED SECURITIES 0.3%

Chapel BV
0.000% due 07/17/2066 •	EUR	23	25

Dryden Euro CLO BV
0.880% due 01/15/2030 •		1,200	1,347

Penta CLO BV
0.790% due 08/04/2028 •		552	620

			1,992

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.1%

Cooperatieve Rabobank UA
3.125% due 04/26/2021		$400	$406
5.500% due 06/29/2020 •(g)(h)	EUR	200	230
6.875% due 03/19/2020 (h)		700	797

Enel Finance International NV
2.650% due 09/10/2024		$1,300	1,305
2.875% due 05/25/2022		1,100	1,114

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		500	500

NXP BV
4.125% due 06/01/2021		800	820

Syngenta Finance NV
3.698% due 04/24/2020		700	702

Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	300	341

Vonovia Finance BV
5.000% due 10/02/2023		$100	108

			6,323

		SHARES
PREFERRED SECURITIES 0.0%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		150,000	215

Total Netherlands (Cost $8,441)			8,530

		PRINCIPAL AMOUNT (000S)
NORWAY 0.3%

CORPORATE BONDS & NOTES 0.3%

DNB Boligkreditt A/S
2.500% due 03/28/2022		$1,100	1,115
3.250% due 06/28/2023		500	520

			1,635

SOVEREIGN ISSUES 0.0%

Norway Government International Bond
3.750% due 05/25/2021	NOK	1,800	212

Total Norway (Cost $1,846)			1,847

PERU 0.8%

CORPORATE BONDS & NOTES 0.1%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,900	579

SOVEREIGN ISSUES 0.7%

Peru Government International Bond
5.350% due 08/12/2040		1,100	335
5.940% due 02/12/2029		800	272
6.350% due 08/12/2028		9,400	3,294

			3,901

Total Peru (Cost $4,161)			4,480

POLAND 0.3%

CORPORATE BONDS & NOTES 0.0%

PKO Bank Hipoteczny S.A.
0.250% due 11/23/2021	EUR	200	226

SOVEREIGN ISSUES 0.3%

Poland Government International Bond
2.250% due 04/25/2022	PLN	6,600	1,766

Total Poland (Cost $1,889)			1,992

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QATAR 1.6%

SOVEREIGN ISSUES 1.6%

Qatar Government International Bond
3.375% due 03/14/2024		$400	$419
3.875% due 04/23/2023		3,800	4,017
4.000% due 03/14/2029		2,200	2,460
4.500% due 04/23/2028		1,800	2,066
4.817% due 03/14/2049		200	248

Total Qatar (Cost $8,392)			9,210

SAUDI ARABIA 1.5%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$400	404

SOVEREIGN ISSUES 1.4%

Saudi Government International Bond
2.375% due 10/26/2021		3,700	3,717
2.875% due 03/04/2023		1,000	1,019
3.250% due 10/26/2026		400	415
3.625% due 03/04/2028		500	529
4.000% due 04/17/2025		1,900	2,052
4.375% due 04/16/2029		400	450

			8,182

Total Saudi Arabia (Cost $8,258)			8,586

SINGAPORE 0.6%

CORPORATE BONDS & NOTES 0.6%

BOC Aviation Ltd.
2.375% due 09/15/2021		$1,000	998
3.500% due 09/18/2027		300	308

Clifford Capital Pte. Ltd.
3.380% due 03/07/2028		600	640

DBS Bank Ltd.
3.300% due 11/27/2021		400	411

Oversea-Chinese Banking Corp. Ltd.
2.354% (US0003M + 0.450%) due 05/17/2021 ~		700	701

PSA Treasury Pte. Ltd.
2.500% due 04/12/2026		400	403

Total Singapore (Cost $3,358)			3,461

SLOVENIA 0.3%

SOVEREIGN ISSUES 0.3%

Slovenia Government International Bond
5.250% due 02/18/2024		$1,419	1,605

Total Slovenia (Cost $1,477)			1,605

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%

South Africa Government International Bond
4.850% due 09/30/2029		$500	501

Total South Africa (Cost $500)			501

SOUTH KOREA 2.2%

CORPORATE BONDS & NOTES 0.1%

Kookmin Bank
2.125% due 10/21/2020		$400	400

SOVEREIGN ISSUES 2.1%

Korea Government International Bond
2.125% due 06/10/2027	KRW	1,225,000	1,096
2.375% due 12/10/2027		1,350,000	1,230
2.375% due 12/10/2028		5,820,000	5,322

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.625% due 06/10/2028	KRW	2,450,000	$2,279
5.500% due 03/10/2028		1,350,000	1,513

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$200	210

			11,650

Total South Korea (Cost $12,080)			12,050

SPAIN 5.5%

ASSET-BACKED SECURITIES 0.0%

Driver Espana Five FDT
0.000% due 12/21/2028 •	EUR	82	92

CORPORATE BONDS & NOTES 0.3%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)		200	245

Banco Santander S.A.
3.848% due 04/12/2023		$200	209

Merlin Properties Socimi S.A.
2.225% due 04/25/2023	EUR	200	238

Telefonica Emisiones S.A.
5.134% due 04/27/2020		$800	807

			1,499

		SHARES
PREFERRED SECURITIES 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(g)(h)		400,000	452

Banco Santander S.A.
5.250% due 09/29/2023 •(g)(h)		200,000	240
6.250% due 09/11/2021 •(g)(h)		400,000	479

			1,171

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 5.0%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	200	278
4.900% due 09/15/2021		1,000	1,206
4.950% due 02/11/2020		1,370	1,545

Autonomous Community of Valencia
4.900% due 03/17/2020		600	680

Spain Government International Bond
0.250% due 07/30/2024		2,200	2,506
0.600% due 10/31/2029 (j)		6,600	7,503
1.400% due 07/30/2028 (j)		6,400	7,813
1.450% due 04/30/2029 (j)		3,100	3,802
2.700% due 10/31/2048		400	597
2.900% due 10/31/2046 (j)		1,600	2,454

			28,384

Total Spain (Cost $29,965)			31,146

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

European Investment Bank
0.500% due 06/21/2023	AUD	500	340
0.500% due 08/10/2023		400	272

Total Supranational (Cost $685)			612

SWEDEN 0.3%

CORPORATE BONDS & NOTES 0.3%

Lansforsakringar Hypotek AB
1.500% due 03/18/2021	EUR	700	803

Stadshypotek AB
2.500% due 04/05/2022		$300	304

Sveriges Sakerstallda Obligationer AB
2.000% due 06/17/2026	SEK	6,000	692

Total Sweden (Cost $1,816)			1,799

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	17

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWITZERLAND 0.4%

CORPORATE BONDS & NOTES 0.3%

Credit Suisse AG
0.750% due 09/17/2021	EUR	200	$228
6.500% due 08/08/2023 (h)		$200	224

Credit Suisse Group AG
3.094% (US0003M + 1.200%) due 12/14/2023 ~		800	809
3.869% due 01/12/2029 •		250	266
4.282% due 01/09/2028		250	272

			1,799

SOVEREIGN ISSUES 0.1%

Switzerland Government International Bond
3.500% due 04/08/2033	CHF	300	471

Total Switzerland (Cost $2,182)			2,270

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.1%

First Abu Dhabi Bank PJSC
2.250% due 02/11/2020		$500	500
3.000% due 03/30/2022		200	203

			703

SOVEREIGN ISSUES 0.3%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		500	507
3.125% due 10/11/2027		900	944

			1,451

Total United Arab Emirates (Cost $2,092)			2,154

UNITED KINGDOM 11.7%

CORPORATE BONDS & NOTES 7.1%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$3,300	3,711

Barclays PLC
3.340% (US0003M + 1.430%) due 02/15/2023 ~		700	706
3.650% due 03/16/2025		600	626
4.011% (US0003M + 2.110%) due 08/10/2021 ~		600	614
4.610% due 02/15/2023 •		1,300	1,358
4.836% due 05/09/2028		200	216
7.125% due 06/15/2025 •(g)(h)	GBP	500	750
7.750% due 09/15/2023 •(g)(h)		$300	328
8.000% due 12/15/2020 •(g)(h)	EUR	200	240
8.000% due 06/15/2024 •(g)(h)		$400	448

Clydesdale Bank PLC
2.250% due 04/21/2020	GBP	700	930

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ		400	545

FCE Bank PLC
1.660% due 02/11/2021	EUR	200	228

Frontier Finance PLC
8.000% due 03/23/2022	GBP	1,500	2,043

HSBC Holdings PLC
2.504% (US0003M + 0.600%) due 05/18/2021 ~		$600	601
2.904% (US0003M + 1.000%) due 05/18/2024 ~		300	303
4.041% due 03/13/2028 •		400	428
4.583% due 06/19/2029 •		800	894
4.750% due 07/04/2029 •(g)(h)	EUR	200	253
5.875% due 09/28/2026 •(g)(h)	GBP	300	438
6.500% due 03/23/2028 •(g)(h)		$700	771

Imperial Brands Finance PLC
2.950% due 07/21/2020		800	802

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	820
5.125% due 03/07/2025		700	1,104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
3.900% due 03/12/2024		$700	$739
4.050% due 08/16/2023		1,300	1,378
4.582% due 12/10/2025		500	541
5.125% due 12/27/2024 •(g)(h)	GBP	500	688

Nationwide Building Society
3.766% due 03/08/2024 •		$1,200	1,242
3.960% due 07/18/2030 •		1,000	1,074
4.302% due 03/08/2029 •		400	436

Natwest Markets PLC
0.625% due 03/02/2022	EUR	300	340

NatWest Markets PLC
1.000% due 05/28/2024		800	915

RAC Bond Co. PLC
4.870% due 05/06/2046	GBP	300	395

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		$600	604

Royal Bank of Scotland Group PLC
3.497% (US0003M + 1.550%) due 06/25/2024 ~		800	813
3.875% due 09/12/2023		300	314
4.269% due 03/22/2025 •		1,300	1,381
4.445% due 05/08/2030 •		500	552
4.519% due 06/25/2024 •		1,200	1,275
7.500% due 08/10/2020 •(g)(h)		200	205
8.000% due 08/10/2025 •(g)(h)		500	577
8.625% due 08/15/2021 •(g)(h)		500	542

Santander UK Group Holdings PLC
2.875% due 10/16/2020		1,700	1,710
2.875% due 08/05/2021		400	404
4.796% due 11/15/2024 •		2,400	2,591
7.375% due 06/24/2022 •(g)(h)	GBP	200	289

Santander UK PLC
4.250% due 04/12/2021	EUR	300	356

Tesco PLC
6.125% due 02/24/2022	GBP	50	73

Tesco Property Finance PLC
5.411% due 07/13/2044		191	322
5.661% due 10/13/2041		98	169

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		500	703

Vodafone Group PLC
2.991% (US0003M + 0.990%) due 01/16/2024 ~		$500	507

			40,292

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.9%

Brunel Residential Mortgage Securitisation PLC
1.005% due 01/13/2039 •	GBP	998	1,303

Business Mortgage Finance PLC
2.787% due 02/15/2041 •		193	254

Dukinfield PLC
1.787% due 08/15/2045 •		511	679

Eurohome UK Mortgages PLC
0.948% due 06/15/2044 •		334	430

Eurosail PLC
0.945% due 06/10/2044 •		8	10
1.729% due 06/13/2045 •		477	628

Finsbury Square PLC
1.729% due 09/12/2068 •		921	1,224

Harben Finance PLC
1.602% due 08/20/2056 •		1,024	1,358

Hawksmoor Mortgages
1.761% due 05/25/2053 •		1,917	2,545

Lanark Master Issuer PLC
1.607% due 12/22/2069 •		867	1,153

Mansard Mortgages PLC
1.448% due 12/15/2049 •		134	175

Newgate Funding PLC
0.947% due 12/01/2050 •		275	346
1.798% due 12/15/2050 •		239	303

Paragon Mortgages PLC
1.007% due 01/15/2039 •		683	860

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Mortgage Securities PLC
1.748% due 12/20/2046 •	GBP	848	$1,126
1.998% due 09/20/2065 •		849	1,133

Ripon Mortgages PLC
1.602% due 08/20/2056 •		2,262	3,000

RMAC Securities PLC
0.929% due 06/12/2044 •		426	539

Towd Point Mortgage Funding
0.000% due 07/20/2045 •		2,300	3,046

Towd Point Mortgage Funding PLC
1.820% due 10/20/2051 •		1,511	2,013

			22,125

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		960	211

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.7%

United Kingdom Gilt
3.250% due 01/22/2044 (j)	GBP	900	1,663
4.250% due 12/07/2040		1,200	2,457

			4,120

Total United Kingdom (Cost $64,330)			66,748

UNITED STATES 58.1%

ASSET-BACKED SECURITIES 5.8%

ACE Securities Corp. Home Equity Loan Trust
1.932% due 07/25/2036 •		$1,338	1,062

Amortizing Residential Collateral Trust
2.492% due 10/25/2031 •		1	1

AMRESCO Residential Securities Corp. Mortgage Loan Trust
2.732% due 06/25/2029 •		1	1

Argent Mortgage Loan Trust
2.272% due 05/25/2035 •		1,696	1,631

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.172% due 02/25/2036 •		562	469

Bayview Opportunity Master Fund Trust
4.090% due 02/28/2034 þ		465	465

Citigroup Mortgage Loan Trust
1.952% due 12/25/2036 •		552	384
2.052% due 03/25/2036 •		571	548

Citigroup Mortgage Loan Trust, Inc.
2.052% due 06/25/2037 •		2,700	2,629
2.452% due 07/25/2035 •		1,200	1,187

Countrywide Asset-Backed Certificates
1.922% due 12/25/2036 ^•		393	371
1.932% due 06/25/2035 •		368	335
1.932% due 03/25/2037 •		1,694	1,554
1.932% due 06/25/2037 •		482	453
1.932% due 07/25/2037 •		334	303
1.932% due 06/25/2047 ^•		365	335
1.932% due 06/25/2047 •		1,179	1,113
1.942% due 04/25/2047 ^•		313	302
2.082% due 07/25/2036 •		320	317
4.738% due 08/25/2035 ^~		408	383

Countrywide Asset-Backed Certificates Trust
3.142% due 04/25/2035 •		1,000	1,006

Credit Suisse First Boston Mortgage Securities Corp.
2.412% due 01/25/2032 •		1	1

First Franklin Mortgage Loan Trust
1.907% due 07/25/2036 •		1,185	1,126

GSAMP Trust
2.437% due 11/25/2035 ^•		1,329	1,083

Home Equity Mortgage Loan Asset-Backed Trust
2.032% due 04/25/2037 •		562	416

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSI Asset Securitization Corp. Trust
2.052% due 04/25/2037 •		$776	$523

Long Beach Mortgage Loan Trust
2.352% due 10/25/2034 •		12	12

Merrill Lynch Mortgage Investors Trust
1.942% due 08/25/2037 •		1,384	891

Morgan Stanley ABS Capital, Inc. Trust
1.922% due 10/25/2036 •		144	139

Morgan Stanley Home Equity Loan Trust
1.892% due 12/25/2036 •		994	565
2.022% due 04/25/2037 •		828	551

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^þ		163	70

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.082% due 03/25/2036 •		700	690

NovaStar Mortgage Funding Trust
1.922% due 03/25/2037 •		720	530

Option One Mortgage Loan Trust
1.932% due 01/25/2037 •		428	318

Renaissance Home Equity Loan Trust
4.342% due 12/25/2032 •		331	328
5.294% due 01/25/2037 þ		641	328
5.675% due 06/25/2037 ^þ		1,053	441
5.731% due 11/25/2036 þ		1,004	538

Residential Asset Mortgage Products Trust
2.232% due 12/25/2035 •		365	342
2.252% due 12/25/2035 •		938	828

Residential Asset Securities Corp. Trust
2.042% due 11/25/2036 ^•		2,023	1,942

Saxon Asset Securities Trust
3.542% due 12/25/2037 •		381	360

SLM Student Loan Trust
1.348% due 03/15/2038 •	GBP	562	715

Soundview Home Loan Trust
1.942% due 06/25/2037 •		$83	64
2.042% due 11/25/2036 •		1,400	1,325

Structured Asset Investment Loan Trust
1.922% due 07/25/2036 •		479	376
2.102% due 01/25/2036 •		1,254	1,202

Terwin Mortgage Trust
2.732% due 11/25/2033 •		24	23

Towd Point Mortgage Trust
2.792% due 05/25/2058 •		1,080	1,086

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		1,400	1,422

			33,084

CORPORATE BONDS & NOTES 11.0%

AIG Global Funding
2.300% due 07/01/2022		900	905

Allergan Sales LLC
5.000% due 12/15/2021		600	628

American Airlines Pass-Through Trust
3.000% due 04/15/2030		262	267

American Honda Finance Corp.
2.241% (US0003M + 0.350%) due 11/05/2021 ~		100	100

American Tower Corp.
2.950% due 01/15/2025		800	818
3.450% due 09/15/2021		500	511

AT&T, Inc.
1.800% due 09/05/2026	EUR	1,000	1,201
2.657% (US0003M + 0.750%) due 06/01/2021 ~		$2,700	2,717
2.951% (US0003M + 0.950%) due 07/15/2021 ~		1,400	1,414
3.067% (US0003M + 1.180%) due 06/12/2024 ~		1,600	1,629

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		100	105
4.350% due 04/20/2028		200	217

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayer U.S. Finance LLC
2.577% (US0003M + 0.630%) due 06/25/2021 ~		$300	$301
2.904% (US0003M + 1.010%) due 12/15/2023 ~		500	503
3.875% due 12/15/2023		300	315
4.250% due 12/15/2025		300	324
4.375% due 12/15/2028		700	764

Brandywine Operating Partnership LP
3.950% due 11/15/2027		500	523

Campbell Soup Co.
3.300% due 03/15/2021		200	203
3.650% due 03/15/2023		800	833

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		200	207

Charter Communications Operating LLC
3.750% due 02/15/2028		100	104
4.464% due 07/23/2022		1,300	1,366
5.125% due 07/01/2049		700	761

Citibank N.A.
2.499% (US0003M + 0.600%) due 05/20/2022 ~		1,900	1,908
2.844% due 05/20/2022 •		900	911

Conagra Brands, Inc.
2.512% (US0003M + 0.500%) due 10/09/2020 ~		900	901

Continental Resources, Inc.
4.375% due 01/15/2028		200	213

CVS Health Corp.
3.350% due 03/09/2021		107	109
3.700% due 03/09/2023		400	417

D.R. Horton, Inc.
4.000% due 02/15/2020		1,200	1,203
5.750% due 08/15/2023		1,300	1,437

Daimler Finance North America LLC
2.250% due 03/02/2020		400	400

Delta Air Lines, Inc.
2.875% due 03/13/2020		1,400	1,400

DISH DBS Corp.
5.125% due 05/01/2020		600	604

Dominion Energy Gas Holdings LLC
2.494% (US0003M + 0.600%) due 06/15/2021 ~		800	803

Duke Energy Corp.
2.538% (US0003M + 0.650%) due 03/11/2022 ~		1,300	1,309

EQT Corp.
2.500% due 10/01/2020		500	500
3.000% due 10/01/2022		400	393

ERAC USA Finance LLC
2.600% due 12/01/2021		1,200	1,209

Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	200	226
0.750% due 05/21/2023		300	344
1.700% due 06/30/2022	GBP	200	269

Ford Motor Credit Co. LLC
0.025% due 12/07/2022 •	EUR	100	108
2.425% due 06/12/2020		$200	200
2.853% (US0003M + 0.810%) due 04/05/2021 ~		600	597
3.012% (US0003M + 1.000%) due 01/09/2020 ~		700	700

GATX Corp.
2.611% (US0003M + 0.720%) due 11/05/2021 ~		1,200	1,205

General Electric Co.
0.000% due 05/28/2020 •	EUR	400	448

General Mills, Inc.
3.200% due 04/16/2021		$100	102
3.700% due 10/17/2023		100	105

General Motors Financial Co., Inc.
3.550% due 07/08/2022		700	721

Georgia-Pacific LLC
3.163% due 11/15/2021		400	408

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
3.094% (US0003M + 1.160%) due 04/23/2020 ~	$400	$401
4.223% due 05/01/2029 •	100	110

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	600	616

Harley-Davidson Financial Services, Inc.
2.847% (US0003M + 0.940%) due 03/02/2021 ~	400	402

Hyundai Capital America
2.850% due 11/01/2022	300	303

International Lease Finance Corp.
8.250% due 12/15/2020	500	529

Jackson National Life Global Funding
2.375% due 09/15/2022	1,400	1,413

Kilroy Realty LP
3.450% due 12/15/2024	100	104

Kinder Morgan, Inc.
5.000% due 02/15/2021	400	412

KLA Corp.
4.125% due 11/01/2021	400	414

Kraft Heinz Foods Co.
2.471% (US0003M + 0.570%) due 02/10/2021 ~	900	901

L3Harris Technologies, Inc.
2.416% (US0003M + 0.480%) due 04/30/2020 ~	600	600

MassMutual Global Funding
2.250% due 07/01/2022	1,400	1,411

McDonald’s Corp.
2.366% (US0003M + 0.430%) due 10/28/2021 ~	700	702

Metropolitan Life Global Funding
2.400% due 06/17/2022	600	606

Mid-America Apartments LP
4.200% due 06/15/2028	600	662

MUFG Americas Holdings Corp.
3.000% due 02/10/2025	560	571

Navient Corp.
8.000% due 03/25/2020	100	101

NextEra Energy Capital Holdings, Inc.
2.630% (US0003M + 0.720%) due 02/25/2022 ~	800	807

Nissan Motor Acceptance Corp.
2.651% due 09/28/2022 •	1,000	998

Northwell Healthcare, Inc.
4.260% due 11/01/2047	400	430

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	1,400	1,487

Public Service Co. of Oklahoma
4.400% due 02/01/2021	200	205

Public Service Enterprise Group, Inc.
2.000% due 11/15/2021	400	400

Rockwell Collins, Inc.
2.800% due 03/15/2022	900	916

Sempra Energy
2.344% (US0003M + 0.450%) due 03/15/2021 ~	800	800

SL Green Operating Partnership LP
3.250% due 10/15/2022	500	512

Southern Co.
2.350% due 07/01/2021	500	503

Southern Power Co.
2.458% (US0003M + 0.550%) due 12/20/2020 ~	600	600

Spectra Energy Partners LP
2.592% (US0003M + 0.700%) due 06/05/2020 ~	100	100

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	600	619

Sprint Communications, Inc.
7.000% due 03/01/2020	200	201

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	19

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	$263	$265
4.738% due 09/20/2029	300	319

Textron, Inc.
2.451% (US0003M + 0.550%) due 11/10/2020 ~	700	700

Time Warner Cable LLC
5.000% due 02/01/2020	300	301

United Technologies Corp.
2.554% (US0003M + 0.650%) due 08/16/2021 ~	200	200

Verizon Communications, Inc.
3.010% (US0003M + 1.100%) due 05/15/2025 ~	700	717
4.329% due 09/21/2028	1,012	1,148

Volkswagen Group of America Finance LLC
2.675% (US0003M + 0.770%) due 11/13/2020 ~	300	301
2.841% (US0003M + 0.940%) due 11/12/2021 ~	300	303
3.875% due 11/13/2020	200	203
4.000% due 11/12/2021	300	310

WRKCo, Inc.
3.750% due 03/15/2025	300	317

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	300	300
3.150% due 04/01/2022	2,100	2,144

		62,230

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

CenturyLink, Inc.
4.549% (LIBOR03M + 2.750%) due 01/31/2025 ~	490	492

Charter Communications Operating LLC
3.550% (LIBOR03M + 1.750%) due 02/01/2027 ~	579	584

		1,076

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.6%

American Home Mortgage Investment Trust
3.407% due 09/25/2045 •	15	15

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	389	382

Banc of America Mortgage Trust
4.333% due 02/25/2036 ^~	41	38

Bear Stearns Adjustable Rate Mortgage Trust
3.971% due 08/25/2033 ~	1	1

Bear Stearns ALT-A Trust
1.952% due 02/25/2034 •	33	32
3.874% due 11/25/2035 ^~	22	20
3.952% due 03/25/2036 ^~	100	85
3.962% due 08/25/2036 ^~	35	25
4.103% due 09/25/2035 ^~	21	17

Bear Stearns Structured Products, Inc. Trust
3.649% due 12/26/2046 ^~	22	19

Chase Mortgage Finance Trust
3.797% due 07/25/2037 ~	42	39

Citigroup Mortgage Loan Trust, Inc.
2.142% due 10/25/2035 •	1,759	1,317
3.840% due 09/25/2035 •	3	3

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.859% due 09/25/2035 ^~	208	195

Countrywide Alternative Loan Trust
1.975% due 03/20/2046 •	55	52
2.072% due 02/25/2037 •	42	39
3.239% due 12/25/2035 •	45	41
5.250% due 06/25/2035 ^	7	6
5.704% due 11/25/2035 •	9	9

Countrywide Home Loan Mortgage Pass-Through Trust
2.252% due 05/25/2035 •	21	19
2.432% due 03/25/2035 •	38	35
2.452% due 02/25/2035 •	5	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.841% due 11/25/2034 ~	$5	$5
3.878% due 08/25/2034 ^~	7	7
5.500% due 01/25/2035	337	347

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 08/25/2036 ^	1,366	1,283
5.863% due 02/25/2037 ^~	180	80

DBUBS Mortgage Trust
0.308% due 11/10/2046 ~(a)	400	1
0.700% due 11/10/2046 ~(a)	175	1

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.542% due 10/25/2047 •	778	747

GSR Mortgage Loan Trust
2.122% due 12/25/2034 •	34	33
3.956% due 01/25/2036 ^~	34	35
4.686% due 04/25/2035 ~	151	154

IndyMac Mortgage Loan Trust
2.002% due 05/25/2046 •	426	420
2.272% due 07/25/2035 •	17	17

JPMorgan Mortgage Trust
3.717% due 07/27/2037 ~	70	71
4.007% due 02/25/2036 ^~	19	16

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.180% due 12/15/2030 •	4	4

Morgan Stanley Bank of America Merrill Lynch Trust
0.980% due 12/15/2048 ~(a)	912	22

Morgan Stanley Mortgage Loan Trust
3.985% due 06/25/2036 ~	23	24

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,657	1,658

Residential Accredit Loans, Inc. Trust
1.942% due 02/25/2047 •	29	16
1.972% due 06/25/2046 •	273	106
2.002% due 04/25/2046 •	442	186
3.255% due 10/25/2037 ~	275	260

Structured Adjustable Rate Mortgage Loan Trust
4.373% due 04/25/2034 ~	3	3

Structured Asset Mortgage Investments Trust
2.002% due 05/25/2036 •	10	10
2.012% due 05/25/2036 •	72	70
2.012% due 09/25/2047 •	102	101
2.252% due 05/25/2045 •	15	15
2.344% due 07/19/2034 •	1	1
2.424% due 09/19/2032 •	1	1
2.464% due 03/19/2034 •	3	3
3.739% due 08/25/2047 ^•	31	30

Structured Asset Securities Corp.
2.072% due 01/25/2036 •	229	214

Structured Asset Securities Corp. Mortgage Loan Trust
2.082% due 10/25/2036 •	479	427

TBW Mortgage-Backed Trust
5.970% due 09/25/2036 ^þ	189	14

Thornburg Mortgage Securities Trust
3.252% due 06/25/2047 ^•	26	24
3.252% due 06/25/2047 •	3	3

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	5,365	5,399

Wachovia Mortgage Loan Trust LLC
4.229% due 10/20/2035 ^~	61	61

WaMu Mortgage Pass-Through Certificates Trust
2.102% due 01/25/2045 •	72	71
2.350% due 02/27/2034 •	3	3
3.219% due 06/25/2046 •	30	31
3.239% due 02/25/2046 •	73	74
3.342% due 12/25/2036 ^~	155	146
4.216% due 04/25/2035 ~	25	25
4.419% due 03/25/2035 ~	33	33
4.493% due 03/25/2033 ~	7	7

Washington Mutual Mortgage Pass-Through Certificates Trust
3.179% due 07/25/2046 ^•	22	16

		14,669

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

Bank of America Corp.
5.875% due 03/15/2028 •(g)	700,000	$777

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 30.2%

Fannie Mae
1.912% due 03/25/2034 •	$2	2
1.942% due 08/25/2034 •	1	1
2.058% due 09/25/2042 •	12	12
2.192% due 06/25/2036 •	22	22
3.500% due 11/01/2021 - 01/01/2059	2,123	2,230
3.517% due 12/01/2034 •	2	2
3.527% due 10/01/2044 •	10	10
4.234% due 05/25/2035 ~	6	6
4.537% due 11/01/2034 •	16	17
6.000% due 07/25/2044	7	8

Freddie Mac
2.131% due 01/15/2038 •	301	299
2.240% due 12/15/2032 •	4	4
2.340% due 12/15/2037 •	6	6
2.500% due 01/15/2038 ~(a)	301	20
3.439% due 10/25/2044 •	31	31
4.629% due 04/01/2035 •	40	42
4.750% due 03/01/2035 •	5	5
4.764% due 02/01/2029 •	1	1

Ginnie Mae
2.574% due 05/20/2066 - 06/20/2066 •	3,763	3,787
2.624% due 11/20/2066 •	641	647
3.875% due 04/20/2028 - 06/20/2030 •	2	2

NCUA Guaranteed Notes
2.183% due 11/05/2020 •	519	519
2.273% due 12/08/2020 •	166	167

Uniform Mortgage-Backed Security
3.000% due 10/01/2049	1,391	1,426
3.500% due 10/01/2034 - 05/01/2049	9,023	9,376
4.000% due 03/01/2049	442	460

Uniform Mortgage-Backed Security, TBA
3.000% due 02/01/2050	11,200	11,345
3.500% due 01/01/2050 - 02/01/2050	61,100	62,819
4.000% due 01/01/2050 - 02/01/2050	74,833	77,840

		171,106

U.S. TREASURY OBLIGATIONS 8.2%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (n)	114	114
0.125% due 04/15/2022 (j)(l)(n)	2,328	2,325
0.375% due 07/15/2025 (j)(l)	9,061	9,248
0.500% due 01/15/2028 (j)	9,285	9,528
0.625% due 04/15/2023 (l)	622	631
0.625% due 01/15/2026 (n)	217	223
1.000% due 02/15/2048 (j)	2,505	2,774
1.375% due 02/15/2044 (j)(n)	883	1,043
2.000% due 01/15/2026 (j)(n)	130	144
2.500% due 01/15/2029 (j)	1,259	1,517
3.875% due 04/15/2029 (j)(n)	783	1,045

U.S. Treasury Notes
1.625% due 08/15/2029 (j)	3,300	3,213
1.750% due 11/15/2029	3,300	3,248
2.250% due 11/15/2025 (n)	100	103
2.875% due 04/30/2025 (j)(n)	10,600	11,216

		46,372

Total United States (Cost $322,774)		329,314

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS (i) 0.4%
			$2,462

ARGENTINA TREASURY BILLS 0.0%
47.840% due 05/13/2020 (d)(e)	ARS	1,540	21

CZECH REPUBLIC TREASURY BILLS 0.1%
(0.101)% due 01/10/2020 (d)(e)	CZK	12,000	529

JAPAN TREASURY BILLS 0.5%
(0.150)% due 03/23/2020 (d)(e)	JPY	290,000	2,670

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 0.4%
7.359% due 01/09/2020 - 01/30/2020 (c)(d)	MXN	43,890	$2,312

SOUTH AFRICA TREASURY BILLS 0.2%
7.309% due 02/26/2020 - 03/11/2020 (c)(d)	ZAR	14,500	1,025

U.S. TREASURY BILLS 0.2%
1.586% due 01/02/2020 - 02/27/2020 (c)(d)(n)		$1,070	1,069

Total Short-Term Instruments (Cost $9,962)			10,088

Total Investments in Securities (Cost $740,282)			757,451

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.1%

SHORT-TERM INSTRUMENTS 6.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.1%

PIMCO Short Asset Portfolio	2,901,620	$28,888

PIMCO Short-Term Floating NAV Portfolio III	585,955	5,797

Total Short-Term Instruments (Cost $34,753)		34,685

Total Investments in Affiliates (Cost $34,753)		34,685

Total Investments 139.9% (Cost $775,035)		$792,136

Financial Derivative Instruments (k)(m) (0.4)% (Cost or Premiums, net $777)		(2,371)

Other Assets and Liabilities, net (39.5)%		(223,732)

Net Assets 100.0%		$566,033

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$2,462	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(2,514)	$2,462	$2,462

Total Repurchase Agreements						$(2,514)	$2,462	$2,462

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
CIB	1.880%	11/06/2019	01/06/2020	$(6,657)	$(6,677)
GRE	1.890	11/08/2019	02/07/2020	(2,415)	(2,422)
	1.990	11/20/2019	02/20/2020	(1,281)	(1,284)
	2.040	11/22/2019	02/21/2020	(8,047)	(8,066)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	21

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
IND	(0.420)%	10/17/2019	02/27/2020	EUR	(10,172)	$(11,400)
	(0.400)	10/22/2019	02/27/2020		(1,880)	(2,108)
	(0.360)	10/31/2019	02/27/2020		(1,336)	(1,497)
	(0.330)	10/17/2019	02/27/2020		(5,135)	(5,756)
	(0.330)	10/18/2019	02/27/2020		(2,806)	(3,145)
	(0.310)	10/30/2019	02/27/2020		(1,080)	(1,211)
	(0.280)	11/13/2019	02/27/2020		(3,183)	(3,569)
	0.980	10/25/2019	02/12/2020	GBP	(726)	(964)
	1.950	12/10/2019	01/16/2020		$(1,064)	(1,065)
JPS	1.830	11/19/2019	01/21/2020		(3,259)	(3,266)
MBC	(0.360)	10/17/2019	02/27/2020	EUR	(3,208)	(3,595)
RCY	1.910	11/07/2019	01/16/2020		$(1,747)	(1,753)
RYL	(0.450)	10/17/2019	02/27/2020	EUR	(836)	(937)
	(0.250)	11/08/2019	02/27/2020		(5,504)	(6,171)
	(0.200)	11/14/2019	02/27/2020		(672)	(753)
UBS	(0.400)	10/17/2019	02/27/2020		(3,215)	(3,604)
	(0.330)	10/30/2019	02/27/2020		(1,195)	(1,339)

Total Reverse Repurchase Agreements						$(70,582)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BPG	2.020%	12/10/2019	03/06/2020	$(965)	$(966)
UBS	1.830	12/06/2019	01/03/2020	(1,747)	(1,749)
	1.850	12/06/2019	01/14/2020	(6,243)	(6,252)
	1.920	12/06/2019	01/13/2020	(1,278)	(1,280)

Total Sale-Buyback Transactions					$(10,247)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
Canada (1.7)%
Sovereign Issues (1.7)%
Canada Government Bond	2.750%	12/01/2048	CAD 10,100	$(9,418)	$(9,540)

United States (0.1)%
U.S. Government Agencies (0.1)%
Uniform Mortgage-Backed Security, TBA	3.500	01/01/2035	$ 400	(414)	(415)

Total Short Sales (1.8)%				$(9,832)	$(9,955)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
CIB	$0	$(6,677)	$0	$0	$(6,677)	$6,707	$30
FICC	2,462	0	0	0	2,462	(2,514)	(52)
GRE	0	(11,772)	0	0	(11,772)	11,767	(5)
IND	0	(30,715)	0	0	(30,715)	30,171	(544)
JPS	0	(3,266)	0	0	(3,266)	3,213	(53)
MBC	0	(3,595)	0	0	(3,595)	3,638	43
RCY	0	(1,753)	0	0	(1,753)	1,734	(19)
RYL	0	(7,861)	0	0	(7,861)	7,719	(142)
UBS	0	(4,943)	0	0	(4,943)	4,818	(125)

Master Securities Forward Transaction Agreement
BPG	0	0	(966)	0	(966)	963	(3)
TDM	0	0	0	(9,540)	(9,540)	0	(9,540)
UBS	0	0	(9,281)	0	(9,281)	9,206	(75)

Total Borrowings and Other Financing Transactions	$2,462	$(70,582)	$(10,247)	$(9,540)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(46,050)	$0	$(46,050)
U.S. Treasury Obligations	0	(12,760)	(11,772)	0	(24,532)

Total	$0	$(12,760)	$(57,822)	$0	$(70,582)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(9,281)	(966)	0	(10,247)

Total	$0	$(9,281)	$(966)	$0	$(10,247)

Total Borrowings	$0	$(22,041)	$(58,788)	$0	$(80,829)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(80,829)

(j)	Securities with an aggregate market value of $79,936 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(32,877) at a weighted average interest rate of 1.202%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(8) of deferred price drop.
(4)	Payable for short sales includes $27 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	$110.750	02/21/2020	22	$22	$0	$0
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	111.000	02/21/2020	47	47	0	0
Put - CBOT U.S. Treasury 10-Year Note March 2020 Futures	114.500	02/21/2020	3	3	0	0
Put - CBOT U.S. Treasury 10-Year Note March 2020 Futures	117.000	02/21/2020	7	7	0	0
Put - CBOT U.S. Treasury 10-Year Note March 2020 Futures	117.500	02/21/2020	43	43	0	0
Call - CBOT U.S. Treasury 10-Year Note March 2020 Futures	144.500	02/21/2020	2	2	0	0
Call - CBOT U.S. Treasury 10-Year Note March 2020 Futures	145.000	02/21/2020	75	75	1	0
Call - CME 90-Day Eurodollar June 2022 Futures	99.750	06/13/2022	38	95	9	5
Call - CME 90-Day Eurodollar March 2022 Futures	99.750	03/14/2022	21	53	5	2

Total Purchased Options					$15	$7

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February 2020 Futures	$127.000	01/24/2020	32	$32	$(6)	$(3)
Put - CBOT U.S. Treasury 10-Year Note February 2020 Futures	127.500	01/24/2020	17	17	(5)	(3)
Call - CBOT U.S. Treasury 10-Year Note February 2020 Futures	130.000	01/24/2020	32	32	(14)	(3)
Call - CBOT U.S. Treasury 10-Year Note February 2020 Futures	130.500	01/24/2020	17	17	(4)	(1)

Total Written Options					$(29)	$(10)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	23

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note March Futures	03/2020	242	$ 19,532	$(132)	$6	$(22)
Australia Government 10-Year Bond March Futures	03/2020	130	13,042	(247)	0	(68)
Call Options Strike @ EUR 114.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	353	2	0	0	0
Call Options Strike @ EUR 187.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	25	0	0	0	0
Call Options Strike @ EUR 188.500 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	100	1	0	0	0
Euro-Bobl March Futures	03/2020	182	27,280	(79)	0	(74)
Euro-BTP Italy Government Bond March Futures	03/2020	450	64,397	(377)	0	(119)
Euro-Buxl 30-Year Bond March Futures	03/2020	20	4,450	(116)	0	(69)
Put Options Strike @ EUR 99.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	71	1	0	0	0
U.S. Treasury 5-Year Note March Futures	03/2020	277	32,855	(124)	0	(6)
United Kingdom Long Gilt March Futures	03/2020	20	3,481	(15)	15	(34)

				$ (1,090)	$ 21	$ (392)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond March Futures	03/2020	15	$ (1,588)	$9	$13	$0
Euro-Bund 10-Year Bond March Futures	03/2020	264	(50,487)	768	331	0
Euro-OAT France Government 10-Year Bond March Futures	03/2020	1	(183)	3	1	0
Euro-Schatz March Futures	03/2020	466	(58,494)	53	29	0
Japan Government 10-Year Bond March Futures	03/2020	1	(1,401)	0	1	(1)
U.S. Treasury 10-Year Note March Futures	03/2020	227	(29,152)	(12)	25	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2020	27	(4,905)	165	31	0

				$986	$431	$(1)

Total Futures Contracts				$(104)	$452	$(393)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.053%	EUR	200	$(6)	$4	$(2)	$0	$0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.055	$	700	(15)	8	(7)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.082	EUR	200	(5)	3	(2)	0	0

							$(26)	$15	$(11)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2022	0.181%	$	700	$13	$4	$17	$0	$0
Daimler AG	1.000	Quarterly	12/20/2020	0.132	EUR	200	5	(3)	2	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.345		500	18	8	26	1	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.338		800	0	15	15	0	(1)
Tesco PLC	1.000	Quarterly	06/20/2025	0.962		400	(13)	14	1	0	(1)

							$23	$38	$61	$1	$(2)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-32 10-Year Index	(1.000)%	Quarterly	06/20/2029	$	8,400	$1	$(99)	$(98)	$3	$0
CDX.IG-33 5-Year Index	(1.000)	Quarterly	12/20/2024		2,000	(47)	(6)	(53)	0	0
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		46,300	151	(570)	(419)	18	0
iTraxx Europe Main 31 5-Year Index	(1.000)	Quarterly	06/20/2024	EUR	1,000	(31)	(1)	(32)	0	0
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029		15,600	(116)	(190)	(306)	10	0
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024		800	(24)	(1)	(25)	0	0

						$(66)	$(867)	$(933)	$31	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
iTraxx Crossover 32 5-Year Index	5.000%	Quarterly	12/20/2024	EUR	1,000	$148	$7	$155	$0	$(1)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$	33,900	$0	$5	$5	$0	$0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022		132,700	(1)	14	13	5	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		30,400	0	5	5	1	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		5,100	0	4	4	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		3,900	0	4	4	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		19,800	(2)	15	13	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.086%	Quarterly	04/12/2023		12,500	0	3	3	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		17,000	0	4	4	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024		12,700	0	(4)	(4)	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		10,100	0	(2)	(2)	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029		4,800	0	1	1	0	0

						$(3)	$49	$46	$6	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.905%	Quarterly	12/03/2039	GBP	1,300	$0	$8	$8	$9	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025	$	1,200	0	(78)	(78)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		1,100	0	(72)	(72)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		1,200	0	(80)	(80)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		2,300	0	(153)	(153)	3	0
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021	BRL	800	1	14	15	0	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029	CAD	16,200	333	46	379	0	(102)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		3,100	1	(98)	(97)	0	(21)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		10,300	173	(365)	(192)	0	(73)
Pay	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		600	(86)	34	(52)	0	(9)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		11,000	7	894	901	0	(205)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	1,400	(24)	65	41	0	(3)
Pay	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	7,520	9	39	48	0	0
Pay	3-Month SEK-STIBOR	1.000	Annual	06/19/2029	SEK	13,200	51	1	52	0	(9)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020	$	63,700	1,091	(1,054)	37	5	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		46,900	319	(771)	(452)	6	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		10,500	38	4	42	4	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		23,800	(332)	(42)	(374)	8	0
Receive(7)	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		6,950	0	73	73	5	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		5,950	0	72	72	3	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		7,050	0	94	94	4	0
Receive(7)	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		4,450	0	48	48	3	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		5,800	31	35	66	6	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	25

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	12/18/2024	$	18,400	$(1,001)	$325	$(676)	$20	$0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		28,700	1,539	(2,457)	(918)	80	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		6,900	117	137	254	21	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		9,500	(185)	436	251	30	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		9,400	(44)	(46)	(90)	27	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		5,000	301	9	310	9	0
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		1,100	(1)	(33)	(34)	13	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050		900	(4)	28	24	10	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	7,600	4	5	9	0	(1)
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	13,900	0	13	13	0	(3)
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2022	EUR	12,500	17	46	63	4	0
Receive(7)	6-Month EUR-EURIBOR	0.300	Annual	06/17/2022		11,800	1	11	12	5	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		47,300	(444)	(651)	(1,095)	0	(109)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2025		8,800	0	(43)	(43)	0	(22)
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		3,600	119	56	175	0	(12)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		38,100	(1,168)	(445)	(1,613)	0	(205)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		3,950	349	129	478	61	0
Receive(7)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	$	1,400	1	(17)	(16)	0	(8)
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2022	GBP	17,400	(20)	3	(17)	7	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2025		19,300	159	(32)	127	0	(35)
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		7,800	50	224	274	60	0
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2030		3,700	(14)	31	17	30	0
Pay(7)	6-Month GBP-LIBOR	1.080	Quarterly	12/03/2039		1,300	0	(8)	(8)	0	(10)
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		3,200	(70)	(334)	(404)	0	(68)
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2050		600	(11)	(13)	(24)	0	(13)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	164,000	47	(9)	38	1	0
Pay	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029		1,050,000	164	(81)	83	9	0
Pay	6-Month JPY-LIBOR	0.035	Semi-Annual	11/29/2029		810,000	(19)	(44)	(63)	7	0
Pay	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		130,881	(2)	18	16	2	0
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		20,000	(1)	4	3	0	0
Pay	6-Month PLN-WIBOR	2.405	Annual	01/30/2029	PLN	1,700	0	28	28	0	(1)
Pay	28-Day MXN-TIIE	7.278	Lunar	03/22/2022	MXN	21,800	(5)	20	15	0	0
Pay	28-Day MXN-TIIE	7.317	Lunar	03/23/2022		18,100	(3)	16	13	0	0
Pay	28-Day MXN-TIIE	5.825	Lunar	01/12/2023		27,400	(95)	63	(32)	0	0

							$1,393	$(3,897)	$(2,504)	$458	$(909)

Total Swap Agreements							$1,469	$(4,655)	$(3,186)	$496	$(914)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$7	$452	$496	$955	$(10)	$(393)	$(914)	$(1,317)

(l)

Securities with an aggregate market value of $5,011 and cash of $3,411 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2020	CAD	7		$5	$0	$0
	01/2020	CLP	580,315		792	20	0
	01/2020	CZK	6,000		262	0	(2)
	01/2020	DKK	144,062		21,366	0	(259)
	01/2020	SEK	52		6	0	0
	01/2020		$3,110	AUD	4,580	105	0
	01/2020		566	CAD	740	4	0
	01/2020		564	EUR	507	5	0
	01/2020		494	GBP	380	10	0
	01/2020		693	KRW	823,711	20	0
	02/2020	PLN	519		$135	0	(2)
	03/2020	RON	1,843	EUR	372	0	(12)
	03/2020	ZAR	6,304		$417	0	(29)

BPS	01/2020	DKK	13,045		1,942	0	(16)
	01/2020	EUR	4,471		4,986	0	(32)
	01/2020	GBP	19,804		25,672	5	(571)
	01/2020	JPY	350,951		3,216	0	(15)
	01/2020	NOK	12,037		1,315	0	(56)
	01/2020	SEK	7,397		773	0	(17)
	01/2020		$13	CHF	13	0	0
	01/2020		5,573	EUR	4,994	31	0
	01/2020		5,634	GBP	4,280	36	0
	01/2020		315	KRW	374,850	9	0
	01/2020		552	NZD	844	17	0
	02/2020	PEN	2,794		$824	0	(19)
	02/2020	PLN	5,585		1,454	0	(18)
	02/2020		$1,428	TWD	42,620	0	0
	03/2020	HKD	3,683		$470	0	(2)
	03/2020	RON	1,606	EUR	323	0	(11)
	03/2020		$4,266	IDR	60,831,611	104	0
	05/2020		4,740	INR	348,248	84	0
	09/2020	HKD	2,687		$342	0	(2)

BRC	01/2020	CLP	286,321		380	0	(1)
	01/2020	EUR	706		784	0	(9)
	01/2020	JPY	306,856		2,805	0	(20)
	01/2020		$380	CLP	286,321	1	0
	03/2020		587	KRW	695,947	16	0
	04/2020	INR	349,802		$4,822	0	(28)
	09/2020		$3,765	HKD	29,527	19	0

BSH	01/2020	MXN	35,090		$1,804	0	(46)

CBK	01/2020	BRL	32,906		8,056	0	(124)
	01/2020	CLP	205,434		275	2	0
	01/2020	COP	525,793		157	0	(3)
	01/2020	DKK	8,520		1,266	0	(13)
	01/2020	ILS	989		286	0	(1)
	01/2020	JPY	7,661,941		70,570	43	(1)
	01/2020	MXN	4,300		223	0	(4)
	01/2020	NOK	20,238		2,247	0	(58)
	01/2020		$8,164	BRL	32,906	16	0
	01/2020		1,844	CLP	1,399,142	27	(10)
	01/2020		490	EUR	441	5	0
	01/2020		564	GBP	433	10	0
	01/2020		148	KRW	175,980	4	0
	01/2020		736	MXN	14,405	24	0
	02/2020	COP	3,604,606		$1,062	0	(33)
	02/2020	PEN	10,205		3,028	0	(47)
	02/2020		$7,106	BRL	28,924	78	0
	02/2020		2,118	COP	7,339,981	112	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	27

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	03/2020	CNH	28,932		$4,100	$0	$(49)
	03/2020	KRW	13,330,808		11,362	0	(194)
	03/2020	RON	1,618	EUR	326	0	(11)
	03/2020		$909	PEN	3,090	21	0
	04/2020		1,336	MXN	26,289	33	0

DUB	03/2020	CNH	5,353		$743	0	(25)
	03/2020		$2,793	CNH	19,952	69	0

FBF	01/2020		66	KRW	78,276	2	0
	03/2020	CNH	65		$9	0	0

GLM	01/2020	BRL	9,094		2,256	0	(4)
	01/2020	CHF	635		639	0	(18)
	01/2020	CLP	99,779		133	0	0
	01/2020	COP	2,260,206		676	0	(11)
	01/2020	MXN	4,500		233	0	(5)
	01/2020		$2,156	BRL	9,094	105	0
	01/2020		958	CLP	719,808	5	(5)
	01/2020		30,682	DKK	206,463	310	0
	02/2020	COP	943,949		$278	0	(9)
	03/2020	CNH	4,728		670	0	(8)
	03/2020	EUR	242	RON	1,178	2	0
	04/2020	DKK	200,153		$29,939	0	(292)

HUS	01/2020	BRL	1,515		370	0	(7)
	01/2020	CAD	2,350		1,776	0	(34)
	01/2020	CHF	3,895		3,939	0	(87)
	01/2020	CLP	1,210,602		1,673	62	0
	01/2020	CZK	6,000		262	0	(2)
	01/2020	DKK	25,675		3,822	0	(32)
	01/2020	EUR	506		565	0	(3)
	01/2020	GBP	2,565		3,344	0	(54)
	01/2020	KRW	800,037		690	0	(2)
	01/2020	NZD	829		548	0	(11)
	01/2020		$1,118	AUD	1,622	20	0
	01/2020		376	BRL	1,515	1	0
	01/2020		1,125	GBP	843	0	(8)
	01/2020		357	KRW	425,187	11	0
	01/2020		1,300	RUB	85,944	82	0
	02/2020	KRW	2,730,442		$2,300	0	(65)
	03/2020	CNH	32,931		4,626	0	(97)
	03/2020		$2,272	CNH	16,021	26	0
	03/2020		691	KRW	800,037	3	0
	04/2020		4,767	INR	349,802	82	0

JPM	01/2020	DKK	16,820		$2,490	0	(35)
	01/2020		$408	EUR	367	4	0
	01/2020		2,134	MXN	42,893	128	0
	02/2020	PLN	4,319		$1,127	0	(12)
	05/2020	INR	173,974		2,414	4	0

MYI	01/2020	AUD	825		567	0	(12)
	01/2020	EUR	55,343		61,194	0	(912)
	01/2020	NZD	2,207		1,462	0	(24)
	01/2020	SEK	66		7	0	0
	01/2020		$2,236	CAD	2,972	53	0
	01/2020		8,263	JPY	896,403	2	(12)
	01/2020		2,654	NOK	23,907	70	0
	03/2020	RON	1,620	EUR	326	0	(11)
	03/2020		$3,019	RUB	196,175	116	0
	06/2021		38	EUR	30	0	(4)

RYL	01/2020	CLP	466,943		$613	0	(8)
	01/2020	MXN	57,298		2,966	0	(56)
	01/2020		$613	CLP	466,943	8	0
	01/2020		158	DKK	1,050	0	0
	02/2020	COP	3,391		$1	0	0
	05/2020		$2,921	MXN	57,298	55	0

SCX	01/2020	AUD	299		$208	0	(2)
	01/2020	EUR	1,011		1,124	0	(11)
	01/2020		$1,690	AUD	2,475	48	0
	01/2020		574	CHF	566	11	0
	01/2020		1,131	NZD	1,737	39	0
	01/2020		568	SEK	5,402	9	0

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2020		$902	PLN	3,534	$30	$0
	02/2020	ZAR	4,534		$291	0	(30)
	03/2020	TWD	42,578		1,404	0	(27)
	09/2020	HKD	27,161		3,456	0	(25)

SOG	03/2020	ZAR	3,152		209	0	(14)

SSB	01/2020		$5,992	BRL	25,328	305	0
	03/2020	CNY	235,326		$33,371	0	(357)
	03/2020		$1,726	CNY	12,386	49	0
	05/2020	INR	174,274		$2,424	10	0

TOR	01/2020	CLP	5,976		8	0	0
	01/2020		$577	CLP	458,937	33	0

UAG	01/2020	CAD	11,388		$8,556	0	(214)
	01/2020	JPY	1,222,100		11,191	0	(59)
	03/2020	EUR	1,132	RON	5,509	11	0

Total Forward Foreign Currency Contracts						$2,626	$(4,319)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
HUS	Put - OTC EUR versus NOK	NOK	9.900	01/20/2020	2,530	$5	$23
	Put - OTC USD versus CNH	CNH	6.900	03/06/2020	16,690	51	56

						$56	$79

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	1,900	$ 79	$123

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.779	08/19/2020	2,100	110	194

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	2,000	148	242

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.005	06/08/2020	1,700	68	83
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.984	06/09/2020	1,000	38	52
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	1,700	126	201

							$ 569	$895

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 01/01/2050	$	73.000	01/07/2020	9,500	$0	$0

Total Purchased Options						$625	$974

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475%	02/19/2020	1,300	$ (1)	$ (2)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.725	02/19/2020	1,300	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	2,000	(1)	(2)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	700	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	2,000	(2)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	700	(1)	0

BPS	Put - OTC CDX.IG-33 5-Year Index	Sell	0.900	01/15/2020	1,200	(2)	0
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	02/19/2020	1,000	(1)	(2)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	02/19/2020	1,000	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	02/19/2020	900	0	(1)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	900	0	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	1,800	(3)	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	29

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.900%	02/19/2020	1,100	$ (2)	$ 0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	1,300	(1)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	1,400	(2)	0

BRC	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	600	0	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	600	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	2,700	(1)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	2,700	(3)	(1)

CBK	Put - OTC CDX.IG-33 5-Year Index	Sell	0.900	01/15/2020	1,100	(1)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	1.000	01/15/2020	1,700	(1)	0

CKL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	1,000	(1)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.850	02/19/2020	1,000	(1)	0

DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	1,300	(1)	(3)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	1,300	(2)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	02/19/2020	700	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	02/19/2020	700	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	700	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	600	(1)	0

FBF	Put - OTC CDX.IG-33 5-Year Index	Sell	0.900	01/15/2020	1,200	(1)	0

GST	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	1,400	(1)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	1,400	(1)	0

JLN	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	700	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	700	(1)	0

JPM	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	700	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	700	(1)	0

MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	600	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.900	02/19/2020	600	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	500	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	500	(1)	0

						$ (42)	$ (31)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC GBP versus USD	$	1.285	01/17/2020	2,120	$(17)	$(2)
	Put - OTC GBP versus USD		1.283	01/24/2020	2,131	(17)	(2)

HUS	Call - OTC USD versus CNH	CNH	7.140	03/06/2020	8,345	(51)	(17)

SCX	Put - OTC USD versus CNH		6.950	01/15/2020	2,649	(7)	(7)
	Call - OTC USD versus CNH		7.080	01/15/2020	2,649	(8)	(1)

						$(100)	$(29)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.570%	02/25/2020	15,400	$ (35)	$(9)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.570	02/25/2020	15,400	(35)	(40)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880	09/15/2021	15,800	(78)	(116)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.456	08/19/2020	17,500	(110)	(162)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	16,600	(147)	(244)

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.540	02/24/2020	12,500	(29)	(6)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.540	02/24/2020	12,500	(29)	(38)

MYC	Put - OTC 1-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Pay	1.600	06/08/2020	40,800	(68)	(76)
	Put - OTC 1-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Pay	1.600	06/09/2020	24,000	(38)	(44)
	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.047	06/29/2020	918,000	(3)	(12)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	14,100	(126)	(195)

							$ (698)	$(942)

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	3-Month USD-LIBOR	10/07/2022	9,500	$(10)	$(4)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	3-Month USD-LIBOR	10/11/2022	5,250	(5)	(3)

						$(15)	$(7)

Total Written Options						$(855)	$(1,009)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.085%	$	200	$(7)	$3	$0	$(4)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.085		1,700	(61)	22	0	(39)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.141		3,000	(73)	(16)	0	(89)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.189		800	(15)	(7)	0	(22)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.085		1,200	(41)	14	0	(27)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.141		2,000	(51)	(8)	0	(59)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.085		1,000	(35)	12	0	(23)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.189		1,600	(31)	(14)	0	(45)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.085		1,700	(60)	22	0	(38)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.141		800	(20)	(4)	0	(24)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.141		200	(5)	(1)	0	(6)

								$(399)	$23	$0	$(376)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	1.501%	$	900	$(40)	$21	$0	$(19)

JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.229		400	(21)	18	0	(3)

								$(61)	$39	$0	$(22)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	4,200	$2,898	$1	$55	$56	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.172% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/23/2030	EUR	3,300	3,696	(16)	18	2	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	AUD	4,100	2,829	(15)	70	55	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.181% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	02/18/2030	EUR	1,600	1,760	1	30	31	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	31

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYI	Floating rate equal to 3-Month EUR-EURIBOR less 0.162% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/18/2030	EUR 1,700	$1,901	$(11)	$18	$7	$0

							$(40)	$191	$151	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	1-Year ILS-TELBOR	1.180%	Annual	01/30/2024	ILS	8,500	$0	$113	$113	$0
	Pay	1-Year ILS-TELBOR	1.786	Annual	05/01/2029		1,400	0	39	39	0

CBK	Pay	1-Year ILS-TELBOR	1.755	Annual	04/29/2029		2,100	0	57	57	0

GLM	Pay	1-Year ILS-TELBOR	1.780	Annual	04/22/2029		1,800	0	51	51	0
	Pay	1-Year ILS-TELBOR	1.779	Annual	04/30/2029		1,800	0	50	50	0

HUS	Pay	1-Year ILS-TELBOR	1.785	Annual	04/25/2029		800	0	23	23	0

JPM	Pay	1-Year ILS-TELBOR	1.775	Annual	04/25/2029		2,100	1	58	59	0

								$1	$391	$392	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.908% (3-Month USD-LIBOR)	Maturity	03/20/2020	$	2,600	$16	$(223)	$0	$(207)

FBF	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.908% (3-Month USD-LIBOR)	Maturity	03/20/2020		3,300	10	(83)	0	(73)

GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.908% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/20/2020		1,000	5	(8)	0	(3)
	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.908% (3-Month USD-LIBOR)	Maturity	03/20/2020		5,500	10	(88)	0	(78)

MYC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.908% (3-Month USD-LIBOR)	Maturity	03/20/2020		3,300	10	(75)	0	(65)

									$51	$(477)	$0	$(426)

Total Swap Agreements									$(448)	$167	$543	$(824)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
BOA	$164	$123	$0	$287	$(304)	$(171)	$(4)	$(479)	$(192)	$0	$(192)
BPS	286	0	152	438	(759)	(7)	(128)	(894)	(456)	297	(159)
BRC	36	0	0	36	(58)	(5)	(315)	(378)	(342)	283	(59)
BSH	0	0	0	0	(46)	0	0	(46)	(46)	0	(46)
CBK	375	0	115	490	(548)	0	(23)	(571)	(81)	(300)	(381)
CKL	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
DBL	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
DUB	69	194	0	263	(25)	(162)	0	(187)	76	(60)	16
FBF	2	242	0	244	0	(244)	(73)	(317)	(73)	0	(73)
GLM	422	0	187	609	(352)	(48)	0	(400)	209	0	209
GST	0	0	0	0	0	(2)	(183)	(185)	(185)	296	111
HUS	287	79	23	389	(402)	(17)	(24)	(443)	(54)	0	(54)
JLN	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
JPM	136	0	59	195	(47)	(1)	(9)	(57)	138	(260)	(122)

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
MEI	$0	$0	$0	$0	$0	$(2)	$0	$(2)	$(2)	$0	$(2)
MYC	0	336	0	336	0	(334)	(65)	(399)	(63)	(397)	(460)
MYI	241	0	7	248	(975)	0	0	(975)	(727)	536	(191)
RYL	63	0	0	63	(64)	0	0	(64)	(1)	(10)	(11)
SCX	137	0	0	137	(95)	(8)	0	(103)	34	0	34
SOG	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)
SSB	364	0	0	364	(357)	0	0	(357)	7	(90)	(83)
TOR	33	0	0	33	0	0	0	0	33	0	33
UAG	11	0	0	11	(273)	0	0	(273)	(262)	0	(262)

Total Over the Counter	$2,626	$974	$543	$4,143	$(4,319)	$(1,009)	$(824)	$(6,152)

(n)

Securities with an aggregate market value of $1,445 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	452	452
Swap Agreements	0	32	0	0	464	496

	$0	$32	$0	$0	$923	$955

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,626	$0	$2,626
Purchased Options	0	0	0	79	895	974
Swap Agreements	0	0	0	151	392	543

	$0	$0	$0	$2,856	$1,287	$4,143

	$0	$32	$0	$2,856	$2,210	$5,098

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	33

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$10	$10
Futures	0	0	0	0	393	393
Swap Agreements	0	3	0	0	911	914

	$0	$3	$0	$0	$1,314	$1,317

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,319	$0	$4,319
Written Options	0	31	0	29	949	1,009
Swap Agreements	0	398	0	0	426	824

	$0	$429	$0	$4,348	$1,375	$6,152

	$0	$432	$0	$4,348	$2,689	$7,469

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(10)	$(10)
Written Options	0	0	0	0	162	162
Futures	0	0	0	0	3,614	3,614
Swap Agreements	0	(592)	0	0	660	68

	$0	$(592)	$0	$0	$4,426	$3,834

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,207	$0	$15,207
Purchased Options	0	0	0	(118)	601	483
Written Options	0	67	0	350	(354)	63
Swap Agreements	0	(197)	0	(4,537)	(185)	(4,919)

	$0	$(130)	$0	$10,902	$62	$10,834

	$0	$(722)	$0	$10,902	$4,488	$14,668

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Written Options	0	0	0	0	20	20
Futures	0	0	0	0	456	456
Swap Agreements	0	(2,405)	0	0	(2,962)	(5,367)

	$0	$(2,405)	$0	$0	$(2,492)	$(4,897)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$247	$0	$247
Purchased Options	0	0	0	35	327	362
Written Options	0	19	0	102	(236)	(115)
Swap Agreements	0	74	0	928	9	1,011

	$0	$93	$0	$1,312	$100	$1,505

	$0	$(2,312)	$0	$1,312	$(2,392)	$(3,392)

34	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$314	$0	$314
Australia
Asset-Backed Securities	0	296	0	296
Corporate Bonds & Notes	0	315	0	315
Non-Agency Mortgage-Backed Securities	0	2,229	0	2,229
Sovereign Issues	0	107	0	107
Brazil
Corporate Bonds & Notes	0	2,124	0	2,124
Canada
Corporate Bonds & Notes	0	4,045	0	4,045
Non-Agency Mortgage-Backed Securities	0	882	0	882
Sovereign Issues	0	4,205	0	4,205
Cayman Islands
Asset-Backed Securities	0	12,203	0	12,203
Corporate Bonds & Notes	0	6,352	0	6,352
China
Sovereign Issues	0	35,501	0	35,501
Denmark
Corporate Bonds & Notes	0	31,594	0	31,594
France
Corporate Bonds & Notes	0	1,398	0	1,398
Sovereign Issues	0	13,120	0	13,120
Germany
Corporate Bonds & Notes	0	7,950	0	7,950
Guernsey, Channel Islands
Corporate Bonds & Notes	0	838	0	838
Hong Kong
Corporate Bonds & Notes	0	429	0	429
India
Corporate Bonds & Notes	0	920	0	920
Indonesia
Corporate Bonds & Notes	0	315	0	315
Ireland
Asset-Backed Securities	0	4,993	0	4,993
Corporate Bonds & Notes	0	1,432	0	1,432
Sovereign Issues	0	1,015	0	1,015
Israel
Sovereign Issues	0	886	0	886
Italy
Corporate Bonds & Notes	0	5,283	0	5,283
Sovereign Issues	0	25,080	0	25,080
Japan
Corporate Bonds & Notes	0	8,522	0	8,522
Sovereign Issues	0	81,394	0	81,394
Kuwait
Sovereign Issues	0	3,218	0	3,218
Lithuania
Sovereign Issues	0	1,763	0	1,763
Luxembourg
Corporate Bonds & Notes	0	1,590	0	1,590
Multinational
Corporate Bonds & Notes	0	745	0	745
Netherlands
Asset-Backed Securities	0	1,992	0	1,992
Corporate Bonds & Notes	0	6,323	0	6,323
Preferred Securities	0	215	0	215
Norway
Corporate Bonds & Notes	0	1,635	0	1,635
Sovereign Issues	0	212	0	212
Peru
Corporate Bonds & Notes	0	579	0	579
Sovereign Issues	0	3,901	0	3,901

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Poland
Corporate Bonds & Notes	$0	$226	$0	$226
Sovereign Issues	0	1,766	0	1,766
Qatar
Sovereign Issues	0	9,210	0	9,210
Saudi Arabia
Corporate Bonds & Notes	0	404	0	404
Sovereign Issues	0	8,182	0	8,182
Singapore
Corporate Bonds & Notes	0	3,461	0	3,461
Slovenia
Sovereign Issues	0	1,605	0	1,605
South Africa
Sovereign Issues	0	501	0	501
South Korea
Corporate Bonds & Notes	0	400	0	400
Sovereign Issues	0	11,650	0	11,650
Spain
Asset-Backed Securities	0	92	0	92
Corporate Bonds & Notes	0	1,499	0	1,499
Preferred Securities	0	1,171	0	1,171
Sovereign Issues	0	28,384	0	28,384
Supranational
Corporate Bonds & Notes	0	612	0	612
Sweden
Corporate Bonds & Notes	0	1,799	0	1,799
Switzerland
Corporate Bonds & Notes	0	1,799	0	1,799
Sovereign Issues	0	471	0	471
United Arab Emirates
Corporate Bonds & Notes	0	703	0	703
Sovereign Issues	0	1,451	0	1,451
United Kingdom
Corporate Bonds & Notes	0	40,292	0	40,292
Non-Agency Mortgage-Backed Securities	0	22,125	0	22,125
Preferred Securities	0	211	0	211
Sovereign Issues	0	4,120	0	4,120
United States
Asset-Backed Securities	0	33,084	0	33,084
Corporate Bonds & Notes	0	62,230	0	62,230
Loan Participations and Assignments	0	1,076	0	1,076
Non-Agency Mortgage-Backed Securities	0	14,669	0	14,669
Preferred Securities	0	777	0	777
U.S. Government Agencies	0	171,106	0	171,106
U.S. Treasury Obligations	0	46,372	0	46,372
Short-Term Instruments
Repurchase Agreements	0	2,462	0	2,462
Argentina Treasury Bills	0	21	0	21
Czech Republic Treasury Bills	0	529	0	529
Japan Treasury Bills	0	2,670	0	2,670
Mexico Treasury Bills	0	2,312	0	2,312
South Africa Treasury Bills	0	1,025	0	1,025
U.S. Treasury Bills	0	1,069	0	1,069

	$0	$757,451	$0	$757,451

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$34,685	$0	$0	$34,685

Total Investments	$34,685	$757,451	$0	$792,136

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	35

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

December 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(9,540)	$0	$(9,540)
United States
U.S. Government Agencies	0	(415)	0	(415)

	$0	$(9,955)	$0	$(9,955)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	459	496	0	955
Over the counter	0	4,143	0	4,143

	$459	$4,639	$0	$5,098

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(396)	$(921)	$0	$(1,317)
Over the counter	0	(6,152)	0	(6,152)

	$(396)	$(7,073)	$0	$(7,469)

Total Financial Derivative Instruments	$63	$(2,434)	$0	$(2,371)

Totals	$34,748	$745,062	$0	$779,810

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

36	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2019

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

ANNUAL REPORT	DECEMBER 31, 2019	37

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the

ANNUAL REPORT	DECEMBER 31, 2019	39

Notes to Financial Statements (Cont.)

values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at

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Notes to Financial Statements (Cont.)

www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$10,988	$19,876	$(2,000)	$(16)	$40	$28,888	$676	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$7,191	$152,494	$(153,900)	$13	$(1)	$5,797	$194	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the

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Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the

Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

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(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty.

The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation

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Notes to Financial Statements (Cont.)

(depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

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Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

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Notes to Financial Statements (Cont.)

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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Notes to Financial Statements (Cont.)

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment

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transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

52	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$9,900	$2,273

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$1,640,544	$1,562,133	$314,735	$192,790

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2019	53

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	136	$1,528	124	$1,359

Administrative Class	2,408	26,931	3,018	32,763

Advisor Class	2,150	24,104	2,955	32,037
Issued as reinvestment of distributions

Institutional Class	20	216	12	130

Administrative Class	182	2,042	116	1,264

Advisor Class	969	10,887	638	6,925
Cost of shares redeemed

Institutional Class	(41)	(464)	(68)	(743)

Administrative Class	(2,817)	(31,592)	(3,016)	(32,728)

Advisor Class	(1,983)	(22,194)	(2,552)	(27,689)

Net increase (decrease) resulting from Portfolio share transactions	1,024	$11,458	1,227	$13,318

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 85% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the

Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

54	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	$29,568	$0	$1,098	$0	$(3,812)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, convertible preferred securities, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	$0	$3,812

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	$775,131	$19,868	$(18,120)	$1,748

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, convertible preferred securities, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	$13,145	$0	$0	$6,590	$1,730	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2019	55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

56	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC

BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	GRE	NatWest Markets Securities Inc.	RCY	Royal Bank of Canada

BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	NatWest Markets Plc

BSH	Banco Santander S.A. - New York Branch	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

CIB	Canadian Imperial Bank of Commerce	JLN	JP Morgan Chase Bank N.A. London	SSB	State Street Bank and Trust Co.

CKL	Citibank N.A. London	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

DBL	Deutsche Bank AG London	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MBC	HSBC Bank Plc	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MEI	Merrill Lynch International	UBS	UBS Securities LLC

FBF	Credit Suisse International	MSC	Morgan Stanley & Co. LLC.

Currency Abbreviations:

ARS	Argentine Peso	DKK	Danish Krone	NOK	Norwegian Krone

AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar

BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol

CAD	Canadian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty

CHF	Swiss Franc	IDR	Indonesian Rupiah	RON	Romanian New Leu

CLP	Chilean Peso	ILS	Israeli Shekel	RUB	Russian Ruble

CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	SEK	Swedish Krona

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	TWD	Taiwanese Dollar

COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar

CZK	Czech Koruna	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:

CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR

BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate

CDOR01	1 Month CDN Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate

ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	SONIO	Sterling Overnight Interbank Average Rate

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate

BTP	Buoni del Tesoro Poliennali	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	TELBOR	Tel Aviv Inter-Bank Offered Rate

CDO	Collateralized Debt Obligation	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	WIBOR	Warsaw Interbank Offered Rate

DAC	Designated Activity Company	PIK	Payment-in-Kind

ANNUAL REPORT	DECEMBER 31, 2019	57

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	0.00%	0.00%	$6,626	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

58	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2019	59

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

60	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2019	61

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

62	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

64	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

ANNUAL REPORT	DECEMBER 31, 2019	65

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

66	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2019	67

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT06AR_123119

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO International Bond Portfolio (Unhedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO International Bond Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Prijncipal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account

4	PIMCO VARIABLE INSURANCE TRUST

fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods.

Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO International Bond Portfolio (Unhedged)	04/30/08	04/30/12	04/30/08	03/31/09	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

ANNUAL REPORT	DECEMBER 31, 2019	5

PIMCO International Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown

as of December 31, 2019†§

United States	42.7%

Japan	11.9%

United Kingdom	10.9%

China	4.1%

Italy	4.1%

Denmark	3.7%

Spain	3.6%

France	2.7%

Short-Term Instruments‡	2.6%

Germany	1.7%

Ireland	1.7%

Cayman Islands	1.7%

Qatar	1.6%

South Korea	1.5%

Other	5.5%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Years	10 Years	Inception≈
PIMCO International Bond Portfolio (Unhedged) Institutional Class	7.17%	1.89%	—	0.85%
PIMCO International Bond Portfolio (Unhedged) Administrative Class	7.02%	1.74%	2.52%	3.01%
PIMCO International Bond Portfolio (Unhedged) Advisor Class	6.92%	1.64%	2.41%	3.09%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index±	5.09%	1.62%	1.50%	1.77%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2008.

± Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.87% for Institutional Class shares, 1.02% for Administrative Class shares, and 1.12% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Portfolio’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Modest exposure to a basket of select emerging market currencies, particularly the Russian ruble, contributed to relative performance as the currency appreciated relative to the U.S. dollar.

»	Overweight to duration in core eurozone countries in the second and third quarters of 2019 contributed to relative performance as core eurozone yields — as shown by the euro swaps curve — decreased.

»	Underweight exposure to the euro contributed to relative performance as the currency depreciated relative to the U.S. dollar.

»	Underweight exposure to duration in periphery Eurozone countries in the first half of the reporting period, specifically Italy, detracted from relative performance as yields decreased.

»

Curve positioning in the U.S. — particularly underweight exposure to the long-end of the yield curve (notably the 30 year) — detracted from relative performance as the yield curve flattened in the third quarter of 2019.

»	Underweight exposure to the Japanese yen detracted from relative performance as the currency appreciated relative to the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO International Bond Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,010.30	$4.69	$1,000.00	$1,020.68	$4.71	0.92%
Administrative Class	1,000.00	1,009.60	5.45	1,000.00	1,019.92	5.48	1.07
Advisor Class	1,000.00	1,009.10	5.96	1,000.00	1,019.41	5.99	1.17

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2019	7

Financial Highlights PIMCO International Bond Portfolio (Unhedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

12/31/2019	$9.58	$0.21	$0.47	$0.68	$(0.21)	$0.00	$0.00	$(0.21)

12/31/2018	10.67	0.19	(0.60)	(0.41)	(0.51)	(0.14)	(0.03)	(0.68)

12/31/2017	9.78	0.14	0.93	1.07	(0.18)	0.00	0.00	(0.18)

12/31/2016	9.61	0.14	0.17	0.31	(0.14)	0.00	0.00	(0.14)

12/31/2015	10.53	0.17	(0.89)	(0.72)	0.00	(0.03)	(0.17)	(0.20)
Administrative Class

12/31/2019	9.58	0.19	0.48	0.67	(0.20)	0.00	0.00	(0.20)

12/31/2018	10.67	0.18	(0.60)	(0.42)	(0.50)	(0.14)	(0.03)	(0.67)

12/31/2017	9.78	0.13	0.93	1.06	(0.17)	0.00	0.00	(0.17)

12/31/2016	9.61	0.12	0.17	0.29	(0.12)	0.00	0.00	(0.12)

12/31/2015	10.53	0.15	(0.89)	(0.74)	0.00	(0.03)	(0.15)	(0.18)
Advisor Class

12/31/2019	9.58	0.18	0.48	0.66	(0.19)	0.00	0.00	(0.19)

12/31/2018	10.67	0.17	(0.60)	(0.43)	(0.49)	(0.14)	(0.03)	(0.66)

12/31/2017	9.78	0.12	0.93	1.05	(0.16)	0.00	0.00	(0.16)

12/31/2016	9.61	0.11	0.17	0.28	(0.11)	0.00	0.00	(0.11)

12/31/2015	10.53	0.14	(0.89)	(0.75)	0.00	(0.03)	(0.14)	(0.17)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.05	7.17%	$11	0.93%	0.93%	0.75%	0.75%	2.10%	299%

9.58	(3.85)	10	0.87	0.87	0.75	0.75	1.85	197

10.67	10.96	10	0.84	0.84	0.75	0.75	1.37	216

9.78	3.15	9	0.80	0.80	0.75	0.75	1.34	419

9.61	(6.90)	9	0.76	0.76	0.75	0.75	1.72	325

10.05	7.02	9,826	1.08	1.08	0.90	0.90	1.95	299

9.58	(3.97)	9,420	1.02	1.02	0.90	0.90	1.72	197

10.67	10.83	8,468	0.99	0.99	0.90	0.90	1.26	216

9.78	3.00	7,731	0.95	0.95	0.90	0.90	1.19	419

9.61	(7.07)	9,790	0.91	0.91	0.90	0.90	1.54	325

10.05	6.92	19,624	1.18	1.18	1.00	1.00	1.85	299

9.58	(4.07)	20,278	1.12	1.12	1.00	1.00	1.61	197

10.67	10.72	22,498	1.09	1.09	1.00	1.00	1.14	216

9.78	2.90	22,506	1.05	1.05	1.00	1.00	1.08	419

9.61	(7.17)	24,232	1.01	1.01	1.00	1.00	1.44	325

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	9

Statement of Assets and Liabilities PIMCO International Bond Portfolio (Unhedged)

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$41,539
Investments in Affiliates	324
Financial Derivative Instruments
Exchange-traded or centrally cleared	61
Over the counter	860
Cash	1
Deposits with counterparty	544
Foreign currency, at value	194
Receivable for investments sold	931
Receivable for TBA investments sold	5,060
Receivable for Portfolio shares sold	73
Interest and/or dividends receivable	224
Total Assets	49,811

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$5,781
Payable for short sales	316
Financial Derivative Instruments
Exchange-traded or centrally cleared	67
Over the counter	330
Payable for investments purchased	619
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	13,210
Payable for Portfolio shares redeemed	3
Accrued investment advisory fees	6
Accrued supervisory and administrative fees	12
Accrued distribution fees	4
Accrued servicing fees	1
Total Liabilities	20,350

Net Assets	$29,461

Net Assets Consist of:

Paid in capital	$28,206
Distributable earnings (accumulated loss)	1,255

Net Assets	$29,461

Net Assets:

Institutional Class	$11
Administrative Class	9,826
Advisor Class	19,624

Shares Issued and Outstanding:

Institutional Class	1
Administrative Class	978
Advisor Class	1,953

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.05
Administrative Class	10.05
Advisor Class	10.05

Cost of investments in securities	$40,442
Cost of investments in Affiliates	$324
Cost of foreign currency held	$193
Proceeds received on short sales	$312
Cost or premiums of financial derivative instruments, net	$22

* Includes repurchase agreements of:	$233

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO International Bond Portfolio (Unhedged)

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Interest, net of foreign taxes*	$885
Dividends from Investments in Affiliates	15
Total Income	900

Expenses:

Investment advisory fees	74
Supervisory and administrative fees	149
Servicing fees - Administrative Class	15
Distribution and/or servicing fees - Advisor Class	49
Trustee fees	1
Interest expense	52
Total Expenses	340

Net Investment Income (Loss)	560

Net Realized Gain (Loss):

Investments in securities	199
Investments in Affiliates	(4)
Exchange-traded or centrally cleared financial derivative instruments	7
Over the counter financial derivative instruments	(417)
Short sales	(32)
Foreign currency	(15)

Net Realized Gain (Loss)	(262)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,048
Investments in Affiliates	6
Exchange-traded or centrally cleared financial derivative instruments	(196)
Over the counter financial derivative instruments	914
Short sales	(4)
Foreign currency assets and liabilities	(89)

Net Change in Unrealized Appreciation (Depreciation)	1,679

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,977

* Foreign tax withholdings	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Statements of Changes in Net Assets PIMCO International Bond Portfolio (Unhedged)

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$560	$564
Net realized gain (loss)	(262)	(1,043)
Net change in unrealized appreciation (depreciation)	1,679	(1,126)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,977	(1,605)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(0)	(1)
Administrative Class	(201)	(608)
Advisor Class	(375)	(1,303)

Tax basis return of capital
Institutional Class	0	(0)
Administrative Class	0	(30)
Advisor Class	0	(72)

Total Distributions(a)	(576)	(2,014)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(1,648)	2,351

Total Increase (Decrease) in Net Assets	(247)	(1,268)

Net Assets:

Beginning of year	29,708	30,976
End of year	$29,461	$29,708

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO International Bond Portfolio (Unhedged)

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 141.0%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
42.836% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	480	$4
56.589% (ARLLMONP) due 06/21/2020 ~(a)		890	8

Autonomous City of Buenos Aires Argentina
51.313% (BADLARPP + 5.000%) due 01/23/2022 ~(a)		30	0

Provincia de Buenos Aires
52.270% (BADLARPP + 3.750%) due 04/12/2025 ~(a)		100	1

Total Argentina (Cost $67)			13

AUSTRALIA 1.1%

CORPORATE BONDS & NOTES 0.7%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$100	105

Woodside Finance Ltd.
4.600% due 05/10/2021		100	102

			207

SOVEREIGN ISSUES 0.4%

New South Wales Treasury Corp.
2.750% due 11/20/2025 (f)	AUD	132	107

Total Australia (Cost $335)			314

BRAZIL 0.5%

CORPORATE BONDS & NOTES 0.5%

Petrobras Global Finance BV
5.093% due 01/15/2030		$104	112
6.125% due 01/17/2022		34	36

Total Brazil (Cost $143)			148

CANADA 0.9%

CORPORATE BONDS & NOTES 0.3%

Enbridge, Inc.
2.594% (US0003M + 0.700%) due 06/15/2020 ~		$100	100

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Canadian Mortgage Pools
2.265% (CDOR01 + 0.300%) due 07/01/2020 ~		46	36

SOVEREIGN ISSUES 0.5%

Province of Ontario
2.600% due 06/02/2027 (j)	CAD	200	158

Total Canada (Cost $292)			294

CAYMAN ISLANDS 2.4%

ASSET-BACKED SECURITIES 1.6%

Crown Point CLO Ltd.
3.136% due 10/20/2028 •		$100	100

Dryden Senior Loan Fund
2.886% due 10/15/2027 •		100	100

Figueroa CLO Ltd.
2.758% due 06/20/2027 •		67	67

Monarch Grove CLO
2.820% due 01/25/2028 •		100	100

Zais CLO Ltd.
3.151% due 04/15/2028 •		100	100

			467

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.8%

Sands China Ltd.
5.400% due 08/08/2028		$200	$226

Total Cayman Islands (Cost $666)			693

CHINA 5.8%

SOVEREIGN ISSUES 5.8%

China Development Bank
3.680% due 02/26/2026	CNY	2,700	392
4.040% due 04/10/2027		600	89
4.240% due 08/24/2027		8,300	1,240

Total China (Cost $1,726)			1,721

DENMARK 5.2%

CORPORATE BONDS & NOTES 5.2%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	1,100	162
1.500% due 10/01/2050		499	76

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		2,500	366
2.000% due 10/01/2050		1,473	229
2.500% due 10/01/2037		34	5
3.000% due 10/01/2047		20	3

Nykredit Realkredit A/S
1.000% due 10/01/2050		2,700	395
1.500% due 10/01/2050		1,678	257
2.500% due 10/01/2036		33	5
2.500% due 10/01/2047		32	5

Realkredit Danmark A/S
2.000% due 10/01/2050		172	27
2.500% due 04/01/2036		41	6
2.500% due 07/01/2047		24	4
3.000% due 07/01/2046		16	3

Total Denmark (Cost $1,540)			1,543

FRANCE 3.9%

CORPORATE BONDS & NOTES 0.7%

Danone S.A.
2.077% due 11/02/2021		$200	200

SOVEREIGN ISSUES 3.2%

France Government International Bond
2.000% due 05/25/2048 (j)	EUR	400	577
3.250% due 05/25/2045 (j)		200	352

			929

Total France (Cost $902)			1,129

GERMANY 2.5%

CORPORATE BONDS & NOTES 2.5%

Deutsche Bank AG
2.700% due 07/13/2020		$100	100
4.250% due 10/14/2021		200	206

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	100	118

Kreditanstalt fuer Wiederaufbau
6.000% due 08/20/2020	AUD	100	72

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	100	113
1.875% due 01/31/2024		100	118

Total Germany (Cost $746)			727

IRELAND 2.4%

ASSET-BACKED SECURITIES 1.9%

ALME Loan Funding DAC
0.750% due 01/15/2031 •	EUR	250	281

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	250	$279

			560

SOVEREIGN ISSUES 0.5%

Ireland Government International Bond
5.400% due 03/13/2025		100	145

Total Ireland (Cost $686)			705

ITALY 5.8%

CORPORATE BONDS & NOTES 0.8%

Banca Carige SpA
1.092% (EUR003M + 1.500%) due 05/25/2060 ~	EUR	100	112
1.298% (EUR003M + 1.700%) due 10/25/2021 ~		100	114

			226

SOVEREIGN ISSUES 5.0%

Italy Buoni Poliennali Del Tesoro
1.350% due 04/01/2030 (j)		200	223
1.450% due 11/15/2024 (j)		200	234
2.100% due 07/15/2026 (j)		100	121
2.450% due 10/01/2023		50	60
2.500% due 11/15/2025 (j)		100	123
2.950% due 09/01/2038 (j)		100	127
3.000% due 08/01/2029 (j)		300	388
3.850% due 09/01/2049		30	44

Italy Government International Bond
6.000% due 08/04/2028	GBP	100	166

			1,486

Total Italy (Cost $1,657)			1,712

JAPAN 17.0%

CORPORATE BONDS & NOTES 1.4%

Central Nippon Expressway Co. Ltd.
2.431% (US0003M + 0.540%) due 08/04/2020 ~		$200	200

Sumitomo Mitsui Financial Group, Inc.
3.565% (US0003M + 1.680%) due 03/09/2021 ~		200	204

			404

SOVEREIGN ISSUES 15.6%

Japan Finance Organization for Municipalities
2.625% due 04/20/2022		200	203

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	30,353	287
0.100% due 03/20/2029		160,000	1,492
0.100% due 06/20/2029		40,000	373
0.300% due 06/20/2046		35,000	317
0.500% due 09/20/2046		53,000	504
0.500% due 03/20/2049		10,000	94
0.700% due 12/20/2048		35,000	349
1.200% due 09/20/2035		61,000	652
1.300% due 06/20/2035		30,000	324

			4,595

Total Japan (Cost $4,960)			4,999

JERSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%

Heathrow Funding Ltd.
4.875% due 07/15/2023		$100	104

Total Jersey, Channel Islands (Cost $103)			104

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KUWAIT 0.7%

SOVEREIGN ISSUES 0.7%

Kuwait International Government Bond
3.500% due 03/20/2027		$200	$215

Total Kuwait (Cost $198)			215

NETHERLANDS 1.1%

CORPORATE BONDS & NOTES 1.1%

Cooperatieve Rabobank UA
6.875% due 03/19/2020 (h)	EUR	100	114

Deutsche Telekom International Finance BV
1.950% due 09/19/2021		$200	200

Total Netherlands (Cost $309)			314

PERU 0.8%

SOVEREIGN ISSUES 0.8%

Peru Government International Bond
5.350% due 08/12/2040	PEN	100	30
5.940% due 02/12/2029		73	25
6.350% due 08/12/2028		400	140
6.950% due 08/12/2031		79	29

Total Peru (Cost $207)			224

POLAND 0.4%

SOVEREIGN ISSUES 0.4%

Poland Government International Bond
2.250% due 04/25/2022	PLN	400	107

Total Poland (Cost $101)			107

QATAR 2.3%

SOVEREIGN ISSUES 2.3%

Qatar Government International Bond
3.875% due 04/23/2023		$200	211
4.000% due 03/14/2029		200	224
4.500% due 04/23/2028		200	230

Total Qatar (Cost $600)			665

RUSSIA 0.2%

SOVEREIGN ISSUES 0.2%

Russia Government International Bond
7.650% due 04/10/2030	RUB	3,700	66

Total Russia (Cost $58)			66

SAUDI ARABIA 0.7%

SOVEREIGN ISSUES 0.7%

Saudi Government International Bond
2.375% due 10/26/2021		$200	201

Total Saudi Arabia (Cost $199)			201

SOUTH KOREA 2.2%

SOVEREIGN ISSUES 2.2%

Korea Government International Bond
2.125% due 06/10/2027	KRW	65,000	58
2.375% due 12/10/2027		80,000	73
2.375% due 12/10/2028		330,000	302
2.625% due 06/10/2028		130,000	121
5.500% due 03/10/2028		80,000	89

Total South Korea (Cost $646)			643

		SHARES	MARKET VALUE (000S)
SPAIN 5.1%

PREFERRED SECURITIES 0.4%

Banco Santander S.A.
6.250% due 09/11/2021 •(g)(h)		100,000	$120

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 4.7%

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	150	169

Spain Government International Bond
0.250% due 07/30/2024 (j)		100	114
0.600% due 10/31/2029 (j)		250	284
1.400% due 07/30/2028 (j)		400	488
1.450% due 04/30/2029 (j)		150	184
2.900% due 10/31/2046 (j)		100	154

			1,393

Total Spain (Cost $1,479)			1,513

SWITZERLAND 0.3%

SOVEREIGN ISSUES 0.3%

Switzerland Government International Bond
3.500% due 04/08/2033	CHF	50	78

Total Switzerland (Cost $70)			78

UNITED ARAB EMIRATES 0.7%

SOVEREIGN ISSUES 0.7%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$200	203

Total United Arab Emirates (Cost $200)			203

UNITED KINGDOM 15.5%

CORPORATE BONDS & NOTES 10.3%

Barclays PLC
3.340% (US0003M + 1.430%) due 02/15/2023 ~		$200	202
3.932% due 05/07/2025 •		200	210
4.610% due 02/15/2023 •		200	209

BG Energy Capital PLC
4.000% due 10/15/2021		200	207

Clydesdale Bank PLC
2.250% due 04/21/2020	GBP	100	133

HSBC Holdings PLC
4.041% due 03/13/2028 •		$200	214
6.750% due 09/11/2028	GBP	50	87

Lloyds Bank PLC
4.875% due 03/30/2027		100	164

Lloyds Banking Group PLC
3.900% due 03/12/2024		$200	211

Marks & Spencer PLC
3.000% due 12/08/2023	GBP	100	138

Nationwide Building Society
4.363% due 08/01/2024 •		$200	212

Natwest Markets PLC
0.625% due 03/02/2022	EUR	100	113

Royal Bank of Scotland Group PLC
5.076% due 01/27/2030 •		$200	230
7.500% due 08/10/2020 •(g)(h)		200	205

Santander UK Group Holdings PLC
2.875% due 10/16/2020		200	201
3.571% due 01/10/2023		200	205

Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	48	83

			3,024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 4.3%

Brunel Residential Mortgage Securitisation PLC
1.005% due 01/13/2039 •	GBP	83	$109

Eurosail PLC
0.000% due 12/10/2044 •	EUR	19	21
0.000% due 03/13/2045 •		25	27
0.939% due 03/13/2045 •	GBP	50	65

Hawksmoor Mortgages
1.761% due 05/25/2053 •		240	318

Kensington Mortgage Securities PLC
0.000% due 06/14/2040 •	EUR	30	32

Mansard Mortgages PLC
1.448% due 12/15/2049 •	GBP	81	105

Newgate Funding PLC
1.798% due 12/15/2050 •		119	151

Ripon Mortgages PLC
1.602% due 08/20/2056 •		73	97

RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	91	97
0.949% due 06/12/2044 •	GBP	104	131

Silverstone Master Issuer PLC
1.460% due 01/21/2070 •		93	124

			1,277

SOVEREIGN ISSUES 0.9%

United Kingdom Gilt
3.250% due 01/22/2044 (j)		150	277

Total United Kingdom (Cost $4,447)			4,578

UNITED STATES 60.6%

ASSET-BACKED SECURITIES 4.7%

Citigroup Mortgage Loan Trust, Inc.
2.052% due 06/25/2037 •		$200	195

Countrywide Asset-Backed Certificates
1.932% due 07/25/2037 •		22	20
2.012% due 06/25/2047 •		300	291
2.032% due 04/25/2037 •		44	36

Countrywide Asset-Backed Certificates Trust
2.452% due 08/25/2035 •		155	154

Panhandle-Plains Higher Education Authority, Inc.
3.229% due 10/01/2035 •		22	22

Renaissance Home Equity Loan Trust
4.342% due 12/25/2032 •		56	56

Saxon Asset Securities Trust
3.542% due 12/25/2037 •		63	60

SG Mortgage Securities Trust
1.942% due 10/25/2036 •		200	187

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	2	2

Structured Asset Investment Loan Trust
3.517% due 10/25/2034 •		$116	117

Structured Asset Securities Corp. Mortgage Loan Trust
1.927% due 07/25/2036 •		14	13

Terwin Mortgage Trust
2.732% due 11/25/2033 •		2	2

Towd Point Mortgage Trust
2.792% due 05/25/2058 •		77	77

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		100	102

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ		46	46

			1,380

CORPORATE BONDS & NOTES 12.1%

AT&T, Inc.
2.657% (US0003M + 0.750%) due 06/01/2021 ~		200	201
2.951% (US0003M + 0.950%) due 07/15/2021 ~		100	101

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.067% (US0003M + 1.180%) due 06/12/2024 ~		$100	$102

Becton Dickinson and Co.
3.250% due 11/12/2020		100	101

Campbell Soup Co.
3.300% due 03/15/2021		100	101

CNH Industrial Capital LLC
4.875% due 04/01/2021		100	104

CVS Health Corp.
3.700% due 03/09/2023		100	104

Dell International LLC
4.420% due 06/15/2021		100	103

Delta Air Lines, Inc.
2.875% due 03/13/2020		100	100

Discovery Communications LLC
2.800% due 06/15/2020		100	100

Energy Transfer Operating LP
4.650% due 06/01/2021		100	103

ERAC USA Finance LLC
2.600% due 12/01/2021		100	101

Ford Motor Credit Co. LLC
2.425% due 06/12/2020		200	200

General Electric Co.
6.250% due 09/29/2020	GBP	100	137

General Motors Financial Co., Inc.
2.862% (US0003M + 0.850%) due 04/09/2021 ~		$100	100

Kinder Morgan Energy Partners LP
6.850% due 02/15/2020		100	101

KLA Corp.
4.125% due 11/01/2021		100	103

Komatsu Finance America, Inc.
2.118% due 09/11/2020		200	200

Kraft Heinz Foods Co.
2.471% (US0003M + 0.570%) due 02/10/2021 ~		100	100

Mid-America Apartments LP
4.200% due 06/15/2028		100	110

MUFG Americas Holdings Corp.
3.000% due 02/10/2025		80	82

Nissan Motor Acceptance Corp.
2.651% due 09/28/2022 •		100	100

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		100	106

Rockwell Collins, Inc.
2.800% due 03/15/2022		100	102

Ryder System, Inc.
2.650% due 03/02/2020		300	300

Springleaf Finance Corp.
8.250% due 12/15/2020		100	105

Time Warner Cable LLC
4.125% due 02/15/2021		100	102

Verizon Communications, Inc.
2.625% due 08/15/2026		100	102

Zimmer Biomet Holdings, Inc.
2.653% (US0003M + 0.750%) due 03/19/2021 ~		100	100
3.550% due 04/01/2025		100	105

			3,576

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Charter Communications Operating LLC
3.550% (LIBOR03M + 1.750%) due 02/01/2027 ~		97	97

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.4%

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^		78	76

Bear Stearns ALT-A Trust
3.816% due 11/25/2036 ^~		71	59

Chase Mortgage Finance Trust
3.797% due 07/25/2037 ~		3	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
4.550% due 09/25/2035 •	$4	$4

Commercial Mortgage Trust
1.902% due 07/10/2046 ~(a)	347	1

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	145	114

Countrywide Alternative Loan Trust
2.492% due 05/25/2036 •	252	140

Countrywide Home Loan Mortgage Pass-Through Trust
6.500% due 11/25/2047	58	47

DBUBS Mortgage Trust
0.308% due 11/10/2046 ~(a)	200	1
0.700% due 11/10/2046 ~(a)	87	0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.982% due 08/25/2047 •	115	110

First Horizon Mortgage Pass-Through Trust
4.823% due 05/25/2037 ^~	20	16

GSR Mortgage Loan Trust
4.655% due 11/25/2035 ~	41	41

HarborView Mortgage Loan Trust
2.324% due 02/19/2036 •	195	162

Impac CMB Trust
2.512% due 10/25/2034 •	48	48

IndyMac Mortgage Loan Trust
2.272% due 07/25/2035 •	16	16

JPMorgan Alternative Loan Trust
3.914% due 12/25/2035 ^~	47	41

JPMorgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043	158	158

JPMorgan Mortgage Trust
4.007% due 02/25/2036 ^~	10	8

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.600% due 08/15/2032 •	19	18

Merrill Lynch Mortgage Investors Trust
4.359% due 02/25/2035 ~	5	5

Morgan Stanley Bank of America Merrill Lynch Trust
0.980% due 12/15/2048 ~(a)	281	7

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	97	98

Structured Asset Securities Corp.
2.072% due 01/25/2036 •	15	14

Thornburg Mortgage Securities Trust
3.252% due 06/25/2047 ^•	8	8

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	293	294

WaMu Mortgage Pass-Through Certificates Trust
3.864% due 09/25/2036 ~	10	10
4.419% due 03/25/2035 ~	40	40
4.839% due 03/25/2034 ~	41	42

		1,581

	SHARES
PREFERRED SECURITIES 0.2%

Bank of America Corp.
5.875% due 03/15/2028 •(g)	50,000	55

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 29.1%

Fannie Mae
3.500% due 08/01/2058 - 01/01/2059	191	201

Freddie Mac
2.131% due 01/15/2038 •	38	37
2.340% due 12/15/2037 •	3	3
2.500% due 01/15/2038 ~(a)	38	3

NCUA Guaranteed Notes
2.273% due 12/08/2020 •	67	67

Small Business Administration
5.980% due 05/01/2022	7	7

Uniform Mortgage-Backed Security
3.000% due 10/01/2049	99	102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
3.000% due 02/01/2050		$600	$608
3.500% due 01/01/2050		3,600	3,702
4.000% due 02/01/2050		3,400	3,537
4.500% due 02/01/2050		300	316

			8,583

U.S. TREASURY OBLIGATIONS 8.8%

U.S. Treasury Inflation Protected Securities (f)
0.375% due 07/15/2025		109	111
0.500% due 01/15/2028 (j)		730	749
1.000% due 02/15/2048 (j)		313	347
2.500% due 01/15/2029		120	145

U.S. Treasury Notes
1.625% due 08/15/2029		200	195
1.750% due 11/15/2029		200	197
2.875% due 04/30/2025 (j)		800	846

			2,590

Total United States (Cost $17,339)			17,862

SHORT-TERM INSTRUMENTS 2.5%

REPURCHASE AGREEMENTS (i) 0.8%
			233

ARGENTINA TREASURY BILLS 0.0%
160.911% due 02/26/2020 - 05/13/2020 (c)(d)	ARS	160	2

CZECH REPUBLIC TREASURY BILLS 0.1%
(0.101)% due 01/10/2020 (d)(e)	CZK	1,000	44

JAPAN TREASURY BILLS 1.2%
(0.375)% due 01/10/2020 - 03/23/2020 (c)(d)	JPY	40,000	368

MEXICO TREASURY BILLS 0.4%
7.356% due 01/09/2020 - 01/30/2020 (c)(d)	MXN	2,300	121

Total Short-Term Instruments (Cost $766)			768

Total Investments in Securities (Cost $40,442)			41,539

		SHARES
INVESTMENTS IN AFFILIATES 1.1%

SHORT-TERM INSTRUMENTS 1.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.1%

PIMCO Short Asset Portfolio		1,423	14

PIMCO Short-Term Floating NAV Portfolio III		31,327	310

Total Short-Term Instruments (Cost $324)			324

Total Investments in Affiliates (Cost $324)			324

Total Investments 142.1% (Cost $40,766)			$41,863

Financial Derivative Instruments (k)(l) 1.8% (Cost or Premiums, net $22)			524

Other Assets and Liabilities, net (43.9)%			(12,926)

Net Assets 100.0%			$29,461

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$233	U.S. Treasury Bonds 2.875% due 08/15/2045	$(239)	$233	$233

Total Repurchase Agreements						$(239)	$233	$233

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	1.990%	10/24/2019	01/07/2020	$	(432)	$(434)
CIB	1.940	11/25/2019	01/13/2020		(426)	(427)
GRE	1.890	11/08/2019	02/07/2020		(343)	(344)
	1.990	11/20/2019	02/20/2020		(320)	(321)
	2.040	11/22/2019	02/21/2020		(428)	(428)
IND	(0.400)	10/25/2019	02/27/2020	EUR	(102)	(115)
	(0.380)	10/17/2019	02/27/2020		(446)	(500)
	(0.320)	10/25/2019	02/27/2020		(345)	(387)
	(0.280)	11/13/2019	02/27/2020		(201)	(226)
	1.050	11/13/2019	02/12/2020	GBP	(142)	(189)
MBC	(0.360)	10/17/2019	02/27/2020	EUR	(676)	(758)
	(0.360)	11/14/2019	02/27/2020		(163)	(182)
MEI	1.880	12/24/2019	01/07/2020	CAD	(207)	(159)
RYL	(0.400)	10/17/2019	02/27/2020	EUR	(550)	(616)
UBS	(0.400)	11/15/2019	02/27/2020		(259)	(291)
	(0.350)	10/17/2019	02/27/2020		(361)	(404)

Total Reverse Repurchase Agreements						$(5,781)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (1.1)%
Sovereign Issues (1.1)%
Canada Government Bond	2.750%	12/01/2048	CAD	334	$(312)	$(316)

Total Short Sales (1.1)%					$(312)	$(316)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(434)	$0	$0	$(434)	$423	$(11)
CIB	0	(427)	0	0	(427)	423	(4)
FICC	233	0	0	0	233	(239)	(6)
GRE	0	(1,093)	0	0	(1,093)	1,096	3
IND	0	(1,417)	0	0	(1,417)	1,381	(36)
MBC	0	(940)	0	0	(940)	923	(17)
MEI	0	(159)	0	0	(159)	158	(1)
RYL	0	(616)	0	0	(616)	577	(39)
UBS	0	(695)	0	0	(695)	672	(23)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(316)	(316)	0	(316)

Total Borrowings and Other Financing Transactions	$233	$(5,781)	$0	$(316)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(159)	$(3,668)	$0	$(3,827)
U.S. Treasury Obligations	0	(861)	(1,093)	0	(1,954)

Total Borrowings	$0	$(1,020)	$(4,761)	$0	$(5,781)

Payable for reverse repurchase agreements					$(5,781)

(j)	Securities with an aggregate market value of $5,653 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(3,363) at a weighted average interest rate of 1.210%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $1 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	$ 110.750	02/21/2020	2	$ 2	$ 0	$ 0
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	111.000	02/21/2020	8	8	0	0
Put - CBOT U.S. Treasury 10-Year Note March 2020 Futures	118.500	02/21/2020	1	1	0	0
Put - CBOT U.S. Treasury 10-Year Note March 2020 Futures	119.000	02/21/2020	1	1	0	0
Call - CBOT U.S. Treasury 10-Year Note March 2020 Futures	139.000	02/21/2020	1	1	0	0
Call - CBOT U.S. Treasury 10-Year Note March 2020 Futures	141.500	02/21/2020	9	9	0	0
Call - CBOT U.S. Treasury 10-Year Note March 2020 Futures	143.000	02/21/2020	2	2	0	0
Call - CBOT U.S. Treasury 10-Year Note March 2020 Futures	144.000	02/21/2020	1	1	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond March 2020 Futures	245.000	02/21/2020	2	2	0	0
Call - CME 90-Day Eurodollar June 2022 Futures	99.750	06/13/2022	2	5	1	0
Call - CME 90-Day Eurodollar March 2022 Futures	99.750	03/14/2022	1	3	0	0
Call - MSE Canada Government 10-Year Bond March 2020 Futures	CAD 169.000	02/21/2020	2	2	0	0

Total Purchased Options					$ 1	$ 0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	17

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February 2020 Futures	$127.000	01/24/2020	2	$2	$(1)	$(1)
Put - CBOT U.S. Treasury 10-Year Note February 2020 Futures	127.500	01/24/2020	1	1	0	0
Call - CBOT U.S. Treasury 10-Year Note February 2020 Futures	130.000	01/24/2020	2	2	(1)	0
Call - CBOT U.S. Treasury 10-Year Note February 2020 Futures	130.500	01/24/2020	1	1	0	0

Total Written Options					$(2)	$(1)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note March Futures	03/2020	12	$969	$(7)	$0	$(1)
Australia Government 10-Year Bond March Futures	03/2020	1	100	(2)	0	(1)
Call Options Strike @ EUR 114.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	38	0	0	0	0
Call Options Strike @ EUR 185.500 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	1	0	0	0	0
Call Options Strike @ EUR 187.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	12	0	0	0	0
Call Options Strike @ EUR 190.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	5	0	0	0	0
Call Options Strike @ GBP 165.000 United Kingdom Gilt March 2020 Futures(1)	02/2020	3	0	0	0	0
Euro-Bobl March Futures	03/2020	5	749	(2)	0	(2)
Euro-BTP Italy Government Bond March Futures	03/2020	22	3,145	(21)	0	(6)
Euro-Buxl 30-Year Bond March Futures	03/2020	1	223	(6)	0	(3)
Put Options Strike @ EUR 101.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	12	0	0	0	0
Put Options Strike @ EUR 129.500 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	5	0	0	0	0
U.S. Treasury 5-Year Note March Futures	03/2020	10	1,186	(6)	0	0

				$(44)	$0	$(13)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond March Futures	03/2020	2	$(212)	$5	$2	$0
Euro-Bund 10-Year Bond March Futures	03/2020	13	(2,486)	40	16	0
Euro-OAT France Government 10-Year Bond March Futures	03/2020	5	(913)	12	6	0
Euro-Schatz March Futures	03/2020	38	(4,770)	4	3	0
U.S. Treasury 10-Year Note March Futures	03/2020	10	(1,284)	(1)	1	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2020	2	(363)	12	2	0
United Kingdom Long Gilt March Futures	03/2020	3	(522)	4	5	(2)

				$76	$35	$(2)

Total Futures Contracts				$32	$35	$(15)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Reynolds American, Inc.	(1.000)%	Quarterly	12/20/2020	0.055%	$	100	$(3)	$2	$(1)	$0	$0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.082	EUR	100	(2)	1	(1)	0	0

							$(5)	$3	$(2)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Exelon Generation Co. LLC	1.000%	Quarterly	06/20/2022	0.419%	$	100	$0	$1	$1	$0	$0
Tesco PLC	1.000	Quarterly	06/20/2022	0.338	EUR	100	0	2	2	0	0

							$0	$3	$3	$0	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-32 10-Year Index	(1.000)%	Quarterly	06/20/2029	$	400	$0	$(5)	$(5)	$0	$0
CDX.IG-33 5-Year Index	(1.000)	Quarterly	12/20/2024		100	(3)	1	(2)	0	0
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		1,900	6	(23)	(17)	1	0
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	600	(4)	(8)	(12)	0	0
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024		100	(3)	0	(3)	0	0

						$(4)	$(35)	$(39)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
iTraxx Crossover 32 5-Year Index	5.000%	Quarterly	12/20/2024	EUR	50	$8	$0	$8	$0	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$2,700	$0	$0	$0	$0	$0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	4,200	0	1	1	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	3,100	0	1	1	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	300	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	300	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	1,300	0	1	1	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.086%	Quarterly	04/12/2023	700	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	1,300	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	600	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	400	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029	100	0	0	0	0	0

					$0	$3	$3	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.905%	Quarterly	12/03/2039	GBP	100	$0	$1	$1	$1	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		$100	0	(6)	(6)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		100	0	(7)	(7)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		200	0	(13)	(13)	0	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029	CAD	1,100	25	1	26	0	(7)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		200	0	(6)	(6)	0	(1)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		300	5	(11)	(6)	0	(2)
Pay	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		300	(41)	15	(26)	0	(5)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		200	(1)	17	16	0	(4)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		100	0	5	5	0	(2)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	200	(1)	7	6	0	0
Pay	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	460	0	3	3	0	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	3,300	8	(5)	3	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		$6,500	129	(125)	4	1	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		200	1	(3)	(2)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		500	2	0	2	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		500	(7)	(1)	(8)	0	0
Receive(7)	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		300	0	3	3	0	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		350	0	4	4	0	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		350	0	5	5	0	0
Receive(7)	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		250	0	3	3	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		1,100	(60)	20	(40)	1	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		100	2	0	2	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		100	(3)	(5)	(8)	0	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	19

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.250%	Semi-Annual	06/20/2028		$1,200	$76	$(114)	$(38)	$3	$0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		250	2	7	9	1	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		700	(13)	31	18	2	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		500	(2)	(3)	(5)	2	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		100	6	0	6	0	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		50	(1)	7	6	1	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		100	0	11	11	1	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	300	0	0	0	0	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	800	0	1	1	0	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2022	EUR	200	0	(1)	(1)	0	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		3,200	(31)	(43)	(74)	0	(7)
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		200	7	3	10	0	(1)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		2,000	(63)	(22)	(85)	0	(11)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		350	31	11	42	6	0
Receive(7)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		$450	0	(5)	(5)	0	(3)
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2022	GBP	900	(1)	0	(1)	0	0
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2025		1,300	11	(2)	9	0	(2)
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		450	3	13	16	4	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2030		50	0	0	0	1	0
Receive(7)	6-Month GBP-LIBOR	1.080	Quarterly	12/03/2039		100	0	(1)	(1)	0	(1)
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		200	(4)	(21)	(25)	0	(4)
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	10,900	0	1	1	0	0
Pay	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	10,000	1	0	1	0	0
Pay	6-Month JPY-LIBOR	0.035	Semi-Annual	11/29/2029		53,000	(2)	(2)	(4)	1	0
Pay	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		24,902	0	3	3	0	0
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		2,000	0	0	0	0	0
Receive	6-Month JPY-LIBOR	0.330	Semi-Annual	11/29/2049		17,000	2	3	5	0	0
Pay	6-Month PLN-WIBOR	2.405	Annual	01/30/2029	PLN	100	0	2	2	0	0
Pay	28-Day MXN-TIIE	5.825	Lunar	01/12/2023	MXN	3,700	(17)	13	(4)	0	0

							$64	$(206)	$(142)	$25	$(51)

Total Swap Agreements							$63	$(232)	$(169)	$26	$(51)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$35	$26	$61	$(1)	$(15)	$(51)	$(67)

Cash of $544 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

(l)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2020	CLP	19,523		$27	$1	$0
	01/2020	CZK	1,000		44	0	0
	01/2020	DKK	6,713		996	0	(12)
	01/2020	RUB	934		15	0	0
	01/2020		$2,856	AUD	4,206	96	0
	01/2020		2	CAD	2	0	0
	01/2020		29	EUR	26	0	0
	01/2020		383	JPY	41,800	2	0
	01/2020		24	KRW	28,529	1	0
	01/2020		0	SEK	4	0	0
	03/2020	RON	103	EUR	21	0	(1)
	03/2020		$580	CNH	4,180	20	0
	04/2020		52	DKK	350	1	0

BPS	01/2020	CAD	39		$30	0	0
	01/2020	CHF	3		3	0	0
	01/2020	DKK	435		65	0	(1)
	01/2020	EUR	526		586	0	(4)
	01/2020	GBP	113		148	0	(2)
	01/2020	JPY	13,093		120	0	(1)
	01/2020	NOK	809		88	0	(4)
	01/2020		$48	CLP	35,866	0	0
	01/2020		274	EUR	245	1	0
	01/2020		1,704	GBP	1,313	35	0
	01/2020		16	KRW	19,038	0	0
	01/2020		29	NZD	44	1	0
	01/2020		2,904	SEK	27,799	65	0
	02/2020	PEN	171		$50	0	(1)
	02/2020		$70	TWD	2,089	0	0
	03/2020	RON	89	EUR	18	0	(1)
	03/2020		$18	CNH	129	0	0
	05/2020		262	INR	19,249	5	0
	09/2020	HKD	141		$18	0	0

BRC	01/2020	CLP	14,120		19	0	0
	01/2020	EUR	61		68	0	(1)
	01/2020	JPY	30,810		283	0	(1)
	01/2020		$47	AUD	69	1	0
	01/2020		19	CLP	14,120	0	0
	01/2020		2,696	EUR	2,440	42	0
	01/2020		106	JPY	11,500	0	0
	01/2020		722	MXN	14,443	39	0
	01/2020		32	SEK	305	1	0
	02/2020		40	MXN	772	0	0
	03/2020	MYR	718		$171	0	(5)
	03/2020		$420	MYR	1,712	0	(1)
	04/2020	INR	19,372		$267	0	(2)
	09/2020		$197	HKD	1,545	1	0

BSH	01/2020	BRL	2,400		$606	9	0
	01/2020	MXN	16,178		836	0	(16)
	01/2020		$595	BRL	2,400	1	0
	05/2020		728	MXN	14,278	14	0

CBK	01/2020	BRL	1,670		$409	0	(6)
	01/2020	CHF	34		35	0	0
	01/2020	CLP	11,198		15	0	0
	01/2020	COP	153,847		46	0	(1)
	01/2020	DKK	395		59	0	(1)
	01/2020	ILS	58		17	0	0
	01/2020	JPY	134,569		1,239	1	0
	01/2020	MXN	200		10	0	0
	01/2020	NOK	1,052		117	0	(3)
	01/2020	PEN	33		10	0	0
	01/2020		$431	BRL	1,670	0	(16)
	01/2020		70	CLP	53,605	2	0
	01/2020		5	KRW	5,946	0	0
	01/2020		10	PEN	33	0	0
	02/2020	COP	234,220		$69	0	(2)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	21

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2020	PEN	253		$76	$0	$(1)
	02/2020		$365	BRL	1,484	4	0
	02/2020		113	COP	391,442	6	0
	03/2020	CNH	413		$59	0	(1)
	03/2020	KRW	750,830		640	0	(11)
	03/2020	PEN	33		10	0	0
	03/2020	RON	90	EUR	18	0	(1)
	04/2020		$43	MXN	850	1	0

DUB	03/2020	CNH	258		$36	0	(1)
	03/2020		$148	CNH	1,058	4	0
	03/2020		926	IDR	13,235,470	25	0

FBF	01/2020		32	KRW	37,952	1	0

GLM	01/2020	BRL	1,649		$409	0	(1)
	01/2020	CLP	3,751		5	0	0
	01/2020	MXN	200		10	0	0
	01/2020		$421	BRL	1,649	5	(16)
	01/2020		2,780	CHF	2,764	77	0
	01/2020		29	CLP	21,812	0	0
	01/2020		91	DKK	615	2	0
	02/2020		833	RUB	53,385	23	0
	03/2020	EUR	13	RON	65	0	0
	03/2020	MYR	729		$174	0	(4)
	03/2020		$515	MYR	2,159	13	0

HUS	01/2020	CAD	75		$56	0	(1)
	01/2020	CHF	198		200	0	(4)
	01/2020	CLP	62,417		86	3	0
	01/2020	DKK	295		44	0	(1)
	01/2020	EUR	27		30	0	0
	01/2020	GBP	137		179	0	(3)
	01/2020	JPY	60,700		556	0	(3)
	01/2020	KRW	34,525		30	0	0
	01/2020	MXN	166		8	0	0
	01/2020	NZD	40		26	0	(1)
	01/2020	SEK	265		28	0	0
	01/2020		$60	AUD	87	1	0
	01/2020		157	CAD	206	2	0
	01/2020		152	GBP	114	0	(1)
	01/2020		15	KRW	17,865	0	0
	01/2020		50	NOK	455	2	0
	02/2020	KRW	118,715		$100	0	(3)
	03/2020	CNH	1,590		223	0	(5)
	03/2020		$571	CNH	4,035	7	0
	03/2020		30	KRW	34,525	0	0
	04/2020		264	INR	19,372	5	0

IND	01/2020	NOK	250		$28	0	(1)

JPM	01/2020	DKK	1,475		219	0	(3)
	01/2020		$67	EUR	60	1	0
	01/2020		37	GBP	29	1	0
	01/2020		142	MXN	2,851	9	0
	02/2020	PLN	205		$53	0	(1)
	03/2020	CNH	9,230		1,292	0	(32)
	05/2020	INR	9,616		133	0	0

MYI	01/2020	AUD	42		29	0	(1)
	01/2020	NZD	116		77	0	(1)
	01/2020	SEK	2		0	0	0
	01/2020		$43	AUD	64	2	0
	01/2020		114	CAD	151	3	0
	01/2020		1,297	DKK	8,664	4	0
	01/2020		114	JPY	12,441	0	0
	01/2020		135	NOK	1,214	4	0
	03/2020	RON	90	EUR	18	0	(1)
	03/2020		$42	RUB	2,721	2	0
	04/2020	DKK	8,664		$1,305	0	(4)
	06/2021		$3	EUR	2	0	0

RBC	01/2020		29	CHF	28	0	0

RYL	01/2020	CLP	23,865		$31	0	0
	01/2020	MXN	2,851		148	0	(3)
	01/2020		$65	CAD	86	1	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2020		$31	CLP	23,865	$0	$0
	02/2020	COP	3,391		$1	0	0
	03/2020	CNH	2,910		403	0	(14)
	05/2020		$145	MXN	2,851	3	0

SCX	01/2020	EUR	51		$57	0	(1)
	01/2020	JPY	15,000		138	0	0
	01/2020	SEK	400		42	0	(1)
	01/2020		$86	AUD	126	2	0
	01/2020		28	CHF	28	1	0
	01/2020		57	NZD	88	2	0
	01/2020		29	SEK	274	0	0
	02/2020		37	PLN	144	1	0
	03/2020	CNH	4,813		$672	0	(18)
	03/2020	TWD	2,089		69	0	(1)
	09/2020	HKD	1,422		181	0	(1)

SOG	01/2020	RUB	687		11	0	0
	02/2020	PLN	355		92	0	(1)
	03/2020	IDR	168,924		12	0	0

SSB	01/2020		$289	BRL	1,221	15	0
	01/2020		28	CHF	28	0	0
	01/2020		2,895	NOK	26,547	129	0
	02/2020	MXN	226		$12	0	0
	03/2020		$90	CNY	645	3	0
	05/2020	INR	9,633		$134	1	0

TOR	01/2020	CLP	9,713		13	0	0
	01/2020		$23	CAD	30	0	0
	01/2020		26	CLP	20,682	2	0

UAG	01/2020	AUD	38		$26	0	0
	01/2020	CAD	55		42	0	(1)
	01/2020		$2,467	CAD	3,283	62	0
	01/2020		295	NZD	459	14	0
	03/2020	EUR	63	RON	307	1	0
	03/2020		$10	IDR	141,277	0	0

Total Forward Foreign Currency Contracts						$783	$(225)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC AUD versus USD	$	0.580	01/17/2020	4,000	$0	$0
	Call - OTC USD versus CAD	CAD	1.430	01/14/2020	2,700	0	0
	Call - OTC USD versus SEK	SEK	11.300	01/09/2020	3,000	1	0

BPS	Call - OTC USD versus NOK	NOK	10.300	01/20/2020	2,500	0	0

HUS	Put - OTC EUR versus NOK		9.900	01/20/2020	130	0	1
	Put - OTC USD versus CNH	CNH	6.900	03/06/2020	854	3	3

						$4	$4

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	100	$ 4	$7

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.779	08/19/2020	100	5	9

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	100	7	12

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.005	06/08/2020	100	4	5
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	100	8	12

							$ 28	$45

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	23

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 01/01/2050	$73.000	01/07/2020	3,500	$0	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 02/01/2050	76.000	02/05/2020	1,400	0	0

					$0	$0

Total Purchased Options					$32	$49

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450%	03/18/2020	100	$ 0	$ 0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	100	0	0

BPS	Put - OTC CDX.IG-33 5-Year Index	Sell	0.900	01/15/2020	100	0	0
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	02/19/2020	100	0	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	02/19/2020	100	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.900	02/19/2020	100	(1)	0

BRC	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	200	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	200	(1)	0

CBK	Put - OTC CDX.IG-33 5-Year Index	Sell	1.000	01/15/2020	100	0	0

CKL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	100	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.850	02/19/2020	100	0	0

DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	100	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	100	0	0

FBF	Put - OTC CDX.IG-33 5-Year Index	Sell	0.900	01/15/2020	100	0	0

JLN	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	100	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	100	0	0

MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	100	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.900	02/19/2020	100	0	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	100	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	100	0	0

						$ (2)	$ (2)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price			Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC GBP versus USD	$		1.285	01/17/2020	110	$(1)	$0
	Put - OTC GBP versus USD			1.283	01/24/2020	111	(1)	0

HUS	Call - OTC USD versus CNH		CNH	7.140	03/06/2020	427	(3)	(1)

SCX	Put - OTC USD versus CNH			6.950	01/15/2020	138	0	0
	Call - OTC USD versus CNH			7.080	01/15/2020	138	0	0

							$(5)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.570%	02/25/2020	800	$(2)	$(1)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.570	02/25/2020	800	(2)	(2)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880	09/15/2021	800	(4)	(6)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.456	08/19/2020	800	(5)	(7)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	800	(7)	(12)

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.540	02/24/2020	600	(2)	0
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.540	02/24/2020	600	(1)	(2)

MYC	Put - OTC 1-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Pay	1.600	06/08/2020	2,400	(4)	(4)
	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.047	06/29/2020	49,000	0	(1)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	800	(7)	(11)

							$(34)	$(46)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	3-Month USD-LIBOR	10/07/2022	500	$(1)	$0
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	3-Month USD-LIBOR	10/11/2022	250	0	0

						$(1)	$0

Total Written Options						$(42)	$(49)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BPS	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.085%	$	100	$(4)	$2	$0	$(2)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.141		200	(5)	(1)	0	(6)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.189		100	(2)	(1)	0	(3)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.085		100	(3)	1	0	(2)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.141		50	(1)	(1)	0	(2)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.085		100	(4)	2	0	(2)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.189		100	(2)	(1)	0	(3)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.085		100	(3)	1	0	(2)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.141		100	(3)	0	0	(3)

								$(27)	$2	$0	$(25)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	1.501%	$	100	$(4)	$2	$0	$(2)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	200	$	138	$0	$3	$3	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.172% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/23/2030	EUR	100		112	(1)	1	0	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	AUD	200		138	(1)	4	3	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.181% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	02/18/2030	EUR	100		110	1	1	2	0

MYI	Floating rate equal to 3-Month EUR-EURIBOR less 0.162% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/18/2030		100		112	(1)	1	0	0

									$(2)	$10	$8	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	25

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	1-Year ILS-TELBOR	1.180%	Annual	01/30/2024	ILS	300	$0	$4	$4	$0
	Pay	1-Year ILS-TELBOR	1.786	Annual	05/01/2029		100	0	3	3	0

CBK	Pay	1-Year ILS-TELBOR	1.755	Annual	04/29/2029		100	0	2	2	0

GLM	Pay	1-Year ILS-TELBOR	1.780	Annual	04/22/2029		100	0	3	3	0
	Pay	1-Year ILS-TELBOR	1.779	Annual	04/30/2029		100	0	3	3	0

HUS	Pay	1-Year ILS-TELBOR	1.785	Annual	04/25/2029		100	0	3	3	0

JPM	Pay	1-Year ILS-TELBOR	1.775	Annual	04/25/2029		100	0	2	2	0

								$0	$20	$20	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.908% (3-Month USD-LIBOR)	Maturity	03/20/2020	$	200	$1	$(17)	$0	$(16)

FBF	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.908% (3-Month USD-LIBOR)	Maturity	03/20/2020		200	1	(5)	0	(4)

GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.908% (3-Month USD-LIBOR)	Maturity	03/20/2020		350	0	(5)	0	(5)

MYC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.908% (3-Month USD-LIBOR)	Maturity	03/20/2020		200	1	(5)	0	(4)

									$3	$(32)	$0	$(29)

Total Swap Agreements									$(30)	$2	$28	$(56)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
BOA	$121	$7	$0	$128	$(13)	$(9)	$0	$(22)	$106	$0	$106
BPS	107	0	7	114	(14)	0	(8)	(22)	92	0	92
BRC	84	0	0	84	(10)	0	(23)	(33)	51	0	51
BSH	24	0	0	24	(16)	0	0	(16)	8	0	8
CBK	14	0	5	19	(43)	0	(2)	(45)	(26)	0	(26)
CKL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
DUB	29	9	0	38	(1)	(7)	0	(8)	30	0	30
FBF	1	12	0	13	0	(12)	(4)	(16)	(3)	0	(3)
GLM	120	0	11	131	(21)	(2)	0	(23)	108	0	108
GST	0	0	0	0	0	0	(12)	(12)	(12)	0	(12)
HUS	20	4	3	27	(22)	(1)	(3)	(26)	1	0	1
IND	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	11	0	2	13	(36)	0	0	(36)	(23)	0	(23)
MEI	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
MYC	0	17	0	17	0	(16)	(4)	(20)	(3)	0	(3)
MYI	15	0	0	15	(7)	0	0	(7)	8	0	8
RYL	4	0	0	4	(17)	0	0	(17)	(13)	0	(13)
SCX	6	0	0	6	(22)	0	0	(22)	(16)	0	(16)
SOG	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SSB	148	0	0	148	0	0	0	0	148	0	148
TOR	2	0	0	2	0	0	0	0	2	0	2
UAG	77	0	0	77	(1)	0	0	(1)	76	0	76

Total Over the Counter	$783	$49	$28	$860	$(225)	$(49)	$(56)	$(330)

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$35	$35
Swap Agreements	0	1	0	0	25	26

	$0	$1	$0	$0	$60	$61

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$783	$0	$783
Purchased Options	0	0	0	4	45	49
Swap Agreements	0	0	0	8	20	28

	$0	$0	$0	$795	$65	$860

	$0	$1	$0	$795	$125	$921

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	15	15
Swap Agreements	0	0	0	0	51	51

	$0	$0	$0	$0	$67	$67

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$225	$0	$225
Written Options	0	2	0	1	46	49
Swap Agreements	0	27	0	0	29	56

	$0	$29	$0	$226	$75	$330

	$0	$29	$0	$226	$142	$397

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	27

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	9	9
Futures	0	0	0	0	(44)	(44)
Swap Agreements	0	(13)	0	0	57	44

	$0	$(13)	$0	$0	$20	$7

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(170)	$0	$(170)
Purchased Options	0	0	0	(14)	21	7
Written Options	0	4	0	19	(11)	12
Swap Agreements	0	(9)	0	(263)	6	(266)

	$0	$(5)	$0	$(428)	$16	$(417)

	$0	$(18)	$0	$(428)	$36	$(410)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	1	1
Futures	0	0	0	0	113	113
Swap Agreements	0	(110)	0	0	(199)	(309)

	$0	$(110)	$0	$0	$(86)	$(196)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$849	$0	$849
Purchased Options	0	0	0	2	16	18
Written Options	0	2	0	6	(12)	(4)
Swap Agreements	0	2	0	55	(6)	51

	$0	$4	$0	$912	$(2)	$914

	$0	$(106)	$0	$912	$(88)	$718

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$13	$0	$13
Australia
Corporate Bonds & Notes	0	207	0	207
Sovereign Issues	0	107	0	107
Brazil
Corporate Bonds & Notes	0	148	0	148
Canada
Corporate Bonds & Notes	0	100	0	100
Non-Agency Mortgage-Backed Securities	0	36	0	36
Sovereign Issues	0	158	0	158
Cayman Islands
Asset-Backed Securities	0	467	0	467
Corporate Bonds & Notes	0	226	0	226
China
Sovereign Issues	0	1,721	0	1,721
Denmark
Corporate Bonds & Notes	0	1,543	0	1,543
France
Corporate Bonds & Notes	0	200	0	200
Sovereign Issues	0	929	0	929
Germany
Corporate Bonds & Notes	0	727	0	727
Ireland
Asset-Backed Securities	0	560	0	560
Sovereign Issues	0	145	0	145

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Italy
Corporate Bonds & Notes	$0	$226	$0	$226
Sovereign Issues	0	1,486	0	1,486
Japan
Corporate Bonds & Notes	0	404	0	404
Sovereign Issues	0	4,595	0	4,595
Jersey, Channel Islands
Corporate Bonds & Notes	0	104	0	104
Kuwait
Sovereign Issues	0	215	0	215
Netherlands
Corporate Bonds & Notes	0	314	0	314
Peru
Sovereign Issues	0	224	0	224
Poland
Sovereign Issues	0	107	0	107
Qatar
Sovereign Issues	0	665	0	665
Russia
Sovereign Issues	0	66	0	66
Saudi Arabia
Sovereign Issues	0	201	0	201
South Korea
Sovereign Issues	0	643	0	643
Spain
Preferred Securities	0	120	0	120
Sovereign Issues	0	1,393	0	1,393

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Switzerland
Sovereign Issues	$0	$78	$0	$78
United Arab Emirates
Sovereign Issues	0	203	0	203
United Kingdom
Corporate Bonds & Notes	0	3,024	0	3,024
Non-Agency Mortgage-Backed Securities	0	1,277	0	1,277
Sovereign Issues	0	277	0	277
United States
Asset-Backed Securities	0	1,380	0	1,380
Corporate Bonds & Notes	0	3,576	0	3,576
Loan Participations and Assignments	0	97	0	97
Non-Agency Mortgage-Backed Securities	0	1,581	0	1,581
Preferred Securities	0	55	0	55
U.S. Government Agencies	0	8,583	0	8,583
U.S. Treasury Obligations	0	2,590	0	2,590
Short-Term Instruments
Repurchase Agreements	0	233	0	233
Argentina Treasury Bills	0	2	0	2
Czech Republic Treasury Bills	0	44	0	44
Japan Treasury Bills	0	368	0	368
Mexico Treasury Bills	0	121	0	121

	$0	$41,539	$0	$41,539

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$324	$0	$0	$324

Total Investments	$324	$41,539	$0	$41,863

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(316)	$0	$(316)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	35	26	0	61
Over the counter	0	860	0	860

	$35	$886	$0	$921

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(16)	(51)	0	(67)
Over the counter	0	(330)	0	(330)

	$(16)	$(381)	$0	$(397)

Total Financial Derivative Instruments	$19	$505	$0	$524

Totals	$343	$41,728	$0	$42,071

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO International Bond Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved

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Notes to Financial Statements (Cont.)

pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily

32	PIMCO VARIABLE INSURANCE TRUST

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available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These

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Notes to Financial Statements (Cont.)

securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates.

Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website

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at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$574	$9	$(571)	$(4)	$6	$14	$9	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$204	$9,506	$(9,400)	$0	$0	$310	$6	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the

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Notes to Financial Statements (Cont.)

Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

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Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the

Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest

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payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

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(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will

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Notes to Financial Statements (Cont.)

specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to

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take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts

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Notes to Financial Statements (Cont.)

received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

New/Small Portfolio Risk  is the risk that a new or smaller Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term. In addition, new Portfolios have limited operating histories for investors to evaluate and new and smaller Portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment

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Notes to Financial Statements (Cont.)

transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”)

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

ANNUAL REPORT	DECEMBER 31, 2019	45

Notes to Financial Statements (Cont.)

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$58	$530

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$100,715	$97,074	$16,296	$13,425

†	A zero balance may reflect actual amounts rounding to less than one thousand.

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	0	$0	0	$0

Administrative Class	303	2,975	695	7,480

Advisor Class	262	2,589	1,057	11,379
Issued as reinvestment of distributions

Institutional Class	0	0	0	1

Administrative Class	20	201	65	638

Advisor Class	38	375	140	1,375
Cost of shares redeemed

Institutional Class	0	0	0	0

Administrative Class	(328)	(3,224)	(571)	(6,006)

Advisor Class	(463)	(4,564)	(1,190)	(12,516)

Net increase (decrease) resulting from Portfolio share transactions	(168)	$(1,648)	196	$2,351

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 73% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2019	47

Notes to Financial Statements (Cont.)

December 31, 2019

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO International Bond Portfolio (Unhedged)	$1,262	$0	$280	$0	$(287)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO International Bond Portfolio (Unhedged)	$0	$287

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO International Bond Portfolio (Unhedged)	$41,600	$1,375	$(1,036)	$339

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO International Bond Portfolio (Unhedged)	$576	$0	$0	$1,695	$216	$102

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

48	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO International Bond Portfolio (Unhedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO International Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2019	49

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services LLC

BOM	Bank of Montreal	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	GRE	NatWest Markets Securities Inc.	RYL	NatWest Markets Plc

BSH	Banco Santander S.A. - New York Branch	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris

CIB	Canadian Imperial Bank of Commerce	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.

CKL	Citibank N.A. London	JLN	JP Morgan Chase Bank N.A. London	TDM	TD Securities (USA) LLC

DBL	Deutsche Bank AG London	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MBC	HSBC Bank Plc	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MEI	Merrill Lynch International	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NOK	Norwegian Krone

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar

BRL	Brazilian Real	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

CAD	Canadian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty

CHF	Swiss Franc	IDR	Indonesian Rupiah	RON	Romanian New Leu

CLP	Chilean Peso	ILS	Israeli Shekel	RUB	Russian Ruble

CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	SEK	Swedish Krona

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	TWD	Taiwanese Dollar

COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar

CZK	Czech Koruna	MXN	Mexican Peso	ZAR	South African Rand

DKK	Danish Krone	MYR	Malaysian Ringgit

Exchange Abbreviations:

CBOT	Chicago Board of Trade	MSE	Montreal Stock Exchange	OTC	Over the Counter

CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR

BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate

CDOR01	1 Month CDN Swap Rate

Other Abbreviations:

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	SONIO	Sterling Overnight Interbank Average Rate

BBR	Bank Bill Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	STIBOR	Stockholm Interbank Offered Rate

BTP	Buoni del Tesoro Poliennali	NCUA	National Credit Union Administration	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	TELBOR	Tel Aviv Inter-Bank Offered Rate

DAC	Designated Activity Company	OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind	WIBOR	Warsaw Interbank Offered Rate

JIBAR	Johannesburg Interbank Agreed Rate	PRIBOR	Prague Interbank Offered Rate

50	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO International Bond Portfolio (Unhedged)	0.00%	0.00%	$513	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	DECEMBER 31, 2019	51

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2019	53

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

54	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

ANNUAL REPORT	DECEMBER 31, 2019	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

ANNUAL REPORT	DECEMBER 31, 2019	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

ANNUAL REPORT	DECEMBER 31, 2019	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

60	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT05AR_123119

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO Low Duration Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO Low Duration Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform

4	PIMCO VARIABLE INSURANCE TRUST

mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Low Duration Portfolio	02/16/99	04/10/00	02/16/99	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the PIMCO Low Duration Portfolio (Cont.)

Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2019†§

U.S. Government Agencies	30.1%

Corporate Bonds & Notes	26.3%

U.S. Treasury Obligations	14.2%

Short-Term Instruments‡	12.1%

Asset-Backed Securities	7.0%

Sovereign Issues	6.1%

Non-Agency Mortgage-Backed Securities	3.7%

Loan Participations and Assignments	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Years	10 Years	Inception≈
PIMCO Low Duration Portfolio Institutional Class	4.18%	1.63%	2.17%	3.67%
PIMCO Low Duration Portfolio Administrative Class	4.03%	1.48%	2.02%	3.51%
PIMCO Low Duration Portfolio Advisor Class	3.92%	1.38%	1.92%	3.07%
ICE BofAML 1-3 Year U.S. Treasury Index±	3.55%	1.39%	1.22%	2.86%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 02/16/1999.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.59% for Institutional Class shares, 0.74% for Administrative Class shares, and 0.84% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to performance as investment grade spreads tightened over the year.

»	Holdings of Agency mortgage-backed securities contributed to performance as Agency spreads narrowed over the year.

»	Holdings of select securitized credits contributed to performance as securitized spreads tightened over the year.

»	Short exposure to duration in select developed markets including the U.K., Australia and Japan detracted from relative performance as rates fell.

»	Short exposure to the Chinese yuan — particularly towards the end of the reporting period — detracted from relative performance, as the currency appreciated relative to the U.S. dollar.

ANNUAL REPORT	DECEMBER 31, 2019	7

Expense Example PIMCO Low Duration Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,012.30	$4.44	$1,000.00	$1,020.93	$4.46	0.87%
Administrative Class	1,000.00	1,011.50	5.20	1,000.00	1,020.17	5.22	1.02
Advisor Class	1,000.00	1,011.00	5.71	1,000.00	1,019.67	5.73	1.12

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	DECEMBER 31, 2019	9

Financial Highlights PIMCO Low Duration Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

12/31/2019	$10.08	$0.29	$0.13	$0.42	$(0.24)	$0.00	$(0.06)	$(0.30)

12/31/2018	10.24	0.20	(0.15)	0.05	(0.21)	0.00	0.00	(0.21)

12/31/2017	10.24	0.15	0.00	0.15	(0.13)	0.00	(0.02)	(0.15)

12/31/2016	10.25	0.16	0.00	0.16	(0.09)	0.00	(0.08)	(0.17)

12/31/2015	10.58	0.15	(0.10)	0.05	(0.38)	0.00	0.00	(0.38)
Administrative Class

12/31/2019	10.08	0.28	0.12	0.40	(0.22)	0.00	(0.06)	(0.28)

12/31/2018	10.24	0.20	(0.17)	0.03	(0.19)	0.00	0.00	(0.19)

12/31/2017	10.24	0.13	0.01	0.14	(0.12)	0.00	(0.02)	(0.14)

12/31/2016	10.25	0.14	0.00	0.14	(0.07)	0.00	(0.08)	(0.15)

12/31/2015	10.58	0.14	(0.11)	0.03	(0.36)	0.00	0.00	(0.36)
Advisor Class

12/31/2019	10.08	0.27	0.12	0.39	(0.21)	0.00	(0.06)	(0.27)

12/31/2018	10.24	0.19	(0.17)	0.02	(0.18)	0.00	0.00	(0.18)

12/31/2017	10.24	0.12	0.01	0.13	(0.11)	0.00	(0.02)	(0.13)

12/31/2016	10.25	0.13	0.00	0.13	(0.06)	0.00	(0.08)	(0.14)

12/31/2015	10.58	0.13	(0.11)	0.02	(0.35)	0.00	0.00	(0.35)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.20	4.18%	$11,474	0.89%	0.89%	0.50%	0.50%	2.86%	308%

10.08	0.49	8,588	0.59	0.59	0.50	0.50	2.02	624

10.24	1.50	15,368	0.50	0.50	0.50	0.50	1.44	544

10.24	1.56	8,710	0.50	0.50	0.50	0.50	1.59	391

10.25	0.47	8,291	0.51	0.51	0.50	0.50	1.39	181

10.20	4.03	1,007,149	1.04	1.04	0.65	0.65	2.76	308

10.08	0.34	1,197,654	0.74	0.74	0.65	0.65	1.94	624

10.24	1.35	1,272,418	0.65	0.65	0.65	0.65	1.31	544

10.24	1.41	1,248,263	0.65	0.65	0.65	0.65	1.40	391

10.25	0.31	1,323,009	0.66	0.66	0.65	0.65	1.32	181

10.20	3.92	754,355	1.14	1.14	0.75	0.75	2.65	308

10.08	0.24	757,166	0.84	0.84	0.75	0.75	1.85	624

10.24	1.25	761,611	0.75	0.75	0.75	0.75	1.21	544

10.24	1.30	717,542	0.75	0.75	0.75	0.75	1.31	391

10.25	0.21	677,728	0.76	0.76	0.75	0.75	1.25	181

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$1,944,757
Investments in Affiliates	235,453
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,349
Over the counter	3,053
Cash	1
Deposits with counterparty	9,347
Foreign currency, at value	4,858
Receivable for investments sold	4,362
Receivable for TBA investments sold	438,429
Receivable for Portfolio shares sold	1,394
Interest and/or dividends receivable	6,392
Dividends receivable from Affiliates	486
Total Assets	2,649,881

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$230,613
Payable for short sales	274,305
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,449
Over the counter	10,358
Payable for investments in Affiliates purchased	448
Payable for TBA investments purchased	356,012
Deposits from counterparty	2,314
Payable for Portfolio shares redeemed	358
Accrued investment advisory fees	377
Accrued supervisory and administrative fees	377
Accrued distribution fees	160
Accrued servicing fees	129
Other liabilities	3
Total Liabilities	876,903

Net Assets	$1,772,978

Net Assets Consist of:

Paid in capital	$1,813,751
Distributable earnings (accumulated loss)	(40,773)

Net Assets	$1,772,978

Net Assets:

Institutional Class	$11,474
Administrative Class	1,007,149
Advisor Class	754,355

Shares Issued and Outstanding:

Institutional Class	1,125
Administrative Class	98,724
Advisor Class	73,945

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.20
Administrative Class	10.20
Advisor Class	10.20

Cost of investments in securities	$1,916,198
Cost of investments in Affiliates	$236,477
Cost of foreign currency held	$4,836
Proceeds received on short sales	$273,835
Cost or premiums of financial derivative instruments, net	$734

* Includes repurchase agreements of:	$2,931

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Interest	$61,921
Dividends from Investments in Affiliates	6,907
Total Income	68,828

Expenses:

Investment advisory fees	4,533
Supervisory and administrative fees	4,533
Servicing fees - Administrative Class	1,573
Distribution and/or servicing fees - Advisor Class	1,885
Trustee fees	43
Interest expense	7,026
Miscellaneous expense	5
Total Expenses	19,598

Net Investment Income (Loss)	49,230

Net Realized Gain (Loss):

Investments in securities	8,111
Investments in Affiliates	46
Exchange-traded or centrally cleared financial derivative instruments	(15,497)
Over the counter financial derivative instruments	4,865
Foreign currency	1,511

Net Realized Gain (Loss)	(964)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	25,868
Investments in Affiliates	697
Exchange-traded or centrally cleared financial derivative instruments	6,405
Over the counter financial derivative instruments	(9,488)
Foreign currency assets and liabilities	6

Net Change in Unrealized Appreciation (Depreciation)	23,488

Net Increase (Decrease) in Net Assets Resulting from Operations	$71,754

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$49,230	$38,242
Net realized gain (loss)	(964)	(20,945)
Net change in unrealized appreciation (depreciation)	23,488	(12,956)

Net Increase (Decrease) in Net Assets Resulting from Operations	71,754	4,341

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(235)	(269)
Administrative Class	(23,111)	(23,503)
Advisor Class	(15,834)	(13,801)

Tax basis return of capital
Institutional Class	(58)	0
Administrative Class	(5,967)	0
Advisor Class	(4,291)	0

Total Distributions(a)	(49,496)	(37,573)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(212,688)	(52,757)

Total Increase (Decrease) in Net Assets	(190,430)	(85,989)

Net Assets:

Beginning of year	1,963,408	2,049,397
End of year	$1,772,978	$1,963,408

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

State of Qatar
2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~	$6,000	$6,000

Toyota Motor Credit Corp.
2.525% (LIBOR03M + 0.580%) due 09/28/2020 «~	6,000	5,998

Total Loan Participations and Assignments (Cost $11,958)		11,998

CORPORATE BONDS & NOTES 32.3%

BANKING & FINANCE 20.2%

ABN AMRO Bank NV
2.489% (US0003M + 0.570%) due 08/27/2021 ~	5,100	5,122

AIG Global Funding
2.407% (US0003M + 0.460%) due 06/25/2021 ~	3,000	3,012

Ally Financial, Inc.
7.500% due 09/15/2020	100	104
8.000% due 03/15/2020	200	202

American Express Co.
2.491% (US0003M + 0.600%) due 11/05/2021 ~	5,000	5,023
3.375% due 05/17/2021	3,000	3,057
3.700% due 11/05/2021	5,000	5,152

American Honda Finance Corp.
2.360% (US0003M + 0.450%) due 02/15/2022 ~	5,400	5,419

American Tower Corp.
2.800% due 06/01/2020	9,900	9,929

Australia & New Zealand Banking Group Ltd.
2.364% (US0003M + 0.460%) due 05/17/2021 ~	4,650	4,669

Aviation Capital Group LLC
2.606% (US0003M + 0.670%) due 07/30/2021 ~	3,100	3,101
2.857% (US0003M + 0.950%) due 06/01/2021 ~	4,900	4,922

Banco Santander S.A.
3.121% (US0003M + 1.120%) due 04/12/2023 ~	2,400	2,417

Bank of America Corp.
2.559% (US0003M + 0.650%) due 10/01/2021 ~	900	903
2.894% (US0003M + 0.960%) due 07/23/2024 ~	1,200	1,213
3.126% (US0003M + 1.160%) due 01/20/2023 ~	200	203
3.499% due 05/17/2022 •	4,000	4,080

Bank of Nova Scotia
1.875% due 04/26/2021	3,900	3,902

Barclays PLC
4.011% (US0003M + 2.110%) due 08/10/2021 ~	4,900	5,017

BBVA USA
2.618% (US0003M + 0.730%) due 06/11/2021 ~	5,000	5,013

BOC Aviation Ltd.
2.375% due 09/15/2021	400	399

Brixmor Operating Partnership LP
2.959% (US0003M + 1.050%) due 02/01/2022 ~	5,000	4,999

Citibank N.A.
2.499% (US0003M + 0.600%) due 05/20/2022 ~	3,600	3,615
2.504% (US0003M + 0.570%) due 07/23/2021 ~	4,900	4,922

Citigroup, Inc.
2.626% (US0003M + 0.690%) due 10/27/2022 ~	5,000	5,041
2.700% due 10/27/2022	1,000	1,016
2.750% due 04/25/2022	1,100	1,117

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group Funding Guernsey Ltd.
4.293% (US0003M + 2.290%) due 04/16/2021 ~		$5,800	$5,947

Danske Bank A/S
5.000% due 01/12/2022		4,800	5,040

DBS Bank Ltd.
3.300% due 11/27/2021		5,900	6,059

Deutsche Bank AG
0.105% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	5,000	5,597
3.192% (US0003M + 1.290%) due 02/04/2021 ~		$5,000	5,009
4.250% due 10/14/2021		2,500	2,571

Ford Motor Credit Co. LLC
2.853% (US0003M + 0.810%) due 04/05/2021 ~		3,900	3,883
2.865% (US0003M + 0.930%) due 09/24/2020 ~		5,000	5,008
4.593% (US0003M + 2.550%) due 01/07/2021 ~		5,900	5,986
5.085% due 01/07/2021		2,600	2,662
5.750% due 02/01/2021		600	619
8.125% due 01/15/2020		300	301

GE Capital European Funding Unlimited Co.
4.350% due 11/03/2021	EUR	1,300	1,574

General Motors Financial Co., Inc.
2.916% (US0003M + 0.930%) due 04/13/2020 ~		$3,860	3,866
3.200% due 07/13/2020		7,000	7,033
3.561% (US0003M + 1.560%) due 01/15/2020 ~		3,900	3,902

Goldman Sachs Group, Inc.
2.660% (US0003M + 0.750%) due 02/23/2023 ~		2,400	2,415
3.094% (US0003M + 1.160%) due 04/23/2020 ~		5,684	5,697
3.094% (US0003M + 1.200%) due 09/15/2020 ~		4,500	4,529
3.300% (US0003M + 1.360%) due 04/23/2021 ~		1,300	1,317

Harley-Davidson Financial Services, Inc.
2.395% (US0003M + 0.500%) due 05/21/2020 ~		5,100	5,106
2.847% (US0003M + 0.940%) due 03/02/2021 ~		4,900	4,930

HSBC Holdings PLC
2.504% (US0003M + 0.600%) due 05/18/2021 ~		4,800	4,805

JPMorgan Chase & Co.
2.509% (US0003M + 0.610%) due 06/18/2022 ~		3,000	3,013
3.133% (US0003M + 1.205%) due 10/29/2020 ~		5,800	5,846

Lloyds Bank PLC
2.384% (US0003M + 0.490%) due 05/07/2021 ~		5,000	5,018

Lloyds Banking Group PLC
2.728% (US0003M + 0.800%) due 06/21/2021 ~		4,000	4,023

Logicor Financing SARL
1.500% due 11/14/2022	EUR	5,200	6,020

Marsh & McLennan Cos., Inc.
3.161% (US0003M + 1.200%) due 12/29/2021 ~		$2,400	2,402
3.500% due 12/29/2020		4,600	4,668

Metropolitan Life Global Funding
1.950% due 09/15/2021		2,500	2,502

Mitsubishi UFJ Financial Group, Inc.
2.647% (US0003M + 0.740%) due 03/02/2023 ~		10,200	10,232
3.787% (US0003M + 1.880%) due 03/01/2021 ~		535	545

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		500	511

Mizuho Financial Group, Inc.
2.295% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	6,700	4,740

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Natwest Markets PLC
0.003% (EUR003M + 0.400%) due 03/02/2020 ~	EUR	4,400	$4,937

Navient Corp.
8.000% due 03/25/2020		$100	101

NTT Finance Corp.
1.900% due 07/21/2021		2,800	2,793

Oversea-Chinese Banking Corp. Ltd.
2.354% (US0003M + 0.450%) due 05/17/2021 ~		3,300	3,306

PNC Bank N.A.
2.403% (US0003M + 0.450%) due 07/22/2022 ~		4,500	4,509

Regions Bank
2.405% (US0003M + 0.500%) due 08/13/2021 ~		5,600	5,606

Royal Bank of Canada
3.350% due 10/22/2021		10,000	10,259

Santander UK PLC
2.527% (US0003M + 0.620%) due 06/01/2021 ~		5,000	5,019
2.570% (US0003M + 0.660%) due 11/15/2021 ~		5,900	5,931

SBA Tower Trust
2.877% due 07/15/2046		1,400	1,406

Skandinaviska Enskilda Banken AB
2.334% (US0003M + 0.430%) due 05/17/2021 ~		5,000	5,013

SL Green Operating Partnership LP
2.884% (US0003M + 0.980%) due 08/16/2021 ~		6,000	6,001

Standard Chartered PLC
2.744% due 09/10/2022 •		4,500	4,531

Synchrony Bank
3.650% due 05/24/2021		5,200	5,310

Synchrony Financial
3.132% (US0003M + 1.230%) due 02/03/2020 ~		5,600	5,605

Toronto-Dominion Bank
3.350% due 10/22/2021		6,000	6,159

U.S. Bank N.A.
3.150% due 04/26/2021		6,100	6,198

UBS AG
2.450% due 12/01/2020		3,850	3,864

UBS Group AG
3.766% due 04/14/2021 •		4,700	4,789

UniCredit SpA
5.901% (US0003M + 3.900%) due 01/14/2022 ~		5,100	5,348
7.830% due 12/04/2023		10,700	12,485

Volkswagen Bank GmbH
0.025% due 06/15/2021 •	EUR	1,400	1,571

Wells Fargo & Co.
3.240% (US0003M + 1.340%) due 03/04/2021 ~		$4,000	4,050

Wells Fargo Bank N.A.
2.434% (US0003M + 0.500%) due 07/23/2021 ~		5,000	5,008
2.463% (US0003M + 0.510%) due 10/22/2021 ~		2,000	2,009

			358,753

INDUSTRIALS 11.0%

AbbVie, Inc.
2.150% due 11/19/2021		5,800	5,813
2.300% due 05/14/2021		3,200	3,214
2.300% due 11/21/2022		5,200	5,228
3.375% due 11/14/2021		3,100	3,181

BAT Capital Corp.
2.499% due 08/14/2020 •		6,200	6,211

Bayer U.S. Finance LLC
2.577% (US0003M + 0.630%) due 06/25/2021 ~		6,100	6,121

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BMW Finance NV
2.250% due 08/12/2022		$4,000	$4,018

BMW U.S. Capital LLC
2.000% due 04/11/2021		2,100	2,103

Broadcom Corp.
2.375% due 01/15/2020		4,000	4,000

Broadcom, Inc.
3.125% due 04/15/2021		4,800	4,858

Caesars Resort Collection LLC
5.250% due 10/15/2025		750	777

Campbell Soup Co.
2.394% (US0003M + 0.500%) due 03/16/2020 ~		9,000	9,003
2.524% (US0003M + 0.630%) due 03/15/2021 ~		4,100	4,110

Charter Communications Operating LLC
3.579% due 07/23/2020		4,900	4,932
4.464% due 07/23/2022		2,100	2,207

Comcast Corp.
2.349% (US0003M + 0.440%) due 10/01/2021 ~		500	503

Conagra Brands, Inc.
2.512% (US0003M + 0.500%) due 10/09/2020 ~		2,500	2,504

Constellation Brands, Inc.
2.250% due 11/06/2020		2,310	2,315

CVS Health Corp.
2.515% (US0003M + 0.630%) due 03/09/2020 ~		610	611

Daimler Finance North America LLC
2.452% (US0003M + 0.550%) due 05/04/2021 ~		5,000	5,008
2.561% (US0003M + 0.670%) due 11/05/2021 ~		900	904
2.810% (US0003M + 0.900%) due 02/15/2022 ~		5,400	5,443
3.400% due 02/22/2022		4,800	4,918

Energy Transfer Partners LP
5.750% due 09/01/2020		1,630	1,653

General Electric Co.
0.000% due 05/28/2020 •	EUR	700	785
0.375% due 05/17/2022		400	449

General Mills, Inc.
2.541% (US0003M + 0.540%) due 04/16/2021 ~		$2,100	2,107

Georgia-Pacific LLC
5.400% due 11/01/2020		6,800	6,989

Hewlett Packard Enterprise Co.
2.763% (US0003M + 0.720%) due 10/05/2021 ~		3,900	3,901

Hyundai Capital America
2.699% due 09/18/2020 •		6,700	6,715

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		7,100	7,252

Kinder Morgan Energy Partners LP
4.150% due 03/01/2022		500	519

Kinder Morgan, Inc.
5.000% due 02/15/2021		300	309

Kraft Heinz Foods Co.
2.800% due 07/02/2020		440	441
3.375% due 06/15/2021		3,200	3,257

L3Harris Technologies, Inc.
2.416% (US0003M + 0.480%) due 04/30/2020 ~		4,400	4,403

Local Initiatives Support Corp.
3.005% due 03/01/2022		1,300	1,317

Marriott International, Inc.
2.507% (US0003M + 0.600%) due 12/01/2020 ~		4,900	4,917

Masco Corp.
3.500% due 04/01/2021		2,887	2,929

McDonald’s Corp.
2.366% (US0003M + 0.430%) due 10/28/2021 ~		4,100	4,114

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mylan NV
3.750% due 12/15/2020		$460	$469

Oracle Corp.
1.900% due 09/15/2021		9,900	9,921

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020		1,800	1,827

PayPal Holdings, Inc.
2.200% due 09/26/2022		4,400	4,426

Penske Truck Leasing Co. LP
3.300% due 04/01/2021		2,900	2,944

Reckitt Benckiser Treasury Services PLC
2.495% (US0003M + 0.560%) due 06/24/2022 ~		400	401

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		1,000	1,028

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		905	914

Time Warner Cable LLC
4.125% due 02/15/2021		2,900	2,947

United Technologies Corp.
2.554% (US0003M + 0.650%) due 08/16/2021 ~		3,100	3,100

Volkswagen Group of America Finance LLC
2.500% due 09/24/2021		1,000	1,009
2.700% due 09/26/2022		500	506
2.795% (US0003M + 0.860%) due 09/24/2021 ~		1,600	1,612
2.841% (US0003M + 0.940%) due 11/12/2021 ~		5,900	5,953
3.875% due 11/13/2020		5,900	5,997
4.000% due 11/12/2021		5,900	6,102

Volkswagen International Finance NV
1.151% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	700	807

Zimmer Biomet Holdings, Inc.
2.653% (US0003M + 0.750%) due 03/19/2021 ~		$2,300	2,300
2.700% due 04/01/2020		2,300	2,302

			194,604

UTILITIES 1.1%

AT&T, Inc.
2.951% (US0003M + 0.950%) due 07/15/2021 ~		1,600	1,616

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		1,200	1,201

LG&E & KU Energy LLC
3.750% due 11/15/2020		900	909

NextEra Energy Capital Holdings, Inc.
2.403% due 09/01/2021		2,900	2,921
2.630% (US0003M + 0.720%) due 02/25/2022 ~		4,800	4,842

Sempra Energy
2.344% (US0003M + 0.450%) due 03/15/2021 ~		5,000	5,003

Verizon Communications, Inc.
2.894% (US0003M + 1.000%) due 03/16/2022 ~		3,500	3,559

			20,051

Total Corporate Bonds & Notes (Cost $566,732)			573,408

U.S. GOVERNMENT AGENCIES 37.0%

Fannie Mae
1.000% due 01/25/2043		130	124
1.711% due 07/25/2037 •		143	141
1.768% due 12/25/2036 •		34	34
2.058% due 09/25/2042 •		349	346
2.142% due 03/25/2044 •		32	32
2.592% due 04/25/2023 •		13	13
2.637% due 06/17/2027 •		16	16
3.500% due 08/01/2058		8,711	9,162
3.527% due 07/01/2042 - 06/01/2043 •		140	140

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.577% due 09/01/2041 •	$104	$104
3.921% due 09/01/2035 •	100	104
4.022% due 07/01/2035 •	5	6
4.087% due 11/01/2035 •	21	22
4.186% due 12/01/2036 •	4	5
4.402% due 05/01/2038 •	1,659	1,740
5.000% due 04/25/2033	6	7
5.094% due 09/01/2034 •	2	2
5.292% due 12/25/2042 ~	5	5

Freddie Mac
1.922% due 08/25/2031 •	70	70
2.000% due 11/15/2026	3,026	3,037
2.181% due 12/15/2042 •	4,498	4,471
3.378% due 02/25/2045 •	136	138
4.000% due 12/01/2047 - 09/01/2048	74,117	77,373
4.021% due 09/01/2035 •	114	120
4.489% due 07/01/2035 •	34	35
6.500% due 07/25/2043	36	42
6.896% due 08/15/2044 •	2,805	3,228

Ginnie Mae
2.294% due 10/20/2065 •	8,083	8,077
2.314% due 07/20/2063 •	2,901	2,902
2.457% due 06/20/2065 •	2,856	2,850
2.574% due 05/20/2066 •	989	996
2.624% due 04/20/2066 •	6,695	6,750
3.310% due 07/20/2067 •	7,428	7,542
4.000% due 06/20/2049	1,657	1,717
4.500% due 06/20/2048 - 05/20/2049	30,677	32,082
5.000% due 02/20/2041 (a)	8	0
5.000% due 04/20/2049 - 06/20/2049	32,814	34,565

Ginnie Mae, TBA
4.500% due 02/01/2050	16,600	17,389
5.000% due 01/01/2050	64,000	67,463

Uniform Mortgage-Backed Security
3.500% due 04/01/2045 - 12/01/2047	72,746	76,700
4.000% due 08/01/2044 - 03/01/2049	136,863	142,682
4.000% due 12/01/2048 (g)	36,888	38,385
4.500% due 03/01/2023 - 08/01/2046	6,018	6,432
5.000% due 05/01/2027 - 06/01/2028	93	99
5.500% due 12/01/2028 - 02/01/2049	513	553
6.000% due 02/01/2033 - 01/01/2039	1,103	1,241
6.500% due 04/01/2036	70	78

Uniform Mortgage-Backed Security, TBA
3.000% due 02/01/2050	19,600	19,854
3.500% due 01/01/2050	900	925
4.000% due 01/01/2050	73,935	76,887
4.500% due 01/01/2035 - 02/01/2050	8,500	8,949

Total U.S. Government Agencies (Cost $642,952)		655,635

U.S. TREASURY OBLIGATIONS 17.5%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022 (g)	79,893	79,782
0.125% due 01/15/2023 (g)(k)	38,910	38,911
0.250% due 01/15/2025 (i)	10,322	10,416
0.375% due 07/15/2023 (g)(i)(k)	69,778	70,751
0.500% due 04/15/2024 (k)	3,061	3,111
0.625% due 04/15/2023 (g)(i)	68,483	69,551
0.875% due 01/15/2029 (g)	28,945	30,746
1.000% due 02/15/2049 (k)	6,136	6,825

Total U.S. Treasury Obligations (Cost $304,674)		310,093

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.5%

Adjustable Rate Mortgage Trust
6.049% due 09/25/2035 ^~	303	295

American Home Mortgage Investment Trust
3.480% due 10/25/2034 •	6	6
3.907% due 02/25/2045 •	45	46

Banc of America Funding Trust
4.321% due 01/20/2047 ^~	184	179

Banc of America Mortgage Trust
4.624% due 08/25/2034 ~	551	570
4.700% due 07/25/2034 ~	270	282
5.212% due 05/25/2033 ~	84	86
6.500% due 10/25/2031	3	3

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCAP LLC Trust
2.158% due 01/26/2036 •		$838	$835

Bear Stearns Adjustable Rate Mortgage Trust
3.920% due 01/25/2035 ~		1,488	1,498
4.153% due 01/25/2034 ~		8	9
4.342% due 01/25/2035 ~		71	72
4.344% due 07/25/2034 ~		89	87
4.880% due 04/25/2033 ~		1	1

Bear Stearns ALT-A Trust
1.952% due 02/25/2034 •		211	204

Bear Stearns Structured Products, Inc. Trust
3.649% due 12/26/2046 ^~		287	248
4.001% due 01/26/2036 ^~		428	383

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.072% due 01/25/2035 •		24	24

Citigroup Global Markets Mortgage Securities, Inc.
7.000% due 06/25/2033 þ		1	1

Citigroup Mortgage Loan Trust
4.521% due 08/25/2035 ^~		173	155
4.810% due 05/25/2035 •		43	44

Countrywide Alternative Loan Trust
6.000% due 10/25/2033		7	7

Countrywide Home Loan Mortgage Pass-Through Trust
3.793% due 02/20/2036 ^•		262	258
3.832% due 02/20/2035 ~		164	166
3.841% due 11/25/2034 ~		249	251
3.939% due 11/20/2034 ~		444	456

Credit Suisse First Boston Mortgage Securities Corp.
2.668% due 03/25/2032 ~		1	1

Eurosail PLC
0.000% due 12/10/2044 •	EUR	56	62
1.729% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	7,090	9,378

First Horizon Alternative Mortgage Securities Trust
4.061% due 09/25/2034 ~		$282	283

First Horizon Mortgage Pass-Through Trust
4.664% due 08/25/2035 ~		97	82

FirstMac Mortgage Funding Trust
1.885% due 03/08/2049 •	AUD	2,857	2,000
2.135% due 03/08/2049 •		6,100	4,294

GMAC Mortgage Corp. Loan Trust
4.306% due 11/19/2035 ~		$64	64

Great Hall Mortgages PLC
2.029% due 06/18/2039 •		1,147	1,119

GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		5,000	5,051

GS Mortgage Securities Trust
1.948% due 11/10/2045 ~(a)		2,110	95

GSR Mortgage Loan Trust
4.269% due 09/25/2035 ~		178	184
4.635% due 09/25/2034 ~		56	59

HarborView Mortgage Loan Trust
2.204% due 05/19/2035 •		60	58
4.343% due 07/19/2035 ^~		268	253

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	16,483	21,888

Holmes Master Issuer PLC
2.361% due 10/15/2054 •		$2,694	2,693

Impac CMB Trust
2.792% due 07/25/2033 •		60	59

JPMorgan Chase Commercial Mortgage Securities Trust
1.757% due 10/15/2045 ~(a)		13,190	507

JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		15	12

Juno Eclipse Ltd.
0.000% due 11/20/2022 •	EUR	471	502

Merrill Lynch Mortgage Investors Trust
2.042% due 11/25/2035 •		$68	65
2.452% due 09/25/2029 •		379	374

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.072% due 12/25/2035 •		335	318

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PHHMC Trust
5.464% due 07/18/2035 ~		$175	$179

Prime Mortgage Trust
2.192% due 02/25/2034 •		4	3

Residential Funding Mortgage Securities, Inc. Trust
4.337% due 09/25/2035 ^~		536	444

Silverstone Master Issuer PLC
2.536% due 01/21/2070 •		3,294	3,296

Structured Adjustable Rate Mortgage Loan Trust
3.639% due 01/25/2035 ^•		145	142
4.241% due 08/25/2035 ~		122	124
4.389% due 02/25/2034 ~		121	123

Structured Asset Mortgage Investments Trust
2.072% due 02/25/2036 ^•		98	95
2.424% due 09/19/2032 •		1	1

Towd Point Mortgage Funding
0.000% due 07/20/2045 •	GBP	4,600	6,093

Towd Point Mortgage Funding PLC
1.820% due 10/20/2051 •		10,223	13,620

WaMu Mortgage Pass-Through Certificates Trust
2.062% due 12/25/2045 •		$67	67
2.472% due 01/25/2045 •		437	435
3.639% due 06/25/2042 •		12	12

Wells Fargo Commercial Mortgage Trust
1.757% due 10/15/2045 ~(a)		3,477	136

Total Non-Agency Mortgage-Backed Securities (Cost $80,651)			80,337

ASSET-BACKED SECURITIES 8.6%

ACE Securities Corp. Home Equity Loan Trust
1.852% due 10/25/2036 •		60	31
2.692% due 12/25/2034 •		1,189	1,171

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.292% due 09/25/2035 •		5,642	5,666

Asset-Backed Funding Certificates Trust
2.467% due 06/25/2035 •		2,269	2,281

Asset-Backed Securities Corp. Home Equity Loan Trust
3.390% due 03/15/2032 •		66	67

Bear Stearns Asset-Backed Securities Trust
2.792% due 10/25/2037 •		1,026	1,032

Black Diamond CLO Ltd.
3.052% due 02/06/2026 •		1,013	1,014

CARDS Trust
2.090% due 04/17/2023 •		10,000	10,004
3.047% due 04/17/2023		10,000	10,024

Chesapeake Funding LLC
2.110% due 08/15/2030 •		5,797	5,793
3.230% due 08/15/2030		4,348	4,410

Citigroup Mortgage Loan Trust, Inc.
2.512% due 09/25/2035 ^•		386	388

Countrywide Asset-Backed Certificates
2.492% due 12/25/2033 •		942	936

Credit Suisse First Boston Mortgage Securities Corp.
2.412% due 01/25/2032 •		5	5

Crown Point CLO Ltd.
2.942% due 07/17/2028 •		3,000	2,986

Discover Card Execution Note Trust
1.900% due 10/17/2022		5,100	5,101

Edsouth Indenture LLC
2.942% due 09/25/2040 •		590	588

Enterprise Fleet Financing LLC
3.380% due 05/20/2024		4,320	4,383

Evans Grove CLO Ltd.
2.834% due 05/28/2028 •		5,000	4,969

Exeter Automobile Receivables Trust
2.900% due 01/18/2022		100	100

Figueroa CLO Ltd.
2.901% due 01/15/2027 •		3,099	3,098

Ford Credit Auto Owner Trust
2.440% due 01/15/2027		4,000	4,009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Credit Floorplan Master Owner Trust
2.020% due 05/15/2023 •		$5,100	$5,098
2.840% due 03/15/2024		4,700	4,769

Gallatin CLO Ltd.
3.016% due 01/21/2028 •		5,000	5,000

GE-WMC Mortgage Securities Trust
1.832% due 08/25/2036 •		9	5

GMF Floorplan Owner Revolving Trust
2.120% due 03/15/2023 •		3,900	3,903

Gracechurch Card Funding PLC
2.140% due 07/15/2022 •		5,000	5,003

GSAMP Trust
2.182% due 01/25/2036 •		1,018	1,014

Hertz Fleet Lease Funding LP
3.230% due 05/10/2032		4,104	4,132

Massachusetts Educational Financing Authority
2.890% due 04/25/2038 •		212	212

MMAF Equipment Finance LLC
2.920% due 07/12/2021		1,673	1,676

NovaStar Mortgage Funding Trust
2.112% due 05/25/2036 •		3,511	3,467

Octagon Investment Partners Ltd.
3.101% due 04/15/2026 •		1,027	1,027

OSCAR U.S. Funding Trust LLC
3.150% due 08/10/2021		1,624	1,629

Palmer Square CLO Ltd.
2.760% due 08/15/2026 •		3,423	3,426

Palmer Square Loan Funding Ltd.
2.651% due 07/15/2026 •		3,350	3,347

Panhandle-Plains Higher Education Authority, Inc.
3.229% due 10/01/2035 •		657	656

Penarth Master Issuer PLC
2.125% due 03/18/2022 •		5,100	5,102

RAAC Trust
2.272% due 03/25/2037 •		120	121

Residential Asset Securities Corp. Trust
2.677% due 01/25/2034 •		2,095	2,096

SLC Student Loan Trust
1.994% due 09/15/2026 •		1,144	1,141
2.004% due 03/15/2027 •		2,971	2,949

SLM Student Loan Trust
2.030% due 10/25/2024 •		390	390
2.090% due 10/25/2029 •		3,512	3,456
2.440% due 04/25/2024 •		171	171

SoFi Consumer Loan Program LLC
3.050% due 12/26/2025		644	645

Sound Point CLO Ltd.
2.856% due 01/20/2028 •		5,000	4,993

Structured Asset Investment Loan Trust
2.497% due 03/25/2034 •		418	413
2.767% due 10/25/2033 •		173	174

TICP CLO Ltd.
2.806% due 04/20/2028 •		6,100	6,068

TPG Real Estate Finance
2.890% due 10/15/2034 •		3,600	3,603

Westlake Automobile Receivables Trust
2.840% due 09/15/2021		647	647

WhiteHorse Ltd.
2.932% due 04/17/2027 •		3,845	3,843

Zais CLO Ltd.
3.151% due 04/15/2028 •		5,000	5,002

Total Asset-Backed Securities (Cost $151,132)			153,234

SOVEREIGN ISSUES 7.5%

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2020 (c)	BRL	128,700	31,660
0.000% due 07/01/2020 (c)		136,300	33,192

Italy Buoni Poliennali Del Tesoro
1.750% due 07/01/2024	EUR	46,000	54,344

Provincia de Buenos Aires
52.270% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	3,463	26

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spain Government International Bond
4.000% due 04/30/2020	EUR	11,600	$13,203

Total Sovereign Issues (Cost $130,560)			132,425

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(b)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.6%

CERTIFICATES OF DEPOSIT 1.2%

Barclays Bank PLC
2.373% (US0003M + 0.450%) due 10/15/2020 ~		$10,000	10,001

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Bank Corporate Markets PLC
2.435% (US0003M + 0.500%) due 09/24/2020 ~		$6,000	$6,014
2.512% (US0003M + 0.500%) due 10/26/2020 ~		5,000	5,011

			21,026

REPURCHASE AGREEMENTS (f) 0.2%
			2,931

ARGENTINA TREASURY BILLS 0.0%
306.288% due 02/26/2020 (c)(d)	ARS	810	9

MEXICO TREASURY BILLS 0.2%
7.138% due 01/09/2020 (c)(d)	MXN	69,300	3,661

Total Short-Term Instruments (Cost $27,539)			27,627

Total Investments in Securities (Cost $1,916,198)			1,944,757

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 13.3%

SHORT-TERM INSTRUMENTS 13.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.3%

PIMCO Short Asset Portfolio	21,345,326	$212,514

PIMCO Short-Term Floating NAV Portfolio III	2,318,750	22,939

Total Short-Term Instruments (Cost $236,477)		235,453

Total Investments in Affiliates (Cost $236,477)		235,453

Total Investments 123.0% (Cost $2,152,675)		$2,180,210

Financial Derivative Instruments (h)(j) (0.4%) (Cost or Premiums, net $734)		(7,405)

Other Assets and Liabilities, net (22.6)%		(399,827)

Net Assets 100.0%		$1,772,978

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$2,931	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(2,991)	$2,931	$2,931

Total Repurchase Agreements						$(2,991)	$2,931	$2,931

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	1.870%	11/12/2019	02/10/2020	$(41,212)	$(41,321)
	1.910	11/21/2019	02/21/2020	(1,953)	(1,957)
BSN	1.790	11/01/2019	01/10/2020	(18,750)	(18,808)
	1.790	11/04/2019	01/13/2020	(64,908)	(65,098)
	1.950	11/13/2019	01/13/2020	(29,826)	(29,907)
DEU	1.920	12/04/2019	01/16/2020	(27,876)	(27,919)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
GRE	1.890%	11/20/2019	02/07/2020	$(7,577)	$(7,595)
	2.040	11/22/2019	02/21/2020	(37,920)	(38,008)

Total Reverse Repurchase Agreements					$(230,613)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (15.5)%
Ginnie Mae, TBA	4.000%	01/01/2050	$1,700	$(1,764)	$(1,760)
Uniform Mortgage-Backed Security, TBA	4.000	01/01/2050	127,165	(132,040)	(132,242)
Uniform Mortgage-Backed Security, TBA	4.000	02/01/2050	133,270	(138,380)	(138,649)
Uniform Mortgage-Backed Security, TBA	6.000	01/01/2050	1,500	(1,651)	(1,654)

Total Short Sales (15.5)%				$(273,835)	$(274,305)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(43,278)	$0	$(43,278)	$43,235	$(43)
BSN	0	(113,813)	0	(113,813)	114,815	1,002
DEU	0	(27,919)	0	(27,919)	28,037	118
FICC	2,931	0	0	2,931	(2,991)	(60)
GRE	0	(45,603)	0	(45,603)	45,692	89

Total Borrowings and Other Financing Transactions	$2,931	$(230,613)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(29,907)	$0	$0	$(29,907)
U.S. Treasury Obligations	0	(111,825)	(88,881)	0	(200,706)

Total Borrowings	$0	$(141,732)	$(88,881)	$0	$(230,613)

Payable for reverse repurchase agreements					$(230,613)

(g)	Securities with an aggregate market value of $233,037 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(283,034) at a weighted average interest rate of 2.400%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures	$ 104.875	02/21/2020	77	$ 154	$ 1	$ 0
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures	105.125	02/21/2020	782	1,564	7	1
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	110.000	02/21/2020	744	744	6	1
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	110.750	02/21/2020	747	747	6	1
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	111.000	02/21/2020	1,266	1,266	11	1
Call - CBOT U.S. Treasury 10-Year Note March 2020 Futures	144.500	02/21/2020	416	416	4	1
Call - CBOT U.S. Treasury 10-Year Note March 2020 Futures	145.000	02/21/2020	398	398	3	0
Call - CBOT U.S. Treasury 10-Year Note March 2020 Futures	147.000	02/21/2020	106	106	1	0

Total Purchased Options					$ 39	$ 5

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 140.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	74	$0	$0	$0	$0
Euro-BTP Italy Government Bond March Futures	03/2020	1,702	226,063	(663)	0	(248)
Euro-Bund 10-Year Bond March Futures	03/2020	710	135,779	(2,147)	0	(892)
Put Options Strike @ EUR 101.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	137	2	0	0	0
Put Options Strike @ EUR 157.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	94	1	0	0	0
U.S. Treasury 2-Year Note March Futures	03/2020	3,750	808,125	(402)	176	0
U.S. Treasury 5-Year Note March Futures	03/2020	2,535	300,675	(1,201)	0	(59)

				$(4,413)	$176	$(1,199)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	12/2020	223	$(62,763)	$174	$3	$0
3-Month Euribor September Futures	09/2020	192	(54,044)	151	3	0
Euro-Bobl March Futures	03/2020	87	(13,041)	37	35	0
Euro-OAT France Government 10-Year Bond March Futures	03/2020	351	(64,085)	844	413	0
U.S. Treasury 10-Year Note March Futures	03/2020	993	(127,523)	1,102	108	0
United Kingdom Long Gilt March Futures	03/2020	237	(41,244)	334	399	(179)

				$2,642	$961	$(179)

Total Futures Contracts				$(1,771)	$1,137	$(1,378)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2020	0.347%	$2,000	$(59)	$72	$13	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(6)	6-Month GBP-LIBOR	0.750%	Semi-Annual	03/18/2030	GBP 21,700	$226	$535	$761	$168	$0
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY 10,270,000	321	73	394	24	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	7,240,000	(87)	(1,051)	(1,138)	0	(25)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	1,640,000	201	177	378	13	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038	3,120,000	69	(2,429)	(2,360)	0	(39)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048	340,000	(11)	(490)	(501)	0	(4)
Pay	28-Day MXN-TIIE	8.700	Lunar	11/02/2020	MXN 244,900	(14)	191	177	1	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	8.735%	Lunar	11/06/2020	MXN	222,200	$0	$173	$173	$0	$0
Pay	28-Day MXN-TIIE	8.748	Lunar	11/06/2020		988,300	0	775	775	1	0
Receive	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		432,700	49	(387)	(338)	0	(1)
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		453,700	0	(357)	(357)	0	(1)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		524,200	0	(483)	(483)	0	(1)

							$754	$(3,273)	$(2,519)	$207	$(71)

Total Swap Agreements							$695	$(3,201)	$(2,506)	$207	$(71)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$5	$1,137	$207	$1,349	$0	$(1,378)	$(71)	$(1,449)

(i)

Securities with an aggregate market value of $3,429 and cash of $9,347 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2020	AUD	16,196		$10,997	$0	$(371)
	02/2020	EUR	84,942		94,170	0	(1,358)
	03/2020		$5,133	CNH	36,373	83	0

BPS	01/2020		10,421	MXN	198,072	26	0
	02/2020	EUR	1,513		$1,683	0	(18)
	03/2020	THB	10,231		339	0	(3)
	04/2020	BRL	85,700		20,807	0	(414)
	04/2020	MXN	198,072		10,285	0	(22)

BRC	02/2020		$1,310	GBP	995	10	0

BSH	01/2020	BRL	133,500		$33,147	9	(49)
	01/2020		$32,128	BRL	133,500	1,059	0
	07/2020	BRL	136,300		$32,527	0	(1,076)

CBK	01/2020		152,100		37,032	0	(778)
	01/2020	MXN	83,233		4,315	0	(83)
	01/2020	TRY	679		116	3	0
	01/2020		$37,735	BRL	152,100	75	0
	03/2020		2,755	CNH	19,551	49	0
	04/2020	BRL	43,000		$10,434	0	(214)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
DUB	03/2020	CNH	268,934		$37,329	$0	$(1,239)

GLM	03/2020		$124	MYR	520	3	0

HUS	01/2020		18,757	GBP	14,530	493	0
	02/2020		2,102	EUR	1,888	21	0
	02/2020		61,415	JPY	6,647,800	0	(105)
	03/2020	CNH	129,381		$17,937	0	(617)
	04/2020		$10,180	MXN	200,334	246	0

JPM	01/2020	BRL	119,800		$29,722	0	(59)
	01/2020		$31,468	BRL	119,800	0	(1,687)

MYI	01/2020	BRL	67,300		$17,662	932	0
	01/2020		$16,697	BRL	67,300	33	0

SOG	02/2020	GBP	54,130		$69,764	0	(2,022)

TOR	01/2020	MXN	159,118		8,175	0	(218)

UAG	01/2020		25,021		1,295	0	(25)
	02/2020		$1,206	EUR	1,082	11	0

Total Forward Foreign Currency Contracts						$3,053	$(10,358)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$83	$0	$0	$83	$(1,729)	$0	$0	$(1,729)	$(1,646)	$1,373	$(273)
BPS	26	0	0	26	(457)	0	0	(457)	(431)	444	13
BRC	10	0	0	10	0	0	0	0	10	0	10
BSH	1,068	0	0	1,068	(1,125)	0	0	(1,125)	(57)	(260)	(317)
CBK	127	0	0	127	(1,075)	0	0	(1,075)	(948)	1,063	115
DUB	0	0	0	0	(1,239)	0	0	(1,239)	(1,239)	728	(511)
GLM	3	0	0	3	0	0	0	0	3	0	3
HUS	760	0	0	760	(722)	0	0	(722)	38	230	268
JPM	0	0	0	0	(1,746)	0	0	(1,746)	(1,746)	1,702	(44)
MYI	965	0	0	965	0	0	0	0	965	(1,150)	(185)
SOG	0	0	0	0	(2,022)	0	0	(2,022)	(2,022)	1,255	(767)
TOR	0	0	0	0	(218)	0	0	(218)	(218)	0	(218)
UAG	11	0	0	11	(25)	0	0	(25)	(14)	0	(14)

Total Over the Counter	$3,053	$0	$0	$3,053	$(10,358)	$0	$0	$(10,358)

(k)

Securities with an aggregate market value of $7,215 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	1,137	1,137
Swap Agreements	0	0	0	0	207	207

	$0	$0	$0	$0	$1,349	$1,349

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,053	$0	$3,053

	$0	$0	$0	$3,053	$1,349	$4,402

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,378	$1,378
Swap Agreements	0	0	0	0	71	71

	$0	$0	$0	$0	$1,449	$1,449

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,358	$0	$10,358

	$0	$0	$0	$10,358	$1,449	$11,807

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(207)	$(207)
Written Options	0	0	0	0	169	169
Futures	0	0	0	0	(5,714)	(5,714)
Swap Agreements	0	52	0	0	(9,797)	(9,745)

	$0	$52	$0	$0	$(15,549)	$(15,497)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,997	$0	$2,997
Purchased Options	0	0	0	0	(4)	(4)
Written Options	0	43	0	1,829	0	1,872

	$0	$43	$0	$4,826	$(4)	$4,865

	$0	$95	$0	$4,826	$(15,553)	$(10,632)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(15)	$(15)
Futures	0	0	0	0	5,178	5,178
Swap Agreements	0	57	0	0	1,185	1,242

	$0	$57	$0	$0	$6,348	$6,405

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,520)	$0	$(9,520)
Purchased Options	0	0	0	0	2	2
Written Options	0	30	0	0	0	30

	$0	$30	$0	$(9,520)	$2	$(9,488)

	$0	$87	$0	$(9,520)	$6,350	$(3,083)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	23

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

December 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$11,998	$11,998
Corporate Bonds & Notes
Banking & Finance	0	358,753	0	358,753
Industrials	0	194,604	0	194,604
Utilities	0	20,051	0	20,051
U.S. Government Agencies	0	655,635	0	655,635
U.S. Treasury Obligations	0	310,093	0	310,093
Non-Agency Mortgage-Backed Securities	0	80,337	0	80,337
Asset-Backed Securities	0	153,234	0	153,234
Sovereign Issues	0	132,425	0	132,425
Short-Term Instruments
Certificates of Deposit	0	21,026	0	21,026
Repurchase Agreements	0	2,931	0	2,931
Argentina Treasury Bills	0	9	0	9
Mexico Treasury Bills	0	3,661	0	3,661

	$0	$1,932,759	$11,998	$1,944,757

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$235,453	$0	$0	$235,453

Total Investments	$235,453	$1,932,759	$11,998	$2,180,210

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(274,305)	$0	$(274,305)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,137	212	0	1,349
Over the counter	0	3,053	0	3,053

	$1,137	$3,265	$0	$4,402

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,378)	(71)	0	(1,449)
Over the counter	0	(10,358)	0	(10,358)

	$(1,378)	$(10,429)	$0	$(11,807)

Total Financial Derivative Instruments	$(241)	$(7,164)	$0	$(7,405)

Totals	$235,212	$1,651,290	$11,998	$1,898,500

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2019

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Low Duration Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

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Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or

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prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market

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Notes to Financial Statements (Cont.)

quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay

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Notes to Financial Statements (Cont.)

Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$205,767	$6,039	$0	$0	$708	$212,514	$6,038	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$64,236	$582,468	$(623,800)	$46	$(11)	$22,939	$869	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Bank Obligations  in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolio deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be

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significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class),

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Notes to Financial Statements (Cont.)

while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage-Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the

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Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the

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Notes to Financial Statements (Cont.)

net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is

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an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

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Notes to Financial Statements (Cont.)

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not

ANNUAL REPORT	DECEMBER 31, 2019	37

Notes to Financial Statements (Cont.)

correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly

ANNUAL REPORT	DECEMBER 31, 2019	39

Notes to Financial Statements (Cont.)

supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2019, were as follows (amounts in thousands†):

Purchase	Sales

$ 13,281	$ 54,656

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$5,875,053	$5,888,864	$247,701	$446,924

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	968	$9,836	704	$7,161

Administrative Class	17,957	182,695	21,599	218,880

Advisor Class	9,893	100,593	12,624	128,015
Issued as reinvestment of distributions

Institutional Class	29	293	27	269

Administrative Class	2,856	29,078	2,322	23,503

Advisor Class	1,976	20,125	1,364	13,801
Cost of shares redeemed

Institutional Class	(724)	(7,349)	(1,379)	(13,956)

Administrative Class	(40,939)	(415,268)	(29,282)	(296,700)

Advisor Class	(13,061)	(132,691)	(13,197)	(133,730)

Net increase (decrease) resulting from Portfolio share transactions	(21,045)	$(212,688)	(5,218)	$(52,757)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2019	41

Notes to Financial Statements (Cont.)

As of December 31, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 43% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Low Duration Portfolio	$0	$0	$13,065	$0	$(53,838)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Low Duration Portfolio	$25,839	$27,999

†	A zero balance may reflect actual amounts rounding to less than one thousand.

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Low Duration Portfolio	$1,881,259	$38,892	$(25,824)	$13,068

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Low Duration Portfolio	$39,180	$0	$10,316	$37,573	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2019	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Low Duration Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

44	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.

BOM	Bank of Montreal	DEU	Deutsche Bank Securities, Inc.	JPM	JP Morgan Chase Bank N.A.

BPS	BNP Paribas S.A.	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC

BRC	Barclays Bank PLC	FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris

BSH	Banco Santander S.A. - New York Branch	GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank

BSN	The Bank of Nova Scotia - Toronto	GRE	NatWest Markets Securities Inc.	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	MYR	Malaysian Ringgit

AUD	Australian Dollar	GBP	British Pound	THB	Thai Baht

BRL	Brazilian Real	JPY	Japanese Yen	TRY	Turkish New Lira

CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR

BBSW3M	3 Month Bank Bill Swap Rate	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	OAT	Obligations Assimilables du Trésor

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation

ANNUAL REPORT	DECEMBER 31, 2019	45

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Low Duration Portfolio	0.00%	0.00%	$33,366	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

46	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2019	47

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

48	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2019	49

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

ANNUAL REPORT	DECEMBER 31, 2019	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

ANNUAL REPORT	DECEMBER 31, 2019	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2019	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT14AR_123119

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO Long-Term U.S. Government Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO Long-Term U.S. Government Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Long-Term U.S. Government Portfolio	04/30/99	04/10/00	04/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the PIMCO Long-Term U.S. Government Portfolio (Cont.)

elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2019†§

U.S. Treasury Obligations	73.0%

U.S. Government Agencies	15.1%

Short-Term Instruments‡	5.6%

Non-Agency Mortgage-Backed Securities	4.9%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Years	10 Years	Inception≈
PIMCO Long-Term U.S. Government Portfolio Institutional Class	13.49%	3.81%	6.92%	7.27%
PIMCO Long-Term U.S. Government Portfolio Administrative Class	13.32%	3.65%	6.77%	7.00%
PIMCO Long-Term U.S. Government Portfolio Advisor Class	13.21%	3.55%	6.65%	6.02%
Bloomberg Barclays Long-Term Treasury Index±	14.83%	4.13%	7.01%	6.80%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/1999.

± Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.835% for Institutional Class shares, 0.985% for Administrative Class shares, and 1.085% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. duration strategies detracted from performance overall, as duration and instrument selection detracted from performance.

»	Underweight exposure to the intermediate portion of the yield curve detracted from performance as yields decreased during the reporting period.

»	Out of benchmark exposure to securitized strategies contributed to performance as spreads narrowed.

ANNUAL REPORT	DECEMBER 31, 2019	7

Expense Example PIMCO Long-Term U.S. Government Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,031.00	$2.70	$1,000.00	$1,022.68	$2.69	0.53%
Administrative Class	1,000.00	1,030.30	3.47	1,000.00	1,021.92	3.46	0.68
Advisor Class	1,000.00	1,029.70	3.99	1,000.00	1,021.41	3.97	0.78

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	DECEMBER 31, 2019	9

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2019	$11.62	$0.27	$1.29	$1.56	$(0.28)	$0.00	$(0.28)

12/31/2018	12.25	0.29	(0.58)	(0.29)	(0.29)	(0.05)	(0.34)

12/31/2017	11.49	0.29	0.75	1.04	(0.28)	0.00	(0.28)

12/31/2016	11.64	0.29	(0.17)	0.12	(0.27)	0.00	(0.27)

12/31/2015	12.05	0.32	(0.47)	(0.15)	(0.26)	0.00	(0.26)
Administrative Class

12/31/2019	11.62	0.25	1.29	1.54	(0.26)	0.00	(0.26)

12/31/2018	12.25	0.27	(0.57)	(0.30)	(0.28)	(0.05)	(0.33)

12/31/2017	11.49	0.27	0.75	1.02	(0.26)	0.00	(0.26)

12/31/2016	11.64	0.27	(0.17)	0.10	(0.25)	0.00	(0.25)

12/31/2015	12.05	0.30	(0.46)	(0.16)	(0.25)	0.00	(0.25)
Advisor Class

12/31/2019	11.62	0.24	1.29	1.53	(0.25)	0.00	(0.25)

12/31/2018	12.25	0.26	(0.58)	(0.32)	(0.26)	(0.05)	(0.31)

12/31/2017	11.49	0.26	0.75	1.01	(0.25)	0.00	(0.25)

12/31/2016	11.64	0.25	(0.17)	0.08	(0.23)	0.00	(0.23)

12/31/2015	12.05	0.29	(0.47)	(0.18)	(0.23)	0.00	(0.23)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Asset End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.90	13.49%	$39,140	0.595%	0.595%	0.475%	0.475%	2.17%	129%

11.62	(2.23)	39,235	0.835	0.835	0.475	0.475	2.51	164

12.25	9.12	39,545	0.615	0.615	0.475	0.475	2.42	107

11.49	0.82	36,070	0.565	0.565	0.475	0.475	2.31	135

11.64	(1.24)	9,375	0.515	0.515	0.475	0.475	2.65	34

12.90	13.32	407,059	0.745	0.745	0.625	0.625	2.01	129

11.62	(2.38)	268,621	0.985	0.985	0.625	0.625	2.36	164

12.25	8.95	249,568	0.765	0.765	0.625	0.625	2.27	107

11.49	0.67	236,801	0.715	0.715	0.625	0.625	2.12	135

11.64	(1.39)	176,929	0.665	0.665	0.625	0.625	2.50	34

12.90	13.21	25,866	0.845	0.845	0.725	0.725	1.92	129

11.62	(2.48)	22,243	1.085	1.085	0.725	0.725	2.26	164

12.25	8.85	23,003	0.865	0.865	0.725	0.725	2.17	107

11.49	0.57	19,143	0.815	0.815	0.725	0.725	2.02	135

11.64	(1.49)	18,897	0.765	0.765	0.725	0.725	2.40	34

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$463,411
Investments in Affiliates	27,064
Financial Derivative Instruments
Exchange-traded or centrally cleared	353
Over the counter	1,120
Deposits with counterparty	779
Receivable for investments sold	515,679
Receivable for TBA investments sold	24,045
Receivable for Portfolio shares sold	27
Interest and/or dividends receivable	1,862
Dividends receivable from Affiliates	113
Total Assets	1,034,453

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$515,660
Payable for short sales	6,309
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,424
Over the counter	809
Payable for investments in Affiliates purchased	59
Payable for TBA investments purchased	37,391
Deposits from counterparty	480
Payable for Portfolio shares redeemed	6
Accrued investment advisory fees	91
Accrued supervisory and administrative fees	101
Accrued distribution fees	5
Accrued servicing fees	53
Total Liabilities	562,388

Net Assets	$472,065

Net Assets Consist of:

Paid in capital	$448,038
Distributable earnings (accumulated loss)	24,027

Net Assets	$472,065

Net Assets:

Institutional Class	$39,140
Administrative Class	407,059
Advisor Class	25,866

Shares Issued and Outstanding:

Institutional Class	3,034
Administrative Class	31,557
Advisor Class	2,005

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.90
Administrative Class	12.90
Advisor Class	12.90

Cost of investments in securities	$437,543
Cost of investments in Affiliates	$27,138
Proceeds received on short sales	$6,292
Cost or premiums of financial derivative instruments, net	$173

* Includes repurchase agreements of:	$285

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Interest	$10,433
Dividends from Investments in Affiliates	785
Total Income	11,218

Expenses:

Investment advisory fees	920
Supervisory and administrative fees	1,022
Servicing fees - Administrative Class	518
Distribution and/or servicing fees - Advisor Class	61
Trustee fees	9
Interest expense	439
Total Expenses	2,969

Net Investment Income (Loss)	8,249

Net Realized Gain (Loss):

Investments in securities	1,238
Investments in Affiliates	20
Exchange-traded or centrally cleared financial derivative instruments	10,026
Over the counter financial derivative instruments	(37)

Net Realized Gain (Loss)	11,247

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	32,519
Investments in Affiliates	42
Exchange-traded or centrally cleared financial derivative instruments	(8,894)
Over the counter financial derivative instruments	411

Net Change in Unrealized Appreciation (Depreciation)	24,078

Net Increase (Decrease) in Net Assets Resulting from Operations	$43,574

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$8,249	$7,306
Net realized gain (loss)	11,247	(10,680)
Net change in unrealized appreciation (depreciation)	24,078	(3,263)

Net Increase (Decrease) in Net Assets Resulting from Operations	43,574	(6,637)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(874)	(1,174)
Administrative Class	(7,059)	(7,201)
Advisor Class	(474)	(603)

Total Distributions(a)	(8,407)	(8,978)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	106,799	33,598

Total Increase (Decrease) in Net Assets	141,966	17,983

Net Assets:

Beginning of year	330,099	312,116
End of year	$472,065	$330,099

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.2%

CORPORATE BONDS & NOTES 0.6%

BANKING & FINANCE 0.2%

MUFG Union Bank N.A.
2.252% (SOFRRATE + 0.710%) due 12/09/2022 ~	$800	$802

INDUSTRIALS 0.4%

United Airlines Pass-Through Trust
2.875% due 04/07/2030	626	635
3.100% due 04/07/2030	626	635

Vessel Management Services, Inc.
3.432% due 08/15/2036	540	564

		1,834

Total Corporate Bonds & Notes (Cost $2,592)		2,636

U.S. GOVERNMENT AGENCIES 15.7%

Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (b)	2,500	1,935
1.711% due 07/25/2037 •	8	8
2.692% due 04/25/2032 •	2	2
3.000% due 09/25/2046	2,264	2,255
3.090% due 12/01/2036	1,700	1,739
3.580% due 08/01/2030	1,700	1,796
3.600% due 02/01/2040	1,418	1,538
3.610% due 10/01/2030	600	652
4.250% due 05/25/2037	86	100
4.708% due 01/01/2033 •	3	3
5.000% due 04/25/2032 - 08/25/2033	285	316
5.500% due 12/25/2035	88	98
6.080% due 09/01/2028	64	84
6.500% due 07/25/2031	62	70
6.625% due 11/15/2030	570	812

Federal Housing Administration
6.896% due 07/01/2020	5	5

Freddie Mac
0.000% due 03/15/2031 - 07/15/2032 (b)	2,700	2,014
2.140% due 01/15/2033 •	5	5
2.440% due 02/15/2027 •	2	2
3.000% due 04/15/2053	1,408	1,379
3.439% due 10/25/2044 •	21	21
3.500% due 01/15/2048	536	564
4.000% due 06/15/2032 - 09/15/2044	4,500	4,892
4.000% due 12/15/2042 •	700	684
5.500% due 08/15/2030 - 02/15/2034	236	270
6.750% due 03/15/2031	100	145
7.000% due 07/15/2023 - 12/01/2031	5	5

Ginnie Mae
3.250% due 08/20/2030 •	3	3
3.500% due 01/20/2044	643	689
6.000% due 08/20/2033	683	763

Residual Funding Corp. STRIPS
0.000% due 10/15/2020 - 01/15/2030 (b)	3,900	3,344

Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 04/15/2029	3,200	2,618

Small Business Administration
5.240% due 08/01/2023	34	35
5.290% due 12/01/2027	62	65

Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (b)	800	620

Uniform Mortgage-Backed Security
2.500% due 11/01/2046 - 01/01/2050	4,171	4,125
4.000% due 08/01/2048 - 10/01/2049	20,088	20,915

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
3.500% due 01/01/2050	$7,200	$7,403
4.000% due 01/01/2050 - 02/01/2050	11,400	11,858
5.500% due 01/01/2050	400	431

Total U.S. Government Agencies (Cost $71,920)		74,263

U.S. TREASURY OBLIGATIONS 75.9%

U.S. Treasury Bonds
2.500% due 02/15/2045	7,200	7,340
2.500% due 02/15/2046	4,070	4,152
2.500% due 05/15/2046	5,500	5,611
2.750% due 08/15/2042	2,700	2,881
2.750% due 11/15/2042 (e)	29,600	31,563
2.875% due 05/15/2043 (e)	21,010	22,871
2.875% due 08/15/2045 (e)	18,450	20,151
2.875% due 05/15/2049	7,800	8,590
3.000% due 05/15/2042	300	334
3.000% due 11/15/2044	6,090	6,783
3.000% due 05/15/2045 (e)	11,800	13,162
3.000% due 11/15/2045 (e)	10,100	11,289
3.000% due 08/15/2048 (e)	10,980	12,356
3.125% due 11/15/2041 (e)	30,000	34,002
3.125% due 02/15/2043	3,950	4,476
3.125% due 08/15/2044 (e)	28,030	31,859
3.125% due 05/15/2048	3,730	4,291
3.375% due 05/15/2044 (e)	33,810	39,978
3.625% due 08/15/2043	3,400	4,166
3.875% due 08/15/2040	220	277
4.250% due 11/15/2040	500	661
4.500% due 08/15/2039	200	271
4.750% due 02/15/2041	790	1,114

U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2022	741	740
0.375% due 01/15/2027	43	43
0.375% due 07/15/2027	63	64
0.500% due 01/15/2028	3,307	3,394
0.625% due 01/15/2026	162	168
0.750% due 07/15/2028	4,870	5,125
0.750% due 02/15/2042	1,025	1,065
0.875% due 01/15/2029	1,549	1,646
1.000% due 02/15/2048	1,252	1,387
1.000% due 02/15/2049	307	341
1.375% due 02/15/2044	431	508
1.750% due 01/15/2028 (g)	1,253	1,408
2.500% due 01/15/2029	2,002	2,413
3.625% due 04/15/2028	318	407

U.S. Treasury Notes
2.000% due 11/30/2022 (e)(g)	33,300	33,664
2.750% due 06/30/2025	2,400	2,526

U.S. Treasury STRIPS
0.000% due 02/15/2033 (b)	1,700	1,271
0.000% due 05/15/2034 (b)	500	361
0.000% due 08/15/2034 (b)	1,270	910
0.000% due 08/15/2035 (b)(e)	25,270	17,608
0.000% due 08/15/2036 (b)(e)	18,000	12,204
0.000% due 11/15/2036 (b)	2,700	1,818
0.000% due 08/15/2044 (b)	300	165
0.000% due 11/15/2044 (b)	500	273
0.000% due 05/15/2045 (b)	500	270
0.000% due 08/15/2046 (b)	500	263

Total U.S. Treasury Obligations (Cost $335,227)		358,220

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.1%

BAMLL Commercial Mortgage Securities Trust
2.790% due 04/15/2036 •	1,000	1,000

Bancorp Commercial Mortgage Trust
2.815% due 09/15/2036 •	1,192	1,194

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	500	549

Bear Stearns Adjustable Rate Mortgage Trust
4.153% due 01/25/2034 ~	5	5
4.253% due 02/25/2034 ~	6	6
4.880% due 04/25/2033 ~	17	17
5.385% due 04/25/2033 ~	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BWAY Mortgage Trust
3.454% due 03/10/2033	$700	$729

Citigroup Commercial Mortgage Trust
4.149% due 01/10/2036	1,700	1,806

CityLine Commercial Mortgage Trust
2.778% due 11/10/2031 ~	1,600	1,623

Commercial Mortgage Trust
3.140% due 10/10/2036	1,700	1,748
3.815% due 04/10/2033 ~	500	530

Countrywide Alternative Loan Trust
2.002% due 05/25/2035 •	35	34

Countrywide Home Loan Mortgage Pass-Through Trust
2.432% due 03/25/2035 •	56	52

Credit Suisse First Boston Mortgage Securities Corp.
4.158% due 11/25/2032 ~	3	3

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.885% due 07/25/2033 ~	6	7

DBWF Mortgage Trust
3.791% due 12/10/2036	2,100	2,250

GS Mortgage Securities Trust
3.805% due 10/10/2035 ~	500	527

HarborView Mortgage Loan Trust
1.894% due 03/19/2037 •	36	35
2.204% due 05/19/2035 •	27	26
4.235% due 07/19/2035 ^~	4	4

Hilton USA Trust
3.719% due 11/05/2038	900	949

Impac CMB Trust
4.850% due 09/25/2034 þ	124	129

JPMorgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	1,700	1,711
3.190% due 12/15/2031 •	800	800

JPMorgan Mortgage Trust
2.692% due 12/25/2049 •	348	347
4.305% due 07/25/2035 ~	61	63

Morgan Stanley Bank of America Merrill Lynch Trust
3.514% due 12/15/2049	1,800	1,886

Morgan Stanley Capital Trust
4.418% due 07/11/2040	600	673

Motel 6 Trust
2.660% due 08/15/2034 •	822	824

Natixis Commercial Mortgage Securities Trust
3.885% due 08/15/2038	500	538

Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036 ^	39	36

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	3	3

Sequoia Mortgage Trust
2.115% due 07/20/2033 •	40	40

Structured Adjustable Rate Mortgage Loan Trust
2.012% due 05/25/2037 •	64	62

Structured Asset Mortgage Investments Trust
2.424% due 09/19/2032 •	27	27
2.604% due 10/19/2033 •	15	15

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	293	294

VNDO Trust
3.805% due 01/10/2035	1,900	2,029

WaMu Mortgage Pass-Through Certificates Trust
2.627% due 10/25/2046 •	44	43
3.239% due 08/25/2046 •	140	132
3.639% due 08/25/2042 •	2	2

Washington Mutual Mortgage Pass-Through Certificates Trust
3.325% due 05/25/2033 ~	5	5
4.201% due 02/25/2033 ~	1	1

Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059	900	921

Worldwide Plaza Trust
3.526% due 11/10/2036	300	316

Total Non-Agency Mortgage-Backed Securities (Cost $23,529)		23,995

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.8%

Bear Stearns Asset-Backed Securities Trust
2.792% due 11/25/2042 •	$30	$30

ECMC Group Student Loan Trust
2.542% due 02/27/2068 •	216	212

JPMorgan Mortgage Acquisition Corp.
2.272% due 12/25/2035 •	1,100	1,094

LA Arena Funding LLC
7.656% due 12/15/2026	11	11

MASTR Asset-Backed Securities Trust
2.617% due 10/25/2034 •	662	664

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	1,500	1,520

Renaissance Home Equity Loan Trust
2.672% due 08/25/2033 •	3	3

SLM Student Loan Trust
2.540% due 10/25/2029 •	300	299
3.440% due 04/25/2023 •	179	179

Total Asset-Backed Securities (Cost $3,990)		4,012

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (d) 0.1%
		285

Total Short-Term Instruments (Cost $285)		285

Total Investments in Securities (Cost $437,543)		463,411

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.7%

SHORT-TERM INSTRUMENTS 5.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.7%

PIMCO Short Asset Portfolio	1,209,978	$12,047

PIMCO Short-Term Floating NAV Portfolio III	1,517,964	15,017

Total Short-Term Instruments (Cost $27,138)		27,064

Total Investments in Affiliates (Cost $27,138)		27,064

Total Investments 103.9% (Cost $464,681)		$490,475

Financial Derivative Instruments (f)(h) (0.2)% (Cost or Premiums, net $173)		$(760)

Other Assets and Liabilities, net (3.7)%		(17,650)

Net Assets 100.0%		$472,065

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$285	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(291)	$285	$285

Total Repurchase Agreements						$(291)	$285	$285

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
GSC	1.750%	01/03/2020	01/06/2020	$(445,034)	$(445,034)
	1.780	01/03/2020	01/06/2020	(30,052)	(30,052)
	1.900	01/02/2020	01/03/2020	(40,574)	(40,574)

Total Sale-Buyback Transactions					$(515,660)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.3)%
Uniform Mortgage-Backed Security, TBA	3.000%	02/01/2050	$5,500	$(5,556)	$(5,571)
Uniform Mortgage-Backed Security, TBA	4.500	02/01/2050	700	(736)	(738)

Total Short Sales (1.3)%				$(6,292)	$(6,309)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$285	$0	$0	$285	$(291)	$(6)

Master Securities Forward Transaction Agreement
GSC	0	0	(515,660)	(515,660)	507,667	(7,993)

Total Borrowings and Other Financing Transactions	$285	$0	$(515,660)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(515,660)	$0	$0	$(515,660)

Total Borrowings	$0	$(515,660)	$0	$0	$(515,660)

Payable for sale-buyback financing transactions					$(515,660)

(e)	Securities with an aggregate market value of $507,667 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(16,055) at a weighted average interest rate of 2.568%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(53) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note March 2020 Futures	$110.375	02/21/2020	70	$140	$1	$0
Call - CBOT U.S. Treasury 5-Year Note March 2020 Futures	128.000	02/21/2020	120	120	1	0
Call - CBOT U.S. Treasury 10-Year Note March 2020 Futures	144.500	02/21/2020	75	75	1	0
Call - CBOT U.S. Treasury 10-Year Note March 2020 Futures	145.000	02/21/2020	10	10	0	0

Total Purchased Options					$3	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury Ultra Long-Term Bond March Futures	03/2020	1,211	$219,986	$(6,199)	$0	$(1,400)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	17

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2020	399	$(85,985)	$37	$0	$(19)
U.S. Treasury 5-Year Note March Futures	03/2020	141	(16,724)	57	3	0
U.S. Treasury 10-Year Note March Futures	03/2020	91	(11,686)	99	10	0
U.S. Treasury 10-Year Ultra March Futures	03/2020	438	(61,628)	805	75	0
U.S. Treasury 30-Year Bond March Futures	03/2020	284	(44,277)	858	98	0

				$1,856	$186	$(19)

Total Futures Contracts				$(4,343)	$186	$(1,419)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(1)	3-Month USD-LIBOR	3.000%	Semi-Annual	02/04/2023	$32,400	$(36)	$(807)	$(843)	$17	$0
Pay	3-Month USD-LIBOR	3.220	Semi-Annual	11/15/2028	2,100	(6)	243	237	0	(5)
Receive	3-Month USD-LIBOR	2.384	Semi-Annual	09/07/2047	7,100	220	(682)	(462)	74	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049	2,500	(10)	(69)	(79)	29	0
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	200	(1)	6	5	2	0
Receive(1)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	500	0	56	56	5	0
Receive(1)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	1,300	(8)	117	109	14	0
Receive(1)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	1,000	3	109	112	11	0
Receive(1)	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050	200	0	11	11	2	0
Receive(1)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050	1,100	(3)	(31)	(34)	13	0

Total Swap Agreements						$159	$(1,047)	$(888)	$167	$(5)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$186	$167	$353	$0	$(1,419)	$(5)	$(1,424)

(g)

Securities with an aggregate market value of $3,541 and cash of $779 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750%	02/07/2020	3,100	$128	$0

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	05/11/2020	72,200	189	1,120

Total Purchased Options							$317	$1,120

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	2,200	$(20)	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000%	02/07/2020	7,700	$(127)	$0

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	05/11/2020	14,700	(159)	(809)

							$(286)	$(809)

Total Written Options							$(306)	$(809)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
MYC	$0	$1,120	$0	$1,120	$0	$(809)	$0	$(809)	$311	$(369)	$(58)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$186	$186
Swap Agreements	0	0	0	0	167	167

	$0	$0	$0	$0	$353	$353

Over the counter
Purchased Options	$0	$0	$0	$0	$1,120	$1,120

	$0	$0	$0	$0	$1,473	$1,473

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,419	$1,419
Swap Agreements	0	0	0	0	5	5

	$0	$0	$0	$0	$1,424	$1,424

Over the counter
Written Options	$0	$0	$0	$0	$809	$809

	$0	$0	$0	$0	$2,233	$2,233

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	19

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

December 31, 2019

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(29)	$(29)
Written Options	0	0	0	0	231	231
Futures	0	0	0	0	12,394	12,394
Swap Agreements	0	0	0	0	(2,570)	(2,570)

	$0	$0	$0	$0	$10,026	$10,026

Over the counter
Purchased Options	$0	$0	$0	$0	$(50)	$(50)
Written Options	0	0	0	0	13	13

	$0	$0	$0	$0	$(37)	$(37)

	$0	$0	$0	$0	$9,989	$9,989

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	14	14
Futures	0	0	0	0	(7,752)	(7,752)
Swap Agreements	0	0	0	0	(1,155)	(1,155)

	$0	$0	$0	$0	$(8,894)	$(8,894)

Over the counter
Purchased Options	$0	$0	$0	$0	$580	$580
Written Options	0	0	0	0	(169)	(169)

	$0	$0	$0	$0	$411	$411

	$0	$0	$0	$0	$(8,483)	$(8,483)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$802	$0	$802
Industrials	0	1,834	0	1,834
U.S. Government Agencies	0	74,263	0	74,263
U.S. Treasury Obligations	0	358,220	0	358,220
Non-Agency Mortgage-Backed Securities	0	23,995	0	23,995
Asset-Backed Securities	0	4,012	0	4,012
Short-Term Instruments
Repurchase Agreements	0	285	0	285

	$0	$463,411	$0	$463,411

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$27,064	$0	$0	$27,064

Total Investments	$27,064	$463,411	$0	$490,475

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,309)	$0	$(6,309)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	186	167	0	353
Over the counter	0	1,120	0	1,120

	$186	$1,287	$0	$1,473

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,419)	(5)	0	(1,424)
Over the counter	0	(809)	0	(809)

	$(1,419)	$(814)	$0	$(2,233)

Total Financial Derivative Instruments	$(1,233)	$473	$0	$(760)

Totals	$25,831	$457,575	$0	$483,406

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2019

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income

ANNUAL REPORT	DECEMBER 31, 2019	21

Notes to Financial Statements (Cont.)

in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

(“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

ANNUAL REPORT	DECEMBER 31, 2019	23

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and

24	PIMCO VARIABLE INSURANCE TRUST

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options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$11,664	$343	$0	$0	$40	$12,047	$342	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$1,853	$1,003,042	$(989,900)	$20	$2	$15,017	$443	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	DECEMBER 31, 2019	25

Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage-Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

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Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar

ANNUAL REPORT	DECEMBER 31, 2019	27

Notes to Financial Statements (Cont.)

securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends

28	PIMCO VARIABLE INSURANCE TRUST

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to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(c) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

ANNUAL REPORT	DECEMBER 31, 2019	29

Notes to Financial Statements (Cont.)

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with

ANNUAL REPORT	DECEMBER 31, 2019	31

Notes to Financial Statements (Cont.)

counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”)

govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.225%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The

ANNUAL REPORT	DECEMBER 31, 2019	33

Notes to Financial Statements (Cont.)

Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$618,777	$538,198	$9,419	$1,184

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	528	$6,528	737	$8,452

Administrative Class	13,563	173,546	4,284	49,295

Advisor Class	665	8,431	375	4,304
Issued as reinvestment of distributions

Institutional Class	69	874	102	1,174

Administrative Class	556	7,059	627	7,201

Advisor Class	38	474	52	603
Cost of shares redeemed

Institutional Class	(938)	(11,648)	(693)	(7,996)

Administrative Class	(5,671)	(70,665)	(2,182)	(24,940)

Advisor Class	(612)	(7,800)	(391)	(4,495)

Net increase (decrease) resulting from Portfolio share transactions	8,198	$106,799	2,911	$33,598

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 66% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Long-Term U.S. Government Portfolio	$7,933	$0	$16,094	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and options contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Long-Term U.S. Government Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Long-Term U.S. Government Portfolio	$463,150	$28,282	$(12,186)	$16,096

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and options contracts, sale/buyback transactions, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Long-Term U.S. Government Portfolio	$8,407	$0	$0	$7,451	$1,527	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2019	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Long-Term U.S. Government Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

36	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC

CBK	Citibank N.A.	GSC	Goldman Sachs & Co. LLC

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SOFRRATE	Secured Overnight Financing Rate

Other Abbreviations:

LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

ANNUAL REPORT	DECEMBER 31, 2019	37

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Long-Term U.S. Government Portfolio	0.00%	0.00%	$8,407	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

38	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2019	39

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

40	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2019	41

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

ANNUAL REPORT	DECEMBER 31, 2019	43

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

ANNUAL REPORT	DECEMBER 31, 2019	45

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2019	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT13AR_123119

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO Real Return Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO Real Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and

Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure

4	PIMCO VARIABLE INSURANCE TRUST

performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either

1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Real Return Portfolio	09/30/99	04/10/00	09/30/99	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the PIMCO Real Return Portfolio (Cont.)

for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2019†§

U.S. Treasury Obligations	71.3%

U.S. Government Agencies	11.7%

Asset-Backed Securities	4.9%

Corporate Bonds & Notes	4.3%

Sovereign Issues	3.1%

Non-Agency Mortgage-Backed Securities	3.1%

Short-Term Instruments‡	1.5%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Years	10 Years	Inception≈
PIMCO Real Return Portfolio Institutional Class	8.60%	2.54%	3.44%	5.66%
PIMCO Real Return Portfolio Administrative Class	8.44%	2.38%	3.29%	5.61%
PIMCO Real Return Portfolio Advisor Class	8.33%	2.28%	3.19%	3.74%
Bloomberg Barclays U.S. TIPS Index±	8.43%	2.62%	3.36%	5.43%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/1999.

± Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 1.27% for Institutional Class shares, 1.42% for Administrative Class shares, and 1.52% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns.

»	Overweight exposure to German nominal duration during the majority of the reporting period contributed to relative performance, as German nominal yields decreased.

»	Exposure to investment grade corporate credit contributed to relative performance, as these securities posted positive returns.

»

Underweight exposure to U.K. breakeven inflation (“BEI”) spreads (or the yield differential between U.K. nominal gilts and like-maturity U.K. inflation-indexed gilts) contributed to relative performance, as U.K. BEI spreads narrowed.

»	Underweight exposure to French nominal duration and Italian nominal duration detracted from relative performance, as French nominal yields and Italian nominal yields decreased.

ANNUAL REPORT	DECEMBER 31, 2019	7

Expense Example PIMCO Real Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,020.50	$6.09	$1,000.00	$1,019.31	$6.09	1.19%
Administrative Class	1,000.00	1,019.70	6.86	1,000.00	1,018.55	6.85	1.34
Advisor Class	1,000.00	1,019.20	7.37	1,000.00	1,018.04	7.36	1.44

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	DECEMBER 31, 2019	9

Financial Highlights PIMCO Real Return Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

12/31/2019	$11.85	$0.24	$0.77	$1.01	$(0.22)	$0.00	$0.00	$(0.22)

12/31/2018	12.42	0.34	(0.59)	(0.25)	(0.32)	0.00	0.00	(0.32)

12/31/2017	12.27	0.32	0.14	0.46	(0.26)	0.00	(0.05)	(0.31)

12/31/2016	11.93	0.30	0.34	0.64	(0.18)	0.00	(0.12)	(0.30)

12/31/2015	12.81	0.12	(0.45)	(0.33)	(0.55)	0.00	0.00	(0.55)
Administrative Class

12/31/2019	11.85	0.22	0.78	1.00	(0.21)	0.00	0.00	(0.21)

12/31/2018	12.42	0.32	(0.59)	(0.27)	(0.30)	0.00	0.00	(0.30)

12/31/2017	12.27	0.30	0.14	0.44	(0.24)	0.00	(0.05)	(0.29)

12/31/2016	11.93	0.29	0.33	0.62	(0.16)	0.00	(0.12)	(0.28)

12/31/2015	12.81	0.09	(0.44)	(0.35)	(0.53)	0.00	0.00	(0.53)
Advisor Class

12/31/2019	11.85	0.21	0.77	0.98	(0.19)	0.00	0.00	(0.19)

12/31/2018	12.42	0.32	(0.60)	(0.28)	(0.29)	0.00	0.00	(0.29)

12/31/2017	12.27	0.29	0.14	0.43	(0.23)	0.00	(0.05)	(0.28)

12/31/2016	11.93	0.28	0.33	0.61	(0.15)	0.00	(0.12)	(0.27)

12/31/2015	12.81	0.09	(0.45)	(0.36)	(0.52)	0.00	0.00	(0.52)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.64	8.60%	$189,206	1.38%	1.38%	0.50%	0.50%	1.96%	231%

11.85	(2.06)	180,506	1.27	1.27	0.50	0.50	2.80	234

12.42	3.81	181,673	0.89	0.89	0.50	0.50	2.60	157

12.27	5.35	154,072	0.76	0.76	0.50	0.50	2.42	132

11.93	(2.56)	168,482	0.63	0.63	0.50	0.50	0.91	114

12.64	8.44	1,205,456	1.53	1.53	0.65	0.65	1.81	231

11.85	(2.21)	1,266,321	1.42	1.42	0.65	0.65	2.67	234

12.42	3.65	1,476,888	1.04	1.04	0.65	0.65	2.40	157

12.27	5.19	1,789,709	0.91	0.91	0.65	0.65	2.38	132

11.93	(2.70)	2,037,284	0.78	0.78	0.65	0.65	0.71	114

12.64	8.33	366,402	1.63	1.63	0.75	0.75	1.70	231

11.85	(2.31)	386,746	1.52	1.52	0.75	0.75	2.60	234

12.42	3.55	520,684	1.14	1.14	0.75	0.75	2.35	157

12.27	5.09	506,438	1.01	1.01	0.75	0.75	2.31	132

11.93	(2.80)	513,250	0.88	0.88	0.75	0.75	0.67	114

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Statement of Assets and Liabilities PIMCO Real Return Portfolio

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$2,425,097
Investments in Affiliates	33,991
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,728
Over the counter	3,073
Deposits with counterparty	3,053
Foreign currency, at value	4,002
Receivable for investments sold	544,180
Receivable for investments sold on a delayed-delivery basis	435
Receivable for TBA investments sold	170,167
Receivable for Portfolio shares sold	2,549
Interest and/or dividends receivable	8,540
Dividends receivable from Affiliates	24
Total Assets	3,196,839

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$1,033,852
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,534
Over the counter	3,816
Payable for investments in Affiliates purchased	34
Payable for TBA investments purchased	391,450
Deposits from counterparty	3,179
Payable for Portfolio shares redeemed	930
Accrued investment advisory fees	374
Accrued supervisory and administrative fees	374
Accrued distribution fees	78
Accrued servicing fees	154
Total Liabilities	1,435,775

Net Assets	$1,761,064

Net Assets Consist of:

Paid in capital	$1,894,909
Distributable earnings (accumulated loss)	(133,845)

Net Assets	$1,761,064

Net Assets:

Institutional Class	$189,206
Administrative Class	1,205,456
Advisor Class	366,402

Shares Issued and Outstanding:

Institutional Class	14,963
Administrative Class	95,333
Advisor Class	28,977

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.64
Administrative Class	12.64
Advisor Class	12.64

Cost of investments in securities	$2,377,138
Cost of investments in Affiliates	$33,989
Cost of foreign currency held	$3,927
Cost or premiums of financial derivative instruments, net	$(6,347)

* Includes repurchase agreements of:	$3,197

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Interest, net of foreign taxes*	$60,014
Dividends from Investments in Affiliates	386
Total Income	60,400

Expenses:

Investment advisory fees	4,530
Supervisory and administrative fees	4,529
Servicing fees - Administrative Class	1,870
Distribution and/or servicing fees - Advisor Class	949
Trustee fees	43
Interest expense	15,868
Total Expenses	27,789

Net Investment Income (Loss)	32,611

Net Realized Gain (Loss):

Investments in securities	12,845
Investments in Affiliates	43
Exchange-traded or centrally cleared financial derivative instruments	(27,842)
Over the counter financial derivative instruments	11,864
Foreign currency	(999)

Net Realized Gain (Loss)	(4,089)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	120,026
Investments in Affiliates	(13)
Exchange-traded or centrally cleared financial derivative instruments	3,595
Over the counter financial derivative instruments	(4,053)
Foreign currency assets and liabilities	16

Net Change in Unrealized Appreciation (Depreciation)	119,571

Net Increase (Decrease) in Net Assets Resulting from Operations	$148,093

* Foreign tax withholdings	$5

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$32,611	$54,424
Net realized gain (loss)	(4,089)	(22,928)
Net change in unrealized appreciation (depreciation)	119,571	(78,266)

Net Increase (Decrease) in Net Assets Resulting from Operations	148,093	(46,770)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(3,362)	(4,703)
Administrative Class	(20,683)	(34,114)
Advisor Class	(5,899)	(11,632)

Total Distributions(a)	(29,944)	(50,449)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(190,658)	(248,453)

Total Increase (Decrease) in Net Assets	(72,509)	(345,672)

Net Assets:

Beginning of year	1,833,573	2,179,245
End of year	$1,761,064	$1,833,573

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flow PIMCO Real Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$148,093

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(6,228,208)
Proceeds from sales of long-term securities	6,753,166
(Purchases) Proceeds from sales of short-term portfolio investments, net	128,279
(Increase) decrease in deposits with counterparty	4,670
(Increase) decrease in receivable for investments sold	(63,814)
(Increase) decrease in interest and/or dividends receivable	2,319
(Increase) decrease in dividends receivable from Affiliates	71
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(25,839)
Proceeds from (Payments on) over the counter financial derivative instruments	11,442
Increase (decrease) in payable for investments purchased	(335,976)
Increase (decrease) in deposits from counterparty	(8,123)
Increase (decrease) in accrued investment advisory fees	(6)
Increase (decrease) in accrued supervisory and administrative fees	(6)
Increase (decrease) in accrued distribution fees	(2)
Increase (decrease) in accrued servicing fees	(4)
Proceeds from (Payments on) short sales transactions, net	(43,292)
Proceeds from (Payments on) foreign currency transactions	(983)
Net Realized (Gain) Loss
Investments in securities	(12,845)
Investments in Affiliates	(43)
Exchange-traded or centrally cleared financial derivative instruments	27,842
Over the counter financial derivative instruments	(11,864)
Foreign currency	999
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(120,026)
Investments in Affiliates	13
Exchange-traded or centrally cleared financial derivative instruments	(3,595)
Over the counter financial derivative instruments	4,053
Foreign currency assets and liabilities	(16)
Net amortization (accretion) on investments	9,946

Net Cash Provided by (Used for) Operating Activities	236,251

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	129,252
Payments on shares redeemed	(359,029)
Increase (decrease) in overdraft due to custodian	(88)
Proceeds from reverse repurchase agreements	45,130
Payments on reverse repurchase agreements	(45,130)
Cash distributions paid*	0
Proceeds from sale-buyback transactions	12,032,061
Payments on sale-buyback transactions	(12,039,764)

Net Cash Received from (Used for) Financing Activities	(237,568)

Net Increase (Decrease) in Cash and Foreign Currency	(1,317)

Cash and Foreign Currency:

Beginning of year	5,319
End of year	$4,002

* Reinvestment of distributions	$29,944

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$16,261

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Schedule of Investments PIMCO Real Return Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 137.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Hilton Worldwide Finance LLC
3.542% (LIBOR03M + 1.750%) due 06/22/2026 ~		$77	$77

Total Loan Participations and Assignments (Cost $77)			77

CORPORATE BONDS & NOTES 6.0%

BANKING & FINANCE 3.0%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		100	102

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	100	115

Ally Financial, Inc.
4.125% due 03/30/2020		$250	251
4.250% due 04/15/2021		50	51

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		200	216

Bank of Ireland
7.375% due 06/18/2020 •(e)(f)	EUR	400	464

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(e)(f)		1,800	2,070
6.625% due 06/29/2021 •(e)(f)		600	732

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$2,600	2,706

Deutsche Bank AG
4.250% due 10/14/2021		10,200	10,490

Five Corners Funding Trust
4.419% due 11/15/2023		300	326

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		1,800	1,827

ING Bank NV
2.625% due 12/05/2022		3,200	3,266

International Lease Finance Corp.
8.250% due 12/15/2020		2,310	2,442

Jackson National Life Global Funding
2.375% due 09/15/2022		500	505

Lloyds Banking Group PLC
2.728% (US0003M + 0.800%) due 06/21/2021 ~		2,800	2,816
6.375% due 06/27/2020 •(e)(f)	EUR	600	691

Mitsubishi UFJ Financial Group, Inc.
3.787% (US0003M + 1.880%) due 03/01/2021 ~		$2,015	2,052

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.960% due 09/19/2023		400	419

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		100	99
2.650% due 07/13/2022		200	201

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		300	320

Royal Bank of Scotland Group PLC
3.497% (US0003M + 1.550%) due 06/25/2024 ~		2,100	2,133
4.519% due 06/25/2024 •		1,400	1,487
7.500% due 08/10/2020 •(e)(f)		1,120	1,146
8.625% due 08/15/2021 •(e)(f)		400	433

SBA Tower Trust
2.877% due 07/15/2046		600	603

State Bank of India
2.993% (US0003M + 0.950%) due 04/06/2020 ~		4,300	4,304

UniCredit SpA
7.830% due 12/04/2023		8,450	9,860

			52,127

INDUSTRIALS 1.5%

Allergan Sales LLC
5.000% due 12/15/2021		1,540	1,611

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Allergan, Inc.
3.375% due 09/15/2020	$1,060	$1,069

Bristol-Myers Squibb Co.
3.250% due 08/15/2022	100	103

Central Nippon Expressway Co. Ltd.
2.362% due 05/28/2021	200	200

Charter Communications Operating LLC
3.579% due 07/23/2020	2,390	2,405
4.464% due 07/23/2022	140	147

Danone S.A.
2.077% due 11/02/2021	500	501

Dell International LLC
4.420% due 06/15/2021	1,500	1,544

eBay, Inc.
2.600% due 07/15/2022	100	101

EMC Corp.
2.650% due 06/01/2020	290	290

Energy Transfer Partners LP
5.750% due 09/01/2020	100	101

EQT Corp.
4.875% due 11/15/2021	900	929

ERAC USA Finance LLC
4.500% due 08/16/2021	480	499

Flex Ltd.
5.000% due 02/15/2023	100	107

General Electric Co.
5.550% due 05/04/2020	1,000	1,011

General Motors Co.
2.694% (US0003M + 0.800%) due 08/07/2020 ~	70	70

Hewlett Packard Enterprise Co.
2.763% (US0003M + 0.720%) due 10/05/2021 ~	3,100	3,100

JT International Financial Services BV
3.500% due 09/28/2023	200	208

McDonald’s Corp.
2.366% (US0003M + 0.430%) due 10/28/2021 ~	5,400	5,419

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	1,700	1,700

NXP BV
3.875% due 09/01/2022	200	208

Penske Truck Leasing Co. LP
3.375% due 02/01/2022	100	102

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	1,300	1,336

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	44	44

Sunoco Logistics Partners Operations LP
4.400% due 04/01/2021	500	512

Textron, Inc.
2.451% (US0003M + 0.550%) due 11/10/2020 ~	3,650	3,650

Toyota Tsusho Corp.
3.625% due 09/13/2023	200	209

VMware, Inc.
3.900% due 08/21/2027	190	199

		27,375

UTILITIES 1.5%

AT&T, Inc.
2.657% (US0003M + 0.750%) due 06/01/2021 ~	2,800	2,817
2.951% (US0003M + 0.950%) due 07/15/2021 ~	4,340	4,382
5.150% due 02/15/2050	1,540	1,855
5.300% due 08/15/2058	580	710

British Transco International Finance BV
0.000% due 11/04/2021 (c)	580	557

Duke Energy Corp.
2.409% (US0003M + 0.500%) due 05/14/2021 ~	4,790	4,809

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eversource Energy
2.900% due 10/01/2024		$100	$102

National Rural Utilities Cooperative Finance Corp.
2.336% (US0003M + 0.375%) due 06/30/2021 ~		100	100

Petrobras Global Finance BV
5.093% due 01/15/2030		3,558	3,817
6.125% due 01/17/2022		212	227
6.625% due 01/16/2034	GBP	100	160

Sempra Energy
2.344% (US0003M + 0.450%) due 03/15/2021 ~		$1,550	1,551
2.900% due 02/01/2023		500	510

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023		100	101

Southern Power Co.
2.458% (US0003M + 0.550%) due 12/20/2020 ~		1,640	1,641

Sprint Communications, Inc.
7.000% due 03/01/2020		2,900	2,919

Sprint Corp.
7.250% due 09/15/2021		100	106

			26,364

Total Corporate Bonds & Notes (Cost $103,058)			105,866

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		615	640

Total Municipal Bonds & Notes (Cost $589)			640

U.S. GOVERNMENT AGENCIES 16.4%

Fannie Mae
1.768% due 12/25/2036 •		24	24
1.942% due 08/25/2034 •		21	21
2.142% due 07/25/2037 - 05/25/2042 •		42	41
2.192% due 03/25/2049 •		8,180	8,136
2.232% due 05/25/2036 •		9	9
3.527% due 07/01/2044 - 09/01/2044 •		21	21
3.654% due 10/01/2035 •		35	36
4.234% due 05/25/2035 ~		155	163

Freddie Mac
1.922% due 08/25/2031 •		28	28
2.131% due 07/15/2044 •		2,512	2,498
2.190% due 09/15/2042 •		4,881	4,887
3.378% due 02/25/2045 •		500	507
3.439% due 10/25/2044 •		1,625	1,649
4.257% due 01/01/2034 •		50	52
4.501% due 12/01/2035 •		23	24

Ginnie Mae
2.165% due 02/20/2049 •		8,324	8,310
2.266% due 08/20/2068 •		3,547	3,477
3.629% due 04/20/2067 •		2,526	2,559

NCUA Guaranteed Notes
2.163% due 10/07/2020 •		672	673
2.273% due 12/08/2020 •		2,239	2,241

Small Business Administration
6.020% due 08/01/2028		305	329

Uniform Mortgage-Backed Security
2.500% due 12/01/2049		100	99
4.000% due 09/01/2048 - 03/01/2049		29,578	30,739

Uniform Mortgage-Backed Security, TBA
2.500% due 02/01/2050		11,000	10,865
3.000% due 02/01/2050		62,000	62,804
3.500% due 01/01/2050		42,440	43,638
4.000% due 01/01/2050 - 02/01/2050		100,200	104,221

Total U.S. Government Agencies (Cost $287,602)			288,051

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 99.6%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2021 (h)	$194,136	$193,744
0.125% due 01/15/2022 (h)	33,065	33,049
0.125% due 04/15/2022 (j)	22,004	21,973
0.125% due 07/15/2022	32,975	33,115
0.125% due 01/15/2023	23,816	23,816
0.125% due 07/15/2026	66,113	66,338
0.250% due 01/15/2025	30,770	31,049
0.250% due 07/15/2029 (h)	31,838	32,159
0.375% due 07/15/2023	55,221	55,991
0.375% due 07/15/2025	30,855	31,490
0.375% due 01/15/2027	44,617	45,306
0.375% due 07/15/2027	40,819	41,648
0.500% due 04/15/2024	13,204	13,419
0.500% due 01/15/2028	61,011	62,606
0.625% due 07/15/2021 (j)(l)	8,198	8,291
0.625% due 04/15/2023 (j)	23,259	23,622
0.625% due 01/15/2026 (h)	209,035	215,488
0.625% due 02/15/2043	5,619	5,687
0.750% due 07/15/2028	27,568	29,011
0.750% due 02/15/2042	13,496	14,028
0.750% due 02/15/2045	51,639	53,599
0.875% due 02/15/2047	30,325	32,525
1.000% due 02/15/2046	28,208	31,048
1.000% due 02/15/2048	5,664	6,273
1.000% due 02/15/2049 (h)	9,439	10,499
1.375% due 02/15/2044 (h)	65,413	77,201
1.750% due 01/15/2028 (h)	70,531	79,255
2.000% due 01/15/2026	48,070	53,444
2.125% due 02/15/2040	46,054	60,233
2.125% due 02/15/2041	4,477	5,901
2.375% due 01/15/2025 (h)	119,828	133,570
2.375% due 01/15/2027	18,350	21,186
2.500% due 01/15/2029 (h)	74,696	90,049
3.375% due 04/15/2032	2,183	2,999
3.625% due 04/15/2028	40,322	51,593
3.875% due 04/15/2029	47,414	63,282

Total U.S. Treasury Obligations (Cost $1,707,349)		1,754,487

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.3%

Adjustable Rate Mortgage Trust
4.595% due 05/25/2036 ^~	126	124

Alliance Bancorp Trust
2.032% due 07/25/2037 •	916	848

American Home Mortgage Investment Trust
3.407% due 09/25/2045 •	79	80

Banc of America Funding Trust
2.205% due 07/20/2036 •	32	32
4.321% due 01/20/2047 ^~	157	153
4.446% due 02/20/2036 ~	229	229

Banc of America Mortgage Trust
4.333% due 02/25/2036 ^~	182	172
4.664% due 06/25/2035 ~	38	37

Bancorp Commercial Mortgage Trust
2.815% due 09/15/2036 •	1,888	1,891

Bear Stearns Adjustable Rate Mortgage Trust
3.851% due 01/25/2035 ~	154	154
4.065% due 02/25/2036 ^~	49	48
4.238% due 07/25/2036 ^~	234	226
4.242% due 03/25/2035 ~	201	206
4.270% due 10/25/2035 •	316	325

Bear Stearns ALT-A Trust
3.952% due 03/25/2036 ^~	337	288
4.103% due 09/25/2035 ^~	890	739

Chase Mortgage Finance Trust
4.618% due 02/25/2037 ~	19	19

ChaseFlex Trust
6.000% due 02/25/2037 ^	345	228

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.072% due 01/25/2035 •	6	6

Citigroup Mortgage Loan Trust
3.228% due 09/25/2059 þ	881	884
3.258% due 04/25/2066 ~	674	677
4.140% due 03/25/2036 ^•	329	333

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.169% due 09/25/2037 ^~		$481	$471
4.540% due 03/25/2037 ^~		2,385	2,355
4.810% due 05/25/2035 •		13	13

Citigroup Mortgage Loan Trust, Inc.
4.200% due 09/25/2035 •		7	7
5.500% due 08/25/2034		57	57

Civic Mortgage LLC
4.349% due 11/25/2022 þ		563	563

Countrywide Alternative Loan Trust
1.902% due 06/25/2046 •		87	86
1.945% due 02/20/2047 ^•		366	292
1.972% due 05/25/2047 •		102	98
1.982% due 09/25/2046 ^•		2,736	2,598
2.072% due 12/25/2035 •		23	22
3.239% due 12/25/2035 •		63	57
6.000% due 03/25/2037 ^		3,918	2,717
6.000% due 04/25/2037		494	492

Countrywide Home Loan Mortgage Pass-Through Trust
3.598% due 05/20/2036 ^~		68	65
5.500% due 08/25/2035 ^		51	47
6.000% due 04/25/2036		429	344
6.000% due 03/25/2037 ^		1,361	1,136

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058		760	766
5.938% due 10/26/2036 ~		215	206

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
1.892% due 10/25/2036 ^•		9	7

Eurosail PLC
1.729% due 06/13/2045 •	GBP	2,172	2,862

First Horizon Alternative Mortgage Securities Trust
3.840% due 06/25/2034 ~		$126	127
6.000% due 02/25/2037 ^		375	266

First Horizon Mortgage Pass-Through Trust
4.664% due 08/25/2035 ~		188	158

Great Hall Mortgages PLC
0.924% due 03/18/2039 •	GBP	100	130
0.944% due 06/18/2038 •		93	122

GreenPoint Mortgage Funding Trust
1.972% due 09/25/2046 •		$350	337
2.232% due 06/25/2045 •		182	174
2.332% due 11/25/2045 •		128	114

GS Mortgage Securities Trust
4.592% due 08/10/2043		5,800	5,823

GSR Mortgage Loan Trust
4.132% due 12/25/2034 ~		218	221
4.269% due 09/25/2035 ~		131	134
4.302% due 01/25/2035 ~		84	86
4.657% due 07/25/2035 ~		177	181

HarborView Mortgage Loan Trust
1.954% due 09/19/2037 •		61	60
2.105% due 06/20/2035 •		65	64
2.204% due 05/19/2035 •		51	50
2.324% due 02/19/2036 •		112	93

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	7,188	9,544

IndyMac Mortgage Loan Trust
2.072% due 07/25/2035 •		$202	184
2.572% due 05/25/2034 •		22	21
3.855% due 12/25/2034 ~		74	75
4.430% due 11/25/2035 ^~		57	58

JPMorgan Mortgage Trust
3.717% due 07/27/2037 ~		452	460
4.205% due 09/25/2035 ~		33	33
4.210% due 08/25/2035 ^~		116	115
4.492% due 07/25/2035 ~		228	236
4.563% due 07/25/2035 ~		87	90
4.585% due 08/25/2035 ~		128	130
4.611% due 02/25/2035 ~		120	121

Lehman XS Trust
2.942% due 12/25/2037 •		3,604	3,550

MASTR Adjustable Rate Mortgages Trust
4.696% due 11/21/2034 ~		91	93

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.440% due 11/15/2031 •		70	71

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.180% due 12/15/2030 •		$81	$80

Merrill Lynch Mortgage Investors Trust
2.042% due 11/25/2035 •		68	65
3.861% due 12/25/2035 ~		94	87

Morgan Stanley Mortgage Loan Trust
3.985% due 06/25/2036 ~		205	213

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		7,406	7,412

Residential Accredit Loans, Inc. Trust
2.092% due 08/25/2035 •		75	68
3.255% due 10/25/2037 ~		1,214	1,146

Residential Asset Securitization Trust
2.192% due 05/25/2035 •		656	547
6.500% due 09/25/2036 ^		254	171

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^		220	216

Sequoia Mortgage Trust
1.965% due 07/20/2036 •		489	478
2.114% due 10/19/2026 •		21	21

Structured Adjustable Rate Mortgage Loan Trust
3.639% due 01/25/2035 ^•		75	73
4.241% due 08/25/2035 ~		86	88
4.389% due 02/25/2034 ~		78	80

Structured Asset Mortgage Investments Trust
1.982% due 06/25/2036 •		58	59
2.002% due 04/25/2036 •		225	229
2.014% due 07/19/2035 •		490	489
2.424% due 10/19/2034 •		45	45

Towd Point Mortgage Funding PLC
1.820% due 10/20/2051 •	GBP	6,578	8,764

Vornado DP LLC Trust
4.004% due 09/13/2028		$6,300	6,323

Wachovia Mortgage Loan Trust
2.022% due 01/25/2037 •		1,832	1,153

WaMu Mortgage Pass-Through Certificates Trust
2.627% due 07/25/2046 •		476	462
2.627% due 11/25/2046 •		69	70
2.969% due 01/25/2047 •		425	438
3.009% due 05/25/2047 •		268	260
3.137% due 12/25/2046 •		63	64
3.239% due 02/25/2046 •		94	96
3.439% due 11/25/2042 •		11	11
3.750% due 12/25/2035 ~		87	86
3.871% due 08/25/2035 ~		25	25

Total Non-Agency Mortgage-Backed Securities (Cost $73,440)			75,200

ASSET-BACKED SECURITIES 6.8%

ACE Securities Corp. Home Equity Loan Trust
1.992% due 03/25/2037 •		433	268

Adagio CLO Ltd.
0.660% due 10/15/2029 •	EUR	500	561

Argent Mortgage Loan Trust
2.272% due 05/25/2035 •		$732	705

Argent Securities Trust
1.952% due 05/25/2036 •		130	48

Atrium Corp.
2.783% due 04/22/2027 •		2,000	1,999

Babson Euro CLO BV
0.418% due 10/25/2029 •	EUR	600	672

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		$153	153

Benefit Street Partners CLO Ltd.
2.783% due 07/18/2027 •		1,057	1,056

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	1,660	1,858
3.139% due 10/03/2029 •		$1,120	1,120

Brookside Mill CLO Ltd.
2.822% due 01/17/2028 •		2,130	2,120

Carlyle Global Market Strategies Euro CLO DAC
0.730% due 09/21/2029 •	EUR	299	335

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Catamaran CLO Ltd.
2.786% due 01/27/2028 •		$4,450	$4,431

CIFC Funding Ltd.
2.781% due 04/15/2027 •		3,984	3,981

CIT Mortgage Loan Trust
3.142% due 10/25/2037 •		492	497
3.292% due 10/25/2037 •		3,400	3,453

Citigroup Mortgage Loan Trust
1.872% due 01/25/2037 •		115	86

Citigroup Mortgage Loan Trust, Inc.
2.042% due 06/25/2037 •		4,212	4,216

College Loan Corp. Trust
2.190% due 01/25/2024 •		800	778

CoreVest American Finance Trust
2.968% due 10/15/2049		555	558

Countrywide Asset-Backed Certificates
1.982% due 11/25/2037 •		4,595	4,434
2.042% due 03/25/2037 •		1,260	1,199
3.796% due 04/25/2036 ~		1	1

Countrywide Asset-Backed Certificates Trust
2.532% due 08/25/2047 •		239	237

Credit-Based Asset Servicing & Securitization LLC
2.012% due 07/25/2037 •		954	642
2.842% due 05/25/2035 •		386	385

Credit-Based Asset Servicing & Securitization Trust
1.852% due 11/25/2036 •		65	40

CVP Cascade CLO Ltd.
3.151% due 01/16/2026 •		209	209

Ellington Loan Acquisition Trust
2.892% due 05/25/2037 •		478	478

First Franklin Mortgage Loan Trust
2.262% due 11/25/2036 •		2,400	2,194

Fremont Home Loan Trust
1.927% due 10/25/2036 •		972	912

GSAA Home Equity Trust
6.220% due 03/25/2046 þ		396	310

GSAMP Trust
1.862% due 12/25/2036 •		79	46
2.527% due 09/25/2035 ^•		76	76
2.767% due 03/25/2035 ^•		58	53

Halcyon Loan Advisors Funding Ltd.
2.886% due 04/20/2027 •		1,296	1,296

Home Equity Asset Trust
2.242% due 02/25/2036 •		2,200	2,155
2.587% due 07/25/2034 •		222	223

HSI Asset Securitization Corp. Trust
1.842% due 10/25/2036 •		5	3

IndyMac Mortgage Loan Trust
1.862% due 07/25/2036 •		668	296

Jamestown CLO Ltd.
2.691% due 07/15/2026 •		1,194	1,194
3.222% due 01/17/2027 •		3,626	3,627

JPMorgan Mortgage Acquisition Trust
2.002% due 10/25/2036 •		90	88

Jubilee CLO BV
0.405% due 12/15/2029 •	EUR	2,400	2,688
0.422% due 07/12/2028 •		1,100	1,233

KVK CLO Ltd.
2.901% due 01/14/2028 •		$610	608

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		644	651

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		1,210	956

Lehman XS Trust
1.952% due 05/25/2036 •		1,247	1,296
4.833% due 06/25/2036 þ		747	771

LoanCore Issuer Ltd.
2.870% due 05/15/2036 •		2,700	2,700

Long Beach Mortgage Loan Trust
1.912% due 08/25/2036 •		1,217	670

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	800	894

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marathon CLO Ltd.
2.765% due 11/21/2027 •		$1,530	$1,526

Marlette Funding Trust
2.690% due 09/17/2029		601	603

MASTR Asset-Backed Securities Trust
2.292% due 10/25/2035 ^•		70	68

Merrill Lynch Mortgage Investors Trust
1.872% due 09/25/2037 •		23	13
1.912% due 02/25/2037 •		296	125

Morgan Stanley IXIS Real Estate Capital Trust
1.842% due 11/25/2036 •		10	5

New Century Home Equity Loan Trust
2.557% due 02/25/2035 •		123	122

NovaStar Mortgage Funding Trust
2.497% due 01/25/2036 •		2,025	2,007

OCP CLO Ltd.
2.756% due 10/26/2027 •		1,850	1,850
2.801% due 07/15/2027 •		1,674	1,673
2.852% due 04/17/2027 •		1,016	1,015

OHA Credit Partners Ltd.
2.976% due 10/20/2025 •		630	630

Park Place Securities, Inc.
2.262% due 09/25/2035 •		2,504	2,520

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.282% due 09/25/2035 •		775	772
2.842% due 10/25/2034 •		3,850	3,846

RAAC Trust
2.132% due 08/25/2036 •		457	463

Renaissance Home Equity Loan Trust
2.552% due 12/25/2032 •		62	62

Residential Asset Securities Corp. Trust
2.022% due 06/25/2036 •		4,617	4,507

Saxon Asset Securities Trust
2.102% due 09/25/2037 •		857	826

Securitized Asset-Backed Receivables LLC Trust
1.852% due 12/25/2036 ^•		296	94
1.942% due 07/25/2036 •		233	128
1.952% due 07/25/2036 •		3,299	1,732

SLM Private Education Loan Trust
3.990% due 06/16/2042 •		762	767

SLM Student Loan Trust
0.000% due 01/25/2024 •	EUR	722	809
0.000% due 06/17/2024 •		209	233
2.490% due 10/25/2064 •		$3,000	2,951
3.440% due 04/25/2023 •		2,412	2,420

SoFi Professional Loan Program LLC
2.050% due 01/25/2041		725	725

Soundview Home Loan Trust
1.852% due 11/25/2036 •		45	19
1.972% due 07/25/2037 •		1,142	1,044
1.992% due 06/25/2037 •		1,972	1,571

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		4,310	4,327

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		355	355

Structured Asset Securities Corp. Mortgage Loan Trust
3.191% due 04/25/2035 •		182	180

Symphony CLO Ltd.
2.951% due 07/14/2026 •		1,300	1,301

THL Credit Wind River CLO Ltd.
2.856% due 10/15/2027 •		400	400
2.881% due 01/15/2026 •		1,364	1,364

Tralee CLO Ltd.
2.996% due 10/20/2027 •		2,600	2,601

Venture CLO Ltd.
2.821% due 04/15/2027 •		4,935	4,928
2.881% due 07/15/2027 •		2,111	2,108

Voya CLO Ltd.
2.660% due 07/25/2026 •		2,242	2,240

Z Capital Credit Partners CLO Ltd.
2.951% due 07/16/2027 •		3,610	3,597

Total Asset-Backed Securities (Cost $118,385)			119,987

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.3%

Argentina Government International Bond
42.836% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	16,489	$146
45.399% (BADLARPP + 3.250%) due 03/01/2020 ~		200	2
56.589% (ARLLMONP) due 06/21/2020 ~(a)		105,646	955
59.928% (BADLARPP) due 10/04/2022 ~(a)		300	5

Australia Government International Bond
1.250% due 02/21/2022 (d)	AUD	6,974	5,060
3.000% due 09/20/2025 (d)		11,148	9,235

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	960	1,083

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2020 (c)	BRL	6,372	1,552

Canada Government Real Return Bond
4.250% due 12/01/2026 (d)	CAD	5,848	5,719

Japan Government International Bond
0.100% due 03/10/2028 (d)	JPY	1,196,912	11,335
0.100% due 03/10/2029 (d)		1,232,853	11,676

Mexico Government International Bond
7.750% due 05/29/2031	MXN	53,861	3,045

New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	6,962	5,121
3.000% due 09/20/2030 (d)		15,471	13,001

Peru Government International Bond
5.940% due 02/12/2029	PEN	5,300	1,805

Qatar Government International Bond
3.875% due 04/23/2023		$2,000	2,114

Saudi Government International Bond
4.000% due 04/17/2025		3,170	3,423

Total Sovereign Issues (Cost $81,189)			75,277

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(e)(f)		400,000	452

Banco Santander S.A.
6.250% due 09/11/2021 •(e)(f)		100,000	120

Bank of America Corp.
5.875% due 03/15/2028 •(e)		1,220,000	1,354

Total Preferred Securities (Cost $1,809)			1,926

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (g) 0.2%
			3,197

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
41.333% due 04/03/2020 «~	ARS	16,920	232
43.313% due 06/22/2020 «~		3,180	47
161.971% due 02/26/2020 - 06/22/2020 (b)(c)		8,990	110

			389

Total Short-Term Instruments (Cost $3,640)			3,586

Total Investments in Securities (Cost $2,377,138)			2,425,097

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.9%

SHORT-TERM INSTRUMENTS 1.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.9%

PIMCO Short-Term Floating NAV Portfolio III	3,435,832	$33,991

Total Short-Term Instruments (Cost $33,989)		33,991

Total Investments in Affiliates (Cost $33,989)		33,991

Total Investments 139.6% (Cost $2,411,127)		$2,459,088

Financial Derivative Instruments (i)(k) (0.0)% (Cost or Premiums, net $(6,347))		(549)

Other Assets and Liabilities, net (39.6)%		(697,475)

Net Assets 100.0%		$1,761,064

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$3,197	U.S. Treasury Bonds 2.875% due 08/15/2045	$(111)	$3,197	$3,197
					U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	(3,151)

Total Repurchase Agreements						$(3,262)	$3,197	$3,197

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BOS	2.050%	11/20/2019	01/06/2020	$(331,669)	$(332,481)
BPG	1.920	11/18/2019	05/18/2020	(110,886)	(111,153)
	1.950	11/18/2019	05/18/2020	(44,975)	(45,085)
	1.950	12/24/2019	05/18/2020	(1,005)	(1,005)
GSC	1.750	01/03/2020	01/06/2020	(181,728)	(181,728)
	1.900	01/02/2020	01/03/2020	(362,400)	(362,400)

Total Sale-Buyback Transactions					$(1,033,852)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$0	$0	$0	$(1,101)	$(1,101)
FICC	3,197	0	0	3,197	(3,262)	(65)

Master Securities Forward Transaction Agreement
BOS	0	0	(332,481)	(332,481)	332,590	109
BPG	0	0	(157,243)	(157,243)	157,811	568
BPS	0	0	0	0	(590)	(590)
GSC	0	0	(544,128)	(544,128)	540,219	(3,909)

Total Borrowings and Other Financing Transactions	$3,197	$0	$(1,033,852)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(876,609)	$0	$(157,243)	$(1,033,852)

Total Borrowings	$0	$(876,609)	$0	$(157,243)	$(1,033,852)

Payable for sale-buyback financing transactions					$(1,033,852)

(h)	Securities with an aggregate market value of $1,030,620 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(646,485) at a weighted average interest rate of 2.429%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1,272) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February 2020 Futures	$127.000	01/24/2020	18	$18	$(3)	$(2)
Call - CBOT U.S. Treasury 10-Year Note February 2020 Futures	129.000	01/24/2020	18	18	(6)	(5)
Call - CBOT U.S. Treasury 10-Year Note February 2020 Futures	129.500	01/24/2020	111	111	(97)	(15)
Put - CBOT U.S. Treasury 10-Year Note February 2020 Futures	129.500	01/24/2020	111	111	(100)	(135)

Total Written Options					$(206)	$(157)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 114.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	1,805	$10	$(1)	$0	$0
Call Options Strike @ EUR 139.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	312	2	0	0	0
Call Options Strike @ EUR 190.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	4	0	0	0	0
Euro-BTP Italy Government Bond March Futures	03/2020	719	91,012	(37)	0	(52)
Euro-Bund 10-Year Bond March Futures	03/2020	552	105,564	(1,811)	0	(694)
Put Options Strike @ EUR 157.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	302	3	0	0	0
U.S. Treasury 2-Year Note March Futures	03/2020	56	12,068	(4)	3	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra March Futures	03/2020	209	$29,407	$(96)	$0	$(46)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2020	97	17,621	(531)	0	(112)

				$(2,480)	$3	$(904)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note March Futures	03/2020	85	$(6,860)	$46	$8	$(2)
Australia Government 10-Year Bond March Futures	03/2020	46	(4,615)	83	24	0
Call Options Strike @ EUR 172.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	103	(65)	79	41	0
Euro-Bobl March Futures	03/2020	312	(46,767)	134	126	0
Euro-Buxl 30-Year Bond March Futures	03/2020	99	(22,030)	564	340	0
Euro-OAT France Government 10-Year Bond March Futures	03/2020	4	(730)	10	5	0
Euro-Schatz March Futures	03/2020	2,475	(310,671)	192	153	0
Japan Government 10-Year Bond March Futures	03/2020	17	(23,810)	3	14	(18)
Put Options Strike @ EUR 172.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	103	(239)	(110)	0	(88)
U.S. Treasury 5-Year Note March Futures	03/2020	837	(99,276)	353	20	0
U.S. Treasury 30-Year Bond March Futures	03/2020	595	(92,764)	1,674	204	0
United Kingdom Long Gilt March Futures	03/2020	9	(1,566)	12	15	(7)

				$3,040	$950	$(115)

Total Futures Contracts				$560	$953	$(1,019)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.132%	EUR	720	$12	$(5)	$7	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2020	0.347	$	400	(11)	14	3	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.652		800	(45)	56	11	0	0

							$(44)	$65	$21	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$	54,747	$(3,353)	$(2,022)	$(5,375)	$19	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	7,800	$17	$(253)	$(236)	$97	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		1,600	4	(204)	(200)	21	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		3,877	21	(548)	(527)	51	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		1,250	3	(179)	(176)	16	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	11,800	36	(1,083)	(1,047)	0	(5)
Pay(7)	3-Month USD-LIBOR	1.849	Semi-Annual	02/24/2025	$	14,900	0	83	83	0	(15)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		540	(28)	12	(16)	1	0
Receive(7)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		12,800	(20)	(1)	(21)	19	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		57,120	1,190	(1,685)	(495)	86	0
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		8,500	96	(315)	(219)	14	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		2,200	(62)	69	7	5	0
Receive	3-Month USD-LIBOR	2.720	Semi-Annual	07/18/2028		500	6	(44)	(38)	1	0
Receive	3-Month USD-LIBOR	2.765	Semi-Annual	07/18/2028		5,900	68	(543)	(475)	14	0
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	09/12/2029		35,500	88	431	519	73	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		6,600	(27)	(182)	(209)	75	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		100	(1)	4	3	1	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		400	0	45	45	4	0
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		700	(4)	62	58	8	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		1,100	8	116	124	12	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	21

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	3-Month USD-LIBOR	1.875%	Semi-Annual	02/07/2050	$	200	$0	$11	$11	$2	$0
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		3,200	(9)	(90)	(99)	37	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050		2,050	(45)	99	54	23	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	400,000	(7)	(63)	(70)	0	(3)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		118,480	(2)	(19)	(21)	0	(1)
Pay	CPTFEMU	1.535	Maturity	03/15/2028	EUR	90	0	4	4	0	0
Pay	CPTFEMU	1.620	Maturity	05/15/2028		4,980	0	266	266	0	(19)
Pay	CPTFEMU	1.243	Maturity	08/15/2039		2,020	0	(81)	(81)	0	(8)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		1,240	4	252	256	0	(17)
Pay	CPTFEMU	1.945	Maturity	11/15/2048		930	0	194	194	0	(8)
Pay	CPTFEMU	1.950	Maturity	11/15/2048		1,600	5	333	338	0	(14)
Pay	CPTFEMU	1.387	Maturity	08/15/2049		990	0	(61)	(61)	0	(8)
Receive	CPURNSA	2.027	Maturity	11/23/2020	$	10,200	0	11	11	0	(3)
Receive	CPURNSA	2.021	Maturity	11/25/2020		9,700	0	12	12	0	(2)
Receive	CPURNSA	1.875	Maturity	03/14/2021		7,700	0	14	14	0	(3)
Receive	CPURNSA	1.550	Maturity	07/26/2021		7,200	244	(70)	174	11	0
Receive	CPURNSA	1.432	Maturity	08/06/2021		6,300	0	45	45	10	0
Receive	CPURNSA	1.445	Maturity	09/09/2021		10,900	0	82	82	13	0
Receive	CPURNSA	1.603	Maturity	09/12/2021		5,560	167	(57)	110	7	0
Receive	CPURNSA	1.580	Maturity	09/20/2021		12,500	0	56	56	12	0
Receive	CPURNSA	1.592	Maturity	09/20/2021		9,700	(2)	43	41	10	0
Receive	CPURNSA	2.069	Maturity	07/15/2022		3,700	0	(19)	(19)	1	0
Receive	CPURNSA	2.500	Maturity	07/15/2022		30,300	(2,696)	(434)	(3,130)	17	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		20,900	0	(347)	(347)	17	0
Receive	CPURNSA	2.263	Maturity	04/27/2023		14,090	(2)	(322)	(324)	14	0
Receive	CPURNSA	2.263	Maturity	05/09/2023		3,250	0	(73)	(73)	3	0
Receive	CPURNSA	2.281	Maturity	05/10/2023		4,970	0	(125)	(125)	0	(4)
Pay	CPURNSA	2.379	Maturity	07/09/2028		3,700	(2)	177	175	0	(10)
Pay	CPURNSA	2.165	Maturity	04/16/2029		18,000	0	327	327	0	(55)
Pay	CPURNSA	1.954	Maturity	06/03/2029		6,450	0	(13)	(13)	0	(18)
Pay	CPURNSA	1.998	Maturity	07/25/2029		20,100	0	72	72	0	(61)
Pay	CPURNSA	1.760	Maturity	11/04/2029		12,300	(11)	(273)	(284)	0	(35)
Receive	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	950	0	(1)	(1)	0	(1)
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		430	0	(3)	(3)	0	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		3,900	0	(55)	(55)	1	0
Pay	UKRPI	3.850	Maturity	09/15/2024	GBP	10,900	0	518	518	35	0
Pay	UKRPI	3.400	Maturity	06/15/2030		4,400	156	76	232	5	0
Pay	UKRPI	3.325	Maturity	08/15/2030		18,600	132	334	466	1	0
Pay	UKRPI	3.470	Maturity	09/15/2032		16,010	0	651	651	0	(27)
Pay	UKRPI	3.500	Maturity	09/15/2033		770	1	36	37	0	(2)
Pay	UKRPI	3.579	Maturity	10/15/2033		1,390	0	108	108	0	(4)
Pay	UKRPI	3.572	Maturity	05/15/2034		870	0	47	47	0	(2)
Receive	UKRPI	3.598	Maturity	09/15/2034		12,260	8	(841)	(833)	39	0
Pay	UKRPI	3.358	Maturity	04/15/2035		2,690	(60)	226	166	0	(10)
Pay	UKRPI	3.590	Maturity	06/15/2039		820	0	94	94	0	(8)
Pay	UKRPI	3.600	Maturity	06/15/2039		1,650	(5)	202	197	0	(15)

							$(729)	$(2,872)	$(3,601)	$756	$(358)

Total Swap Agreements							$(4,126)	$(4,829)	$(8,955)	$775	$(358)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$953	$775	$1,728	$(157)	$(1,019)	$(358)	$(1,534)

(j)

Securities with an aggregate market value of $11,652 and cash of $3,053 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2020	AUD	20,921		$14,205	$0	$(479)
	03/2020		$2,311	KRW	2,741,886	66	0
	03/2020		1,596	TWD	48,309	28	0

BPS	01/2020	GBP	17,016		$22,043	2	(504)
	03/2020		$9,000	IDR	128,321,435	220	0
	03/2020		1	KRW	1,185	0	0

BRC	03/2020		2,945		3,491,592	82	0
	03/2020		4,539	SGD	6,166	49	0

CBK	01/2020	BRL	16,679		$4,103	0	(44)
	01/2020	MXN	111,043		5,794	0	(63)
	01/2020		$4,096	BRL	16,679	50	0
	01/2020		3,061	JPY	332,300	0	(2)
	01/2020		5,670	MXN	111,043	187	0
	02/2020	COP	317,165		$91	0	(5)
	02/2020	PEN	5,663		1,666	0	(41)
	02/2020		$4,098	BRL	16,679	45	0
	02/2020		108	MXN	2,098	2	0
	03/2020	KRW	10,700,977		$9,121	0	(155)
	05/2020		$5,706	MXN	111,043	62	0
	07/2020	BRL	6,372		$1,525	0	(46)

FBF	01/2020		16,679		4,138	0	(8)
	01/2020		$3,950	BRL	16,679	196	0
	03/2020		3,677	KRW	4,359,481	102	0
	03/2020		5,276	TWD	159,589	90	0

GLM	01/2020	EUR	14,267		$15,765	0	(245)
	01/2020	GBP	553		725	0	(8)
	02/2020		$8,337	RUB	534,467	233	0
	03/2020		155	MYR	650	4	0

HUS	01/2020	EUR	12,684		$14,079	0	(155)
	01/2020	JPY	2,883,900		26,377	0	(169)
	01/2020		$1,381	GBP	1,033	0	(13)
	01/2020		1,087	RUB	71,880	68	0
	03/2020	SGD	6,217		$4,556	0	(70)

JPM	01/2020	BRL	6,240		1,622	71	0
	01/2020		$1,548	BRL	6,240	3	0

NGF	03/2020	TWD	281,915		$9,319	0	(160)

SCX	03/2020		$2,359	TWD	71,371	41	0

UAG	01/2020	CAD	8,345		$6,270	0	(157)
	01/2020	NZD	27,279		17,541	0	(824)

Total Forward Foreign Currency Contracts						$1,601	$(3,148)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	23

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	03/10/2020	227,690	$ 323	$21

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	03/10/2020	159,760	227	15

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.066	10/02/2020	253,700	1,013	209

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	03/10/2020	75,450	107	7

							$ 1,670	$252

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 01/01/2050	$67.500	01/07/2020	20,800	$1	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 02/01/2050	72.500	02/05/2020	42,400	2	0

					$3	$0

Total Purchased Options					$1,673	$252

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425%	03/18/2020	4,900	$(3)	$(4)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	1,800	(1)	(3)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	4,900	(5)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	1,800	(2)	0

BPS	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	1,400	(1)	(3)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	1,400	(2)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	02/19/2020	2,200	(1)	(3)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	1,400	(1)	(3)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	3,600	(5)	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.900	02/19/2020	2,700	(4)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	3,300	(3)	(5)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	3,300	(4)	(1)

BRC	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	1,400	(1)	(3)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	1,400	(3)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	7,600	(4)	(7)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	7,600	(9)	(2)

DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	2,900	(2)	(6)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	2,900	(4)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	02/19/2020	2,400	(1)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	02/19/2020	2,400	(2)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	1,400	(1)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	1,400	(2)	0

GST	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	3,200	(3)	(5)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	3,200	(3)	(1)

JLN	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	1,600	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	1,600	(2)	(1)

JPM	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	1,700	(2)	(3)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	1,700	(2)	0

MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	1,500	(1)	(3)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.900	02/19/2020	1,500	(2)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	1,900	(2)	(3)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	1,900	(2)	0

						$ (81)	$ (63)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	32,000	$(286)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	4,300	(56)	0

GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	8,600	(391)	(12)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	34,300	(250)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,900	(20)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	33,100	(374)	0
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	14,800	(273)	0

						$(1,650)	$(12)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404%	03/10/2020	47,990	$ (332)	$(45)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.302	10/02/2020	53,300	(1,013)	(221)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404	03/10/2020	49,590	(343)	(46)

							$ (1,688)	$(312)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(3)	0.000%	10-Year USD-ISDA –2-Year USD-ISDA	01/02/2020	120,100	$(93)	$0

Total Written Options						$(3,512)	$(387)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(4)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(6)	Notional Amount(7)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
									Asset	Liability
BOA	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	0.559%	$2,150	$20	$(57)	$0	$(37)

BPS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.559	650	6	(17)	0	(11)

GST	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.559	6,750	59	(176)	0	(117)

HUS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.559	2,450	22	(65)	0	(43)

							$107	$(315)	$0	$(208)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(5)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(6)	Notional Amount(7)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	03/20/2020	0.275%	$4,800	$13	$(4)	$9	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(5)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(7)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
								Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$ 4,300	$(224)	$280	$56	$0

GST	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	1,400	(73)	92	19	0

						$(297)	$372	$75	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	25

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.570%	Maturity	11/23/2020	$1,500	$0	$27	$27	$0

BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020	ILS 14,310	0	(12)	0	(12)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028	3,080	0	97	97	0

DUB	Receive	1-Year ILS-TELBOR	0.414	Annual	06/20/2020	13,800	0	(14)	0	(14)
	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028	2,950	0	104	104	0

GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020	27,210	0	(19)	0	(19)
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020	16,700	0	(11)	0	(11)
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020	11,170	1	(10)	0	(9)
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028	5,730	0	193	193	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028	3,500	0	108	108	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028	2,390	0	78	78	0

HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020	8,850	0	(8)	0	(8)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028	1,890	0	62	62	0

							$ 1	$595	$ 669	$(73)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.940%	Maturity	05/21/2020	$80,000	$0	$467	$467	$0

Total Swap Agreements								$(176)	$1,115	$1,220	$(281)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
BOA	$94	$0	$27	$121	$(479)	$(54)	$(37)	$(570)	$(449)	$389	$(60)
BPS	222	0	467	689	(504)	(15)	(11)	(530)	159	(320)	(161)
BRC	131	0	97	228	0	(12)	(12)	(24)	204	(270)	(66)
CBK	346	21	0	367	(356)	0	0	(356)	11	0	11
DBL	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)
DUB	0	15	160	175	0	0	(14)	(14)	161	(330)	(169)
FBF	388	0	0	388	(8)	0	0	(8)	380	(290)	90
GLM	237	0	379	616	(253)	(12)	(39)	(304)	312	(668)	(356)
GST	0	0	19	19	0	(6)	(117)	(123)	(104)	0	(104)
HUS	68	0	71	139	(407)	0	(51)	(458)	(319)	266	(53)
JLN	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
JPM	74	209	0	283	0	(224)	0	(224)	59	0	59
MEI	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
MYC	0	7	0	7	0	(46)	0	(46)	(39)	(54)	(93)
NGF	0	0	0	0	(160)	0	0	(160)	(160)	0	(160)
SCX	41	0	0	41	0	0	0	0	41	0	41
UAG	0	0	0	0	(981)	0	0	(981)	(981)	869	(112)

Total Over the Counter	$1,601	$252	$1,220	$3,073	$(3,148)	$(387)	$(281)	$(3,816)

(l)

Securities with an aggregate market value of $1,740 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(4)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

(5)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(6)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(8)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(9)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$953	$953
Swap Agreements	0	19	0	0	756	775

	$0	$19	$0	$0	$1,709	$1,728

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,601	$0	$1,601
Purchased Options	0	0	0	0	252	252
Swap Agreements	0	84	0	0	1,136	1,220

	$0	$84	$0	$1,601	$1,388	$3,073

	$0	$103	$0	$1,601	$3,097	$4,801

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$157	$157
Futures	0	0	0	0	1,019	1,019
Swap Agreements	0	0	0	0	358	358

	$0	$0	$0	$0	$1,534	$1,534

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,148	$0	$3,148
Written Options	0	63	0	0	324	387
Swap Agreements	0	208	0	0	73	281

	$0	$271	$0	$3,148	$397	$3,816

	$0	$271	$0	$3,148	$1,931	$5,350

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	27

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

December 31, 2019

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(48)	$(48)
Written Options	0	0	0	0	602	602
Futures	0	0	0	0	(25,158)	(25,158)
Swap Agreements	0	(697)	0	0	(2,541)	(3,238)

	$0	$(697)	$0	$0	$(27,145)	$(27,842)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,344	$0	$10,344
Purchased Options	0	(19)	0	0	6,422	6,403
Written Options	0	364	0	40	(4,610)	(4,206)
Swap Agreements	0	73	0	0	(750)	(677)

	$0	$418	$0	$10,384	$1,062	$11,864

	$0	$(279)	$0	$10,384	$(26,083)	$(15,978)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Written Options	0	0	0	0	127	127
Futures	0	0	0	0	10,086	10,086
Swap Agreements	0	(2,939)	0	0	(3,682)	(6,621)

	$0	$(2,939)	$0	$0	$6,534	$3,595

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,190)	$0	$(5,190)
Purchased Options	0	10	0	0	(1,421)	(1,411)
Written Options	0	67	0	(35)	1,458	1,490
Swap Agreements	0	(404)	0	0	1,462	1,058

	$0	$(327)	$0	$(5,225)	$1,499	$(4,053)

	$0	$(3,266)	$0	$(5,225)	$8,033	$(458)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$77	$0	$77
Corporate Bonds & Notes
Banking & Finance	0	52,127	0	52,127
Industrials	0	27,375	0	27,375
Utilities	0	26,364	0	26,364
Municipal Bonds & Notes
West Virginia	0	640	0	640
U.S. Government Agencies	0	288,051	0	288,051
U.S. Treasury Obligations	0	1,754,487	0	1,754,487
Non-Agency Mortgage-Backed Securities	0	75,200	0	75,200
Asset-Backed Securities	0	119,987	0	119,987
Sovereign Issues	0	75,277	0	75,277
Preferred Securities
Banking & Finance	0	1,926	0	1,926
Short-Term Instruments
Repurchase Agreements	0	3,197	0	3,197
Argentina Treasury Bills	0	110	279	389

	$0	$2,424,818	$279	$2,425,097

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$33,991	$0	$0	$33,991

Total Investments	$33,991	$2,424,818	$279	$2,459,088

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	953	775	0	1,728
Over the counter	0	3,073	0	3,073

	$953	$3,848	$0	$4,801

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,176)	(358)	0	(1,534)
Over the counter	0	(3,816)	0	(3,816)

	$(1,176)	$(4,174)	$0	$(5,350)

Total Financial Derivative Instruments	$(223)	$(326)	$0	$(549)

Totals	$33,768	$2,424,492	$279	$2,458,539

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2019

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Real Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

ANNUAL REPORT	DECEMBER 31, 2019	29

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where

ANNUAL REPORT	DECEMBER 31, 2019	31

Notes to Financial Statements (Cont.)

events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close).

Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the

ANNUAL REPORT	DECEMBER 31, 2019	33

Notes to Financial Statements (Cont.)

Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$75,916	$1,446,846	$(1,488,801)	$43	$(13)	$33,991	$386	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Bank Obligations in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolio deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Notes to Financial Statements (Cont.)

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage-Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the

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Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the

Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund

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Notes to Financial Statements (Cont.)

Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility

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parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A

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Notes to Financial Statements (Cont.)

liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where

ANNUAL REPORT	DECEMBER 31, 2019	41

Notes to Financial Statements (Cont.)

the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets,

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction

ANNUAL REPORT	DECEMBER 31, 2019	43

Notes to Financial Statements (Cont.)

initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit,

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$0	$28,150

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	DECEMBER 31, 2019	45

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$5,921,077	$6,371,077	$261,629	$328,697

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,448	$17,959	2,559	$30,985

Administrative Class	8,590	106,326	10,517	127,667

Advisor Class	515	6,380	1,549	18,847
Issued as reinvestment of distributions

Institutional Class	269	3,362	388	4,703

Administrative Class	1,653	20,683	2,812	34,109

Advisor Class	471	5,899	955	11,597
Cost of shares redeemed

Institutional Class	(1,984)	(24,466)	(2,344)	(28,390)

Administrative Class	(21,756)	(269,324)	(25,393)	(307,053)

Advisor Class	(4,641)	(57,477)	(11,795)	(140,918)

Net increase (decrease) resulting from Portfolio share transactions	(15,435)	$(190,658)	(20,752)	$(248,453)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 44% of the Portfolio. One of the shareholders is a related party and comprises 16% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Real Return Portfolio	$14,014	$0	$7,451	$0	$(155,310)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Real Return Portfolio	$83,650	$71,660

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Real Return Portfolio	$2,442,428	$39,298	$(31,934)	$7,364

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Real Return Portfolio	$29,944	$0	$0	$50,449	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2019	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Real Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related statements of operations and cash flows for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	JLN	JP Morgan Chase Bank N.A. London

BOS	BofA Securities, Inc.	FBF	Credit Suisse International	JPM	JP Morgan Chase Bank N.A.

BPG	BNP Paribas Securities Corp.	FICC	Fixed Income Clearing Corporation	MEI	Merrill Lynch International

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services LLC

BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co. LLC	NGF	Nomura Global Financial Products, Inc.

CBK	Citibank N.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

DBL	Deutsche Bank AG London	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

DUB	Deutsche Bank AG

Currency Abbreviations:

ARS	Argentine Peso	IDR	Indonesian Rupiah	NZD	New Zealand Dollar

AUD	Australian Dollar	ILS	Israeli Shekel	PEN	Peruvian New Sol

BRL	Brazilian Real	JPY	Japanese Yen	RUB	Russian Ruble

CAD	Canadian Dollar	KRW	South Korean Won	SGD	Singapore Dollar

COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar

EUR	Euro	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

GBP	British Pound

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	ISDA	International Swaps and Derivatives Association, Inc.

BADLARPP	Argentina Badlar Floating Rate Notes	CPTFEMU	Eurozone HICP ex-Tobacco Index	LIBOR03M	3 Month USD-LIBOR

CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Prices Index

CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BBR	Bank Bill Rate	NCUA	National Credit Union Administration	TELBOR	Tel Aviv Inter-Bank Offered Rate

BTP	Buoni del Tesoro Poliennali	OAT	Obligations Assimilables du Trésor	YOY	Year-Over-Year

CLO	Collateralized Loan Obligation

ANNUAL REPORT	DECEMBER 31, 2019	49

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Real Return Portfolio	0.00%	0.00%	$29,944	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

50	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2019	51

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

52	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2019	53

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

ANNUAL REPORT	DECEMBER 31, 2019	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

ANNUAL REPORT	DECEMBER 31, 2019	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2019	59

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT16AR_123119

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO Short-Term Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO Short-Term Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and

Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Short-Term Portfolio	09/30/99	04/28/00	09/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the PIMCO Short-Term Portfolio (Cont.)

elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2019†§

Corporate Bonds & Notes	55.3%

Asset-Backed Securities	12.7%

U.S. Government Agencies	10.0%

Non-Agency Mortgage-Backed Securities	9.2%

U.S. Treasury Obligations	5.3%

Short-Term Instruments‡	4.4%

Sovereign Issues	1.4%

Other	1.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Years	10 Years	Inception≈
PIMCO Short-Term Portfolio Institutional Class	2.95%	2.19%	1.84%	2.83%
PIMCO Short-Term Portfolio Administrative Class	2.80%	2.04%	1.68%	2.75%
PIMCO Short-Term Portfolio Advisor Class	2.69%	1.93%	1.58%	1.59%
FTSE 3-Month Treasury Bill Index±	2.25%	1.05%	0.56%	1.73%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/1999.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.51% for Institutional Class shares, 0.66% for Administrative Class shares, and 0.76% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to performance as investment grade spreads tightened over the year.

»	Overweight exposure to Eurozone duration contributed to performance as local yields decreased over the year.

»	Holdings of select securitized credits contributed to performance as securitized spreads tightened over the year.

»	Underweight exposure to U.S. duration detracted from performance as U.S. Treasury yields decreased over the year.

»	Short exposure to high yield corporate credit detracted from performance as high yield spreads tightened over the year.

ANNUAL REPORT	DECEMBER 31, 2019	7

Expense Example PIMCO Short-Term Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,013.10	$3.11	$1,000.00	$1,022.25	$3.13	0.61%
Administrative Class	1,000.00	1,012.40	3.88	1,000.00	1,021.49	3.89	0.76
Advisor Class	1,000.00	1,011.90	4.38	1,000.00	1,020.98	4.40	0.86

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	DECEMBER 31, 2019	9

Financial Highlights PIMCO Short-Term Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2019	$10.29	$0.28	$0.02	$0.30	$(0.27)	$0.00	$(0.27)

12/31/2018	10.37	0.26	(0.09)	0.17	(0.24)	(0.01)	(0.25)

12/31/2017	10.30	0.21	0.05	0.26	(0.19)	0.00	(0.19)

12/31/2016	10.27	0.17	0.09	0.26	(0.18)	(0.05)	(0.23)

12/31/2015	10.26	0.11	0.02	0.13	(0.11)	(0.01)	(0.12)
Administrative Class

12/31/2019	10.29	0.27	0.01	0.28	(0.25)	0.00	(0.25)

12/31/2018	10.37	0.24	(0.08)	0.16	(0.23)	(0.01)	(0.24)

12/31/2017	10.30	0.19	0.06	0.25	(0.18)	0.00	(0.18)

12/31/2016	10.27	0.15	0.09	0.24	(0.16)	(0.05)	(0.21)

12/31/2015	10.26	0.09	0.03	0.12	(0.10)	(0.01)	(0.11)
Advisor Class

12/31/2019	10.29	0.26	0.01	0.27	(0.24)	0.00	(0.24)

12/31/2018	10.37	0.23	(0.09)	0.14	(0.21)	(0.01)	(0.22)

12/31/2017	10.30	0.18	0.06	0.24	(0.17)	0.00	(0.17)

12/31/2016	10.27	0.14	0.09	0.23	(0.15)	(0.05)	(0.20)

12/31/2015	10.26	0.08	0.03	0.11	(0.09)	(0.01)	(0.10)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.32	2.95%	$39,236	0.64%	0.64%	0.45%	0.45%	2.70%	76%

10.29	1.68	8,352	0.51	0.51	0.45	0.45	2.47	71

10.37	2.55	6,492	0.60	0.60	0.45	0.45	2.04	161

10.30	2.52	6,534	0.48	0.48	0.45	0.45	1.66	862

10.27	1.26	5,872	0.47	0.47	0.45	0.45	1.04	756

10.32	2.80	234,168	0.79	0.79	0.60	0.60	2.62	76

10.29	1.53	233,601	0.66	0.66	0.60	0.60	2.34	71

10.37	2.40	140,075	0.75	0.75	0.60	0.60	1.88	161

10.30	2.37	136,266	0.63	0.63	0.60	0.60	1.50	862

10.27	1.11	139,039	0.62	0.62	0.60	0.60	0.91	756

10.32	2.69	205,254	0.89	0.89	0.70	0.70	2.52	76

10.29	1.43	189,730	0.76	0.76	0.70	0.70	2.22	71

10.37	2.30	153,735	0.85	0.85	0.70	0.70	1.79	161

10.30	2.27	135,645	0.73	0.73	0.70	0.70	1.40	862

10.27	1.01	125,889	0.72	0.72	0.70	0.70	0.80	756

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$494,233
Investments in Affiliates	18,241
Financial Derivative Instruments
Exchange-traded or centrally cleared	209
Over the counter	58
Deposits with counterparty	2,852
Foreign currency, at value	732
Receivable for Portfolio shares sold	752
Interest and/or dividends receivable	2,234
Dividends receivable from Affiliates	17
Total Assets	519,328

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$38,582
Financial Derivative Instruments
Exchange-traded or centrally cleared	231
Over the counter	1,183
Payable for investments purchased	4
Payable for investments in Affiliates purchased	12
Deposits from counterparty	140
Payable for Portfolio shares redeemed	161
Overdraft due to custodian	101
Accrued investment advisory fees	102
Accrued supervisory and administrative fees	81
Accrued distribution fees	43
Accrued servicing fees	30
Total Liabilities	40,670

Net Assets	$478,658

Net Assets Consist of:

Paid in capital	$477,732
Distributable earnings (accumulated loss)	926

Net Assets	$478,658

Net Assets:

Institutional Class	$39,236
Administrative Class	234,168
Advisor Class	205,254

Shares Issued and Outstanding:

Institutional Class	3,802
Administrative Class	22,695
Advisor Class	19,892

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.32
Administrative Class	10.32
Advisor Class	10.32

Cost of investments in securities	$490,081
Cost of investments in Affiliates	$18,236
Cost of foreign currency held	$731
Cost or premiums of financial derivative instruments, net	$(1,006)

* Includes repurchase agreements of:	$193

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Interest, net of foreign taxes*	$15,360
Dividends from Investments in Affiliates	217
Total Income	15,577

Expenses:

Investment advisory fees	1,141
Supervisory and administrative fees	913
Servicing fees - Administrative Class	346
Distribution and/or servicing fees - Advisor Class	494
Trustee fees	11
Interest expense	884
Total Expenses	3,789

Net Investment Income (Loss)	11,788

Net Realized Gain (Loss):

Investments in securities	809
Investments in Affiliates	3
Exchange-traded or centrally cleared financial derivative instruments	(5,372)
Over the counter financial derivative instruments	2,069
Short sales	(45)
Foreign currency	(490)

Net Realized Gain (Loss)	(3,026)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	6,420
Investments in Affiliates	5
Exchange-traded or centrally cleared financial derivative instruments	(1,885)
Over the counter financial derivative instruments	(814)
Foreign currency assets and liabilities	2

Net Change in Unrealized Appreciation (Depreciation)	3,728

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,490

* Foreign tax withholdings	$10

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$11,788	$8,316
Net realized gain (loss)	(3,026)	694
Net change in unrealized appreciation (depreciation)	3,728	(4,504)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,490	4,506

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(723)	(176)
Administrative Class	(5,690)	(4,429)
Advisor Class	(4,677)	(3,738)

Total Distributions(a)	(11,090)	(8,343)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	45,575	135,218

Total Increase (Decrease) in Net Assets	46,975	131,381

Net Assets:

Beginning of year	431,683	300,302
End of year	$478,658	$431,683

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.0%

American Honda Finance Corp.
2.811% (LIBOR03M + 0.850%) due 03/29/2021 «~	$700	$700

Toyota Motor Credit Corp.
2.525% (LIBOR03M + 0.580%) due 09/28/2020 «~	2,000	1,999
2.934% (LIBOR03M + 0.830%) due 03/29/2021 «~	1,900	1,901

Total Loan Participations and Assignments (Cost $4,595)		4,600

CORPORATE BONDS & NOTES 59.2%

BANKING & FINANCE 32.4%

ADCB Finance Cayman Ltd.
2.625% due 03/10/2020	400	400

AerCap Ireland Capital DAC
4.450% due 12/16/2021	600	625
4.500% due 05/15/2021	500	516
4.625% due 10/30/2020	400	408

AIA Group Ltd.
2.428% (US0003M + 0.520%) due 09/20/2021 ~	800	801

Air Lease Corp.
2.250% due 01/15/2023	400	400
2.750% due 01/15/2023	700	709
3.500% due 01/15/2022	400	411

Aircastle Ltd.
5.125% due 03/15/2021	1,200	1,240
5.500% due 02/15/2022	300	319
7.625% due 04/15/2020	500	507

Allstate Corp.
2.591% (US0003M + 0.630%) due 03/29/2023 ~	300	301

Ally Financial, Inc.
4.125% due 03/30/2020	800	804
4.125% due 02/13/2022	500	517

American Tower Corp.
3.375% due 05/15/2024	400	415

Aozora Bank Ltd.
2.750% due 03/09/2020	1,200	1,201

Assurant, Inc.
3.197% (US0003M + 1.250%) due 03/26/2021 ~	233	233

Athene Global Funding
3.138% (US0003M + 1.230%) due 07/01/2022 ~	3,900	3,954

AvalonBay Communities, Inc.
2.431% (US0003M + 0.430%) due 01/15/2021 ~	300	300

Aviation Capital Group LLC
2.606% (US0003M + 0.670%) due 07/30/2021 ~	1,500	1,500
2.857% (US0003M + 0.950%) due 06/01/2021 ~	200	201
2.875% due 01/20/2022	800	806
6.750% due 04/06/2021	1,000	1,054

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023	300	324

Axis Bank Ltd.
3.250% due 05/21/2020	1,600	1,604

Bangkok Bank PCL
4.800% due 10/18/2020	400	408

Bank of America Corp.
3.146% (US0003M + 1.180%) due 10/21/2022 ~	300	305

Barclays Bank PLC
2.444% (US0003M + 0.460%) due 01/11/2021 ~	1,000	1,001

Barclays PLC
3.284% (US0003M + 1.380%) due 05/16/2024 ~	300	304

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.340% (US0003M + 1.430%) due 02/15/2023 ~	$200	$202
3.635% (US0003M + 1.625%) due 01/10/2023 ~	1,730	1,753
4.011% (US0003M + 2.110%) due 08/10/2021 ~	800	819

BOC Aviation Ltd.
2.375% due 09/15/2021	700	698
2.750% due 09/18/2022	900	904
2.952% (US0003M + 1.050%) due 05/02/2021 ~	2,700	2,712
3.000% due 03/30/2020	200	200

Brixmor Operating Partnership LP
2.959% (US0003M + 1.050%) due 02/01/2022 ~	600	600

Citibank N.A.
2.499% (US0003M + 0.600%) due 05/20/2022 ~	2,600	2,611

Citigroup, Inc.
2.886% (US0003M + 0.950%) due 07/24/2023 ~	500	505
2.930% (US0003M + 1.023%) due 06/01/2024 ~	200	202

Cooperatieve Rabobank UA
2.490% (US0003M + 0.480%) due 01/10/2023 ~	500	501

Credit Suisse AG
2.100% due 11/12/2021	1,000	1,005

Credit Suisse Group AG
3.127% (US0003M + 1.240%) due 06/12/2024 ~	500	506

Credit Suisse Group Funding Guernsey Ltd.
4.293% (US0003M + 2.290%) due 04/16/2021 ~	2,000	2,051

Danske Bank A/S
2.750% due 09/17/2020	500	502
2.800% due 03/10/2021	1,200	1,209
2.947% (US0003M + 1.060%) due 09/12/2023 ~	400	399
3.001% due 09/20/2022 •	900	907

DBS Group Holdings Ltd.
2.560% (US0003M + 0.620%) due 07/25/2022 ~	700	704

DNB Bank ASA
2.150% due 12/02/2022	400	402
2.527% (US0003M + 0.620%) due 12/02/2022 ~	300	302

Eksportfinans ASA
2.701% (US0003M + 0.800%) due 11/10/2020 ~	1,000	1,001

Emirates NBD Bank PJSC
3.486% (US0003M + 1.550%) due 01/26/2020 ~	300	301

First Abu Dhabi Bank PJSC
2.951% (US0003M + 0.950%) due 04/16/2022 ~	1,800	1,811

Ford Motor Credit Co. LLC
2.332% (US0003M + 0.430%) due 11/02/2020 ~	300	298
2.343% due 11/02/2020	1,000	998
2.853% (US0003M + 0.810%) due 04/05/2021 ~	400	398
2.865% (US0003M + 0.930%) due 09/24/2020 ~	500	501

General Motors Financial Co., Inc.
2.862% (US0003M + 0.850%) due 04/09/2021 ~	1,900	1,904
3.008% (US0003M + 1.100%) due 11/06/2021 ~	500	502
3.271% (US0003M + 1.310%) due 06/30/2022 ~	1,000	1,005
3.536% (US0003M + 1.550%) due 01/14/2022 ~	1,000	1,010
3.700% due 11/24/2020	800	810

Goldman Sachs Bank USA
2.150% due 05/24/2021 •	1,000	1,001

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
2.707% (US0003M + 0.780%) due 10/31/2022 ~	$1,700	$1,712
3.080% (US0003M + 1.170%) due 11/15/2021 ~	2,400	2,419

Goodman U.S. Finance Two LLC
6.000% due 03/22/2022	500	536

Harley-Davidson Financial Services, Inc.
2.395% (US0003M + 0.500%) due 05/21/2020 ~	300	300
2.847% (US0003M + 0.940%) due 03/02/2021 ~	1,500	1,509
3.550% due 05/21/2021	500	509

HSBC Holdings PLC
2.904% (US0003M + 1.000%) due 05/18/2024 ~	7,058	7,119

Hyundai Capital Services, Inc.
2.625% due 09/29/2020	1,400	1,403

ICICI Bank Ltd.
3.125% due 08/12/2020	600	602
5.750% due 11/16/2020	450	462

ING Groep NV
2.909% (US0003M + 1.000%) due 10/02/2023 ~	400	404
3.111% (US0003M + 1.150%) due 03/29/2022 ~	600	608

International Lease Finance Corp.
4.625% due 04/15/2021	1,000	1,031
8.250% due 12/15/2020	1,100	1,163
8.625% due 01/15/2022	900	1,013

JPMorgan Chase & Co.
2.509% (US0003M + 0.610%) due 06/18/2022 ~	2,600	2,611

KEB Hana Bank
2.645% (US0003M + 0.700%) due 10/02/2022 ~	800	803

LeasePlan Corp. NV
2.875% due 10/24/2024	200	200

Lloyds Bank PLC
2.384% (US0003M + 0.490%) due 05/07/2021 ~	1,000	1,004

Lloyds Banking Group PLC
2.728% (US0003M + 0.800%) due 06/21/2021 ~	400	402
2.858% due 03/17/2023 •	2,700	2,734
2.907% due 11/07/2023 •	500	508

Marsh & McLennan Cos., Inc.
3.161% (US0003M + 1.200%) due 12/29/2021 ~	500	501

Mitsubishi UFJ Financial Group, Inc.
2.730% (US0003M + 0.790%) due 07/25/2022 ~	3,250	3,271
2.819% (US0003M + 0.920%) due 02/22/2022 ~	1,300	1,312
2.947% (US0003M + 1.060%) due 09/13/2021 ~	2,075	2,098

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	500	500
2.500% due 03/09/2020	1,000	1,001
3.406% due 02/28/2022	400	409

Mizuho Financial Group, Inc.
2.737% (US0003M + 0.850%) due 09/13/2023 ~	800	803
2.768% (US0003M + 0.880%) due 09/11/2022 ~	1,750	1,765
2.841% (US0003M + 0.840%) due 07/16/2023 ~	1,700	1,708
2.854% (US0003M + 0.940%) due 02/28/2022 ~	1,000	1,009

Morgan Stanley
2.883% (US0003M + 0.930%) due 07/22/2022 ~	900	909
3.146% (US0003M + 1.180%) due 01/20/2022 ~	3,600	3,633

Nationwide Building Society
3.622% due 04/26/2023 •	500	514

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NatWest Markets PLC
3.361% (US0003M + 1.400%) due 09/29/2022 ~	$1,300	$1,319

Navient Corp.
6.625% due 07/26/2021	300	318
8.000% due 03/25/2020	266	269

Nissan Motor Acceptance Corp.
2.351% (US0003M + 0.390%) due 09/28/2020 ~	1,293	1,294
2.414% (US0003M + 0.520%) due 03/15/2021 ~	1,000	1,000
2.558% (US0003M + 0.630%) due 09/21/2021 ~	400	400
2.651% due 09/28/2022 •	1,100	1,098
2.891% (US0003M + 0.890%) due 01/13/2022 ~	1,800	1,809

Nomura Holdings, Inc.
6.700% due 03/04/2020	400	403

Nordea Bank Abp
2.854% (US0003M + 0.940%) due 08/30/2023 ~	1,000	999

NTT Finance Corp.
2.491% (US0003M + 0.530%) due 06/29/2020 ~	1,400	1,402

ORIX Corp.
2.650% due 04/13/2021	3,600	3,620

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	700	710
5.250% due 08/15/2022	800	855

Piper Jaffray Cos.
4.740% due 10/15/2021	200	200
5.200% due 10/15/2023	700	699

Qatari Diar Finance QSC
5.000% due 07/21/2020	1,300	1,322

QNB Finance Ltd.
2.902% (US0003M + 1.000%) due 05/02/2022 ~	1,700	1,704
3.244% (US0003M + 1.350%) due 02/07/2020 ~	1,500	1,502
3.264% (US0003M + 1.350%) due 05/31/2021 ~	1,500	1,511
3.351% (US0003M + 1.450%) due 08/11/2021 ~	600	606
3.573% (US0003M + 1.570%) due 07/18/2021 ~	400	404

Royal Bank of Scotland Group PLC
3.380% (US0003M + 1.470%) due 05/15/2023 ~	4,400	4,450
3.497% (US0003M + 1.550%) due 06/25/2024 ~	500	508

Santander Holdings USA, Inc.
4.450% due 12/03/2021	400	416

Santander UK Group Holdings PLC
2.875% due 10/16/2020	1,350	1,358
3.373% due 01/05/2024 •	500	512

Santander UK PLC
2.527% (US0003M + 0.620%) due 06/01/2021 ~	2,500	2,509

SBA Tower Trust
2.877% due 07/15/2046	700	703

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	1,000	1,018

Skandinaviska Enskilda Banken AB
2.532% (US0003M + 0.645%) due 12/12/2022 ~	500	502

SL Green Operating Partnership LP
2.884% (US0003M + 0.980%) due 08/16/2021 ~	500	500

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	500	504
3.000% due 07/15/2022	2,000	2,035
3.550% due 04/15/2024	1,000	1,039

Springleaf Finance Corp.
7.750% due 10/01/2021	300	326

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Chartered PLC
3.091% (US0003M + 1.200%) due 09/10/2022 ~	$2,800	$2,823

Starwood Property Trust, Inc.
3.625% due 02/01/2021	300	303

State Bank of India
2.816% (US0003M + 0.850%) due 01/20/2020 ~	300	301
2.993% (US0003M + 0.950%) due 04/06/2020 ~	1,650	1,652

Sumitomo Mitsui Financial Group, Inc.
2.743% (US0003M + 0.740%) due 10/18/2022 ~	500	502
2.781% (US0003M + 0.780%) due 07/12/2022 ~	500	503

Swedbank AB
2.594% (US0003M + 0.700%) due 03/14/2022 ~	600	601

Synchrony Bank
2.586% (US0003M + 0.625%) due 03/30/2020 ~	400	400

Synchrony Financial
3.132% (US0003M + 1.230%) due 02/03/2020 ~	520	520

UBS Group AG
3.766% due 04/14/2021 •	1,550	1,579

Wells Fargo Bank N.A.
2.539% (US0003M + 0.620%) due 05/27/2022 ~	4,500	4,520

		154,815

INDUSTRIALS 21.4%

AbbVie, Inc.
2.150% due 11/19/2021	1,700	1,704
2.545% (US0003M + 0.650%) due 11/21/2022 ~	1,200	1,206

Altria Group, Inc.
3.490% due 02/14/2022	800	823

Arrow Electronics, Inc.
3.500% due 04/01/2022	600	614

AutoNation, Inc.
5.500% due 02/01/2020	500	501

BAT Capital Corp.
2.499% due 08/14/2020 •	1,100	1,102
2.790% (US0003M + 0.880%) due 08/15/2022 ~	2,900	2,916

Bayer U.S. Finance LLC
2.577% (US0003M + 0.630%) due 06/25/2021 ~	1,200	1,204
2.904% (US0003M + 1.010%) due 12/15/2023 ~	1,200	1,208
3.500% due 06/25/2021	200	204

BMW Finance NV
2.691% (US0003M + 0.790%) due 08/12/2022 ~	2,200	2,217

BMW U.S. Capital LLC
2.401% (US0003M + 0.500%) due 08/13/2021 ~	1,200	1,203

Broadcom Corp.
2.200% due 01/15/2021	1,480	1,481
3.000% due 01/15/2022	1,000	1,015

Broadcom, Inc.
3.125% due 04/15/2021	3,700	3,745

Campbell Soup Co.
2.524% (US0003M + 0.630%) due 03/15/2021 ~	515	516

Central Nippon Expressway Co. Ltd.
2.381% due 09/17/2020	800	801
2.431% (US0003M + 0.540%) due 08/04/2020 ~	1,000	1,001
2.451% (US0003M + 0.560%) due 11/02/2021 ~	2,000	2,003
2.716% due 03/03/2022 •	2,500	2,516

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.874% (US0003M + 0.970%) due 02/16/2021 ~	$1,000	$1,006

Centrica PLC
2.947% due 09/25/2020 •	400	400

Charter Communications Operating LLC
3.559% (US0003M + 1.650%) due 02/01/2024 ~	3,700	3,809
3.579% due 07/23/2020	2,000	2,013

Cigna Corp.
2.550% (US0003M + 0.650%) due 09/17/2021 ~	1,300	1,300
2.891% (US0003M + 0.890%) due 07/15/2023 ~	1,000	1,006

Cigna Holding Co.
5.125% due 06/15/2020	500	507

Conagra Brands, Inc.
2.512% (US0003M + 0.500%) due 10/09/2020 ~	1,200	1,202
2.703% (US0003M + 0.750%) due 10/22/2020 ~	200	200
3.800% due 10/22/2021	300	310

Constellation Brands, Inc.
2.610% (US0003M + 0.700%) due 11/15/2021 ~	800	800

Continental Airlines Pass-Through Trust
5.500% due 04/29/2022	111	113

Continental Resources, Inc.
5.000% due 09/15/2022	800	806

CVS Health Corp.
2.605% (US0003M + 0.720%) due 03/09/2021 ~	1,000	1,006

DAE Funding LLC
4.000% due 08/01/2020	300	303

Daimler Finance North America LLC
2.331% (US0003M + 0.430%) due 02/12/2021 ~	1,500	1,501
2.561% (US0003M + 0.670%) due 11/05/2021 ~	600	603
2.810% (US0003M + 0.900%) due 02/15/2022 ~	3,000	3,024
3.350% due 05/04/2021	1,200	1,219

Dell International LLC
4.420% due 06/15/2021	3,000	3,087

Dominion Energy Gas Holdings LLC
2.494% (US0003M + 0.600%) due 06/15/2021 ~	800	803

EMC Corp.
2.650% due 06/01/2020	600	601

Energy Transfer Operating LP
7.500% due 10/15/2020	200	208

EQT Corp.
2.500% due 10/01/2020	300	300
2.679% (US0003M + 0.770%) due 10/01/2020 ~	2,000	1,995

Equifax, Inc.
2.300% due 06/01/2021	400	401
2.780% (US0003M + 0.870%) due 08/15/2021 ~	950	954

GATX Corp.
2.611% (US0003M + 0.720%) due 11/05/2021 ~	1,000	1,005

General Electric Co.
4.375% due 09/16/2020	1,000	1,016

General Mills, Inc.
6.610% due 10/15/2022	500	516

General Motors Co.
2.694% (US0003M + 0.800%) due 08/07/2020 ~	400	401

Grupo Bimbo S.A.B. de C.V.
4.875% due 06/30/2020	375	380

Hewlett Packard Enterprise Co.
2.763% (US0003M + 0.720%) due 10/05/2021 ~	1,000	1,000

Hyundai Capital America
2.699% due 09/18/2020 •	600	601

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.707% (US0003M + 0.820%) due 03/12/2021 ~	$1,788	$1,792
2.899% (US0003M + 1.000%) due 09/18/2020 ~	400	401
2.967% due 07/08/2021 •	400	401
3.750% due 07/08/2021	215	219

Imperial Brands Finance PLC
2.950% due 07/21/2020	950	953
3.125% due 07/26/2024	1,600	1,617
3.750% due 07/21/2022	1,600	1,647

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020	400	404

Kraft Heinz Foods Co.
2.471% (US0003M + 0.570%) due 02/10/2021 ~	1,000	1,002

L3Harris Technologies, Inc.
2.416% (US0003M + 0.480%) due 04/30/2020 ~	1,000	1,001

Las Vegas Sands Corp.
2.900% due 06/25/2025	400	405
3.200% due 08/08/2024	300	310
3.500% due 08/18/2026	400	412

Marriott International, Inc.
2.535% (US0003M + 0.650%) due 03/08/2021 ~	300	301

Masco Corp.
3.500% due 04/01/2021	200	203

Mylan NV
3.150% due 06/15/2021	1,400	1,418
3.750% due 12/15/2020	80	82

NXP BV
3.875% due 09/01/2022	500	519
4.125% due 06/01/2021	400	410
4.625% due 06/15/2022	300	316

Occidental Petroleum Corp.
3.360% (US0003M + 1.450%) due 08/15/2022 ~	5,100	5,128

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	800	812

Penske Truck Leasing Co. LP
3.200% due 07/15/2020	200	201
3.650% due 07/29/2021	200	205

Pentair Finance SARL
3.625% due 09/15/2020	800	803

Phillips 66
2.517% (US0003M + 0.600%) due 02/26/2021 ~	600	600

Reckitt Benckiser Treasury Services PLC
2.495% (US0003M + 0.560%) due 06/24/2022 ~	800	802

Reynolds American, Inc.
3.250% due 06/12/2020	500	502
4.000% due 06/12/2022	100	104

Rockies Express Pipeline LLC
5.625% due 04/15/2020	1,600	1,620

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	200	206
6.250% due 03/15/2022	100	107

Spectra Energy Partners LP
2.592% (US0003M + 0.700%) due 06/05/2020 ~	200	200

Spirit AeroSystems, Inc.
2.694% (US0003M + 0.800%) due 06/15/2021 ~	300	299

Syngenta Finance NV
3.698% due 04/24/2020	2,600	2,608

Textron, Inc.
2.451% (US0003M + 0.550%) due 11/10/2020 ~	600	600

Time Warner Cable LLC
5.000% due 02/01/2020	500	501

Tyson Foods, Inc.
2.457% (US0003M + 0.550%) due 06/02/2020 ~	1,100	1,102

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VMware, Inc.
2.950% due 08/21/2022	$200	$204

Volkswagen Group of America Finance LLC
2.400% due 05/22/2020	1,000	1,001
2.795% (US0003M + 0.860%) due 09/24/2021 ~	2,000	2,015
3.875% due 11/13/2020	700	712

Vulcan Materials Co.
2.494% (US0003M + 0.600%) due 06/15/2020 ~	1,100	1,101

Westinghouse Air Brake Technologies Corp.
3.194% (US0003M + 1.050%) due 09/15/2021 ~	900	900

Woodside Finance Ltd.
4.600% due 05/10/2021	900	921

Woolworths Group Ltd.
4.000% due 09/22/2020	500	506

ZF North America Capital, Inc.
4.000% due 04/29/2020	1,150	1,156

Zimmer Biomet Holdings, Inc.
2.653% (US0003M + 0.750%) due 03/19/2021 ~	1,000	1,000

Zoetis, Inc.
2.339% (US0003M + 0.440%) due 08/20/2021 ~	400	400

		102,505

SPECIALTY FINANCE 1.2%

CIMIC Group Ltd.
0.000% due 01/07/2020 (d)	3,000	3,000
0.000% due 02/06/2020 (d)	2,024	2,017

Lloyds Banking Group PLC
3.870% due 09/02/2020 (d)	400	401
3.870% due 09/02/2021 (d)	400	403

		5,821

UTILITIES 4.2%

AT&T, Inc.
2.799% (US0003M + 0.890%) due 02/15/2023 ~	1,100	1,110
3.067% (US0003M + 1.180%) due 06/12/2024 ~	3,800	3,868

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	500	500

Duke Energy Corp.
2.409% (US0003M + 0.500%) due 05/14/2021 ~	1,300	1,305

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	132	136

Exelon Generation Co. LLC
2.950% due 01/15/2020	500	500
4.000% due 10/01/2020	300	303

IPALCO Enterprises, Inc.
3.450% due 07/15/2020	500	502

Israel Electric Corp. Ltd.
9.375% due 01/28/2020	1,100	1,106

Mississippi Power Co.
2.597% (US0003M + 0.650%) due 03/27/2020 ~	550	550

Pennsylvania Electric Co.
5.200% due 04/01/2020	300	302

Petronas Global Sukuk Ltd.
2.707% due 03/18/2020	1,000	1,001

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	90	91

Sempra Energy
2.344% (US0003M + 0.450%) due 03/15/2021 ~	1,500	1,501
2.501% (US0003M + 0.500%) due 01/15/2021 ~	250	250

Sinopec Group Overseas Development Ltd.
2.750% due 05/03/2021	500	503

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern Power Co.
2.458% (US0003M + 0.550%) due 12/20/2020 ~	$1,405	$1,405

Sprint Corp.
7.250% due 09/15/2021	400	424

Verizon Communications, Inc.
3.010% (US0003M + 1.100%) due 05/15/2025 ~	2,900	2,969

Vodafone Group PLC
2.991% (US0003M + 0.990%) due 01/16/2024 ~	1,400	1,418

WGL Holdings, Inc.
2.437% (US0003M + 0.550%) due 03/12/2020 ~	500	500

		20,244

Total Corporate Bonds & Notes (Cost $281,637)		283,385

MUNICIPAL BONDS & NOTES 0.9%

CALIFORNIA 0.7%

California State General Obligation Bonds, Series 2017
2.477% (US0001M + 0.780%) due 04/01/2047 ~	1,300	1,305

Orange Unified School District, California Revenue Bonds, Series 2008
2.559% due 05/01/2043 «~(d)	2,000	1,992

		3,297

LOUISIANA 0.1%

Tulane University, Louisiana Revenue Bonds, (NPFGC Insured), Series 2007
2.210% due 02/15/2036 ~	400	381

UTAH 0.1%

Utah State Board of Regents Revenue Bonds, Series 2011
2.760% (US0003M + 0.850%) due 05/01/2029 ~	320	321

Total Municipal Bonds & Notes (Cost $3,997)		3,999

U.S. GOVERNMENT AGENCIES 10.8%

Fannie Mae
1.768% due 12/25/2036 •	4	4
1.912% due 03/25/2034 •	3	3
1.942% due 08/25/2034 •	1	1
1.992% due 02/25/2037 •	39	39
2.142% due 05/25/2042 •	3	3
2.472% due 12/25/2037 •	32	32
3.527% due 03/01/2044 - 07/01/2044 •	12	12
4.005% due 10/01/2031 •	1	1

Freddie Mac
2.190% due 09/15/2041 •	19	19
2.440% due 02/15/2038 •	26	27
3.378% due 02/25/2045 •	49	50
3.439% due 10/25/2044 •	46	47
3.639% due 07/25/2044 •	17	17

Ginnie Mae
2.324% due 04/20/2062 •	191	191
2.374% due 10/20/2065 •	420	421
2.474% due 02/20/2062 •	163	163
2.574% due 01/20/2066 - 05/20/2066 •	541	544
2.624% due 11/20/2066 •	550	555
2.774% due 01/20/2066 - 03/20/2066 •	1,182	1,198
4.000% due 02/20/2032 •	3	3

NCUA Guaranteed Notes
2.068% due 12/07/2020 •	39	39

Uniform Mortgage-Backed Security
3.000% due 09/01/2049 (f)	8,524	8,645

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 10/01/2047 (f)		$6,020	$6,249
3.500% due 05/01/2049 - 08/01/2049		9,811	10,082
4.000% due 07/01/2048 - 03/01/2049		6,311	6,561
4.000% due 12/01/2048 - 08/01/2049 (f)		15,956	16,633

Total U.S. Government Agencies (Cost $50,893)			51,539

U.S. TREASURY OBLIGATIONS 5.7%

U.S. Treasury Inflation Protected Securities (c)
0.250% due 01/15/2025 (f)		2,825	2,850
0.375% due 07/15/2025 (f)		5,426	5,538
0.500% due 04/15/2024		306	311
0.625% due 04/15/2023 (f)(j)		508	515
0.625% due 01/15/2026 (f)(h)(j)		1,625	1,675
0.750% due 07/15/2028 (f)(j)		15,737	16,561

Total U.S. Treasury Obligations (Cost $26,358)			27,450

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.8%

AREIT Trust
2.720% due 11/14/2035 •		726	727
2.760% due 09/14/2036 •		1,000	1,000

Atrium Hotel Portfolio Trust
2.690% due 06/15/2035 •		700	700

BAMLL Commercial Mortgage Securities Trust
2.790% due 04/15/2036 •		400	400
2.940% due 03/15/2034 •		400	402

Bancorp Commercial Mortgage Trust
2.640% due 09/15/2035 •		827	828
2.815% due 09/15/2036 •		596	597

Bear Stearns Adjustable Rate Mortgage Trust
4.283% due 01/25/2034 ~		2	2

Bear Stearns ALT-A Trust
4.103% due 09/25/2035 ^~		10	8

Brass PLC
2.806% due 11/16/2066 •		400	400

Citigroup Mortgage Loan Trust
3.228% due 09/25/2059 þ		294	295

Citigroup Mortgage Loan Trust, Inc.
3.840% due 09/25/2035 •		3	3

Civic Mortgage LLC
4.349% due 11/25/2022 þ		281	281

Commercial Mortgage Trust
2.366% due 03/10/2046 •		266	265

Countrywide Home Loan Reperforming REMIC Trust
2.132% due 06/25/2035 •		6	6

Credit Suisse First Boston Mortgage Securities Corp.
2.668% due 03/25/2032 ~		2	2
4.031% due 06/25/2033 ~		5	5

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058		475	479

Credit Suisse Mortgage Capital Certificates Trust
3.322% due 10/25/2058 ~		196	197

Credit Suisse Mortgage Capital Trust
2.490% due 07/15/2032 •		1,000	999
3.319% due 10/27/2059 ~		697	697

European Loan Conduit
1.000% due 02/17/2030 •	EUR	1,000	1,123

Finsbury Square PLC
1.768% due 06/16/2069 •	GBP	930	1,234

GPMT Ltd.
2.665% due 11/21/2035 •		$199	199

GreenPoint Mortgage Funding Trust
2.232% due 06/25/2045 •		16	15

GS Mortgage Securities Corp. Trust
2.440% due 07/15/2032 •		400	400

GS Mortgage Securities Trust
3.648% due 01/10/2047		413	423

GSR Mortgage Loan Trust
4.269% due 09/25/2035 ~		4	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HarborView Mortgage Loan Trust
2.204% due 05/19/2035 •		$20	$19

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	3,833	5,090

Holmes Master Issuer PLC
2.361% due 10/15/2054 •		$657	657
2.421% due 10/15/2054 •		3,317	3,317

HPLY Trust
2.740% due 11/15/2036 •		373	372

Impac CMB Trust
2.432% due 03/25/2035 •		150	147

JPMorgan Chase Commercial Mortgage Securities Trust
2.650% due 06/15/2035 •		485	485
2.740% due 06/15/2032 •		359	360
3.190% due 12/15/2031 •		500	500

Lanark Master Issuer PLC
2.669% due 12/22/2069 •		867	869

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		194	194

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.180% due 12/15/2030 •		2	2

MF1 2019-FL2 Ltd.
2.922% due 12/25/2034 •		800	802

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~		968	975

Morgan Stanley Capital Trust
2.740% due 05/15/2036 •		800	800
5.945% due 06/11/2042 ~		200	211

MortgageIT Trust
2.432% due 02/25/2035 •		137	136

Motel 6 Trust
2.660% due 08/15/2034 •		1,028	1,030

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		2,923	2,926
4.500% due 05/25/2058 ~		313	330

Nomura Resecuritization Trust
3.284% due 12/26/2036 •		157	157

Permanent Master Issuer PLC
2.366% due 07/15/2058 •		600	600
2.536% due 07/15/2058 •		400	400

PFP Ltd.
2.710% due 04/14/2036 •		2,000	2,003

Residential Mortgage Securities PLC
1.998% due 09/20/2065 •	GBP	255	340

Ripon Mortgages PLC
1.602% due 08/20/2056 •		730	968

Sequoia Mortgage Trust
2.774% due 02/20/2034 •		$180	176

Silverstone Master Issuer PLC
1.460% due 01/21/2070 •	GBP	651	868
2.536% due 01/21/2070 •		$183	183

Structured Asset Mortgage Investments Trust
2.014% due 07/19/2035 •		3	3
2.252% due 05/25/2045 •		23	23
2.424% due 09/19/2032 •		1	1

Towd Point Mortgage Funding
0.000% due 07/20/2045 •	GBP	1,000	1,325
0.000% due 02/20/2054 •		600	797

Towd Point Mortgage Funding PLC
1.652% due 05/20/2045 •		2,097	2,779
1.820% due 10/20/2051 •		267	355

Trinity Square PLC
1.935% due 07/15/2051 •		146	195

WaMu Mortgage Pass-Through Certificates Trust
3.239% due 02/25/2046 •		$12	12
3.239% due 08/25/2046 •		14	13
3.439% due 11/25/2042 •		5	5
3.639% due 06/25/2042 •		1	1

Warwick Finance Residential Mortgages PLC
1.800% due 09/21/2049 •	GBP	1,915	2,542

Wells Fargo Commercial Mortgage Trust
2.591% due 12/13/2031 •		$500	499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo-RBS Commercial Mortgage Trust
2.527% due 12/15/2045 •		$622	$625
2.937% due 06/15/2045 •		1,200	1,210

Total Non-Agency Mortgage-Backed Securities (Cost $46,496)			46,993

ASSET-BACKED SECURITIES 13.6%

ACE Securities Corp. Home Equity Loan Trust
2.572% due 04/25/2034 •		397	394

Arbor Realty Commercial Real Estate Notes Ltd.
2.890% due 05/15/2037 •		400	400

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	300	337

Arkansas Student Loan Authority
2.810% due 11/25/2043 •		$67	66

Barings BDC Static CLO Ltd.
3.021% due 04/15/2027 •		1,977	1,977

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 þ		95	96
4.090% due 02/28/2034 þ		59	59

Bear Stearns Second Lien Trust
3.142% due 01/25/2036 •		1,539	1,544

CARDS Trust
2.090% due 04/17/2023 •		1,000	1,000

Chesapeake Funding LLC
1.910% due 08/15/2029		381	381
3.230% due 08/15/2030		725	735

CLNC FL1 Ltd.
2.983% due 08/20/2035 •		1,200	1,202

CNH Capital Canada Receivables Trust
2.103% due 02/15/2022	CAD	664	511

Colony American Finance Ltd.
2.544% due 06/15/2048		$45	45

Commonbond Student Loan Trust
2.550% due 05/25/2041		178	177

Countrywide Asset-Backed Certificates
2.532% due 05/25/2032 •		1	1
3.292% due 10/25/2034 •		829	835

Credit Suisse First Boston Mortgage Securities Corp.
2.532% due 08/25/2032 •		2	2

Dorchester Park CLO DAC
2.866% due 04/20/2028 •		500	500

Drug Royalty LP
5.153% due 07/15/2023 •		9	9

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	400	449

ECMC Group Student Loan Trust
2.542% due 02/27/2068 •		$504	496
2.792% due 07/25/2069 •		484	482

Edsouth Indenture LLC
2.522% due 04/25/2039 •		64	64

EFS Volunteer LLC
2.790% due 10/25/2035 •		286	283

Enterprise Fleet Financing LLC
3.140% due 02/20/2024		520	524

Evans Grove CLO Ltd.
2.834% due 05/28/2028 •		1,700	1,689

Evergreen Credit Card Trust
2.220% due 01/15/2023 •		2,000	2,006

Figueroa CLO Ltd.
2.758% due 06/20/2027 •		337	337
2.901% due 01/15/2027 •		620	620

Finance America Mortgage Loan Trust
2.617% due 08/25/2034 •		227	227

Ford Auto Securitization Trust
2.321% due 10/15/2023	CAD	1,500	1,156

Ford Credit Floorplan Master Owner Trust
2.140% due 10/15/2023 •		$1,000	1,001
2.340% due 09/15/2024 •		700	703

Fremont Home Loan Trust
2.527% due 01/25/2035 •		393	392

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gallatin CLO Ltd.
3.016% due 01/21/2028 •	$1,200	$1,200
3.051% (US0003M + 1.050%) due 07/15/2027 ~	1,295	1,297

GMF Floorplan Owner Revolving Trust
2.060% due 09/15/2022 •	400	400
3.500% due 09/15/2023	1,400	1,434

Greystone Commercial Real Estate Notes Ltd.
3.442% due 09/15/2037 •	500	501

Hertz Fleet Lease Funding LP
3.230% due 05/10/2032	410	413

Jamestown CLO Ltd.
2.871% due 01/15/2028 •	500	500

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ	368	372

LoanCore Issuer Ltd.
2.870% due 05/15/2036 •	900	900

Long Beach Mortgage Loan Trust
2.767% due 04/25/2035 •	1,000	1,002

LP Credit Card ABS Master Trust
3.822% due 08/20/2024 •	781	773

Marlette Funding Trust
3.060% due 07/17/2028	30	30
3.130% due 07/16/2029	1,381	1,390
3.710% due 12/15/2028	459	462

Master Credit Card Trust
2.275% due 07/21/2024 •	500	500

MASTR Asset-Backed Securities Trust
1.842% due 11/25/2036 •	2	1
2.492% due 09/25/2034 •	224	223

MMAF Equipment Finance LLC
2.920% due 07/12/2021	167	168

Morgan Stanley ABS Capital, Inc. Trust
2.692% due 05/25/2034 •	427	430

Mountain Hawk CLO Ltd.
2.786% due 07/20/2024 •	10	10

Mountain View CLO Ltd.
2.801% due 10/15/2026 •	770	770

Navient Private Education Loan Trust
2.650% due 12/15/2028	97	97

Navient Private Education Refi Loan Trust
3.030% due 01/15/2043	184	185

Navient Student Loan Trust
3.430% due 12/15/2059	367	369

Nelnet Student Loan Trust
2.492% due 09/27/2038 •	2,019	2,003
2.592% due 08/25/2067 •	1,256	1,243
2.692% due 06/27/2067 •	488	487

Northstar Education Finance, Inc.
2.492% due 12/26/2031 •	39	38

NovaStar Mortgage Funding Trust
2.452% due 01/25/2036 •	400	400

OneMain Financial Issuance Trust
2.370% due 09/14/2032	406	406

Oscar U.S. Funding LLC
3.100% due 04/11/2022	389	390

OSCAR U.S. Funding Trust LLC
2.910% due 04/12/2021	80	80
3.150% due 08/10/2021	162	163

Palmer Square CLO Ltd.
2.760% due 08/15/2026 •	685	685

Penarth Master Issuer PLC
2.195% due 09/18/2022 •	500	500
2.285% due 07/18/2023 •	1,200	1,200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PFS Financing Corp.
2.290% due 04/15/2024 •	$1,000	$1,003

Prosper Marketplace Issuance Trust
3.350% due 10/15/2024	77	77

Renaissance Home Equity Loan Trust
2.152% due 11/25/2034 •	4	4
2.672% due 08/25/2033 •	3	3

Shackleton CLO Ltd.
3.096% due 10/20/2028 •	2,000	1,998

SLC Student Loan Trust
1.970% due 05/15/2029 •	703	688
2.004% due 03/15/2027 •	855	849

SLM Student Loan Trust
2.050% due 01/25/2027 •	360	359
2.242% due 06/25/2043 •	767	754
2.364% due 12/15/2027 •	360	359
3.440% due 04/25/2023 •	672	675

SMB Private Education Loan Trust
2.060% due 12/16/2024 •	137	137
3.190% due 02/17/2032 •	124	125

SoFi Consumer Loan Program LLC
2.500% due 05/26/2026	292	292
2.770% due 05/25/2026	90	91

SoFi Consumer Loan Program Trust
2.900% due 05/25/2028	726	731
2.930% due 04/26/2027	11	11
3.010% due 04/25/2028	336	339
3.200% due 08/25/2027	142	142
3.240% due 02/25/2028	560	564

SoFi Professional Loan Program LLC
2.720% due 10/27/2036	136	137

SoFi Professional Loan Program Trust
3.080% due 01/25/2048	242	243

Sound Point CLO Ltd.
3.084% due 01/23/2029 •	1,500	1,499

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036	845	848

Springleaf Funding Trust
2.680% due 07/15/2030	600	600

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	266	266

THL Credit Wind River CLO Ltd.
2.881% due 01/15/2026 •	718	718

Towd Point Mortgage Trust
2.792% due 05/25/2058 •	771	776
2.792% due 10/25/2059 •	762	765

TPG Real Estate Finance
2.890% due 10/15/2034 •	1,300	1,301

Trillium Credit Card Trust
2.042% due 02/27/2023 •	1,500	1,500
2.272% due 01/26/2024 •	700	702

Upstart Securitization Trust
2.684% due 01/21/2030	500	500
2.897% due 09/20/2029	420	421
3.450% due 04/20/2026	120	121

Utah State Board of Regents
2.542% due 01/25/2057 •	1,412	1,402

Venture CDO Ltd.
2.881% due 04/15/2027 •	1,700	1,693

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ	552	554

Total Asset-Backed Securities (Cost $64,916)		64,969

SOVEREIGN ISSUES 1.5%

Export-Import Bank of India
2.750% due 04/01/2020	300	300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 08/12/2020		$1,100	$1,103
2.895% (US0003M + 1.000%) due 08/21/2022 ~		1,200	1,200
2.981% (US0003M + 1.020%) due 03/28/2022 ~(d)		1,000	1,005

Mexico Government International Bond
7.250% due 12/09/2021	MXN	67,000	3,576

Total Sovereign Issues (Cost $7,079)			7,184

SHORT-TERM INSTRUMENTS 0.8%

CERTIFICATES OF DEPOSIT 0.4%

Emirates NBD PJSC
2.850% due 05/04/2020		$1,200	1,203
3.000% due 03/06/2020		600	601

			1,804

COMMERCIAL PAPER 0.4%

Ford Motor Credit Co. LLC
3.350% due 01/21/2020		2,000	1,997

REPURCHASE AGREEMENTS (e) 0.0%
			193

U.S. TREASURY BILLS 0.0%
1.527% due 02/27/2020 (a)(b)(j)		120	120

Total Short-Term Instruments (Cost $4,110)			4,114

Total Investments in Securities (Cost $490,081)			494,233

		SHARES
INVESTMENTS IN AFFILIATES 3.8%

SHORT-TERM INSTRUMENTS 3.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.8%

PIMCO Short Asset Portfolio		513,671	5,114

PIMCO Short-Term Floating NAV Portfolio III		1,326,873	13,127

Total Short-Term Instruments (Cost $18,236)			18,241

Total Investments in Affiliates (Cost $18,236)			18,241

Total Investments 107.1% (Cost $508,317)			$512,474

Financial Derivative Instruments (g)(i) (0.2)% (Cost or Premiums, net $(1,006))			(1,147)

Other Assets and Liabilities, net (6.9)%			(32,669)

Net Assets 100.0%			$478,658

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	19

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Principal amount of security is adjusted for inflation.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	01/07/2020	07/29/2019	$ 2,999	$3,000	0.63%
CIMIC Group Ltd.	0.000	02/06/2020	09/24/2019	2,017	2,017	0.42
Export-Import Bank of India	2.981	03/28/2022	12/19/2019	992	1,005	0.21
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	400	403	0.08
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	400	401	0.08
Orange Unified School District, California Revenue Bonds, Series 2008	2.559	05/01/2043	11/27/2019	1,993	1,992	0.42

				$ 8,801	$8,818	1.84%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$193	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(198)	$193	$193

Total Repurchase Agreements						$(198)	$193	$193

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	1.970%	11/13/2019	01/14/2020	$(4,854)	$(4,867)
	2.040	12/10/2019	02/07/2020	(1,255)	(1,257)
BSN	1.950	11/22/2019	01/13/2020	(7,134)	(7,150)
DEU	1.920	12/04/2019	01/16/2020	(14,141)	(14,162)
	1.920	12/31/2019	01/16/2020	(2,607)	(2,607)
GRE	1.920	11/26/2019	02/14/2020	(8,522)	(8,539)

Total Reverse Repurchase Agreements					$(38,582)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(6,124)	$0	$(6,124)	$6,083	$(41)
BSN	0	(7,150)	0	(7,150)	7,242	92
DEU	0	(16,769)	0	(16,769)	16,766	(3)
FICC	193	0	0	193	(198)	(5)
GRE	0	(8,539)	0	(8,539)	8,523	(16)

Total Borrowings and Other Financing Transactions	$193	$(38,582)	$0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(12,017)	$(1,257)	$0	$(13,274)
U.S. Treasury Obligations	0	(16,769)	(8,539)	0	(25,308)

Total Borrowings	$0	$(28,786)	$(9,796)	$0	$(38,582)

Payable for reverse repurchase agreements					$(38,582)

(f)	Securities with an aggregate market value of $39,644 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(37,996) at a weighted average interest rate of 2.269%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note March 2020 Futures	$127.750	02/21/2020	52	$	52	$0	$0

Total Purchased Options						$0	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond March Futures	03/2020	176	$	17,656	$(356)	$0	$(93)
Canada Government 10-Year Bond March Futures	03/2020	111		11,752	(237)	0	(96)
U.S. Treasury 2-Year Note March Futures	03/2020	856		184,468	(162)	40	0
U.S. Treasury 10-Year Ultra March Futures	03/2020	7		985	(15)	0	(1)

					$(770)	$40	$(190)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts		Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	832	$	(204,630)	$117	$10	$0
U.S. Treasury 5-Year Note March Futures	03/2020	14		(1,661)	6	0	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2020	22		(3,996)	72	26	0

					$195	$36	$0

Total Futures Contracts					$(575)	$76	$(190)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$	13,464	$(924)	$(398)	$(1,322)	$5	$0
CDX.IG-32 5-Year Index	(1.000)	Quarterly	06/20/2024		5,300	(117)	(23)	(140)	0	0

						$(1,041)	$(421)	$(1,462)	$5	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	21

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.300%	Annual	03/01/2022		$92,700	$142	$(1,959)	$(1,817)	$50	$0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029	CAD	3,800	266	(177)	89	0	(24)
Pay	3-Month USD-LIBOR	1.650	Semi-Annual	12/24/2024		$14,900	(22)	(41)	(63)	0	(17)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		24,400	(295)	89	(206)	78	0
Receive	28-Day MXN-TIIE	6.475	Lunar	12/09/2021	MXN	6,900	0	2	2	0	0
Receive	28-Day MXN-TIIE	6.525	Lunar	12/09/2021		3,700	0	1	1	0	0
Receive	28-Day MXN-TIIE	6.730	Lunar	12/09/2021		56,200	0	(1)	(1)	0	0

							$91	$(2,086)	$(1,995)	$128	$(41)

Total Swap Agreements							$(950)	$(2,507)	$(3,457)	$133	$(41)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$76	$133	$209	$0	$(190)	$(41)	$(231)

(h)

Securities with an aggregate market value of $651 and cash of $2,852 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2020	AUD	14,105		$9,577	$0	$(323)
	01/2020	MXN	7,358		381	0	(6)

BPS	01/2020	GBP	11,720		15,177	0	(351)

BRC	01/2020		699		904	0	(22)
	01/2020		$4,835	EUR	4,356	53	0

CBK	01/2020	MXN	3,949		$204	0	(4)
	01/2020		$10,261	JPY	1,114,000	0	(6)
	02/2020		107	MXN	2,082	2	0

GLM	01/2020	MXN	2,397		$122	0	(4)

HUS	01/2020		$40	MXN	792	2	0

MYI	01/2020	EUR	14,642		$16,190	0	(242)

SCX	01/2020	AUD	241		168	0	(1)

SSB	01/2020	MXN	792		41	0	(1)
	01/2020		$41	MXN	792	1	0

TOR	01/2020	CAD	2,964		$2,235	0	(48)
	02/2020	MXN	56,200		2,852	0	(96)

Total Forward Foreign Currency Contracts						$58	$(1,104)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475%	01/15/2020	21,800	$(13)	$(28)
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	02/19/2020	6,800	(3)	(11)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.725	02/19/2020	6,800	(5)	(1)

BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	02/19/2020	1,800	(1)	(3)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	02/19/2020	1,800	(1)	0

CBK	Put - OTC CDX.IG-33 5-Year Index	Sell	0.900	01/15/2020	6,600	(9)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	1.000	01/15/2020	3,800	(3)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	1.200	01/15/2020	8,000	(4)	0

DUB	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	01/15/2020	19,400	(8)	(25)

FBF	Call - OTC CDX.IG-33 5-Year Index	Buy	0.450	01/15/2020	21,700	(4)	(11)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.900	01/15/2020	4,300	(5)	0

Total Written Options						$(56)	$(79)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/(Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$(329)	$(40)	$0	$(369)	$(369)	$275	$(94)
BPS	0	0	0	0	(351)	(3)	0	(354)	(354)	0	(354)
BRC	53	0	0	53	(22)	0	0	(22)	31	0	31
CBK	2	0	0	2	(10)	0	0	(10)	(8)	0	(8)
DUB	0	0	0	0	0	(25)	0	(25)	(25)	(30)	(55)
FBF	0	0	0	0	0	(11)	0	(11)	(11)	0	(11)
GLM	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
HUS	2	0	0	2	0	0	0	0	2	0	2
MYC	0	0	0	0	0	0	0	0	0	(110)	(110)
MYI	0	0	0	0	(242)	0	0	(242)	(242)	0	(242)
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SSB	1	0	0	1	(1)	0	0	(1)	0	0	0
TOR	0	0	0	0	(144)	0	0	(144)	(144)	0	(144)

Total Over the Counter	$58	$0	$0	$58	$(1,104)	$(79)	$0	$(1,183)

(j)

Securities with an aggregate market value of $275 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$76	$76
Swap Agreements	0	5	0	0	128	133

	$0	$5	$0	$0	$204	$209

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$58	$0	$58

	$0	$5	$0	$58	$204	$267

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	23

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$190	$190
Swap Agreements	0	0	0	0	41	41

	$0	$0	$0	$0	$231	$231

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,104	$0	$1,104
Written Options	0	79	0	0	0	79

	$0	$79	$0	$1,104	$0	$1,183

	$0	$79	$0	$1,104	$231	$1,414

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(11)	$(11)
Futures	0	0	0	0	(888)	(888)
Swap Agreements	0	(1,002)	0	0	(3,471)	(4,473)

	$0	$(1,002)	$0	$0	$(4,370)	$(5,372)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,298	$0	$1,298
Written Options	0	178	0	0	593	771

	$0	$178	$0	$1,298	$593	$2,069

	$0	$(824)	$0	$1,298	$(3,777)	$(3,303)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	342	342
Swap Agreements	0	(990)	0	0	(1,238)	(2,228)

	$0	$(990)	$0	$0	$(895)	$(1,885)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(804)	$0	$(804)
Written Options	0	(10)	0	0	0	(10)

	$0	$(10)	$0	$(804)	$0	$(814)

	$0	$(1,000)	$0	$(804)	$(895)	$(2,699)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$4,600	$4,600
Corporate Bonds & Notes
Banking & Finance	0	154,815	0	154,815
Industrials	0	102,505	0	102,505
Specialty Finance	0	5,821	0	5,821
Utilities	0	20,244	0	20,244
Municipal Bonds & Notes
California	0	1,305	1,992	3,297
Louisiana	0	381	0	381
Utah	0	321	0	321
U.S. Government Agencies	0	51,539	0	51,539
U.S. Treasury Obligations	0	27,450	0	27,450
Non-Agency Mortgage-Backed Securities	0	46,993	0	46,993
Asset-Backed Securities	0	64,969	0	64,969
Sovereign Issues	0	7,184	0	7,184
Short-Term Instruments
Certificates of Deposit	0	1,804	0	1,804
Commercial Paper	0	1,997	0	1,997
Repurchase Agreements	0	193	0	193
U.S. Treasury Bills	0	120	0	120

	$0	$487,641	$6,592	$494,233

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$18,241	$0	$0	$18,241

Total Investments	$18,241	$487,641	$6,592	$512,474

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	76	133	0	209
Over the counter	0	58	0	58

	$76	$191	$0	$267

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(190)	(41)	0	(231)
Over the counter	0	(1,183)	0	(1,183)

	$(190)	$(1,224)	$0	$(1,414)

Total Financial Derivative Instruments	$(114)	$(1,033)	$0	$(1,147)

Totals	$18,127	$486,608	$6,592	$511,327

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2019:

Category and Subcategory	Beginning Balance at 12/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,996	$2,598	$0	$5	$0	$1	$0	$0	$4,600	$1
Municipal Bonds & Notes	0	1,993	0	0	0	(1)	0	0	1,992	(1)

Totals	$1,996	$4,591	$0	$5	$0	$0	$0	$0	$6,592	$0

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance at 12/31/2019	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
Category and Subcategory				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$4,600	Proxy Pricing	Base Price	99.960-100.030	99.995
Municipal Bonds & Notes	1,992	Proxy Pricing	Base Price	96.607	—

Total	$6,592

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	25

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Short-Term Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or

ANNUAL REPORT	DECEMBER 31, 2019	27

Notes to Financial Statements (Cont.)

prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market

28	PIMCO VARIABLE INSURANCE TRUST

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quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2019	29

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close).

Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$5,109	$0	$0	$5	$5,114	$109	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$2,155	$203,309	$(192,340)	$3	$0	$13,127	$108	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Bank Obligations  in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolio deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a

ANNUAL REPORT	DECEMBER 31, 2019	31

Notes to Financial Statements (Cont.)

loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2019, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage-Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

ANNUAL REPORT	DECEMBER 31, 2019	33

Notes to Financial Statements (Cont.)

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a

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joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently

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Notes to Financial Statements (Cont.)

marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments,

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may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of

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Notes to Financial Statements (Cont.)

the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full

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amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities,

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Notes to Financial Statements (Cont.)

and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”)

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govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.20%	0.20%	0.20%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

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Notes to Financial Statements (Cont.)

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$19,910	$105,262

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$180,036	$149,781	$260,278	$195,497

†	A zero balance may reflect actual amounts rounding to less than one thousand.

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	3,046	$31,396	330	$3,413

Administrative Class	7,551	77,938	19,062	197,743

Advisor Class	5,697	58,790	6,424	66,627
Issued as reinvestment of distributions

Institutional Class	70	723	17	176

Administrative Class	551	5,689	427	4,429

Advisor Class	453	4,677	361	3,738
Cost of shares redeemed

Institutional Class	(126)	(1,299)	(161)	(1,665)

Administrative Class	(8,120)	(83,798)	(10,278)	(106,501)

Advisor Class	(4,705)	(48,541)	(3,157)	(32,742)

Net increase (decrease) resulting from Portfolio share transactions	4,417	$45,575	13,025	$135,218

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, four shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 57% of the Portfolio

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2019	43

Notes to Financial Statements (Cont.)

December 31, 2019

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Short-Term Portfolio	$3,904	$0	$521	$0	$(3,499)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, and straddle loss.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Short-Term Portfolio	$2,053	$1,446

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Short-Term Portfolio	$506,805	$5,283	$(4,771)	$512

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Short-Term Portfolio	$11,090	$0	$0	$7,817	$526	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

44	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Short-Term Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2019	45

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	DEU	Deutsche Bank Securities, Inc.	HUS	HSBC Bank USA N.A.

BOS	BofA Securities, Inc.	DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC

BPS	BNP Paribas S.A.	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

BRC	Barclays Bank PLC	FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London

BSN	The Bank of Nova Scotia - Toronto	GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	GRE	NatWest Markets Securities Inc.	TOR	The Toronto-Dominion Bank

Currency Abbreviations:

AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso

CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar

EUR	Euro

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	US0001M	1 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:

NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

46	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Short-Term Portfolio	0.00%	0.00%	$11,090	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	DECEMBER 31, 2019	47

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2019	49

Privacy Policy1

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their

50	PIMCO VARIABLE INSURANCE TRUST

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service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2019	51

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

52	PIMCO VARIABLE INSURANCE TRUST

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2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

ANNUAL REPORT	DECEMBER 31, 2019	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

54	PIMCO VARIABLE INSURANCE TRUST

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not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

ANNUAL REPORT	DECEMBER 31, 2019	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

56	PIMCO VARIABLE INSURANCE TRUST

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Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2019	57

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT17AR_123119

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2019

PIMCO Total Return Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO Total Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and

Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure

4	PIMCO VARIABLE INSURANCE TRUST

performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either

1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Total Return Portfolio	12/31/97	04/10/00	12/31/97	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the PIMCO Total Return Portfolio (Cont.)

elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2019†§

U.S. Government Agencies	36.1%

Corporate Bonds & Notes	29.5%

U.S. Treasury Obligations	10.4%

Asset-Backed Securities	7.4%

Non-Agency Mortgage-Backed Securities	6.3%

Short-Term Instruments‡	6.2%

Sovereign Issues	3.3%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Years	10 Years	Inception≈
PIMCO Total Return Portfolio Institutional Class	8.52%	3.27%	4.04%	5.59%
PIMCO Total Return Portfolio Administrative Class	8.36%	3.12%	3.88%	5.33%
PIMCO Total Return Portfolio Advisor Class	8.25%	3.02%	3.78%	4.89%
Bloomberg Barclays U.S. Aggregate Index±	8.72%	3.05%	3.75%	4.92%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 12/31/1997.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.76% for Institutional Class shares, 0.91% for Administrative Class shares, and 1.01% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance as U.S. rates decreased.

»	Overweight exposure to financial credits contributed to relative performance as spreads tightened.

»	Positions in non-Agency mortgage-backed securities and other securitized instruments contributed to relative performance as total returns in these securities were positive over the reporting period.

»	Long exposure to headline eurozone duration — primarily through eurozone swaps — contributed to performance as rates decreased across the swap curve.

»	Short exposure to duration in select developed markets including the U.K., Australia and Japan detracted from relative performance as rates decreased in these markets.

»	Overweight exposure to Agency mortgage-backed securities detracted from relative performance as spreads widened.

»	Short exposure to the Chinese yuan — particularly towards the end of the reporting period — detracted from relative performance as the Chinese yuan appreciated relative to the U.S. dollar.

ANNUAL REPORT	DECEMBER 31, 2019	7

Expense Example PIMCO Total Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period	Net Annualized Expense Ratio
Institutional Class	$1,000.00	$1,021.60	$4.20	$1,000.00	$1,021.19	$4.20	0.82%
Administrative Class	1,000.00	1,020.80	4.87	1,000.00	1,020.53	4.86	0.95
Advisor Class	1,000.00	1,020.30	5.38	1,000.00	1,020.02	5.38	1.05

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	DECEMBER 31, 2019	9

Financial Highlights PIMCO Total Return Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2019	$10.48	$0.34	$0.54	$0.88	$(0.34)	$0.00	$(0.34)

12/31/2018	10.94	0.30	(0.34)	(0.04)	(0.29)	(0.13)	(0.42)

12/31/2017	10.64	0.26	0.28	0.54	(0.24)	0.00	(0.24)

12/31/2016	10.58	0.29	0.01	0.30	(0.24)	0.00	(0.24)

12/31/2015	11.20	0.30	(0.23)	0.07	(0.57)	(0.12)	(0.69)
Administrative Class

12/31/2019	10.48	0.32	0.55	0.87	(0.33)	0.00	(0.33)

12/31/2018	10.94	0.28	(0.34)	(0.06)	(0.27)	(0.13)	(0.40)

12/31/2017	10.64	0.25	0.27	0.52	(0.22)	0.00	(0.22)

12/31/2016	10.58	0.28	0.00	0.28	(0.22)	0.00	(0.22)

12/31/2015	11.20	0.30	(0.25)	0.05	(0.55)	(0.12)	(0.67)
Advisor Class

12/31/2019	10.48	0.31	0.55	0.86	(0.32)	0.00	(0.32)

12/31/2018	10.94	0.27	(0.34)	(0.07)	(0.26)	(0.13)	(0.39)

12/31/2017	10.64	0.24	0.27	0.51	(0.21)	0.00	(0.21)

12/31/2016	10.58	0.26	0.01	0.27	(0.21)	0.00	(0.21)

12/31/2015	11.20	0.29	(0.25)	0.04	(0.54)	(0.12)	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.02	8.52%	$129,771	0.71%	0.71%	0.50%	0.50%	3.11%	534%

10.48	(0.38)	83,675	0.76	0.76	0.50	0.50	2.78	631

10.94	5.07	83,041	0.54	0.54	0.50	0.50	2.43	574

10.64	2.83	92,502	0.51	0.51	0.50	0.50	2.71	512

10.58	0.60	80,007	0.51	0.51	0.50	0.50	2.65	462

11.02	8.36	4,031,074	0.86	0.86	0.65	0.65	2.98	534

10.48	(0.53)	3,961,602	0.91	0.91	0.65	0.65	2.62	631

10.94	4.91	4,456,274	0.69	0.69	0.65	0.65	2.28	574

10.64	2.68	4,728,701	0.66	0.66	0.65	0.65	2.56	512

10.58	0.45	5,059,606	0.66	0.66	0.65	0.65	2.68	462

11.02	8.25	2,225,815	0.96	0.96	0.75	0.75	2.88	534

10.48	(0.63)	2,420,067	1.01	1.01	0.75	0.75	2.51	631

10.94	4.81	2,955,716	0.79	0.79	0.75	0.75	2.19	574

10.64	2.57	2,693,074	0.76	0.76	0.75	0.75	2.46	512

10.58	0.35	2,607,844	0.76	0.76	0.75	0.75	2.62	462

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	11

Statement of Assets and Liabilities PIMCO Total Return Portfolio

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$9,302,833
Investments in Affiliates	574,453

Financial Derivative Instruments
Exchange-traded or centrally cleared	6,475
Over the counter	12,404
Deposits with counterparty	26,807
Foreign currency, at value	16,398
Receivable for investments sold	17,632
Receivable for TBA investments sold	1,412,276
Receivable for Portfolio shares sold	6,002
Interest and/or dividends receivable	37,630
Dividends receivable from Affiliates	837
Total Assets	11,413,747

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,165,304
Payable for short sales	414,691
Financial Derivative Instruments
Exchange-traded or centrally cleared	9,247
Over the counter	44,521
Payable for investments purchased	25
Payable for investments in Affiliates purchased	897
Payable for TBA investments purchased	3,381,315
Deposits from counterparty	5,279
Payable for Portfolio shares redeemed	1,814
Overdraft due to custodian	310
Accrued investment advisory fees	1,351
Accrued supervisory and administrative fees	1,351
Accrued distribution fees	470
Accrued servicing fees	512
Total Liabilities	5,027,087

Net Assets	$6,386,660

Net Assets Consist of:

Paid in capital	$6,172,380
Distributable earnings (accumulated loss)	214,280

Net Assets	$6,386,660

Net Assets:

Institutional Class	$129,771
Administrative Class	4,031,074
Advisor Class	2,225,815

Shares Issued and Outstanding:

Institutional Class	11,771
Administrative Class	365,642
Advisor Class	201,894

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.02
Administrative Class	11.02
Advisor Class	11.02

Cost of investments in securities	$9,162,899
Cost of investments in Affiliates	$576,470
Cost of foreign currency held	$16,280
Proceeds received on short sales	$414,019
Cost or premiums of financial derivative instruments, net	$(946)

* Includes repurchase agreements of:	$10,785

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019

Investment Income:

Interest	$236,648
Dividends from Investments in Affiliates	14,092
Total Income	250,740

Expenses:

Investment advisory fees	16,316
Supervisory and administrative fees	16,316
Distribution and/or servicing fees - Advisor Class	6,014
Servicing fees - Administrative Class	6,030
Trustee fees	155
Interest expense	13,694
Miscellaneous expense	29
Total Expenses	58,554

Net Investment Income (Loss)	192,186

Net Realized Gain (Loss):

Investments in securities	124,358
Investments in Affiliates	165
Exchange-traded or centrally cleared financial derivative instruments	120,037
Over the counter financial derivative instruments	28,290
Short sales	(10)
Foreign currency	2,823

Net Realized Gain (Loss)	275,663

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	131,167
Investments in Affiliates	1,274
Exchange-traded or centrally cleared financial derivative instruments	(27,143)
Over the counter financial derivative instruments	(42,278)
Foreign currency assets and liabilities	(2,104)

Net Change in Unrealized Appreciation (Depreciation)	60,916

Net Increase (Decrease) in Net Assets Resulting from Operations	$528,765

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	13

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$192,186	$180,609
Net realized gain (loss)	275,663	(135,250)
Net change in unrealized appreciation (depreciation)	60,916	(99,774)

Net Increase (Decrease) in Net Assets Resulting from Operations	528,765	(54,415)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(3,163)	(3,171)
Administrative Class	(121,139)	(154,859)
Advisor Class	(70,175)	(95,177)

Total Distributions(a)	(194,477)	(253,207)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(412,972)	(722,065)

Total Increase (Decrease) in Net Assets	(78,684)	(1,029,687)

Net Assets:

Beginning of year	6,465,344	7,495,031
End of year	$6,386,660	$6,465,344

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 145.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

Qatar National Bank SAQ
2.799% (LIBOR03M + 0.900%) due 12/22/2020 «~	$9,700	$9,720

State Of Qatar
2.721% - 2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~	10,000	10,000

State of Qatar
2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~	6,000	6,000

Toyota Motor Credit Corp.
2.525% (LIBOR03M + 0.580%) due 09/28/2020 «~	17,500	17,495
2.934% (LIBOR03M + 0.830%) due 03/29/2021 «~	2,300	2,301

Total Loan Participations and Assignments (Cost $45,351)		45,516

CORPORATE BONDS & NOTES 45.6%

BANKING & FINANCE 25.8%

AerCap Ireland Capital DAC
3.500% due 05/26/2022	4,738	4,870
3.500% due 01/15/2025	700	722
3.950% due 02/01/2022	2,350	2,428
4.450% due 12/16/2021	4,300	4,482
4.500% due 05/15/2021	1,200	1,239
4.875% due 01/16/2024	6,200	6,720

AIG Global Funding
3.350% due 06/25/2021	3,800	3,884

Alexandria Real Estate Equities, Inc.
4.300% due 01/15/2026	11,199	12,291
4.500% due 07/30/2029	4,500	5,072

Ally Financial, Inc.
4.125% due 03/30/2020	1,300	1,306
8.000% due 03/15/2020	7,700	7,771

Ambac LSNI LLC
6.945% due 02/12/2023 •	1,391	1,412

American Express Co.
2.519% (US0003M + 0.620%) due 05/20/2022 ~	16,300	16,410
2.750% due 05/20/2022	16,300	16,597

American Honda Finance Corp.
2.360% (US0003M + 0.450%) due 02/15/2022 ~	8,500	8,530

American Tower Corp.
2.750% due 01/15/2027	13,400	13,392
3.000% due 06/15/2023	1,400	1,434
3.375% due 05/15/2024	5,000	5,192

Aviation Capital Group LLC
3.875% due 05/01/2023 (j)	19,200	19,839
4.125% due 08/01/2025	16,700	17,459
6.750% due 04/06/2021	3,400	3,583

Bank of America Corp.
2.682% (US0003M + 0.790%) due 03/05/2024 ~	9,600	9,650
2.936% (US0003M + 1.000%) due 04/24/2023 ~	9,300	9,407
3.550% due 03/05/2024 •	12,900	13,394
4.125% due 01/22/2024	4,900	5,273

Banque Federative du Credit Mutuel S.A.
2.926% (US0003M + 0.960%) due 07/20/2023 ~	13,400	13,592

Barclays Bank PLC
7.625% due 11/21/2022 (g)	3,600	4,048
10.179% due 06/12/2021	5,700	6,336

Barclays PLC
3.200% due 08/10/2021	19,100	19,377
3.340% (US0003M + 1.430%) due 02/15/2023 ~	1,000	1,008
3.635% (US0003M + 1.625%) due 01/10/2023 ~	21,700	21,984
3.650% due 03/16/2025	500	522

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.684% due 01/10/2023		$2,700	$2,769
4.011% (US0003M + 2.110%) due 08/10/2021 ~		33,800	34,609
4.610% due 02/15/2023 •		17,900	18,697
8.000% due 12/15/2020 •(f)(g)	EUR	8,690	10,418

BBVA Bancomer S.A.
6.500% due 03/10/2021		$1,465	1,530
7.250% due 04/22/2020		1,726	1,747

BBVA USA
2.500% due 08/27/2024		13,300	13,189

BNP Paribas S.A.
3.500% due 03/01/2023		18,000	18,627
4.705% due 01/10/2025 •		14,400	15,595

Boston Properties LP
4.500% due 12/01/2028		13,908	15,764

Brixmor Operating Partnership LP
2.959% (US0003M + 1.050%) due 02/01/2022 ~		4,400	4,399

Cantor Fitzgerald LP
6.500% due 06/17/2022		8,200	8,870

Capital One Financial Corp.
3.450% due 04/30/2021		4,800	4,887

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		4,900	4,887

Citibank N.A.
2.499% (US0003M + 0.600%) due 05/20/2022 ~		14,100	14,157
2.844% due 05/20/2022 •		19,600	19,840

Citigroup, Inc.
2.700% due 10/27/2022		18,600	18,906
2.750% due 04/25/2022		10,500	10,664
2.876% due 07/24/2023 •		4,500	4,580
2.930% (US0003M + 1.023%) due 06/01/2024 ~		16,500	16,701
3.337% (US0003M + 1.430%) due 09/01/2023 ~		1,000	1,022

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)	EUR	600	690
6.875% due 03/19/2020 (g)		6,400	7,286

Credit Suisse AG
6.500% due 08/08/2023 (g)		$3,800	4,246

Credit Suisse Group AG
2.593% due 09/11/2025 •		19,200	19,266
6.250% due 12/18/2024 •(f)(g)		200	218
7.500% due 12/11/2023 •(f)(g)		1,800	2,028

Credit Suisse Group Funding Guernsey Ltd.
3.450% due 04/16/2021		11,000	11,189
3.800% due 09/15/2022		14,400	14,990
3.800% due 06/09/2023		8,000	8,375
4.293% (US0003M + 2.290%) due 04/16/2021 ~		22,800	23,379

Crown Castle International Corp.
3.150% due 07/15/2023		1,100	1,135

Deutsche Bank AG
2.971% (US0003M + 0.970%) due 07/13/2020 ~		9,100	9,109
3.300% due 11/16/2022		13,800	13,944
3.950% due 02/27/2023		15,415	15,809
3.961% due 11/26/2025 •		25,200	25,754
4.250% due 10/14/2021		11,700	12,033
5.000% due 02/14/2022		9,700	10,132

EPR Properties
3.750% due 08/15/2029		12,300	12,467

European Investment Bank
0.500% due 08/10/2023	AUD	2,600	1,767

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	4,995	5,503
0.032% due 05/14/2021 •		600	669
2.343% due 11/02/2020		$2,169	2,165
2.865% (US0003M + 0.930%) due 09/24/2020 ~		16,500	16,525
2.881% (US0003M + 0.880%) due 10/12/2021 ~		8,750	8,677
3.145% (US0003M + 1.235%) due 02/15/2023 ~		13,500	13,283

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.183% (US0003M + 3.140%) due 01/07/2022 ~		$12,900	$13,334
5.596% due 01/07/2022		8,100	8,536

General Motors Financial Co., Inc.
2.450% due 11/06/2020		6,970	6,987
2.862% (US0003M + 0.850%) due 04/09/2021 ~		10,000	10,022
2.916% (US0003M + 0.930%) due 04/13/2020 ~		21,300	21,334
3.008% (US0003M + 1.100%) due 11/06/2021 ~		700	702
3.200% due 07/13/2020		5,585	5,611
3.271% (US0003M + 1.310%) due 06/30/2022 ~		1,800	1,809
3.700% due 11/24/2020		3,586	3,629

GLP Capital LP
5.250% due 06/01/2025		3,200	3,520
5.750% due 06/01/2028		7,900	8,988

Goldman Sachs Group, Inc.
2.707% (US0003M + 0.780%) due 10/31/2022 ~		23,500	23,667
3.080% (US0003M + 1.170%) due 05/15/2026 ~		8,400	8,493
3.200% due 02/23/2023		10,600	10,900
3.500% due 01/23/2025		3,500	3,672
3.750% due 05/22/2025		11,697	12,414

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		11,200	11,497

GSPA Monetization Trust
6.422% due 10/09/2029		6,583	7,668

Harley-Davidson Financial Services, Inc.
2.847% (US0003M + 0.940%) due 03/02/2021 ~		16,300	16,399
3.550% due 05/21/2021		17,100	17,417

Healthpeak Properties, Inc.
3.000% due 01/15/2030		12,200	12,245

Highwoods Realty LP
3.050% due 02/15/2030		13,100	12,917
4.125% due 03/15/2028		3,600	3,854

HSBC Holdings PLC
2.537% (US0003M + 0.650%) due 09/11/2021 ~		6,100	6,114
3.400% due 03/08/2021		17,900	18,184
3.543% (US0003M + 1.500%) due 01/05/2022 ~		10,000	10,201
4.125% (US0003M + 2.240%) due 03/08/2021 ~		2,500	2,556
6.000% due 09/29/2023 •(f)(g)	EUR	1,700	2,205

ING Groep NV
3.150% due 03/29/2022		$5,200	5,318
4.625% due 01/06/2026		4,700	5,227

International Lease Finance Corp.
8.250% due 12/15/2020		4,248	4,492

Jackson National Life Global Funding
3.300% due 06/11/2021		18,900	19,281

JPMorgan Chase & Co.
2.776% due 04/25/2023 •		1,900	1,930
3.797% due 07/23/2024 •		16,900	17,812

Kilroy Realty LP
3.050% due 02/15/2030		1,600	1,578
4.750% due 12/15/2028		1,800	2,042

LeasePlan Corp. NV
2.875% due 10/24/2024		8,200	8,199

Lloyds Bank PLC
2.250% due 08/14/2022		10,000	10,048
3.300% due 05/07/2021		15,600	15,854
7.500% due 04/02/2032 þ		15,000	12,542

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		5,000	5,062
3.000% due 01/11/2022		1,700	1,727
7.625% due 06/27/2023 •(f)(g)	GBP	5,200	7,743

Mid-America Apartments LP
2.750% due 03/15/2030		$14,500	14,465

Mitsubishi UFJ Financial Group, Inc.
2.647% (US0003M + 0.740%) due 03/02/2023 ~		17,800	17,856

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.455% due 03/02/2023		$21,300	$22,094

Mizuho Financial Group, Inc.
3.549% due 03/05/2023		17,800	18,543

Morgan Stanley
2.720% due 07/22/2025 •		10,100	10,229
3.625% due 01/20/2027		6,300	6,707

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,500	2,025

National Australia Bank Ltd.
3.625% due 06/20/2023		$5,000	5,255

Nationwide Building Society
3.960% due 07/18/2030 •		11,500	12,352

Nissan Motor Acceptance Corp.
2.558% (US0003M + 0.630%) due 09/21/2021 ~		1,100	1,101
3.150% due 03/15/2021		900	909
3.875% due 09/21/2023		7,800	8,120

Oversea-Chinese Banking Corp. Ltd.
2.354% (US0003M + 0.450%) due 05/17/2021 ~		11,600	11,622

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		1,800	1,827
4.500% due 03/15/2023		4,100	4,305
5.250% due 08/15/2022		11,200	11,964

Physicians Realty LP
4.300% due 03/15/2027		2,250	2,405

Piper Jaffray Cos.
5.200% due 10/15/2023		11,300	11,286

PNC Financial Services Group, Inc.
2.200% due 11/01/2024		3,000	3,010

Prologis LP
3.875% due 09/15/2028		2,600	2,867

Public Storage
3.094% due 09/15/2027		12,000	12,511

QNB Finance Ltd.
3.573% (US0003M + 1.570%) due 07/18/2021 ~		16,800	16,969

Realty Income Corp.
3.000% due 01/15/2027		7,300	7,538

Regions Bank
3.374% due 08/13/2021 •		11,600	11,690

Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	5,200	6,236
4.519% due 06/25/2024 •		$2,200	2,337
7.500% due 08/10/2020 •(f)(g)		10,100	10,339
8.625% due 08/15/2021 •(f)(g)		8,900	9,639

Sabra Health Care LP
4.800% due 06/01/2024		1,500	1,599

Santander UK Group Holdings PLC
2.875% due 08/05/2021		7,100	7,175

Senior Housing Properties Trust
4.750% due 02/15/2028		10,600	10,698

Service Properties Trust
4.250% due 02/15/2021		6,600	6,695
4.500% due 06/15/2023		4,500	4,678
4.950% due 02/15/2027		13,100	13,583

Simon Property Group LP
2.750% due 06/01/2023		3,400	3,476

Societe Generale S.A.
4.250% due 09/14/2023		16,300	17,312

Society of Lloyd’s
4.750% due 10/30/2024	GBP	1,700	2,511

Springleaf Finance Corp.
6.125% due 05/15/2022		$18,400	19,803

Standard Chartered PLC
2.744% due 09/10/2022 •		17,000	17,119
3.785% due 05/21/2025 •		11,000	11,463

Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		18,500	18,716

Synchrony Bank
3.650% due 05/24/2021		17,500	17,869

UBS AG
5.125% due 05/15/2024 (g)		1,700	1,836
7.625% due 08/17/2022 (g)		3,700	4,173

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS Group AG
4.125% due 09/24/2025		$3,800	$4,133
4.125% due 04/15/2026		14,400	15,658
6.875% due 03/22/2021 •(f)(g)		1,500	1,564
7.125% due 08/10/2021 •(f)(g)		1,000	1,062

UDR, Inc.
3.200% due 01/15/2030		4,600	4,704

UniCredit SpA
6.572% due 01/14/2022		14,550	15,626
7.830% due 12/04/2023		18,700	21,820

United Overseas Bank Ltd.
3.200% due 04/23/2021		14,400	14,616

Ventas Realty LP
3.250% due 10/15/2026		4,100	4,197

VEREIT Operating Partnership LP
4.625% due 11/01/2025		9,600	10,510

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	2,500	2,835

Washington Prime Group LP
6.450% due 08/15/2024 (j)		$7,000	6,472

Welltower, Inc.
3.100% due 01/15/2030		15,800	15,997

Weyerhaeuser Co.
4.700% due 03/15/2021		600	616

			1,650,168

INDUSTRIALS 16.2%

AbbVie, Inc.
2.600% due 11/21/2024		15,200	15,304
2.900% due 11/06/2022		13,390	13,667
2.950% due 11/21/2026		6,200	6,302
3.375% due 11/14/2021		1,800	1,847

Activision Blizzard, Inc.
2.300% due 09/15/2021		4,500	4,523

Allergan Funding SCS
3.450% due 03/15/2022		1,400	1,432

Altice Financing S.A.
6.625% due 02/15/2023		11,200	11,419

American Airlines Pass-Through Trust
3.000% due 04/15/2030		7,149	7,305
3.250% due 04/15/2030		3,662	3,760
3.500% due 08/15/2033		6,900	7,078

Arrow Electronics, Inc.
3.500% due 04/01/2022		1,700	1,741

Bacardi Ltd.
4.450% due 05/15/2025		12,600	13,586

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		7,400	7,548

BAT Capital Corp.
2.764% due 08/15/2022		15,350	15,574
3.222% due 08/15/2024		5,400	5,522
3.557% due 08/15/2027		1,200	1,225

Bayer U.S. Finance LLC
2.904% (US0003M + 1.010%) due 12/15/2023 ~		7,700	7,751
4.250% due 12/15/2025		13,200	14,241

BMW Finance NV
2.250% due 08/12/2022		16,700	16,776

BMW U.S. Capital LLC
1.850% due 09/15/2021		1,400	1,397

Bristol-Myers Squibb Co.
3.250% due 08/15/2022		1,500	1,550

Broadcom Corp.
2.650% due 01/15/2023		6,700	6,739
3.875% due 01/15/2027		3,600	3,739

Broadcom, Inc.
3.125% due 04/15/2021		7,500	7,591
3.125% due 10/15/2022		16,500	16,807
3.625% due 10/15/2024		17,000	17,680

Campbell Soup Co.
3.650% due 03/15/2023		14,600	15,210

Centene Corp.
5.375% due 06/01/2026		9,000	9,568

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		$8,600	$8,904

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		6,700	6,686
2.362% due 05/28/2021		800	802

Charter Communications Operating LLC
4.464% due 07/23/2022		7,600	7,988

Cigna Corp.
3.050% due 11/30/2022		3,550	3,629

Conagra Brands, Inc.
3.800% due 10/22/2021		10,600	10,939

Constellation Brands, Inc.
2.650% due 11/07/2022		3,900	3,955

CVS Health Corp.
2.750% due 12/01/2022		8,511	8,650
3.500% due 07/20/2022		1,619	1,671
4.300% due 03/25/2028		21,300	23,262

Daimler Finance North America LLC
2.331% (US0003M + 0.430%) due 02/12/2021 ~		6,500	6,505
2.550% due 08/15/2022		20,100	20,248
2.742% (US0003M + 0.840%) due 05/04/2023 ~		11,900	11,956
3.700% due 05/04/2023		16,900	17,600

Danone S.A.
2.077% due 11/02/2021		4,300	4,304
3.000% due 06/15/2022		5,960	6,093

Dell International LLC
4.420% due 06/15/2021		13,756	14,157
5.450% due 06/15/2023		12,600	13,667

Delta Air Lines, Inc.
3.400% due 04/19/2021		7,700	7,808

Deutsche Telekom International Finance BV
2.820% due 01/19/2022		16,416	16,661

eBay, Inc.
2.600% due 07/15/2022		2,600	2,615
2.750% due 01/30/2023		3,100	3,145

EMC Corp.
2.650% due 06/01/2020		11,600	11,617

Enterprise Products Operating LLC
3.500% due 02/01/2022		2,430	2,506

ERAC USA Finance LLC
4.500% due 08/16/2021		3,400	3,531

Expedia Group, Inc.
3.250% due 02/15/2030		15,900	15,312

Full House Resorts, Inc.
8.575% due 01/31/2024		3,920	3,862
9.738% due 02/02/2024		330	325

GATX Corp.
4.850% due 06/01/2021		4,500	4,672

General Electric Co.
0.375% due 05/17/2022	EUR	500	562
2.271% (US0003M + 0.380%) due 05/05/2026 ~		$4,000	3,802
4.650% due 10/17/2021		8,700	9,070

General Mills, Inc.
6.610% due 10/15/2022		10,000	10,327

Georgia-Pacific LLC
5.400% due 11/01/2020		1,800	1,850

Glencore Finance Canada Ltd.
4.950% due 11/15/2021		5,400	5,649

Hyundai Capital America
2.699% due 09/18/2020 •		6,000	6,013

IHS Markit Ltd.
4.250% due 05/01/2029		1,390	1,500
5.000% due 11/01/2022		4,900	5,227

Imperial Brands Finance PLC
3.125% due 07/26/2024		16,000	16,171
3.875% due 07/26/2029		8,000	8,075

Japan Tobacco, Inc.
2.000% due 04/13/2021		1,500	1,497

Keurig Dr Pepper, Inc.
2.530% due 11/15/2021		3,600	3,624
3.551% due 05/25/2021		2,300	2,349

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.057% due 05/25/2023		$11,100	$11,707

KLA Corp.
4.125% due 11/01/2021		1,400	1,448

Kraft Heinz Foods Co.
2.471% (US0003M + 0.570%) due 02/10/2021 ~		5,027	5,035
2.800% due 07/02/2020		895	896

Marathon Oil Corp.
2.800% due 11/01/2022		8,689	8,834

Marriott International, Inc.
4.150% due 12/01/2023		16,800	18,027

McDonald’s Corp.
2.366% (US0003M + 0.430%) due 10/28/2021 ~		3,800	3,813

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		2,000	2,058

Microchip Technology, Inc.
3.922% due 06/01/2021		10,105	10,335

Micron Technology, Inc.
4.640% due 02/06/2024		3,200	3,472

MPLX LP
2.785% (US0003M + 0.900%) due 09/09/2021 ~		5,300	5,317
4.000% due 03/15/2028		6,900	7,144

Mylan NV
3.150% due 06/15/2021		5,000	5,066

NetApp, Inc.
3.375% due 06/15/2021		3,000	3,050

Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021		2,300	2,383

NXP BV
3.875% due 09/01/2022		10,500	10,896
4.125% due 06/01/2021		2,500	2,563
4.625% due 06/15/2022		3,900	4,111
4.875% due 03/01/2024		6,700	7,309

Occidental Petroleum Corp.
3.360% (US0003M + 1.450%) due 08/15/2022 ~		16,700	16,791

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/30/2020 (d)(f)		299	3
0.000% due 01/31/2020 (d)(f)		4,702	47

PayPal Holdings, Inc.
2.400% due 10/01/2024		16,700	16,874

Penske Truck Leasing Co. LP
4.250% due 01/17/2023		2,200	2,319

Pernod Ricard S.A.
4.250% due 07/15/2022		300	316
4.450% due 01/15/2022		2,600	2,720
5.750% due 04/07/2021		1,400	1,465

Philip Morris International, Inc.
2.375% due 08/17/2022		10,200	10,308

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	11,400	13,123

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		$9,600	9,670

Reliance Holding USA, Inc.
4.500% due 10/19/2020		4,600	4,671

Ryder System, Inc.
2.875% due 06/01/2022		11,700	11,878

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		15,480	15,912

Saudi Arabian Oil Co.
2.750% due 04/16/2022		3,000	3,033

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021		13,000	13,261

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		5,500	5,531

Southern Co.
2.350% due 07/01/2021		14,500	14,572

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		613	619
4.738% due 09/20/2029		13,800	14,654
5.152% due 09/20/2029		10,700	11,693

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Syngenta Finance NV
3.933% due 04/23/2021		$12,100	$12,307

Takeda Pharmaceutical Co. Ltd.
4.000% due 11/26/2021		19,600	20,272

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	2,290	2,400
4.500% due 03/01/2025		11,400	12,759

Toyota Industries Corp.
3.110% due 03/12/2022		$5,000	5,091

TWDC Enterprises 18 Corp.
2.125% due 09/13/2022		5,000	5,006

United Technologies Corp.
2.554% (US0003M + 0.650%) due 08/16/2021 ~		5,000	5,001

VMware, Inc.
2.950% due 08/21/2022		19,933	20,319

Volkswagen Group of America Finance LLC
2.795% (US0003M + 0.860%) due 09/24/2021 ~		5,575	5,615
3.200% due 09/26/2026		16,700	17,134
3.875% due 11/13/2020		14,415	14,652
4.000% due 11/12/2021		12,189	12,607
4.625% due 11/13/2025		6,400	7,084
4.750% due 11/13/2028		16,300	18,365

Westinghouse Air Brake Technologies Corp.
3.194% (US0003M + 1.050%) due 09/15/2021 ~		7,390	7,391

Wynn Las Vegas LLC
5.500% due 03/01/2025		18,000	19,327

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		700	700

Zoetis, Inc.
2.339% (US0003M + 0.440%) due 08/20/2021 ~		7,500	7,509

			1,032,131

SPECIALTY FINANCE 0.0%

Lloyds Banking Group PLC
3.870% due 09/02/2020 (h)		1,400	1,404
3.870% due 09/02/2021 (h)		1,400	1,409

			2,813

UTILITIES 3.6%

AEP Texas, Inc.
2.400% due 10/01/2022		2,200	2,220

AT&T, Inc.
2.657% (US0003M + 0.750%) due 06/01/2021 ~		19,800	19,922
2.951% (US0003M + 0.950%) due 07/15/2021 ~		15,510	15,662
3.067% (US0003M + 1.180%) due 06/12/2024 ~		12,300	12,521
3.400% due 05/15/2025		11,300	11,845

British Telecommunications PLC
4.500% due 12/04/2023		400	430

Duke Energy Corp.
2.400% due 08/15/2022		3,460	3,495
3.050% due 08/15/2022		1,300	1,330

Duke Energy Ohio, Inc.
3.650% due 02/01/2029		5,600	6,083

Edison International
3.125% due 11/15/2022		5,000	5,079

Enel Finance International NV
2.875% due 05/25/2022		10,120	10,249
4.250% due 09/14/2023		17,500	18,529

Evergy, Inc.
2.450% due 09/15/2024		17,000	17,104

NextEra Energy Capital Holdings, Inc.
2.630% (US0003M + 0.720%) due 02/25/2022 ~		16,200	16,341
3.200% due 02/25/2022		13,200	13,538

NiSource, Inc.
2.650% due 11/17/2022		4,600	4,657

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	$2,533	$2,528

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	8,635	4,730

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	963	949

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	4,275	1,069

PacifiCorp
3.350% due 07/01/2025	1,525	1,594

Petrobras Global Finance BV
6.125% due 01/17/2022	4,347	4,651

Plains All American Pipeline LP
5.000% due 02/01/2021	1,700	1,739

Sempra Energy
2.344% (US0003M + 0.450%) due 03/15/2021 ~	21,300	21,312

Verizon Communications, Inc.
3.376% due 02/15/2025	27,614	29,240

		226,817

Total Corporate Bonds & Notes (Cost $2,835,478)		2,911,929

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	1,367	1,549

Chicago, Illinois General Obligation Notes, Series 2015
5.633% due 01/01/2020	2,100	2,100

		3,649

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	865	878

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	3,440	3,470

Total Municipal Bonds & Notes (Cost $7,742)		7,997

U.S. GOVERNMENT AGENCIES 55.8%

Fannie Mae
1.711% due 07/25/2037 •	470	462
1.768% due 12/25/2036 •	135	135
2.042% due 05/25/2037 •	37	37
2.091% due 06/25/2055 •	2,653	2,639
2.142% due 03/25/2044 •	439	438
2.202% due 09/25/2035 •	280	280
2.231% due 09/25/2046 •	2,288	2,289
2.242% due 06/25/2049 •	30,160	30,160
2.285% due 08/25/2055 ~(a)	12,161	719
2.310% due 08/01/2022	4,471	4,511
2.670% due 08/01/2022	692	704
2.870% due 09/01/2027	6,400	6,627
3.160% due 06/01/2029	6,500	6,859
3.330% due 11/01/2021	1,182	1,204
3.527% due 06/01/2043 - 07/01/2044 •	635	640
3.575% due 04/01/2035 •	541	560
3.727% due 09/01/2040 •	3	2
3.866% due 10/01/2032 •	119	123
3.922% due 08/01/2035 •	280	291
4.061% due 11/01/2035 •	17	18
4.090% due 09/01/2035 •	17	18
4.162% due 08/01/2035 •	24	25
4.186% due 12/01/2036 •	133	138

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.234% due 05/25/2035 ~	$66	$70
4.347% due 09/01/2039 •	16	16
4.402% due 05/01/2038 •	6,333	6,642
4.700% due 01/01/2025 •	1	1
5.000% due 04/25/2033	377	415
5.094% due 09/01/2034 •	58	62
7.000% due 04/25/2023 - 06/01/2032	148	162

Freddie Mac
1.241% due 08/25/2022 ~(a)	49,596	1,383
2.190% due 11/15/2030 •	2	2
2.240% due 09/15/2030 •	4	3
2.460% due 05/15/2037 •	435	441
3.378% due 02/25/2045 •	117	119
3.500% due 02/01/2048 - 10/01/2048	59,309	61,287
4.000% due 04/01/2029 - 12/01/2048	70,963	74,046
4.500% due 03/01/2029 - 09/01/2041	1,620	1,725
5.500% due 10/01/2034 - 07/01/2038	1,490	1,676
6.000% due 02/01/2033 - 05/01/2040	2,750	3,152
6.500% due 04/15/2029 - 10/01/2037	26	29
7.000% due 06/15/2023	74	78
7.500% due 07/15/2030 - 03/01/2032	30	35
8.500% due 08/01/2024	1	2

Ginnie Mae
2.009% due 10/20/2043 •	11,012	10,972
2.224% due 08/20/2066 •	416	416
2.374% due 07/20/2065 - 08/20/2065 •	24,395	24,369
2.424% due 07/20/2063 •	3,062	3,064
2.544% due 10/20/2066 •	10,542	10,598
2.574% due 06/20/2066 •	5,806	5,843
2.604% due 08/20/2066 •	16,150	16,273
2.774% due 01/20/2066 •	4,064	4,121
3.000% due 03/15/2045 - 08/15/2045	7,731	7,958
3.250% due 07/20/2030 •	2	2
3.487% due 06/20/2067 •	592	599
3.629% due 04/20/2067 •	12,090	12,247
3.875% (H15T1Y + 1.500%) due 04/20/2026 ~	14	15
3.875% due 05/20/2030 •	1	1
4.000% due 02/20/2027 - 02/20/2032 •	88	91
4.000% due 10/20/2044 - 06/20/2049	72,986	76,092
4.000% due 07/20/2049 (j)	58,943	61,108
4.125% due 10/20/2029 - 11/20/2029 •	33	34
4.500% due 04/20/2048 - 06/20/2049	147,494	154,806
4.500% due 06/20/2048 (j)	36,885	38,871
5.000% due 08/20/2048 - 07/20/2049	75,123	79,629
5.061% due 09/20/2066 ~	19,504	21,370
6.000% due 12/15/2038 - 11/15/2039	20	23

Ginnie Mae, TBA
3.000% due 02/01/2050	48,600	49,846
3.500% due 01/01/2050	230,700	237,740
4.000% due 01/01/2050	648,000	670,856
4.500% due 02/01/2050	79,800	83,594
5.000% due 01/01/2050	161,000	169,712

Small Business Administration
5.130% due 09/01/2023	3	3
6.290% due 01/01/2021	3	3

Uniform Mortgage-Backed Security
3.000% due 09/01/2020 - 06/01/2030	42,993	44,521
3.500% due 04/01/2045 - 03/01/2048	13,274	13,910
4.000% due 01/01/2026 - 03/01/2049	317,648	331,257

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 08/01/2023 - 11/01/2048		$26,113	$27,867
5.000% due 06/01/2025 - 08/01/2044		5,088	5,558
5.500% due 05/01/2022 - 07/01/2041		13,043	14,569
6.000% due 09/01/2021 - 01/01/2039		4,160	4,709
6.500% due 11/01/2034		23	26

Uniform Mortgage-Backed Security, TBA
3.000% due 02/01/2050		430,600	436,183
3.500% due 01/01/2035 - 02/01/2050		568,995	585,447
4.000% due 01/01/2050		123,900	128,847
5.500% due 01/01/2050		13,000	13,998
6.000% due 01/01/2050		5,000	5,512

Total U.S. Government Agencies (Cost $3,546,474)			3,562,885

U.S. TREASURY OBLIGATIONS 16.1%

U.S. Treasury Bonds
2.500% due 02/15/2045 (j)(n)		9,800	9,991
2.750% due 11/15/2042 (j)		8,300	8,850
2.875% due 05/15/2049 (j)		31,900	35,132
3.000% due 05/15/2042 (j)		4,300	4,780
3.000% due 11/15/2044 (j)		135,600	151,028
3.125% due 11/15/2041 (j)		20,500	23,235
3.125% due 02/15/2043 (j)(n)		7,600	8,612
3.125% due 08/15/2044 (j)		16,400	18,640
3.375% due 05/15/2044 (j)(n)		50,300	59,476
3.750% due 08/15/2041 (j)		27,700	34,364

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (j)		53,748	53,639
0.125% due 04/15/2022 (j)(l)(n)		19,259	19,232
0.125% due 07/15/2022 (j)		11,191	11,239
0.125% due 07/15/2026 (j)(n)		6,764	6,787
0.375% due 07/15/2025 (j)(n)		10,960	11,186
0.375% due 01/15/2027 (j)(l)		36,542	37,106
0.375% due 07/15/2027 (l)(n)		12,414	12,666
0.625% due 04/15/2023 (j)(l)(n)		6,424	6,524
0.625% due 01/15/2024 (l)(n)		8,162	8,336
0.625% due 01/15/2026 (j)(n)		49,279	50,800
0.750% due 07/15/2028 (j)(l)(n)		111,308	117,135
0.750% due 02/15/2042 (j)(n)		27,106	28,174
0.750% due 02/15/2045 (j)(n)		6,339	6,579
0.875% due 01/15/2029 (j)		141,829	150,656
0.875% due 02/15/2047 (j)(l)		15,991	17,152
1.000% due 02/15/2046 (j)(n)		5,431	5,977
1.000% due 02/15/2048 (j)		18,889	20,920
1.000% due 02/15/2049 (j)		15,647	17,404
1.375% due 02/15/2044 (j)(l)(n)		20,207	23,848

U.S. Treasury Notes
1.750% due 09/30/2022 (j)(l)(n)		20,665	20,742
1.750% due 06/30/2024 (j)		47,400	47,515

Total U.S. Treasury Obligations (Cost $1,026,457)			1,027,725

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.8%

Alba PLC
0.964% due 03/17/2039 •	GBP	10,136	12,832

American Home Mortgage Investment Trust
3.907% due 02/25/2045 •		$273	275
6.700% due 06/25/2036 þ		11,940	4,032

Banc of America Funding Trust
4.675% due 05/25/2035 ~		266	272
6.000% due 03/25/2037 ^		2,689	2,416

Banc of America Mortgage Trust
5.212% due 05/25/2033 ~		275	284
6.500% due 10/25/2031		48	50

BCAP LLC Trust
2.002% due 05/25/2047 •		2,753	2,580
4.847% due 03/26/2037 þ		478	481

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~		1	1
3.840% due 02/25/2036 •		42	43

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.963% due 11/25/2034 ~		$982	$978
4.086% due 01/25/2035 ~		94	97
4.120% due 02/25/2033 ~		11	10
4.153% due 01/25/2034 ~		189	198
4.342% due 01/25/2035 ~		229	233
4.344% due 07/25/2034 ~		293	286
4.544% due 02/25/2033 ~		5	5
4.564% due 04/25/2034 ~		417	428
4.880% due 04/25/2033 ~		42	44

Bear Stearns ALT-A Trust
4.103% due 09/25/2035 ^~		636	528
4.276% due 05/25/2036 ^~		1,890	1,340
4.413% due 05/25/2035 ~		1,058	1,073

Bear Stearns Structured Products, Inc. Trust
3.649% due 12/26/2046 ^~		972	839
4.001% due 01/26/2036 ^~		1,390	1,246

Business Mortgage Finance PLC
2.787% due 02/15/2041 •	GBP	2,451	3,233

CFCRE Commercial Mortgage Trust
3.644% due 12/10/2054		$7,037	7,396

Chase Mortgage Finance Trust
3.835% due 01/25/2036 ^~		1,819	1,690

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~		6,213	6,234
4.380% due 10/25/2035 •		98	101
5.500% due 12/25/2035		3,097	2,487

Citigroup Mortgage Loan Trust, Inc.
4.229% due 05/25/2035 ~		451	452
4.550% due 09/25/2035 •		4,886	4,916

Countrywide Alternative Loan Trust
1.955% due 09/20/2046 •		5,338	4,710
1.982% due 09/25/2046 ^•		13,830	13,134
1.992% due 05/25/2036 •		1,128	1,019
2.792% due 08/25/2035 ^•		3,337	2,080
6.000% due 03/25/2035		13,554	12,930
6.000% due 02/25/2037 ^		7,408	5,133

Countrywide Home Loan Mortgage Pass-Through Trust
3.711% due 02/20/2036 ^•		188	167
3.832% due 02/20/2035 ~		545	551
3.841% due 11/25/2034 ~		807	813

Credit Suisse First Boston Mortgage Securities Corp.
5.331% due 06/25/2032 ~		14	15

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.942% due 03/25/2037 ^•		4,273	4,082
2.292% due 02/25/2035 •		228	222

Eurosail PLC
0.929% due 03/13/2045 •	GBP	1,444	1,875
0.939% due 03/13/2045 •		4,436	5,806

First Horizon Alternative Mortgage Securities Trust
3.836% due 08/25/2035 ^~		$2,372	2,173

First Horizon Mortgage Pass-Through Trust
4.100% due 10/25/2035 ^~		1,721	1,682

Great Hall Mortgages PLC
2.029% due 06/18/2039 •		3,113	3,036

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		10,700	10,671
3.203% due 02/10/2029		5,500	5,532
3.980% due 02/10/2029		17,150	17,326

GS Mortgage Securities Trust
3.120% due 05/10/2050		13,200	13,500
3.602% due 10/10/2049 ~		3,037	3,054

GSR Mortgage Loan Trust
4.133% due 11/25/2035 ~		314	322
4.269% due 09/25/2035 ~		1,147	1,180

HarborView Mortgage Loan Trust
2.204% due 05/19/2035 •		266	258
3.264% due 10/19/2035 •		2,254	1,959
3.808% due 12/19/2035 ^~		2,297	1,701
4.343% due 07/19/2035 ^~		885	837

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	61,156	81,210

Hilton USA Trust
2.828% due 11/05/2035		$14,400	14,404

IndyMac Adjustable Rate Mortgage Trust
3.642% due 01/25/2032 ~		1	1

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
1.962% due 01/25/2037 ^•		$2,344	$2,281
3.622% due 06/25/2036 ~		6,131	5,377

JPMorgan Chase Commercial Mortgage Securities Trust
2.740% due 06/15/2032 •		18,151	18,167

JPMorgan Mortgage Trust
4.051% due 06/25/2035 ~		203	211
4.097% due 10/25/2036 ^~		2,609	2,359
4.160% due 08/25/2034 ~		1,717	1,732
5.750% due 01/25/2036 ^		456	349

Landmark Mortgage Securities PLC
1.073% due 04/17/2044 •	GBP	18,144	22,628

MASTR Adjustable Rate Mortgages Trust
2.979% due 01/25/2047 ^•		$2,549	3,755

Merrill Lynch Mortgage Investors Trust
4.005% due 04/25/2035 ~		1,886	1,871

Morgan Stanley Bank of America Merrill Lynch Trust
3.069% due 02/15/2048		3,100	3,164
3.557% due 12/15/2047		7,200	7,485

Morgan Stanley Mortgage Loan Trust
3.985% due 07/25/2035 ^~		2,319	2,175

MortgageIT Trust
2.412% due 12/25/2035 •		2,038	2,034

MSSG Trust
3.397% due 09/13/2039		17,400	18,216

Prime Mortgage Trust
2.192% due 02/25/2034 •		57	54
2.292% due 02/25/2035 •		2,648	2,546

RBSSP Resecuritization Trust
3.646% due 12/25/2035 ~		7,042	7,098

Residential Accredit Loans, Inc. Trust
1.892% due 05/25/2037 •		7,854	7,391
3.192% due 08/25/2036 ^•		2,326	2,206
4.628% due 12/25/2035 ^~		374	344
6.000% due 09/25/2036		810	730
6.500% due 09/25/2036 ^		5,460	4,069

Residential Asset Securitization Trust
2.242% due 10/25/2035 •		1,458	1,204

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^		2,083	2,040

Structured Adjustable Rate Mortgage Loan Trust
1.992% due 04/25/2047 •		1,630	1,524

Structured Asset Mortgage Investments Trust
2.014% due 07/19/2035 •		1,156	1,152
2.424% due 09/19/2032 •		14	14

SunTrust Adjustable Rate Mortgage Loan Trust
4.311% due 02/25/2037 ^~		1,775	1,694

Tharaldson Hotel Portfolio Trust
2.460% due 11/11/2034 •		7,939	7,938

Thornburg Mortgage Securities Trust
3.252% due 06/25/2047 ^•		8,599	8,042
3.302% due 03/25/2037 ^•		1,169	1,087

Towd Point Mortgage Funding
0.000% due 07/20/2045 •	GBP	58,000	76,825

Towd Point Mortgage Funding PLC
1.820% due 10/20/2051 •		34,668	46,189

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$41,847	42,114

Wachovia Mortgage Loan Trust LLC
4.180% due 05/20/2036 ^~		1,703	1,687

WaMu Mortgage Pass-Through Certificates Trust
2.082% due 10/25/2045 •		244	241
2.292% due 02/25/2045 •		8,987	8,964
3.444% due 05/25/2037 ^~		3,160	2,688
3.522% due 12/25/2036 ^~		283	273
3.995% due 07/25/2037 ^~		2,150	2,036

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (d)	GBP	0	1,653
1.600% due 12/21/2049 •		19,715	26,132
2.300% due 12/21/2049 •		2,259	2,999
2.800% due 12/21/2049 •		1,179	1,572
3.300% due 12/21/2049 •		674	901
3.800% due 12/21/2049 •		674	890

Total Non-Agency Mortgage-Backed Securities (Cost $611,104)			624,564

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 11.4%

Accredited Mortgage Loan Trust
2.052% due 09/25/2036 •	$6,588	$6,470

Allegro CLO Ltd.
3.156% due 01/30/2026 •	1,193	1,194

Ally Master Owner Trust
2.060% due 07/15/2022 •	19,600	19,613

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.262% due 11/25/2035 •	8,600	8,547

Argent Securities Trust
1.942% due 07/25/2036 •	18,237	7,932
1.982% due 03/25/2036 •	6,233	3,878

Atrium Corp.
2.783% due 04/22/2027 •	16,000	15,992

Avery Point CLO Ltd.
3.040% due 04/25/2026 •	5,643	5,645

Bear Stearns Asset-Backed Securities Trust
1.942% due 11/25/2036 •	8,277	8,126
1.952% due 08/25/2036 •	1,116	1,377
2.917% due 02/25/2035 •	6,128	6,171

California Street CLO Ltd.
3.031% due 10/15/2025 •	10,361	10,364

CARDS Trust
3.047% due 04/17/2023	16,900	16,941

Cent CLO Ltd.
3.071% due 10/15/2026 •	16,800	16,779

Chase Issuance Trust
2.040% due 01/15/2022 •	14,300	14,320

Chesapeake Funding LLC
3.230% due 08/15/2030	9,927	10,070

Citigroup Mortgage Loan Trust
2.412% due 12/25/2035 •	198	198
6.750% due 05/25/2036 þ	3,843	2,781

Countrywide Asset-Backed Certificates
1.932% due 06/25/2047 ^•	2,960	2,717
1.942% due 07/25/2036 ^•	782	784
1.942% due 01/25/2037 •	250	250
1.962% due 06/25/2037 •	1,067	1,069
2.022% due 05/25/2037 •	7,400	7,028
2.192% due 06/25/2036 •	6,600	6,558
2.542% due 05/25/2034 •	1,640	1,643

Countrywide Asset-Backed Certificates Trust
2.592% due 08/25/2047 •	1,296	1,293

Credit-Based Asset Servicing & Securitization Trust
1.852% due 11/25/2036 •	380	232

EMC Mortgage Loan Trust
2.532% due 05/25/2040 •	109	108

Evergreen Credit Card Trust
1.900% due 09/15/2024	20,300	20,214

Figueroa CLO Ltd.
2.758% due 06/20/2027 •	11,332	11,332
2.901% due 01/15/2027 •	10,412	10,409

First Franklin Mortgage Loan Trust
2.527% due 09/25/2035 •	435	438

Ford Credit Floorplan Master Owner Trust
2.020% due 05/15/2023 •	28,800	28,788
2.840% due 03/15/2024	16,200	16,438

Fremont Home Loan Trust
1.852% due 01/25/2037 •	72	41
2.202% due 11/25/2035 •	8,100	7,677

GSAA Home Equity Trust
5.995% due 03/25/2046 ^~	8,530	5,383

GSAMP Trust
1.882% due 06/25/2036 •	4,011	2,667

Halcyon Loan Advisors Funding Ltd.
3.053% due 10/22/2025 •	9,355	9,359

Home Equity Loan Trust
2.022% due 04/25/2037 •	18,455	17,539

Jamestown CLO Ltd.
2.770% due 07/25/2027 •	5,988	5,987

JMP Credit Advisors CLO Ltd.
2.852% due 01/17/2028 •	20,800	20,721

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Acquisition Corp.
2.182% due 05/25/2035 •		$4,500	$4,500
2.202% due 10/25/2035 ^•		7,200	7,049

JPMorgan Mortgage Acquisition Trust
2.052% due 03/25/2037 •		1,900	1,865

Lehman XS Trust
1.972% due 06/25/2036 •		2,100	1,843

LMREC, Inc.
2.760% due 02/22/2032 •		2,522	2,518

LoanCore Issuer Ltd.
2.870% due 05/15/2028 •		16,700	16,700

Long Beach Mortgage Loan Trust
4.792% due 11/25/2032 •		6	6

LP Credit Card ABS Master Trust
3.822% due 08/20/2024 •		17,352	17,177

MASTR Asset-Backed Securities Trust
2.032% due 03/25/2036 •		5,426	4,083
2.372% due 12/25/2035 •		4,074	4,076

MidOcean Credit CLO
2.801% due 04/15/2027 •		4,648	4,638

Monarch Grove CLO
2.820% due 01/25/2028 •		10,600	10,570

Morgan Stanley ABS Capital, Inc. Trust
1.942% due 07/25/2036 •		7,529	3,974
2.042% due 08/25/2036 •		13,888	8,612

Mountain Hawk CLO Ltd.
3.203% due 04/18/2025 •		5,183	5,184

NovaStar Mortgage Funding Trust
2.032% due 11/25/2036 •		3,018	1,327

OCP CLO Ltd.
2.801% due 07/15/2027 •		9,710	9,704

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024		16,800	17,025

Option One Mortgage Loan Trust
1.932% due 03/25/2037 •		5,963	5,454
2.012% due 05/25/2037 •		11,205	8,201

Option One Mortgage Loan Trust Asset-Backed Certificates
2.252% due 11/25/2035 •		13,900	13,661

OSCAR U.S. Funding Trust LLC
2.910% due 04/12/2021		583	584

Palmer Square CLO Ltd.
2.760% due 08/15/2026 •		9,175	9,181

Palmer Square Loan Funding Ltd.
2.936% due 04/20/2027 •		14,427	14,428

RAAC Trust
2.132% due 02/25/2036 •		896	899

Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 þ		12,719	6,500

Residential Asset Mortgage Products Trust
2.472% due 04/25/2035 •		7,300	7,334

Residential Asset Securities Corp. Trust
2.032% due 09/25/2036 •		6,584	6,562
2.042% due 04/25/2037 •		2,784	2,772
2.192% due 02/25/2036 •		6,500	6,298
2.452% due 12/25/2035 •		4,241	3,717
2.662% due 05/25/2035 •		276	277

Securitized Asset-Backed Receivables LLC Trust
1.922% due 05/25/2037 ^•		1,131	870

SG Mortgage Securities Trust
2.062% due 02/25/2036 •		2,543	1,715

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	171	191
2.364% due 12/15/2027 •		$7,803	7,796
2.444% due 12/15/2025 •		10,803	10,759

SMB Private Education Loan Trust
2.090% due 03/16/2026 •		2,175	2,173

SoFi Consumer Loan Program Trust
3.010% due 04/25/2028		10,890	10,973

SoFi Professional Loan Program Trust
2.640% due 08/25/2047		6,831	6,842

Soundview Home Loan Trust
1.902% due 02/25/2037 •		1,815	670
2.692% due 10/25/2037 •		19,093	16,404

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Specialty Underwriting & Residential Finance Trust
1.942% due 11/25/2037 •		$16,232	$11,502

Starwood Commercial Mortgage Trust
2.820% due 07/15/2038 •		14,500	14,498

Structured Asset Securities Corp. Mortgage Loan Trust
2.242% due 05/25/2037 •		6,600	6,387

Sudbury Mill CLO Ltd.
3.152% due 01/17/2026 •		5,830	5,833
3.172% due 01/17/2026 •		5,830	5,832

Telos CLO Ltd.
3.272% due 01/17/2027 •		8,048	8,050

Tralee CLO Ltd.
3.076% due 10/20/2028 •		15,100	15,031

VB-S1 Issuer LLC
6.901% due 06/15/2046		2,400	2,451

Venture CLO Ltd.
2.821% due 04/15/2027 •		10,948	10,932
2.851% due 01/15/2028 •		9,700	9,683

Volkswagen Auto Loan Enhanced Trust
3.050% due 08/20/2021		7,377	7,397

Voya CLO Ltd.
2.660% due 07/25/2026 •		4,139	4,135

WaMu Asset-Backed Certificates WaMu Trust
2.042% due 04/25/2037 •		6,250	3,280

Wells Fargo Home Equity Asset-Backed Securities Trust
2.677% due 11/25/2035 •		663	664

Westlake Automobile Receivables Trust
2.980% due 01/18/2022		3,496	3,502

Zais CLO Ltd.
3.151% due 04/15/2028 •		17,700	17,706

Total Asset-Backed Securities (Cost $702,587)			727,068

SOVEREIGN ISSUES 5.2%

Argentina Government International Bond
56.589% (ARLLMONP) due 06/21/2020 ~(a)	ARS	1,860	17

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	9,600	10,827

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2020 (d)	BRL	683,700	168,191

Ivory Coast Government International Bond
5.875% due 10/17/2031	EUR	6,200	7,242

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Korea International Bond
2.000% due 06/19/2024		$1,200	$1,199

Provincia de Buenos Aires
52.270% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	35,575	270

Qatar Government International Bond
3.375% due 03/14/2024		$12,500	13,100
3.875% due 04/23/2023		18,100	19,136
4.000% due 03/14/2029		4,000	4,472

Spain Government International Bond
0.600% due 10/31/2029 (j)	EUR	34,300	38,993
1.400% due 07/30/2028 (j)		6,800	8,301
1.450% due 04/30/2029 (j)		31,300	38,385
1.850% due 07/30/2035 (j)		4,800	6,162
2.700% due 10/31/2048 (j)		10,300	15,367

Total Sovereign Issues (Cost $324,606)			331,662

		SHARES
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(f)(g)		2,800,000	3,450

Wells Fargo & Co.
5.664% (US0003M + 3.770%) due 03/15/2020 ~(f)		19,568,000	19,837

Total Preferred Securities (Cost $22,923)			23,287

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.6%

CERTIFICATES OF DEPOSIT 0.2%

Lloyds Bank Corporate Markets PLC
2.435% (US0003M + 0.500%) due 09/24/2020 ~		$16,500	16,538

REPURCHASE AGREEMENTS (i) 0.2%
			10,785

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.0%

Bristol-Myers Squibb Co.
2.875% due 08/15/2020		$2,287	$2,300

ARGENTINA TREASURY BILLS 0.0%
293.003% due 02/26/2020 - 05/13/2020 (c)(d)	ARS	18,870	204

U.S. TREASURY BILLS 0.2%
1.561% due 01/07/2020 - 03/26/2020 (c)(d)(l)(n)		$10,398	10,373

Total Short-Term Instruments (Cost $40,177)			40,200

Total Investments in Securities (Cost $9,162,899)			9,302,833

		SHARES
INVESTMENTS IN AFFILIATES 9.0%

SHORT-TERM INSTRUMENTS 9.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.0%

PIMCO Short Asset Portfolio		38,662,209	384,921

PIMCO Short-Term Floating NAV Portfolio III		19,158,182	189,532

Total Short-Term Instruments (Cost $576,470)			574,453

Total Investments in Affiliates (Cost $576,470)			574,453

Total Investments 154.7% (Cost $9,739,369)			$9,877,286

Financial Derivative Instruments (k)(m) (0.5)% (Cost or Premiums, net $(946))			(34,889)

Other Assets and Liabilities, net (54.2)%			(3,455,737)

Net Assets 100.0%			$6,386,660

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lloyds Banking Group PLC	3.870%	09/02/2021	05/22/2018	$1,400	$1,409	0.02%
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	1,400	1,404	0.02

				$2,800	$2,813	0.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$	5,498	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(5,609)	$5,498	$5,498
MSC	(0.150)	12/10/2019	01/06/2020	JPY	574,497	Japan Government International Bond 0.300% due 06/20/2039	(5,265)	5,287	5,287

Total Repurchase Agreements							$(10,874)	$10,785	$10,785

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	0.850%	11/22/2019	TBD	(3)	$	(913)	$(914)
BOM	1.910	11/21/2019	02/21/2020			(39,557)	(39,645)
	1.990	10/08/2019	01/07/2020			(210,140)	(211,139)
BOS	1.970	11/13/2019	01/14/2020			(2,986)	(2,994)
	2.020	11/20/2019	01/21/2020			(43,894)	(44,000)
BRC	1.700	11/01/2019	TBD	(3)		(2,782)	(2,790)
BSN	1.790	11/01/2019	01/10/2020			(124,123)	(124,506)
	1.790	11/04/2019	01/13/2020			(132,266)	(132,654)
CIB	1.880	11/06/2019	01/06/2020			(148,349)	(148,791)
	1.890	11/12/2019	01/13/2020			(63,429)	(63,599)
	2.000	12/06/2019	01/06/2020			(82,335)	(82,458)
CSN	1.920	11/13/2019	02/11/2020			(31,847)	(31,932)
GRE	1.890	11/08/2019	02/07/2020			(6,755)	(6,775)
	1.930	11/04/2019	01/02/2020			(60,410)	(60,601)
	1.930	11/18/2019	01/02/2020			(9,872)	(9,896)
	1.990	11/20/2019	02/20/2020			(58,789)	(58,928)
	2.000	12/10/2019	02/04/2020			(15,029)	(15,048)
MSC	(0.050)	12/03/2019	01/06/2020		JPY	(562,446)	(5,176)
MYI	(0.200)	11/13/2019	02/27/2020		EUR	(61,252)	(68,688)
RCY	1.910	11/07/2019	01/16/2020		$	(3,677)	(3,688)
RDR	1.850	11/01/2019	TBD	(3)		(11,970)	(12,007)
RYL	(0.200)	11/13/2019	02/27/2020		EUR	(34,845)	(39,075)

Total Reverse Repurchase Agreements							$(1,165,304)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (6.5)%
Uniform Mortgage-Backed Security, TBA	4.000%	01/01/2050	$149,900	$(155,619)	$(155,885)
Uniform Mortgage-Backed Security, TBA	4.000	02/01/2050	130,600	(135,616)	(135,871)
Uniform Mortgage-Backed Security, TBA	4.500	02/01/2050	116,700	(122,784)	(122,935)

Total Short Sales (6.5)%				$(414,019)	$(414,691)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(914)	$0	$(914)	$952	$38
BOM	0	(250,784)	0	(250,784)	246,942	(3,842)
BOS	0	(46,994)	0	(46,994)	48,468	1,474
BRC	0	(2,790)	0	(2,790)	2,774	(16)
BSN	0	(257,160)	0	(257,160)	255,656	(1,504)
CIB	0	(294,848)	0	(294,848)	292,852	(1,996)
CSN	0	(31,932)	0	(31,932)	32,746	814
FICC	5,498	0	0	5,498	(5,609)	(111)
GRE	0	(151,248)	0	(151,248)	150,407	(841)
MSC	5,287	(5,176)	0	111	2,233	2,344
MYI	0	(68,688)	0	(68,688)	68,216	(472)
RCY	0	(3,688)	0	(3,688)	3,698	10
RDR	0	(12,007)	0	(12,007)	12,399	392
RYL	0	(39,075)	0	(39,075)	38,993	(82)

Total Borrowings and Other Financing Transactions	$10,785	$(1,165,304)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(15,711)	$(15,711)
U.S. Government Agencies	0	(46,994)	(31,932)	0	(78,926)
U.S. Treasury Obligations	0	(837,331)	(120,397)	0	(957,728)
Sovereign Issues	0	(5,176)	(107,763)	0	(112,939)

Total Borrowings	$0	$(889,501)	$(260,092)	$(15,711)	$(1,165,304)

Payable for reverse repurchase agreements					$(1,165,304)

(j)	Securities with an aggregate market value of $1,161,913 and cash of $1,090 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(580,485) at a weighted average interest rate of 2.165%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures	$105.125	02/21/2020	27	$54	$0	$0
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	110.000	02/21/2020	4,197	4,197	36	4
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	110.750	02/21/2020	4,046	4,046	35	4
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	111.000	02/21/2020	5,354	5,354	46	6
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	113.500	02/21/2020	155	155	2	0
Put - CBOT U.S. Treasury 10-Year Note March 2020 Futures	117.500	02/21/2020	1,230	1,230	11	1
Put - CBOT U.S. Treasury 10-Year Note March 2020 Futures	121.000	02/21/2020	124	124	1	0
Call - CBOT U.S. Treasury 30-Year Bond March 2020 Futures	195.000	02/21/2020	385	385	3	1
Call - CBOT U.S. Treasury 30-Year Bond March 2020 Futures	197.000	02/21/2020	251	251	2	0
Call - CBOT U.S. Treasury 30-Year Bond March 2020 Futures	198.000	02/21/2020	137	137	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond March 2020 Futures	120.000	02/21/2020	722	722	6	1

Total Purchased Options					$143	$17

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note February 2020 Futures	$130.000	01/24/2020	562	$562	$(175)	$(44)

Total Written Options					$(175)	$(44)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 114.100 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	1,452	$8	$(1)	$0	$0
Call Options Strike @ EUR 140.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	866	5	(1)	0	0
Call Options Strike @ EUR 190.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	1,030	12	(1)	0	0
Euro-BTP Italy Government Bond March Futures	03/2020	3,831	587,223	992	0	(1,471)
Euro-Bund 10-Year Bond March Futures	03/2020	3,762	719,440	(11,684)	0	(4,726)
Euro-Buxl 30-Year Bond March Futures	03/2020	61	13,574	(356)	0	(209)
Put Options Strike @ EUR 101.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	1,620	18	(1)	0	0
Put Options Strike @ EUR 154.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	1,850	21	(1)	0	0
Put Options Strike @ EUR 157.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	532	6	0	0	0
U.S. Treasury 5-Year Note March Futures	03/2020	16,768	1,988,842	(8,158)	0	(393)
U.S. Treasury 10-Year Note March Futures	03/2020	1,375	176,580	(1,503)	0	(151)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2020	921	167,305	(5,038)	0	(1,065)

				$(25,752)	$0	$(8,015)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	12/2020	1,536	$(432,305)	$1,118	$22	$0
3-Month Euribor September Futures	09/2020	717	(201,819)	515	10	0
Euro-Bobl March Futures	03/2020	1,019	(152,741)	462	412	0
Euro-OAT France Government 10-Year Bond March Futures	03/2020	2,246	(410,073)	5,907	2,645	0
Euro-Schatz March Futures	03/2020	1,708	(214,395)	161	105	0
U.S. Treasury 30-Year Bond March Futures	03/2020	884	(137,821)	2,741	304	0
United Kingdom Long Gilt March Futures	03/2020	691	(120,252)	1,010	1,162	(522)

				$11,914	$4,660	$(522)

Total Futures Contracts				$(13,838)	$4,660	$(8,537)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.652%	$	6,100	$(428)	$511	$83	$0	$0
General Electric Co.	1.000	Quarterly	06/20/2024	0.766		5,400	(66)	122	56	0	(4)
General Electric Co.	1.000	Quarterly	12/20/2024	0.857		5,000	(78)	113	35	0	0
Morgan Stanley	1.000	Quarterly	12/20/2020	0.197		12,100	201	(102)	99	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	0.892	EUR	14,400	24	60	84	0	(6)
Tesco PLC	1.000	Quarterly	06/20/2022	0.338		15,000	(732)	1,017	285	0	(11)

							$(1,079)	$1,721	$642	$1	$(21)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-31 5-Year Index	1.000%	Quarterly	12/20/2023	$	21,700	$183	$373	$556	$0	$(1)
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024		73,700	1,397	551	1,948	0	(6)
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		84,200	1,724	490	2,214	0	(8)

						$3,304	$1,414	$4,718	$0	$(15)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.960%	Maturity	01/02/2023	BRL	983,500	$190	$1,497	$1,687	$43	$0
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023	$	66,200	(1,486)	4,586	3,100	0	(45)
Receive(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050	GBP	28,100	684	2,865	3,549	596	0
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2050		37,500	690	788	1,478	837	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	44,270,000	(2,569)	(4,392)	(6,961)	0	(277)
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		4,100,000	0	(372)	(372)	16	0
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		2,050,000	0	(182)	(182)	8	0
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		3,410,000	0	(252)	(252)	13	0
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		5,460,000	(3)	(380)	(383)	21	0
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		2,050,000	0	(145)	(145)	8	0
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		2,050,000	0	(144)	(144)	8	0
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		1,025,000	0	(88)	(88)	4	0
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		2,495,000	3	(233)	(230)	10	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		7,200,000	(375)	(878)	(1,253)	0	(47)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		1,700,000	118	(417)	(299)	0	(13)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		17,350,000	663	3,340	4,003	137	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		2,750,000	(2)	(673)	(675)	0	(22)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		2,870,000	(212)	(670)	(882)	0	(25)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		6,502,000	184	(5,102)	(4,918)	0	(81)
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		690,000	0	(581)	(581)	0	(8)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		2,050,000	131	(1,515)	(1,384)	0	(25)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		1,050,000	4	(855)	(851)	0	(13)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		5,544,600	294	(4,414)	(4,120)	0	(68)
Pay	6-Month JPY-LIBOR	0.122	Semi-Annual	08/22/2039		4,060,000	366	(1,875)	(1,509)	44	0
Pay	6-Month JPY-LIBOR	0.123	Semi-Annual	08/22/2039		2,680,000	71	(1,065)	(994)	29	0
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		660,000	0	(269)	(269)	8	0
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		690,000	1,686	(670)	1,016	9	0
Pay	28-Day MXN-TIIE	8.075	Lunar	08/26/2020	MXN	2,293,300	(1,332)	2,053	721	2	0
Pay	28-Day MXN-TIIE	8.700	Lunar	11/02/2020		1,954,600	(113)	1,524	1,411	4	0
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020		154,800	0	121	121	0	0
Pay	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		50,600	(3)	43	40	0	0
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		1,384,600	0	(1,090)	(1,090)	0	(2)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		2,757,900	51	(2,592)	(2,541)	0	(4)

							$(960)	$(12,037)	$(12,997)	$1,797	$(630)

Total Swap Agreements							$1,265	$(8,902)	$(7,637)	$1,798	$(666)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$17	$4,660	$1,798	$6,475	$(44)	$(8,537)	$(666)	$(9,247)

(l)

Securities with an aggregate market value of $52,277 and cash of $25,717 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2020		$723	MXN	14,442	$39	$0
	02/2020	GBP	4,089		$5,266	0	(156)
	03/2020		$14,200	CNH	100,620	229	0

BPS	01/2020	BRL	103,100		$25,579	0	(51)
	01/2020		$27,004	BRL	103,100	0	(1,374)
	01/2020		49,383	MXN	938,632	124	0
	02/2020	EUR	8,189		$9,112	0	(98)
	02/2020		$3,630	EUR	3,263	39	0
	02/2020		1,649	GBP	1,272	38	0
	02/2020		1,322	JPY	142,800	0	(5)
	03/2020	THB	32,947		$1,091	0	(10)
	04/2020	MXN	938,632		48,739	0	(106)

BRC	02/2020		$4,958	GBP	3,765	35	0
	02/2020		13,485	JPY	1,456,800	0	(49)

BSH	01/2020	BRL	623,900		$150,787	42	(4,350)
	01/2020		$150,063	BRL	623,900	5,032	0
	04/2020	BRL	630,200		$150,932	0	(5,121)

CBK	01/2020		652,300		161,161	0	(994)
	01/2020	MXN	630,278		32,062	0	(1,181)
	01/2020		$161,833	BRL	652,300	322	0
	01/2020		494	TRY	2,862	0	(14)
	02/2020	EUR	200,179		$221,940	0	(3,188)
	02/2020		$6,659	EUR	6,007	96	0
	03/2020		23,194	CNH	164,588	409	0
	03/2020		370	KRW	433,985	6	0
	04/2020	MXN	79		$4	0	0

DUB	03/2020	CNH	571,825		79,371	0	(2,633)

GLM	01/2020	ILS	1,659		478	0	(3)

HUS	01/2020	AUD	2,893		1,965	0	(65)
	01/2020	CAD	922		694	0	(16)
	01/2020	MXN	14,442		736	0	(26)
	01/2020		$21,564	GBP	16,704	567	0
	02/2020		13,621	EUR	12,209	109	0
	02/2020		209,653	JPY	22,668,600	0	(589)
	03/2020	CNH	184,132		$25,528	0	(878)
	03/2020	INR	14,380		197	0	(3)
	03/2020		$17,480	CNH	123,968	298	0
	04/2020		47,744	MXN	939,606	1,152	0

JPM	01/2020	BRL	591,400		$146,320	0	(696)
	01/2020		$154,806	BRL	591,400	0	(7,790)
	01/2020		28,879	MXN	580,371	1,731	0
	04/2020	BRL	53,500		$12,708	0	(540)

MYI	02/2020	NOK	1,090		118	0	(6)

NGF	03/2020	TWD	737,551		24,379	0	(419)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RBC	02/2020		$5,106	JPY	556,500	$27	$0

RYL	02/2020		106,482	EUR	96,082	1,576	0
	03/2020	CNH	483,855		$67,088	0	(2,301)

SOG	02/2020	GBP	242,015		311,913	0	(9,040)
	03/2020	CNH	278,502		38,630	0	(1,310)

SSB	02/2020		$1,145	GBP	865	2	0

TOR	01/2020	MXN	787,004		$40,432	0	(1,077)

UAG	01/2020		101,721		5,264	0	(101)

Total Forward Foreign Currency Contracts						$11,873	$(44,190)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	13,000	$(110)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	31,400	(280)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	14,500	(187)	0

DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,900	(37)	0
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	0

Total Written Options						$(765)	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	03/20/2020	0.229%	$	500	$(77)	$78	$1	$0

BRC	Italy Government International Bond	1.000	Quarterly	06/20/2024	0.730		8,300	(221)	320	99	0

GST	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.229		400	(64)	65	1	0
	Russia Government International Bond	1.000	Quarterly	12/20/2024	0.556		14,800	95	224	319	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.501		15,900	(680)	350	0	(330)

HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2020	0.275		8,900	24	(7)	17	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.229		1,500	(274)	277	3	0

JPM	Russia Government International Bond	1.000	Quarterly	12/20/2024	0.556		300	2	4	6	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.345		100	(5)	4	0	(1)

								$(1,200)	$1,315	$446	$(331)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	9,864	$(214)	$299	$85	$0

Total Swap Agreements							$(1,414)	$1,614	$531	$(331)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities				Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter
BOA	$268	$0	$0	$268	$(156)	$0	$0	$(156)	$112	$0	$112
BPS	201	0	1	202	(1,644)	0	0	(1,644)	(1,442)	1,468	26
BRC	35	0	99	134	(49)	0	0	(49)	85	0	85
BSH	5,074	0	0	5,074	(9,471)	0	0	(9,471)	(4,397)	4,428	31
CBK	833	0	0	833	(5,377)	0	0	(5,377)	(4,544)	4,783	239
DUB	0	0	85	85	(2,633)	0	0	(2,633)	(2,548)	1,499	(1,049)
GLM	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
GST	0	0	320	320	0	0	(330)	(330)	(10)	0	(10)
HUS	2,126	0	20	2,146	(1,577)	0	0	(1,577)	569	85	654
JPM	1,731	0	6	1,737	(9,026)	0	(1)	(9,027)	(7,290)	7,229	(61)
MYI	0	0	0	0	(6)	0	0	(6)	(6)	253	247
NGF	0	0	0	0	(419)	0	0	(419)	(419)	270	(149)
RBC	27	0	0	27	0	0	0	0	27	0	27
RYL	1,576	0	0	1,576	(2,301)	0	0	(2,301)	(725)	(182)	(907)
SOG	0	0	0	0	(10,350)	0	0	(10,350)	(10,350)	7,206	(3,144)
SSB	2	0	0	2	0	0	0	0	2	0	2
TOR	0	0	0	0	(1,077)	0	0	(1,077)	(1,077)	1,180	103
UAG	0	0	0	0	(101)	0	0	(101)	(101)	0	(101)

Total Over the Counter	$11,873	$0	$531	$12,404	$(44,190)	$0	$(331)	$(44,521)

(n)

Securities with an aggregate market value of $30,148 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$17	$17
Futures	0	0	0	0	4,660	4,660
Swap Agreements	0	1	0	0	1,797	1,798

	$0	$1	$0	$0	$6,474	$6,475

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,873	$0	$11,873
Swap Agreements	0	531	0	0	0	531

	$0	$531	$0	$11,873	$0	$12,404

	$0	$532	$0	$11,873	$6,474	$18,879

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	27

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$44	$44
Futures	0	0	0	0	8,537	8,537
Swap Agreements	0	36	0	0	630	666

	$0	$36	$0	$0	$9,211	$9,247

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$44,190	$0	$44,190
Swap Agreements	0	331	0	0	0	331

	$0	$331	$0	$44,190	$0	$44,521

	$0	$367	$0	$44,190	$9,211	$53,768

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(905)	$(905)
Written Options	0	0	0	0	2,568	2,568
Futures	0	0	0	0	62,275	62,275
Swap Agreements	0	8,729	0	0	47,370	56,099

	$0	$8,729	$0	$0	$111,308	$120,037

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,952	$0	$15,952
Purchased Options	0	0	0	(5)	(2,739)	(2,744)
Written Options	0	297	0	8,195	3,124	11,616
Swap Agreements	0	3,466	0	0	0	3,466

	$0	$3,763	$0	$24,142	$385	$28,290

	$0	$12,492	$0	$24,142	$111,693	$148,327

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(18)	$(18)
Written Options	0	0	0	0	131	131
Futures	0	0	0	0	(20,661)	(20,661)
Swap Agreements	0	4,016	0	0	(10,611)	(6,595)

	$0	$4,016	$0	$0	$(31,159)	$(27,143)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(41,803)	$0	$(41,803)
Purchased Options	0	0	0	0	247	247
Written Options	0	47	0	0	(405)	(358)
Swap Agreements	0	(364)	0	0	0	(364)

	$0	$(317)	$0	$(41,803)	$(158)	$(42,278)

	$0	$3,699	$0	$(41,803)	$(31,317)	$(69,421)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$45,516	$45,516
Corporate Bonds & Notes
Banking & Finance	0	1,650,168	0	1,650,168
Industrials	0	1,032,131	0	1,032,131
Specialty Finance	0	2,813	0	2,813
Utilities	0	226,817	0	226,817
Municipal Bonds & Notes
Illinois	0	3,649	0	3,649
Iowa	0	878	0	878
Texas	0	3,470	0	3,470
U.S. Government Agencies	0	3,562,885	0	3,562,885
U.S. Treasury Obligations	0	1,027,725	0	1,027,725
Non-Agency Mortgage-Backed Securities	0	624,564	0	624,564
Asset-Backed Securities	0	727,068	0	727,068
Sovereign Issues	0	331,662	0	331,662
Preferred Securities
Banking & Finance	0	23,287	0	23,287
Short-Term Instruments
Certificates of Deposit	0	16,538	0	16,538
Repurchase Agreements	0	10,785	0	10,785
Short-Term Notes	0	2,300	0	2,300
Argentina Treasury Bills	0	204	0	204
U.S. Treasury Bills	0	10,373	0	10,373

	$0	$9,257,317	$45,516	$9,302,833

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$574,453	$0	$0	$574,453

Total Investments	$574,453	$9,257,317	$45,516	$9,877,286

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(414,691)	$0	$(414,691)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4,660	1,815	0	6,475
Over the counter	0	12,404	0	12,404

	$4,660	$14,219	$0	$18,879

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(8,537)	(710)	0	(9,247)
Over the counter	0	(44,521)	0	(44,521)

	$(8,537)	$(45,231)	$0	$(53,768)

Total Financial Derivative Instruments	$(3,877)	$(31,012)	$0	$(34,889)

Totals	$570,576	$8,811,614	$45,516	$9,427,706

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Total Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved

ANNUAL REPORT	DECEMBER 31, 2019	31

Notes to Financial Statements (Cont.)

pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to

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Notes to Financial Statements (Cont.)

market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the

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Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$372,701	$10,938	$0	$0	$1,282	$384,921	$10,937	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$142,391	$1,537,685	$(1,490,701)	$165	$(8)	$189,532	$3,155	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Bank Obligations  in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolio deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to

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Notes to Financial Statements (Cont.)

the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or

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“PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2019, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.”

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The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends

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Notes to Financial Statements (Cont.)

to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to

40	PIMCO VARIABLE INSURANCE TRUST

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compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a

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Notes to Financial Statements (Cont.)

minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

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Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage,

liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result

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Notes to Financial Statements (Cont.)

of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

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Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who

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Notes to Financial Statements (Cont.)

are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$42,239	$342,952

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2019

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$46,839,250	$46,436,550	$1,491,095	$1,507,707

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	4,819	$52,702	2,492	$26,495

Administrative Class	42,002	455,721	36,383	388,110

Advisor Class	20,906	227,666	23,594	252,308
Issued as reinvestment of distributions

Institutional Class	290	3,163	300	3,171

Administrative Class	11,117	121,139	14,669	154,858

Advisor Class	6,404	69,763	8,979	94,820
Cost of shares redeemed

Institutional Class	(1,323)	(14,259)	(2,398)	(25,511)

Administrative Class	(65,550)	(711,202)	(80,339)	(853,623)

Advisor Class	(56,374)	(617,665)	(71,809)	(762,693)

Net increase (decrease) resulting from Portfolio share transactions	(37,709)	$(412,972)	(68,129)	$(722,065)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 37% of the Portfolio. One of the shareholders is a related party and comprises 13% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

ANNUAL REPORT	DECEMBER 31, 2019	47

Notes to Financial Statements (Cont.)

December 31, 2019

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Total Return Portfolio	$137,231	$0	$77,049	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Total Return Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Total Return Portfolio	$9,329,869	$236,189	$(157,083)	$79,106

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2019 and December 31, 2018, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2019			December 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Total Return Portfolio	$194,477	$0	$0	$253,207	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

48	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Total Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2019	49

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	CSN	Credit Suisse AG (New York)	NGF	Nomura Global Financial Products, Inc.

BOA	Bank of America N.A.	DUB	Deutsche Bank AG	RBC	Royal Bank of Canada

BOM	Bank of Montreal	FICC	Fixed Income Clearing Corporation	RCY	Royal Bank of Canada

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC

BPS	BNP Paribas S.A.	GRE	NatWest Markets Securities Inc.	RYL	NatWest Markets Plc

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SOG	Societe Generale Paris

BSH	Banco Santander S.A. - New York Branch	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

BSN	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

CBK	Citibank N.A.	MSC	Morgan Stanley & Co. LLC.	UAG	UBS AG Stamford

CIB	Canadian Imperial Bank of Commerce	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NOK	Norwegian Krone

AUD	Australian Dollar	ILS	Israeli Shekel	THB	Thai Baht

BRL	Brazilian Real	INR	Indian Rupee	TRY	Turkish New Lira

CAD	Canadian Dollar	JPY	Japanese Yen	TWD	Taiwanese Dollar

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	USD (or $)	United States Dollar

EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CMBX	Commercial Mortgage-Backed Index	LIBOR03M	3 Month USD-LIBOR

BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0003M	3 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor

50	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)

PIMCO Total Return Portfolio	0.00%	0.00%	$163,925	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	DECEMBER 31, 2019	51

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2019	53

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

54	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (each, a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

ANNUAL REPORT	DECEMBER 31, 2019	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2019. The Board noted that, as of March 31, 2019, 91%, 25% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but

ANNUAL REPORT	DECEMBER 31, 2019	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent

ANNUAL REPORT	DECEMBER 31, 2019	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

60	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT18AR_123119

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2019	$ 838,925
	December 31, 2018	$ 792,218

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2019	$ —
	December 31, 2018	$ —

(c)	Fiscal Year Ended	Tax Fees
	December 31, 2019	$ 4,500
	December 31, 2018	$ 4,500

(d)	Fiscal Year Ended	All Other Fees(2)
	December 31, 2019	$ —
	December 31, 2018	$ —

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Variable Insurance Trust (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	December 31, 2019	December 31, 2018

PIMCO Variable Insurance Trust	$4,500	$4,500
Pacific Investment Management Company LLC (“PIMCO”)	17,878,830	8,437,919

Totals	$17,883,330	$8,442,419

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: February 28, 2020

By:	/s/ Bradley Todd

Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date: February 28, 2020